[LOGO OF JOHN HANCOCK]



                              Semiannual Report
                                  June 30, 2001

Investment Vision
                          The Variable Series     Variable Series Trust

   Insurance Products:
 .  Are NOT FDIC insured; NOT insured by the FDIC, NCUSIF, or any other federal entity;
 .  Are NOT deposits or other obligations of any bank and are NOT guaranteed by any bank; and
 . Are subject to investment risk, including the possible loss of principal investment.

[LOGO OF JOHN HANCOCK]
[LOGO OF INDEPENDENCE]
[LOGO OF ALLIANCE CAPITAL]
[LOGO OF THE BOSTON COMPANY]
[LOGO OF CAPITAL GUARDIAN TRUST COMPANY]
[LOGO OF GOLDMAN SACHS]
[LOGO OF JANUS]
[LOGO OF MELLON BOND]
[LOGO OF MORGAN STANLEY]
[LOGO OF PUTNAM INVESTMENTS]
[LOGO OF SSGA]
[LOGO OF T. ROWE PRICE]
[LOGO OF WELLINGTON MANAGEMENT]

Dear Shareholder,


Since our last report six months ago, the economic slowdown that began late last year has continued. Economic growth remains slow, unemployment is up, and corporations generally are reporting lower earnings. Through this period, the Federal Reserve has steadily decreased interest rates in response, at an unprecedented rate of change. It will take time to feel the impact of these cuts, but consumer and investor confidence has already improved.


The securities markets have begun to show signs of improvement recently, but the severe drop from a very buoyant economy a year ago to a very lackluster economic climate today has taken its toll, especially in the area of corporate profits. Profits have tended to drop sharply, leading to substantial equity losses in many sectors amid significant volatility. For the rest of 2001, we expect the economy to respond well to the Fed's rate actions. By the end of this year, we anticipate that growth will be back to 3% or more. This may seem quite modest relative to the recent past, but judged historically it is a very healthy rate. We are hopeful that the markets, and many of the Variable Series Trust portfolios, will respond positively in turn.


With a backdrop of bumps and bruises in the markets, and cautious optimism for the near future, the importance of portfolio diversification once again comes to the fore. A quick review of first-half results shows that virtually all equity market measures were down, including blue chip companies, the high-tech sector, and most overseas markets. The single bright spot in the equity markets was domestic small companies, which overall showed a modest positive return. Fixed income securities benefited from the Fed's interest rate actions, and showed positive returns as well. As a result, while it may have been difficult to avoid erosion in the value of your portfolio during the first half of this year, diversification across the range of available asset classes may have eased some of the pain. We continue to encourage you to work with an investment professional or other resources to achieve an appropriate level of diversification.


Finally, you may have noticed a new face on this page. After 25 years of loyal service to John Hancock, and seven years serving the Variable Series Trust, Tom Lee has decided to leave the company to pursue a new career in education. We are fortunate to be able to call upon the talents of Kathleen Driscoll, who has a rich background in marketing and distribution, as she assumes the responsibilities of President and Vice Chairman of the Variable Series Trust.


As always, we thank you for being a John Hancock variable life and/or variable annuity policyholder. We continue to work hard to earn your confidence and trust.

[PHOTO OF MICHELE G. VAN LEER]
Chairman

[PHOTO OF KATHLEEN F. DRISCOLL]
President and Vice Chairman


Sincerely,

/s/ Michele G. Van Leer

Michele G. Van Leer
Chairman

/s/ Kathleen F. Driscoll

Kathleen F. Driscoll
President and Vice Chairman

 Economic Overview
 John Hancock Economic Research



The slowdown that hit the US economy towards the end of 2000 continued through the first half of 2001. Real economic growth has now been around an anemic 1% pace since last fall. At this growth rate, we experience rising unemployment, sharp cutbacks in corporate spending, profit shortfalls and bond defaults. And although the overall economy is still expanding, the manufacturing sector is suffering its own recession, in particular the formerly high-flying technology and telecommunications industries.

The Federal Reserve reacted to the slowdown with the most rapid series of interest rate cuts in recent history, reducing the Federal Funds rate by 2.75 points between January and June. The impact of these rate cuts takes 6-12 months to filter through the economy, but they have already helped to bolster the confidence of both consumers and investors, and kept mortgage rates low enough to sustain the all-important housing sector.

Still a soft landing, despite some bumpy moments

A slowdown without a recession is by definition a "soft landing," and is a testament to the judgement and luck of policy-makers. Nonetheless, the speed of the slowdown, from over a 5% growth rate a year ago, has caused as much pain as some past recessions. Profits dropped sharply, leading to substantial equity losses and heightened market volatility.

The severity of the reversal for technology sectors has led some commentators to argue that this cycle is more serious than the headline statistics suggest. But while overcapacity in certain industries (especially telecommunications) may lead to a brutal shake-out, the consequences for the wider economy should not be overwhelming. The entire manufacturing sector is only about 15% of US employment and about 20% of GDP, and most of that is not high-tech. Some companies and their employees are suffering, but the main result of excess capacity for the economy may be cheap bandwidth and improved technology services.

Recovery just around the corner

The impact of the Fed's monetary easing should be felt over the next 6 months. We expect lower rates to stimulate housing, auto sales, and other interest-sensitive consumer purchases. As companies experience rising demand and work off unwanted inventories, they will re-start postponed capital spending projects. By the end of this year we anticipate that growth will be back to 3% or more. This may feel unexciting by the standards of a year or two ago, but in a longer perspective it is a very healthy rate.

There are, of course, risks:

 . Energy prices and electricity supply represent a potential problem for consumers and businesses.

 . The US trade deficit leaves the dollar vulnerable to a crisis of confidence, in which rising import prices inhibit the Fed's ability to lower interest rates.

 . Home-growth inflation pressures might also derail the recovery of business investment and productivity growth.

 . Finally, in a long-term perspective, today's high stock market valuations may still be out of line with economic fundamentals.

Overall, however, we look forward to a pace of growth for the economy and corporate profits that will be slower than we got used to in recent years, but which is still better than what we have experienced for most of the past three decades.

                                                     Inception: March 29, 1986

 Growth & Income Fund
 Independence Investment LLC                                   Paul F. McManus
 Putnam Investments                                             C. Beth Cotner


 The Growth & Income Fund is a multi-manager fund with two sub-advisers each independently managing their own portion of the Fund. The two managers employ a distinct and complementary investment strategy. This unique multi-manager approach seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager or strategy being out of favor in certain market environments.
 II LLC selects stocks using a combination of fundamental equity research and quantitative tools and focuses on large cap stocks that are undervalued relative to the stock's history and have improving earnings growth prospects.
 Putnam selects stocks using a systematic screening approach and fundamental equity research and focuses on large and mid cap stocks with opportunities for above average growth.
 As of June 30, 2001, II LLC managed approximately 80.10% and Putnam managed approximately 19.90% of the Fund's assets. For the first half of 2001, the Fund performed -9.13%, just below the overall benchmark's performance of - 6.69%.

Independence Investment LLC
 In the second quarter, the S&P 500 Index had its strongest quarterly performance period since the fourth quarter of 1999, returning 5.85%. This portion of your portfolio performed very well for the quarter, returning 7.28% net; outperforming the S&P 500 Index by 143 basis points. All of the outperformance of the Fund relative to the benchmark was from specific stock selection. The sectors that added the most value this quarter were Retail and Utilities. Conversely, Financial Services and Healthcare were the largest detractors from performance.
 The worldwide economies are clearly struggling. The U.S. will likely show negative growth in the current quarter as businesses reign in spending and investment. European economies slowed considerably this quarter and Japan appears to have entered another recession. Investors are looking past the slowdown and focusing instead on the potential rebound over the coming months. The consumer has remained quite resilient during this slowdown. The Federal Reserve has aggressively cut interest rates and consumers will be receiving tax rebate checks in the third quarter. Inflation is clearly coming down as energy prices have weakened. We believe investors must be patient, waiting to see tangible signs of the economic recovery over the remainder of the year. We continue to be overweight retailers, as we believe the consumer will once again lead us on the road to recovery. We also own significant positions in semiconductor companies. We believe their shares are attractively priced and they will quickly benefit from a rebound in technology spending. Finally, many software and data service companies are attractive because their businesses should prove to be more predictable in this period of uncertain order patterns in the technology industry.


Putnam Investments
 Weak performance in the first quarter of the year dragged down the positive results achieved later in the period. In the first quarter of 2001, the Fund underperformed the index as strong relative stock performance in consumer staples (Anheuser Busch, Clear Channel, and Echostar), coupled with underweighting the lagging technology sector, was offset by weak stock performance in both technology (Applied Micro Circuits, PMC-Sierra, Brocade Communications, Juniper Networks, Agile Software, Siebel Systems) and health care (Applera-Applied Biosystems, Genentech).
 In the second quarter, the Fund outperformed the benchmark due to strong stock selection in consumer staples (AOL Time Warner, Inc.) and overweighting the robust conglomerates sector (Tyco International); which more than offset an underweight position in the rallying technology sector.
 We believe that the current environment of economic uncertainty will continue to pressure rapidly growing, high-quality growth companies. While we do not expect this condition to persist over the long term, we have taken steps to focus on growth companies with a proven track record of growing profits even during unsettled economic times.
 Going forward, we are overweighting technology (software and communications equipment) and consumer cyclicals (general merchandise retail and specialty retail). While underweighting the health-care and energy sectors, within those areas we will focus on pharmaceuticals, biotechnology, and specialty pharmaceuticals, and oil services, respectively.

                                                     Inception: March 29, 1986

 Growth & Income Fund
 Independence Investment LLC                                   Paul F. McManus
 Putnam Investments                                             C. Beth Cotner


                                   [GRAPH]

                          Growth & Income
              Date             Fund             S&P 500(R) Index
              ----             ----             ----------------
            7/1/1991          10,000                  10,000
           7/31/1991          10,345                  10,468
           8/31/1991          10,567                  10,714
           9/30/1991          10,439                  10,538
          10/31/1991          10,592                  10,680
          11/30/1991          10,224                  10,248
          12/31/1991          11,181                  11,419
           1/31/1992          10,985                  11,207
           2/29/1992          11,115                  11,350
           3/31/1992          10,928                  11,128
           4/30/1992          11,275                  11,452
           5/31/1992          11,386                  11,514
           6/30/1992          11,302                  11,347
           7/31/1992          11,691                  11,804
           8/31/1992          11,460                  11,566
           9/30/1992          11,588                  11,699
          10/31/1992          11,569                  11,741
          11/30/1992          12,019                  12,136
          12/31/1992          12,175                  12,295
           1/31/1993          12,300                  12,385
           2/28/1993          12,472                  12,552
           3/31/1993          12,859                  12,822
           4/30/1993          12,516                  12,508
           5/31/1993          12,841                  12,846
           6/30/1993          12,967                  12,888
           7/31/1993          12,896                  12,828
           8/31/1993          13,416                  13,316
           9/30/1993          13,440                  13,218
          10/31/1993          13,669                  13,486
          11/30/1993          13,548                  13,359
          12/31/1993          13,798                  13,524
           1/31/1994          14,208                  13,977
           2/28/1994          13,794                  13,599
           3/31/1994          13,260                  13,008
           4/30/1994          13,490                  13,177
           5/31/1994          13,541                  13,392
           6/30/1994          13,296                  13,061
           7/31/1994          13,655                  13,493
           8/31/1994          14,164                  14,042
           9/30/1994          13,745                  13,704
          10/31/1994          13,965                  14,018
          11/30/1994          13,501                  13,503
          12/31/1994          13,722                  13,700
           1/31/1995          14,005                  14,057
           2/28/1995          14,557                  14,602
           3/31/1995          14,879                  15,034
           4/30/1995          15,313                  15,472
           5/31/1995          15,822                  16,083
           6/30/1995          16,182                  16,461
           7/31/1995          16,698                  17,009
           8/31/1995          16,808                  17,055
           9/30/1995          17,537                  17,769
          10/31/1995          17,422                  17,707
          11/30/1995          18,156                  18,486
          12/31/1995          18,416                  18,828
           1/31/1996          18,906                  19,476
           2/29/1996          19,150                  19,663
           3/31/1996          19,395                  19,852
           4/30/1996          19,614                  20,144
           5/31/1996          20,068                  20,663
           6/30/1996          20,177                  20,748
           7/31/1996          19,224                  19,825
           8/31/1996          19,682                  20,245
           9/30/1996          20,596                  21,383
          10/31/1996          21,100                  21,969
          11/30/1996          22,504                  23,636
          12/31/1996          22,117                  23,173
           1/31/1997          23,255                  24,612
           2/28/1997          23,383                  24,811
           3/31/1997          22,472                  23,779
           4/30/1997          23,561                  25,199
           5/31/1997          24,839                  26,746
           6/30/1997          25,818                  27,939
           7/31/1997          28,125                  30,157
           8/31/1997          26,701                  28,480
           9/30/1997          28,254                  30,041
          10/31/1997          27,191                  29,038
          11/30/1997          28,214                  30,382
          12/31/1997          28,717                  30,905
           1/31/1998          29,027                  31,248
           2/28/1998          31,396                  33,501
           3/31/1998          33,152                  35,216
           4/30/1998          33,244                  35,572
           5/31/1998          32,881                  34,960
           6/30/1998          34,276                  36,379
           7/31/1998          33,876                  35,994
           8/31/1998          28,675                  30,789
           9/30/1998          30,147                  32,762
          10/31/1998          32,834                  35,426
          11/30/1998          34,799                  37,573
          12/31/1998          37,402                  39,737
           1/31/1999          38,657                  41,398
           2/28/1999          37,457                  40,111
           3/31/1999          38,566                  41,715
           4/30/1999          40,191                  43,329
           5/31/1999          39,019                  42,307
           6/30/1999          41,709                  44,655
           7/31/1999          40,282                  43,262
           8/31/1999          39,805                  43,045
           9/30/1999          38,707                  41,866
          10/31/1999          40,971                  44,516
          11/30/1999          41,446                  45,420
          12/31/1999          43,471                  48,095
           1/31/2000          40,822                  45,680
           2/29/2000          39,797                  44,817
           3/31/2000          44,251                  49,200
           4/30/2000          43,169                  47,719
           5/31/2000          42,600                  46,741
           6/30/2000          43,282                  47,891
           7/31/2000          42,755                  47,144
           8/31/2000          45,401                  50,071
           9/30/2000          42,657                  47,428
          10/31/2000          42,761                  47,228
          11/30/2000          37,930                  43,507
          12/31/2000          37,775                  43,720
           1/31/2001          38,943                  45,272
           2/28/2001          34,857                  41,143
           3/31/2001          31,997                  38,539
           4/30/2001          35,072                  41,533
           5/31/2001          35,137                  41,812
           6/30/2001          34,325                  40,796

Top Ten Holdings (as of June 30, 2001)
-------------------------------------------------------------------------------
-
                                      % of           six months ago
                                   investments      % of investments
General Electric Co.                  6.0%                6.8%
Microsoft Corp.                       4.8%                8.1%
Pfizer, Inc.                          4.0%                1.0%
AOL Time Warner, Inc.                 3.1%                N/A
Citigroup, Inc.                       3.0%                4.7%
Exxon Mobil Corp.                     2.7%                1.6%
Wal-Mart Stores, Inc.                 2.4%                1.8%
Intel Corp.                           2.2%                3.6%
Johnson & Johnson                     1.9%                1.3%
Verizon Communications                1.9%                N/A
Average Annual Total Returns*
-------------------------------------------------------------------------------
-
                       Growth & Income      S&P 500      MorningStar
                           Fund            Index(1)      Peer Group+
YTD**                     -9.13%            -6.69%         -8.13%
1 Year                   -20.69            -14.82         -15.74
3 Years                    0.05              3.89           3.24
5 Years                   11.21             14.48          12.82
10 Years                  13.13             15.10          13.83

Top Ten Sectors (as of June 30, 2001)
-------------------------------------------------------------------------------
-
                          % of                                     % of
                       investments                              investments
Technology                25.3%      Consumer Cyclical             7.3%
Health Care               13.5%      Energy                        6.1%
Financial                 13.4%      Utility                       5.3%
Capital Equipment         11.2%      Consumer Staple               5.1%
Retail                     8.3%      Basic Material                3.0%

   (1) "Standard & Poor's 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by John Hancock Life Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.
    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the Fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   **  Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Blend investment category.

                                                        Inception: May 1, 1996

 Equity Index Fund
 SSgA Funds Management, Inc.                                   Management Team

 The S&P 500 gained 5.85% in the second quarter, partially offsetting the losses from the first quarter of the year. The index is still down 6.69% for the first half of 2001. Information Technology jumped 12.44% in the second quarter, but is still down over 16% year to date. This gives the sector the odd titles of best performer in the second quarter, and worst performer in the first half. Utilities was the worst performing sector in the quarter, falling 5.70%.
 In the first half of the year there were some bright lights. Consumer Discretionary stocks rose 8.82% and Materials rose 4.51%. The remaining sectors all posted losses. There were 7 stocks that doubled in the first half, led by JC Penney (147%), Compuware (124%), Kmart (116%) and Best Buy (115%.) Of particular interest, Microsoft rose 68% in the first half, adding 1.3% to the index return.(/3/)
 On the downside 15 stocks lost more than half of their value, led by Network Appliances (-79%) Palm (-79%) and Applied MicroCircuits (-77%.)(/3/)
 The Equity Index Fund attempts to track the performance of the S&P 500 Index by fully replicating the index. The fund attempts to match the index holdings and weights for each security in order to provide returns close to the index return.



                                    [GRAPH]

                             Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

        Date              Equity Index Fund         S&P 500* Index
        ----              -----------------         --------------
      5/1/1996                  10,000                  10,000
     5/31/1996                  10,210                  10,258
     6/30/1996                  10,231                  10,300
     7/31/1996                   9,825                   9,842
     8/31/1996                   9,971                  10,050
     9/30/1996                  10,509                  10,615
    10/31/1996                  10,787                  10,906
    11/30/2001                  11,561                  11,734
    12/31/1996                  11,423                  11,504
     1/31/1997                  12,133                  12,218
     2/28/1997                  12,221                  12,317
     3/31/1997                  11,736                  11,805
     4/30/1997                  12,409                  12,510
     5/31/1997                  13,119                  13,278
     6/30/1997                  13,727                  13,870
     7/31/1997                  14,821                  14,971
     8/31/1997                  13,993                  14,139
     9/30/1997                  14,756                  14,913
    10/31/1997                  14,267                  14,415
    11/30/1997                  14,887                  15,083
    12/31/1997                  15,169                  15,342
     1/31/1998                  15,336                  15,513
     2/28/1998                  16,441                  16,631
     3/31/1998                  17,280                  17,482
     4/30/1998                  17,455                  17,659
     5/31/1998                  17,151                  17,355
     6/30/1998                  17,850                  18,060
     7/31/1998                  17,664                  17,868
     8/31/1998                  15,096                  15,285
     9/30/1998                  16,067                  16,264
    10/31/1998                  17,369                  17,587
    11/30/1998                  18,419                  18,653
    12/31/1998                  19,484                  19,727
     1/31/1999                  20,296                  20,551
     2/28/1999                  19,669                  19,912
     3/31/1999                  20,464                  20,709
     4/30/1999                  21,252                  21,510
     5/31/1999                  20,743                  21,003
     6/30/1999                  21,904                  22,168
     7/31/1999                  21,220                  21,477
     8/31/1999                  21,115                  21,369
     9/30/1999                  20,541                  20,784
    10/31/1999                  21,834                  22,099
    11/30/1999                  22,275                  22,548
    12/31/1999                  23,593                  23,876
     1/31/2000                  22,400                  22,677
     2/29/2000                  21,978                  22,249
     3/31/2000                  24,120                  24,425
     4/30/2000                  23,394                  23,690
     5/31/2000                  22,910                  23,204
     6/30/2000                  23,475                  23,775
     7/31/2000                  23,108                  23,404
     8/31/2000                  24,546                  24,857
     9/30/2000                  23,245                  23,545
    10/31/2000                  23,146                  23,446
    11/30/2000                  21,326                  21,598
    12/31/2000                  21,434                  21,704
     1/31/2001                  22,191                  22,475
     2/28/2001                  20,164                  20,425
     3/31/2001                  18,884                  19,132
     4/30/2001                  20,350                  20,619
     5/31/2001                  20,490                  20,757
     6/30/2001                  19,990                  20,252
Top Ten holdings (as of June 30, 2001)
------------------------------------------------------------------------------
-
                                                  % of         six months ago
                                              investments     % of investments
General Electric Co.                              4.4%                3.4%
Microsoft Corp.                                   3.6%                4.0%
Exxon Mobil Corp.                                 2.7%                1.9%
Citigroup, Inc.                                   2.4%                1.3%
Pfizer, Inc.                                      2.3%                0.8%
AOL Time Warner, Inc.                             2.1%                N/A
Wal-Mart Stores, Inc.                             2.0%                2.1%
American International Group, Inc.                1.8%                1.1%
Intel Corp.                                       1.8%                1.8%
International Business Machines Corp.             1.8%                1.3%
Average Annual Total Returns*
------------------------------------------------------------------------------
-
                                   Equity Index     S&P 500         MorningStar
                                      Fund(1)       Index(2)        Peer Group+
                                   ------------    ----------       ----------
-
YTD**                                  -6.74%        -6.69%           -8.13%
1 Year                                -14.85        -14.82           -15.74
3 Years                                 3.85          3.89             3.24
5 Years                                14.33         14.48            12.82
Since Inception (5/1/96)               14.35         14.64             N/A
Top Ten Sectors (as of June 30, 2001)
------------------------------------------------------------------------------
                            % of                                       % of
                         investments                                investments
Technology                  21.0%          Energy                       7.1%
Financial                   17.5%          Utility                      6.9%
Health Care                 12.1%          Retail                       6.4%
Capital Equipment           10.2%          Consumer Staple              6.3%
Consumer Cyclical            7.6%          Basic Material               3.0%

   (1) Returns reflect waiver of advisory fee, reimbursement of all non-advisory fund expenses, and extra-ordinary capital contributions of $84,000 in 1996 and $250,000 in 1997.
   (2) "Standard & Poor's 500" is a trademark of McGraw-Hill Companies, Inc. and has been licensed for use by John Hancock Life Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.
   (3) Source: Morgan Stanley Dean Witter.
    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   **  Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all the variable annuity and life sub-accounts within the Morningstar variable universe having a Large Blend investment category.

                                                        Inception: May 1, 1996

 Large Cap Value Fund
 T. Rowe Price Associates, Inc.                                Brian C. Rogers

 The fund posted a respectable gain of 2.34% in a difficult environment during the first half of the year. Results for the six months and year were well ahead of the Russell 1000 Value Index which ended in negative territory for the half.
 We were pleased by the resiliency of a number of our holdings, including Bank of America, American General, Microsoft, Fortune Brands, Toys "R' Us, and H&R Block, all of which were prominent on a long list of positive contributors to fund performance. On the negative side of the ledger, Honeywell International and Rockwell International turned in disappointing results.
 We made a number of sizable purchases in the first half of the year. Schering-Plough, McDonald's, Bristol-Myers Squibb, Texas Instruments, and Corning were all companies trading anywhere from 25% to 75% below their 12-month highs and, in our opinion, provided attractive investment opportunities. Accordingly, we either initiated positions in them or enhanced our existing holdings.
 Our transactions in GE and Honeywell International deserve special commentary. Most of our buying in Honeywell occurred in late June when the company's proposed acquisition by GE was coming unglued due to concerns raised by European regulators. After Honeywell stock declined to an unrealistically low price level, in our view, we believed it represented a favorable combination of strong upside potential and little downside risk. Regarding GE, we normally do not buy and sell a security in such a short period. However, the stock sold off sharply in the first three months of the year, at which point we initiated a position in it. Subsequently, GE appreciated fairly quickly, and we decided to eliminate it from the portfolio.
 In terms of other sales during the half, we eliminated or reduced positions in several companies after their stocks appreciated in value--with the notable exception of BMC Software. As we've stated before, we generally recycle out of holdings that have increased in price to the point where the appeal of their relative valuations is less compelling, and then reinvest the proceeds in more undervalued opportunities.
 While the economic and earnings news has been sluggish, the Federal Reserve's aggressive program of cutting short-term interest rates, combined with some boost from the administration's tax cut, auger well for improved economic and earnings performance toward the end of the year or early 2002. While a rebound is difficult to forecast with a high degree of certainty, we believe the backdrop for stocks will improve over the intermediate term. In our view, there are many appealing opportunities for investors with a reasonable time horizon, and we will continue to seek them out in the months ahead.

                                    [GRAPH]

                            Historical Fund Return
$10,000
Investment made 5/1/96
(Fund Inception Date)
                               Russel 1000           Large Cap
             Date              Value Index           Value Fund
             ----              -----------           ----------
           5/1/1996              10,000                10,000
          5/31/1996              10,125                10,190
          6/30/1996              10,133                10,255
          7/31/1996               9,750                 9,977
          8/31/1996              10,029                10,186
          9/30/1996              10,428                10,618
         10/31/1996              10,832                10,860
         11/30/1996              11,617                11,451
         12/31/1996              11,468                11,391
          1/31/1997              12,024                11,699
          2/28/1997              12,201                11,979
          3/31/1997              11,762                11,724
          4/30/1997              12,256                12,016
          5/31/1997              12,941                12,582
          6/30/1997              13,496                13,059
          7/31/1997              14,511                13,805
          8/31/1997              13,995                13,447
          9/30/1997              14,840                14,081
         10/31/1997              14,426                13,703
         11/30/1997              15,063                14,220
         12/31/1997              15,503                14,644
          1/31/1998              15,283                14,539
          2/28/1998              16,312                15,250
          3/31/1998              17,310                15,954
          4/30/1998              17,426                15,869
          5/31/1998              17,168                15,598
          6/30/1998              17,388                15,561
          7/31/1998              17,082                15,107
          8/31/1998              14,540                13,634
          9/30/1998              15,375                14,373
         10/31/1998              16,566                15,261
         11/30/1998              17,338                15,884
         12/31/1998              17,928                15,999
          1/31/1999              18,071                15,600
          2/28/1999              17,816                15,470
          3/31/1999              18,185                15,889
          4/30/1999              19,883                17,601
          5/31/1999              19,665                17,469
          6/30/1999              20,235                17,932
          7/31/1999              19,642                17,538
          8/31/1999              18,913                17,003
          9/30/1999              18,251                16,394
         10/31/1999              19,303                16,974
         11/30/1999              19,152                16,678
         12/31/1999              19,244                16,524
          1/31/2000              18,617                15,752
          2/29/2000              17,234                14,461
          3/31/2000              19,336                16,067
          4/30/2000              19,112                16,209
          5/31/2000              19,312                16,987
          6/30/2000              18,430                16,141
          7/31/2000              18,660                16,308
          8/31/2000              19,698                17,100
          9/30/2000              19,879                17,218
         10/31/2000              20,368                18,044
         11/30/2000              19,612                17,845
         12/31/2000              20,595                18,667
          1/31/2001              20,675                18,863
          2/28/2001              20,100                18,597
          3/31/2001              19,391                18,092
          4/30/2001              20,341                18,861
          5/31/2001              20,799                19,494
          6/30/2001              20,337                19,104

Top Ten Holdings (as of June 20, 2001)
------------------------------------------------------------------------------
--
                                                       six months ago
                                     % of                  % of
                                 investments            investments

Exxon Mobil Corp.                    2.6%                   2.4%
Mellon Financial Corp.               2.3%                   1.2%
Lockheed Martin Corp.                1.9%                   0.8%
BP Amoco plc                         1.9%                   1.3%
Union Pacific Corp.                  1.9%                   0.7%
American Home Products Corp.         1.7%                   1.2%
Verizon Communications               1.7%                   N/A
Texaco, Inc.                         1.6%                   0.9%
Federal National Mortgage Assoc.     1.6%                   0.8%
Fleet Boston Financial Corp.         1.6%                   0.9%


Average Annual Total Returns*
------------------------------------------------------------------------------
--
                               Large Cap     Russell 1000     MorningStar
                              Value Fund     Value Index      Peer Group+
                              ----------     ------------     -----------
YTD**                            2.34%          -1.25%           -0.67%
1 Year                          18.36           10.35             8.79
3 Years                          7.08            5.36             4.84
5 Years                         13.25           14.95            12.16
Since Inception (5/1/96)        13.35           14.73             N/A

Top Ten Sectors (as of June 30, 2001)
------------------------------------------------------------------------------
--
                               % of                            % of
                            investments                    investments
Financial                      20.5%        Technology         8.6%
Energy                         12.0%        Utility            8.3%
Consumer Staple                10.4%        Basic Material     7.4%
Consumer Cyclical              10.3%        Health Care        5.5%
Captial Equipment               9.0%        Retail             3.6%
    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   ** Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Value investment category.

                                                    Inception: August 31, 1999

 Large Cap Value CORE/SM/ Fund
 Goldman Sachs Asset Management                             Brown/Jones/Pinter

 During the second quarter of 2001, the John Hancock VST Large Cap Value CORE Fund (the "Fund") generated a total cumulative return of 6.47%, versus the 4.88% total cumulative return of the Fund's benchmark, the Russell 1000 Value Index (the "Index").
 The Fund's strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. The diversification of our models typically adds value because, when one theme doesn't work, others usually do. For example, when Momentum stocks underperform, Value stocks typically advance more than average.
 Of the CORE themes, Momentum recovered after a very difficult first quarter to drive positive performance in the second quarter. The theme benefited from the market's more typical patterns of behavior, following a spate of panic selling and frenzied buying that characterized the end of 2000 and beginning of 2001. Value was a positive contributor overall, its fourth positive quarter in a row. Profitability also boosted results for the second consecutive quarter, while Earnings Quality and Research were down for the period.
 The Fund's holdings in Energy and Consumer Non-cyclicals, in particular, significantly outperformed benchmark peers, while holdings in Basic Materials lagged the most. Individual stocks that had the greatest impact on the upside were overweights in Ultramar Diamond Shamrock (0.1%), Fox Entertainment Group, Inc. (0.1%) and Waste Management Inc. (0.9%). An overweight in CVS Corp. (0.4%) and an underweight in Du Pont (0.1%) were the biggest detractors.
 Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also expect companies that are favored by fundamental research analysts and that have strong profit margins and sustainable earnings to outperform their peers. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.
Footnotes
Total return figures represent past performance and do not indicate future results which will vary. The Fund's performance reflects the reinvestment of dividends and distributions. The Russell 1000 Value Index is unmanaged and does not include any fees or expenses. CORESM is a service mark of Goldman, Sachs & Co.
Performance returns for the VST Large Cap Value CORE Fund (the "Fund") are estimated and supplied as a client accommodation for internal use only within John Hancock Funds Group. The Fund is subadvised/managed by Goldman Sachs Asset Management ("GSAM"). As a subadviser, we do not normally perform administration functions, such as performance calculations. The NAV's, distributions and expense ratios (which are calculated by the custodian--State Street Bank) used to calculate total returns have not been independently validated and approved by GSAM.

                                    [GRAPH]

                            Historical Fund Return
$10,000
Investment made 8/31/99
(Fund Inception Date)
                            Large Cap Value      Russell 1000
        Date                 CORE(SM) Fund        Value Index
        ----                 -------------        -----------
      8/31/1999                 10,000              10,000
      9/30/1999                  9,710               9,650
     10/31/1999                 10,330              10,206
     11/30/1999                 10,221              10,126
     12/31/1999                 10,357              10,175
      1/31/2000                  9,965               9,843
      2/29/2000                  9,305               9,112
      3/31/2000                 10,352              10,223
      4/30/2000                 10,234              10,105
      5/31/2000                 10,314              10,211
      6/30/2000                  9,924               9,744
      7/31/2000                 10,093               9,866
      8/31/2000                 10,734              10,415
      9/30/2000                 10,783              10,510
     10/31/2000                 10,932              10,769
     11/30/2000                 10,423              10,370
     12/31/2000                 10,887              10,889
      1/31/2001                 10,868              10,931
      2/28/2001                 10,563              10,628
      3/31/2001                 10,164              10,252
      4/30/2001                 10,773              10,755
      5/31/2001                 11,028              10,997
      6/30/2001                 10,819              10,753

Top Ten Holdings (as of June 30, 2001)
-------------------------------------------------------------------------------
-
                                          % of                six months ago
                                      investments            % of investments
Exxon Mobil Corp.                         5.5%                     0.9%
Citigroup, Inc.                           4.7%                     0.6%
Verizon Communications                    3.0%                     N/A
American International Group, Inc.        2.3%                     0.3%
Procter & Gamble Co.                      2.0%                     0.1%
Federal National Mortgage Assoc.          2.0%                     0.1%
Bank of America Corp.                     2.0%                     0.4%
SBC Communications, Inc.                  1.6%                     0.4%
Johnson & Johnson                         1.6%                     0.1%
Minnesota Mining & Manufacturing Co.      1.5%                     0.1%

Average Annual Total Returns*
-------------------------------------------------------------------------------
-
                                   Large Cap        Russell 1000    MorningStar
                              Value Core/SM/ Fund   Value Index     Peer Group+
                              -------------------   ------------    -----------
YTD**                                -0.66%           -1.25%          -0.67%
1 Year                                8.97            10.35            8.79
Since Inception (8/31/99)             4.36             4.04            N/A

Top Ten Sectors (as of June 30, 2001)
-------------------------------------------------------------------------------
-
                           % of                                 % of
                        investments                          investments
Financial                  27.8%       Consumer Cyclical        7.9%
Energy                     11.2%       Consumer Staple          7.7%
Utility                     9.8%       Capital Equipment        6.0%
Technology                  9.7%       Basic Material           3.9%
Health Care                 8.3%       Retail                   3.4%
    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future."
      Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   ** Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all the variable annuity and life sub-accounts within the Morningstar variable universe having a Large Cap Value investment style.

                                                      Inception: June 30, 2000

 Large Cap Value COREsm II (formerly American Leaders Large Cap Value Fund)
 Goldman Sachs Asset Management                             Brown/Jones/Pinter

Effective January 1, 2001 Goldman Sachs Asset Management assumed management of the Fund.
 During the second quarter of 2001, the John Hancock VST Large Cap Value CORE II Fund (the "Fund") generated a total cumulative return of 6.21%, versus the 4.88% total cumulative return of the Fund's benchmark, the Russell 1000 Value Index (the "Index").
 The Fund's strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. The diversification of our models typically adds value because, when one theme doesn't work, others usually do. For example, when Momentum stocks underperform, Value stocks typically advance more than average.
 Of the CORE themes, Momentum recovered after a very difficult first quarter to drive positive performance in the second quarter. The theme benefited from the market's more typical patterns of behavior, following a spate of panic selling and frenzied buying that characterized the end of 2000 and beginning of 2001. Value was a positive contributor overall, its fourth positive quarter in a row. Profitability also boosted results for the second consecutive quarter, while Earnings Quality and Research were down for the period.
 The Fund's holdings in Energy and Consumer Non-cyclicals, in particular, significantly outperformed benchmark peers, while holdings in Basic Materials lagged the most. Individual stocks that had the greatest impact on the upside were overweights in Ultramar Diamond Shamrock (0.1%), Fox Entertainment Group, Inc. (0.1%) and Waste Management Inc. (0.9%). An overweight in CVS Corp. (0.4%) and an underweight in Du Pont (0.1%) were the biggest detractors.
 Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also expect companies that are favored by fundamental research analysts and that have strong profit margins and sustainable earnings to outperform their peers. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.
Footnotes
Total return figures represent past performance and do not indicate future results which will vary. The Fund's performance reflects the reinvestment of dividends and distributions. The Russell 1000 Value Index is unmanaged and does not include any fees or expenses. CORESM is a service mark of Goldman, Sachs & Co.
Performance returns for the VST Large Cap Value CORE II Fund (the "Fund") are estimated and supplied as a client accommodation for internal use only within John Hancock Funds Group. The Fund is subadvised/managed by Goldman Sachs Asset Management ("GSAM"). As a subadviser, we do not normally perform administration functions, such as performance calculations. The NAV's, distributions and expense ratios (which are calculated by the custodian--State Street Bank) used to calculate total returns have not been independently validated and approved by GSAM.
(Fund investment information on next page.)

                                                      Inception: June 30, 2000

 Large Cap Value COREsm II (formerly American Leaders Large Cap Value Fund)
 Goldman Sachs Asset Management                             Brown/Jones/Pinter



                                    [GRAPH]
                            Historical Fund Return
$10,000
Investment made 6/30/00
(Fund Inception Date)

     Date         Large Cap Value Core II Fund    Russell 1000 Value Index
     ----         ----------------------------    ------------------------
  6/30/2000                  10,000                       10,000
  7/31/2000                   9,842                       10,125
  8/31/2000                  10,692                       10,688
  9/30/2000                  10,499                       10,786
 10/31/2000                  10,827                       11,052
 11/30/2000                  10,283                       10,642
 12/31/2000                  10,802                       11,175
  1/31/2001                  10,800                       11,218
  2/28/2001                  10,529                       10,906
  3/31/2001                  10,139                       10,521
  4/30/2001                  10,723                       11,037
  5/31/2001                  11,002                       11,285
  6/30/2001                  10,766                       11,035

Top Ten Holdings (as of June 30, 2001)
--------------------------------------

                                     % of       six months ago
                                 investments   % of investments

Exxon Mobil Corp.                    5.1%           1.8%
Citigroup, Inc.                      3.8%           N/A
Verizon Communications               3.0%           1.3%
Bank of America Corp.                2.3%           1.0%
Federal National Mortgage Assoc.     2.0%           N/A
Johnson & Johnson                    1.9%           N/A
American International Group, Inc.   1.9%           N/A
SBC Communications, Inc.             1.8%           N/A
Procter & Gamble Co.                 1.6%           N/A
General Motors Corp.                 1.3%           0.7%

Average Annual Total Returns*
-----------------------------

                              Large Cap Value  Russell 1000   Morning Star
                               Core II Fund    Value Index     Peer Group+
                              ---------------  ------------   ------------
YTD**                             -0.33%          -1.25%         -0.67%
1 Year                             7.66           10.35           8.79%
Since Inception (6/30/00)          7.66           10.35           N/A

Top Ten Sectors (as of June 30, 2001)
-------------------------------------

                            % of                          % of
                         investments                  investments
Financial                    27.5%     Health Care        8.4%
Energy                       11.4%     Consumer Staple    7.9%
Utility                       9.9%     Capital Equipment  6.6%
Technology                    9.4%     Governmental       3.1%
Consumer Cyclical             8.7%     Basic Material     2.8%



    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees ad operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   ** Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Value investment category.

                                                     Inception: March 29, 1986

 Large Cap Growth Fund
 Independence Investment LLC                                       Mark Lapman

 In the second quarter, the S&P 500 Index had its strongest quarterly performance period since the fourth quarter of 1999, returning 5.85%. Your portfolio performed very well for the quarter, returning 10.06% net, outperforming both the S&P 500 Index and the Russell 1000 Growth Index. The sectors that added the most value this quarter were Technology (Lexmark International, Intuit and Sanmina), Telecommunications (PCS Sprint and Verizon) and Consumer Non-Cyclicals (Phillip Morris). On the negative side, stock selection within Retail (Radioshack, CVS and Walgreen) and Health Care (Applera and Waters Corp.) trailed the benchmark.
 The worldwide economies are clearly struggling. The U.S. will likely show negative growth in the current quarter as businesses reign in spending and investment. European economies slowed considerably this quarter and Japan appears to have entered another recession. Investors are looking past the slowdown and focusing instead on the potential rebound over the coming months. The consumer has remained quite resilient during this slowdown. The Federal Reserve has aggressively cut interest rates and consumers will be receiving tax rebate checks in the third quarter. Inflation is clearly coming down as energy prices have weakened. We believe investors must be patient, waiting to see tangible signs of the economic recovery over the remainder of the year. We continue to be overweight retailers, as we believe the consumer will once again lead us on the road to recovery. We also own significant positions in semiconductor companies. We believe their shares are attractively priced and they will quickly benefit from a rebound in technology spending. Finally, many software and data service companies are attractive because their businesses should prove to be more predictable in this period of uncertain order patterns in the technology industry.

                                    [GRAPH]

                            Historical Fund Return
$10,000
Investment made 7/1/91
(10-Year Period)
                                                    Large Cap Growth
       Date             Large Cap Growth Fund         Benchmark (1)
       ----             ---------------------         -------------
     7/1/1991                  10,000                    10,000
    7/31/1991                  10,323                    10,468
    8/31/1991                  10,532                    10,714
    9/30/1991                  10,356                    10,538
   10/31/1991                  10,405                    10,680
   11/30/1991                  10,041                    10,248
   12/31/1991                  10,928                    11,419
    1/31/1992                  10,761                    11,207
    2/29/1992                  10,882                    11,350
    3/31/1992                  10,688                    11,128
    4/30/1992                  11,025                    11,452
    5/31/1992                  11,152                    11,514
    6/30/1992                  11,063                    11,347
    7/31/1992                  11,459                    11,804
    8/31/1992                  11,245                    11,566
    9/30/1992                  11,356                    11,699
   10/31/1992                  11,370                    11,741
   11/30/1992                  11,792                    12,136
   12/31/1992                  12,014                    12,295
    1/31/1993                  12,127                    12,385
    2/28/1993                  12,348                    12,552
    3/31/1993                  12,723                    12,822
    4/30/1993                  12,264                    12,508
    5/31/1993                  12,631                    12,846
    6/30/1993                  12,816                    12,888
    7/31/1993                  12,717                    12,828
    8/31/1993                  13,268                    13,316
    9/30/1993                  13,434                    13,218
   10/31/1993                  13,636                    13,486
   11/30/1993                  13,487                    13,359
   12/31/1993                  13,672                    13,524
    1/31/1994                  14,088                    13,977
    2/28/1994                  13,651                    13,599
    3/31/1994                  13,209                    13,008
    4/30/1994                  13,469                    13,177
    5/31/1994                  13,426                    13,392
    6/30/1994                  13,224                    13,061
    7/31/1994                  13,555                    13,493
    8/31/1994                  14,029                    14,042
    9/30/1994                  13,609                    13,704
   10/31/1994                  13,739                    14,018
   11/30/1994                  13,338                    13,503
   12/31/1994                  13,538                    13,700
    1/31/1995                  13,792                    14,057
    2/28/1995                  14,314                    14,602
    3/31/1995                  14,638                    15,034
    4/30/1995                  15,000                    15,472
    5/31/1995                  15,510                    16,083
    6/30/1995                  15,771                    16,461
    7/31/1995                  16,281                    17,009
    8/31/1995                  16,406                    17,055
    9/30/1995                  17,072                    17,769
   10/31/1995                  16,876                    17,707
   11/30/1995                  17,577                    18,486
   12/31/1995                  17,822                    18,828
    1/31/1996                  18,239                    19,476
    2/29/1996                  18,455                    19,663
    3/31/1996                  18,688                    19,852
    4/30/1996                  19,003                    20,144
    5/31/1996                  19,423                    20,847
    6/30/1996                  19,401                    20,876
    7/31/1996                  18,111                    19,652
    8/31/1996                  18,689                    20,160
    9/30/1996                  19,833                    21,627
   10/31/1996                  19,980                    21,757
   11/30/1996                  21,430                    23,391
   12/31/1996                  21,078                    22,932
    1/31/1997                  22,284                    24,540
    2/28/1997                  22,449                    24,373
    3/31/1997                  21,392                    23,054
    4/30/1997                  22,524                    24,585
    5/31/1997                  23,820                    26,360
    6/30/1997                  24,764                    27,415
    7/31/1997                  27,153                    29,838
    8/31/1997                  25,802                    28,093
    9/30/1997                  27,409                    29,475
   10/31/1997                  26,305                    28,384
   11/30/1997                  27,282                    29,591
   11/30/1997                  27,282                    29,591
   12/31/1997                  27,602                    29,922
    1/31/1998                  28,340                    30,817
    2/28/1998                  31,021                    33,134
    3/31/1998                  32,777                    34,456
    4/30/1998                  33,025                    34,932
    5/31/1998                  32,313                    33,940
    6/30/1998                  33,917                    36,017
    7/31/1998                  33,753                    35,779
    8/31/1998                  28,467                    30,409
    9/30/1998                  30,133                    32,744
   10/31/1998                  32,403                    35,377
   11/30/1998                  34,977                    38,069
   12/31/1998                  38,508                    41,502
    1/31/1999                  40,651                    43,939
    2/28/1999                  38,694                    41,931
    3/31/1999                  40,324                    44,140
    4/30/1999                  40,918                    44,198
    5/31/1999                  39,734                    42,841
    6/30/1999                  42,693                    45,840
    7/31/1999                  41,280                    44,382
    8/31/1999                  41,516                    45,106
    9/30/1999                  40,565                    44,158
   10/31/1999                  42,943                    47,492
   11/30/1999                  44,391                    50,057
   12/31/1999                  47,776                    55,263
    1/31/2000                  44,917                    52,671
    2/29/2000                  46,337                    55,247
    3/31/2000                  51,279                    59,202
    4/30/2000                  49,537                    56,384
    5/31/2000                  47,743                    53,542
    6/30/2000                  50,505                    57,601
    7/31/2000                  48,864                    55,199
    8/31/2000                  53,633                    60,194
    9/30/2000                  48,014                    54,500
   10/31/2000                  46,587                    51,922
   11/30/2000                  40,383                    44,269
   12/31/2000                  39,231                    42,870
    1/31/2001                  41,504                    45,832
    2/28/2001                  34,864                    38,050
    3/31/2001                  30,974                    33,910
    4/30/2001                  35,233                    38,200
    5/31/2001                  34,816                    37,638
    6/30/2001                  34,089                    36,765

Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
                                           % of                six months ago
                                       investments            % of investments

General Electric                           8.9%                      6.7%
Microsoft Corp.                            7.0%                      9.4%
Pfizer, Inc.                               6.4%                      2.4%
AOL Time Warner, Inc.                      4.9%                      N/A
Intel Corp.                                4.4%                      6.1%
International Business Machines Corp.      3.0%                      2.7%
Home Depot, Inc.                           2.1%                      3.5%
Kohl's Corp.                               2.1%                      N/A
Merck & Co., Inc.                          1.9%                      2.5%
Johnson & Johnson                          1.8%                      2.1%

Average Annual Total Returns*
------------------------------------------------------------------------------
                          Large Cap       Large Cap Growth     MorningStar
                         Growth Fund        Benchmark (1)      Peer Group+
                         -----------      ----------------     -----------
YTD**                      -13.11%            -14.24%            -15.20%
1 Year                     -32.50             -36.17             -30.61
3 Years                      0.17               0.69               4.84
5 Years                     11.93              11.98              12.79
10 Years                    13.05              13.91              14.65

Top Ten Sectors (as of June 30, 2001)
------------------------------------------------------------------------------

                            % of                               % of
                        investments                        investments
Technology                 37.0%        Utility                3.2%
Health Care                20.7%        Consumer Staple        2.8%
Capital Equipment          11.8%        Financial              2.7%
Retail                     10.1%        Energy                 1.6%
Consumer Cyclical           8.6%        Governmental           1.1%

   (1) The benchmark is represented by the S&P 500 for the period April 1986 to April 1996 and the Russell Large Cap Growth Index for the period May 1996 to present.
    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   **  Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Cap Growth investment category. Prior to May 1996 (concurrent with the Fund's strategy change), the peer group represents the Large Cap Growth investment category.

                                                    Inception: August 31, 1999

 Large Cap Aggressive Growth Fund
 Alliance Capital Management L.P.                       J. Fogarty/A. Harrison


 The Portfolio (+6.2%) underperformed the Russell 1000 Growth Index return of 8.4% due to unfavorable stock selection in the producer durables sector, specifically Nokia. The Portfolio was also negatively impacted by our position in Honeywell. The Portfolio was positively impacted by a mild overweight and favorable stock selection in the consumer discretionary sector, specifically AOL Time Warner.
 We recognize the headwind the U.S. stock market has encountered in past months is increasingly accompanied by problems overseas. We realize the possibility that U.S. economic growth may remain stagnant short-term and that any palpable evidence of a recovery may extend into later this year or early 2002. We are encouraged by the Federal Reserve's unparalleled record of steering the U.S. economy and stock market through difficult stages, but we believe that to gain sound traction may take longer than expected and may be presented in the form of a "U" rather than "V" shaped recovery. Our cautious positioning in the Portfolio, reflected by our low profile in the technology sector, gives us some comfort in the current environment. We are guarded that the second half will provide the upward thrust that so many companies are depending upon.
 Our strategy is to focus on companies with strong balance sheets and carefully select those with the soundest fundamentals, particularly in the technology sector, which we believe will emerge from this economic slump in solid financial shape. We are utilizing the extensive resources that Alliance Capital's worldwide presence has to offer and intensifying our efforts to obtain the best information about each of the companies that we invest in, including industry data that company managements may be missing. We fully appreciate that even in the "safest" sectors elements of risk may exist and will maintain our positions in individual companies in which we have the highest confidence of earnings and fundamentals.


                                    [GRAPH]

                            Historical Fund Return
$10,000
Investment made 8/31/99
(Fund Inception Date)

                            Large Cap Aggressive      Russell 1000
         Date                    Growth Fund          Growth Index
         ----                 ----------------          ---------
      8/31/1999                    10,000                10,000
      9/30/1999                     9,946                 9,790
     10/31/1999                    10,810                10,529
     11/30/1999                    11,046                11,098
     12/31/1999                    12,016                12,252
      1/31/2000                    11,463                11,677
      2/29/2000                    11,567                12,248
      3/31/2000                    12,831                13,125
      4/30/2000                    12,362                12,501
      5/31/2000                    11,691                11,870
      6/30/2000                    12,283                12,770
      7/31/2000                    12,149                12,238
      8/31/2000                    12,931                13,345
      9/30/2000                    11,512                12,083
     10/31/2000                    11,115                11,511
     11/30/2000                     9,840                 9,815
     12/31/2000                     9,768                 9,504
      1/31/2000                    10,397                10,161
      2/28/2001                     8,775                 8,436
      3/31/2001                     8,022                 7,518
      4/30/2001                     8,822                 8,469
      5/31/2001                     8,857                 8,344
      6/30/2001                     8,519                 8,151

Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------

                                         % of              six months ago
                                     investments          % of investments
                                     -----------          ----------------
AOL Time Warner, Inc.                    6.6%                    N/A
Pfizer, Inc.                             5.8%                    0.6%
Federal Home Loan Mortgage Corp.         4.9%                    0.6%
Citigroup, Inc.                          4.7%                    1.4%
MBNA Corp.                               4.7%                    1.1%
Microsoft Corp.                          4.3%                    2.0%
General Electric Co.                     4.2%                    0.6%
American International Group, Inc.       3.8%                    0.7%
Kohl's Corp.                             3.5%                    1.0%
Comcast Corp.                            3.5%                    N/A

Average Annual Total Returns*
------------------------------------------------------------------------------

                           Large Cap Aggressive    Russell 1000    MorningStar
                               Growth Fund         Growth Index    Peer Group+
                           --------------------    ------------    -----------
YTD**                             -12.77%             -14.24%        -15.20%
1 Year                            -30.68              -36.17         -30.61
Since Inception (8/31/99)          -8.40              -10.55           N/A

Top Ten Sectors (as of June 30, 2001)
------------------------------------------------------------------------------

                          % of                                  % of
                      investments                            investments

Technology               17.1%         Capital Equipment        9.8%
Financial                16.8%         Governmental             6.9%
Health Care              15.5%         Energy                   5.1%
Consumer Cyclical        12.2%         Utility                  3.3%
Retail                   10.5%         Consumer Staple          2.6%

    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   **  Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Growth investment category.

                                                    Inception: August 31, 1999

 Large/Mid Cap Value Fund
 Wellington Management Company, LLP                          D. Chu/L. Gabriel


 During the second quarter, the John Hancock Large/Mid Cap Value Fund advanced 4.1%, slightly underperforming the Fund's benchmark, the Russell 1000 Value Index, which increased by 4.9%. For the one-year period ending June 30, 2001 the Fund returned 13.66%, well ahead of its benchmark which only increased 10.35%.
 While growth outperformed value for the quarter, value was the relative winner for the one-year period ending June 30, 2001 as the Russell 1000 Value Index (10%) outperformed the Russell 1000 Growth Index (-36%).
 The Fund's top-performing sector during the quarter was the financials sector due to strong stock selection. Citigroup posted strong returns as the banking sector benefited from continued rate cuts and a steepening yield curve. Conversely, the health care and utility sectors detracted from performance. Some of the Fund's largest contributors through stock selection were Verizon, which was a strong performer in the telecommunications sector, and AT&T Liberty Media, which rebounded after a favorable tax ruling regarding AT&T's divestiture was announced.
 We anticipate improving conditions in the second half of this year, setting the stage for a stronger economy in 2002. This recovery will begin as a result of positive fiscal and monetary stimulus and will be fueled by lower than expected inflation, a stronger consumer, and rising corporate profits. In this environment our outlook for large cap value stocks remains favorable.
 As we begin the second half of the year, we will continue to combine our global industry analysts' "best ideas" from bottom-up stock selection within the large-cap value universe. Going forward, we continue to believe that broad diversification across sectors is a central tenet of the investment strategy. By closely aligning sector weights to the index, sector risk is minimized, while security selection is emphasized as the source of value added for investors.

                                    [GRAPH]

                            Historical Fund Return

$10,000
Investment made 8/31/99
(Fund Inception Date)

                        Large/Mid Cap     Russell 1000
       Date              Value Fund         Value Index
       ----             -------------     ---------------
     8/31/1999              10,000            10,000
     9/30/1999               9,790             9,650
    10/31/1999              10,355            10,206
    11/30/1999              10,295            10,126
    12/31/1999              10,477            10,175
     1/31/2000              10,030             9,843
     2/29/2000               9,618             9,112
     3/31/2000              10,825            10,223
     4/30/2000              10,443            10,105
     5/31/2000              10,604            10,211
     6/30/2000              10,213             9,744
     7/31/2000              10,451             9,866
     8/31/2000              11,183            10,415
     9/30/2000              11,406            10,510
    10/31/2000              11,710            10,769
    11/30/2000              11,229            10,370
    12/31/2000              11,880            10,889
     1/31/2001              11,886            10,931
     2/28/2001              11,481            10,628
     3/31/2001              11,172            10,252
     4/30/2001              11,719            10,755
     5/31/2001              11,930            10,997
     6/30/2001              11,624            10,753

Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
--
                                       % of             six months ago
                                    investments        % of investments
Exxon Mobil Corp.                       5.8%                 N/A
Citigroup, Inc.                         4.7%                1.1%
JP Morgan Chase & Co.                   4.1%                 N/A
Verizon Communications                  4.1%                 N/A
Washington Mutual, Inc.                 3.6%                 N/A
Federal National Mortgage Assoc.        2.3%                0.5%
Chevron Corp.                           2.2%                0.3%
MBIA, Inc.                              2.1%                 N/A
US Bancorp                              2.1%                 N/A
Proctor & Gamble Co.                    1.8%                 N/A

Average Annual Total Returns*
------------------------------------------------------------------------------
                            Large/Mid Cap       Russell 1000       MorningStar
                              Value Fund         Value Index       Peer Group+
                            -------------      ---------------     -----------
YTD**                           -2.22%              -1.25%              2.24%
1 Year                          13.66               10.35              16.80
Since Inception (8/31/99)        8.50                4.04               N/A

Top Ten Sectors (as of June 30, 2001)
------------------------------------------------------------------------------
--
                             % of                                       & of
                          investments                                investments
Financial                    30.4%         Consumer Cyclical            6.6%
Energy                       10.6%         Health Care                  6.2%
Technology                    9.9%         Capitol Equipment            6.1%
Utility                       9.7%         Retail                       4.8%
Consumer Staple               7.1%         Basic Material               4.4%

    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   **  Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a 50% weighting of the Large Cap Value category and a 50% weighting of the Mid Cap Value category.

                                                        Inception: May 1, 1996

 Large Mid Cap Value II (formerly Mid Cap Value Fund)
 Wellington Management Company, LLP                          D. Chu/L. Gabriel


Effective January 1, 2001 Wellington Management Company, LLP assumed management of the Fund.

 During the second quarter, the John Hancock Large/Mid Cap Value Fund advanced 4.1%, slightly underperforming the Fund's benchmark, the Russell 1000 Value Index, which increased by 4.9%.
 While growth outperformed value for the quarter, value was the relative winner for the one-year period ending June 30, 2001 as the Russell 1000 Value Index (10%) outperformed the Russell 1000 Growth Index (-36%).
 The Fund's top-performing sector during the quarter was the financials sector due to strong stock selection. Citigroup posted strong returns as the banking sector benefited from continued rate cuts and a steepening yield curve. Conversely, the health care and utility sectors detracted from performance. Some of the Fund's largest contributors through stock selection were Verizon, which was a strong performer in the telecommunications sector, and AT&T Liberty Media, which rebounded after a favorable tax ruling regarding AT&T's divestiture was announced.
 We anticipate improving conditions in the second half of this year, setting the stage for a stronger economy in 2002. This recovery will begin as a result of positive fiscal and monetary stimulus and will be fueled by lower than expected inflation, a stronger consumer, and rising corporate profits. In this environment our outlook for large cap value stocks remains favorable.
 As we begin the second half of the year, we will continue to combine our global industry analysts' "best ideas" from bottom-up stock selection within the large-cap value universe. Going forward, we continue to believe that broad diversification across sectors is a central tenet of the investment strategy. By closely aligning sector weights to the index, sector risk is minimized, while security selection is emphasized as the source of value added for investors.


                                    [GRAPH]

                            Historical Fund Return

                           Large Mid Cap           Russell Mid Cap
      Date                 Value II FUND             Value Index
      ----                 -------------           ---------------
   5/1/1996                    10,000                  10,000
  5/31/1996                    10,000                  10,095
  6/30/1996                     9,850                  10,106
                                9,339                   9,625
                                9,791                  10,029
                               10,261                  10,397
                               10,448                  10,671
                               11,334                  11,341
     Dec-96                    11,336                  11,293
                               11,973                  11,648
                               11,930                  11,845
                               11,584                  11,485
                               11,914                  11,774
                               12,959                  12,469
  6/30/1997                    13,097                  12,931
                               14,335                  13,891
                               14,543                  13,728
                               15,331                  14,580
                               14,682                  14,136
                               14,879                  14,613
     Dec-97                    14,993                  15,172
                               14,889                  14,878
                               15,940                  15,872
                               16,546                  16,689
                               16,441                  16,596
                               15,666                  16,207
  6/30/1998                    15,099                  16,259
                               13,985                  15,435
                               11,524                  13,265
                               11,885                  14,038
                               12,713                  14,948
                               13,014                  15,473
     Dec-98                    13,295                  15,943
                               13,066                  15,571
                               12,708                  15,229
                               12,768                  15,447
                               14,040                  16,909
                               14,195                  16,980
  6/30/1999                    14,758                  17,174
                               14,302                  16,745
                               13,403                  16,165
                               12,771                  15,347
                               12,843                  15,800
                               12,841                  15,511
     Dec-99                    14,029                  15,927
                               13,437                  14,974
                               13,786                  14,348
                               15,210                  16,087
                               14,541                  16,152
                               14,839                  16,429
  6/30/2000                    14,832                  15,817
                               15,688                  16,187
                               16,508                  17,179
                               16,960                  17,344
                               17,160                  17,673
                               16,550                  17,444
     Dec-00                    18,010                  18,982
     Jan-01                    17,975                  19,056
     Feb-01                    17,369                  18,527
     Mar-01                    16,910                  17,873
     Apr-01                    17,767                  18,748
     May-01                    18,100                  19,170
  6/30/2001                    17,640                  18,745


Top Ten Holdings (as of June 30, 2001)
-------------------------------------------------------------------------------
                                       % of             six months ago
                                    investments        % of investments
Exxon Mobil Corp.                       5.7%                 N/A
Citigroup, Inc.                         5.1%                 N/A
JP Morgan Chase & Co.                   4.0%                 N/A
Washington Mutual, Inc.                 4.0%                 N/A
Verizon Communications                  3.9%                 N/A
Federal National Mortgage Assoc.        2.3%                 N/A
Chevron Corp.                           2.1%                 N/A
US Bancorp                              2.1%                 N/A
MBIA, Inc.                              2.0%                 N/A
R.J. Reynolds Tobacco Holdings, Inc.    1.8%                 N/A

Average Annual Total Returns*
-------------------------------------------------------------------------------
                             Large Mid Cap      Russell Mid Cap     MorningStar
                             Value II Fund        Value Index       Peer Group+
                             -------------      ---------------     -----------
YTD**                           -2.06%              -1.25%              2.24%
1 Year                          18.93               18.51              21.26
3 Years                          5.32                4.86               6.03
5 Years                         12.36               13.15              11.83
Since Inception (5/1/96)        12.15               10.49               N/A

Top Ten Sectors (as of June 30, 2001)
-------------------------------------------------------------------------------
                             % of                                       % of
                          investments                                investments
Financial                    31.0%         Consumer Cyclical            7.1%
Energy                       10.4%         Health Care                  6.1%
Technology                    9.7%         Capitol Equipment            5.9%
Utility                       9.0%         Retail                       4.7%
Consumer Staple               7.5%         Basic Material               4.3%


    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   **  Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Mid Cap Value investment category.

                                                    Inception: August 31, 1999

 Fundamental Growth Fund
 Putnam Investments                                          Eric M. Wetlaufer


 The Fundamental Growth Fund underperformed the Russell Mid Cap Growth Index, returning -21.20% (net) versus -12.97%, respectively, for the six-month period.
 In the first quarter of 2001, the Fund underperformed due to weak results in technology, as dismal returns in software (Tibco, Webmethods), electronic components (PMC Sierra, Qlogic, Finisar), and semiconductor capital equipment (KLA Tencor, LAM Research) detracted significantly in this vital sector. Health care also hindered performance due to weak holdings in biotech (Immunex) and drug delivery (Inhale Therapeutic, Sepracor). Stronger returns in utilities (Calpine, Mirant), financials (M&T Bank, Investment Technology Group, Ace Limited, XL Capital), and energy (Devon Energy, Murphy Oil, Global Marine, Transocean Sedco Forex) contributed modestly to performance.
 In the second quarter, ongoing weakness in technology constrained performance, especially in services (Convergys, Symbol Tech) and storage devices (Network Appliance)--despite strong returns in health care (Gilead Sciences, Protein Design Labs, IVAX, Andrx), communications services (Research in Motion, Telephone and Data Systems), and consumer staples (Krispy Kreme).
 We believe that the current environment of economic uncertainty will continue to pressure rapidly growing, high-quality growth companies. While we do not expect this condition to persist over the long term, we have taken steps to focus on growth companies with a proven track record of growing profits even during unsettled economic times.
 Going forward, we are overweighting financial services (regional banks, credit cards) that should benefit from Fed rate cuts and energy (energy services, oil/gas producers), which should benefit from higher oil prices. While underweighting the technology and consumer staples sectors, within those areas we will focus on software and services, and restaurants and commercial services, respectively.

                                   [GRAPH]
                            Historical Fund Return
$10,000
Investment made 8/31/99
(Fund Inception Date)
                            Fundamental        Russell Mid Cap
        Date                Growth Fund         Growth Index
        ----               ---------------      ------------
      8/31/1999                10,000               10,000
      9/30/1999                10,000                9,915
     10/31/1999                10,836               10,681
     11/30/1999                12,529               11,788
     12/31/1999                15,457               13,829
      1/31/2000                15,972               13,826
      2/29/2000                22,030               16,732
      3/31/2000                18,801               16,749
      4/30/2000                16,532               15,122
      5/31/2000                14,461               14,020
      6/30/2000                18,224               15,507
      7/31/2000                17,402               14,526
      8/31/2000                18,979               16,716
      9/30/2000                18,947               15,899
     10/31/2000                17,462               14,811
     11/30/2000                13,820               11,593
     12/31/2000                14,985               12,204
      1/31/2001                15,128               12,901
      2/28/2001                12,555               10,669
      3/31/2001                10,434                9,142
      4/30/2001                12,127               10,666
      5/31/2001                12,012               10,616
      6/30/2001                11,809               10,621
Top Ten Holdings (as of June 30,2001)
------------------------------------------------------------------------------
                                    % of                six months ago
                                 investments           % of investments

Peregrine Systems, Inc.             3.1%                    1.8%
Medimmune, Inc.                     2.7%                    2.5%
Harley-Davidson, Inc.               2.4%                    1.6%
Starbucks Corp.                     2.3%                    1.7%
Ivax Corp.                          2.3%                    1.6%
Qlogic Corp.                        2.1%                    0.3%
Allergan, Inc.                      2.0%                    3.5%
Symbol Technologies, Inc.           2.0%                    2.0%
PerkinElmer, Inc.                   1.8%                    2.2%
Convergys Corp.                     1.8%                    1.7%

Average Annual Total Returns*
------------------------------------------------------------------------------
                            Fundamental    Russell Mid Cap/TM/   MorningStar
                            Growth Fund       Growth Index       Peer Group+
                            -----------    -------------------   -----------
YTD**                         -21.20%            -12.97%           -13.88%
1 Year                        -35.19             -31.51            -26.53
Since Inception (8/31/99)       9.51               3.34              N/A

Top Ten Sectors (as of June 30, 2001)
------------------------------------------------------------------------------
                           % of                                 % of
                        Investments                          Investments
Technology                 30.0%        Consumer Cyclical       6.8%
Health Care                21.0%        Retail                  6.1%
Energy                     10.4%        Utility                 4.0%
Financial                   9.9%        Consumer Staple         1.4%
Capital Equipment           6.9%

    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   **  Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Mid Cap Growth investment category.

                                                    Inception: August 31, 1999

 Mid Cap Blend Fund
 Independence Investment LLC                                   Coreen Kraysler


 Mid cap stocks were strong during the second quarter, outperforming their larger cap counterparts. The best performing industries were technology, health care and financials, while energy and utility stocks declined. During this period your portfolio slightly underperformed its benchmark due to overweight positions in the poorly performing energy and utility sectors.
 With the pace of earnings decline appearing to slow, interest in technology stocks was rekindled, sparked by positive comments from Intel. As a result, holdings in Qlogic, Intuit, Brocade Communications and Concord EFS outperformed the market. After a strong showing early in the quarter, we eliminated holdings in Sanmina and Brocade.
 The news was also positive for financial stocks. Driven by lower interest rates, increased consolidation activity and more clarity on the estate tax issue, life insurance holdings such as Lincoln National were particularly strong. St. Paul increased as property & casualty insurance pricing continued to accelerate, and rebounding technology stocks helped shares of Stillwell Financial, parent of Janus, to recover.
 Health care stocks were another bright spot in the market. Trigon Healthcare, for example, increased substantially after raising earnings guidance. Laboratory Corp of America added value as investors reacted positively to the company's mix shift toward higher margin products, and King Pharmaceuticals performed well due to strong prescription growth in its hypertension drug. However, biotech names, such as Waters, fell due to decelerating sales momentum.
 Utility stocks were also punished as Senator Jeffords' stunning shift in allegiance away from the Republican party caused heightened concerns regarding the potential for increased regulation and price caps. As a result, shares in power producers and energy merchants such as Calpine, Reliant and Utilicorp declined sharply. We believe that regulatory fears are overblown and that these stocks are oversold, especially given President Bush's strong support of free markets.

                                    [GRAPH]
                             Historical Fund Return
$10,000
Investment made 8/31/99
(Fund Inception Date)
         Date         Mid Cap Blend Fund        Russell Mid Cap Index
         ----         ------------------        ---------------------
      8/31/1999            10,000                      10,000
      9/30/1999             9,728                       9,648
     10/29/1999            10,180                      10,105
     11/30/1999            10,522                      10,396
     12/31/1999            11,152                      11,311
      1/31/2000            10,738                      10,937
      2/29/2000            11,483                      11,778
      3/31/2000            12,644                      12,453
      4/28/2000            12,618                      11,864
      5/31/2000            12,360                      11,549
      6/30/2000            12,609                      11,891
      7/31/2000            12,435                      11,758
      8/31/2000            13,787                      12,884
      9/30/2000            13,426                      12,701
     10/31/2000            13,610                      12,506
     11/30/2000            12,235                      11,380
     12/31/2000            13,224                      12,246
      1/31/2001            13,450                      12,444
      2/28/2001            12,825                      11,686
      3/31/2001            12,054                      10,961
      4/30/2001            13,210                      11,898
      5/31/2001            13,385                      12,120
      6/30/2001            13,158                      12,006
Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
                                                  % of          six months ago
                                               investments     % of investments
Allegheny Energy, Inc.                            2.7%                N/A
UtiliCorp United, Inc.                            2.7%                N/A
Trigon Healthcare, Inc.                           2.7%                N/A
Lexmark International Group, Inc.                 2.2%                N/A
BJ Services Co.                                   2.1%                N/A
Lincoln National Corp.                            1.8%                N/A
St. Paul Cos., Inc.                               1.7%                0.2%
Archer Daniels Midland Co.                        1.7%                N/A
Bed Bath & Beyond, Inc.                           1.6%                N/A
Mirant Corp.                                      1.5%                N/A
Average Annual Total Returns*
------------------------------------------------------------------------------
                                           Mid Cap    Russell Mid   MorningStar
                                         Blend Fund    Cap Index    Peer Group+
                                         ----------   -----------   ----------
-
YTD**                                      -0.50%        -1.96%       -2.83%
1 Year                                      4.35          0.96        -1.37
Since Inception (8/31/99)                  16.15         10.49          N/A
Top Ten Sectors (as of June 30, 2001)
------------------------------------------------------------------------------
                            % of                                       % of
                         investments                                investments
Technology                  17.1%          Energy                       9.1%
Financial                   16.3%          Retail                       6.9%
Consumer Cyclical           11.0%          Basic Material               6.4%
Utility                      9.8%          Capital Equipment            6.2%
Health Care                  9.2%          Consumer Staple              4.2%

    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   **  Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Mid Cap Blend investment category.

                                                        Inception: May 1, 1996

 Mid Cap Growth Fund
 Janus                                                              James Goff


 The U.S. economy slowed substantially during the first half of 2001, sending stocks lower after a year of lackluster performance. A sudden decrease in capital investment after years of strong growth--particularly for high-technology equipment--caused a sharp correction in some of the market's most notable companies. Although a series of six interest rate cuts by the Federal Reserve allowed markets to strengthen toward the end of the period, disappointing earnings across the spectrum of companies proved too powerful, and most major growth indices finished the period lower.
 The Portfolio also gave ground against this difficult backdrop, and we underperformed our benchmark, the Russell MidCap Growth Index. Our technology and telecommunications positions, including Exodus Communications, Metromedia Fiber and McLeod USA, declined as investors avoided firms with any degree of exposure to the sectors hardest hit by the slowdown. We responded by sharpening our focus within these areas to include mainly those companies that can produce stable, recurring revenue; who are the beneficiaries of strong, secular growth trends; and whose business models are predicated on creating efficiencies for the customers they serve.
 Meanwhile, several fast-growing firms defied the difficult environment to trade higher, including TMP Worldwide, which extended its lead over other Web-based job search firms during the period. The company continued to set new records for site traffic and announced in June that it now had more than 11 million resumes in its database, while the average number of "hits" at its flagship Monster.com job search site surpassed 860,000 per day. Other standouts included cellular operator Western Wireless and biotech company Andrx, both of which overcame a weakening economy to finish higher.
 While we have been encouraged by the recent performance of some of our more growth-oriented positions, significant economic uncertainty remains, and market volatility seems likely to persist. Regardless, we will continue to rely on our top-notch research to produce long-term results for our shareholders.


                                    [GRAPH]

                             Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

     Date          Mid Cap Growth Fund          Russell Mid Cap Growth Index
     ----          -------------------          ----------------------------
   5/1/1996              10,000                             10,000
  5/31/1996              10,252                             10,204
  6/30/1996              10,020                              9,896
  7/31/1996               9,186                              9,128
  8/31/1996               9,881                              9,622
  9/30/1996              10,473                             10,233
 10/31/1996              10,325                             10,113
 11/30/1996              10,408                             10,709
 12/31/1996              10,269                             10,529
  1/31/1997               9,994                             10,994
  2/28/1997               9,827                             10,752
  3/31/1997               9,079                             10,145
  4/30/1997               9,186                             10,393
  5/31/1997              10,176                             11,325
  6/30/1997              10,693                             11,638
  7/31/1997              10,907                             12,752
  8/31/1997              10,950                             12,627
  9/30/1997              11,734                             13,266
 10/31/1997              11,371                             12,601
 11/30/1997              11,547                             12,734
 12/31/1997              11,980                             12,900
  1/31/1998              11,743                             12,668
  2/28/1998              12,728                             13,859
  3/31/1998              13,429                             14,440
  4/30/1998              13,656                             14,636
  5/31/1998              13,098                             14,035
  6/30/1998              14,211                             14,432
  7/31/1998              14,045                             13,814
  8/31/1998              11,448                             11,177
  9/30/1998              12,370                             12,022
 10/31/1998              13,332                             12,907
 11/30/1998              14,295                             13,777
 12/31/1998              16,660                             15,204
  1/31/1999              17,539                             15,660
  2/28/1999              16,892                             14,894
  3/31/1999              19,064                             15,724
  4/30/1999              20,313                             16,441
  5/31/1999              20,063                             16,229
  6/30/1999              21,164                             17,362
  7/31/1999              20,863                             16,810
  8/31/1999              21,977                             16,635
  9/30/1999              22,828                             16,493
 10/31/1999              26,427                             17,768
 11/30/1999              29,295                             19,609
 12/31/1999              36,370                             23,003
  1/31/2000              37,510                             22,999
  2/29/2000              44,729                             27,833
  3/31/2000              37,380                             27,861
  4/30/2000              32,525                             25,156
  5/31/2000              30,325                             23,322
  6/30/2000              34,862                             25,796
  7/31/2000              32,535                             24,163
  8/31/2000              36,543                             27,807
  9/30/2000              32,968                             26,447
 10/31/2000              30,025                             24,638
 11/30/2000              21,906                             19,284
 12/31/2000              23,328                             20,301
  1/31/2001              24,488                             21,460
  2/28/2001              18,721                             17,747
  3/31/2001              15,606                             15,208
  4/30/2001              18,495                             17,743
  5/31/2001              18,248                             17,659
  6/30/2001              14,552                             17,668
Top Ten holdings (as of June 30, 2001)
------------------------------------------------------------------------------
-
                                                  % of         six months ago
                                              investments     % of investments
Western Wireless Corp.                            3.2%                4.6%
Walgreen Co.                                      1.2%                N/A
Vitesse Semiconductor Corp.                       1.9%                4.5%
Valero Energy Corp.                               0.9%                N/A
University of Phoenix Online                      1.7%                N/A
Universal Compression Holdings                    1.2%                N/A
TriQuint Semiconductor, Inc.                      1.1%                3.0%
TMP Worldwide, Inc.                               3.2%                4.2%
Sonus Networks, Inc.                              2.3%                N/A
Sepracor, Inc.                                    1.9%                2.7%
Average Annual Total Returns*
------------------------------------------------------------------------------
-
                                     Mid Cap    Russell Mid Cap     MorningStar
                                   Growth Fund  Growth(TM) Index    Peer Group+
                                   ------------ ----------------    ----------
-
YTD**                                 -24.99%       -12.97%          -13.88%
1 Year                                -49.81        -31.51           -26.53
3 Years                                 7.18          6.98             7.76
5 Years                                11.80         12.29            11.09
Since Inception (5/1/96)               11.44         11.65             N/A
Top Ten Sectors (as of June 30, 2001)
------------------------------------------------------------------------------
                            % of                                       % of
                         investments                                investments
Technology                  27.6%          Financial                    6.1%
Health Care                 26.9%          Utility                      2.8%
Capital Equipment           13.6%          Retail                       2.6%
Energy                      10.0%          Transportation               2.5%
Consumer Cyclical           11.0%

    * Total returns are for the period ended June 30, 2001. Returns represents past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   **  Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a Mid Cap Growth investment category.

                                                    Inception: August 31, 1999

 Small Cap Value Fund (formerly Small/Mid Cap Value Fund)
 T. Rowe Price Associates, Inc.                               Preston G. Atney

Effective January 1, 2001, T. Rowe Price Associates, Inc. has assumed management of the Fund.

 The broad stock market declined in the first half of 2001, but small-cap value stocks continued to shine. Although small-cap growth stocks performed slightly better than small-cap value stocks in the second quarter, both generated positive returns. Your fund's 18.25% six-month return, outperformed the benchmark Russell 2000 Value Index's 12.72% advance.
 The Federal Reserve cut interest rates six times during the six-month period, but the last move (in late June) was just a quarter point. The Fed's five prior reductions in the federal funds target rate, beginning January 3, had been in half-point increments. Economic news, including GDP growth, employment data, and consumer confidence, continued to worsen during the period.
 The portfolio's 10 largest stocks generated a mixed performance but were mostly positive. Brown and Brown, the fund's largest individual holding (3.7% of assets), climbed 20% over the last six months. Woodward Governor climbed 87%, and Bone Care International advanced 53%. The largest detractors among our 10 top stocks were XTO Energy, down 22%, and Insituform Technologies, off 9%. We are 96% invested in equities and our three largest sector commitments, building and real estate, business services, and insurance, account for almost one-fourth of assets.
 Small-cap stocks tend to provide better returns than large-caps as the economy emerges from a recessionary period. That's in part because as investor confidence recovers it leads to a willingness to take on the greater risk associated with small-cap stock investments. Note: the U.S. economy has not experienced two consecutive quarters of declining GDP, the technical definition of a recession, but many recession-like conditions exist today.
 We are pleased to see that the stock market has rediscovered that valuation does matter. We will continue to employ our fundamentals-driven bottom-up stock selection process and remain bullish on the environment for small-cap value stock investing.
                                    [GRAPH]

                            Historical Fund Return
$10,000
Investment made 8/31/99
(Fund Inception Date)

             Date             Small Cap Value Fund   Russell 2500 Value Index
             ----             --------------------   ------------------------
           8/31/1999                 10,000                    10,000
           9/30/1999                  9,559                     9,685
          10/31/1999                  9,441                     9,695
          11/30/1999                  9,941                     9,748
          12/31/1999                 10,507                    10,080
           1/31/2000                  9,755                     9,661
           2/29/2000                  9,774                     9,828
           3/31/2000                 11,917                    10,552
           4/30/2000                 12,264                    10,547
           5/31/2000                 12,274                    10,528
           6/30/2000                 12,413                    10,488
           7/31/2000                 12,367                    10,716
           8/31/2000                 13,855                    11,277
           9/30/2000                 13,470                    11,210
          10/31/2000                 13,913                    11,203
          11/30/2000                 12,934                    11,061
          12/31/2000                 14,100                    12,176
           1/31/2001                 14,698                    12,512
           2/28/2001                 14,806                    12,494
           3/31/2001                 14,643                    12,294
           4/30/2001                 16,012                    12,864
           5/31/2001                 16,429                    13,194
           6/30/2001                 16,673                    13,725
Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
                                            % of         six months ago
                                         investments    % of investments
Brown & Brown                               3.9%              N/A
Insituform Technologies, Inc.               3.3%              N/A
XTO Energy, Inc.                            2.2%              N/A
Ruby Tuesday, Inc.                          2.2%              N/A
Electro Rent Corp.                          2.1%              N/A
Matthews International Corp.                2.0%              N/A
Woodward Governor Company                   1.8%              N/A
Bone Care International, Inc.               1.8%              N/A
Texas Regional Bancshares, Inc.             1.8%              N/A
Triad Guaranty, Inc.                        1.7%              N/A

Average Annual Total Returns*
------------------------------------------------------------------------------
                                   Small Cap    Russell 2500    MorningStar
                                   Value Fund    Value Index    Peer Group+
                                   ----------   ------------    -----------
YTD**                                18.25%         12.72%         13.35%
1 Year                               34.32          30.86          29.10
Since Inception (8/31/99)            32.17          18.85          N/A

Top Ten Sectors (as of June 30, 2001)
------------------------------------------------------------------------------
                         % of                         % of
                      investments                 investments
Financial                28.7%      Technology        7.9%
Capital Equipment        18.7%      Basic Material    4.1%
Energy                   12.9%      Health Care       4.0%
Consumer Cyclical         8.6%      Utility           3.8%
Retail                    8.0%      Transportation    2.4%


    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   ** Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a 50% weighting of the Mid Cap Value investment category and a 50% weighting of the Small Cap Value category prior to 1/01; and Small Cap Value investment style.

                                                        Inception: May 1, 1998

 Small/Mid Cap CORESM Fund
 Goldman Sachs Asset Management                             Jones/Brown/Pinter

 During the second quarter of 2001 the Small/Mid Cap CORE Fund (the "Fund") generated a total cumulative return of 12.20%, versus the 13.70% total cumulative return of the Fund's benchmark, the Russell 2500 Index (the "Index").
 The Fund's strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. The diversification of our models typically adds value because, when one theme doesn't work, others usually do. For example, when Momentum stocks underperform, Value stocks typically advance more than average.
 Of the CORE themes, Momentum recovered after a very difficult first quarter to drive positive performance in the second quarter. The theme benefited from the market's more typical patterns of behavior, following a spate of panic selling and frenzied buying that characterized the end of 2000 and beginning of 2001. Value was a positive contributor overall, its fourth positive quarter in a row. Profitability also boosted results for the second consecutive quarter, while Earnings Quality and Research were down for the period.
 Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also expect companies that are favored by fundamental research analysts and that have strong profit margins and sustainable earnings to outperform their peers. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.
Footnotes
Total return figures represent past performance and do not indicate future results which will vary. The Fund's performance reflects the reinvestment of dividends and distributions. The Russell 2500 Index is unmanaged and does not include any fees or expenses. Stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times the Fund may be unable to sell the securities it holds without a substantial drop in price, if at all. CORESM is a service mark of Goldman, Sachs & Co. Performance returns for the VST Small/Mid Cap CORE Fund (the "Fund") are estimated and supplied as a client accommodation for internal use only within John Hancock Funds Group. The Fund is subadvised/managed by Goldman Sachs Asset Management ("GSAM"). As a subadviser, we do not normally perform administration functions, such as performance calculations. The NAV's, distributions and expense ratios (which are calculated by the custodian--State Street Bank) used to calculate total returns have not been independently validated and approved by GSAM.
(Fund investment information on next page.)

                                                        Inception: May 1, 1998

 Small/Mid Cap CORESM Fund
 Goldman Sachs Asset Management                             Jones/Brown/Pinter



                                    [GRAPH]
                            Historical Fund Return
$10,000
Investments made 5/1/98
(Fund Inception Date)
       Date            Small/Mid Cap Core (SM) Fund        Russell 2500 Index
       ----            ----------------------------        ------------------
     5/1/1998                      10,000                        10,000
    5/31/1998                       9,577                         9,536
    6/30/1998                       9,721                         9,547
    7/31/1998                       9,040                         8,892
    8/31/1998                       7,377                         7,215
    9/30/1998                       7,776                         7,727
   10/31/1998                       7,960                         8,149
   11/30/1998                       8,422                         8,553
   12/31/1998                       9,019                         9,071
    1/31/1999                       8,940                         9,056
    2/28/1999                       8,305                         8,461
    3/31/1999                       8,438                         8,642
    4/30/1999                       9,172                         9,415
    5/31/1999                       9,251                         9,561
    6/30/1999                       9,810                        10,058
    7/31/1999                       9,686                         9,861
    8/31/1999                       9,347                         9,553
    9/30/1999                       9,224                         9,410
   10/31/1999                       9,430                         9,616
   11/30/1999                       9,887                        10,160
   12/31/1999                      10,871                        11,262
    1/31/2000                      10,456                        11,003
    2/29/2000                      11,807                        12,592
    3/31/2000                      11,700                        12,399
    4/30/2000                      11,257                        11,732
    5/31/2000                      10,720                        11,169
    6/30/2000                      11,414                        11,903
    7/31/2000                      11,267                        11,599
    8/31/2000                      12,208                        12,598
    9/30/2000                      11,766                        12,189
   10/31/2000                      11,467                        11,855
   11/30/2000                      10,396                        10,811
   12/31/2000                      11,375                        11,742
    1/31/2001                      11,642                        12,129
    2/28/2001                      10,940                        11,347
    3/31/2001                      10,296                        10,724
    4/30/2001                      11,153                        11,671
    5/31/2001                      11,433                        12,023
    6/30/2001                      11,546                        12,193
Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
                                        % of             six months ago
                                     investments        % of investments
Affiliated Computer Services, Inc.      0.9%                  0.1%
International Game Technology           0.9%                  N/A
Countrywide Credit Industries, Inc.     0.9%                  N/A
UtilCorp United, Inc.                   0.8%                  0.1%
Nationwide Financial Services           0.8%                  N/A
John Naveen Co.                         0.8%                  0.1%
Toro Co.                                0.8%                  N/A
PPL Corp.                               0.7%                  N/A
Bancwest Corp.                          0.7%                  N/A
NVR, Inc.                               0.7%                  0.1%

Average Annual Total Returns*
------------------------------------------------------------------------------
                              Small/Mid Cap    Russell 2500     MorningStar
                              Core(SM) Fund       Index         Peer Group+
                              -------------    ------------     -----------
YTD**                             1.51%            3.84%           1.25%
1 Year                            1.16             2.44            1.02
3 Years                           5.90             8.50            6.40
Since Inception (5/1/98)          4.65             6.46            N/A

Top Ten Sectors (as of June 30, 2001)
------------------------------------------------------------------------------
                              % of                           % of
                           investments                    investments
Financial                     23.5%        Energy             5.8%
Technology                    16.4%        Basic Material     5.4%
Capital Equipment             12.9%        Utility            5.1%
Health Care                   11.4%        Consumer Staples   3.4%
Consumer Cyclical             11.0%        Retail             3.3%


    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   ** Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe. The peer group represents a 50% weighting of the Mid Cap Blend category and a 50% weighting of the Small Cap Blend style for periods since May 1999.

                                                        Inception: May 1, 1994

 Small/Mid Cap Growth Fund
 Wellington Management Company, LLP                    J. Harrington/F. Boggan

 During the quarter, the Fund increased by 14.1% compared to a 21.3% return of the Russell 2500 Growth Index. For the one-year period ended June 30, 2001, the Fund gained 2.41%, considerably ahead of the -23.98% return of the Russell 2500 Growth Index.
 The Fund benefited from its underweight position in the financials area. We typically underweight the utilities sector versus our benchmark, since we typically cannot find companies with the minimal growth metrics that we require in the Fund. This underweight contributed to our relative performance, as utilities were an underperforming sector. Strong positive performances in the health care and technology sectors also contributed to performance. On a stock selection basis, we underperformed the index in the technology area, as it was the more aggressive names that advanced the most in the quarter. We continue to focus the Fund on the more consistent, predictable growers in the technology area, and those companies underperformed for the quarter.
 Some of the recent stock successes include United Rentals Inc, which was the top performing stock in the industrial and commercial sector, Edward Lifesciences which is a leader in global marketing research and analysis for the healthcare industry, and Nova Corp, which was the strongest contributor to performance in the information technology sector.
 The U.S. stock market continued to struggle during the quarter. Yet aggressive Federal Reserve easing, a tax cut, and declining energy prices appear to be having a positive impact. We believe that by year-end, there should be signs of improved economic conditions that should lead to better performance by the U.S. equity markets. As economic growth picks up and the various fiscal and monetary actions begin to have their intended effect, we are confident that the Fund is well-positioned to benefit in the upcoming environment.


                                    [GRAPH]

                            Historical Fund Return

$10,000
Investment made 5/1/94
(Fund Inception Date)

       Date           Small/Mid-Cap Growth                Small/Mid Cap
                              Fund                      Growth Benchmark (1)
       ----           --------------------              --------------------
     5/1/1994                10,000                           10,000
    5/31/1994                10,019                           10,015
    6/30/1994                10,043                            9,584
    7/31/1994                10,066                            9,850
    8/31/1994                10,359                           10,437
    9/30/1994                10,094                           10,265
   10/31/1994                10,263                           10,442
   11/30/1994                 9,992                            9,982
   12/31/1994                10,056                           10,122
    1/31/1995                 9,934                           10,243
    2/28/1995                10,283                           10,788
    3/31/1995                10,798                           11,216
    4/30/1995                11,069                           11,310
    5/31/1995                11,087                           11,589
    6/30/1995                11,652                           12,116
    7/31/1995                12,564                           12,878
    8/31/1995                12,807                           13,020
    9/30/1995                12,807                           13,310
   10/31/1995                12,807                           12,973
   11/30/1995                13,635                           13,553
   12/31/1995                14,166                           13,560
    1/31/1996                14,661                           13,800
    2/29/1996                15,139                           14,322
    3/31/1996                15,478                           14,435
    4/30/1996                16,589                           15,132
    5/31/1996                17,049                           15,441
    6/30/1996                16,824                           14,974
    7/31/1996                15,143                           13,812
    8/31/1996                16,043                           14,560
    9/30/1996                17,003                           15,484
   10/31/1996                17,537                           15,303
   11/30/1996                18,068                           16,204
   12/31/1996                18,463                           15,932
    1/31/1997                18,489                           16,636
    2/28/1997                17,431                           16,270
    3/31/1997                16,396                           15,351
    4/30/1997                15,920                           15,727
    5/31/1997                17,082                           17,136
    6/30/1997                17,316                           17,611
    7/31/1997                18,679                           19,296
    8/31/1997                18,325                           19,107
    9/30/1997                19,712                           20,074
   10/31/1997                19,294                           19,068
   11/30/1997                18,845                           19,268
   12/31/1997                19,112                           19,521
    1/31/1998                18,774                           19,169
    2/28/1998                20,391                           20,971
    3/31/1998                21,403                           21,850
    4/30/1998                21,343                           22,147
    5/31/1998                20,372                           21,237
    6/30/1998                21,141                           21,838
    7/31/1998                19,979                           20,903
    8/31/1998                15,789                           16,913
    9/30/1998                16,600                           18,192
   10/31/1998                17,496                           19,530
   11/30/1998                18,251                           20,847
   12/31/1998                20,184                           23,007
    1/31/1999                20,333                           23,697
    2/28/1999                18,823                           22,538
    3/31/1999                20,070                           23,793
    4/30/1999                21,189                           24,878
    5/31/1999                21,364                           25,135
    6/30/1999                22,270                           26,912
    7/31/1999                21,743                           26,363
    8/31/1999                20,061                           25,793
    9/30/1999                19,419                           25,979
   10/31/1999                19,524                           27,244
   11/30/1999                19,720                           30,461
   12/31/1999                21,223                           36,207
    1/31/2000                20,478                           36,004
    2/29/2000                21,023                           45,239
    3/31/2000                22,727                           41,687
    4/30/2000                22,109                           37,627
    5/31/2000                21,679                           34,278
    6/30/2000                23,039                           38,810
    7/31/2000                22,862                           35,628
    8/31/2000                24,845                           40,270
    9/30/2000                24,232                           37,664
   10/31/2000                24,015                           35,337
   11/30/2000                21,835                           28,601
   12/31/2000                23,186                           30,375
    1/31/2001                24,182                           32,343
    2/28/2001                22,531                           27,353
    3/31/2001                20,679                           24,327
    4/30/2001                22,819                           28,035
    5/31/2001                23,182                           28,848
    6/30/2001                23,593                           29,503

Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
                                            % of        six months ago
                                         investments   % of investments
Edwards Lifesciences Corp.                  2.8%             N/A
Trigon Healthcare, Inc.                     2.5%             N/A
Reinsurance Group of America                2.2%            2.4%
Legg Mason, Inc.                            2.2%             N/A
Legg Mason, Inc.                            2.2%             N/A
Investment Technology Group, Inc.           2.2%            0.6%
Herman Miller, Inc.                         2.1%            2.0%
Health Management Associates, Inc.          2.1%             N/A
Becton, Dickinson & Co.                     2.1%             N/A
Pepsi Bottling Group, Inc.                  2.0%             N/A

Average Annual Total Returns*
------------------------------------------------------------------------------
                        Small/Mid        Small/Mid Cap       MorningStar
                     Cap Growth Fund  Growth Benchmark (1)   Peer Group+
                     ---------------  --------------------   -----------
YTD**                     1.76%             -2.87%             -10.42
1 Year                    2.41             -23.98              -24.64
3 Years                   3.73              10.55               10.94
5 Years                   7.00              14.53               13.21
Since Inception (5/1/94) 12.17              16.30               N/A

Top Ten Sectors (as of June 30, 2001)
------------------------------------------------------------------------------
                          % of                              % of
                       investments                       investments
Technology                27.3%        Energy                6.8%
Health Care               21.7%        Capital Equipment     5.8%
Financial                 12.1%        Utility               2.7%
Retail                     8.6%        Basic Material        2.3%
Consumer Cyclical          8.5%        Consumer Staple       2.0%

   (1) The Small/Mid Cap Growth Fund benchmark is the Russell Mid Cap Growth Index from May 1994 to April 1999 and the Russell 2500 Growth Index May 1999-present.
    * Total returns are for the period ended June 30, 2001 returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate that shares, when redeemed, may be worth more or less than their original cost. Small company investing entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   **  Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Mid Cap Growth and a Small-Cap Growth investment style. The peer group represents a 50% weighting of the Mid Cap Growth category and a 50% weighting of the Small Cap Growth category. Prior to May 1999, the peer group represents the Mid Cap Growth investment category.

                                                        Inception: May 1, 1996

 Small Cap Equity Fund
 Capital Guardian Trust Company                                Management Team

 For the quarter ended June 30, 2001, the VST Small Cap Equity Fund returned 17.65%, beating the Russell 2000 Index, which returned 14.41%
 Given the portfolio's overweight in technology, the April bounceback was helpful to returns, and we were able to trim some positions on strength. Stock selection, especially in the areas of media, software, biotechnology, and Internet, also contributed. As the market has become more discriminating we have pared back the list of portfolio holdings significantly, concentrating on higher conviction names within each sector with a focus on market-leading companies attractively valued within the context of their industries.
 The upcoming tax refunds and the Federal Reserve's easy monetary policy should provide the U.S. economy with a shot in the arm, though timing a recovery will be hard to call. Lower interest rates and increased liquidity should benefit small-cap stocks as well as large caps, and relatively low valuations should also help small-cap stocks to hold up. With recent economic news still indicating some weakness, however, we may have opportunities to purchase cyclical stocks at lower prices in the near future. With the Russell 2000 Index rebalancing effective as of July 2, the technology sector will increase from 10.3% to 15.8%, and we may see heightened volatility in the index.


                                    [GRAPH]

                            Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

             Date        Small Cap Equity Fund   Small Cap Equity Benchmark(1)
             ----        ---------------------   -----------------------------
            5/1/1996             10,000                     10,000
           5/31/1996             10,232                     10,324
           6/30/1996             10,126                     10,051
           7/31/1996              9,630                      9,346
           8/31/1996             10,161                      9,820
           9/30/1996             10,450                     10,146
          10/31/1996             10,340                     10,126
          11/30/1996             10,678                     10,607
          12/31/1996             11,033                     10,918
           1/31/1997             11,115                     11,111
           2/28/1997             10,927                     11,029
           3/31/1997             10,594                     10,621
           4/30/1997             10,831                     10,714
           5/31/1997             11,818                     11,736
           6/30/1997             12,513                     12,284
           7/31/1997             13,256                     12,828
           8/31/1997             13,389                     13,077
           9/30/1997             14,242                     13,989
          10/31/1997             13,761                     13,491
          11/30/1997             13,863                     13,521
          12/31/1997             13,863                     13,869
           1/31/1998             13,521                     13,634
           2/28/1998             14,533                     14,550
           3/31/1998             15,138                     15,146
           4/30/1998             15,222                     15,224
           5/31/1998             14,459                     14,545
           6/30/1998             14,458                     14,519
           7/31/1998             13,270                     13,363
           8/31/1998             10,902                     11,019
           9/30/1998             11,414                     11,762
          10/31/1998             11,733                     12,176
          11/30/1998             12,320                     12,660
          12/31/1998             13,037                     13,250
           1/31/1999             12,716                     13,187
           2/28/1999             11,876                     12,204
           3/31/1999             11,826                     12,249
           4/30/1999             12,619                     13,356
           5/31/1999             12,798                     13,659
           6/30/1999             13,630                     14,215
           7/31/1999             13,444                     13,851
           8/31/1999             12,849                     13,341
           9/30/1999             12,620                     13,075
          10/31/1999             12,366                     12,813
          11/30/1999             12,267                     12,880
          12/31/1999             12,590                     13,275
           1/31/2000             11,854                     12,927
           2/29/2000             12,345                     13,717
           3/31/2000             12,574                     13,782
           4/30/2000             12,787                     13,863
           5/31/2000             12,670                     13,651
           6/30/2000             12,740                     14,049
           7/31/2000             13,003                     14,517
           8/31/2000             13,762                     15,166
           9/30/2000             13,774                     15,080
          10/31/2000             13,768                     15,026
          11/30/2000             10,732                     13,484
          12/31/2000             11,470                     14,642
           1/31/2001             13,023                     15,405
           2/28/2001             11,056                     14,394
           3/31/2001             10,142                     13,691
           4/30/2001             11,316                     14,761
           5/31/2001             11,655                     15,124
           6/30/2001             11,932                     15,646

Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
                                           % of         six months ago
                                       investments     % of investments
Polaris Industries Inc.                    1.8%             N/A
Everest ReGroup, Ltd.                      1.7%             N/A
LTX Corp.                                  1.4%             N/A
Dollar Tree Stores, Inc.                   1.4%             N/A
Advanced Energy Industries, Inc.           1.3%             N/A
Electro Scientific Industries, Inc.        1.3%             N/A
EMCORE Corp.                               1.3%             N/A
Werner Enterprises, Inc.                   1.2%             0.2%
Pentair, Inc.                              1.2%             N/A
American Capital Strategies, Ltd.          1.1%             N/A

Average Annual Total Returns*
------------------------------------------------------------------------------
                           Small Cap   Small Cap Equity   MorningStar
                          Equity Fund   Benchmark (1)     Peer Group+
                          -----------  ----------------   -----------
YTD**                        4.02%           6.86%           5.33%
1 Year                      -6.34           11.36           10.39
3 Years                     -6.20            2.52            4.57
5 Years                      3.34            9.25            9.75
Since Inception (5/1/96)     3.48            9.05            N/A

Top Ten Sectors (as of June 30, 2001)
------------------------------------------------------------------------------
                              % of                         % of
                           investments                  investments
Technology                    29.2%      Retail             5.1%
Consumer Cyclical             17.8%      Consumer Staple    3.5%
Financial                     12.6%      Transportation     3.2%
Health Care                   11.4%      Energy             2.2%
Capital Equipment             11.2%      Basic Material     2.2%


   (1) The Small Cap Equity Benchmark is 50% Russell 2000 and 50% Russell 2000 Value Index, May 1996 thru August 1999, the Russell 2000 Value, September 1999 thru October 2000, and the Russell 2000 Index October 2000 to present.
    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future". Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   **  Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Small Cap Blend investment category. Prior to November 2000, the peer group represents the Small Cap Value investment category.

                                                        Inception: May 1, 1996

 Small Cap Growth Fund
 John Hancock Advisers, Inc.                                     Bernice Behar

 For the second quarter, the Small Cap Growth Variable Series Trust portfolio returned 16.25% (net) while the Russell 2000 Growth Index gained 18.12%.
 Several areas of the portfolio that helped performance include retailers, healthcare services, and radio broadcasters. Consumer companies benefited from a perception that lower interest rates would help the earnings of these companies later this year. In health care, our emphasis on services continued to contribute to performance. We favor the services segment for its reliable earnings growth in this uncertain environment.
 Alternatively, areas that detracted from performance include biotechnology and energy. Our lack of exposure to biotechnology stocks hurt performance as this group advanced sharply over the quarter. In addition, our relative overweighting in energy was detrimental to performance as supplies of crude oil and natural gas swelled unexpectedly in the latter half of the quarter, slowing exploration and causing commodity prices to decline. However, we expect demand for energy products to increase during the summer months and look for the supply bulge to work itself out.
 Aggressive easing of interest rates by the Fed has made us more optimistic about the long-term prospects for the economy and the stock market. While we expect to see volatility among growth stocks this summer, we are optimistic that economic growth will pick up by year-end.
 However, the jury is still out on when the technology and telecommunications sectors will make a meaningful recovery. We are currently watching companies within these areas for some stabilization in order patterns. When we see such stabilization, we will be reasonably confident that the inventory glut here has run its course. Until then, we are inclined to adopt a slightly less defensive position than in the recent past, increasing the portfolio's technology and telecommunications exposure on a very selective basis.

                                     [GRAPH]

                            Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)

      Date            Small Cap Growth Fund      Russell 2000 Growth Index
      ----            ---------------------      -------------------------
   5/01/1996                10,000                         10,000
                            10,599                         10,513
                            10,294                          9,830
                             9,480                          8,629
                            10,298                          9,268
                            11,151                          9,745
                            10,170                          9,325
                             9,976                          9,585
      Dec-96                 9,950                          9,771
                            10,302                         10,016
                             9,638                          9,411
                             8,962                          8,746
                             8,763                          8,645
                             9,781                          9,944
                            10,514                         10,281
                            11,205                         10,808
                            11,571                         11,132
                            12,817                         12,020
                            11,834                         11,298
                            11,387                         11,029
      Dec-97                11,370                         11,036
                            11,170                         10,889
                            12,062                         11,850
                            12,788                         12,348
                            12,730                         12,423
                            11,856                         11,521
                            12,366                         11,639
                            11,537                         10,667
                             8,966                          8,205
                             9,701                          9,037
                            10,230                          9,509
                            11,424                         10,247
      Dec-98                13,017                         11,174
                            13,456                         11,677
                            12,384                         10,609
                            13,341                         10,986
                            13,873                         11,956
                            13,626                         11,975
                            14,903                         12,606
                            15,022                         12,217
                            14,920                         11,760
                            15,236                         11,987
                            16,337                         12,294
                            18,479                         13,593
      Dec-99                22,179                         15,988
                            21,633                         15,840
                            27,928                         19,526
                            25,551                         17,474
                            21,939                         15,709
                            19,338                         14,333
                            23,398                         16,184
                            21,153                         14,797
                            23,673                         16,354
                            22,478                         15,541
                            20,010                         14,279
                            16,003                         11,686
      Dec-00                17,425                         12,401
                            17,633                         13,405
                            15,433                         11,567
                            13,803                         10,515
                            15,699                         11,803
                            15,756                         12,076
   6/30/2001                16,043                         12,406

Top Ten Holding (as of June 30, 2001)
------------------------------------------------------------------------------
                                        % of       six months ago
                                     investments  % of investments
Corporate Executive Board Co.           1.4%            0.7%
Microsemi Corp.                         1.4%            N/A
Renal Care Group, Inc.                  1.3%            N/A
Education Management Corp.              1.3%            N/A
Accredo Health, Inc.                    1.2%            N/A
NPS Pharmaceuticals, Inc.               1.2%            N/A
Tweeter Home Entertainment Group, Inc.  1.2%            N/A
Radio One, Inc.                         1.2%            0.7%
Wilson Greatbatch Technologies, Inc.    1.2%            N/A
Columbia Sportswear Co.                 1.2%            N/A

Average Annual Total Returns*
------------------------------------------------------------------------------
                          Small Cap    Russell 2000(R)   MorningStar
                         Growth Fund    Growth Index     Peer Group+
                         -----------   ---------------   -----------
YTD**                      -7.94%           0.04%           -6.95%
1 Year                    -31.44          -23.35           -22.74%
3 Years                     9.06            2.15            10.66
5 Years                     9.28            4.77             9.78
Since Inception (5/1/96)    9.58            4.26             N/A

Top Ten Sectors (as of June 30, 2001)
------------------------------------------------------------------------------
                            % of                            % of
                        Investments                     Investments
Technology                 23.8%      Energy               10.7%
Health Care                15.1%      Capital Equipment     6.3%
Financial                  13.9%      Consumer Staple       2.6%
Consumer Cyclical          13.4%      Utility               1.6%
Retail                     11.8%      Transportation        0.7%


    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future. "Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   ** Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Small Growth investment category.

                                                        Inception: May 2, 1988

 International Equity Index Fund
 Independence Investment LLC                             B. Greenleaf/D. Nolan

 During the second quarter of 2001, the International Equity Index Fund returned -0.02%, outperforming its custom blended benchmark return of -0.98% by 96 basis points. Fifty-four basis points of the outperformance came from the month of April, leaving 18 basis points outperformance in May and 24 basis points in June. Forty-six basis points of the outperformance during this quarter were attributable to exchange rate differences between those used by the fund administrator and those stated by the MSCI Index. The most noticeable rate differences came from the Japanese yen, the British pound and the Euro.
 Country selection was a slight negative contributor to performance, however stock selection was a strong positive contributor. Ireland was the largest negative contributor while Taiwan was the largest positive contributor to country selection attribution. Ireland climbed 10.72% during the second quarter of 2001 and the Fund held a slight underweight to the 90% EAFE GDP and 10% MSCI Emerging Markets Free Index custom benchmark. On the other hand, Taiwan returned -15.98% during the second quarter and the Fund held an underweight to the custom blended benchmark, therefore Taiwan was a positive attributor to country selection. Stock selection attribution was very strong, especially in Japan and Italy. Japan's Mizuho Holdings and Mitsubishi Tokyo Financing along with Italy's Banca di Roma were among the best contributors. Contribution to performance from industry-specific categories was fairly flat, the largest positive contributor was that of leisure and tourism while the largest negative contributor was business and public services.
 Annually on July 1st, Morgan Stanley rebalances its EAFE GDP Index to reflect the latest calendar year GDP value for each country. As a result of these changes, at the beginning of the third quarter, we will rebalance your Fund back to 90% EAFE GDP and 10% Morgan Stanley Emerging Markets Free Index weights. Currently, the Fund owns 754 securities that represent exposure to thirty-seven equity markets. The Custom Benchmark holds 1665 securities.

                                    [GRAPH]

                            Historical Fund Return

$10,000
Investment made 7/1/91
(10-Year Period)

                        International     International
                           Equity         Equity Index
          Date           Index Fund       Benchmark(1)
          ----          -------------     -------------
         7/1/1991          10,000            10,000
        7/31/1991          10,497            10,494
        8/31/1991          10,601            10,283
        9/30/1991          10,685            10,865
       10/31/1991          10,868            11,022
       11/30/1991          10,623            10,510
       12/31/1991          11,638            11,056
        1/31/1992          11,609            10,822
        2/29/1992          11,588            10,438
        3/31/1992          11,057             9,752
        4/30/1992          11,026             9,801
        5/31/1992          11,338            10,461
        6/30/1992          11,123             9,968
        7/31/1992          11,059             9,716
        8/31/1992          10,937            10,329
        9/30/1992          10,898            10,129
       10/31/1992          10,840             9,600
       11/30/1992          11,294             9,693
       12/31/1992          11,446             9,746
        1/31/1993          11,515             9,748
        2/28/1993          11,457            10,046
        3/31/1993          11,837            10,925
        4/30/1993          11,910            11,965
        5/31/1993          12,515            12,221
        6/30/1993          12,405            12,032
        7/31/1993          12,624            12,456
        8/31/1993          13,331            13,131
        9/30/1993          13,505            12,838
       10/31/1993          14,375            13,236
       11/30/1993          13,838            12,082
       12/31/1993          15,143            12,957
        1/31/1994          15,247            14,055
        2/28/1994          15,069            14,019
        3/31/1994          14,284            13,418
        4/30/1994          14,552            13,990
        5/31/1994          14,723            13,913
        6/30/1994          14,344            14,114
        7/31/1994          14,674            14,252
        8/31/1994          15,352            14,593
        9/30/1994          15,033            14,136
       10/31/1994          15,334            14,610
       11/30/1994          14,331            13,911
       12/31/1994          14,195            14,002
        1/31/1995          13,402            13,467
        2/28/1995          13,631            13,432
        3/31/1995          14,126            14,274
        4/30/1995          14,551            14,815
        5/31/1995          14,849            14,642
        6/30/1995          14,706            14,388
        7/31/1995          15,523            15,288
        8/31/1995          15,082            14,708
        9/30/1995          15,296            14,999
       10/31/1995          15,030            14,600
       11/30/1995          15,100            15,011
       12/31/1995          15,333            15,619
        1/31/1996          15,575            15,686
        2/29/1996          15,751            15,742
        3/31/1996          15,902            16,081
        4/30/1996          16,491            16,552
        5/31/1996          16,323            16,251
        6/30/1996          16,360            16,347
        7/31/1996          15,666            15,872
        8/31/1996          15,789            15,911
        9/30/1996          16,084            16,337
       10/31/1996          15,984            16,174
       11/30/1996          16,699            16,821
       12/31/1996          16,742            16,609
        1/31/1997          16,453            16,031
        2/28/1997          16,514            16,297
        3/31/1997          16,207            16,360
        4/30/1997          16,322            16,450
        5/31/1997          17,697            17,524
        6/30/1997          18,614            18,495
        7/31/1997          19,199            18,799
        8/31/1997          17,107            17,398
        9/30/1997          18,344            18,376
       10/31/1997          15,858            16,968
       11/30/1997          15,853            16,799
       12/31/1997          15,902            16,950
        1/31/1998          15,913            17,730
        2/28/1998          17,135            18,871
        3/31/1998          17,830            19,456
        4/30/1998          18,306            19,614
        5/31/1998          18,415            19,896
        6/30/1998          18,639            20,087
        7/31/1998          18,790            20,355
        8/31/1998          16,400            17,678
        9/30/1998          15,890            17,190
       10/31/1998          17,610            19,108
       11/30/1998          18,463            20,104
       12/31/1998          19,212            20,918
        1/31/1999          19,255            20,945
        2/28/1999          18,603            20,292
        3/31/1999          19,578            21,365
        4/30/1999          20,328            22,228
        5/31/1999          19,343            21,068
        6/30/1999          20,340            22,132
        7/31/1999          20,818            22,683
        8/31/1999          21,008            22,842
        9/30/1999          21,156            23,123
       10/31/1999          21,865            23,893
       11/30/1999          22,830            24,882
       12/31/1999          25,143            27,378
        1/31/2000          23,668            26,036
        2/29/2000          24,474            26,940
        3/31/2000          25,134            27,678
        4/30/2000          23,519            25,893
        5/31/2000          23,065            25,271
        6/30/2000          23,875            26,355
        7/31/2000          22,741            25,032
        8/31/2000          22,960            25,298
        9/30/2000          21,848            24,023
       10/31/2000          21,127            23,235
       11/30/2000          20,208            22,198
       12/31/2000          20,764            22,744
        1/31/2001          21,181            23,247
        2/28/2001          19,711            21,666
        3/31/2001          18,334            20,204
        4/30/2001          19,590            21,509
        5/31/2001          18,969            20,853
        6/30/2001          18,318            20,113

Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
                                                 % of          six months ago
                                              investments     % of investments

Toyota Motor Corp.                               2.0%                3.0%
Allianz AG                                       1.5%                1.7%
Deutsche Telekom AG                              1.3%                4.5%
Morgan Stanley Capital LLC                       1.2%                1.4%
BP Amoco PLC                                     1.2%                1.4%
GlaxoSmithKline PLC                              1.2%                N/A
Siemens AG                                       1.1%                1.5%
ENI                                              1.1%                N/A
Nippon Telegraph & Telephone Corp.               1.1%                1.3%
Total Fina SA                                    1.1%                N/A

Average Annual Total Returns*
------------------------------------------------------------------------------
                                   International   International
                                      Equity       Equity Index    MorningStar
                                    Index Fund     Benchmark(1)    Peer Group+
                                   -------------   -------------   -----------
YTD**                                -11.77%          -11.57%        -13.81%
1 Year                               -23.27           -23.69         -24.30
3 Years                               -0.58             0.04           0.39
5 Years                                2.29             4.23           4.80
10 Years                               6.24             7.05           9.05

Top Ten Countries (as of June 30, 2001)
------------------------------------------------------------------------------
                            % of                                      % of
                         investments                               investments
Japan                       28.8%          Spain                       4.0%
Germany                     13.0%          Australia                   3.1%
United Kingdom              10.8%          Netherlands                 2.9%
France                       8.5%          United States               2.7%
Italy                        7.3%          Switzerland                 1.8%

   (1) The International Equity Benchmark represents the MSCI EAFE from May 1998 to April 1998 and then MSCI EAFE GDP weighted from May 1998 to June 1999 and now 90% MSCI EAFE GDP - weighted/10% MSCI Emerging Markets Free from July 1999 to present.
    * Total returns are for the period ended June 30, 2001, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.
   **  Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the MorningStar variable universe having a 90% weighting of the Foreign Stock, Large Cap category and a 10% weighting of the Diversified Emerging Markets category. Prior to July 1999, the peer group represents the Foreign Stock, Large Cap category.

                                                        Inception: May 1, 1996

 International Opportunities Fund
 T. Rowe Price International, Inc.           Warren/Ford/Seddan/Bickford-Smith

 International stocks fell sharply during the six months ended June 30. Losses were modest over the second quarter but followed steep declines during the first three months of the year. The U.S. Federal Reserve cut rates aggressively during the period, and a surprise Fed rate cut spurred a global rally early in the second quarter, but the rebound fizzled on continued earnings disappointments and renewed fears about weakening economies. Technology, media, and telecommunications stocks led the April upswing, while defensive, value-oriented stocks, which offer a measure of revenue and earnings certainty, rallied as less positive economic news dominated in May and June.
 In Europe, economic indicators declined, while energy and food prices pushed euro zone inflation up to 3.4%. The strong dollar continued to hurt returns for U.S. investors. The euro appeared to stabilize after falling 6% during the first quarter, then fell another 4% during the second quarter. Falling exports drove Japan to the brink of recession. The yen was flat in the second quarter after falling 9% during the first quarter. Most regional economies in the Pacific ex-Japan slowed sharply as exports softened. In Latin America, Mexico's economy weakened in line with U.S. demand, but the peso strengthened and stocks remained strong. A domestic energy crisis and Argentina's turmoil drove Brazil's currency down.
 Overall, the T. Rowe Price International Stock Fund posted a sharp loss, modestly underperforming the MSCI EAFE (Europe, Australasia, Far East) Index, which fell 14.75%. The portfolio's bias toward growth sectors hindered returns during a period when value sectors were the strongest performers. Both our overweighting of technology and our underweighting of value and defensive sectors, including automobiles and utilities, hurt returns. Country weightings and stock selection within countries were generally neutral, although our overweight position in the robust Mexican market has been a positive.
 The ongoing correction in tech and telecom stocks hurt performance as telecommunications provider Vodafone (U.K.) and communications equipment makers Alcatel (France), Ericsson (Sweden), and Nokia (Finland) plunged. At the same time, stock selection within sectors was positive. Within the technology sector, for example, Celestica (Canada) and Canon (Japan) boosted returns. In the telecom sector, China Mobile (Hong Kong) climbed as subscriber growth surpassed expectations, and in Japan NTT DoCoMo's launch of Java Internet-compatible handsets stimulated usage. Both stocks were significant contributors to their sector. Telefonos de Mexico also rallied along with that country's stock market. The period's top contributor was U.K. pharmaceutical giant GlaxoSmithKline.
 We added to holdings in caterer Sodexho (France), which acquired control of its U.S. subsidiary; food retailer Sainsbury (U.K.), which is restructuring; and Italian bank BNL, which is increasing its earnings and should benefit from industry consolidation. After significant cuts to tech and telecom positions in the first quarter, we made further reductions in Ericsson and Japan's Kyocera and NTT during the second quarter in light of the difficult near-term outlook. We also reduced our holdings of financial companies that are exposed to the slowdown in mergers and acquisitions and other equity-market-related business, including Credit Suisse and Deutsche Bank.
 Near the end of June, the U.S. Federal Reserve cut interest rates for the sixth time since the beginning of the year. The economic news remains uninspiring, however, and the outlook uncertain. Optimism about falling interest rates will likely be balanced by continued earnings pessimism over the next few months, but news should turn more positive as rate cuts work their way through the system. We are focusing on positioning the portfolio to benefit from a rebound in growth over the medium term while avoiding the negative impact of short-term earnings disappointments.
(Fund investment information on the next page.)

                                                        Inception: May 1, 1996

 International Opportunities Fund
 T. Rowe Price International, Inc.           Warren/Ford/Seddan/Bickford-Smith


                                    [GRAPH]

                            Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)
                                                               International
                                                                Opportunites
      Date            International Opportunities Fund         Benchmark (1)
      ----            --------------------------------         -------------
     5/1/1996                    10,000                            10,000
    5/31/1996                    10,024                             9,818
    6/30/1996                    10,129                             9,876
    7/31/1996                     9,820                             9,590
    8/31/1996                     9,971                             9,613
    9/30/1996                    10,191                             9,870
   10/31/1996                    10,150                             9,771
   11/30/1996                    10,609                            10,162
   12/31/1996                    10,672                            10,034
    1/31/1997                    10,544                             9,685
    2/28/1997                    10,672                             9,846
    3/31/1997                    10,659                             9,884
    4/30/1997                    10,701                             9,939
    5/31/1997                    11,332                            10,588
    6/30/1997                    11,796                            11,174
    7/31/1997                    12,113                            11,357
    8/31/1997                    10,992                            10,511
    9/30/1997                    11,719                            11,102
   10/31/1997                    10,863                            10,252
   11/30/1997                    10,859                            10,149
   12/31/1997                    10,880                            10,240
    1/31/1998                    11,254                            10,711
    2/28/1998                    11,932                            11,401
    3/31/1998                    12,346                            11,755
    4/30/1998                    12,435                            11,850
    5/31/1998                    12,390                            11,795
    6/30/1998                    12,416                            11,887
    7/31/1998                    12,560                            12,011
    8/31/1998                    10,980                            10,525
    9/30/1998                    10,715                            10,205
   10/31/1998                    11,680                            11,272
   11/30/1998                    12,199                            11,852
   12/31/1998                    12,611                            12,323
    1/31/1999                    12,484                            12,309
    2/28/1999                    12,268                            12,034
    3/31/1999                    12,769                            12,615
    4/30/1999                    13,241                            13,246
    5/31/1999                    12,623                            12,623
    6/30/1999                    13,112                            13,204
    7/31/1999                    13,358                            13,514
    8/31/1999                    13,495                            13,561
    9/30/1999                    13,581                            13,653
   10/31/1999                    14,038                            14,161
   11/30/1999                    15,021                            14,728
   12/31/1999                    16,900                            16,133
    1/31/2000                    15,833                            15,257
    2/29/2000                    16,711                            15,669
    3/31/2000                    16,885                            16,258
    4/30/2000                    15,946                            15,351
    5/31/2000                    15,446                            14,958
    6/30/2000                    16,250                            15,595
    7/31/2000                    15,693                            14,979
    8/31/2000                    16,033                            15,165
    9/30/2000                    15,020                            14,323
   10/31/2000                    14,413                            13,868
   11/30/2000                    13,655                            13,245
   12/31/2000                    14,136                            13,698
    1/31/2001                    14,305                            13,916
    2/28/2001                    13,024                            12,821
    3/31/2001                    12,015                            11,897
    4/30/2001                    12,974                            12,706
    5/31/2001                    12,412                            12,356
    6/30/2001                    11,876                            11,881

Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
                                         % of         six months ago
                                      investments    % of investments
GlaxoSmithKline PLC                      4.6%              N/A
Total Fina SA                            2.7%              N/A
Shell Transport & Trading Co. PLC        2.3%              1.2%
Royal Bank of Scotland Group             2.2%              N/A
ING Groep NV                             2.1%              1.0%
Reed International PLC                   2.1%              0.7%
Canon, Inc.                              2.0%              0.9%
NTT Mobile Communications Network, Inc.  1.9%              1.1%
Rhone-Poulenc SA                         1.9%              0.1%
Vodafone AirTouch PLC                    1.8%              N/A

Average Annual Total Returns*
------------------------------------------------------------------------------
                          Intl. Opportunities  Intl. Opportunities MorningStar
                                 Fund              Benchmark(1)    Peer Group+
                          -------------------  ------------------- -----------
YTD**                           -15.98%              -13.25%        -13.81%
1 Year                          -26.92               -23.81         -24.30
3 Years                          -1.47%               -0.02           0.39
5 Years                           3.23                 3.77           4.80
Since Inception (5/1/96)          3.39                 3.39           N/A
Top Ten Countries (as of June 30, 2001)
------------------------------------------------------------------------------
                          % of                            %of
                       investments                    investments
United Kingdom            24.8%        Switzerland        4.5%
Japan                     18.2%        Germany            4.4%
France                    14.2%        United States      3.5%
Netherlands                7.6%        Sweden             3.2%
Italy                      5.9%        Hong Kong          2.6%


   (1) The International Opportunities Benchmark represents the MSCI EAFE from May 1996 to December 1998 and the MSCI All Country World Free Ex. US from January 1999 to present.
    * Total returns are for the period ended June 30, 2001 . Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   **  Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Foreign Stock, Large Cap investment category.

                                                    Inception: August 31, 1999

 International Equity Fund
 Goldman Sachs Asset Management                            Maeda/Noble/Orchard


 During the second quarter of 2001, the International Equity Fund (the "Fund") generated a total cumulative return of 0.43%, versus the -1.25% total cumulative return of the Fund's benchmark, the MSCI EAFE Index (the "Index").
 During the quarter the Fund's performance was enhanced by positive stock selection. In particular, our positioning in the Information Technology, Consumer Discretionary and Industrials sectors was the most beneficial. Detractors from performance included holdings in Telecoms, Technology Hardware and Equipment. The entire Telecom sector continued to underperform, due to concerns about the companies' financial health in light of acquisitions and expenditure on third generation (3G) mobile phone licenses.
 In the U.S. there were some positive signs from the economy. Specifically, new home sales, consumer confidence and consumption surprised to the upside, which has given the market some hope that the Federal Reserve Board's actions are finally starting to take hold. In Europe, the weak Euro and inflationary pressures have prevented the ECB from reducing interest rates by any meaningful extent. However, going forward pricing pressures should ease given stable to declining energy prices, thus enabling room for rates to decline. Expectations are that the economy will trough in the second half of this year with the equity markets anticipating a more robust 2002. The UK economy has shown fewer signs of a significant slowdown, and as such, provides a more supportive environment for equities. While the risk of more weak earnings news remains in 2001, we believe that we are beginning to see a bottom in the equity market, with ample negative sentiment already being factored into the much maligned technology and telecommunications sectors. Given current weakness in the global economic environment and Asia's exposure to the commodity end of the manufacturing sector, we continue to position the portfolio relatively defensively. We are underweight the property sector in Hong Kong and Singapore as interest rate cuts have failed to stimulate a recovery in demand. We continue to favor defensive, high dividend yield plays, as well as companies that are relatively insulated from the external slowdown. We are positive on Australia for its defensive characteristics in such a market environment. The Japanese domestic economy is showing signs of weakness and it seems likely that 2001 GDP growth will be revised into negative territory. Also impacting the domestic market are the reform policies of Prime Minister Koizumi over which there is much debate in terms of political backing, pace and scale of any potential future reforms. Under these circumstances, we are selectively moving away from domestic names towards stocks which are more exposed to a recovery in global GDP. In conclusion, the U.S. outlook seems to be improving, and signs of a broader global slowdown seem to be abating, although the "old economy' seems as though it will recover before the "new economy.' In this environment, we continue to focus on finding outstanding companies across global sectors, positioning the portfolio for long-term global re-flation.
Footnotes
Total return figures represent past performance and do not indicate future results which will vary. The Fund's performance reflects the reinvestment of dividends and distributions. The MSCI EAFE Unhedged Index is unmanaged and does not include any fees or expenses. The Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.
Performance returns for the VST International Equity Fund (the "Fund") are estimated and supplied as a client accommodation for internal use only within John Hancock Funds Group. The Fund is subadvised/managed by Goldman Sachs Asset Management ("GSAM"). As a subadviser, we do not normally perform administration functions, such as performance calculations. The NAV's, distributions and expense ratios (which are calculated by the custodian--State Street Bank) used to calculate total returns have not been independently validated and approved by GSAM.
(Fund investment information on the next page.)

                                                    Inception: August 31, 1999

 International Equity Fund
 Goldman Sachs Asset Management                            Maeda/Noble/Orchard



                                    [GRAPH]

                            Historical Fund Return
$10,000
Investment made 8/31/99
(Fund Inception Date)
                        International Equity    MSCI EAFE
            Date                Fund              Index
            ----        --------------------      -----
          8/31/1999            10,000            10,000
          9/30/1999             9,935            10,103
         10/31/1999            10,307            10,484
         11/30/1999            11,103            10,851
         12/31/1999            12,148            11,826
          1/31/2000            11,522            11,077
          2/29/2000            12,105            11,377
          3/31/2000            12,438            11,820
          4/30/2000            11,837            11,201
          5/31/2000            11,565            10,930
          6/30/2000            11,850            11,359
          7/31/2000            11,410            10,886
          8/31/2000            11,365            10,983
          9/30/2000            10,805            10,450
         10/31/2000            10,571            10,205
         11/30/2000            10,120             9,825
         12/31/2000            10,394            10,177
          1/31/2001            10,366            10,171
          2/28/2001             9,491             9,410
          3/31/2001             8,835             8,787
          4/30/2001             9,496             9,403
          5/31/2001             9,206             9,078
          6/30/2001             8,875             8,711
Top Ten Holdings (as of June 30, 2001)
-------------------------------------------------------------------------------
-
                                % of        six months ago
                             investments   % of investments
GlaxoSmithKline PLC              4.1%            N/A
Royal Duth Petroleum Co.         2.9%            N/A
Vodafone AirTouch PLC            2.6%            1.1%
Nestle SA                        2.4%            0.5%
Tesco PLC                        2.1%            N/A
BP Amoco PLC                     2.1%            0.8%
ING Groep NV                     1.9%            0.7%
Barclay's PLC                    1.8%            N/A
Diageo PLC                       1.7%            0.3%
Takeda Chemical Industries       1.6%            N/A

Average Annual Total Returns*
-------------------------------------------------------------------------------
-
                        International    MSCI EAFE      MorningStar
                         Equity Fund       Index        Peer Group+
                        -------------    ---------      -----------
YTD**                       -14.56%       -14.41%         -13.81%
1 Year                      -25.00        -23.32          -24.30
Since Inception (8/31/99)    -6.23         -7.25            N/A

Top Ten Countries (as of June 30, 2001)
-------------------------------------------------------------------------------
-
                            % of                          % of
                         investments                   investments
United Kingdom              26.2%       Germany            6.4%
Japan                       24.4%       Sweden             3.7%
Switzerland                  9.2%       Italy              3.6%
France                       8.0%       Spain              3.0%
Netherlands                  7.9%       Australia          2.8%


    * Total returns are for the period ended June 30, 2001, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.
   ** Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Foreign Stock with Large Cap investment category.

                                                        Inception: May 1, 1998

 Emerging Markets Equity Fund
 Morgan Stanley Investment Management Inc.                  Meyer/Ramachandran


 The portfolio rose 5.57% (on a net basis) versus a benchmark (MSCI EMF) return of 4.01% for the quarter ended June 30, 2001./1/
 The portfolio outperformed the benchmark during the quarter due to stock selection and country allocation. Stock selection in Taiwan, Brazil and Mexico added positively to relative performance. On a country allocation basis our underweight stance in Malaysia and Taiwan coupled with our overweight position in South Korea added positively to performance. Our underweight stance in South Africa detracted from performance.
 Despite continued concerns about a slowdown in global economic growth and earnings disappointments, the emerging markets rebounded during the quarter, posting a 4.0% return. This return was fueled by several US interest rate easings. As risk aversion diminished during the early part of the quarter, the emerging markets rallied. However in June, given the slower pace of US Fed interest rate cuts coupled with the slowdown in the global economy and concerns over earnings, investors became more cautious, and the emerging markets gave back some of their return.
 The emerging markets will continue to be subject to fluctuations in global market sentiment, yet are poised to perform strongly in the face of any improvement. With global interest rates falling, emerging markets have the potential to trade well in the medium term. These markets continue to offer attractive valuations.
 The information reflects the views of the portfolio manager at the time of this writing. Of course, these views may change in response to changing circumstances and market conditions.


                                    [GRAPH]

                             Historical Fund Return

$10,000
Investment made 5/1/98
(Fund Inception Date)

                              Emerging Markets            MSCI Emerging Markets
        Date                     Equity Fund                   Free Index
        ----
     5/01/1998                     10,000                        10,000
     5/31/1998                      8,688                         8,630
     6/30/1998                      7,960                         7,725
     7/31/1998                      8,533                         7,970
     8/31/1998                      5,845                         5,666
     9/30/1998                      6,556                         6,025
    10/31/1998                      7,081                         6,659
    11/30/1998                      7,668                         7,213
    12/31/1998                      7,113                         7,109
     1/31/1999                      6,934                         6,994
     2/28/1999                      6,732                         7,062
     3/31/1999                      7,603                         7,993
     4/30/1999                      8,545                         8,982
     5/31/1999                      7,990                         8,929
     6/30/1999                      9,227                         9,943
     7/31/1999                      8,932                         9,672
     8/31/1999                      8,752                         9,760
     9/30/1999                      8,575                         9,431
    10/31/1999                      9,055                         9,631
    11/30/1999                     10,559                        10,495
    12/31/1999                     12,900                        11,830
     1/31/2000                     12,556                        11,901
     2/29/2000                     13,602                        12,058
     3/31/2000                     13,829                        12,118
     4/30/2000                     12,047                        10,969
     5/31/2000                     11,234                        10,516
     6/30/2000                     12,012                        10,886
     7/31/2000                     11,066                        10,326
     8/31/2000                     11,162                        10,377
     9/30/2000                      9,707                         9,471
    10/31/2000                      8,762                         8,784
    11/30/2000                      7,691                         8,017
    12/31/2000                      7,726                         8,210
     1/31/2001                      8,827                         9,340
     2/28/2001                      7,938                         8,609
     3/31/2001                      7,092                         7,764
     4/30/2001                      7,533                         8,147
     5/31/2001                      7,613                         8,244
     6/30/2001                      7,488                         8,075

Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
                                                  % of          six months ago
                                               investments     % of investments
Samsung Electronics                               4.6%                8.1%
China Telecom (Hong Kong), Ltd.                   3.8%                2.0%
Telefonos de Mexico SA                            3.4%                4.5%
Taiwan Semiconductor                              2.3%                N/A
Grupo Financiero Banamex Accival, SA de CV        2.1%                N/A
Petroleo Brasileiro SA                            1.9%                0.4%
Cellular CRT Participacoes                        1.8%                0.6%
United Microelectronics Corp.                     1.7%                N/A
Fomento Economico Mexicano SA de CV               1.7%                N/A
Surgutneftegaz                                    1.7%                1.3%
Average Annual Total Returns*
------------------------------------------------------------------------------
-
                             Emerging Markets    MSCI Emerging      MorningStar
                                Equity Fund    Markets Free Index   Peer Group+
                             ----------------  ------------------   ----------
-
YTD**                              -3.08%           -1.64%            -1.39%
1 Year                            -37.66           -25.82            -26.61
3 Years                            -2.02             1.49              1.23
Since Inception (5/1/98)           -8.74            -6.53              N/A
Top Ten Countries (as of June 30, 2001)
------------------------------------------------------------------------------
                            % of                                       % of
                         investments                                investments
United States               28.6%          India                        6.8%
South Korea                 13.9%          Brazil                       5.7%
Taiwan                      10.5%          Mexico                       5.2%
South Africa                 9.5%          Turkey                       2.7%
Hong Kong                    9.1%          Malaysia                     2.2%

    /1/Performance is for Class A shares.
   (1) Returns reflect extra-ordinary capital contribution of $445,000 in June 1999.
    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities. including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. International investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   **  Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and the life products within the Morningstar variable universe having a Diversified Emerging Markets investment category.

                                                        Inception: May 1, 2001

 Health Sciences Fund
 Putnam Investments                                            Richard England

 The Health Sciences Fund returned +1.99% (net) for the two-month period of May 1, 2001 through June 30, 2001.
 In May, biotech topped the sub-sector list, followed by pharmaceuticals and medical technology; health-care services declined during the month. The Fund benefited from several stocks in its specialty pharmaceutical sub-sector, which rose over 12% during the month: Allergan (driven by the launch of a new glaucoma product), Elan (favorable reports on its product pipeline), and King Pharmaceuticals (product introductions). In the large-cap pharmaceutical area, American Home Products and Schering-Plough garnered good returns during the month while Sigma and United Health Care declined.
 In June, health-care services was the top performer, driven by a hospital sub-sector that rebounded following earlier profit-taking. In medical technology, a recovery in Medtronic, a cardiovascular device manufacturer whose stock had sold off on disappointing first-quarter revenues, aided performance.
 In pharmaceuticals, robust performance by drug delivery, generics, and specialty pharmaceuticals were offset by weakness in U.S.-branded pharmaceutical manufacturers due to concerns over a slowdown in arthritis treatment drugs and manufacturing problems at Schering-Plough. The Fund's strongest contributors to performance were HCA (leading hospital company), Medimmune (biotechnology company specializing in infectious diseases), Medtronic (cardiovascular devices), Gilead Sciences (biotech), and Ivax (generic drug manufacturer). Stocks that hindered performance included Waters, (research equipment), Merck (drug manufacturer), and Schering-Plough.
 The U.S. equity market remains volatile. We anticipate additional earnings disappointments, especially in those stocks leveraged to capital spending. It appears that the Federal Reserve Open Market Committee is becoming more confident that the economy is on track to avoid a recession. The full impact of their monetary and fiscal stimulus is expected to encourage economic growth in the fourth quarter of 2001 and into 2002.
 Given this scenario, the Fund is focusing on both health-care services and pharmaceutical stocks while reducing exposure to biotechnology and life sciences. The fundamental outlook for the health-care industries remains positive and the Fund's broad diversification across the different industry sectors should enable it to cushion declines in some areas while benefiting from new opportunities as they arise.
                                 [GRAPH]

                        Historical Fund Return

$10,000
Investment made 5/1/01
(Fund Inception Date)

                 Health Sciences     S&P         GSHI
                       Fund      500 Index/1/  Index/2/
   5/1/2001          10,000        10,000        10,000
   5/31/2001         10,241        10,067        10,220
   6/30/2001         10,199         9,822         9,962

Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------

                                   % of            six months ago
                                investments       % of investments
Glaxo SmithKline PLC               0.1%                N/A
American Home Products Corp.       0.1%                N/A
Johnson & Johnson                  0.1%                N/A
Pharmacia Corp.                    0.1%                N/A
Merck & Co., Inc.                  0.1%                N/A
AstraZeneca Group PLC              0.1%                N/A
Medtronic, Inc.                    0.1%                N/A
HCA-The Healthcare Corp.           0.1%                N/A
Schering-Plough Corp.              0.1%                N/A

Average Annual Total Returns*
------------------------------------------------------------------------------
-
                                 Health                       GSHI
                                Sciences       S&P 500     Health Care
                                  Fund         Index/1/      Index/2/
Since Inception (5/1/01)          1.99%*        -1.76%         0.32%

Top Ten Sectors (as of June 30, 2001)
------------------------------------------------------------------------------
-
                     % of                                 % of
                  investments                          investments
Health Care          2.2%                   Energy        0.0%
Financial            0.1%
Technology           0.0%
Capital Equipment    0.0%
Retail               0.0%
   (1) "S&P 500" is an unmanaged stock index commonly used as a broad measure of stock market performance.
   (2) The Goldman Sachs Healthcare Index is a modified capitalization weighted index that measures the performance of US healthcare stocks. The index has a maximum individual stock weighting which is currently 7.5%. The index includes companies in the following categories: providers of healthcare related services, researchers, manufacturers and distributors of pharmaceuticals, drugs and related sciences, and medical supplies, instruments and products.
    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future."
       Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Sector investing entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   ** Year-to-date total returns not annualized.

                                                       Inception: May 16, 1988

 Real Estate Equity Fund
 Independence Investment LLC                             J. DeSantis/T. Spicer
 Morgan Stanley Investment Management, Inc.                 T. Bigman/D. Funke

 The Real Estate Equity Fund is a multi-manager fund with two sub-advisers each of which employs its own independent investment approach in managing its portion of the Fund. The two managers employ a distinct and complementary investment strategy. The multi-manager approach seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager or strategy being out of favor in certain market environments.
 II LLC selects real estate stocks using a combination of bottom-up fundamental equity research and quantitative tools. II LLC Real estate stocks are purchased that are undervalued relative to the stock's history and have improving earnings growth prospects.
 Morgan Stanley Investment Management (MSIM) uses a combination of top down market analysis to identify undervalued real estate property sectors and geographic regions and fundamental, bottom-up equity and real estate research to select stocks that are attractively priced relative to the underlying real estate value.
 As of June 30, 2001, II LLC managed approximately 49% and MSIM managed approximately 51% of the Fund's assets. For the year-to-date, the Fund returned 5.95% versus 9.81% for the Wilshire Real Estate Securities Index.

Independence Investment LLC
 The REIT industry has held up extremely well in this economic slowdown as evidenced by the past year's performance. Even as other "safe-havens' have come under pressure in this recent quarter, such as the Utility sector, the REIT market has held its ground and has even added to its year-to-date gains.
 During the second quarter of 2001, the Real Estate Equity portfolio underperformed its benchmark, the Wilshire Real Estate Securities Index, mainly due to common risk factors and, to a greater degree, stock selection. The fund owned a greater degree of larger capitalization, higher quality companies which dragged down relative performance. As the "junk-rally', which dominated the first quarter, continued into the beginning of the second quarter these strategies again hurt performance. Fortunately, towards the latter part of the period, these trends have shown signs of reversing. Stock selection had the greatest impact on relative return. Many of the companies had concentrations in areas most affected by the economic downturn. And although the slowdown has had somewhat of an impact on their operating performance, the market reaction is overdone.
 We expect the positive fundamentals of the group to continue to drive performance albeit at more normal levels of return (10-12%). While the economy searches for a bottom to this economic slowdown, REITs will continue to look attractive to investors with their high dividend yields and predictable growth. We believe the "junk-rally' is overdone and is starting to show signs of weakening. We believe quality companies with experienced management teams located in high barrier to entry markets will stage a comeback for the balance of the year. Therefore we are even more committed to maintain a quality/large-cap bias in the portfolio and to stick with companies with these characteristics.

Morgan Stanley Investment Management, Inc.
 REITs experienced a reversal of fortune throughout the first half of the year, as last year's losers outperformed last year's winners. Perhaps of greater significance was the strong relationship between dividend yield and stock performance. Aside from attracting investors for its dividend yield and defensive nature, the sector gained interest over the potential S&P index inclusion of REITs.
 Clearly, investors favored higher dividend stocks in the first half of the year; we continue to stress fundamentals and believe the current focus on income will run its course. To a lesser degree investors remained wary of apartment companies with high concentrations in Northern California, where rents and occupancies declined in markets where technology-led demand has cooled. As a result, stock selection suffered among those companies we owned for high-barrier-to-entry qualities. We note that these markets have had limited new supply and home affordability is among the lowest in the country.
 The top-down weightings in the portfolio reflect a more defensive stance given weakening economic fundamentals. We increased our overweighting to apartments, which we believe will likely experience favorable demand in a slowing economy as it is a necessity and will compete favorably with the alternative of purchasing a home. We reduced our overweighting to the office sector over continued concerns of reduced demand and potential new sub-lease space. The slowdown in the economy in 2001 will create a more challenging environment. However, given the declining levels of construction, the modest level of construction versus total supply outstanding, and historically low vacancy rates, the U.S. real estate market is better prepared than in previous periods for an economic slowdown. Based on the current valuation and the sector's defensive characteristics, investors may find it attractive given the recent performance and volatility in the equity markets.

                                                       Inception: May 16, 1988

 Real Estate Equity Fund
 Independence Investment LLC                             J. DeSantis/T. Spicer
 Morgan Stanley Investment Management, Inc.                 T. Bigman/D. Funke

                                    [GRAPH]

                             Historical Fund Return

$10,000
Investment made 7/1/91
(10-Year Period)

                                                            Wilshire Real
             Date             Real Estate Equity Fund        Estate Index
             ----             -----------------------       -------------
           7/1/1991                    10,000                  10,000
          7/31/1991                     9,993                   9,958
          8/31/1991                    10,031                   9,838
          9/30/1991                    10,154                   9,725
         10/31/1991                     9,973                   9,507
         11/30/1991                     9,781                   9,191
         12/31/1991                    10,667                   9,906
          1/31/1992                    11,092                  10,373
          2/29/1992                    10,972                  10,345
          3/31/1992                    10,938                  10,121
          4/30/1992                    10,792                   9,953
          5/31/1992                    11,107                   9,993
          6/30/1992                    10,827                   9,692
          7/31/1992                    11,145                   9,728
          8/31/1992                    11,179                   9,581
          9/30/1992                    11,455                   9,945
         10/31/1992                    11,660                  10,052
         11/30/1992                    11,797                  10,138
         12/31/1992                    12,375                  10,635
          1/31/1993                    13,333                  11,374
          2/28/1993                    13,919                  11,924
          3/31/1993                    14,896                  12,725
          4/30/1993                    14,076                  12,003
          5/31/1993                    13,850                  11,815
          6/30/1993                    14,130                  12,124
          7/31/1993                    14,323                  12,370
          8/31/1993                    14,418                  12,628
          9/30/1993                    15,260                  13,202
         10/31/1993                    14,977                  12,830
         11/30/1993                    14,331                  12,270
         12/31/1993                    14,515                  12,256
          1/31/1994                    14,860                  12,623
          2/28/1994                    15,475                  13,140
          3/31/1994                    15,010                  12,531
          4/30/1994                    15,110                  12,672
          5/31/1994                    15,415                  12,935
          6/30/1994                    15,008                  12,680
          7/31/1994                    14,922                  12,710
          8/31/1994                    14,943                  12,701
          9/30/1994                    14,860                  12,489
         10/31/1994                    14,223                  12,032
         11/30/1994                    13,743                  11,561
         12/31/1994                    14,931                  12,457
          1/31/1995                    14,415                  12,055
          2/28/1995                    14,718                  12,432
          3/31/1995                    14,757                  12,504
          4/30/1995                    14,570                  12,414
          5/31/1995                    15,189                  12,825
          6/30/1995                    15,430                  13,048
          7/31/1995                    15,721                  13,258
          8/31/1995                    15,830                  13,420
          9/30/1995                    16,207                  13,667
         10/31/1995                    15,663                  13,243
         11/30/1995                    15,726                  13,381
         12/31/1995                    16,769                  14,157
          1/31/1996                    16,964                  14,352
          2/29/1996                    17,142                  14,637
          3/31/1996                    17,296                  14,755
          4/30/1996                    17,238                  14,822
          5/31/1996                    17,559                  15,152
          6/30/1996                    17,924                  15,455
          7/31/1996                    17,868                  15,318
          8/31/1996                    18,621                  15,969
          9/30/1996                    19,136                  16,368
         10/31/1996                    19,634                  16,811
         11/30/1996                    20,313                  17,509
         12/31/1996                    22,314                  19,377
          1/31/1997                    22,559                  19,654
          2/28/1997                    22,541                  19,666
          3/31/1997                    22,412                  19,733
          4/30/1997                    21,737                  19,096
          5/31/1997                    22,417                  19,665
          6/30/1997                    23,567                  20,640
          7/31/1997                    24,201                  21,319
          8/31/1997                    24,047                  21,161
          9/30/1997                    26,138                  23,248
         10/31/1997                    25,195                  22,260
         11/30/1997                    25,517                  22,707
         12/31/1997                    26,156                  23,214
          1/31/1998                    25,413                  22,886
          2/28/1998                    24,963                  22,593
          3/31/1998                    25,591                  23,038
          4/30/1998                    24,791                  22,313
          5/31/1998                    24,620                  22,098
          6/30/1998                    24,542                  21,981
          7/31/1998                    22,881                  20,451
          8/31/1998                    20,817                  18,327
          9/30/1998                    22,252                  19,353
         10/31/1998                    21,697                  19,088
         11/30/1998                    22,004                  19,447
         12/31/1998                    21,786                  19,168
          1/31/1999                    21,189                  18,753
          2/28/1999                    20,671                  18,604
          3/31/1999                    20,568                  18,504
          4/30/1999                    22,747                  20,476
          5/31/1999                    23,343                  20,822
          6/30/1999                    23,098                  20,468
          7/31/1999                    22,327                  19,685
          8/31/1999                    22,226                  19,389
          9/30/1999                    21,168                  18,515
         10/31/1999                    20,724                  18,170
         11/30/1999                    20,561                  17,885
         12/31/1999                    21,419                  18,558
          1/31/2000                    21,448                  18,634
          2/29/2000                    20,991                  18,278
          3/31/2000                    22,117                  19,078
          4/30/2000                    23,416                  20,439
          5/31/2000                    23,735                  20,684
          6/30/2000                    24,347                  21,381
          7/31/2000                    26,752                  23,301
          8/31/2000                    25,876                  22,462
          9/30/2000                    27,009                  23,192
         10/31/2000                    25,829                  22,186
         11/30/2000                    26,386                  22,685
         12/31/2000                    28,121                  24,261
          1/31/2001                    27,926                  24,504
          2/28/2001                    27,438                  23,994
          3/31/2001                    27,243                  24,014
          4/30/2001                    27,765                  24,585
          5/31/2001                    28,354                  25,273
          6/30/2001                    29,794                  25,512

Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
                                                  % of          six months ago
                                               investments     % of investments

Equity Office Properties Trust                    7.5%                4.0%
Avalonbay Communities, Inc.                       5.5%                4.0%
Equity Residential Properties Trust               5.3%                4.2%
Speiker Properties, Inc.                          5.1%                3.8%
Simon Property Group Inc.                         4.5%                2.2%
Boston Properties, Inc.                           4.0%                N/A
Public Storage, Inc.                              3.9%                2.1%
Archstone Communities Trust                       3.6%                N/A
Starwood Hotels & Resorts Worldwide               3.4%                N/A
Vornado Realty Trust                              3.3%                2.4%


Average Annual Total Returns*
------------------------------------------------------------------------------
                                Real Estate   Wilshire Real    MorningStar
                                Equity Fund   Estate Index(1)  Peer Group+
                                -----------   -------------    -----------
YTD**                               5.95%          9.81%           6.34%
1 Year                             22.37          24.60           19.11
3 Years                             6.68           6.62            5.38
5 Years                            10.70          11.51           10.63
10 Years                           11.54          10.03           11.09
------------------------------------------------------------------------------
Top Industries (as of June 30, 2001)
------------------------------------------------------------------------------
                            % of
                         investments
Financial                   95.0%
Consumer Cyclical            4.9%
Technology                   0.1%


    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Sector investing entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   ** Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Specialty Real Estate investment category.

                                                     Inception: March 29, 1986

 Managed Fund
 Independence Investment LLC                                J. Forrelli/J. Leu
 Capital Guardian Trust Company                                Management Team

 The Managed Fund is a multi-manager fund with two sub-advisers, each of which employs its own investment approach and independently manages its portion of the Fund. The two managers employ a distinct and complementary investment strategy. The multi-manager approach seeks to produce more consistent investment returns over market cycles and to reduce the risk of any one manager or strategy being out of favor in certain market environments.
 Independence has a normal target mix of 60% stocks and 40% bonds and selects stocks and bonds using a combination of fundamental equity research and quantitative tools. Capital Guardian has a normal target of 70% stocks and 30% bonds and selects stocks and bonds using a fundamental, research-driven approach. Capital Guardian also employs a multiple-manager approach by which each portfolio manager and the research analysts as a group each manage a separate portion of the portfolio to capture the highest conviction ideas of the investment team.
 As of June 30, 2001, II LLC managed approximately 81.80% and Capital Guardian managed approximately 18.20% of the Fund's assets. The Fund returned -1.73% compared to -2.44% for the benchmark year-to-date.

Independence Investment LLC
 In the second quarter, the equity market outperformed the fixed income market for the first time since the fourth quarter of 1999. Your balanced portfolio performed very well for the quarter, returning 4.63% net, outperforming its benchmark. Equities contributed the vast majority of the return and the sectors that added the most value this quarter were Technology, Financials and Consumer Non-Cyclicals. On the negative side, stock selection within Retail and Health Care detracted from performance. The Fixed Income portion of the account had a negligible return for the quarter as bond investors became fearful that aggressive interest rate cuts by the Federal Reserve might reignite inflation in 2002.
 The worldwide economies are clearly struggling. The U.S. will likely show negative growth in the current quarter as businesses reign in spending and investment. European economies slowed considerably this quarter and Japan appears to have entered another recession. Investors are looking past the slowdown and focusing instead on the potential rebound over the coming months. The consumer has remained quite resilient during this slowdown. The Federal Reserve has aggressively cut interest rates and consumers will be receiving tax rebate checks in the third quarter. Inflation is clearly coming down as energy prices have weakened. We continue to overweight equities in your portfolio. We believe the economy is in the process of bottoming and companies will once again grow earnings at their historical 5% to 10% rate in 2002. We favor industrial and basic material companies that will have significant leverage with a global economic recovery and falling energy prices over the coming quarters. However, investors must be patient, waiting to see tangible evidence of the economic recovery over the remainder of the year.

Capital Guardian Trust Company
 Our overweight position in U.S. large caps was helpful to returns in two ways: large-cap indices provided solid returns, and relative outperformance was strong within the large-cap portfolios we manage. Good stock selection was also beneficial, as was our overweight position in technology stocks. We fully participated in April's bounce in NASDAQ-type names, and we were able to trim some of these positions on strength. On the bond side, results for the portfolios we manage were helped by our overweight position in corporate securities. Our participation in a number of new corporate issues was also beneficial.
 We are continuing to overweight equities. The upcoming tax refunds and the easing monetary policy should provide the economy with a shot in the arm, though the timing of a recovery will be hard to call. In the technology and telecommunications areas, many companies have lowered production below the level of demand in order to bring down excess inventories. Once inventory levels are reduced, production will have to pick up to meet current demand, and that should boost market sentiment. With the technology sector having reaffirmed its cyclical nature, however, investors are not likely to support the high multiples these stocks enjoyed in recent years. Looking at fixed income, corporate securities still look undervalued relative to Treasuries, but less so now that spreads have tightened. We continue to hold our high-conviction corporate issues, with an emphasis on triple-B credits, though we may begin to sell some of the more generic names represented in the index. We are now overweighted in the mortgage sector for the first time in years. Mortgage-backed securities look increasingly attractive now that rates appear to have bottomed and prepayment risk has been reduced.

                                                     Inception: March 29, 1986

 Managed Fund
 Independence Investment LLC                                 J. Forelli/J. Leu
 Capital Guardian Trust Company                                Management Team

                                    [GRAPH]
                             Historical Fund Return
$10,000
Investment made 7/1/91
(10-Year Period)
             Date                Managed Fund            Managed Benchmark(1)
             ----                ------------            --------------------
           7/1/1991                 10,000                    10,000
          7/31/1991                 10,237                    10,297
          8/31/1991                 10,482                    10,536
          9/30/1991                 10,512                    10,559
         10/31/1991                 10,643                    10,676
         11/30/1991                 10,500                    10,514
         12/31/1991                 11,215                    11,292
          1/31/1992                 11,041                    11,103
          2/29/1992                 11,119                    11,203
          3/31/1992                 10,977                    11,062
          4/30/1992                 11,209                    11,257
          5/31/1992                 11,368                    11,397
          6/30/1992                 11,402                    11,398
          7/31/1992                 11,719                    11,773
          8/31/1992                 11,631                    11,707
          9/30/1992                 11,777                    11,854
         10/31/1992                 11,666                    11,784
         11/30/1992                 11,898                    11,978
         12/31/1992                 12,080                    12,160
          1/31/1993                 12,236                    12,337
          2/28/1993                 12,422                    12,549
          3/31/1993                 12,646                    12,706
          4/30/1993                 12,457                    12,599
          5/31/1993                 12,644                    12,767
          6/30/1993                 12,833                    12,933
          7/31/1993                 12,819                    12,943
          8/31/1993                 13,252                    13,339
          9/30/1993                 13,303                    13,314
         10/31/1993                 13,457                    13,476
         11/30/1993                 13,329                    13,336
         12/31/1993                 13,482                    13,447
          1/31/1994                 13,797                    13,772
          2/28/1994                 13,432                    13,436
          3/31/1994                 13,037                    12,980
          4/30/1994                 13,105                    13,011
          5/31/1994                 13,107                    13,104
          6/30/1994                 12,977                    12,927
          7/31/1994                 13,268                    13,271
          8/31/1994                 13,475                    13,545
          9/30/1994                 13,191                    13,279
         10/31/1994                 13,248                    13,424
         11/30/1994                 13,043                    13,165
         12/31/1994                 13,181                    13,304
          1/31/1995                 13,429                    13,605
          2/28/1995                 13,831                    14,027
          3/31/1995                 14,012                    14,282
          4/30/1995                 14,323                    14,589
          5/31/1995                 14,872                    15,183
          6/30/1995                 15,090                    15,423
          7/31/1995                 15,330                    15,650
          8/31/1995                 15,514                    15,772
          9/30/1995                 15,973                    16,183
         10/31/1995                 16,004                    16,274
         11/30/1995                 16,518                    16,765
         12/31/1995                 16,753                    17,044
          1/31/1996                 17,011                    17,390
          2/29/1996                 16,940                    17,289
          3/31/1996                 16,959                    17,299
          4/30/1996                 16,993                    17,367
          5/31/1996                 17,197                    17,575
          6/30/1996                 17,361                    17,730
          7/31/1996                 16,981                    17,356
          8/31/1996                 17,126                    17,519
          9/30/1996                 17,664                    18,167
         10/31/1996                 18,094                    18,628
         11/30/1996                 18,788                    19,508
         12/31/1996                 18,548                    19,207
          1/31/1997                 18,987                    19,814
          2/28/1997                 19,053                    19,915
          3/31/1997                 18,609                    19,382
          4/30/1997                 19,112                    20,103
          5/31/1997                 19,667                    20,814
          6/30/1997                 20,199                    21,403
          7/31/1997                 21,341                    22,580
          8/31/1997                 20,737                    21,826
          9/30/1997                 21,434                    22,595
         10/31/1997                 21,220                    22,398
         11/30/1997                 21,728                    22,976
         12/31/1997                 22,023                    23,293
          1/31/1998                 22,267                    23,579
          2/28/1998                 23,278                    24,582
          3/31/1998                 24,139                    25,368
          4/30/1998                 24,302                    25,571
          5/31/1998                 24,223                    25,405
          6/30/1998                 24,904                    26,111
          7/31/1998                 24,647                    25,965
          8/31/1998                 22,339                    23,883
          9/30/1998                 23,107                    25,024
         10/31/1998                 24,336                    26,193
         11/30/1998                 25,352                    27,204
         12/31/1998                 26,519                    28,178
          1/31/1999                 26,922                    28,964
          2/28/1999                 26,189                    28,222
          3/31/1999                 26,747                    28,962
          4/30/1999                 27,517                    29,671
          5/31/1999                 27,082                    29,146
          6/30/1999                 28,044                    30,079
          7/31/1999                 27,456                    29,465
          8/31/1999                 27,284                    29,371
          9/30/1999                 26,938                    29,024
         10/31/1999                 27,980                    30,168
         11/30/1999                 28,159                    30,536
         12/31/1999                 28,933                    31,556
          1/31/2000                 27,851                    30,562
          2/29/2000                 27,472                    30,363
          3/31/2000                 29,451                    32,306
          4/30/2000                 29,015                    31,686
          5/31/2000                 28,763                    31,290
          6/30/2000                 29,284                    32,013
          7/31/2000                 29,127                    31,830
          8/31/2000                 30,459                    33,202
          9/30/2000                 29,519                    32,233
         10/31/2000                 29,672                    32,236
         11/30/2000                 28,419                    30,924
         12/31/2000                 28,940                    31,246
          1/31/2001                 29,667                    32,114
          2/28/2001                 28,264                    30,470
          3/31/2001                 27,181                    29,373
          4/30/2001                 28,700                    30,692
          5/31/2001                 28,890                    30,888
          6/30/2001                 28,439                    30,484

Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
                                                  % of          six months ago
                                               investments     % of investments

Federal National Mortgage Assoc.                 14.7%               11.7%
U.S. Treasury                                     3.4%                3.3%
General Electric Co.                              2.6%                3.3%
Pfizer, Inc.                                      2.6%                0.6%
Microsoft Corp.                                   2.4%                3.6%
Citigroup, Inc.                                   2.2%                2.4%
Exxon Mobil Corp.                                 1.7%                1.0%
AOL Time Warner, Inc.                             1.5%                N/A
Verizon Communications                            1.3%                N/A
International Business Machines Corp.             1.2%                1.5%

Average Annual Total Returns*
------------------------------------------------------------------------------
                                         Managed        Managed    MorningStar
                                           Fund       Benchmark(1) Peer Group+
                                       -----------   ------------- -----------
YTD**                                     -1.73%        -2.44%       -2.16%
1 Year                                    -2.89         -4.78        -1.04
3 Years                                    4.52          5.30         4.46
5 Years                                   10.37         11.45        10.20
10 Years                                  11.02         11.49        10.95
------------------------------------------------------------------------------
Top Ten Sectors (as of June 30, 2001)
------------------------------------------------------------------------------
                            % of                                   % of
                         investments                            investments
Governmental                19.9%        Capital Equipment          6.6%
Financial                   19.3%        Retail                     5.6%
Technology                  14.5%        Utility                    5.5%
Health Care                  9.5%        Energy                     5.1%
Consumer Cyclical            7.1%        Consumer Staple            3.9%

   (1) The Managed Benchmark represents 50% S&P 500/50% Lehman Brothers Government/Corporate Bond from April 1986 to December 1997, then 60% S&P 500/40% Lehman Brothers Government/Corporate Bond from 1998 to April 1998, and now 60% S&P 500/40% Lehman Brothers Aggregate Bond from May 1998 to present.
    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   ** Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Domestic Hybrid investment category.

                                                    Inception: August 31, 1999

 Aggressive Balanced Fund
 Independence Investment LLC                                 J. Forelli/J. Leu

 In the second quarter, the equity market outperformed the fixed income market for the first time since the fourth quarter of 1999. Your balanced portfolio performed very well for the quarter, returning 5.30% net, outperforming its benchmark. Equities contributed the vast majority of the return and the sectors that added the most value this quarter were Technology, Financials and Consumer Non-Cyclicals. On the negative side, stock selection within Retail and Health Care detracted from performance. The Fixed Income portion of the account had a negligible return for the quarter as bond investors became fearful that aggressive interest rate cuts by the Federal Reserve might reignite inflation in 2002.
 The worldwide economies are clearly struggling. The U.S. will likely show negative growth in the current quarter as businesses reign in spending and investment. European economies slowed considerably this quarter and Japan appears to have entered another recession. Investors are looking past the slowdown and focusing instead on the potential rebound over the coming months. The consumer has remained quite resilient during this slowdown. The Federal Reserve has aggressively cut interest rates and consumers will be receiving tax rebate checks in the third quarter. Inflation is clearly coming down as energy prices have weakened. We continue to overweight equities in your portfolio. We believe the economy is in the process of bottoming and companies will once again grow earnings at their historical 5% to 10% rate in 2002. We favor industrial and basic material companies that will have significant leverage with a global economic recovery and falling energy prices over the coming quarters. However, investors must be patient, waiting to see tangible evidence of the economic recovery over the remainder of the year.


                                    [GRAPH]
                             Historical Fund Return
$10,000
Investment made 8/31/99
(Fund Inception Date)
                           Aggressive           Aggressive
                            Balanced             Balanced
         Date                 Fund             Benchmark(1)
         ----              ----------           ----------
       8/31/1999             10,000               10,000
       9/30/1999              9,830                9,823
      10/31/1999             10,274               10,298
      11/30/1999             10,383               10,455
      12/17/1999             10,709               10,905
       1/31/2000             10,222               10,485
       2/29/2000             10,011               10,367
       3/31/2000             10,876               11,162
       4/30/2000             10,679               10,902
       5/31/2000             10,611               10,733
       6/30/2000             10,782               10,988
       7/31/2000             10,730               10,884
       8/31/2000             11,341               11,431
       9/30/2000             10,895               10,997
      10/31/2000             10,990               10,980
      11/30/2000             10,417               10,376
      12/31/2000             10,553               10,462
       1/31/2001             10,816               10,783
       2/28/2001             10,150               10,070
       3/31/2001              9,632                9,603
       4/30/2001             10,319               10,153
       5/31/2001             10,358               10,219
       6/30/2001             10,142               10,042

Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
--
                                                  % of          six months ago
                                               investments     % of investments
Federal National Mortgage Assoc.                 12.7%                4.5%
General Electric Co.                              4.1%                1.3%
Citigroup, Inc.                                   3.2%                1.5%
U.S. Treasury                                     3.1%                3.3%
Microsoft Corp.                                   3.0%                2.2%
Pfizer, Inc.                                      2.6%                0.3%
AOL Time Warner, Inc.                             2.1%                N/A
Exxon Mobil Corp.                                 2.1%                0.5%
Verizon Communications                            1.9%                N/A
International Business Machines Corp.             1.7%                0.9%

Average Annual Total Returns*
------------------------------------------------------------------------------
--
                            Aggressive          Aggressive     MorningStar
                             Balanced            Balanced         Peer
                               Fund             Benchmark(1)     Group+
                           -------------        ------------   ------------
YTD**                         -3.89%               -4.02%         -2.16%
1 Year                        -6.00                -8.61          -1.04
Since Inception (8/31/99)      0.74                 0.23           N/A
Top Ten Sectors (as of June 30, 2001)
------------------------------------------------------------------------------
--
                            % of                                        % of
                         investments                                investments
Technology                  18.6%          Retail                       7.4%
Governmental                16.2%          Consumer Cyclical            6.6%
Financial                   14.2%          Energy                       5.7%
Health Care                 10.1%          Utility                      4.8%
Capital Equipment            7.9%          Consumer Staple              4.6%


   (1) The benchmark represents 75% S&P 500 and 25% Lehman Brothers Aggregate Bond Index.
    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   **  Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Domestic Hybrid investment category.

                                                        Inception: May 1, 1996

 Global Balanced Fund
 Capital Guardian Trust Company                                Management Team

 For the quarter ended June 30, 2001, the VST Global Balanced Fund returned 2.39%, beating the blended benchmark return (60% MSCI World/40% Salomon Brothers World Government Bond Index) of 1.08%.
 Our overweight position in U.S. large-cap equities was beneficial to returns. Among the asset classes we allocate to, U.S. large caps provided the best returns. Furthermore, relative performance was good for our U.S. large-cap portfolios. Overweighting emerging markets equities and underweighting non-U.S. small caps also helped returns. Hindering returns were our overweight positions in non-U.S. large caps and non-U.S. bonds.
 We think active stock selection will beat bond returns in the coming months and we are overweight most equity categories. Among the large-cap allocations, we favor both U.S. and non-U.S. stocks. Interest rates have come down more in the U.S. than elsewhere, and while the capitalization-weighted P/E for the S&P 500 remains high, valuations are reasonable outside the largest stocks in the index. The U.S. economy was first to slow and may be the first to regain momentum. Longer term, however, lower valuations, more room for improvement in profitability, and eventually a weaker dollar, should give non-U.S. equities an edge.
 Looking at fixed income, we think we are near the end of the Federal Reserve's easing cycle and we would be surprised to see the bond rally go much further. We continue to favor non-U.S. bonds over those in the U.S. While Europe has followed the U.S. in a pattern of slowing economic growth, European bonds have not rallied as much as their U.S. counterparts. Similarly, the ECB has been slow to cut short-term interest rates, resulting in Europe having higher short-term rates than the U.S. for the first time in years. Across the yield curve there seems to be more room for improvement in Europe than in the U.S.


                                    [GRAPH]
                             Historical Fund Return
$10,000
Investment made 5/1/96
(Fund Inception Date)
                           Global Balanced       Global Balanced
          Date                  Fund           Composite Benchmark(1)
          ----             ---------------     ----------------------
        5/01/1996               9,992                 9,892
        6/30/1996              10,055                 9,940
        7/31/1996               9,956                 9,849
        8/31/1996              10,007                 9,898
        9/30/1996              10,257                10,068
       10/31/1996              10,315                10,085
       11/30/1996              10,678                10,397
       12/31/1996              10,673                10,280
        1/31/1997              10,509                 9,927
        2/28/1997              10,624                 9,986
        3/31/1997              10,568                 9,972
        4/30/1997              10,507                 9,942
        5/31/1997              11,089                10,498
        6/30/1997              11,433                10,909
        7/31/1997              11,471                10,941
        8/31/1997              10,986                10,435
        9/30/1997              11,471                10,907
       10/31/1997              11,127                10,460
       11/30/1997              10,967                10,291
       12/31/1997              10,955                10,320
        1/31/1998              11,195                10,632
        2/28/1998              11,630                11,136
        3/31/1998              11,807                11,311
        4/30/1998              11,952                11,457
        5/31/1998              11,952                11,413
        6/30/1998              11,914                11,439
        7/31/1998              11,962                11,494
        8/31/1998              11,270                10,652
        9/30/1998              11,434                10,701
       10/31/1998              12,220                11,596
       11/30/1998              12,442                11,898
       12/31/1998              12,925                12,314
        1/31/1999              12,913                12,250
        2/28/1999              12,390                11,901
        3/31/1999              12,557                12,234
        4/30/1999              12,777                12,571
        5/31/1999              12,313                12,072
        6/30/1999              12,412                12,279
        7/31/1999              12,784                12,662
        8/31/1999              12,771                12,716
        9/30/1999              12,780                12,890
       10/31/1999              12,911                13,211
       11/30/1999              12,991                13,450
       12/31/1999              13,586                14,251
        1/31/2000              12,794                13,540
        2/29/2000              12,819                13,718
        3/31/2000              13,194                14,254
        4/30/2000              12,656                13,557
        5/31/2000              12,722                13,373
        6/30/2000              12,990                13,781
        7/31/2000              12,724                13,448
        8/31/2000              12,891                13,699
        9/30/2000              12,570                13,216
       10/31/2000              12,497                13,014
       11/30/2000              11,946                12,645
       12/31/2000              12,352                12,949
        1/31/2001              12,722                13,093
        2/28/2001              12,056                12,428
        3/31/2001              11,553                11,797
        4/30/2001              12,268                12,305
        5/31/2001              12,111                12,198
        6/30/2001              11,830                11,925
        6/30/2001              11,830                11,925
Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
                                                  % of          six months ago
                                               investments     % of investments
U.S. Treasury                                    10.2%                N/A
Netherlands Government                            6.7%                N/A
Federal Republic of Germany                       3.3%                1.9%
Federal National Mortgage Assoc.                  2.5%                N/A
AstraZeneca Group PLC                             2.1%                0.3%
Government of Japan                               1.9%                5.6%
Kingdom of Spain                                  1.7%                N/A
Nokia Oyj                                         1.4%                0.9%
International-American Development Band           1.3%                N/A
Asian Development Bank                            1.2%                N/A
Average Annual Total Returns*
------------------------------------------------------------------------------
                         Global Balanced      Global Balanced       MorningStar
                              Fund         Composite Benchmark(1)   Peer Group+
                         ---------------   ----------------------   ----------
-
YTD**                         -4.23%               -7.91%              -6.01%
1 Year                        -8.93               -13.47               -5.84
3 Years                       -0.24                 1.40                0.97
5 Years                        3.30                 3.71                6.19
Since Inception (5/01/96)      3.31                 3.47                 N/A
Top Ten Countries (as of June 30, 2001)
------------------------------------------------------------------------------
                            % of                                        %of
                         investments                                investments
United States               45.9%          Germany                      4.4%
Japan                        9.3%          France                       3.0%
Netherlands                  8.8%          Canada                       2.8%
Supra National               7.1%          Switzerland                  2.4%
United Kingdom               6.5%          Australia                    2.1%


   (1) International Balanced Composite Index: 65% Morgan Stanley Capital International World Index Excluding US, and 35% Salomon Brothers Non-US Govt. Bond Index, unhedged, May 1996 to April 2000, 65% MSCI World / 35% Salomon Brothers World Government Bond, Unhedged, May 2000 to October 2000 and 60% MSCI World / 40% Salomon Brothers World Government Bond, Unhedged, November 2000 to present
     * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities, including investment in initial public offerings, that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
    **  Year-to-date total returns not annualized.
     + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a 60% World Stock, Large Cap, 10% General Bond Intermediate category and a 30% weighting of the International Bond category. Prior to May 2000 (concurrent with the Fund's strategy change), the peer group represents the International Hybrid investment category.

                                                        Inception: May 1, 1994

 Short-Term Bond Fund
 Independence Investment LLC                                           Jay Leu

 The 2nd quarter was certainly very transitional in nature. Early in the quarter, the Fed's easing was the market's primary driver. However, a surprise sudden weakening in economic indicators coupled with severe negative earnings announcements led to widespread questioning of the "V" shaped recovery and an aggressive response from the Federal Reserve in the form of an additional 125 basis point reduction in the funds rate.
 The Investment Grade Corporate sector posted excellent performance again during the quarter, making year to date performance for Corporate bonds one of the best periods in recent memory. Investors have responded positively to the generous yield levels available in the sector, allowing yield spreads to tighten in the face of record issuance. The Lehman 1-3 year Credit index outperformed comparable maturity Treasuries by 44 basis points over the quarter. Initially, industrial and finance issues both outperformed, but the former posted a stronger finish as investors clamored for higher yielding, more cyclical issues later in the quarter.
 The fund posted a total return of 1.38% during the quarter, marginally underperforming its benchmark, which returned 1.45% for the period. The slight lag was a function of the portfolio's exposure to other high quality spread sectors, which posted lower outperformance versus Treasuries for the period. Additionally, the portfolio's lower rated holdings are in the more defensive sectors such as energy, consumer non-cyclical and healthcare, which underperformed the more cyclical issues during the quarter. Securities that posted the best performance include: Gulf Canada, Lehman Brothers, First Union, Household International, Citicorp, Tenet Healthcare, Philip Morris and HCA Inc.
 Spread sectors will likely moderately outperform for the balance of the year. It seems likely that the manic buying and tightening activity (particularly in Corporates) has largely abated. Most of the prospective outperformance will come from "coupon clipping". Defensive sectors will likely lead performance, particularly if growth does not rebound as quickly as the market expects.

                                    [GRAPH]

                             Historical Fund Return

$10,000
Investment made 5/1/94
(Fund Inception Date)

                              Short-Term                 Short-Term
            Date              Bond Fund              Bond Benckmark (1)
            ----              ----------            --------------------
          5/1/1994              10,000                     10,000
         5/31/1994               9,995                     10,013
         6/30/1994              10,010                     10,032
         7/31/1994              10,109                     10,137
         8/31/1994              10,125                     10,171
         9/30/1994              10,076                     10,117
        10/31/1994              10,074                     10,129
        11/30/1994              10,030                     10,074
        12/31/1994              10,030                     10,102
         1/31/1995              10,168                     10,258
         2/28/1995              10,327                     10,431
         3/31/1995              10,366                     10,489
         4/30/1995              10,467                     10,597
         5/31/1995              10,691                     10,844
         6/30/1995              10,772                     10,908
         7/31/1995              10,776                     10,935
         8/31/1995              10,844                     11,011
         9/30/1995              10,889                     11,072
        10/31/1995              10,992                     11,181
        11/30/1995              11,094                     11,300
        12/31/1995              11,185                     11,400
         1/31/1996              11,277                     11,502
         2/29/1996              11,185                     11,420
         3/31/1996              11,145                     11,385
         4/30/1996              11,118                     11,374
         5/31/1996              11,126                     11,381
         6/30/1996              11,210                     11,476
         7/31/1996              11,242                     11,516
         8/31/1996              11,261                     11,544
         9/30/1996              11,394                     11,669
        10/31/1996              11,526                     11,827
        11/30/1996              11,612                     11,940
        12/31/1996              11,594                     11,910
         1/31/1997              11,646                     11,964
         2/28/1997              11,659                     11,983
         3/31/1997              11,633                     11,954
         4/30/1997              11,731                     12,068
         5/31/1997              11,810                     12,154
         6/30/1997              11,891                     12,248
         7/31/1997              12,055                     12,426
         8/31/1997              12,036                     12,408
         9/30/1997              12,143                     12,522
        10/31/1997              12,241                     12,636
        11/30/1997              12,242                     12,663
        12/31/1997              12,330                     12,758
         1/31/1998              12,463                     12,906
         2/28/1998              12,462                     12,903
         3/31/1998              12,509                     12,952
         4/30/1998              12,565                     13,013
         5/31/1998              12,624                     13,089
         6/30/1998              12,678                     13,155
         7/31/1998              12,734                     13,216
         8/31/1998              12,868                     13,339
         9/30/1998              13,004                     13,523
        10/31/1998              12,993                     13,554
        11/30/1998              13,023                     13,591
        12/31/1998              13,053                     13,645
         1/31/1999              13,078                     13,721
         2/28/1999              13,037                     13,673
         3/31/1999              13,110                     13,781
         4/30/1999              13,151                     13,841
         5/31/1999              13,122                     13,824
         6/30/1999              13,159                     13,867
         7/31/1999              13,187                     13,896
         8/31/1999              13,230                     13,927
         9/30/1999              13,326                     14,028
        10/31/1999              13,367                     14,079
        11/30/1999              13,411                     14,120
        12/31/1999              13,435                     14,139
         1/31/2000              13,440                     14,146
         2/29/2000              13,524                     14,248
         3/31/2000              13,595                     14,318
         4/30/2000              13,634                     14,329
         5/31/2000              13,683                     14,380
         6/30/2000              13,839                     14,536
         7/31/2000              13,924                     14,629
         8/31/2000              14,027                     14,741
         9/30/2000              14,153                     14,856
        10/31/2000              14,186                     14,936
        11/30/2000              14,333                     15,081
        12/31/2000              14,505                     15,266
         1/31/2001              14,704                     15,501
         2/28/2001              14,826                     15,625
         3/31/2001              14,934                     15,753
         4/30/2001              14,980                     15,809
         5/31/2001              15,065                     15,918
         6/30/2001              15,124                     15,983

Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
                                                 % of          six months ago
                                              investments     % of investments
Federal National Mortgage Assoc.                20.6%                2.8%
U.S. Treasury                                   13.6%                1.9%
Quebec Province Canada                           3.6%                N/A
Premier Auto Trust                               3.1%                N/A
General Electric Capital Corp.                   3.1%                N/A
Province of Ontario                              2.9%                N/A
Ford Motor Credit Co.                            2.4%                1.4%
Ford Credit Auto Owner Trust                     2.4%                N/A
Residential Funding and Mortgage Sec.            2.2%                N/A
Household Finance Corp.                          1.9%                0.9%

Average Annual Total Returns*
------------------------------------------------------------------------------
                           Short-Term           Short-Term         MorningStar
                            Bond Fund        Bond Benchmark(1)     Peer Group+
                         ---------------   ---------------------   -----------
YTD**                          4.23%               4.69%               3.50%
1 Year                         9.26                9.95                8.40
3 Years                        6.05                6.70                5.45
5 Years                        6.17                6.85                6.51
Since Inception (5/1/94)       5.94                6.76                 N/A

Fund Composition (as of June 30, 2001)
------------------------------------------------------------------------------
Credit Quality                            Duration
Short Term              4.64%             (less than) 1 Year        33.27%
AAA                    48.91%             1-3 Years                 52.35%
AA                      5.79%             3-5 Years                 13.97%
A                      26.19%             5-10 Years                  .41%
BBB                    13.71%
BB                       .76%

   (1) Short-Term Bond Index represents the Merrill Lynch 1-5 year Government Bond from May 1994 to April 1998, 65% Lehman Brothers 1-3 year Credit Bond. 35% Lehman Brothers 1-3 year Government Index, May 1998 to present.
     * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
    **  Year-to-date total returns not annualized.
     + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Short-Term Bond Investment category. Prior to May 1998 (concurrent with the Fund's strategy change), the peer group represents the Short Term Government Bond category.

                                                        Inception: May 1, 1998

 Bond Index Fund
 Mellon Bond Associates, LLP                                    Gregory Curran


 The fund continues to meet its investment objective of matching the performance of the benchmark index. The benchmark includes U.S. dollar-based, fixed-coupon debt from the U.S. Government, its agencies, including mortgage backed securities, and investment-grade credit securities. Performance net of fees for the portfolio was 0.45% for the second quarter, 10.98% for the year ending June and 6.06% (annualized) since inception in May 1998. Corresponding returns for the benchmark(/1/) were 0.56%, 11.29% and 6.40%. The fund uses a representative sample of issues selected through proprietary quantitative techniques. Selected issues have the best risk-adjusted expected return and, as a group, match the characteristics of the 6,400 issues in the Index including price sensitivity, sector, industry, coupon, and credit quality exposures. An indexed portfolio typically eliminates many risks associated with active management and has lower fees and expenses.
 The benchmark conversion from the Lehman Government Credit Index to the Lehman Aggregate Index occurred during the first quarter and was fine tuned in the second quarter. The Aggregate Index outperformed the Government Credit Index by 26 basis points (0.26%) this quarter while taking on less interest rate and credit risk. The effective duration of the Aggregate Index was 4.75 at quarter end while the Government Credit Index was 5.47. The inclusion of mortgage backed securities in the Aggregate Index results in a lower effective duration because mortgage holders have the option to prepay their mortgages, either because they refinance, move or simply pay off the loan. This prepayment is passed on to investors in the form of returned principal, causing the average maturity to be shorter than the typical 15 year or 30 year final maturity.

                             Historical Fund Return
                                    [GRAPH]
$10,000
Investment made 5/1/98
(Fund Inception Date)

           Date           Bond Index Fund     Bond Index Benchmark(1)
           ----           ---------------     -----------------------
         5/01/1998             10,000                 10,000
         5/31/1998             10,102                 10,107
         6/30/1998             10,211                 10,210
         7/31/1998             10,220                 10,218
         8/31/1998             10,461                 10,418
         9/30/1998             10,757                 10,715
        10/31/1998             10,689                 10,639
        11/30/1998             10,703                 10,703
        12/31/1998             10,720                 10,729
         1/31/1999             10,795                 10,805
         2/28/1999             10,521                 10,548
         3/31/1999             10,584                 10,601
         4/30/1999             10,609                 10,627
         5/31/1999             10,485                 10,518
         6/30/1999             10,450                 10,485
         7/31/1999             10,420                 10,456
         8/31/1999             10,414                 10,447
         9/30/1999             10,497                 10,541
        10/31/1999             10,514                 10,569
        11/30/1999             10,513                 10,562
        12/31/1999             10,445                 10,498
         1/31/2000             10,425                 10,495
         2/29/2000             10,551                 10,626
         3/31/2000             10,713                 10,779
         4/30/2000             10,666                 10,726
         5/31/2000             10,640                 10,717
         6/30/2000             10,855                 10,935
         7/31/2000             10,957                 11,051
         8/31/2000             11,123                 11,207
         9/30/2000             11,165                 11,250
        10/31/2000             11,245                 11,320
        11/30/2000             11,445                 11,514
        12/31/2000             11,678                 11,741
         1/31/2001             11,840                 11,938
         2/28/2001             11,942                 12,042
         3/31/2001             11,993                 12,102
         4/30/2001             11,938                 12,051
         5/31/2001             12,008                 12,124
         6/30/2001             12,047                 12,170
Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
                                              % of          six months ago
                                           investments     % of investments
U.S. Treasury                                24.0%              27.7%
Federal National Mortgage Assoc.             18.2%               2.9%
Federal Home Loan Mortgage Corp.             17.0%               3.7%
Government National Mortgage Assoc.           8.1%               N/A
Federal Home Loan Bank                        2.5%               0.4%
Morgan Stanley Capital, Inc.                  1.5%               N/A
General Motors Acceptance Corp.               1.0%               0.5%
Associates Corp. of North America             0.9%               N/A
Federal Home Loan Bank Discount Note          0.8%               N/A
Province of Ontario                           0.6%               0.3%
Average Annual Total Returns*
------------------------------------------------------------------------------
                                   Bond Index    Bond Index    MorningStar
                                      Fund      Benchmark(1)   Peer Group+
                                   -----------  ------------   -----------
YTD**                                 3.16%        3.65%          3.17%
1 Year                               10.98        11.29           8.66
3 Years                               5.67         6.03           4.75
Since Inception (5/1/98)              6.06         6.40           N/A
Fund Composition (as of June 30, 2001)
------------------------------------------------------------------------------
Credit Quality                            Duration
Short Term                 0.50%       less than 1 Year         4.50%
AAA                       75.00%               1-3 Years       12.40%
AA                         6.40%               3-5 Years       17.80%
A                         10.10%              5-10 Years       49.80%
BBB                        8.00%   greater than 10 Years       15.50%

   (1) The benchmark is the Lehman Government Credit Index from May 1998 through January 2001, linked to the Lehman Aggregate Index from February 2001 going forward.
    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   ** Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data are as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a General Bond Intermediate High Quality investment category.

                                                     Inception: March 29, 1986

 Active Bond Fund
 John Hancock Advisers, Inc.                                          James Ho

 During the quarter, the portfolio gained 0.93%, outperforming the Lehman Aggregate Index at 0.56% by 37 basis points.
 The portfolio's overweight position in investment grade corporate bonds and underweight position in Treasuries relative to the index added to performance results during the quarter.
 As high yield bonds were the worst performing sector during the period, the portfolio's overweight position relative to the index detracted from performance results. Year-to-date, however, the portfolio's overweighting in high yield bonds has added to performance results.
 In the near-term, we will continue to maintain above average liquidity in the portfolio, with an overweight position in better quality, more defensive names. Very recently, we've included some of the economically sensitive sectors, such as autos and financials, though the move has not been a dramatic one. We will maintain our slightly shorter duration position, as we expect the yield curve to flatten as the economy improves. We'll continue to look for attractive values among lower-rated investment grade issues. Our slight underweighting in mortgage securities is likely to remain constant, and we are beginning to emphasize more defensive securities with higher coupons of between 7% and 7.5%. We have increased our emerging market position slightly and continue to look closely at this sector as it may present opportunities in the near-term, especially if the U.S. economy rebounds.

                                     [GRAPH]
                             Historical Fund Return
$10,000
Investment made 7/1/91
(10-Year Period)
          Date              Active Bond Fund        Active Bond Benchmark(1)
          ----              ----------------        ------------------------
        7/1/1991                 10,000                      10,000
       7/31/1991                 10,107                      10,126
       8/31/1991                 10,337                      10,359
       9/30/1991                 10,547                      10,575
      10/31/1991                 10,650                      10,670
      11/30/1991                 10,739                      10,776
      12/31/1991                 11,074                      11,139
       1/31/1992                 10,967                      10,975
       2/29/1992                 10,996                      11,033
       3/31/1992                 10,968                      10,972
       4/30/1992                 11,039                      11,038
       5/31/1992                 11,223                      11,252
       6/30/1992                 11,369                      11,417
       7/31/1992                 11,643                      11,710
       8/31/1992                 11,770                      11,814
       9/30/1992                 11,928                      11,975
      10/31/1992                 11,783                      11,791
      11/30/1992                 11,746                      11,781
      12/31/1992                 11,923                      11,983
       1/31/1993                 12,136                      12,245
       2/28/1993                 12,388                      12,499
       3/31/1993                 12,456                      12,542
       4/30/1993                 12,534                      12,638
       5/31/1993                 12,527                      12,632
       6/30/1993                 12,784                      12,919
       7/31/1993                 12,892                      13,001
       8/31/1993                 13,165                      13,300
       9/30/1993                 13,230                      13,347
      10/31/1993                 13,244                      13,402
      11/30/1993                 13,144                      13,250
      12/31/1993                 13,206                      13,309
       1/31/1994                 13,398                      13,508
       2/28/1994                 13,153                      13,214
       3/31/1994                 12,873                      12,890
       4/30/1994                 12,759                      12,783
       5/31/1994                 12,737                      12,760
       6/30/1994                 12,724                      12,731
       7/31/1994                 12,930                      12,985
       8/31/1994                 12,961                      12,990
       9/30/1994                 12,810                      12,794
      10/31/1994                 12,789                      12,780
      11/30/1994                 12,765                      12,757
      12/31/1994                 12,867                      12,841
       1/31/1995                 13,112                      13,088
       2/28/1995                 13,425                      13,392
       3/31/1995                 13,530                      13,481
       4/30/1995                 13,726                      13,669
       5/31/1995                 14,317                      14,241
       6/30/1995                 14,439                      14,355
       7/31/1995                 14,377                      14,299
       8/31/1995                 14,543                      14,482
       9/30/1995                 14,689                      14,630
      10/31/1995                 14,928                      14,845
      11/30/1995                 15,152                      15,090
      12/31/1995                 15,382                      15,312
       1/31/1996                 15,473                      15,407
       2/29/1996                 15,175                      15,080
       3/31/1996                 15,083                      14,954
       4/30/1996                 15,006                      14,850
       5/31/1996                 15,003                      14,825
       6/30/1996                 15,155                      15,024
       7/31/1996                 15,203                      15,058
       8/31/1996                 15,214                      15,022
       9/30/1996                 15,490                      15,290
      10/31/1996                 15,819                      15,646
      11/30/1996                 16,067                      15,934
      12/31/1996                 16,013                      15,757
       1/31/1997                 16,073                      15,776
       2/28/1997                 16,149                      15,809
       3/31/1997                 15,978                      15,621
       4/30/1997                 16,196                      15,849
       5/31/1997                 16,378                      15,996
       6/30/1997                 16,593                      16,188
       7/31/1997                 17,090                      16,684
       8/31/1997                 16,923                      16,497
       9/30/1997                 17,197                      16,756
      10/31/1997                 17,345                      17,024
      11/30/1997                 17,441                      17,114
      12/31/1997                 17,632                      17,294
       1/31/1998                 17,874                      17,538
       2/28/1998                 17,859                      17,503
       3/31/1998                 17,960                      17,557
       4/30/1998                 18,047                      17,645
       5/31/1998                 18,208                      17,833
       6/30/1998                 18,382                      18,015
       7/31/1998                 18,417                      18,030
       8/31/1998                 18,598                      18,381
       9/30/1998                 19,024                      18,907
      10/31/1998                 18,846                      18,773
      11/30/1998                 19,027                      18,885
      12/31/1998                 19,084                      18,931
       1/31/1999                 19,259                      19,065
       2/28/1999                 18,864                      18,611
       3/31/1999                 18,999                      18,704
       4/30/1999                 19,058                      18,751
       5/31/1999                 18,852                      18,558
       6/30/1999                 18,805                      18,501
       7/31/1999                 18,767                      18,449
       8/31/1999                 18,730                      18,434
       9/30/1999                 18,897                      18,600
      10/31/1999                 18,935                      18,669
      11/30/1999                 19,002                      18,667
      12/31/1999                 18,904                      18,577
       1/31/2000                 18,825                      18,516
       2/29/2000                 19,037                      18,740
       3/31/2000                 19,229                      18,987
       4/30/2000                 19,155                      18,932
       5/31/2000                 19,138                      18,923
       6/30/2000                 19,540                      19,316
       7/31/2000                 19,696                      19,492
       8/31/2000                 19,995                      19,775
       9/30/2000                 20,107                      19,899
      10/31/2000                 20,214                      20,031
      11/30/2000                 20,483                      20,359
      12/31/2000                 20,880                      20,738
       1/31/2001                 21,222                      21,076
       2/28/2001                 21,398                      21,259
       3/31/2001                 21,497                      21,366
       4/30/2001                 21,421                      21,276
       5/31/2001                 21,569                      21,404
       6/30/2001                 21,636                      21,485

Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
--
                                              % of             six months ago
                                           investments        % of investments
Government National Mortgage Assoc.           17.6%                21.5%
Federal National Mortgage Assoc.              13.7%                10.2%
U.S. Treasury                                  7.8%                17.9%
Amresco Residential Securities                 1.0%                 1.0%
GMAC Commercial Mortgage Securities, Inc.      1.0%                 1.3%
UCFC Home Equity Loan                          0.9%                 1.5%
Household Financial Corp.                      0.9%                 N/A
Cleveland Electric Illuminating Co.            0.8%                 0.8%
New York Life Insurance Co.                    0.7%                 0.7%
CSC Holdings, Inc.                             0.7%                 0.3%

Average Annual Total Returns*
----------------------------------------------------------------------------
                             Active Bond       Active Bond       MoringStar
                                Fund           Benchmark(1)     Peer Group+
                             ------------      ------------     -----------
YTD**                            3.63%             3.60%            3.17%
1 Year                          10.73             11.23             8.66
3 Years                          5.58              6.05             4.75
5 Years                          7.38              7.42             6.55
10 Years                         8.02              7.75             7.65
Fund Composition (as of June 30, 2001)
----------------------------------------------------------------------------
Credit Quality                         Duration
Short Term              5.90%          less than 1 Year          7.10%
AAA                    43.70%                    1-3 Years       5.50%
AA                      4.10%                    3-5 Years      26.20%
A                      11.40%                    5-10 Years     44.40%
BBB                    23.20%       greater than 10 Years       16.80%
BB                      7.60%
B                       3.20%
NR/NA                    .90%

   (1) The Active Bond Benchmark represents the Lehman Brothers Government/Corporate Bond Index from April 1986 to September 1999 and Lehman Brothers Aggregate Bond Index from October 1999 to present.
     * Total returns are for the period ended June 30, 2001, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
    **  Year-to-date total returns not annualized.
     + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having an Intermediate Term Bond investment category.

                                                      Inception: June 30, 2000

 Active Bond II Fund (Formerly Core Bond Fund)
 John Hancock Advisers, Inc.                                          James Ho


 Effective January 1, 2001 John Hancock Advisors. Inc. assumed management of the Fund.
 During the quarter the portfolio gained 0.46%, underperforming the Lehman Aggregate Index at 0.56% by 10 basis points.
 The portfolio's overweight position in investment grade corporate bonds and underweight position in Treasuries relative to the index added to performance results during the quarter.
 As high yield bonds were the worst performing sector during the period, the portfolio's overweight position relative to the index detracted from performance results. Year-to-date, however the portfolio's overweighting in high yield bonds has added to performance results.
 In the near-term, we will continue to maintain above average liquidity in the portfolio, with an overweight position in better quality, more defensive names. Very recently, we've included some of the economically sensitive sectors, such as autos and financials, though the move has not been a dramatic one. We will maintain our slightly shorter duration position, as we expect the yield curve to flatten as the economy improves. We'll continue to look for attractive values among lower-rated investment grade issues. Our slight underweighting in mortgage securities is likely to remain constant, and we are beginning to emphasize more defensive securities with higher coupons of between 7% and 7.5%. We have increased our emerging market position slightly and continue to look closely at this sector as it may present opportunities in the near-term, especially if the U.S. economy rebounds.

                                     [GRAPH]
                             Historical Fund Return
$10,000
Investment made 6/30/00
(Fund Inception Date)
                                                           Lehman Brothers
                              Active Bond II                  Aggregate
            Date                   Fund                       Bond Index
            ----               -----------                 ---------------
        6/30/2000                 10,000                        10,000
                                  10,076                        10,091
                                  10,214                        10,237
                                  10,278                        10,302
                                  10,339                        10,370
                                  10,511                        10,540
       12/31/2000                 10,700                        10,736
                                  10,891                        10,911
                                  10,960                        11,006
                                  11,008                        11,061
                                  10,952                        11,014
                                  11,020                        11,080
        6/30/2001                 11,046                        11,123

Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
                                                  % of          six months ago
                                               investments     % of investments
Federal National Mortgage Assoc.                  24.8%             33.2%
U.S. Treasury                                     11.9%             13.6%
Government National Mortgage Assoc.                9.3%              6.7%
Federal Home Loan Mortgage Corp.                   4.3%              3.3%
Target Corp.                                       1.7%              1.7%
General Motors Acceptance Corp.                    1.7%              1.7%
United Airlines                                    1.7%              1.7%
TOSCO Corp.                                        1.7%              1.7%
General Electric Capital Corp.                     1.7%              1.7%
International Speedway Corp.                       1.7%              1.7%
Average Annual Total Returns*
------------------------------------------------------------------------------
                                   Active Bond II  Lehman Brothers  MorningStar
                                        Fund       Aggregate Bond   Peer Group+
                                   --------------  ---------------  ----------
YTD**                                   3.24%           3.60%          3.17%
1 Year                                 10.46           11.23           8.66
Since Inception (6/30/00)              10.46           11.23            N/A
Fund Composition (as of June 30, 2001)
------------------------------------------------------------------------------
Credit Quality                                     Duration

Short Term                           7.20%       less than 1 Year       7.20%
AAA                                 52.90%               1-3 Years     12.20%
AA                                   2.80%               3-5 Years     25.40%
A                                   12.00%              5-10 Years     42.30%
BBB                                 19.10%   greater than 10 Years     12.90%
BB                                   3.30%
B                                    2.40%
NR/NA                                 .30%

    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   **  Year-to-date total returns not annualized.
     Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Intermediate Term Bond investment category.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having an Intermediate-Term Bond investment category.

                                                        Inception: May 1, 1998

 High Yield Bond Fund
 Wellington Management Company, LLP                      Crawford/Smith/McEvoy

 During the quarter, the Fund decreased -2.9% compared to a -2.3% return of the Lehman High Yield Index. For the first half of the year, the return on the Fund has been 5.33%, compared to the 3.93% return of the Lehman HY Index.
 The high yield market had an unusual quarter. The Lehman HY Index had a return of -2.3%, trailing the 0.6% return of the Lehman Aggregate (a proxy for investment grade bonds). Yet, while underperforming, the spread of the high yield market still tightened from 763 basis points to 730 basis points over the 10 year US Treasury during the quarter. This phenomenon resulted, in large part, because of the high amount of defaults during the quarter. A high yield issue is removed from the Lehman HY index when it defaults, often reducing the yield of the index since the issue was most likely distressed in the previous months. A period of high defaults can cause the removal of many high-yielding issues, reducing the yield of the market, but not delivering a commensurate return. During the quarter, holdings in 4 issuers defaulted. We continue to hold the securities of these companies based on current depressed valuations, but with a preference of minimizing non-paying securities.
 The second quarter of 2001 saw higher-quality high yield bonds get back to outperforming lower quality high yield bonds by a large margin. Within high yield, lower quality ("B-rated") issues underperformed higher quality bonds ("BB-rated") for the quarter.
 As we look ahead, our strategy remains the same. We will continue to adhere to our long-running preference for issuers that have recurring revenue from repeat customers. To that end, telecommunications and cable continue to be two of the largest industry weightings in the Fund.


                                    [GRAPH]

                            Historical Fund Return

$10,000
Investment made 5/1/98
(Fund Inception Date)

                                                          Lehman Brothers
                                                             High Yield
             Date                  High-Yield Bond Fund      Bond Index
             ----                  --------------------   ---------------
            5/1/1998                     10,000                10,000
           5/31/1998                      9,987                10,035
           6/30/1998                     10,028                10,071
           7/31/1998                     10,075                10,129
           8/31/1998                      9,309                 9,569
           9/30/1998                      9,280                 9,612
          10/31/1998                      9,120                 9,415
          11/30/1998                      9,802                 9,806
          12/31/1998                      9,702                 9,817
           1/31/1999                      9,875                 9,962
           2/28/1999                      9,884                 9,903
           3/31/1999                     10,061                 9,998
           4/30/1999                     10,214                10,192
           5/31/1999                      9,992                10,054
           6/30/1999                      9,989                10,033
           7/31/1999                      9,993                10,073
           8/31/1999                      9,924                 9,961
           9/30/1999                      9,874                 9,889
          10/31/1999                      9,806                 9,824
          11/30/1999                     10,089                 9,940
          12/31/1999                     10,200                10,051
           1/31/2000                     10,132                10,008
           2/29/2000                     10,123                10,027
           3/31/2000                      9,876                 9,817
           4/30/2000                      9,945                 9,832
           5/31/2000                      9,777                 9,731
           6/30/2000                     10,006                 9,930
           7/31/2000                     10,121                10,005
           8/31/2000                     10,203                10,073
           9/30/2000                      9,974                 9,985
          10/31/2000                      9,578                 9,666
          11/30/2000                      9,016                 9,283
          12/31/2000                      9,097                 9,462
           1/31/2001                      9,829                10,171
           2/28/2001                     10,014                10,306
           3/31/2001                      9,866                10,063
           4/30/2001                      9,755                 9,938
           5/31/2001                      9,951                10,117
           6/30/2001                      9,582                 9,834

Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
                                                 % of          six months ago
                                              investments     % of investments

Allied Waste North America                        2.0%               N/A
Charter Communications Holdings, LLC              1.9%               0.8%
Nextel Communications, Inc.                       1.9%               1.4%
Time Warner Telecom, Inc.                         1.9%               N/A
Calpine Corp.                                     1.9%               N/A
EchoStar DBS Corp.                                1.9%               1.0%
Amkor Technologies, Inc.                          1.8%               N/A
Fairchild Semiconductor Corp.                     1.7%               0.9%
Alaris Medical Systems, Inc.                      1.6%               N/A
Global Crossing Holdings, Ltd.                    1.6%               0.3%

Average Annual Total Returns*
------------------------------------------------------------------------------
                                      High Yield   L/B High-
Yield   MorningStar
                                      Bond Fund       Bond Index    Peer Group+
                                     ------------ ---------------- -----------
-
YTD**                                   5.33%            3.93%         1.35%
1 Year                                 -4.25            -0.96         -4.14
3 Years                                -1.51            -0.79         -2.32
Since Inception (5/1/98)               -1.34            -0.53          N/A

Fund Composition (as of June 30, 2001)
------------------------------------------------------------------------------
Credit Quality                                     Duration
Short Term                           2.99%       less than 1 Year       2.99%
BBB                                  1.01%               1-3 Years      3.61%
BB                                  27.86%               3-5 Years      9.55%
B                                   58.70%              5-10 Years     81.76%
Below B                              8.80%   greater than 10 Years      1.81%
NR/NA                                 .64%            Equity/Other      0.28%


    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   **  Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a High Yield investment category.

                                                        Inception: May 1, 1996

 Global Bond Fund
 Capital Guardian Trust Company                                Management Team

 For the quarter ended June 30, 2001, the Global Bond Fund returned (1.59%), which was slightly below the Salomon Brothers World Government Bond Index return of (1.57%).
 Overall, significant spread tightening in credit markets in April and much of May helped relative performance, though government bonds were a drag on absolute returns. We remained overweight in European bonds, which hurt returns, though we hedged some of our euro exposure as the common currency continued to weaken. In Japan, our underweight detracted from performance as yields fell further.
 We began adding mortgage-backed securities in the United States when the diminishing risk of mortgage prepayments made this area attractive as rates fell. High-grade as well as high-yield spreads narrowed after investors anticipated improving corporate profitability in the next six to nine months. A spate of negative earnings preannouncements from technology companies in May and June, however, caused corporates to give back some of their earlier gains. With the Federal Reserve well into its easing cycle and rebates hitting U.S. taxpayers' mailboxes this summer, we believe government yields have entered a bottoming phase and we will begin to see economic activity improve. We do not anticipate maintaining our underweight position on the euro for long as higher real yields in Europe should eventually favor euro-denominated assets over dollar-denominated assets. In Japan, we still see very little upside, with 10-year yields hovering around 1.20% and overnight rates essentially at zero.
 As the U.S. and European economies begin to establish a bottom and investors anticipate longer-term recoveries, we believe mortgage-backed securities in the United States will outperform, as will U.S. and European corporates. Even with the most recent pull-back in the corporate sector, we believe this area still offers the most value and upside potential for investors.

                                    [GRAPH]

                             Historical Fund Return

$10,000
Investment made 5/1/96
(Fund Inception Date)
                          Global Bond             Global Bond
       Date                  Fund                Benchmark (1)
       ----               -----------            -------------
      5/01/1996             10,000                   10,000
      5/31/1996              9,983                   10,002
      6/30/1996             10,068                   10,123
      7/31/1996             10,103                   10,163
      8/31/1996             10,112                   10,184
      9/30/1996             10,297                   10,371
     10/31/1996             10,490                   10,587
     11/30/1996             10,674                   10,775
     12/31/1996             10,671                   10,704
     01/31/1997             10,723                   10,763
     02/28/1997             10,755                   10,801
     03/31/1997             10,634                   10,697
     04/30/1997             10,761                   10,847
     05/31/1997             10,871                   10,938
     06/30/1997             11,021                   11,082
     07/31/1997             11,262                   11,351
     08/31/1997             11,194                   11,281
     09/30/1997             11,396                   11,456
     10/31/1997             11,459                   11,599
     11/30/1997             11,518                   11,661
     12/31/1997             11,638                   11,787
     01/31/1998             11,775                   11,939
     02/28/1998             11,795                   11,958
     03/31/1998             11,844                   12,015
     04/30/1998             11,899                   12,078
     05/31/1998             12,012                   12,206
     06/30/1998             12,101                   12,296
     07/31/1998             12,133                   12,344
     08/31/1998             12,316                   12,556
     09/30/1998             12,624                   12,852
     10/31/1998             12,539                   12,796
     11/30/1998             12,640                   12,886
     12/31/1998             12,703                   12,910
     01/31/1999             12,812                   13,019
     02/28/1999             12,564                   12,826
     03/31/1999             12,668                   12,917
     04/30/1999             12,705                   12,990
     05/31/1999             12,578                   12,912
     06/30/1999             12,447                   12,766
     07/31/1999             12,562                   12,739
     08/31/1999             12,512                   12,753
     09/30/1999             12,436                   12,818
     10/31/1999             12,430                   12,844
     11/30/1999             12,455                   12,887
     12/31/1999             12,429                   12,889
     01/31/2000             12,395                   12,899
     02/29/2000             12,497                   13,029
     03/31/2000             12,674                   13,245
     04/30/2000             12,671                   13,279
     05/31/2000             12,739                   13,357
     06/30/2000             12,828                   13,473
     07/31/2000             12,903                   13,575
     08/31/2000             12,937                   13,638
     09/30/2000             13,005                   13,717
     10/31/2000             13,113                   13,832
     11/30/2000             13,320                   14,107
     12/31/2000             13,920                   14,613
     01/31/2001             13,913                   14,594
     02/28/2001             13,915                   14,588
     03/31/2001             13,483                   14,168
     04/30/2001             13,457                   14,117
     05/31/2001             13,357                   14,074
     06/30/2001             13,269                   13,945

Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
                                                 % of          six months ago
                                              investments     % of investments

U.S. Treasury                                    10.8%             16.7%
Federal Republic of Germany                       9.7%              1.5%
Federal National Mortgage Assoc.                  9.3%              8.8%
Government of Japan                               6.6%              8.1%
Government of France                              4.8%             18.8%
Republic of Finland                               4.8%              N/A
Bundesrepublic Deutschland                        3.9%              2.1%
European Investment Bank                          3.8%              2.3%
Kingdom of Spain                                  3.6%              N/A
Kingdom of Netherlands                            2.8%              N/A

Average Annual Total Returns*
------------------------------------------------------------------------------
                                      Global Bond   Global Bond    MorningStar
                                          Fund      Benchmark(1)   Peer Group+
                                     ------------- -------------- ------------
YTD**                                    -4.68%       -4.57%          0.06%
1 Year                                    3.44         3.50           5.24
3 Years                                   3.12         4.28           2.94
5 Years                                   5.68         6.62           5.20
Since Inception (5/1/96)                  5.63         6.65            N/A

Fund Composition (as of June 30, 2001)
------------------------------------------------------------------------------
Credit Quality                                     Duration
Short Term                           4.09%       less than 1 Year       6.24%
AAA                                 17.69%               1-3 Years     11.99%
A                                     .87%               3-5 Years     27.01%
BBB                                  4.03%              5-10 Years     53.75%
B                                    1.52%   greater than 10 Years
Foreign Currency                    71.80%

   (1) Global Bond Benchmark: 75% Lehman Brothers Aggregate Bond and 25% J.P. Morgan Non-US Government Bond Index, Hedged, from May 1996 to April 1999, the J.P. Morgan Global Bond Index (Hedged), May 1999 to October 2000, and the Salomon Brothers World Government Bond Index, Unhedged, November 2000 to present.
    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   **  Year-to-date total returns not annualized.
    + Source: MorningStar, Inc. Data as of 6/30/01. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a 75% International Bond and 25% General Bond Intermediate category. Prior to November 2000, General Bond Intermediate High Quality investment style and an International Bond investment style. The peer group represents a 35% weighting of the General Bond Intermediate High Quality category and a 65% weighting of the International Bond category. Prior to May 1999 (concurrent with the Fund's strategy change), the peer group represents a 75% weighting of the General Bond Intermediate High Quality category and a 25% weighting of the International Bond category.

                                                     Inception: March 29, 1986

 Money Market Fund
 Wellington Management Company, LLP                              John C. Keogh


 Effective May 1, 2001, Wellington Management Company, LLP assumed management of the Fund.
 Since we began managing the John Hancock Money Market Fund on May 1, 2001, the Fund (0.7%) has performed in line with the Fund's benchmark, iMoneyNet First Tier Institutional Average, which has also gained 0.7%.
 Credit concerns continued to affect investment dollars as liquidity flowed away from those companies with earnings disappointments, litigation, and management miscues. Corporate management has strategically shifted its borrowing from short term commercial paper and bank loans toward longer maturity debt, opting for committed capital despite the higher costs associated with long term borrowing. This is evidenced by the decline of $146 billion in commercial paper outstanding since the beginning of the year and the simultaneous surge in bond issuance. Most Money Market Mutual Funds continue to avoid the problem issuers, especially since the California utilities' commercial paper defaulted early in the year.
 The money market yield curve has shifted from inverted, where longer maturity yields are lower than short maturity yields, toward a positive slope. This shift reflects market consensus that we are now at or near the bottom of the Fed's easing cycle.
 Money Market Mutual Funds continue to attract investment flows as market interest rates declined further. Funds' yields typically lag market rates lower, offering investors opportunities to invest at attractive levels until the yields decline to market levels.
 The bond market is now anticipating that short term interest rates are near their cyclical bottom and bond yields have begun to rise. However, we do not foresee a turn in the Fed's policy direction for the next several months as they wait to see if these stimulative forces take hold. For this reason, we are not inclined toward a defensive interest rate posture at this time. We will continue to invest aggressively with the expectation that short term rates might still go lower and that there is little risk to the Fed changing course in the near term.

                                    [GRAPH]
                             Historical Fund Return
$10,000
Investment made 7/1/91
(10-Year Period)
          DATE           Money Market Fund
          ----           -----------------
        7/1/1991               10,000
       7/31/1991               10,052
       8/31/1991               10,099
       9/30/1991               10,145
      10/31/1991               10,189
      12/31/1991               10,189
       1/31/1992               10,225
       2/29/1992               10,255
       3/31/1992               10,290
       4/30/1992               10,323
       5/31/1992               10,354
       6/30/1992               10,389
       7/31/1992               10,422
       8/31/1992               10,453
       9/30/1992               10,483
      10/31/1992               10,502
      11/30/1992               10,530
      12/31/1992               10,560
       1/31/1993               10,587
       2/28/1993               10,612
       3/31/1993               10,641
       4/30/1993               10,667
       5/31/1993               10,691
       6/30/1993               10,720
       7/31/1993               10,746
       8/31/1993               10,775
       9/30/1993               10,801
      10/31/1993               10,826
      11/30/1993               10,854
      12/31/1993               10,883
       1/31/1994               10,911
       2/28/1994               10,936
       3/31/1994               10,965
       4/30/1994               10,993
       5/31/1994               11,027
       6/30/1994               11,063
       7/31/1994               11,100
       8/31/1994               11,144
       9/30/1994               11,186
      10/31/1994               11,225
      11/30/1994               11,270
      12/31/1994               11,318
       1/31/1995               11,372
       2/28/1995               11,422
       3/31/1995               11,478
       4/30/1995               11,529
       5/31/1995               11,589
       6/30/1995               11,643
       7/31/1995               11,699
       8/31/1995               11,754
       9/30/1995               11,806
      10/31/1995               11,862
      11/30/1995               11,917
      12/31/1995               11,973
       1/31/1996               12,029
       2/29/1996               12,079
       3/31/1996               12,127
       4/30/1996               12,181
       5/31/1996               12,234
       6/30/1996               12,282
       7/31/1996               12,339
       8/31/1996               12,392
       9/30/1996               12,447
      10/31/1996               12,502
      11/30/1996               12,554
      12/31/1996               12,612
       1/31/1997               12,667
       2/28/1997               12,718
       3/31/1997               12,774
       4/30/1997               12,829
       5/31/1997               12,887
       6/30/1997               12,944
       7/31/1997               13,003
       8/31/1997               13,062
       9/30/1997               13,120
      10/31/1997               13,180
      11/30/1997               13,239
      12/31/1997               13,300
       1/31/1998               13,362
       2/28/1998               13,417
       3/31/1998               13,478
       4/30/1998               13,537
       5/31/1998               13,599
       6/30/1998               13,659
       7/31/1998               13,721
       8/31/1998               13,783
       9/30/1998               13,844
      10/31/1998               13,905
      11/30/1998               13,964
      12/31/1998               14,024
       1/31/1999               14,083
       2/28/1999               14,134
       3/31/1999               14,190
       4/30/1999               14,244
       5/31/1999               14,301
       6/30/1999               14,356
       7/31/1999               14,415
       8/31/1999               14,475
       9/30/1999               14,535
      10/31/1999               14,599
      11/30/1999               14,663
      12/31/1999               14,733
       1/31/2000               14,804
       2/29/2000               14,870
       3/31/2000               14,941
       4/30/2000               15,012
       5/31/2000               15,090
       6/30/2000               15,168
       7/31/2000               15,250
       8/31/2000               15,333
       9/30/2000               15,414
      10/31/2000               15,495
      11/30/2000               15,577
      12/31/2000               15,662
       1/31/2001               15,744
       2/28/2001               15,813
       3/31/2001               15,884
       4/30/2001               15,945
       5/31/2001               16,004
       6/30/2001               16,058
Top Ten Holdings (as of June 30, 2001)
------------------------------------------------------------------------------
                                                  % of          six months ago
                                               investments     % of investments
Federal Home Loan Bank Note                       7.1%               N/A
SBC WARBURG REPO                                  5.0%               N/A
General Electric Capital Corp.                    3.8%               3.1%
Branch Banking & Trust Co.                        3.3%               N/A
Falcon Asset Securitization                       3.2%               N/A
Federal National Mortgage Assoc.                  3.2%               N/A
LaSalle Bank NA                                   3.1%               N/A
Merck & Co., Inc.                                 3.1%               N/A
Gannett, Inc.                                     3.1%               N/A
President & Fellows Harvard Co.                   3.0%               N/A
Average Annual Total Returns*
------------------------------------------------------------------------------
                                              Money Market
                                                 Fund(1)
                                             --------------
               YTD**                              2.51%
               1 Year                             5.83
               3 Years                            5.54
               5 Years                            5.51
              10 Years                            4.93
Top Ten Sectors (as of June 30, 2001)
------------------------------------------------------------------------------
                            % of                                        % of
                         investments                                investments
Financial                   63.0%          Capital Equipment            3.3%
Government                  10.3%          Health Care                  3.1%
Consumer Staple              6.2%          Retail                       3.0%
Rights/Warrants              5.0%          Technology                   0.7%
Consumer Cyclical            4.9%          Utility                      0.7%

    The Money Market Fund is neither insured nor guaranteed by the U.S. Government and there is no guarantee the fund will be able to maintain a stable net asset value of $10.00/share.
   (1) Returns reflect extra-ordinary capital contribution of $284,471 in October 2000.
    * Total returns are for the period ended June 30, 2001. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. "Results may have been achieved during market conditions or pursuing performance opportunities that may not continue to occur in the future." The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
   **  Year-to-date total returns not annualized.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
(000's Omitted)

                         Large Cap   Fundamental Aggressive   Active    Active     Emerging    International International
                           Growth      Growth     Balanced     Bond     Bond II Markets Equity Equity Index     Equity
                         ----------  ----------- ---------- ----------  ------- -------------- ------------- -------------
ASSETS
Long term investments
at cost................  $  879,877    $43,668    $19,821   $  751,001  $6,036     $ 31,458      $172,212       $22,763
Net unrealized
appreciation
(depreciation) of
investments............      (6,604)    (4,054)       362        7,394      74       (5,000)      (18,761)       (2,759)
Short-term investments
at value...............      37,681      1,186      1,495      300,881     547        1,094        26,881         1,200
                         ----------    -------    -------   ----------  ------     --------      --------       -------
 Total investments.....     910,954     40,800     21,678    1,059,276   6,657       27,552       180,332        21,204
Cash...................         --           3        --         4,508      38           54             1            55
Foreign currency at
value (cost $0, $0, $0,
$0, $0, $344, $127, and
$66, respectively).....         --         --         --           --      --           345           127            60
Receivable for:
 Investments sold......         --         657        135       11,436      79           88           --              7
 Interest..............           2        --          54       10,821      88           68           --            --
 Dividends.............         180         12         14          --      --           --            379            40
 Futures contracts
 variation margin......         --         --         --           --      --           --            --             10
 Forward foreign
 currency exchange
 contracts sold........         --         --         --           --      --           --             12           --
 Other assets..........         --         --         --           --      --           --              2           --
                         ----------    -------    -------   ----------  ------     --------      --------       -------
Total assets...........     911,136     41,472     21,881    1,086,041   6,862       28,107       180,853        21,376
                         ----------    -------    -------   ----------  ------     --------      --------       -------
LIABILITIES
Payables for:
 Investments purchased.      12,491      1,114      1,497       22,293     276          353           --            286
 Futures contracts
 variation margin......         --         --         --           --      --           --             11           --
 Securities on loan....      20,023        --         --       247,041     --           --         25,718           --
 Forward foreign
 currency exchange
 contracts purchased...         --         --         --           --      --           --             30           --
 Forward foreign
 currency exchange
 contracts sold........         --         --         --           --      --            98           --            --
 Other liabilities.....         740         16          6          410       3           50           --              4
                         ----------    -------    -------   ----------  ------     --------      --------       -------
Total liabilities......      33,254      1,130      1,503      269,744     279          501        25,759           290
                         ----------    -------    -------   ----------  ------     --------      --------       -------
Net assets.............  $  877,882    $40,342    $20,378   $  816,297  $6,583     $ 27,606      $155,094       $21,086
                         ==========    =======    =======   ==========  ======     ========      ========       =======
Shares of beneficial
interest outstanding...      53,477      4,090      2,087       86,035     635        4,252        11,557         2,519
                         ----------    -------    -------   ----------  ------     --------      --------       -------
Net asset value per
share..................  $    16.41    $  9.86    $  9.76   $     9.49  $10.37     $   6.49      $  13.42       $  8.37
                         ==========    =======    =======   ==========  ======     ========      ========       =======
Composition of net
assets:
 Capital paid-in.......  $1,050,770    $58,489    $21,445   $  832,574  $6,409     $ 45,340      $174,948       $24,515
 Accumulated net
 realized gain (loss)
 on investments,
 futures and foreign
 currency transactions.    (166,441)   (14,000)    (1,425)     (25,862)    100      (12,675)         (639)         (685)
 Undistributed
 (distribution in
 excess of) net
 investment income
 (loss)................         157        (93)        (4)       2,191     --            44          (426)           18
 Net unrealized
 appreciation
 (depreciation) of:
 Investments...........      (6,604)    (4,054)       362        7,394      74       (5,000)      (18,761)       (2,759)
 Futures...............         --         --         --           --      --           --              9             1
 Translation of assets
 and liabilities in
 foreign currencies....         --         --         --           --      --          (103)          (37)           (4)
                         ----------    -------    -------   ----------  ------     --------      --------       -------
Net assets.............  $  877,882    $40,342    $20,378   $  816,297  $6,583     $ 27,606      $155,094       $21,086
                         ==========    =======    =======   ==========  ======     ========      ========       =======

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
(000's Omitted)

                          Small Cap   Health    Global    Mid Cap   Mid Cap  Large Cap Large Cap   Large Cap
                           Growth    Sciences  Balanced   Growth     Blend     Value   Value CORE Value CORE II
                          ---------  --------  --------  ---------  -------  --------- ---------- -------------
ASSETS
Long term investments at
cost....................  $193,543   $20,732   $28,446   $ 335,271  $20,788  $198,377   $41,072      $6,427
Net unrealized
appreciation
(depreciation) of
investments.............     1,583       363    (1,865)    (41,486)   1,715    17,417       596         137
Short-term investments
at value................    22,608     1,218       931      20,587        5    14,438     3,200         --
                          --------   -------   -------   ---------  -------  --------   -------      ------
 Total investments......   217,734    22,313    27,512     314,372   22,508   230,232    44,868       6,564
Cash....................       --        --        --           86      --        --        264          29
Receivable for:
 Investments sold.......     1,582        41       525         334       86     1,305       --          --
 Interest...............         1       --        172         --       --          1       --          --
 Dividends..............         9        11        27          12       18       289        34           6
 Futures contracts
 variation margin.......       --        --        --          --       --        --          7         --
 Forward foreign
 currency exchange
 contracts sold.........       --        --         24         --       --        --        --          --
 Other assets...........       --        --        --          --       --          1       --          --
                          --------   -------   -------   ---------  -------  --------   -------      ------
Total assets............   219,326    22,365    28,260     314,804   22,612   231,828    45,173       6,599
                          --------   -------   -------   ---------  -------  --------   -------      ------
LIABILITIES
Payables for:
 To custodian...........       300       --          1         --       --        --        --          --
 Investments purchased..     1,596       173       111         --       --      1,337     1,177         --
 Securities on loan.....    15,318       --        --       12,189      --      5,765       --          --
 Forward foreign
 currency exchange
 contracts purchased....       --        --         27         --       --        --        --          --
 Other liabilities......        59         3        15          68       13       --          9           3
                          --------   -------   -------   ---------  -------  --------   -------      ------
Total liabilities.......    17,273       176       154      12,257       13     7,102     1,186           3
                          --------   -------   -------   ---------  -------  --------   -------      ------
Net assets..............  $202,053   $22,189   $28,106   $ 302,547  $22,599  $224,726   $43,987      $6,596
                          ========   =======   =======   =========  =======  ========   =======      ======
Shares of beneficial
interest outstanding....    16,291     2,177     3,188      25,854    1,876    15,393     4,268         621
                          --------   -------   -------   ---------  -------  --------   -------      ------
Net asset value per
share...................  $  12.40     10.19   $  8.82   $   11.70  $ 12.04  $  14.60   $ 10.31      $10.63
                          ========   =======   =======   =========  =======  ========   =======      ======
Composition of net
assets:
 Capital paid-in........  $243,011   $21,831   $30,947   $ 503,511  $21,862  $205,528   $43,519      $6,249
 Accumulated net
 realized gain (loss) on
 investments, futures
 and foreign currency
 transactions...........   (42,095)        6      (257)   (158,940)    (991)    1,722      (131)        210
 Undistributed
 (distribution in excess
 of) net investment
 income (loss)..........      (446)      (11)     (706)       (538)      13        59       --          --
 Net unrealized
 appreciation
 (depreciation) of:
 Investments............     1,583       363    (1,865)    (41,486)   1,715    17,417       596         137
 Futures................       --        --        --          --       --        --          3         --
 Translation of assets
 and liabilities in
 foreign currencies.....       --        --        (13)        --       --        --        --          --
                          --------   -------   -------   ---------  -------  --------   -------      ------
Net assets..............  $202,053   $22,189   $28,106   $ 302,547  $22,599  $224,726   $43,987      $6,596
                          ========   =======   =======   =========  =======  ========   =======      ======

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
(000's Omitted)

                         Large/Mid  Money    Large/Mid Cap Small/Mid Cap  Bond        Large Cap     Small/Mid Cap Small Cap
                         Cap Value  Market     Value II       Growth      Index   Aggressive Growth     CORE        Value
                         --------- --------  ------------- ------------- -------  ----------------- ------------- ---------
ASSETS
Long term investments
at cost................   $34,451       --     $121,079      $173,354    $78,055       $36,458         $26,120     $48,906
Net unrealized
appreciation
(depreciation) of
investments............       300       --         (915)        6,289        490        (1,698)            971       5,619
Short-term investments
at value...............     2,037  $458,804       8,029        29,349      1,626         1,006             300       3,994
                          -------  --------    --------      --------    -------       -------         -------     -------
 Total investments.....    36,788   458,804     128,193       208,992     80,171        35,766          27,391      58,519
Cash...................       --        --          --            --         788            18             237         --
Receivable for:
 Investments sold......       354       --        1,056         1,065        --            --               41         --
 Interest..............       --        618         --            --       1,007           --              --            1
 Dividends.............        43       --          191            29        --             10              26          57
 Futures contracts
 variation margin......         2       --            4           --         --            --                4          11
                          -------  --------    --------      --------    -------       -------         -------     -------
Total assets...........    37,187   459,422     129,444       210,086     81,966        35,794          27,699      58,588
                          -------  --------    --------      --------    -------       -------         -------     -------
LIABILITIES
Payables for:
 To custodian..........       --        --            6           --         --            --              --          --
 Investments purchased.       613       --        1,866           373        788           160               2         --
 Securities on loan....       --        --        6,461        28,339        --            --              --          --
 Other liabilities.....         5        53           9            60         17             5               8          15
                          -------  --------    --------      --------    -------       -------         -------     -------
Total liabilities .....       618        53       8,342        28,772        805           165              10          15
                          -------  --------    --------      --------    -------       -------         -------     -------
Net assets.............   $36,569  $459,369    $121,102      $181,314    $81,161       $35,629         $27,689     $58,573
                          =======  ========    ========      ========    =======       =======         =======     =======
Shares of beneficial
interest outstanding...     3,246   459,369       8,480        13,003      8,326         4,292           2,787       4,245
                          -------  --------    --------      --------    -------       -------         -------     -------
Net asset value per
share..................   $ 11.27  $   1.00    $  14.28      $  13.94    $  9.75       $  8.30         $  9.94     $ 13.80
                          =======  ========    ========      ========    =======       =======         =======     =======
Composition of net
assets:
 Capital paid-in.......   $35,651  $459,369    $106,971      $175,043    $81,255       $43,197         $27,098     $52,329
 Accumulated net
 realized gain (loss)
 on investments,
 futures and foreign
 currency transactions.       616       (92)     15,084           257         88        (5,859)           (393)        592
 Undistributed
 (distribution in
 excess of) net
 investment income
 (loss)................        (1)       92          (3)         (275)      (672)          (11)             (1)          1
 Net unrealized
 appreciation
 (depreciation) of:
 Investments...........       300       --         (915)        6,289        490        (1,698)            971       5,619
 Futures...............         3       --          (35)          --         --            --               14          32
                          -------  --------    --------      --------    -------       -------         -------     -------
Net assets.............   $36,569  $459,369    $121,102      $181,314    $81,161       $35,629         $27,689     $58,573
                          =======  ========    ========      ========    =======       =======         =======     =======

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
(000's Omitted)

                         Real Estate  Growth &               Short-Term Small Cap International  Equity   High Yield Global
                           Equity      Income     Managed       Bond     Equity   Opportunities  Index       Bond     Bond
                         ----------- ----------  ----------  ---------- --------- ------------- --------  ---------- -------
ASSETS
Long term investments
at cost................   $131,899   $2,539,202  $2,488,798   $107,177   $81,967    $102,682    $556,479   $41,135   $57,066
Net unrealized
appreciation
(depreciation) of
investments............     24,436      221,717     202,511      1,322    (6,601)    (19,769)    (36,201)   (4,951)   (1,328)
Short-term investments
at value...............      3,401       55,129     386,707     17,189       567      14,260      18,987     1,554     5,332
                          --------   ----------  ----------   --------   -------    --------    --------   -------   -------
 Total investments.....    159,736    2,816,048   3,078,016    125,688    75,933      97,173     539,265    37,738    61,070
Cash...................        --           --        6,518        --        --          --           68       403       --
 Foreign currency at
 value (cost $0, $0,
 $0, $0, $0, $3,211,
 $0, $0 and $0,
 respectively).........        --           --          --         --        --        3,181         --        --        --
Receivable for:
 Investments sold......         25       13,303       8,325      3,683       387         469         --         93       373
 Interest..............        --             5      10,298      1,336       --          --            2     1,172       918
 Dividends.............        920        2,026       1,439        --         35         160         387       --        --
 Futures contracts
 variation margin......        --           --          --         --        --          --           66       --        --
 Forward foreign
 currency exchange
 contracts sold........        --           --        1,852        --        --          --          --        --        215
                          --------   ----------  ----------   --------   -------    --------    --------   -------   -------
Total assets...........    160,681    2,831,382   3,106,448    130,707    76,355     100,983     539,788    39,406    62,576
                          --------   ----------  ----------   --------   -------    --------    --------   -------   -------
LIABILITIES
Payables for:
 To custodian..........        --           --        3,186        --         11         --          --        --        --
 Investments purchased.         20       19,727     327,088      3,681       107         203         547       935       203
 Securities on loan....        --         9,945      43,710     11,816       --       13,433         --        --      4,186
 Forward foreign
 currency exchange
 contracts purchased...        --           --        1,258        --        --          --          --        --         76
 Other liabilities.....         32        1,720       1,342         26         6          14          94         8         2
                          --------   ----------  ----------   --------   -------    --------    --------   -------   -------
Total liabilities......         52       31,392     376,584     15,523       124      13,650         641       943     4,467
                          --------   ----------  ----------   --------   -------    --------    --------   -------   -------
Net assets.............   $160,629   $2,799,990  $2,729,864   $115,184   $76,231    $ 87,333    $539,147   $38,463   $58,109
                          ========   ==========  ==========   ========   =======    ========    ========   =======   =======
Shares of beneficial
interest outstanding...     11,258      217,626     203,150     11,531     8,016       8,823      32,952     5,214     5,896
                          --------   ----------  ----------   --------   -------    --------    --------   -------   -------
Net asset value per
share..................   $  14.27   $    12.87  $    13.44   $   9.99   $  9.51    $   9.90    $  16.36   $  7.38   $  9.86
                          ========   ==========  ==========   ========   =======    ========    ========   =======   =======
Composition of net
assets:
 Capital paid-in.......   $133,527   $2,963,174  $2,571,337   $115,862   $87,314    $110,611    $563,431   $45,085   $60,689
 Accumulated net
 realized gain (loss)
 on investments,
 futures and foreign
 currency transactions.      1,890     (385,265)    (85,654)    (1,777)   (4,481)     (3,512)     12,451    (1,634)   (3,885)
 Undistributed
 (distribution in
 excess of) net
 investment income
 (loss)................        776          364      41,073       (223)       (1)         43         (19)      (37)    2,527
 Net unrealized
 appreciation
 (depreciation) of:
 Investments...........     24,436      221,717     202,511      1,322    (6,601)    (19,769)    (36,201)   (4,951)   (1,328)
 Futures...............        --           --          --         --        --          --         (515)      --        --
 Translation of assets
 and liabilities in
 foreign currencies....        --           --          597        --        --          (40)        --        --        106
                          --------   ----------  ----------   --------   -------    --------    --------   -------   -------
Net assets.............   $160,629   $2,799,990  $2,729,864   $115,184   $76,231    $ 87,333    $539,147   $38,463   $58,109
                          ========   ==========  ==========   ========   =======    ========    ========   =======   =======

See notes to financial statements.

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
(000's Omitted)

                          Large Cap  Fundamental Aggressive Active   Active     Emerging    International International
                           Growth      Growth     Balanced   Bond    Bond II Markets Equity Equity Index     Equity
                          ---------  ----------- ---------- -------  ------- -------------- ------------- -------------
INVESTMENT INCOME
 Interest...............  $     237   $     41    $   148   $28,533   $196      $    48       $    114       $    33
 Dividends..............      2,177         59        100       --     --           351          1,989           149
 Securities lending.....         55          3        --         92    --           --             154           --
                          ---------   --------    -------   -------   ----      -------       --------       -------
Total investment income.      2,469        103        248    28,625    196          399          2,257           182
                          ---------   --------    -------   -------   ----      -------       --------       -------
EXPENSES
 Investment advisory
 fee....................      1,835        177         72     2,561     21          189            146            81
 Auditors fees..........        122          2          1        84    --             1              7             1
 Custodian fees.........        357         37         20       189     17          284             63            16
 Fidelity Bond fees.....          1        --         --        --     --           --             --            --
 Legal fees.............         34          1        --         27    --           --               2           --
 Printing & mailing
 fees...................        161         29         18       169      9            6             10            32
 Trustees' fees.........         31        --         --         24    --           --               2           --
 Other fees.............         20        --         --         16    --            10              4             1
                          ---------   --------    -------   -------   ----      -------       --------       -------
Total expenses..........      2,561        246        111     3,070     47          490            234           131
 Less expenses
 reimbursed.............       (249)       (50)       (28)      (84)   (23)        (286)           (15)          (42)
                          ---------   --------    -------   -------   ----      -------       --------       -------
Net expenses............      2,312        196         83     2,986     24          204            219            89
                          ---------   --------    -------   -------   ----      -------       --------       -------
Net investment income
(loss)..................        157        (93)       165    25,639    172          195          2,038            93
                          ---------   --------    -------   -------   ----      -------       --------       -------
REALIZED AND UNREALIZED
GAIN (LOSS)
Net realized gain (loss)
on:
 Investments............   (126,087)   (11,791)    (1,182)   13,062    100       (9,123)           186          (642)
 Financial futures
 contracts..............        --         --         --        --     --           --            (600)            9
 Foreign currency
 transactions...........        --         --         --        --     --           (84)          (375)            6
Change in unrealized
appreciation
(depreciation) on:
 Investments............    (21,009)     1,888        180    (4,973)   (92)       7,835        (23,529)       (2,060)
 Futures................        --         --         --        --     --           --             179            24
 Translation of assets
 and liabilities in
 foreign currencies.....        --         --         --        --     --          (105)           (84)           (2)
                          ---------   --------    -------   -------   ----      -------       --------       -------
 Net realized and
 unrealized gain (loss).   (147,096)    (9,903)    (1,002)    8,089      8       (1,477)       (24,223)       (2,665)
                          ---------   --------    -------   -------   ----      -------       --------       -------
 Net increase (decrease)
 in net assets resulting
 from operations........  $(146,939)  $ (9,996)   $  (837)  $33,728   $180      $(1,282)      $(22,185)      $(2,572)
                          =========   ========    =======   =======   ====      =======       ========       =======

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
(000's Omitted)

                          Small Cap    Health     Global    Mid Cap   Mid Cap Large Cap Large Cap    Large Cap
                           Growth    Sciences(*) Balanced   Growth     Blend    Value   Value CORE Value CORE II
                          ---------  ----------- --------  ---------  ------- --------- ---------- -------------
INVESTMENT INCOME
 Interest...............  $    119      $ 14     $   244   $     640   $  10   $  221     $  30        $   2
 Dividends..............        98        30         124         124     137    2,322       195           51
 Securities lending.....       190       --          --          119     --        10       --           --
                          --------      ----     -------   ---------   -----   ------     -----        -----
Total investment income.       407        44         368         883     147    2,553       225           53
                          --------      ----     -------   ---------   -----   ------     -----        -----
EXPENSES
 Investment advisory
 fee....................       759        35         147       1,310      85      779        94           24
 Auditors fees..........         9         1           1           9       1        4         1            1
 Custodian fees.........        26         1          34          40      14       11        29           28
 Legal fees.............         3       --          --            4     --         2         1          --
 Printing & mailing
 fees...................        52         2           1          54      19       22         2            9
 Trustees' fees.........         2       --            1           4     --         2       --           --
 Other fees.............         2       --            1         --        1        1         1          --
                          --------      ----     -------   ---------   -----   ------     -----        -----
Total expenses..........       853        39         185       1,421     120      821       128           62
 Less expenses
 reimbursed.............       --        --          (24)        --      (24)     --        (21)         (34)
                          --------      ----     -------   ---------   -----   ------     -----        -----
Net expenses............       853        39         161       1,421      96      821       107           28
                          --------      ----     -------   ---------   -----   ------     -----        -----
Net investment income
(loss)..................      (446)        5         207        (538)     51    1,732       118           25
                          --------      ----     -------   ---------   -----   ------     -----        -----
REALIZED AND UNREALIZED
GAIN (LOSS)
Net realized gain (loss)
on:
 Investments............   (29,735)        6          10    (117,605)   (534)   1,974        39          218
 Financial futures
 contracts..............       --        --          --          --      --       --       (102)          (8)
 Foreign currency
 transactions...........       --        --          (66)        --      --       --        --           --
Change in unrealized
appreciation
(depreciation) on:
 Investments............    10,825       363      (1,313)     17,848     345    1,341      (101)        (236)
 Futures................       --        --          --          --      --       --          3          --
 Translation of assets
 and liabilities in
 foreign currencies.....       --        --          (31)        --      --       --        --           --
                          --------      ----     -------   ---------   -----   ------     -----        -----
 Net realized and
 unrealized gain (loss).   (18,910)      369      (1,400)    (99,757)   (189)   3,315      (161)         (26)
                          --------      ----     -------   ---------   -----   ------     -----        -----
 Net increase (decrease)
 in net assets resulting
 from operations........  $(19,356)     $374     $(1,193)  $(100,295)  $(138)  $5,047     $ (43)       $  (1)
                          ========      ====     =======   =========   =====   ======     =====        =====

(*) Commenced operations on May 1, 2001
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
(000's Omitted)

                   Large/Mid Cap  Money  Large/Mid Cap Small/Mid Cap  Bond       Large Cap     Small/Mid Cap Small Cap Real Estate
                       Value     Market    Value II       Growth     Index   Aggressive Growth     CORE        Value     Equity
                   ------------- ------- ------------- ------------- ------  ----------------- ------------- --------- -----------
INVESTMENT INCOME
 Interest........     $    27    $12,717   $     64       $  158     $2,281       $    35          $  20      $   46     $   65
 Dividends.......         187        --       1,074          278        --             85            152         283      2,902
 Securities
 lending.........         --         --           8           55          4             2            --          --         --
                      -------    -------   --------       ------     ------       -------          -----      ------     ------
Total investment
income...........         214     12,717      1,146          491      2,285           122            172         329      2,967
                      -------    -------   --------       ------     ------       -------          -----      ------     ------
 EXPENSES
 Investment
 advisory fee....         104        602        490          673         54           119             93         182        748
 Auditors fees...           1         10          5            7          3             1              1           1          6
 Custodian fees..          22         37         13           34         25             9             39          21         30
 Legal fees......           1          7          2            2          1             1            --            1          2
 Printing &
 mailing fees....           2         27         12           47          6             2              2           7         25
 Trustees' fees..         --           3          1            2          1           --             --          --           1
 Other fees......         --           1          4            1        --              1              1         --           1
                      -------    -------   --------       ------     ------       -------          -----      ------     ------
Total expenses...         130        687        527          766         90           133            136         212        813
 Less expenses
 reimbursed......         (14)       --         --           --         --            --             (31)        (11)       --
                      -------    -------   --------       ------     ------       -------          -----      ------     ------
Net expenses.....         116        687        527          766         90           133            105         201        813
                      -------    -------   --------       ------     ------       -------          -----      ------     ------
Net investment
income (loss)....          98     12,030        619         (275)     2,195           (11)            67         128      2,154
                      -------    -------   --------       ------     ------       -------          -----      ------     ------
REALIZED AND
UNREALIZED GAIN
(LOSS)
Net realized gain
(loss) on:
 Investments.....         762        --      16,763          233        811        (5,040)          (298)        551      1,976
 Financial
 futures
 contracts.......         (67)       --          21          --         --            --              17          36        --
 Foreign currency
 transactions....         --         --         --           --         --            --             --          --           1
Change in
unrealized
appreciation
(depreciation)
on:
 Investments.....      (1,231)       --     (19,849)       2,780       (208)        1,387            690       5,762      3,353
 Futures.........           3        --         (35)         --         --            --             (18)         32         (1)
                      -------    -------   --------       ------     ------       -------          -----      ------     ------
 Net realized and
 unrealized gain
 (loss)..........        (533)       --      (3,100)       3,013        603        (3,653)           391       6,381      5,329
                      -------    -------   --------       ------     ------       -------          -----      ------     ------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......     $  (435)   $12,030   $ (2,481)      $2,738     $2,798       $(3,664)         $ 458      $6,509     $7,483
                      =======    =======   ========       ======     ======       =======          =====      ======     ======

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
(000's Omitted)

                          Growth &              Short-Term Small Cap International  Equity   High Yield Global
                           Income     Managed      Bond     Equity   Opportunities  Index       Bond     Bond
                          ---------  ---------  ---------- --------- ------------- --------  ---------- -------
INVESTMENT INCOME
 Interest...............  $     769  $  30,071    $3,093    $    62    $     73    $    419    $1,532   $ 1,518
 Dividends..............     15,759     11,167       --         273         979       3,016         5       --
 Securities lending.....         87        175        15          8          56         --        --          7
                          ---------  ---------    ------    -------    --------    --------    ------   -------
Total investment income.     16,615     41,413     3,108        343       1,108       3,435     1,537     1,525
                          ---------  ---------    ------    -------    --------    --------    ------   -------
 EXPENSES
 Investment advisory
 fee....................      9,934      9,411       150        321         431         341       100       272
 Auditors fees..........        199        148         1          3           4          14         1         3
 Custodian fees.........        512        606         9         33          90          71        21        31
 Fidelity Bond fees.....          2          2       --         --          --          --        --        --
 Legal fees.............        192         61         1          1           2           3         1         1
 Printing & mailing
 fees...................        536        420         7          3           9          56         6         5
 Trustees' fees.........        102         50         1          1           1           2       --          1
 Other fees.............         73         61         1        --            3           2       --          1
                          ---------  ---------    ------    -------    --------    --------    ------   -------
Total expenses..........     11,550     10,759       170        362         540         489       129       314
 Less expenses
 reimbursed.............       (149)       --        --          (3)        (57)        --        (14)       (9)
                          ---------  ---------    ------    -------    --------    --------    ------   -------
Net expenses............     11,401     10,759       170        359         483         489       115       305
                          ---------  ---------    ------    -------    --------    --------    ------   -------
Net investment income
(loss)..................      5,214     30,654     2,938        (16)        625       2,946     1,422     1,220
                          ---------  ---------    ------    -------    --------    --------    ------   -------
REALIZED AND UNREALIZED
GAIN (LOSS)
Net realized gain (loss)
on:
 Investments............   (358,645)  (102,984)      368     (4,381)     (2,857)     13,974      (838)      427
 Financial futures
 contracts..............        --       1,734       --         --          --       (1,404)      --        --
 Foreign currency
 transactions...........        --       7,864       --         --         (186)        --        --       (917)
Change in unrealized
appreciation
(depreciation) on:
 Investments............     54,423     13,088     1,013      7,093     (15,736)    (51,537)      442    (4,071)
 Futures................        --      (1,645)      --         --          --           58       --        --
 Translation of assets
 and liabilities in
 foreign currencies.....        --       5,517       --         --          (32)        --        --        429
                          ---------  ---------    ------    -------    --------    --------    ------   -------
 Net realized and
 unrealized gain (loss).   (304,222)   (76,426)    1,381      2,712     (18,811)    (38,909)     (396)   (4,132)
                          ---------  ---------    ------    -------    --------    --------    ------   -------
 Net increase (decrease)
 in net assets resulting
 from operations........  $(299,008) $ (45,772)   $4,319    $ 2,696    $(18,186)   $(35,963)   $1,026   $(2,912)
                          =========  =========    ======    =======    ========    ========    ======   =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                         Large Cap Growth             Fundamental Growth            Aggressive Balanced
                   ----------------------------- ----------------------------- -----------------------------
                      Unaudited                     Unaudited                     Unaudited
                   Six-Month Period  Year Ended  Six-Month Period  Year Ended  Six-Month Period  Year Ended
                    Ended June 30,  December 31,  Ended June 30,  December 31,  Ended June 30,  December 31,
                         2001           2000           2001           2000           2001           2000
                   ---------------- ------------ ---------------- ------------ ---------------- ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
 Net investment
 income (loss)...     $      157     $    1,410      $    (93)      $   (109)      $   165        $   288
 Net realized
 gain (loss).....       (126,087)       101,421       (11,791)         2,219        (1,182)          (221)
 Change in net
 unrealized
 appreciation
 (depreciation)..        (21,009)      (356,204)        1,888         (8,121)          180           (433)
                      ----------     ----------      --------       --------       -------        -------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......       (146,939)      (253,373)       (9,996)        (6,011)         (837)          (366)
Distributions to shareholders from:
 Net investment
 income..........            --          (2,000)          --             --           (167)          (289)
 Realized gains..            --        (137,737)          --          (2,478)          --             (41)
 In excess of
 realized gain...            --         (40,230)          --          (2,097)          --             (15)
 Capital paid-in.            --          (3,418)          --            (111)          --             --
                      ----------     ----------      --------       --------       -------        -------
 Decrease in net
 assets resulting
 from
 distributions...            --        (183,385)          --          (4,686)         (167)          (345)
From fund share transactions:
 Proceeds from
 shares sold.....         51,493        206,257        10,494         76,255         4,385         10,598
 Distributions
 reinvested......            --         183,384           --           4,686           167            345
 Payment for
 shares redeemed.       (173,459)      (188,569)       (6,270)       (33,305)       (4,111)        (1,174)
                      ----------     ----------      --------       --------       -------        -------
 Increase
 (decrease) in
 net assets from
 fund
 share
 transactions....       (121,966)       201,072         4,224         47,636           441          9,769
                      ----------     ----------      --------       --------       -------        -------
NET INCREASE
(DECREASE) IN NET
ASSETS...........       (268,905)      (235,686)       (5,772)        36,939          (563)         9,058
NET ASSETS
 Beginning of
 Period..........      1,146,787      1,382,473        46,114          9,175        20,941         11,883
                      ----------     ----------      --------       --------       -------        -------
 End of Period...     $  877,882     $1,146,787      $ 40,342       $ 46,114       $20,378        $20,941
                      ==========     ==========      ========       ========       =======        =======
Analysis of fund share transactions:
 Sold............          3,033          7,547         1,032          4,670           441          1,004
 Reinvested......            --           9,625           --             383            17             33
 Redeemed........        (10,275)        (7,033)         (626)        (2,005)         (417)          (110)
                      ----------     ----------      --------       --------       -------        -------
Net increase
(decrease) in
fund shares
outstanding......         (7,242)        10,139           406          3,048            41            927
                      ==========     ==========      ========       ========       =======        =======
                            Active Bond
                   -----------------------------
                      Unaudited
                   Six-Month Period  Year Ended
                    Ended June 30,  December 31,
                         2001           2000
                   ---------------- ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
 Net investment
 income (loss)...      $ 25,639      $  57,674
 Net realized
 gain (loss).....        13,062        (11,679)
 Change in net
 unrealized
 appreciation
 (depreciation)..        (4,973)        36,028
                   ---------------- ------------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......        33,728         82,023
Distributions to shareholders from:
 Net investment
 income..........       (26,016)       (53,480)
 Realized gains..           --             --
 In excess of
 realized gain...           --             --
 Capital paid-in.           --             --
                   ---------------- ------------
 Decrease in net
 assets resulting
 from
 distributions...       (26,016)       (53,480)
From fund share transactions:
 Proceeds from
 shares sold.....        53,348         95,188
 Distributions
 reinvested......        26,016         53,480
 Payment for
 shares redeemed.      (113,078)      (185,198)
                   ---------------- ------------
 Increase
 (decrease) in
 net assets from
 fund
 share
 transactions....       (33,714)       (36,530)
                   ---------------- ------------
NET INCREASE
(DECREASE) IN NET
ASSETS...........       (26,002)        (7,987)
NET ASSETS
 Beginning of
 Period..........       842,299        850,286
                   ---------------- ------------
 End of Period...      $816,297      $ 842,299
                   ================ ============
Analysis of fund share transactions:
 Sold............         5,944         10,355
 Reinvested......         2,730          5,823
 Redeemed........       (11,836)       (20,181)
                   ---------------- ------------
Net increase
(decrease) in
fund shares
outstanding......        (3,162)        (4,003)
                   ================ ============

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                            Active Bond II              Emerging Markets Equity     International Equity Index
                   --------------------------------- ----------------------------- -----------------------------
                      Unaudited       Period from       Unaudited                     Unaudited
                   Six-Month Period June 30, 2000(*) Six-Month Period  Year Ended  Six-Month Period  Year Ended
                    Ended June 30,  to December 31,   Ended June 30,  December 31,  Ended June 30,  December 31,
                         2001             2000             2001           2000           2001           2000
                   ---------------- ---------------- ---------------- ------------ ---------------- ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
 Net investment
 income (loss)...       $  172           $  159          $   195        $   (120)      $  2,038       $  2,860
 Net realized
 gain (loss).....          100               27           (9,207)           (614)          (789)         6,657
 Change in net
 unrealized
 appreciation
 (depreciation)..          (92)             166            7,730         (20,977)       (23,434)       (51,585)
                        ------           ------          -------        --------       --------       --------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......          180              352           (1,282)        (21,711)       (22,185)       (42,068)
Distributions to shareholders from:
 Net investment
 income..........         (174)            (156)             --              --          (2,023)        (2,257)
 Realized gains..          --               (27)             --           (2,658)           --          (7,138)
 In excess of
 realized gain...          --               --               --              --             --             --
 Capital paid-in.          --               --               --              (47)           --            (916)
                        ------           ------          -------        --------       --------       --------
 Decrease in net
 assets resulting
 from
 distributions...         (174)            (183)             --           (2,705)        (2,023)       (10,311)
From fund share transactions:
 Proceeds from
 shares sold.....        1,228            5,120           16,551          59,279         13,804         61,181
 Distributions
 reinvested......          174              183              --            2,705          2,023         10,313
 Payment for
 shares redeemed.         (253)             (44)         (18,673)        (39,154)       (31,537)       (68,120)
                        ------           ------          -------        --------       --------       --------
 Increase
 (decrease) in
 net assets from
 fund share
 transactions....        1,149            5,259           (2,122)         22,830        (15,710)         3,374
                        ------           ------          -------        --------       --------       --------
NET INCREASE
(DECREASE) IN NET
ASSETS...........        1,155            5,428           (3,404)         (1,586)       (39,918)       (49,005)
NET ASSETS
 Beginning of
 Period..........        5,428              --            31,010          32,596        195,012        244,017
                        ------           ------          -------        --------       --------       --------
 End of Period...       $6,583           $5,428          $27,606        $ 31,010       $155,094       $195,012
                        ======           ======          =======        ========       ========       ========
Analysis of fund share transactions:
 Sold............          117              512            2,451           5,177            953          3,450
 Reinvested......           17               18              --              408            145            651
 Redeemed........          (24)              (5)          (2,828)         (3,614)        (2,209)        (3,854)
                        ------           ------          -------        --------       --------       --------
Net increase
(decrease) in
fund shares
outstanding......          110              525             (377)          1,971         (1,111)           247
                        ======           ======          =======        ========       ========       ========
                       International Equity
                   -----------------------------
                      Unaudited
                   Six-Month Period  Year Ended
                    Ended June 30,  December 31,
                         2001           2000
                   ---------------- ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
 Net investment
 income (loss)...      $    93        $    74
 Net realized
 gain (loss).....         (627)           454
 Change in net
 unrealized
 appreciation
 (depreciation)..       (2,038)        (2,697)
                   ---------------- ------------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......       (2,572)        (2,169)
Distributions to shareholders from:
 Net investment
 income..........          (95)           (47)
 Realized gains..          --            (471)
 In excess of
 realized gain...          --             (58)
 Capital paid-in.          --             --
                   ---------------- ------------
 Decrease in net
 assets resulting
 from
 distributions...          (95)          (576)
From fund share transactions:
 Proceeds from
 shares sold.....       14,599         13,293
 Distributions
 reinvested......           95            576
 Payment for
 shares redeemed.       (6,657)        (7,838)
                   ---------------- ------------
 Increase
 (decrease) in
 net assets from
 fund share
 transactions....        8,037          6,031
                   ---------------- ------------
NET INCREASE
(DECREASE) IN NET
ASSETS...........        5,370          3,286
NET ASSETS
 Beginning of
 Period..........       15,716         12,430
                   ---------------- ------------
 End of Period...      $21,086        $15,716
                   ================ ============
Analysis of fund share transactions:
 Sold............        1,635          1,223
 Reinvested......           11             59
 Redeemed........         (722)          (727)
                   ---------------- ------------
Net increase
(decrease) in
fund shares
outstanding......          924            555
                   ================ ============

(*) Commencement of operations
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                         Small Cap Growth        Health Sciences         Global Balanced               Mid Cap Growth
                   ----------------------------- ---------------- ----------------------------- -----------------------------
                      Unaudited                     Unaudited        Unaudited                     Unaudited
                   Six-Month Period  Year Ended    Period from    Six-Month Period  Year Ended  Six-Month Period  Year Ended
                    Ended June 30,  December 31,  May 1, 2001(*)   Ended June 30,  December 31,  Ended June 30,  December 31,
                         2001           2000     to June 30, 2001       2001           2000           2001           2000
                   ---------------- ------------ ---------------- ---------------- ------------ ---------------- ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
 Net investment
 income (loss)...      $   (446)     $  (1,308)      $     5          $   207        $   688       $    (538)     $  (2,311)
 Net realized
 gain (loss).....       (29,735)        (9,498)            6              (56)          (789)       (117,605)        (7,215)
 Change in net
 unrealized
 appreciation
 (depreciation)..        10,825        (67,925)          363           (1,344)        (2,738)         17,848       (229,686)
                       --------      ---------       -------          -------        -------       ---------      ---------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......       (19,356)       (78,731)          374           (1,193)        (2,839)       (100,295)      (239,212)
Distributions to
shareholders
from:
 Net investment
 income..........           --             --            (16)            (211)          (703)            --             --
 Realized gains..           --          (1,933)          --               --             (41)            --          (8,563)
 In excess of
 realized gain...           --             --            --               --            (283)            --         (33,799)
 Capital paid-in.           --         (20,976)          --               --            (355)            --         (22,185)
                       --------      ---------       -------          -------        -------       ---------      ---------
 Decrease in net
 assets resulting
 from
 distributions...           --         (22,909)          (16)            (211)        (1,382)            --         (64,547)
From fund share
transactions:
 Proceeds from
 shares sold.....        44,516        239,410        21,816            5,213          8,360          82,935        311,599
 Distributions
 reinvested......           --          22,968            16              211          1,382             --          64,547
 Payment for
 shares redeemed.       (57,649)      (105,766)           (1)          (4,441)        (8,571)        (74,081)      (131,336)
                       --------      ---------       -------          -------        -------       ---------      ---------
 Increase
 (decrease) in
 net assets from
 fund share
 transactions....       (13,133)       156,612        21,831              983          1,171           8,854        244,810
                       --------      ---------       -------          -------        -------       ---------      ---------
NET INCREASE
(DECREASE) IN NET
ASSETS...........       (32,489)        54,972        22,189             (421)        (3,050)        (91,441)       (58,949)
NET ASSETS
 Beginning of Pe-
 riod............       234,542        179,570           --            28,527         31,577         393,988        452,937
                       --------      ---------       -------          -------        -------       ---------      ---------
 End of Period...      $202,053      $ 234,542       $22,189          $28,106        $28,527       $ 302,547      $ 393,988
                       ========      =========       =======          =======        =======       =========      =========
Analysis of fund
share
transactions:
 Sold............         3,675         11,984         2,175              578            848           6,626         10,835
 Reinvested......           --           1,788             2               23            145             --           4,228
 Redeemed........        (4,793)        (5,757)          --              (489)          (867)         (6,026)        (5,305)
                       --------      ---------       -------          -------        -------       ---------      ---------
Net increase
(decrease) in
fund shares
outstanding......        (1,118)         8,015         2,177              112            126             600          9,758
                       ========      =========       =======          =======        =======       =========      =========

(*) Commencement of operations
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                           Mid Cap Blend                Large Cap Value            Large Cap Value CORE
                   ----------------------------- ----------------------------- -----------------------------
                      Unaudited                     Unaudited                     Unaudited
                   Six-Month Period  Year Ended  Six-Month Period  Year Ended  Six-Month Period  Year Ended
                    Ended June 30,  December 31,  Ended June 30,  December 31,  Ended June 30,  December 31,
                         2001           2000           2001           2000           2001           2000
                   ---------------- ------------ ---------------- ------------ ---------------- ------------
INCREASE (DE-
CREASE) IN NET
ASSETS
From operations
 Net investment
 income..........      $    51        $    49        $  1,732       $  3,416       $   118        $   168
 Net realized
 gain (loss).....         (534)           324           1,974          7,226           (63)            79
 Change in net
 unrealized ap-
 preciation (de-
 preciation).....          345          1,064           1,341         11,967           (98)           619
                       -------        -------        --------       --------       -------        -------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......         (138)         1,437           5,047         22,609           (43)           866
Distributions to
shareholders
from:
 Net investment
 income..........          (38)           (51)         (1,724)        (3,459)         (118)          (169)
 In excess of net
 investment
 income..........          --             --              --              (6)          --             --
 Realized gains..          --            (391)            --          (7,200)          --             (93)
 In excess of
 realized gain...          --            (455)            --            (131)          --             (59)
 Capital paid-in.          --             --              --             (90)          --             (14)
                       -------        -------        --------       --------       -------        -------
 Decrease in net
 assets resulting
 from
 distributions...          (38)          (897)         (1,724)       (10,886)         (118)          (335)
From fund share
transactions:
 Proceeds from
 shares sold.....       10,944         17,016          53,657         73,820        26,533         11,275
 Distributions
 reinvested......           38            897           1,724         10,886           118            335
 Payment for
 shares redeemed.       (9,466)        (3,004)        (38,513)       (47,743)         (667)          (348)
                       -------        -------        --------       --------       -------        -------
 Increase in net
 assets from fund
 share transac-
 tions...........        1,516         14,909          16,868         36,963        25,984         11,262
                       -------        -------        --------       --------       -------        -------
NET INCREASE IN
NET ASSETS.......        1,340         15,449          20,191         48,686        25,823         11,793
NET ASSETS
 Beginning of
 Period..........       21,259          5,810         204,535        155,849        18,164          6,371
                       -------        -------        --------       --------       -------        -------
 End of Period...      $22,599        $21,259        $224,726       $204,535       $43,987        $18,164
                       =======        =======        ========       ========       =======        =======
Analysis of fund
share
transactions:
 Sold............          924          1,377           3,722          5,462         2,580          1,118
 Reinvested......            3             75             119            780            12             33
 Redeemed........         (804)          (242)         (2,673)        (3,569)          (67)           (35)
                       -------        -------        --------       --------       -------        -------
Net increase in
fund shares
outstanding......          123          1,210           1,168          2,673         2,525          1,116
                       =======        =======        ========       ========       =======        =======
                        Large Cap Value CORE II
                   ---------------------------------
                      Unaudited       Period from
                   Six-Month Period June 30, 2000(*)
                    Ended June 30,  to December 31,
                         2001             2000
                   ---------------- ----------------
INCREASE (DE-
CREASE) IN NET
ASSETS
From operations
 Net investment
 income..........       $   25          $    34
 Net realized
 gain (loss).....          210               18
 Change in net
 unrealized ap-
 preciation (de-
 preciation).....         (236)             373
                   ---------------- ----------------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......           (1)             425
Distributions to
shareholders
from:
 Net investment
 income..........          (25)             (34)
 In excess of net
 investment
 income..........          --               --
 Realized gains..          --               (18)
 In excess of
 realized gain...          --               --
 Capital paid-in.          --               --
                   ---------------- ----------------
 Decrease in net
 assets resulting
 from
 distributions...          (25)             (52)
From fund share
transactions:
 Proceeds from
 shares sold.....          931            6,694
 Distributions
 reinvested......           25               51
 Payment for
 shares redeemed.         (363)          (1,089)
                   ---------------- ----------------
 Increase in net
 assets from fund
 share transac-
 tions...........          593            5,656
                   ---------------- ----------------
NET INCREASE IN
NET ASSETS.......          567            6,029
NET ASSETS
 Beginning of
 Period..........        6,029
                   ---------------- ----------------
 End of Period...       $6,596          $ 6,029
                   ================ ================
Analysis of fund
share
transactions:
 Sold............           90              662
 Reinvested......            2                4
 Redeemed........          (34)            (103)
                   ---------------- ----------------
Net increase in
fund shares
outstanding......           58              563
                   ================ ================

(*) Commencement of operations
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                        Large/Mid Cap Value              Money Market             Large/Mid Cap Value II
                   ----------------------------- ----------------------------- -----------------------------
                      Unaudited                     Unaudited                     Unaudited
                   Six-Month Period  Year Ended  Six-Month Period  Year Ended  Six-Month Period  Year Ended
                    Ended June 30,  December 31,  Ended June 30,  December 31,  Ended June 30,  December 31,
                         2001           2000           2001           2000           2001           2000
                   ---------------- ------------ ---------------- ------------ ---------------- ------------
INCREASE (DE-
CREASE) IN NET
ASSETS
From operations
 Net investment
 income (loss) ..      $    98        $    90       $  12,030      $  24,827       $    619       $    433
 Net realized
 gain............          695            103             --                         16,784         12,793
 Change in net
 unrealized
 appreciation
 (depreciation)..       (1,228)         1,310             --                        (19,884)        13,928
                       -------        -------       ---------      ---------       --------       --------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......         (435)         1,503          12,030         24,827         (2,481)        27,154
Distributions to
shareholders
from:
 Net investment
 income..........          (99)           (91)        (12,030)       (25,112)          (622)          (434)
 Realized gains..          --            (106)            --             --             --          (3,233)
 In excess of
 realized gain...          --             (71)            --             --             --          (9,663)
                       -------        -------       ---------      ---------       --------       --------
 Decrease in net
 assets resulting
 from
 distributions...          (99)          (268)        (12,030)       (25,112)          (622)       (13,330)
Capital
contributions....          --             --              --             284            --             --
From fund share
transactions:
 Proceeds from
 shares sold.....       28,374          8,712         337,399        582,795         26,003         46,034
 Distributions
 reinvested......           99            268          12,030         25,121            622         13,330
 Payment for
 shares redeemed.       (7,098)          (588)       (386,913)      (562,297)       (31,653)       (36,105)
                       -------        -------       ---------      ---------       --------       --------
 Increase
 (decrease) in
 net assets from
 fund
 share
 transactions....       21,375          8,392         (37,484)        45,619         (5,028)        23,259
                       -------        -------       ---------      ---------       --------       --------
NET INCREASE
(DECREASE) IN NET
ASSETS...........       20,841          9,627         (37,484)        45,618         (8,131)        37,083
NET ASSETS
 Beginning of
 Period..........       15,728          6,101         496,853        451,235        129,233         92,150
                       -------        -------       ---------      ---------       --------       --------
 End of Period...      $36,569        $15,728       $ 459,369      $ 496,853       $121,102       $129,233
                       =======        =======       =========      =========       ========       ========
Analysis of fund
share transac-
tions:
 Sold............        2,505            806         337,403         58,279          1,831          3,243
 Reinvested......            9             24          12,026          2,512             43            935
 Redeemed........         (628)           (56)       (386,913)       (56,230)        (2,213)        (2,571)
                       -------        -------       ---------      ---------       --------       --------
Net increase
(decrease) in
fund shares
outstanding......        1,886            774         (37,484)         4,561           (339)         1,607
                       =======        =======       =========      =========       ========       ========
                       Small/Mid Cap Growth
                   -----------------------------
                      Unaudited
                   Six-Month Period  Year Ended
                    Ended June 30,  December 31,
                         2001           2000
                   ---------------- ------------
INCREASE (DE-
CREASE) IN NET
ASSETS
From operations
 Net investment
 income (loss) ..      $   (275)      $   (366)
 Net realized
 gain............           233         18,384
 Change in net
 unrealized
 appreciation
 (depreciation)..         2,780         (2,257)
                   ---------------- ------------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......         2,738         15,761
Distributions to
shareholders
from:
 Net investment
 income..........           --             --
 Realized gains..           --         (17,683)
 In excess of
 realized gain...           --          (1,947)
                   ---------------- ------------
 Decrease in net
 assets resulting
 from
 distributions...           --         (19,630)
Capital
contributions....           --             --
From fund share
transactions:
 Proceeds from
 shares sold.....        25,249         35,984
 Distributions
 reinvested......           --          19,630
 Payment for
 shares redeemed.       (36,683)       (43,666)
                   ---------------- ------------
 Increase
 (decrease) in
 net assets from
 fund
 share
 transactions....       (11,434)        11,948
                   ---------------- ------------
NET INCREASE
(DECREASE) IN NET
ASSETS...........        (8,696)         8,079
NET ASSETS
 Beginning of
 Period..........       190,010        181,931
                   ---------------- ------------
 End of Period...      $181,314       $190,010
                   ================ ============
Analysis of fund
share transac-
tions:
 Sold............         1,881          2,392
 Reinvested......           --           1,474
 Redeemed........        (2,744)        (2,963)
                   ---------------- ------------
Net increase
(decrease) in
fund shares
outstanding......          (863)           903
                   ================ ============

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                            Bond Index            Large Cap Aggressive Growth       Small/Mid Cap CORE
                   ----------------------------- ----------------------------- -----------------------------
                      Unaudited                     Unaudited                     Unaudited
                   Six-Month Period  Year Ended  Six-Month Period  Year Ended  Six-Month Period  Year Ended
                    Ended June 30,  December 31,  Ended June 30,  December 31,  Ended June 30,  December 31,
                         2001           2000           2001           2000           2001           2000
                   ---------------- ------------ ---------------- ------------ ---------------- ------------
INCREASE
(DECREASE) IN NET
ASSETS
From operations
 Net investment
 income (loss)...      $ 2,195        $ 3,295        $   (11)       $   (88)       $    67        $    91
 Net realized
 gain (loss).....          811           (532)        (5,040)          (648)          (281)           669
 Change in net
 unrealized
 appreciation
 (depreciation)..         (208)         2,964          1,387         (5,205)           672           (536)
                       -------        -------        -------        -------        -------        -------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......        2,798          5,727         (3,664)        (5,941)           458            224
Distributions to
shareholders
from:
 Net investment
 income..........       (2,234)        (3,317)           --             --             (68)           (90)
 Realized gains..          --             --             --             (28)           --            (671)
 In excess of
 realized gain...          --             --             --            (168)           --            (102)
 Capital paid-in.          --             --             --            (284)           --             (53)
                       -------        -------        -------        -------        -------        -------
 Decrease in net
 assets resulting
 from
 distributions...       (2,234)        (3,317)           --            (480)           (68)          (916)
From fund share
transactions:
 Proceeds from
 shares sold.....       64,374         45,465         21,278         24,586         11,646         22,514
 Distributions
 reinvested......        2,234          1,488            --             481             68            669
 Payment for
 shares redeemed.      (50,779)       (23,031)        (8,229)        (7,476)        (6,051)        (9,103)
                       -------        -------        -------        -------        -------        -------
 Increase in net
 assets from fund
 share
 transactions....       15,829         23,922         13,049         17,591          5,663         14,080
                       -------        -------        -------        -------        -------        -------
NET INCREASE IN
NET ASSETS.......       16,393         26,332          9,385         11,170          6,053         13,388
NET ASSETS
 Beginning of
 Period..........       64,768         38,436         26,244         15,074         21,636          8,248
                       -------        -------        -------        -------        -------        -------
 End of Period...      $81,161        $64,768        $35,629        $26,244        $27,689        $21,636
                       =======        =======        =======        =======        =======        =======
Analysis of fund
share
transactions:
 Sold............        6,620          4,808          2,489          2,136          1,209          2,174
 Reinvested......          228            158            --              51              7             70
 Redeemed........       (5,170)        (2,443)          (955)          (692)          (633)          (880)
                       -------        -------        -------        -------        -------        -------
Net increase in
fund shares
outstanding......        1,678          2,523          1,534          1,495            583          1,364
                       =======        =======        =======        =======        =======        =======
                          Small Cap Value
                   -----------------------------
                      Unaudited
                   Six-Month Period  Year Ended
                    Ended June 30,  December 31,
                         2001           2000
                   ---------------- ------------
INCREASE
(DECREASE) IN NET
ASSETS
From operations
 Net investment
 income (loss)...      $   128        $    18
 Net realized
 gain (loss).....          587          3,781
 Change in net
 unrealized
 appreciation
 (depreciation)..        5,794           (223)
                   ---------------- ------------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......        6,509          3,576
Distributions to
shareholders
from:
 Net investment
 income..........         (127)           (17)
 Realized gains..          --          (3,779)
 In excess of
 realized gain...          --             --
 Capital paid-in.          --             --
                   ---------------- ------------
 Decrease in net
 assets resulting
 from
 distributions...         (127)        (3,796)
From fund share
transactions:
 Proceeds from
 shares sold.....       38,479         21,624
 Distributions
 reinvested......          127          3,796
 Payment for
 shares redeemed.      (15,851)        (1,334)
                   ---------------- ------------
 Increase in net
 assets from fund
 share
 transactions....       22,755         24,086
                   ---------------- ------------
NET INCREASE IN
NET ASSETS.......       29,137         23,866
NET ASSETS
 Beginning of
 Period..........       29,436          5,570
                   ---------------- ------------
 End of Period...      $58,573        $29,436
                   ================ ============
Analysis of fund
share
transactions:
 Sold............        2,965          1,733
 Reinvested......           10            339
 Redeemed........       (1,245)          (107)
                   ---------------- ------------
Net increase in
fund shares
outstanding......        1,730          1,965
                   ================ ============

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                        Real Estate Equity              Growth & Income                   Managed
                   ----------------------------- ----------------------------- -----------------------------
                      Unaudited                     Unaudited                     Unaudited
                   Six-Month Period  Year Ended  Six-Month Period  Year Ended  Six-Month Period  Year Ended
                    Ended June 30,  December 31,  Ended June 30,  December 31,  Ended June 30,  December 31,
                         2001           2000           2001           2000           2001           2000
                   ---------------- ------------ ---------------- ------------ ---------------- ------------
INCREASE
(DECREASE) IN NET
ASSETS
From operations
 Net investment
 income..........      $  2,154       $  8,456      $    5,214     $   32,578     $   30,654     $   91,310
 Net realized
 gain (loss).....         1,977          4,057        (358,645)       445,349        (93,386)       237,169
 Change in net
 unrealized
 appreciation
 (depreciation)..         3,352         25,634          54,423       (990,353)        16,960       (328,984)
                       --------       --------      ----------     ----------     ----------     ----------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......         7,483         38,147        (299,008)      (512,426)       (45,772)          (505)
Distributions to
shareholders
from:
 Net investment
 income..........        (2,314)        (8,456)         (4,850)       (33,412)       (31,123)       (93,117)
 In excess of net
 investment
 income..........           --            (404)            --             --             --             --
 Realized gains..           --            (649)            --        (519,555)           --        (235,437)
 In excess of
 realized gain...           --          (3,328)            --         (25,745)           --             --
 Capital paid-in.           --          (1,440)            --         (44,762)           --             --
                       --------       --------      ----------     ----------     ----------     ----------
 Decrease in net
 assets resulting
 from
 distributions...        (2,314)       (14,277)         (4,850)      (623,474)       (31,123)      (328,554)
 From fund share
 transactions:
 Proceeds from
 shares sold.....        34,355         51,873         163,739        110,896        369,833         66,759
 Distributions
 reinvested......         2,314         14,277           4,850        623,473         31,123        328,531
 Payment for
 shares redeemed.       (40,020)       (57,423)       (389,729)      (492,322)      (589,991)      (501,356)
                       --------       --------      ----------     ----------     ----------     ----------
 Increase (de-
 crease) in net
 assets from fund
 share transac-
 tions...........        (3,351)         8,727        (221,140)       242,047       (189,035)      (106,066)
                       --------       --------      ----------     ----------     ----------     ----------
NET INCREASE
(DECREASE) IN NET
ASSETS...........         1,818         32,597        (524,998)      (893,853)      (265,930)      (435,125)
NET ASSETS
 Beginning of
 Period..........       158,811        126,214       3,324,988      4,218,841      2,995,794      3,430,919
                       --------       --------      ----------     ----------     ----------     ----------
 End of Period...      $160,629       $158,811      $2,799,990     $3,324,988     $2,729,864     $2,995,794
                       ========       ========      ==========     ==========     ==========     ==========
Analysis of fund
share
transactions:
 Sold............         2,435          4,031          12,542          5,816         27,678          4,373
 Reinvested......           168          1,085             364         43,333          2,297         23,203
 Redeemed........        (2,962)        (4,499)        (29,744)       (25,508)       (43,513)       (32,979)
                       --------       --------      ----------     ----------     ----------     ----------
Net increase
(decrease) in
fund shares
outstanding......          (359)           617         (16,838)        23,641        (13,538)        (5,403)
                       ========       ========      ==========     ==========     ==========     ==========
                          Short-Term Bond
                   -----------------------------
                      Unaudited
                   Six-Month Period  Year Ended
                    Ended June 30,  December 31,
                         2001           2000
                   ---------------- ------------
INCREASE
(DECREASE) IN NET
ASSETS
From operations
 Net investment
 income..........      $  2,938       $ 4,615
 Net realized
 gain (loss).....           368          (582)
 Change in net
 unrealized
 appreciation
 (depreciation)..         1,013         1,702
                   ---------------- ------------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......         4,319         5,735
Distributions to
shareholders
from:
 Net investment
 income..........        (2,981)       (4,591)
 In excess of net
 investment
 income..........           --            --
 Realized gains..           --            --
 In excess of
 realized gain...           --            --
 Capital paid-in.           --            --
                   ---------------- ------------
 Decrease in net
 assets resulting
 from
 distributions...        (2,981)       (4,591)
 From fund share
 transactions:
 Proceeds from
 shares sold.....        60,735        29,529
 Distributions
 reinvested......         2,981         4,591
 Payment for
 shares redeemed.       (29,979)      (23,999)
                   ---------------- ------------
 Increase (de-
 crease) in net
 assets from fund
 share transac-
 tions...........        33,737        10,121
                   ---------------- ------------
NET INCREASE
(DECREASE) IN NET
ASSETS...........        35,075        11,265
NET ASSETS
 Beginning of
 Period..........        80,109        68,844
                   ---------------- ------------
 End of Period...      $115,184       $80,109
                   ================ ============
Analysis of fund
share
transactions:
 Sold............         6,108         3,035
 Reinvested......           299           472
 Redeemed........        (2,998)       (2,466)
                   ---------------- ------------
Net increase
(decrease) in
fund shares
outstanding......         3,409         1,041
                   ================ ============

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                         Small Cap Equity         International Opportunities          Equity Index
                   ----------------------------- ----------------------------- -----------------------------
                      Unaudited                     Unaudited                     Unaudited
                   Six-Month Period  Year Ended  Six-Month Period  Year Ended  Six-Month Period  Year Ended
                    Ended June 30,  December 31,  Ended June 30,  December 31,  Ended June 30,  December 31,
                         2001           2000           2001           2000           2001           2000
                   ---------------- ------------ ---------------- ------------ ---------------- ------------
INCREASE (DE-
CREASE) IN NET
ASSETS
From operations
 Net investment
 income (loss)...      $    (16)      $    920       $    625       $    465      $   2,946       $  5,723
 Net realized
 gain (loss).....        (4,381)         4,551         (3,043)         4,855         12,570         18,724
 Change in net
 unrealized
 appreciation
 (depreciation)..         7,093        (12,268)       (15,768)       (22,688)       (51,479)       (77,249)
                       --------       --------       --------       --------      ---------       --------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......         2,696         (6,797)       (18,186)       (17,368)       (35,963)       (52,802)
Distributions to
shareholders
from:
 Net investment
 income..........           --          (1,004)          (582)          (423)        (2,965)        (5,292)
 Realized gains..           --            (990)           --          (4,722)           --         (20,438)
 In excess of
 realized gain...           --          (1,431)           --            (390)           --            (231)
 Capital paid-in.           --          (2,130)           --            (749)           --            (555)
                       --------       --------       --------       --------      ---------       --------
 Decrease in net
 assets resulting
 from
 distributions...           --          (5,555)          (582)        (6,284)        (2,965)       (26,516)
From fund share
transactions:
 Proceeds from
 shares sold.....        23,006         33,823         41,686         81,609        171,574        226,311
 Shares issued in
 reorganization..           --             --             --          22,528            --             --
 Distributions
 reinvested......           --           5,555            582          6,285          2,965         26,516
 Payment for
 shares redeemed.       (19,502)       (25,895)       (56,201)       (46,530)      (122,123)       (99,146)
                       --------       --------       --------       --------      ---------       --------
 Increase
 (decrease) in
 net assets from
 fund share
 transactions....         3,504         13,483        (13,933)        63,892         52,416        153,681
                       --------       --------       --------       --------      ---------       --------
NET INCREASE
(DECREASE) IN NET
ASSETS...........         6,200          1,131        (32,701)        40,240         13,488         74,363
NET ASSETS
 Beginning of
 Period..........        70,031         68,900        120,034         79,794        525,659        451,296
                       --------       --------       --------       --------      ---------       --------
 End of Period...      $ 76,231       $ 70,031       $ 87,333       $120,034      $ 539,147       $525,659
                       ========       ========       ========       ========      =========       ========
Analysis of fund
share
transactions:
 Sold............         2,500          3,114          3,880          5,776         10,292         11,361
 Issued in
 reorganization..           --             --             --           1,947            --             --
 Reinvested......           --             614             55            536            178          1,473
 Redeemed........        (2,145)        (2,378)        (5,240)        (3,390)        (7,311)        (5,101)
                       --------       --------       --------       --------      ---------       --------
Net increase
(decrease) in
fund shares
outstanding......           355          1,350         (1,305)         4,869          3,159          7,733
                       ========       ========       ========       ========      =========       ========
                          High Yield Bond
                   -----------------------------
                      Unaudited
                   Six-Month Period  Year Ended
                    Ended June 30,  December 31,
                         2001           2000
                   ---------------- ------------
INCREASE (DE-
CREASE) IN NET
ASSETS
From operations
 Net investment
 income (loss)...      $  1,422       $  2,175
 Net realized
 gain (loss).....          (838)          (518)
 Change in net
 unrealized
 appreciation
 (depreciation)..           442         (4,604)
                   ---------------- ------------
 Net increase
 (decrease) in
 net assets
 resulting from
 operations......         1,026         (2,947)
Distributions to
shareholders
from:
 Net investment
 income..........        (1,445)        (2,186)
 Realized gains..           --             --
 In excess of
 realized gain...           --             --
 Capital paid-in.           --             --
                   ---------------- ------------
 Decrease in net
 assets resulting
 from
 distributions...        (1,445)        (2,186)
From fund share
transactions:
 Proceeds from
 shares sold.....        51,560         22,157
 Shares issued in
 reorganization..           --             --
 Distributions
 reinvested......         1,445          2,227
 Payment for
 shares redeemed.       (40,101)       (13,194)
                   ---------------- ------------
 Increase
 (decrease) in
 net assets from
 fund share
 transactions....        12,904         11,190
                   ---------------- ------------
NET INCREASE
(DECREASE) IN NET
ASSETS...........        12,485          6,057
NET ASSETS
 Beginning of
 Period..........        25,978         19,921
                   ---------------- ------------
 End of Period...      $ 38,463       $ 25,978
                   ================ ============
Analysis of fund
share
transactions:
 Sold............         6,650          2,663
 Issued in
 reorganization..           --             --
 Reinvested......           188            273
 Redeemed........        (5,167)        (1,610)
                   ---------------- ------------
Net increase
(decrease) in
fund shares
outstanding......         1,671          1,326
                   ================ ============

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                                            Global Bond
                                                   -----------------------------
                                                      Unaudited
                                                   Six-Month Period  Year Ended
                                                    Ended June 30,  December 31,
                                                         2001           2000
                                                   ---------------- ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
 Net investment income...........................      $  1,220       $  3,081
 Net realized loss...............................          (490)          (126)
 Change in net unrealized appreciation
 (depreciation)..................................        (3,642)         4,415
                                                       --------       --------
 Net increase (decrease) in net assets resulting
 from operations.................................        (2,912)         7,370
Distributions to shareholders from:
 Net investment income...........................           --          (4,040)
                                                       --------       --------
 Decrease in net assets resulting from
 distributions...................................           --          (4,040)
From fund share transactions:
 Proceeds from shares sold.......................         9,574         11,709
 Distributions reinvested........................           --           4,046
 Payment for shares redeemed.....................       (17,026)       (21,603)
                                                       --------       --------
 Decrease in net assets from fund share
 transactions....................................        (7,452)        (5,848)
                                                       --------       --------
NET DECREASE IN NET ASSETS.......................       (10,364)        (2,518)
NET ASSETS
 Beginning of Period.............................        68,473         70,991
                                                       --------       --------
 End of Period...................................      $ 58,109       $ 68,473
                                                       ========       ========
Analysis of fund share transactions:
 Sold............................................           960          1,168
 Reinvested......................................           --             401
 Redeemed........................................        (1,687)        (2,176)
                                                       --------       --------
Net decrease in fund shares outstanding..........          (727)          (607)
                                                       ========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------

Selected data for each fund share of beneficial interest outstanding throughout the period end indicated:

                              Income from Investment Operations                          Less Distributions
                             ------------------------------------ ---------------------------------------------------
                      Net       Net                                                         Distribution
                    Assets   Investment  Net Realized             Distribution Distribution in Excess of
                   Value at    Income   and Unrealized Total From   From Net     From Net       Net      Distribution
                   Beginning    Gain    Gain (Loss) on Investment  Investment    Gains on    Investment  From Capital
                   of Period   (Loss)   Investments(a) Operations    Income    Investments  Income/Gains   Paid-in
                   --------- ---------- -------------- ---------- ------------ ------------ ------------ ------------
Large Cap Growth
 Unaudited Period
 Ended June 30,
 2001............   $18.89        --        $(2.48)      $(2.48)        --           --           --           --
 Year Ended De-
 cember 31,
 2000............    27.33     $ 0.03        (4.89)       (4.86)     $(0.04)      $(2.69)      $(0.78)      $(0.07)
 1999............    26.19       0.09         6.03         6.12       (0.09)       (4.89)         --           --
 1998............    20.82       0.14         8.05         8.19       (0.14)       (2.68)         --           --
 1997............    17.49       0.17         5.21         5.38       (0.17)       (1.88)         --           --
 1996............    17.37       0.25         2.89         3.14       (0.25)       (2.77)         --           --
---------------------------------------------------------------------------------------------------------------------
Fundamental
Growth
 Unaudited Period
 Ended June 30,
 2001............    12.52      (0.02)       (2.64)       (2.66)        --           --           --           --
 Year Ended
 December 31,
 2000(f).........    14.42      (0.02)       (0.44)       (0.46)        --         (0.76)       (0.65)       (0.03)
 Period from
 August 31, to
 December 31,
 1999(h).........    10.00      (0.02)        5.34         5.32         --         (0.90)         --           --
---------------------------------------------------------------------------------------------------------------------
Aggressive Bal-
anced
 Unaudited Period
 Ended June 30,
 2001............    10.24       0.08        (0.48)       (0.40)      (0.08)         --           --           --
 Year Ended
 December 31,
 2000............    10.62       0.19        (0.35)       (0.16)      (0.19)       (0.02)       (0.01)         --
 Period from
 August 31, to
 December 31,
 1999(h).........    10.00       0.06         0.64         0.70       (0.05)       (0.03)         --           --
---------------------------------------------------------------------------------------------------------------------
Active Bond
 Unaudited Period
 Ended June 30,
 2001............     9.44       0.29         0.06         0.35       (0.30)         --           --           --
Year ended
December 31,
 2000............     9.12       0.64         0.28         0.92       (0.60)         --           --           --
 1999............     9.92       0.67        (0.76)       (0.09)      (0.71)         --           --           --
 1998............     9.95       0.69         0.11         0.80       (0.69)       (0.14)         --           --
 1997............     9.77       0.71         0.24         0.95       (0.71)       (0.06)         --           --
 1996............    10.13       0.69        (0.31)        0.38       (0.69)       (0.05)         --           --
---------------------------------------------------------------------------------------------------------------------
Active Bond II
 Unaudited Period
 Ended June 30,
 2001(l).........    10.33       0.29         0.05         0.34       (0.30)         --           --           --
 Period from June
 30, to December
 31, 2000(h).....    10.00       0.32         0.37         0.69       (0.31)       (0.05)         --           --
---------------------------------------------------------------------------------------------------------------------
                                                                  Ratios/Supplemental Data
                                                          -------------------------------------------------------
                                                                     Operating         Net
                                                          Net Assets Expenses       Investment
                                 Net Assets                 End of      to            Income
                                   Value      Total         Period    Average       (Loss) to        Portfolio
                       Total     at End of  Investment      (000s       Net          Average         Turnover
                   Distributions   Period   Return(b)      Omitted)   Assets        Net Assets         Rate
                   ------------- ---------- ------------- ---------- -------------- ---------------- ------------
Large Cap Growth
 Unaudited Period
 Ended June 30,
 2001............        --        $16.41     (13.11%)(c) $  877,882   0.47%(d)(e)     0.03%(d)        46.84%(c)
 Year Ended De-
 cember 31,
 2000............     $(3.58)       18.89     (17.89%)     1,146,787   0.46%           0.10%           89.30%
 1999............      (4.98)       27.33      24.07%      1,382,473   0.39%           0.33%           37.42%
 1998............      (2.82)       26.19      39.51%      1,126,764   0.41%           0.59%           56.41%
 1997............      (2.05)       20.82      30.89%        754,398   0.44%           0.86%           83.82%
 1996............      (3.02)       17.49      18.27%        524,145   0.44%           1.35%          135.98%
---------------------------------------------------------------------------------------------------------------------
Fundamental
Growth
 Unaudited Period
 Ended June 30,
 2001............        --          9.86     (21.20%)(c)     40,342   0.99%(d)(g)    (0.47%)(d)       51.34%(c)
 Year Ended
 December 31,
 2000(f).........      (1.44)       12.52      (3.03%)        46,114   0.96%(g)       (0.38%)         250.46%
 Period from
 August 31, to
 December 31,
 1999(h).........      (0.90)       14.42      54.57%(c)       9,175   0.95%(d)(g)    (0.55%)(d)       61.66%(c)
---------------------------------------------------------------------------------------------------------------------
Aggressive Bal-
anced
 Unaudited Period
 Ended June 30,
 2001............      (0.08)        9.76      (3.89%)(c)     20,378   0.77%(d)(i)     1.54%(d)(24)    86.54%(c)
 Year Ended
 December 31,
 2000............      (0.22)       10.24      (1.53%)        20,941   0.78%(i)        1.87%          164.89%
 Period from
 August 31, to
 December 31,
 1999(h).........      (0.08)       10.62       7.09%(c)      11,883   0.78%(d)(i)     1.68%(d)        70.28%(c)
---------------------------------------------------------------------------------------------------------------------
Active Bond
 Unaudited Period
 Ended June 30,
 2001............      (0.30)        9.49       3.63%(c)     816,297   0.71%(d)(j)     6.13%(d)(25)   130.85%(c)
Year ended
December 31,
 2000............      (0.60)        9.44      10.45%        842,299   0.41%(k)        6.98%          224.24%
 1999............      (0.71)        9.12      (0.94%)       850,286   0.28%           6.97%          182.90%
 1998............      (0.82)        9.92       8.23%        907,121   0.29%           6.84%          228.74%
 1997............      (0.77)        9.95      10.11%        803,770   0.31%           7.18%          138.29%
 1996............      (0.74)        9.77       4.10%        726,111   0.29%           7.07%          119.12%
---------------------------------------------------------------------------------------------------------------------
Active Bond II
 Unaudited Period
 Ended June 30,
 2001(l).........      (0.30)       10.37       3.24%(c)       6,583   0.80%(d)(m)     5.70%(d)(26)    24.50%(c)
 Period from June
 30, to December
 31, 2000(h).....      (0.36)       10.33       7.00%(c)       5,428   0.75%(d)       16.09%(d)       131.71%(c)
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------

Selected data for each fund share of beneficial interest outstanding throughout the period end indicated:

                              Income from Investment Operations                                 Less Distributions
                             ------------------------------------ ---------------------------------------------------
                      Net       Net                                                         Distribution
                    Assets   Investment  Net Realized             Distribution Distribution in Excess of
                   Value at    Income   and Unrealized Total From   From Net     From Net       Net      Distribution
                   Beginning    Gain    Gain (Loss) on Investment  Investment    Gains on    Investment  From Capital
                   of Period   (Loss)   Investments(a) Operations    Income    Investments  Income/Gains   Paid-in
                   --------- ---------- -------------- ---------- ------------ ------------ ------------ ------------
Emerging Markets
Equity
 Unaudited Period
 Ended June 30,
 2001............   $ 6.70     $ 0.04       $(0.25)      $(0.21)        --           --           --           --
 Year Ended De-
 cember 31,
 2000............    12.26      (0.02)       (4.91)       (4.93)        --        $(0.62)         --        $(0.01)
 1999(o).........     7.09       0.03         5.35         5.38      $(0.01)       (0.10)      $(0.42)         --
 Period from May
 1, to December
 31, 1988(h).....    10.00       0.03        (2.91)       (2.88)      (0.02)         --           --         (0.01)
--------------------------------------------------------------------------------------------------------------------------
International
Equity Index
 Unaudited Period
 Ended
 June 30, 2001...    15.39       0.17        (1.97)       (1.80)      (0.17)         --           --           --
 Year Ended
 December 31,
 2000............    19.64       0.23        (3.64)       (3.41)      (0.18)       (0.59)         --         (0.07)
 1999............    15.56       0.21         4.51         4.72       (0.21)       (0.38)       (0.05)         --
 1998............    15.20       0.23         2.91         3.14       (0.23)       (2.55)         --           --
 1997............    16.83       0.13        (0.97)       (0.84)      (0.13)       (0.66)         --           --
 1996............    15.61       0.21         1.22         1.43       (0.21)         --           --           --
--------------------------------------------------------------------------------------------------------------------------
International
Equity
 Unaudited Period
 Ended June 30,
 2001............     9.85       0.05        (1.48)       (1.43)      (0.05)         --           --           --
 Year ended
 December 31,
 2000............    11.95       0.06        (1.78)       (1.72)      (0.04)       (0.30)       (0.04)         --
 Period from
 August 31, to
 December 31,
 1999(h).........    10.00       0.01         2.12         2.13       (0.01)       (0.17)         --           --
--------------------------------------------------------------------------------------------------------------------------
Small Cap Growth
 Unaudited Period
 Ended June 30,
 2001............    13.47      (0.04)       (1.03)       (1.07)        --           --           --           --
 Year ended
 December 31,
 2000............    19.12      (0.02)       (4.16)       (4.18)        --         (0.12)         --         (1.35)
 1999............    12.99      (0.21)        9.06         8.85         --         (2.72)         --           --
 1998............    11.34      (0.05)        1.70         1.65         --           --           --           --
 1997............     9.93      (0.02)        1.44         1.42         --           --           --         (0.01)
 Period from May
 1, to December
 31, 1996(h).....    10.00       0.01        (0.06)       (0.05)      (0.02)         --           --           --
--------------------------------------------------------------------------------------------------------------------------
                                                                               Ratios/Supplemental Data
                                                                        --------------------------------------------------
                                                                          Net    Operating         Net
                                                                         Assets  Expenses       Investment
                                               Net Assets                End of     to            Income
                                                 Value      Total        Period   Average       (Loss) to     Portfolio
                       Total        Capital    at End of  Investment     (000s      Net          Average      Turnover
                   Distributions Contributions   Period   Return(b)     Omitted)  Assets        Net Assets      Rate
                   ------------- ------------- ---------- ------------- -------- -------------- ------------- ------------
Emerging Markets
Equity
 Unaudited Period
 Ended June 30,
 2001............        --            --        $ 6.49      (3.08)%(c) $27,606    1.33%(d)(n)     1.26%(d)     67.07%(c)
 Year Ended De-
 cember 31,
 2000............     $(0.63)          --          6.70     (40.11)%     31,010    1.32%(n)       (0.28)%      103.90%
 1999(o).........      (0.53)        $0.32        12.26      81.37%(p)   32,596    1.39%(n)        0.19%       196.32%
 Period from May
 1, to December
 31, 1988(h).....      (0.03)          --          7.09     (28.87)%(c)   7,310    1.55%(d)(n)     0.51%(d)     53.95%(c)
--------------------------------------------------------------------------------------------------------------------------
International
Equity Index
 Unaudited Period
 Ended
 June 30, 2001...      (0.17)          --         13.42     (11.77)%(c) 155,094    0.29%(d)(q)     2.71%(d)      0.88%(c)
 Year Ended
 December 31,
 2000............      (0.84)          --         15.39     (17.42)%    195,012    0.28%(r)        1.40%        14.86%
 1999............      (0.64)          --         19.64      30.87%     244,017    0.31%(r)        1.26%        19.01%
 1998............      (2.78)          --         15.56      20.82%     173,137    0.56%(r)        1.45%       158.63%
 1997............      (0.79)          --         15.20      (5.03)%    152,359    0.79%           0.78%        83.13%
 1996............      (0.21)          --         16.83       9.19%     155,753    0.76%           1.30%        92.03%
--------------------------------------------------------------------------------------------------------------------------
International
Equity
 Unaudited Period
 Ended June 30,
 2001............      (0.05)          --          8.37     (14.56)%(c)  21,086    1.09%(d)(s)     1.15%(d)     22.65%(c)
 Year ended
 December 31,
 2000............      (0.38)          --          9.85     (14.37)%     15,716    1.10%(s)        0.53%        75.41%
 Period from
 August 31, to
 December 31,
 1999(h).........      (0.18)          --         11.95      21.49%(c)   12,430    1.10%(d)(s)     0.21%(d)     26.76%(c)
--------------------------------------------------------------------------------------------------------------------------
Small Cap Growth
 Unaudited Period
 Ended June 30,
 2001............        --            --         12.40      (7.94)%(c) 202,053    0.84%(d)       (0.44%)(d)    45.16%(c)
 Year ended
 December 31,
 2000............      (1.47)          --         13.47     (21.43)%    234,542    0.82%          (0.50)%       97.73%
 1999............      (2.72)          --         19.12      70.38%     179,570    0.89%          (0.70)%      113.11%
 1998............        --            --         12.99      14.49%      74,849    1.00%(t)       (0.65)%      101.16%
 1997............      (0.01)          --         11.34      14.26%      48,761    1.00%(t)       (0.28)%       86.23%
 Period from May
 1, to December
 31, 1996(h).....      (0.02)          --          9.93      (0.50)%(c)  20,633    1.00%(d)(t)     0.12%(d)     50.93%(c)
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------

Selected data for each fund share of beneficial interest outstanding throughout the period end indicated:

                              Income from Investment Operations                          Less Distributions
                             ------------------------------------ ---------------------------------------------------
                      Net       Net                                                         Distribution
                    Assets   Investment  Net Realized             Distribution Distribution in Excess of
                   Value at    Income   and Unrealized Total From   From Net     From Net       Net      Distribution
                   Beginning    Gain    Gain (Loss) on Investment  Investment    Gains on    Investment  From Capital
                   of Period   (Loss)   Investments(a) Operations    Income    Investments  Income/Gains   Paid-in
                   --------- ---------- -------------- ---------- ------------ ------------ ------------ ------------
Health Sciences
 Period from May
 1, 2001,
 to June 30,
 2001(h).........   $10.00       --         $ 0.20       $ 0.20      $(0.01)         --           --           --
---------------------------------------------------------------------------------------------------------------------
Global Balanced
 Unaudited Period
 Ended June 30,
 2001............     9.27     $0.07         (0.45)       (0.38)      (0.07)         --           --           --
 Year ended
 December 31,
 2000(v).........    10.71      0.23         (1.20)       (0.97)      (0.24)      $(0.01)      $(0.10)      $(0.12)
 1999............    11.12      0.29          0.25         0.54       (0.29)       (0.44)       (0.16)       (0.06)
 1998............    10.11      0.34          1.44         1.78       (0.34)       (0.42)         --         (0.01)
 1997............    10.39      0.33         (0.05)        0.28       (0.33)       (0.22)         --         (0.01)
 Period from May
 1, to December
 31, 1996(h).....    10.00      0.24          0.41         0.65       (0.24)       (0.02)         --           --
---------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
 Unaudited Period
 Ended June 30,
 2001............    15.60     (0.02)        (3.88)       (3.90)        --           --           --           --
 Year ended
 December 31,
 2000............    29.22     (0.05)       (10.49)      (10.54)        --         (0.41)       (1.61)       (1.06)
 1999............    15.12     (0.19)        17.70        17.51         --         (3.41)         --           --
 1998............    11.93     (0.09)         4.75         4.66         --         (1.32)         --         (0.15)
 1997............    10.22     (0.02)         1.73         1.71         --           --           --           --
 Period from May
 1, to December
 31, 1996(h).....    10.00      0.05          0.22         0.27       (0.05)         --           --           --
---------------------------------------------------------------------------------------------------------------------
Mid Cap Blend
 Unaudited Period
 Ended June 30,
 2001............    12.12      0.03         (0.09)       (0.06)      (0.02)         --           --           --
 Year ended
 December 31,
 2000............    10.70      0.04          1.93         1.97       (0.04)       (0.24)       (0.27)         --
 Period from
 August 31, to
 December 31,
 1999(h).........    10.00      0.03          1.10         1.13       (0.03)       (0.40)         --           --
---------------------------------------------------------------------------------------------------------------------
                                                                 Ratios/Supplemental Data
                                                          -----------------------------------------------------
                                                            Net    Operating         Net
                                                           Assets  Expenses       Investment
                                 Net Assets                End of     to            Income
                                   Value      Total        Period   Average       (Loss) to        Portfolio
                       Total     at End of  Investment     (000s      Net          Average         Turnover
                   Distributions   Period   Return(b)     Omitted)  Assets        Net Assets         Rate
                   ------------- ---------- ------------- -------- -------------- ---------------- ------------
Health Sciences
 Period from May
 1, 2001,
 to June 30,
 2001(h).........     $(0.01)      $10.19       1.99%(c)  $ 22,189   1.10%(d)        0.14%(d)        12.66%(c)
---------------------------------------------------------------------------------------------------------------------
Global Balanced
 Unaudited Period
 Ended June 30,
 2001............      (0.07)        8.82      (4.23)%(c)   28,106   1.14%(d)(u)     1.48%(d)(27)    19.33%(c)
 Year ended
 December 31,
 2000(v).........      (0.47)        9.27      (9.08)%      28,527   0.98%(u)        2.32%          204.98%
 1999............      (0.95)       10.71       5.11%       31,577   1.00%(u)        2.73%          131.21%
 1998............      (0.77)       11.12      17.99%       30,416   1.10%(u)        3.20%          103.55%
 1997............      (0.56)       10.11       2.65%       25,420   1.10%(u)        3.18%           81.04%
 Period from May
 1, to December
 31, 1996(h).....      (0.26)       10.39       6.73%(c)    24,098   1.10%(d)(u)     3.59%(d)        22.21%(c)
---------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
 Unaudited Period
 Ended June 30,
 2001............        --         11.70     (24.99)%(c)  302,547   0.88%(d)       (0.33)%(d)       58.57%(c)
 Year ended
 December 31,
 2000............      (3.08)       15.60     (35.86)%     393,988   0.85%          (0.43)%         140.94%
 1999............      (3.41)       29.22     118.31%      452,937   0.93%          (0.68)%         106.06%
 1998............      (1.47)       15.12      39.07%       94,085   1.10%(w)       (0.64)%         137.01%
 1997............        --         11.93      16.66%       40,235   1.10%(w)       (0.26)%         124.04%
 Period from May
 1, to December
 31, 1996(h).....      (0.05)       10.22       2.69%(c)    16,492   1.10%(d)(w)     0.92%(d)        71.25%(c)
---------------------------------------------------------------------------------------------------------------------
Mid Cap Blend
 Unaudited Period
 Ended June 30,
 2001............      (0.02)       12.04      (0.50)%(c)   22,599   0.85%(d)(x)     0.45%(d)        74.26%(c)
 Year ended
 December 31,
 2000............      (0.55)       12.12      18.58%       21,259   0.85%(x)        0.44%          138.64%
 Period from
 August 31, to
 December 31,
 1999(h).........      (0.43)       10.70      11.53%(c)     5,810   0.85%(d)(x)     0.82%(d)        55.68%(c)
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------

Selected data for each fund share of beneficial interest outstanding throughout the period end indicated:

                              Income from Investment Operations                          Less Distributions
                             ------------------------------------ ---------------------------------------------------
                      Net       Net                                                         Distribution
                    Assets   Investment  Net Realized             Distribution Distribution in Excess of
                   Value at    Income   and Unrealized Total From   From Net     From Net       Net      Distribution
                   Beginning    Gain    Gain (Loss) on Investment  Investment    Gains on    Investment  From Capital
                   of Period   (Loss)   Investments(a) Operations    Income    Investments  Income/Gains   Paid-in
                   --------- ---------- -------------- ---------- ------------ ------------ ------------ ------------
Large Cap Value
 Unaudited Period
 Ended
 June 30, 2001...   $14.38     $0.11        $ 0.22       $ 0.33      $(0.11)         --           --           --
 Year ended
 December 31,
 2000............    13.49      0.27          1.45         1.72       (0.28)      $(0.53)      $(0.01)      $(0.01)
 1999............    14.02      0.27          0.18         0.45       (0.27)       (0.71)         --           --
 1998............    13.57      0.28          0.96         1.24       (0.28)       (0.51)         --           --
 1997............    11.09      0.29          2.84         3.13       (0.29)       (0.36)         --           --
 Period from May
 1, to
 December 31,
 1996(h).........    10.00      0.16          1.22         1.38       (0.16)       (0.13)         --           --
---------------------------------------------------------------------------------------------------------------------
Large Cap Value
CORE
 Unaudited Period
 Ended
 June 30, 2001...    10.42      0.04         (0.11)       (0.07)      (0.04)         --           --           --
 Year ended
 December 31,
 2000............    10.16      0.15          0.36         0.51       (0.15)       (0.06)       (0.03)       (0.01)
 Period from
 August 31, to
 December 31,
 1999(h).........    10.00      0.04          0.31         0.35       (0.03)       (0.14)       (0.01)       (0.01)
---------------------------------------------------------------------------------------------------------------------
Large Cap Value
CORE II
 Unaudited Period
 Ended
 June 30, 2001(1).   10.71      0.04         (0.08)       (0.04)      (0.04)         --           --           --
 Period from June
 30, to
 December 31,
 2000(h).........    10.00      0.06          0.74         0.80       (0.06)       (0.03)         --           --
---------------------------------------------------------------------------------------------------------------------
Large/Mid Cap
Value
 Unaudited Period
 Ended
 June 30, 2001...    11.57      0.05         (0.30)       (0.25)      (0.05)         --           --           --
 Year ended
 December 31,
 2000............    10.42      0.09          1.30         1.39       (0.10)       (0.08)       (0.06)         --
 Period from
 August 31, to
 December 31,
 1999(h).........    10.00      0.03          0.45         0.48       (0.03)       (0.02)       (0.01)         --
---------------------------------------------------------------------------------------------------------------------
Money Market
 Unaudited Period
 Ended
 June 30, 2001(4).    1.00      0.02           --          0.02       (0.02)         --           --           --
 Year ended
 December 31,
 2000............     1.00      0.06           --          0.06       (0.06)         --           --           --
 1999(23)........     1.00      0.04           --          0.04       (0.04)         --           --           --
 1998(23)........     1.00      0.05           --          0.05       (0.05)         --           --           --
 1997(23)........     1.00      0.05           --          0.05       (0.05)         --           --           --
 1996(23)........     1.00      0.05           --          0.05       (0.05)         --           --           --
---------------------------------------------------------------------------------------------------------------------
                                                                 Ratios/Supplemental Data
                                                          -----------------------------------------------
                                                            Net    Operating         Net
                                                           Assets  Expenses       Investment
                                 Net Assets                End of     to            Income
                                   Value      Total        Period   Average       (Loss) to   Portfolio
                       Total     at End of  Investment     (000s      Net          Average    Turnover
                   Distributions   Period   Return(b)     Omitted)  Assets        Net Assets    Rate
                   ------------- ---------- ------------- -------- -------------- ----------- -----------
Large Cap Value
 Unaudited Period
 Ended
 June 30, 2001...     $(0.11)      $14.60      2.34%(c)   $224,726   0.77%(d)        1.62%(d)    7.04%(c)
 Year ended
 December 31,
 2000............      (0.83)       14.38     12.97%       204,535   0.78%           2.04%      42.12%
 1999............      (0.98)       13.49      3.28%       155,849   0.85%           1.88%      32.62%
 1998............      (0.79)       14.02      9.26%       123,365   0.92%           2.08%      18.46%
 1997............      (0.65)       13.57     28.56%        73,269   1.00%(y)        2.42%      19.21%
 Period from May
 1, to
 December 31,
 1996(h).........      (0.29)       11.09     13.90%(c)     19,781   1.00%(d)(y)     2.74%(d)   19.95%(c)
---------------------------------------------------------------------------------------------------------------------
Large Cap Value
CORE
 Unaudited Period
 Ended
 June 30, 2001...      (0.04)       10.31     (0.66)%(c)    43,987   0.84%(d)(z)     0.93%(d)   29.44%(c)
 Year ended
 December 31,
 2000............      (0.25)       10.42      5.12%        18,164   0.85%(z)        1.54%      59.15%
 Period from
 August 31, to
 December 31,
 1999(h).........      (0.19)       10.16      3.58%(c)      6,371   0.85%(d)(z)     1.13%(d)   30.90%(c)
---------------------------------------------------------------------------------------------------------------------
Large Cap Value
CORE II
 Unaudited Period
 Ended
 June 30, 2001(1).     (0.04)       10.63     (0.33)%(c)     6,596   0.88%(d)(2)     0.81%(d)   14.04%(c)
 Period from June
 30, to
 December 31,
 2000(h).........      (0.09)       10.71      8.00%(c)      6,029   0.85%(d)        1.22%(d)   17.16%(c)
---------------------------------------------------------------------------------------------------------------------
Large/Mid Cap
Value
 Unaudited Period
 Ended
 June 30, 2001...      (0.05)       11.27     (2.22)%(c)    36,569   1.03%(d)(3)     0.88%(d)   38.78%(c)
 Year ended
 December 31,
 2000............      (0.24)       11.57     13.41%        15,728   1.05%(3)        0.97%      86.97%
 Period from
 August 31, to
 December 31,
 1999(h).........      (0.06)       10.42      4.72%(c)      6,101   1.05%(d)(3)     0.94%(d)   23.03%(c)
---------------------------------------------------------------------------------------------------------------------
Money Market
 Unaudited Period
 Ended
 June 30, 2001(4).     (0.02)        1.00      2.51%(c)    459,369   0.29%(d)        5.03%(d)     n/a
 Year ended
 December 31,
 2000............      (0.06)        1.00      6.29%(5)    496,853   0.29%           6.05%        n/a
 1999(23)........      (0.04)        1.00      5.05%       451,235   0.31%           4.95%        n/a
 1998(23)........      (0.05)        1.00      5.40%       395,195   0.31%           5.29%        n/a
 1997(23)........      (0.05)        1.00      5.38%       229,443   0.33%           5.32%        n/a
 1996(23)........      (0.05)        1.00      5.32%       213,235   0.30%           5.20%        n/a
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------

Selected data for each fund share of beneficial interest outstanding throughout the period end indicated:

                              Income from Investment Operations                          Less Distributions
                             ------------------------------------ ---------------------------------------------------
                      Net       Net                                                         Distribution
                    Assets   Investment  Net Realized             Distribution Distribution in Excess of
                   Value at    Income   and Unrealized Total From   From Net     From Net       Net      Distribution
                   Beginning    Gain    Gain (Loss) on Investment  Investment    Gains on    Investment  From Capital
                   of Period   (Loss)   Investments(a) Operations    Income    Investments  Income/Gains   Paid-in
                   --------- ---------- -------------- ---------- ------------ ------------ ------------ ------------
Large/Mid Cap
Value II
 Unaudited Period
 Ended
 June 30,
 2001(4).........   $14.65     $ 0.07       $(0.37)      $(0.30)     $(0.07)         --           --           --
 Year ended
 December 31,
 2000............    12.78       0.06         3.51         3.57       (0.06)      $(0.41)      $(1.23)         --
 1999............    12.19       0.08         0.59         0.67       (0.08)         --           --           --
 1998............    13.87       0.11        (1.68)       (1.57)      (0.11)         --           --           --
 1997............    11.35       0.05         3.59         3.64       (0.05)       (1.07)         --           --
 Period from May
 1, to
 December 31,
 1996(h).........    10.00       0.04         1.57         1.61       (0.04)       (0.22)         --           --
---------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
Growth
 Unaudited Period
 Ended
 June 30, 2001...    13.70      (0.03)        0.27         0.24         --           --           --           --
 Year ended
 December 31,
 2000............    14.03      (0.02)        1.27         1.25         --         (1.43)       (0.15)         --
 1999............    15.94      (0.07)        0.74         0.67         --         (2.41)         --        $(0.17)
 1998............    15.39      (0.02)        0.88         0.86         --         (0.31)         --           --
 1997............    16.52       0.01         0.56         0.57       (0.01)       (1.69)         --           --
 1996............    13.18       0.02         3.99         4.01       (0.02)       (0.65)         --           --
---------------------------------------------------------------------------------------------------------------------
Bond Index
 Unaudited Period
 Ended
 June 30, 2001...     9.74       0.29         0.02         0.31       (0.30)         --           --           --
 Year ended
 December 31,
 2000............     9.32       0.62         0.43         1.05       (0.63)         --           --           --
 1999............    10.19       0.63        (0.89)       (0.26)      (0.61)         --           --           --
 Period from May
 1, to
 December 31,
 1998(h).........    10.00       0.42         0.29         0.71       (0.42)       (0.10)         --           --
---------------------------------------------------------------------------------------------------------------------
Large Cap
Aggressive Growth
 Unaudited Period
 Ended
 June 30, 2001...     9.52       0.01        (1.23)       (1.22)        --           --           --           --
 Year ended
 December 31,
 2000............    11.94      (0.03)       (2.21)       (2.24)        --         (0.01)       (0.06)       (0.11)
 Period from
 August 31, to
 December 31,
 1999(h).........    10.00      (0.01)        2.03         2.02         --         (0.08)         --           --
---------------------------------------------------------------------------------------------------------------------
                                                                 Ratios/Supplemental Data
                                                          -----------------------------------------------------
                                                            Net    Operating         Net
                                                           Assets  Expenses       Investment
                                 Net Assets                End of     to            Income
                                   Value      Total        Period   Average       (Loss) to        Portfolio
                       Total     at End of  Investment     (000s      Net          Average         Turnover
                   Distributions   Period   Return(b)     Omitted)  Assets        Net Assets         Rate
                   ------------- ---------- ------------- -------- -------------- ---------------- ------------
Large/Mid Cap
Value II
 Unaudited Period
 Ended
 June 30,
 2001(4).........     $(0.07)      $14.28      (2.06)%(c) $121,102   0.85%(d)        1.00%(d)       141.53%(c)
 Year ended
 December 31,
 2000............      (1.70)       14.65      28.38%      129,233   0.87%           0.42%          235.80%
 1999............      (0.08)       12.78       5.52%       92,150   0.92%           0.64%          137.06%
 1998............      (0.11)       12.19     (11.33)%      94,820   0.96%           0.93%          173.33%
 1997............      (1.12)       13.87      32.17%       64,973   1.05%(6)        0.53%           93.78%
 Period from May
 1, to
 December 31,
 1996(h).........      (0.26)       11.35      16.18%(c)    10,926   1.05%(d)(6)     0.69%(d)        62.99%(c)
---------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
Growth
 Unaudited Period
 Ended
 June 30, 2001...        --         13.94       1.76%(c)   181,314   0.85%(d)       (0.30%)(d)       48.75%(c)
 Year ended
 December 31,
 2000............      (1.58)       13.70       9.25%      190,010   0.85%          (0.20)%         103.19%
 1999............      (2.58)       14.03       5.15%      181,931   0.85%          (0.27)%         172.58%
 1998............      (0.31)       15.94       5.61%      193,332   0.89%          (0.11)%         162.21%
 1997............      (1.70)       15.39       3.44%      213,612   0.85%           0.09%          331.19%
 1996............      (0.67)       16.52      30.33%      194,108   0.84%           0.18%          217.84%
---------------------------------------------------------------------------------------------------------------------
Bond Index
 Unaudited Period
 Ended
 June 30, 2001...      (0.30)        9.75       3.16%(c)    81,161   0.25%(d)        6.05%(d)(28)    53.84%(c)
 Year ended
 December 31,
 2000............      (0.63)        9.74      11.81%       64,768   0.25%(7)        6.80%           40.46%
 1999............      (0.61)        9.32      (2.57)%      38,436   0.29%(7)        6.56%           17.06%
 Period from May
 1, to
 December 31,
 1998(h).........      (0.52)       10.19       7.20%(c)    28,001   0.40%(d)(7)     6.17%(d)        21.09%(c)
---------------------------------------------------------------------------------------------------------------------
Large Cap
Aggressive Growth
 Unaudited Period
 Ended
 June 30, 2001...        --          8.30     (12.77)%(c)   35,629   0.98%(d)       (0.08)%(d)       53.63%(c)
 Year ended
 December 31,
 2000............      (0.18)        9.52     (18.77)%      26,244   1.00%(8)       (0.37)%          75.97%
 Period from
 August 31, to
 December 31,
 1999(h).........      (0.08)       11.94      20.18%(c)    15,074   1.08%(d)(8)    (0.39)%(d)       18.97%(c)
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------

Selected data for each fund share of beneficial interest outstanding throughout the period end indicated:

                              Income from Investment Operations                          Less Distributions
                             ------------------------------------ ---------------------------------------------------
                      Net       Net                                                         Distribution
                    Assets   Investment  Net Realized             Distribution Distribution in Excess of
                   Value at    Income   and Unrealized Total From   From Net     From Net       Net      Distribution
                   Beginning    Gain    Gain (Loss) on Investment  Investment    Gains on    Investment  From Capital
                   of Period   (Loss)   Investments(a) Operations    Income    Investments  Income/Gains   Paid-in
                   --------- ---------- -------------- ---------- ------------ ------------ ------------ ------------
Small/Mid Cap
CORE
 Unaudited Period
 Ended June 30,
 2001............   $ 9.82     $0.03        $ 0.12       $ 0.15      $(0.03)         --           --           --
 Year ended
 December 31,
 2000............     9.82      0.05          0.39         0.44       (0.05)      $(0.32)      $(0.05)      $(0.02)
 1999............     9.02      0.02          1.77         1.79       (0.03)       (0.96)         --           --
 Period from May
 1, to December
 31, 1998(h).....    10.00       --          (0.98)       (0.98)        --           --           --           --
---------------------------------------------------------------------------------------------------------------------
Small Cap Value
 Unaudited Period
 Ended June 30,
 2001(10)........    11.70      0.04          2.10         2.14       (0.04)         --           --           --
 Year ended
 December 31,
 2000............    10.13      0.01          3.37         3.38       (0.01)       (1.80)         --           --
 Period from
 August 31, to
 December 31,
 1999(h).........    10.00       --           0.49         0.49         --         (0.36)         --           --
---------------------------------------------------------------------------------------------------------------------
Real Estate
Equity
 Unaudited Period
 Ended June 30,
 2001............    13.67      0.19          0.62         0.81       (0.21)         --           --           --
 Year ended
 December 31,
 2000(o).........    11.47      0.76          2.73         3.49       (0.76)       (0.06)       (0.17)       (0.30)
 1999............    12.46      0.78         (0.99)       (0.21)      (0.78)         --           --           --
 1998............    15.91      0.77         (3.38)       (2.61)      (0.70)       (0.14)         --           --
 1997............    14.64      0.77          1.68         2.45       (0.71)       (0.41)         --         (0.06)
 1996............    11.70      0.76          2.97         3.73       (0.76)       (0.03)         --           --
---------------------------------------------------------------------------------------------------------------------
Growth & Income
 Unaudited Period
 Ended June 30,
 2001............    14.18      0.02         (1.31)       (1.29)      (0.02)         --           --           --
 Year ended
 December 31,
 2000(f).........    20.01      0.17         (2.77)       (2.60)      (0.17)       (2.69)       (0.14)       (0.23)
 1999............    19.49      0.20          2.88         3.08       (0.20)       (2.36)         --           --
 1998............    16.61      0.23          4.75         4.98       (0.23)       (1.87)         --           --
 1997............    14.65      0.27          4.07         4.34       (0.27)       (2.11)         --           --
 1996............    13.94      0.34          2.43         2.77       (0.34)       (1.72)         --           --
---------------------------------------------------------------------------------------------------------------------
                                                                  Ratios/Supplemental Data
                                                          -----------------------------------------------------
                                                                     Operating          Net
                                                          Net Assets Expenses        Investment
                                 Net Assets                 End of      to             Income
                                   Value      Total         Period    Average        (Loss) to     Portfolio
                       Total     at End of  Investment      (000s       Net           Average      Turnover
                   Distributions   Period   Return(b)      Omitted)   Assets         Net Assets      Rate
                   ------------- ---------- ------------- ---------- --------------- ------------- ------------
Small/Mid Cap
CORE
 Unaudited Period
 Ended June 30,
 2001............     $(0.03)      $ 9.94       1.51%(c)  $   27,689   0.90%(d)(9)      0.57%(d)     33.72%(c)
 Year ended
 December 31,
 2000............      (0.44)        9.82       4.63%         21,636   0.90%(9)         0.56%        94.78%
 1999............      (0.99)        9.82      20.54%          8,248   0.94%(9)         0.30%       109.12%
 Period from May
 1, to December
 31, 1998(h).....        --          9.02      (9.81)%(c)      5,015   1.05%(d)(9)     (0.01)%(d)    60.51%(c)
---------------------------------------------------------------------------------------------------------------------
Small Cap Value
 Unaudited Period
 Ended June 30,
 2001(10)........      (0.04)       13.80      18.25%(c)      58,573   1.04%(d)(11)     0.66%(d)     77.07%(c)
 Year ended
 December 31,
 2000............      (1.81)       11.70      34.19%         29,436   1.05%(11)        0.13%       220.80%
 Period from
 August 31, to
 December 31,
 1999(h).........      (0.36)       10.13       5.08%(c)       5,570   1.05%(d)(11)    (0.12)%(d)    51.97%(c)
---------------------------------------------------------------------------------------------------------------------
Real Estate
Equity
 Unaudited Period
 Ended June 30,
 2001............      (0.21)       14.27       5.95%(c)     160,629   1.08%(d)         2.87%(d)     10.80%(c)
 Year ended
 December 31,
 2000(o).........      (1.29)       13.67      31.29%        158,811   0.76%            5.99%        58.81%
 1999............      (0.78)       11.47      (1.69)%       126,214   0.70%            6.38%        12.95%
 1998............      (0.84)       12.46     (16.71)%       152,789   0.69%            5.48%        22.69%
 1997............      (1.18)       15.91      17.22%        204,131   0.69%            5.12%        20.04%
 1996............      (0.79)       14.64      33.07%        151,105   0.69%            6.14%        18.37%
---------------------------------------------------------------------------------------------------------------------
Growth & Income
 Unaudited Period
 Ended June 30,
 2001............      (0.02)       12.87      (9.13)%(c)  2,799,990   0.77%(d)(12)     0.35%(d)     43.75%(c)
 Year ended
 December 31,
 2000(f).........      (3.23)       14.18     (13.10)%     3,324,988   0.40%            0.84%       112.94%
 1999............      (2.56)       20.01      16.23%      4,218,841   0.28%            0.98%        70.16%
 1998............      (2.10)       19.49      30.25%      3,670,785   0.27%            1.24%        48.45%
 1997............      (2.38)       16.61      29.79%      2,785,964   0.28%            1.61%        74.56%
 1996............      (2.06)       14.65      20.10%      2,047,927   0.27%            2.24%        81.02%
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------

Selected data for each fund share of beneficial interest outstanding throughout the period end indicated:

                              Income from Investment Operations                          Less Distributions
                             ------------------------------------ ---------------------------------------------------
                      Net       Net                                                         Distribution
                    Assets   Investment  Net Realized             Distribution Distribution in Excess of
                   Value at    Income   and Unrealized Total From   From Net     From Net       Net      Distribution
                   Beginning    Gain    Gain (Loss) on Investment  Investment    Gains on    Investment  From Capital
                   of Period   (Loss)   Investments(a) Operations    Income    Investments  Income/Gains   Paid-in
                   --------- ---------- -------------- ---------- ------------ ------------ ------------ ------------
Managed
 Unaudited Period
 Ended June 30,
 2001............   $13.82     $0.15        $(0.38)      $(0.23)     $(0.15)         --           --           --
 Year ended
 December 31,
 2000(v).........    15.45      0.44         (0.45)       (0.01)      (0.44)      $(1.18)         --           --
 1999............    15.64      0.44          0.94         1.38       (0.43)       (1.14)         --           --
 1998............    14.35      0.46          2.43         2.89       (0.46)       (1.09)         --        $(0.05)
 1997............    13.35      0.59          1.86         2.45       (0.59)       (0.78)         --         (0.08)
 1996............    13.73      0.61          0.81         1.42       (0.61)       (1.19)         --           --
---------------------------------------------------------------------------------------------------------------------
Short-Term Bond
 Unaudited Period
 Ended June 30,
 2001............     9.86      0.28          0.14         0.42       (0.29)         --           --           --
 Year ended
 December 31,
 2000............     9.72      0.61          0.14         0.75       (0.61)         --           --           --
 1999............    10.05      0.61         (0.33)        0.28       (0.61)         --           --           --
 1998............    10.08      0.61         (0.03)        0.58       (0.61)         --           --           --
 1997............    10.05      0.59          0.03         0.62       (0.59)         --           --           --
 1996............    10.23      0.54         (0.18)        0.36       (0.54)         --           --           --
---------------------------------------------------------------------------------------------------------------------
Small Cap Equity
 Unaudited Period
 Ended June 30,
 2001............     9.14       --           0.37         0.37         --           --           --           --
 Year ended
 December 31,
 2000(v).........    10.92      0.14         (1.13)       (0.99)      (0.15)       (0.14)      $(0.20)       (0.30)
 1999............    11.59      0.09         (0.50)       (0.41)      (0.07)       (0.01)       (0.18)         --
 1998............    12.40      0.07         (0.81)       (0.74)      (0.07)         --           --           --
 1997............    10.73      0.08          2.66         2.74       (0.08)       (0.99)         --           --
 Period from May
 1, to
 December 31,
 1996(h).........    10.00      0.07          0.96         1.03       (0.07)       (0.23)         --           --
---------------------------------------------------------------------------------------------------------------------
International
Opportunities
 Unaudited Period
 Ended June 30,
 2001............    11.85      0.07         (1.96)       (1.89)      (0.06)         --           --           --
 Year ended
 December 31,
 2000(16)........    15.17      0.07         (2.57)       (2.50)      (0.06)       (0.62)       (0.05)       (0.09)
 1999............    12.21      0.10          3.95         4.05       (0.11)       (0.94)       (0.04)         --
 1998............    10.63      0.11          1.57         1.68       (0.10)         --           --           --
 1997............    10.60      0.10          0.11         0.21       (0.10)       (0.08)         --           --
 Period from May
 1, to
 December 31,
 1996(h).........    10.00      0.07          0.60         0.67       (0.07)         --           --           --
---------------------------------------------------------------------------------------------------------------------
                                                                   Ratios/Supplemental Data
                                                           ---------------------------------------------------------
                                                                      Operating          Net
                                                           Net Assets Expenses        Investment
                                 Net Assets                  End of      to             Income
                                   Value      Total          Period    Average        (Loss) to        Portfolio
                       Total     at End of  Investment       (000s       Net           Average         Turnover
                   Distributions   Period   Return(b)       Omitted)   Assets         Net Assets         Rate
                   ------------- ---------- -------------- ---------- --------------- ---------------- -------------
Managed
 Unaudited Period
 Ended June 30,
 2001............     $(0.15)      $13.44      (1.73)%(c)  $2,729,864   0.77%(d)         2.19%(d)(29)    90.71%(c)
 Year ended
 December 31,
 2000(v).........      (1.62)       13.82       0.03%       2,995,794   0.46%            2.86%          210.35%
 1999............      (1.57)       15.45       9.10%       3,430,919   0.36%            2.75%          203.86%
 1998............      (1.60)       15.64      20.42%       3,301,910   0.36%            2.99%          160.57%
 1997............      (1.45)       14.35      18.72%       2,800,127   0.37%            4.18%          200.41%
 1996............      (1.80)       13.35      10.72%       2,386,660   0.36%            4.41%          113.61%
---------------------------------------------------------------------------------------------------------------------
Short-Term Bond
 Unaudited Period
 Ended June 30,
 2001............      (0.29)        9.99       4.23%(c)      115,184   0.34%(d)         5.85%(d)(30)    45.15%(c)
 Year ended
 December 31,
 2000............      (0.61)        9.86       7.98%          80,109   0.36%            6.27%           52.68%
 1999............      (0.61)        9.72       2.96%          68,844   0.43%            6.25%          100.04%
 1998............      (0.61)       10.05       5.82%          77,194   0.53%            6.17%          184.50%
 1997............      (0.59)       10.08       6.41%          51,120   0.57%            5.67%          108.29%
 1996............      (0.54)       10.05       3.61%          58,676   0.75%(13)        5.66%           20.68%
---------------------------------------------------------------------------------------------------------------------
Small Cap Equity
 Unaudited Period
 Ended June 30,
 2001............        --          9.51       4.02%(c)       76,231   1.00%(d)(14)    (0.05)%(d)       21.00%(c)
 Year ended
 December 31,
 2000(v).........      (0.79)        9.14      (8.89)%         70,031   0.92%(14)        1.25%          189.57%
 1999............      (0.26)       10.92      (3.43)%         68,900   0.95%(14)        0.78%          117.33%
 1998............      (0.07)       11.59       5.96%          64,095   1.05%(14)        0.63%          100.83%
 1997............      (1.07)       12.40      25.57%          43,261   1.05%(14)        0.68%          126.10%
 Period from May
 1, to
 December 31,
 1996(h).........      (0.30)       10.73      10.33%(c)       10,541   1.05%(d)(14)     1.15%(d)        66.31%(c)
---------------------------------------------------------------------------------------------------------------------
International
Opportunities
 Unaudited Period
 Ended June 30,
 2001............      (0.06)        9.90     (15.98)%(c)      87,333   0.92%(d)(15)     1.19%(d)         8.59%(c)
 Year ended
 December 31,
 2000(16)........      (0.82)       11.85     (16.36)%(17)    120,034   0.93%(15)        0.47%           37.92%(17)
 1999............      (1.09)       15.17      34.01%          79,794   1.02%(15)        0.77%           34.02%
 1998............      (0.10)       12.21      15.92%          64,250   1.16%(15)        0.89%           18.67%
 1997............      (0.18)       10.63       1.95%          30,631   1.22%(15)        0.65%           21.09%
 Period from May
 1, to
 December 31,
 1996(h).........      (0.07)       10.60       6.72%(c)       17,898   1.25%(d)(15)     0.87%(d)         5.46%(c)
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
-------------------------------------------------------------------------------

Selected data for each fund share of beneficial interest outstanding throughout the period end indicated:

                              Income from Investment Operations                    Less Distributions
                             ------------------------------------ ----------------------------------------------------
                      Net       Net
                    Assets   Investment  Net Realized             Distribution Distribution                            Net Assets
                   Value at    Income   and Unrealized Total From   From Net     From Net   Distribution                 Value
                   Beginning    Gain    Gain (Loss) on Investment  Investment    Gains on   From Capital     Total     at End of
                   of Period   (Loss)   Investments(a) Operations    Income    Investments    Paid-in    Distributions   Period
                   --------- ---------- -------------- ---------- ------------ ------------ ------------ ------------- ----------
Equity Index
 Unaudited Period
 Ended June 30,
 2001............   $17.64     $0.09        $(1.27)      $(1.18)     $(0.10)         --           --        $(0.10)      $16.36
 Year ended
 December 31,
 2000............    20.46      0.22         (2.09)       (1.87)      (0.22)      $(0.72)      $(0.01)       (0.95)       17.64
 1999............    17.70      0.27          3.41         3.68       (0.26)       (0.66)         --         (0.92)       20.46
 1998............    14.21      0.25          3.76         4.01       (0.24)       (0.28)         --         (0.52)       17.70
 1997............    11.10      0.24          3.41         3.65       (0.24)       (0.25)       (0.05)       (0.54)       14.21
 Period from May
 1, to
 December 31,
 1996(h).........    10.00      0.15          1.26         1.41       (0.15)       (0.10)       (0.06)       (0.31)       11.10
---------------------------------------------------------------------------------------------------------------------------------
High Yield Bond
 Unaudited Period
 Ended June 30,
 2001............     7.33      0.35          0.06         0.41       (0.36)         --           --         (0.36)        7.38
 Year ended
 December 31,
 2000............     8.99      0.73         (1.65)       (0.92)      (0.74)         --           --         (0.74)        7.33
 1999............     9.23      0.72         (0.26)        0.46       (0.70)         --           --         (0.70)        8.99
 Period from May
 1, to
 December 31,
 1998(h).........    10.00      0.46         (0.76)       (0.30)      (0.46)       (0.01)         --         (0.47)        9.23
---------------------------------------------------------------------------------------------------------------------------------
Global Bond
 Unaudited Period
 Ended June 30,
 2001............    10.34      0.18         (0.66)       (0.48)        --           --           --           --          9.86
 Year ended
 December 31,
 2000(v).........     9.82      0.48          0.67         1.15       (0.63)         --           --         (0.63)       10.34
 1999............    10.60      0.48         (0.70)       (0.22)      (0.56)         --           --         (0.56)        9.82
 1998............    10.24      0.54          0.38         0.92       (0.29)       (0.09)       (0.18)       (0.56)       10.60
 1997............    10.16      0.59          0.30         0.89       (0.61)       (0.15)       (0.05)       (0.81)       10.24
 Period from May
 1, to
 December 31,
 1996(h).........    10.00      0.38          0.28         0.66       (0.38)       (0.12)         --         (0.50)       10.16
                                           Ratios/Supplemental Data
                                    -----------------------------------------------------
                                      Net    Operating          Net
                                     Assets  Expenses        Investment
                                     End of     to             Income
                     Total           Period   Average        (Loss) to       Portfolio
                   Investment        (000s      Net           Average        Turnover
                   Return(b)        Omitted)  Assets         Net Assets        Rate
                   ---------------- -------- --------------- --------------- ------------
Equity Index
 Unaudited Period
 Ended June 30,
 2001............     (6.74)%(c)    $539,147   0.19%(d)         1.15%(d)       11.28%(c)
 Year ended
 December 31,
 2000............     (9.15)%        525,659   0.19%            1.12%          34.11%
 1999............     21.08%         451,296   0.00%(18)        1.42%          55.24%
 1998............     28.45%         232,578   0.00%(18)        1.59%          43.31%
 1997............     32.79%(19)     101,390   0.00%(18)        1.97%          64.56%
 Period from May
 1, to
 December 31,
 1996(h).........     14.23%(c)(20)   14,650   0.00%(d)(18)     2.47%(d)       15.72%(c)
-----------------------------------------------------------------------------------------
High Yield Bond
 Unaudited Period
 Ended June 30,
 2001............      5.33%(c)       38,463   0.74%(d)(21)     9.21%(d)(31)   16.59%(c)
 Year ended
 December 31,
 2000............    (10.81)%         25,978   0.75%(21)        8.88%          21.94%
 1999............      5.13%          19,921   0.80%(21)        7.94%          38.62%
 Period from May
 1, to
 December 31,
 1998(h).........     (2.98)%(c)      14,789   0.90%(d)(21)     7.43%(d)       17.67%(c)
-----------------------------------------------------------------------------------------
Global Bond
 Unaudited Period
 Ended June 30,
 2001............     (4.68)%(c)      58,109   0.95%(d)(22)     3.79%(d)(32)   20.80%(c)
 Year ended
 December 31,
 2000(v).........     12.00%          68,473   0.81%(22)        4.71%         259.60%
 1999............     (2.16)%         70,991   0.83%(22)        4.70%         332.06%
 1998............      9.15%          66,791   0.95%(22)        5.27%         186.70%
 1997............      9.05%          28,647   1.00%(22)        5.80%          69.38%
 Period from May
 1, to
 December 31,
 1996(h).........      6.71%(c)       12,907   1.00%(d)(22)     6.05%(d)      171.39%(c)

(a) The amount shown at this caption for each fund share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the fund shares in relation to the fluctuating market values of the portfolio.
(b) The performance of the Funds shown on this page does not reflect expense reimbursements without which the returns would have been lower during the periods shown, and does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) Not annualized
(d) Annualized
(e) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .52% for the period ended June 30, 2001.
(f) The Fund entered into a new sub-advisory agreement with Putnam Investment Management, Inc. during the period shown.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
-------------------------------------------------------------------------------
(g) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.00% and 1.09%
    for the years ended December 31, 2000 and 1999, respectively, and 1.25% for the period ended June 30, 2001.
(h) Commencement of investment operations
(i) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .89% and .96% for the years ended December 31, 2000 and 1999, respectively, and 1.04% for the period ended June 30, 2001.
(j) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .73% for the period ended June 30, 2001.
(k) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .44% for the year ended December 31, 2000.
(l) The Fund entered into a new sub-advisory agreement with John Hancock Advisers, Inc. during the period shown.
(m) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.57% for the period ended June 30, 2001.
(n) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 2.49%, 3.44%, and 3.69% for the years ended December 31, 2000, 1999, and 1998, respectively, and 3.18% for the period ended June 30, 2001.
(o) The Fund entered into a new sub-advisory agreement with Morgan Stanley
    Dean Witter Investment Management, Inc. during the period shown.
(p) The total investment return includes the effect of the capital contribution of $.32 per share. The total investment return without the capital contribution would have been 79.02%.
(q) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .31% for the period ended June 30, 2001.
(r) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .37% and .38% and .63% for the years ended December 31, 2000, 1999, and 1998, respectively.
(s) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.76% and 1.71%
    for the years ended December 31, 2000 and 1999, respectively, and 1.61% for the period ended June 30, 2001.
(t) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.05%, 1.12%, and 1.55%, for the years ended December 31, 1998, 1997, and 1996, respectively.
(u) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.27%, 1.31%, 1.82, 1.56%, and 1.44% for the years ended December 31, 2000, 1999, 1998,
    1997, and 1996, respectively, and 1.31% for the period ended June 30, 2001.
(v) The Fund entered into a new sub-advisory agreement with Capital Guardian Trust Company during the period shown.
(w) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.13%, 1.42%, and 2.34%, for the years ended December 31, 1998, 1997, and 1996, respectively.
(x) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.04% and 1.20%
    for the years ended December 31, 2000 and 1999, respectively, and 1.06% for the period ended June 30, 2001.
(y) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.06% and 2.74%, for the years ended December 31, 1997 and 1996, respectively.
(z) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.09% and 1.17%
    for the years ended December 31, 2000 and 1999, respectively, and 1.00% for the period ended June 30, 2001.
(1) The Fund entered into a new sub-advisory agreement with Goldman Sachs
    Asset Management during the period shown.
(2) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.95% for the period ended June 30, 2001.
(3) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.36% and 1.42%
    for the years ended December 31, 2000 and 1999, respectively, and 1.16% for the period ended June 30, 2001.
(4) The Fund entered into a new sub-advisory agreement with Wellington Management Company, LLP during the period shown.
(5) The total investment return includes the effect of the capital contribution of $0.001 per share. The total investment return without the capital contribution would have been 6.18%.
(6) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.14% and 2.15%, for the years ended December 31, 1997 and 1996, respectively.
(7) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .27%, .35%, and .71%, for the years ended December 31, 2000, 1999, and 1998, respectively.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
-------------------------------------------------------------------------------
(8) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.05% and 1.17% for the year ended December 31, 2000 and 1999, respectively.
(9) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.23%, 2.24%, and 4.55%, for the years ended December 31, 2000, 1999, and 1998, respectively, and 1.16% for the period ended June 30, 2001.
(10) The Fund entered into a new sub-advisory agreement with T. Rowe Price Associates, Inc. during the period shown.
(11) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.29% and 1.61% for the year ended December 31, 2000 and 1999, respectively, and 1.10% for the period ended June 30, 2001.
(12) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .78% for the period ended June 30, 2001.
(13) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .79% for the year ended December 31, 1996.
(14) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .95%, .96%, 1.08%, 1.30%, and 2.06%, for the years ended December 31, 2000, 1999,
     1998, 1997 and 1996, respectively, and 1.01% for the period ended June
     30, 2001.
(15) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.09%, 1.15%, 1.46%, 1.57%, and 2.76%, for the years ended December 3, 2000, 1999,
     1998, 1997, and 1996, respectively, and 1.03% for the period ended June 30, 2001.
(16) The Fund entered into a new sub-advisory agreement with T. Rowe Price International, Inc. during the period shown.
(17) Excludes merger activity.
(18) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .22%, .34%, .65%, and 1.61%, for the years ended December 31, 1999, 1998, 1997, and 1996, respectively.
(19) The total investment return includes the effect of the capital contribution of $.04 per share. The total investment return without the capital contribution would have been 32.47%.
(20) The total investment return includes the effect of the capital contribution of $.06 per share. The total investment return without the capital contribution would have been 13.59%.
(21) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .87%, 1.04%, and 2.03%, for the years ended December 31, 2000, 1999, and 1998, respectively, and .84% for the period ended June 30, 2001.
(22) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been .91%, .84%, 1.02%, 1.32%, and 1.57%, for the years ended December 31, 2000, 1999,
      1998, 1997, and 1996, respectively, and .98% for the period ended June 30, 2001.
(23) Per share amounts have been restated to reflect a 10-for-1 stock split effective May 1, 2001.
(24) Had the Fund not amortized premiums on debt securities, the annual ratio of net income to average net assets would have been 1.58% for the period ended June 30, 2001.
(25) Had the Fund not amortized premiums on debt securities, the annual ratio of net income to average net assets would have been 6.33% for the period ended June 30, 2001.
(26) Had the Fund not amortized premiums on debt securities, the annual ratio of net income to average net assets would have been 5.85% for the period ended June 30, 2001.
(27) Had the Fund not amortized premiums on debt securities, the annual ratio of net income to average net assets would have been 1.75% for the period ended June 30, 2001.
(28) Had the Fund not amortized premiums on debt securities, the annual ratio of net income to average net assets would have been 6.40% for the period ended June 30, 2001.
(29) Had the Fund not amortized premiums on debt securities, the annual ratio of net income to average net assets would have been 1.58% for the period ended June 30, 2001.
(30) Had the Fund not amortized premiums on debt securities, the annual ratio of net income to average net assets would have been 6.14% for the period ended June 30, 2001.
(31) Had the Fund not amortized premiums on debt securities, the annual ratio of net income to average net assets would have been 9.27% for the period ended June 30, 2001.
(32) Had the Fund not amortized premiums on debt securities, the annual ratio of net income to average net assets would have been 4.43% for the period ended June 30, 2001.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                                                         Market
    Name of Issuer                                           Shares       Value
                                                                         (000's)
COMMON STOCK

Automobile - 0.5%
 General Motors Corp. - Cl. H .........................     216,600   $   4,386

Chemical - 0.3%
 Praxair, Inc. ........................................      65,000       3,055

Commercial Services - 1.7%
 Arbitron, Inc. .......................................      90,000       2,169
 Concord EFS, Inc. ....................................     110,000       5,721
 Informix Corp. .......................................      12,452          73
 Omnicom Group, Inc. ..................................      78,100       6,716
                                                                      ---------
                                                                         14,679
Computer Equipment - 10.0%
 Advanced Micro Devices, Inc. .........................     110,000       3,177
 Dell Computer Corp. ..................................     385,300      10,076
 Intel Corp. ..........................................   1,322,100      38,671
 International Business Machines Corp. ................     234,200      26,465
 Lexmark International Group, Inc. - Cl. A ............     134,000       9,011
                                                                      ---------
                                                                         87,400
Computer Software & Services - 13.6%
 Adobe Systems, Inc. ..................................     189,800       8,921
 Cadence Design Systems, Inc. * .......................     281,400       5,242
 Electronic Data Systems Corp. ........................      83,000       5,187
 First Data Corp. .....................................      50,100       3,219
 Fiserv, Inc. .........................................      60,000       3,839
 Intuit, Inc.* ........................................     206,000       8,238
 Microsoft Corp. ......................................     843,000      61,539
 Oracle Corp.* ........................................     671,200      12,753
 Peoplesoft, Inc. .....................................      60,300       2,969
 SunGard Data Systems, Inc. ...........................     239,200       7,178
                                                                      ---------
                                                                        119,085
Consumer Miscellaneous - 0.8%
 Black & Decker Corp. .................................     184,100       7,265

Cosmetic & Personal Care - 0.8%
 Colgate-Palmolive Co. ................................     120,000       7,079

Diversified Operations - 10.1%
 Danaher Corp. ........................................      98,200       5,499
 General Electric Co. .................................   1,599,500      77,976
 Tyco International, Ltd. .............................      90,000       4,905
                                                                      ---------
                                                                         88,380
Electric Power - 1.1%
 Calpine Corp. * ......................................      91,400       3,455
 Duke Energy Co. ......................................      95,000       3,706
 Exelon Corp. .........................................      35,000       2,244
                                                                      ---------
                                                                          9,405
Electronic Products & Services - 8.8%
 Analog Devices, Inc.* ................................     179,600       7,768
 Applera Corporation - Applied Biosystems Group .......     160,000       4,280
 Applied Materials, Inc.* .............................     169,400       8,317
 Cabot Microelectronics Corp. .........................      38,000       2,356
 Cisco Systems, Inc. * ................................     668,300      12,163
 KLA-Tencor Corp. * ...................................     105,900       6,192
 LSI Logic Corp. ......................................     179,000       3,365
 Maxim Integrated Products, Inc.* .....................     141,500       6,256
 Novellus Systems, Inc. * .............................     101,900       5,787
 QLogic Corp. .........................................      24,500       1,579
 Tektronix, Inc. ......................................     115,600       3,139
 Texas Instruments, Inc. ..............................     297,500       9,371
 Waters Corp. .........................................      71,300       1,969
 Xilinx, Inc. * .......................................     117,100       4,829
                                                                      ---------
                                                                         77,371
Energy - Alternative Source - 0.9%
 Dynegy, Inc. - Cl. A .................................     132,100       6,143
 El Paso Corp. ........................................      43,500       2,285
                                                                      ---------
                                                                          8,428
Food, Beverage & Tobacco - 2.0%
 Archer Daniels Midland Co. ...........................     184,100       2,393
 Philip Morris Cos., Inc. .............................     275,800      13,997
 Sara Lee Corp. .......................................      63,402       1,201
                                                                      ---------
                                                                         17,591
Health Care Products - 18.7%
 Abbott Laboratories ..................................     140,000       6,721
 Allergan, Inc. .......................................     155,400      13,287
 American Home Products Corp. .........................     172,900      10,104
 Baxter International, Inc. ...........................      72,000       3,528
 Bristol-Myers Squibb Co. .............................     187,700       9,817
 Invitrogen Corp. * ...................................      87,600       6,290
 Johnson & Johnson ....................................     322,774      16,139
 Laboratory Corp. of America Holdings .................      62,400       4,798
 Merck & Co., Inc. ....................................     256,500      16,393
 Pfizer, Inc. .........................................   1,388,500      55,609
 Pharmacia Corp. ......................................     141,700       6,511
 Schering-Plough Corp. ................................     330,400      11,974
 UnitedHealth Group, Inc. .............................      48,000       2,964
                                                                      ---------
                                                                        164,135
Health Care Services - 1.9%
 Lincare Holdings, Inc. ...............................     283,000       8,493
 Trigon Healthcare, Inc. ..............................      73,700       4,779
 Universal Health Services, Inc. - Cl. B * ............      82,200       3,740
                                                                      ---------
                                                                         17,012
Insurance - 1.8%
 Everest Group, Ltd. ..................................      25,000       1,870
 Hartford Financial Services Group, Inc. ..............      62,700       4,289
 Lincoln National Corp. ...............................      88,500       4,580

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                                                         Market
    Name of Issuer                                           Shares       Value
                                                                         (000's)
COMMON STOCK - Continued

Insurance - Continued
 Partners, Ltd. ..........................................   86,200   $   4,775
                                                                      ---------
                                                                         15,514
Leisure & Recreation - 0.2%
 Sabre Group Holdings, Inc. ..............................   38,000       1,900

Media - TV & Radio - 7.0%
 AOL Time Warner, Inc. * .................................  802,400      42,527
 BEA Systems, Inc. .......................................  108,100       3,320
 Clear Channel Communications, Inc. * ....................   38,700       2,426
 Viacom, Inc. - Cl. B * ..................................  168,900       8,741
 Westwood One, Inc. * ....................................  123,800       4,562
                                                                      ---------
                                                                         61,576
Natural Gas Distribution - 0.4%
 Enron Corp. .............................................   69,800       3,420

Oil & Natural Gas Exploration & Production - 0.3%
 Noble Drilling Corp. * ..................................   80,000       2,620

Oil - Equipment & Service - 0.3%
 BJ Services Co. .........................................  107,200       3,042

Personal & Commercial Lending - 0.9%
 Citigroup, Inc. .........................................  150,000       7,926

Retail - Department Stores - 9.0%
 Abercrombie & Fitch Co. .................................  102,800       4,575
 Bed Bath & Beyond, Inc. .................................  100,000       3,120
 Family Dollar Stores, Inc. ..............................  175,300       4,493
 Home Depot, Inc. ........................................  400,000      18,620
 Kohl's Corp. ............................................  289,500      18,160
 Lowe's Cos., Inc. .......................................  130,400       9,461
 Target Corp. ............................................   62,400       2,159
 TJX Cos., Inc. ..........................................  153,100       4,879
 Wal-Mart Stores, Inc. ...................................  272,500      13,298
                                                                      ---------
                                                                         78,765
Retail - Drug Stores - 1.1%
 CVS Corp. ...............................................   89,400       3,451
 Walgreen Co. ............................................  171,800       5,867
                                                                      ---------
                                                                          9,318
Telecommunication Equipment - 2.8%
 Comverse Technology, Inc. * .............................   55,100       3,146
 Linear Technology Corp. .................................  156,400       6,916
 Micron Technology, Inc. .................................   70,200       2,885
 Nokia Oyj - ADR .........................................   87,400       1,927
 Qualcomm, Inc. ..........................................  161,700       9,456
                                                                      ---------
                                                                         24,330
Telecommunication Services - 1.7%
 Broadwing, Inc. .........................................  182,300       4,457
 Sprint PCS (PCS Group) ..................................  310,200       7,492
 Verizon Communications ..................................   53,700       2,873
                                                                      ---------
                                                                         14,822

Telephone - 1.7%
 AT&T Corp. - Liberty Media Group - Cl. A * .............  216,500    $   3,787
 Qwest Communications International, Inc. * .............  344,700       10,985
                                                                      ---------
                                                                         14,772
U.S. Government Agencies - 1.1%
 Federal National Mortgage Assoc. .......................  117,400        9,997
                                                                      ---------
                                 TOTAL COMMON STOCK-99.5%               873,273
                                                                      ---------
SHORT-TERM INVESTMENTS

Investment in joint trading account - 2.0%
 Investment in joint trading account
  3.97% due 07/02/01 ..........................      $      17,658       17,658

Cash Equivalents - 2.3%
 Navigator Securities Lending Prime
  Portfolio ** ................................         22,023,031       20,023
                                                     -------------    ---------

                         TOTAL SHORT-TERM INVESTMENTS          4.3%      37,681
                                                     -------------    ---------
                                   TOTAL INVESTMENTS-        103.8%     910,954
                     Other Assets & Liabilities, Net-         (3.8)%    (33,072)
                                                     -------------    ---------
                                          NET ASSETS-        100.0%   $ 877,882
                                                     =============    =========

ADR-American Depository Receipts.
*  Non-income producing security.
** Represents investment of security lending collateral.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
FUNDAMENTAL GROWTH FUND

                                                                        Market
                    Name of Issuer                        Shares         Value
                                                                        (000's)
COMMON STOCK
Bank - 1.6%
 M&T Bank Corp. ..................................         3,750     $     283
 Zions Bancorp ...................................         6,400           378
                                                                     ---------
                                                                           661
Brokerage & Investment Management - 2.1%
 Investment Technology Group, Inc. ...............         7,500           377
 Legg Mason, Inc. ................................         9,700           483
                                                                     ---------
                                                                           860
Business Services - 1.6%
 Interpublic Group Cos., Inc. ....................        22,800           669
Commercial Services - 7.2%
 Cintas Corp. ....................................        10,700           495
 Concord EFS, Inc. ...............................         8,100           421
 Convergys Corp. *  ..............................        23,500           711
 Ecolab, Inc. ....................................         9,600           393
 Lamar Advertising Co.* ..........................        11,100           489
 The Dun & Bradstreet Corp. * ....................        11,800           395
                                                                     ---------
                                                                         2,904
Computer Equipment - 1.6%
 Brocade Communications Systems, Inc. * ..........         8,600           378
 McData Corp. ....................................         3,900            69
 Network Appliance, Inc. .........................        13,800           189
                                                                     ---------
                                                                           636
Computer Software & Services - 11.8%
 Adobe Systems, Inc. .............................         6,800           319
 Fiserv, Inc. ....................................        10,300           659
 i2 Technologies, Inc. ...........................         6,600           131
 Informatica Corp. ...............................         9,400           163
 Internet Security System, Inc. ..................         5,555           270
 Manugistics Group, Inc. .........................         6,400           160
 Micromuse, Inc. *  ..............................        12,100           339
 Peregrine Systems, Inc. .........................        42,500         1,232
 Retek, Inc. .....................................        11,800           566
 SunGard Data Systems, Inc. ......................         2,000            60
 Synopsys, Inc. ..................................         3,550           172
 VeriSign, Inc. ..................................        10,050           603
 WebMethods, Inc. ................................         4,000            85
                                                                     ---------
                                                                         4,759
Consumer Miscellaneous - 2.3%
 Harley-Davidson, Inc. ...........................        20,000           942
Cosmetic & Personal Care - 1.6%
 Estee Lauder Cos., Inc. - Cl. A .................        14,800           638
Electric Power - 2.1%
 Calpine Corp. *  ................................         8,350           316
 CMS Energy Corp. ................................        10,700           298
 Mirant Corp.*  ..................................         6,600           227
                                                                     ---------
                                                                           841
Electronic Products & Services - 15.0%
 Applera Corporation - Applied Biosystems
  Group ..........................................        14,600           390
 Atmel Corp. *  ..................................        41,500           560
 Celestica, Inc. .................................         9,150           471
 Emulex Corp. * ..................................         7,000           283
 GlobeSpan, Inc. .................................        10,250           150
 Integrated Device Technology, Inc. ..............         8,400           266
 Jabil Circuit, Inc. .............................        11,200           346
 KLA-Tencor Corp. * ..............................         4,150           243
 Lam Research Corp. ..............................         6,000           178
 LSI Logic Corp. .................................        14,800           278
 Maxim Integrated Products, Inc. *  ..............         4,600           203
 Micrel, Inc. ....................................         8,500           280
 PerkinElmer, Inc. ...............................        26,000           716
 PMC-Sierra, Inc. ................................        14,600           454
 QLogic Corp. * ..................................        13,200           851
 Waters Corp. * ..................................        14,000           386
                                                                     ---------
                                                                         6,055
Energy - Alternative Source - 0.9%
 Dynegy, Inc. - Cl.A .............................         7,470           347
Financial Services - 1.0%
 Providian Financial Corp.* ......................         6,600           391
Food, Beverage & Tobacco - 1.0%
 Sysco Corp. .....................................        15,400           418
Health Care Products - 17.9%
 Abgenix, Inc.* ..................................         5,550           250
 Allergan, Inc. ..................................         9,250           791
 Andrx Corp.* ....................................         8,600           662
 Diversa Corp. ...................................         4,300            87
 Forest Laboratories, Inc.* ......................           550            39
 Genzyme Corp. ...................................         3,800           232
 Gilead Sciences, Inc. *  ........................         5,850           340
 Human Genome Sciences, Inc. .....................         3,950           238
 IDEXX Laboratories, Inc. * ......................         7,900           247
 Inhale Therapeutic Systems, Inc. * ..............        10,300           237
 Invitrogen Corp. ................................         1,500           108
 Ivax Corp. ......................................        23,025           898
 King Pharmaceuticals, Inc. ......................         8,000           430
 MedImmune, Inc. *  ..............................        23,000         1,086
 Millennium Pharmaceuticals, Inc. * ..............        14,700           523
 Protein Design Labs, Inc. *  ....................         2,800           243
 Shire Pharmaceuticals Group Place
  ADR ............................................         6,100           338
 Stryker Corp. ...................................         8,350           458
                                                                     ---------
                                                                         7,207
Health Care Services - 2.5%
 AmeriSource Health Corp. - Cl. A ................         7,600           420
 Idec Pharmaceuticals Corp. ......................         3,700           251
 Quest Diagnostics, Inc. *  ......................         4,800           359
                                                                     ---------
                                                                         1,030

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
FUNDAMENTAL GROWTH FUND

                                                                        Market
                  Name of Issuer                          Shares         Value
                                                                        (000's)
COMMON STOCK - Continued
Insurance - 2.6%
 Ace, Ltd.* ......................................        14,600      $    571
 XL Capital, Ltd. - Cl. A ........................         6,100           501
                                                                      --------
                                                                         1,072
Leisure & Recreation - 1.0%
 Four Seasons Hotels, Inc. .......................         3,800           210
 International Game Technology ...................         3,200           201
                                                                      --------
                                                                           411
Media - TV / Radio - 2.4%
 BEA Systems, Inc. ...............................        11,200           344
 Radio One, Inc. .................................         3,100            71
 Radio One, Inc. - Cl. D* ........................         4,600           101
 Time Warner Telecom, Inc. - Cl. A ...............         6,340           213
 Univision Communications, Inc. - Cl. A* .........         5,700           244
                                                                      --------
                                                                           973
Oil & Natural Gas Exploration & Production - 4.1%
 Devon Energy Corp. ..............................         5,400           284
 Global Marine, Inc.* ............................        21,600           402
 Murphy Oil Corp. ................................         3,750           276
 Transocean Sedco Forex, Inc. ....................        16,900           697
                                                                      --------
                                                                         1,659
Oil - Equipment & Service - 2.1%
 Cooper Cameron Corp.* ...........................         4,900           273
 Smith International, Inc. .......................         9,300           557
                                                                      --------
                                                                           830
Personal & Commercial Lending - 2.1%
 AmeriCredit Corp. ...............................         3,900           202
 Capital One Financial Corp. .....................         8,100           486
 Metris Cos., Inc. ...............................         4,500           152
                                                                      --------
                                                                           840
Real Estate Investment Trust - 0.8%
 Boston Properties, Inc. .........................         7,700           315
Real Estate Operations - 0.6%
 HomeStore.com, Inc. .............................         7,000           245
Retail - Department Stores - 3.6%
 Family Dollar Stores, Inc. ......................        21,400           549
 RadioShack Corp. ................................        12,300           375
 Talbots, Inc. ...................................         4,300           188
 Tiffany & Co. ...................................         9,167           332
                                                                      --------
                                                                         1,444
Retail - Food - 3.3%
 Darden Restaurants, Inc. ........................        14,650           409
 Starbucks Corp. *  ..............................        39,500           908
                                                                      --------
                                                                         1,317
Telecommunication Equipment - 3.6%
 Comverse Technology, Inc.* ......................         3,950           226
 Linear Technology Corp. .........................         2,900           128
 Sonus Networks, Inc.* ...........................        13,000           304
 Symbol Technologies, Inc. .......................        35,550           789
                                                                      --------
                                                                         1,447
Telecommunication Services - 0.8%
 Crown Castle International Corp. ................        19,000           312
Telephone - 1.0%
 Telephone and Data Systems, Inc. ................         3,600           391
                                                                      --------
                               TOTAL COMMON STOCK-          98.2%       39,614
                                                                      --------
                                                            Par
                                                           Value
                                                          (000's)
SHORT-TERM INVESTMENTS - 2.9%

 Investment in joint trading account
 3.97% due 07/02/01 ..............................      $  1,186         1,186
                                                        --------      --------
                                TOTAL INVESTMENTS-         101.1%       40,800
                  Other Assets & Liabilities, Net-          (1.1)%        (458)
                                                        --------      --------
                                       NET ASSETS-         100.0%     $ 40,342
                                                        ========      ========

ADR-American Depository Receipts.
*Non-income producing security.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
AGGRESSIVE BALANCED FUND

                                                                        Market
                   Name of Issuer                         Shares         Value
                                                                        (000's)
COMMON STOCK
Aerospace & Defense - 1.5%
 Boeing Co. ......................................           800      $     44
 General Dynamics Corp. ..........................         1,300           101
 United Technologies Corp. .......................         2,100           154
                                                                      --------
                                                                           299
Automobile - 1.4%
 Ford Motor Co. ..................................         4,900           120
 General Motors Corp. ............................         1,800           116
 General Motors Corp. - Cl. H ....................         2,400            49
                                                                      --------
                                                                           285
Bank - 4.3%
 Bank of America Corp. ...........................         2,100           126
 Bank of New York Co., Inc. ......................         2,400           115
 Comerica, Inc. ..................................           900            52
 FleetBoston Financial Corp. .....................         1,700            67
 JP Morgan Chase & Co. ...........................         3,200           143
 US Bancorp ......................................         8,200           187
 Washington Mutual, Inc. .........................         5,100           191
                                                                      --------
                                                                           881
Chemical - 1.8%
 Air Products & Chemicals, Inc. ..................         2,100            96
 Dow Chemical Co. ................................         5,500           183
 Praxair, Inc. ...................................         2,100            99
                                                                      --------
                                                                           378
Commercial Services - 0.7%
 Avery Dennison Corp. ............................         1,700            87
 Concord EFS, Inc. ...............................           900            47
                                                                      --------
                                                                           134
Computer Equipment - 4.7%
 Apple Computer, Inc. ............................         2,600            61
 Dell Computer Corp. .............................         4,100           107
 Intel Corp. .....................................        11,100           325
 International Business Machines Corp. ...........         2,800           316
 Lexmark International Group, Inc. - Cl. A .......         2,200           148
                                                                      --------
                                                                           957
Computer Software & Services - 6.4%
 Adobe Systems, Inc. .............................         1,100            52
 Cadence Design Systems, Inc. ....................         4,600            86
 Electronic Data Systems Corp. ...................         1,500            94
 First Data Corp. ................................         2,800           180
 Intuit, Inc. ....................................         1,000            40
 Microsoft Corp. .................................         8,400           613
 Oracle Corp. ....................................         6,400           121
 Peoplesoft, Inc. ................................           700            34
 SunGard Data Systems, Inc. ......................         2,600            78
                                                                      --------
                                                                         1,298
Consumer Miscellaneous - 0.7%
 Black & Decker Corp. ............................         2,200            87
 Parker-Hannifin Corp. ...........................         1,300            55
                                                                      --------
                                                                           142
Cosmetic & Personal Care - 1.1%
 Avon Products, Inc. .............................         2,200           102
 Colgate-Palmolive Co. ...........................         1,000            59
 Unilever NV - NY Shares .........................           900            53
                                                                      --------
                                                                           214
Diversified Operations - 5.6%
 Danaher Corp. ...................................         1,300            73
 General Electric Co. ............................        17,100           834
 Tyco International, Ltd. ........................         4,300           234
                                                                      --------
                                                                         1,141
Electric Power - 2.1%
 AES Corp. .......................................           700            30
 Allegheny Energy, Inc. ..........................         1,800            87
 Duke Energy Co. .................................         3,400           133
 Exelon Corp. ....................................         2,700           173
                                                                      --------
                                                                           423
Electronic Products & Services - 2.6%
 Analog Devices, Inc. ............................         1,600            69
 Applied Materials, Inc. .........................         1,200            59
 Cisco Systems, Inc. .............................         3,500            64
 KLA-Tencor Corp. ................................           900            53
 LSI Logic Corp. .................................         2,300            43
 Maxim Integrated Products, Inc. .................         1,200            53
 Tektronix, Inc. .................................         1,700            46
 Texas Instruments, Inc. .........................         3,000            95
 Xilinx, Inc. ....................................         1,200            49
                                                                      --------
                                                                           531
Energy - Alternative Source - 0.7%
 Dynegy, Inc. - Cl. A ............................         1,800            83
 El Paso Corp. ...................................         1,100            58
                                                                      --------
                                                                           141
Food, Beverage & Tobacco - 3.5%
 Anheuser-Busch Cos., Inc. .......................         1,900            78
 Archer Daniels Midland Co. ......................         4,000            52
 Coca-Cola Co. ...................................         1,900            86
 General Mills, Inc. .............................         2,200            97
 Kraft Foods, Inc. - Cl.  A ......................         1,300            40
 PepsiCo, Inc. ...................................         1,500            66
 Philip Morris Cos., Inc. ........................         4,900           249
 Sara Lee Corp. ..................................         2,280            43
                                                                      --------
                                                                           711
Health Care Products - 8.9%
 Abbott Laboratories .............................         2,000            96
 Allergan, Inc. ..................................         1,400           120
 American Home Products Corp. ....................         1,800           105
 Bristol-Myers Squibb Co. ........................         4,100           215

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
AGGRESSIVE BALANCED FUND

                                                                        Market
                   Name of Issuer                         Shares         Value
                                                                        (000's)
COMMON STOCK - CONTINUED
Health Care Products - Continued
 Invitrogen Corp. ................................           600      $     43
 Johnson & Johnson ...............................         4,700           235
 Laboratory Corporation of America Holdings ......         1,200            92
 Merck & Co., Inc. ...............................         4,200           268
 Millipore Corp. .................................           700            43
 Pfizer, Inc. ....................................        13,300           533
 Schering-Plough Corp. ...........................         2,000            73
                                                                      --------
                                                                         1,823
Health Care Services - 0.7%
 First Health Group Corp. ........................         1,400            34
 Lincare Holdings, Inc. ..........................         2,000            60
 Trigon Healthcare, Inc. .........................           800            52
                                                                      --------
                                                                           146
Insurance - 3.4%
 American International Group, Inc. ..............         1,400           121
 Hartford Financial Services Group, Inc. .........         2,400           164
 Lincoln National Corp. ..........................         2,500           129
 St. Paul Cos., Inc. .............................         2,000           101
 Torchmark, Inc. .................................         2,300            93
 XL Capital, Ltd. - Cl. A ........................         1,000            82
                                                                      --------
                                                                           690
Leisure & Recreation - 0.4%
 Sabre Group Holdings, Inc. ......................         1,500            75

Media - TV & Radio - 3.5%
 AOL Time Warner, Inc. ...........................         8,100           429
 Clear Channel Communications, Inc. ..............           700            44
 The Walt Disney Co. .............................         3,400            98
 Viacom, Inc. - Cl. B ............................         2,800           145
                                                                      --------
                                                                           716
Metals & Mining - 1.1%
 Alcan Aluminum, Ltd. ............................         1,200            51
 Alcoa, Inc. .....................................         1,500            59
 Minnesota Mining & Manufacturing Co. ............         1,000           114
                                                                      --------
                                                                           224
Natural Gas Distribution - 0.3%
 Enron Corp. .....................................         1,800            88

Oil - 1.3%
 Baker Hughes, Inc. ..............................         1,800            60
 Royal Dutch Petroleum Co. - NY Shares ...........         3,700           216
                                                                      --------
                                                                           276
Oil & Natural Gas Exploration & Production - 3.5%
 BP Amoco PLC - ADR ..............................           800            40
 Chevron Corp. ...................................         1,500           136
 Exxon Mobil Corp. ...............................         4,900           428
 Kerr-McGee Corp. ................................           700            46
 Noble Drilling Corp. ............................           800            26
 USX-Marathon Group ..............................         1,600            47
                                                                      --------
                                                                           723
Paper & Forest Products - 0.5%
 Kimberly-Clark Corp. ............................         1,800           101

Personal & Commercial Lending - 2.9%
 Citigroup, Inc. .................................        11,100           586

Retail - Department Stores - 5.7%
 Abercrombie & Fitch Co. .........................         1,400            62
 Bed Bath & Beyond, Inc. .........................         2,100            65
 Home Depot, Inc. ................................         3,200           149
 Kohl's Corp. ....................................         2,100           132
 Lowe's Cos., Inc. ...............................         3,100           225
 May Department Stores Co. .......................         1,900            65
 Target Corp. ....................................         2,300            80
 TJX Cos., Inc. ..................................         3,600           115
 Toys "R" Us, Inc. ...............................         1,500            37
 Wal-Mart Stores, Inc. ...........................         4,900           239
                                                                      --------
                                                                         1,169
Retail - Drug Stores - 0.7%
 CVS Corp. .......................................         2,100            81
 Walgreen Co. ....................................         1,500            51
                                                                      --------
                                                                           132
Retail - Food - 0.2%
 Brinker International, Inc. .....................         1,200            31

Steel - 0.2%
 Nucor Corp. .....................................         1,000            49

Telecommunication Equipment - 1.1%
 Comverse Technology, Inc. .......................           700            40
 Linear Technology Corp. .........................         1,600            71
 Qualcomm, Inc. ..................................         1,900           111
                                                                      --------
                                                                           222
Telecommunication Services - 3.2%
 Broadwing, Inc. .................................         3,000            73
 Sprint PCS (PCS Group) ..........................         4,500           109
 Verizon Communications ..........................         7,100           380
 WorldCom, Inc. ..................................         7,000            99
                                                                      --------
                                                                           661
Telephone - 1.7%
 AT&T Corp. - Liberty Media Group -
    Cl. A ........................................         5,500            96
 Qwest Communications International, Inc. ........         5,300           169
 Telephone and Data Systems, Inc. ................           700            76
                                                                      --------
                                                                           341
Transportation Services - 0.2%
 Union Pacific Corp. .............................           600            33

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
AGGRESSIVE BALANCED FUND

                                                                        Market
                 Name of Issuer                           Shares         Value
                                                                        (000's)
COMMON STOCK - Continued

U.S. Government Agencies - 1.4%
 Federal National Mortgage Assoc. ................         3,300    $      281
                                                                    ----------
                               TOTAL COMMON STOCK-          78.0%       15,902
                                                                    ----------
                                                            Par
                                                           Value
                                                          (000's)
PUBLICLY-TRADED-BONDS
Aerospace & Defense - 0.1%
 Lockheed Martin Corp. - Bonds
 8.5% due 12/01/29 ...............................       $    15            17
Automobile - 0.3%
 Ford Motor Co. - Bonds
 6.625% due 10/01/28 .............................            60            52
Bank - 0.7%
 Bank of America Corp.
 7.4% due 01/15/11 ...............................            80            83
 BankBoston Corp. - Sr. Notes
 6.125% due 03/15/02 .............................            50            51
                                                                    ----------
                                                                           134
Brokerage & Investment Management - 0.4%
 Lehman Brothers Holdings, Inc. - Notes
 6.625% due 04/01/04 .............................            50            51
 Morgan Stanley Group, Inc.
 6.75% due 04/15/11 ..............................            30            30
                                                                    ----------
                                                                            81
Computer Equipment - 0.1%
 International Business Machines Corp. - Notes
 5.625% due 04/12/04 .............................            30            30

Electric Power - 0.1%
 Exelon Corp. - Sr. Notes
 6.75% due 05/01/11 ..............................            25            24

Financial Services - 0.8%
 Associates Corp. of North America - Sr. Notes
 6.25% due 11/01/08 ..............................            45            44
 General Electric Capital Corp.
 7.5% due 05/15/05 ...............................            30            32
 Goldman Sachs Group, Inc.
 6.875% due 01/15/11 .............................            25            25
 Green Tree Financial Corp. - Ser. 1996-8
  Cl. A6
 7.6% due 10/15/27 ...............................            50            53
                                                                    ----------
                                                                           154
Foreign Governmental - 0.4%
 Province of Quebec - Debs.
 5.5% due 04/11/06 ...............................            35            34
 7.5% due 09/15/29 ...............................            45            48
                                                                    ----------
                                                                            82
Health Care Services - 0.4%
 Columbia/HCA Healthcare Corp.
 6.91% due 06/15/05 ..............................            30            30
 HCA-The Healthcare Co. - Sr. Notes
 7.875% due 02/01/11 .............................            50            50
                                                                    ----------
                                                                            80
Media - TV & Radio - 0.3%
 News America, Inc. - Debs.
 7.125% due 04/08/28 .............................            20            17
 Time Warner, Inc.
 6.625% due 05/15/29 .............................            20            18
 Viacom, Inc.
 7.7% due 07/30/10 ...............................            30            32
                                                                    ----------
                                                                            67
Natural Gas Distribution - 0.2%
 Enron Corp. - Debs.
 9.125% due 04/01/03 .............................            30            32

Personal & Commercial Lending - 1.7%
 Citigroup, Inc.
 6.5% due 01/18/11 ...............................            60            60
 Citigroup, Inc. - Notes
 6.5% due 02/07/06 ...............................            30            30
 Ford Motor Credit Co. - Notes
 6.875% due 02/01/06 .............................            60            61
 General Motors Acceptance Corp.
 7.5% due 07/15/05 ...............................            40            42
 Household Financial Corp. - Notes
 6.0% due 05/01/04 ...............................            30            30
 6.5% due 01/24/06 ...............................            75            76
 6.75% due 05/15/11 ..............................            50            49
                                                                    ----------
                                                                           348
Retail - Department Stores - 0.5%
 Target Corp.
 6.35% due 01/15/11 ..............................            60            59
 Wal Mart Stores, Inc.
 7.55% due 02/15/30 ..............................            40            44
                                                                    ----------
                                                                           103
Retail - Food - 0.2%
 The Kroger Co.
 6.8% due 04/01/11 ...............................            50            49

Telecommunication Equipment - 0.1%
 BellSouth Capital Funding - Debs.
 7.875% due 02/15/30 .............................            10            11

Telecommunication Services - 0.2%
 Worldcom, Inc. - Notes
 7.5% due 05/15/11 ...............................            45            44

Telephone - 0.3%
 AT&T Corp. - Notes
 6.5% due 03/15/29 ...............................            15            13

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
AGGRESSIVE BALANCED FUND

                                                            Par         Market
                   Name of Issuer                          Value         Value
                                                          (000's)       (000's)
PUBLICLY-TRADED-BONDS - Continued
Telephone - Continued
 Sprint Capital Corp.
 7.625% due 01/30/11 .............................      $     40      $     39
 U.S. West Capital Funding, Inc.
 6.875% due 07/15/28 .............................            10             9
                                                                      --------
                                                                            61
U.S. Government Agencies - 11.2%
 Federal National Mortgage Assoc.
 6.0% due 07/25/16 ...............................           150           148
 6.0% due 07/25/31 ...............................           220           211
 6.625% due 11/15/30 .............................           168           169
 6.75% due 08/15/02 ..............................           110           113
 7.0% due 07/25/31 ...............................           240           241
 7.125% due 06/15/10 .............................           160           171
 7.5% due 07/25/16 ...............................           300           308
 7.5% due 07/25/31 ...............................           279           285
 Federal National Mortgage Assoc. - Notes
 4.75% due 11/14/03 ..............................           400           400
 7.0% due 07/15/05 ...............................           220           232
                                                                      --------
                                                                         2,278
U.S. Governmental - 3.1%
 U.S. Treasury - Bonds
 5.875% due 11/15/04 .............................           310           321
 8.875% due 08/15/17 .............................            90           118
 U.S. Treasury - Notes
 5.75% due 08/15/10 ..............................            65            67
 6.5% due 02/15/10 ...............................            20            21
 6.625% due 05/15/07 .............................           100           107
                                                                      --------
                                                                           634
 TOTAL PUBLICLY-TRADED BONDS .....................          21.1%        4,281
                                                        --------      --------

SHORT-TERM INVESTMENTS - 7.3%
 Investment in joint trading account
  3.97% due 07/02/01 .............................         1,495         1,495
                                                        --------      --------
                                TOTAL INVESTMENTS-         106.4%       21,678
                  Other Assets & Liabilities, Net-          (6.4)%      (1,300)
                                                        --------      --------
                                       NET ASSETS-         100.0%     $ 20,378
                                                        ========      ========

ADR-American Depository Receipts.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
ACTIVE BOND FUND


                                                            Par         Market
                  Name of Issuer                           Value         Value
                                                          (000's)       (000's)
PUBLICLY-TRADED BONDS

Aerospace & Defense - 1.0%
 Boeing Cap. Corp. - Sr. Notes
 6.1% due 03/01/11 ...............................     $   2,480     $   2,417
 Jet Equipment Trust
 10.91% due 08/15/14 .............................         2,100         2,268
 Lockheed Martin Corp. - Bonds
 8.5% due 12/01/29 ...............................         3,305         3,665
                                                                     ---------
                                                                         8,350
Agricultural Operations - 0.5%
 Cargill, Inc.
 6.25% due 05/01/06 ..............................         1,870         1,867
 Marlin Water Trust - Sr. Notes 144A
 7.09% due 12/15/01 ..............................         2,553         2,570
                                                                     ---------
                                                                         4,437
Automobile - 0.7%
 Delphi Automotive Systems Corp. - Notes
 6.55% due 06/15/06 ..............................         3,100         3,104
 Ford Motor Co. - Bonds
 7.45% due 07/16/31 ..............................         2,675         2,567
                                                                     ---------
                                                                         5,671
Bank - 4.0%
 Abbey National First Capital - Sr. Sub. Notes
 8.2% due 10/15/04 ...............................         4,000         4,281
 Bank One Corp.
 7.875% due 08/01/10 .............................         1,575         1,686
 Barclays Bank PLC 144A
 7.375% due 12/15/49 .............................         2,070         2,056
 BNP Paribus Capital Trust - Sub. 144A
 9.003% due 12/29/49 .............................         1,625         1,779
 Capital One Bank - Sr. Notes
 6.875% due 02/01/06 .............................         1,905         1,860
 Colonial Bank Montgomery Al -
  Sub. Notes
 9.375% due 06/01/11 .............................         1,555         1,589
 HSBC Holdings PLC
 7.5% due 07/15/09 ...............................         2,115         2,210
 International Bank of
  Reconstruction & Development - Debs.
 8.25% due 09/01/16 ..............................         2,150         2,523
 RBSG Capital Corp. - Notes
 10.125% due 03/01/04 ............................         5,000         5,500
 Royal Bank of Scotland Group PLC
 8.817% due 03/31/05 .............................         1,870         2,006
 Sanwa Bank , Ltd. - Sub. Notes
 7.4% due 06/15/11 ...............................         1,650         1,591
 Skandinaviska Enskida Banken -
  Sub. Notes STEP UP 144A
 6.5% due 12/29/49 ...............................         1,935         1,947
 Standard Chartered Bank - Sub. Notes 144A
 8.0% due 05/30/31 ...............................         1,685         1,712
 Zions Financial Corp. - GTD 144A
 6.95% due 05/15/11 ..............................         2,255         2,255
                                                                     ---------
                                                                        32,995
Brokerage & Investment Management - 0.4%
 Salomon Brothers Mortgage Securities VII
 6.75% due 07/25/24 ..............................         1,890         1,897
 Salomon, Inc. - Notes
 5.875% due 03/15/06 .............................         1,540         1,530
                                                                     ---------
                                                                         3,427
Chemical - 0.7%
 Akzo Nobel, Inc. - Bonds 144A
 6.0% due 11/15/03 ...............................         1,630         1,644
 Equistar Chemical - Notes
 8.5% due 02/15/04 ...............................         1,650         1,596
 Millenium  America, Inc. 144A
 9.25% due 06/15/08 ..............................           790           790
 NOVA Chemicals Corp. - Notes
 7.0% due 05/15/06 ...............................         1,665         1,658
                                                                     ---------
                                                                         5,688
Computer Software & Services - 0.4%
 Systems 2001 LLC - Cl. B 144A
 7.156% due 12/15/11 .............................         3,120         3,117
Container - 0.3%
 Sealed Air Corp.
 8.75% due 07/01/08 ..............................           985           959
 Stone Container Corp.
 9.75% due 02/01/11 ..............................         1,315         1,338
                                                                     ---------
                                                                         2,297
Cosmetic & Personal Care - 0.2%
 International Flavors & Fragrances,
  Inc.- Notes 144A
 6.45% due 05/15/06 ..............................         1,980         1,977
Electric Power - 8.4%
 AES Corp.
 9.375% due 09/15/10 .............................           725           730
 AES Corp. - Sr. Notes
 9.5% due 06/01/09 ...............................         1,645         1,678
 AES Corp. - Sr. Sub. Notes
 10.25% due 07/15/06 .............................         2,243         2,254
 AES Eastern Energy
 9.0% due 01/02/17 ...............................         2,130         2,180

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                            Par         Market
          Name of Issuer                                   Value         Value
                                                          (000's)       (000's)

PUBLICLY-TRADED BONDS - Continued

Electric Power - Continued
 Beaver Valley Funding Corp. - Debs.
 9.0% due 06/01/17 ...............................    $    2,365     $   2,486
 BVPS II Funding Corp. - Coll. Lease Bonds
 8.89% due 06/01/17 ..............................         2,464         2,620
 CalEnergy Co., Inc. - Bonds
 8.48% due 09/15/28 ..............................         2,685         2,893
 Calpine Canada Energy
 8.5% due 05/01/08 ...............................         1,600         1,536
 Calpine Corp.
 8.25% due 08/15/05 ..............................         1,460         1,449
 Calpine Corp. - Sr. Notes
 8.5% due 02/15/11 ...............................         1,595         1,534
 10.5% due 05/15/06 ..............................         1,920         1,958
 Cleveland Electric Illuminating Co.
 7.88% due 11/01/17 ..............................           480           489
 Cleveland Electric Illuminating Co. - 1st Mtge.
 9.5% due 05/15/05 ...............................         5,775         5,949
 CMS Energy Corp.
 9.875% due 10/15/07 .............................           730           765
 CMS Energy Corp. - Sr. Notes
 6.75% due 01/15/04 ..............................         2,040         1,960
 8.125% due 05/15/02 .............................         2,650         2,655
 CMS Energy Corp - Sr. Notes
 8.5% due 04/15/11 ...............................           310           301
 Exelon Generation Co. LLC - Sr. Notes 144A
 6.95% due 06/15/11 ..............................         3,090         3,070
 Long Island Lighting Co. - Debs.
 8.2% due 03/15/23 ...............................         3,235         3,279
 Mirant Corp.
 8.3% due 05/01/11 ...............................         1,940         1,954
 Monterrey Power SA de CV - Sec. Bonds 144A
 9.625% due 11/15/09 .............................           650           684
 Niagara Mohawk Power Corp. - Debs.
 8.77% due 01/01/18 ..............................         3,909         3,984
 Pinnacle West Capital Corp. - Sr. Notes
 6.4% due 04/01/06 ...............................         2,345         2,299
 PNPP II Funding Corp. - Debs.
 9.12% due 05/30/16 ..............................         2,455         2,629
 Progress Energy, Inc. - Sr. Notes
 7.1% due 03/01/11 ...............................         1,555         1,575
 PSEG Energy Holdings, Inc. - Sr. Notes 144A
 8.625% due 02/15/08 .............................         1,665         1,673
 PSEG Power LLC
 8.625% due 04/15/31 .............................         1,665         1,794
 Sierra Pacific Resources - Notes
 8.75% due 05/15/05 ..............................         1,125         1,151
 System Energy Resources, Inc. - 1st Mtge.
 7.71% due 08/01/01 ..............................         2,590         2,596
 TXU Electric & Gas
 8.175% due 01/30/37 .............................         1,810         1,781
 Waterford  Funding Corp. - Bonds
 8.09% due 01/02/17 ..............................         4,136         4,073
 XCEL Energy, Inc. - Sr. Notes
 7.0% due 12/01/10 ...............................         2,470         2,478
                                                                     ---------
                                                                        68,457
Electrical Equipment - 0.3%
 HQI Transelec Chile
 7.875% due 04/15/11 .............................         2,500         2,509
Financial Services - 4.0%
 American Express Credit Corp.
 7.2% due 09/17/07 ...............................         2,000         2,119
 Bank of New York Institution  Capital 144A
 7.78% due 12/01/26 ..............................         3,350         3,282
 ERAC USA Finance Co.
 7.95% due 12/15/09 ..............................         1,675         1,707
 ERAC USA Finance Co. - Notes 144A
 6.625% due 02/15/05 .............................           900           892
 ERAC USA Finance Co. - Notes GTD 144A
 7.35% due 06/15/08 ..............................         1,550         1,536
 Fosters Finance Corp. - Notes   144A
 6.875% due 06/15/11 .............................         1,490         1,476
 Goldman Sachs Group, Inc.
 6.875% due 01/15/11 .............................         2,385         2,372
 Heller Financial, Inc. - Notes
 6.375% due 03/15/06 .............................         1,490         1,501
 ING Capital Funding Trust III
 8.439% due 12/31/49 .............................         1,770         1,878
 Pemex Project
 9.125% due 10/13/10 .............................         2,500         2,639
 Qwest Capital Funding - Bonds 144A
 7.75% due 02/15/31 ..............................         3,215         3,154
 Sun Canada Financial Co. - Bonds 144A
 6.625% due 12/15/07 .............................         3,345         3,247
 The MONY Group, Inc. - Sr. Notes
 7.45% due 12/15/05 ..............................         2,395         2,444
 UBS Preferred Funding
 8.622% due 10/29/49 .............................         1,805         1,951
 URC Holdings Corp. - Sr. Notes 144A
 7.875% due 06/30/06 .............................         1,840         1,991
                                                                     ---------
                                                                        32,189

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                            Par         Market
             Name of Issuer                                Value         Value
                                                          (000's)       (000's)
PUBLICLY-TRADED BONDS - Continued

Food, Beverage & Tobacco - 0.9%
 Archer Daniels Midland Co.
 7.0% due 02/01/31 ...............................    $    2,145    $    2,074
 Canandaigua Brands, Inc. - Sr. Sub.
  Notes
 8.75% due 12/15/03 ..............................         2,365         2,383
 Earthgrains Co.
 8.375% due 08/01/03 .............................         2,500         2,569
                                                                    ----------
                                                                         7,026
Foreign Governmental - 0.9%
 Hydro-Quebec - Debs. Ser. IF
 7.375% due 02/01/03 .............................         1,000         1,037
 Province of Quebec - Debs
 7.5% due 09/15/29 ...............................           610           646
 Republic of Brazil
 8.0% due 04/15/14 ...............................         4,107         3,029
 Republic of Columbia
 9.75% due 04/09/11 ..............................         2,280         2,331
                                                                    ----------
                                                                         7,043
Health Care Products - 0.4%
 Fresenius Medical Capital Trust II
 7.875% due 02/01/08 .............................         1,740         1,727
 Fresenius Medical Capital Trust IV
  TR PFD Secs 144A
 7.875% due 06/15/11 .............................         1,360         1,326
                                                                    ----------
                                                                         3,053
Health Care Services - 1.2%
 Dynacare, Inc. - Sr. Notes
 10.75% due 01/15/06 .............................         2,125         2,157
 HCA-The Healthcare Corp. - Notes
 7.125% due 06/01/06 .............................         2,350         2,318
 8.75% due 09/01/10 ..............................         1,150         1,225
 Healthsouth Corp. - Sr. Notes
 8.5% due 02/01/08 ...............................         1,240         1,252
 Quest Diagnostics, Inc. - Sr. Notes
 6.75% due 07/12/06 ..............................         1,665         1,648
 Tenet Healthcare Corp. - Sr. Notes
 8.0% due 01/15/05 ...............................           545           561
 Triad Hospitals
 8.75% due 05/01/09 ..............................           830           842
                                                                    ----------
                                                                        10,003
Insurance - 1.7%
 AXA - Sub Notes
 8.6% due 12/15/30 ...............................         2,510         2,757
 Equitable Life Assurance Society
  USA - Notes 144A
 6.95% due 12/01/05 ..............................         1,240         1,274
 Hartford Life, Inc. - Sr. Notes
 7.375% due 03/01/31 .............................         1,655         1,663
 Mass. Mutual Life Insurance Co. -
  Notes 144A
 7.625% due 11/15/23 .............................         2,640         2,671
 New York Life Insurance Co. - Sr.
  Notes 144A
 7.5% due 12/15/23 ...............................         5,970         5,661
                                                                    ----------
                                                                        14,026
Leisure & Recreation - 0.7%
 Harrah's Operating Co., Inc.
 7.875% due 12/15/05 .............................         1,270         1,289
 Harrah's Operating, Inc. - Sr. Notes
  144A
 7.125% due 06/01/07 .............................         2,320         2,299
 MGM Mirage, Inc.
 8.5% due 09/15/10 ...............................         1,430         1,483
 Station Casinos, Inc. - Sr. Notes
 8.375% due 02/15/08 .............................           675           679
                                                                    ----------
                                                                         5,750
Media - TV & Radio - 4.5%
 Adelphia Communications Corp.
 10.25% due 06/15/11 .............................           940           921
 Adelphia Communications Corp. -
  Sr. Notes
 8.125% due 07/15/03 .............................         1,270         1,232
 9.25% due 10/01/02 ..............................         2,460         2,472
 AOL Time Warner, Inc.
 7.625% due 04/15/31 .............................         2,510         2,520
 British Sky Broadcasting
 8.2% due 07/15/09 ...............................         1,845         1,834
 Charter Communications Holdings
  LLC - Sr. Notes
 11.125% due 01/15/11 ............................           605           638
 Charter Communications Holdings
  LLC - Sr. Notes 144A
 10.0% due 05/15/11 ..............................           630           639
 Clear Channel Communications,
  Inc. - Sr. Notes
 7.875% due 06/15/05 .............................         3,115         3,272
 Continental Cablevision - Sr. Notes
 8.3% due 05/15/06 ...............................         2,940         3,156
 CSC Holdings, Inc. - Sr. Notes
  Ser.144A
 7.625% due 04/01/11 .............................         2,780         2,647
 EchoStar DBS Corp. - Sr. Notes
 9.375% due 02/01/09 .............................           965           963
 Lenfest Communications, Inc.
 8.375% due 11/01/05 .............................         1,690         1,810
 Mediacom LLC
 9.5% due 01/15/13 ...............................         1,340         1,280
 News America Holdings, Inc. -
  Debs.
 8.25% due 08/10/18 ..............................         1,095         1,090

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                          Par         Market
               Name of Issuer                            Value         Value
                                                        (000's)       (000's)
PUBLICLY-TRADED BONDS - Continued

Media - TV & Radio - Continued
 News America, Inc. - Sr. Debs
 7.3% due 04/30/28 ...............................     $   1,585     $   1,409
 Rogers Cablesystems - Sr. Notes
 10.0% due 03/15/05 ..............................         1,205         1,265
 TCI Communications, Inc. - Debs.
 7.875% due 02/15/26 .............................         1,780         1,800
 Time Warner, Inc. - Debs.
 9.125% due 01/15/13 .............................         2,108         2,409
 Viacom, Inc. 144A
 6.4% due 01/30/06 ...............................         1,305         1,324
 7.875% due 07/30/30 .............................         2,430         2,560
 Viacom, Inc. - Sr. Notes 144A
 6.4% due 01/30/06 ...............................         1,225         1,243
 Viacom, Inc.
                                                                     ---------
                                                                        36,484
Metal Production & Fabrication - 0.2%
 Yanacocha Receivables - Pass thru
  Certs. 144A
 8.4% due 06/15/05 ...............................         1,335         1,308

Metals & Mining - 0.4%
 Newmont Mining Corp.- Notes
 8.625% due 05/15/11 .............................         1,575         1,555
 Phelps Dodge Corp. - Notes
 8.75% due 06/01/11 ..............................         2,005         1,987
                                                                     ---------
                                                                         3,542
Municipals - 0.4%
 New Hampshire State - Taxable
  Pease Dev. Auth.
 7.7% due 07/01/12 ...............................         3,000         3,157

Natural Gas Distribution - 0.7%
 Enron Corp. - Notes 144A
 8.0% due 08/15/05 ...............................         2,510         2,588
 Keyspan Corp. - Sr. Notes
 8.0% due 11/15/30 ...............................         1,660         1,782
 Louis Dreyfus Natural Gas Corp.
 6.875% due 12/01/07 .............................         1,690         1,683
                                                                     ---------
                                                                         6,053
Oil & Natural Gas Exploration & Production - 2.4%
 Alberta Energy, Ltd. - Notes
 8.125% due 09/15/30 .............................         1,800         1,940
 Chesapeake Energy Corp.
 8.125% due 04/01/11 .............................           920           865
 Forest Oil Corp. - Sr. Notes 144A
 8.0% due 06/15/08 ...............................         1,010           985
 NRG Energy, Inc.
 7.75% due 04/01/11 ..............................         2,445         2,474
 Occidental Petroleum Corp. - Sr.
  Debs.
 10.125% due 09/15/09 ............................         3,000         3,498
 Ocean Energy, Inc.
 8.875% due 07/15/07 .............................         1,325         1,404
 Petroleum Geo-Services ASA - Sr.
  Notes
 7.125% due 03/30/28 .............................         2,165         1,772
 Snyder Oil Corp.
 8.75% due 06/15/07 ..............................           805           853
 Transocean Forex, Inc. - Notes
  144A
 7.5% due 04/15/31 ...............................         2,460         2,463
 Union Pacific Resources Group,
  Inc. - Debs.
 7.15% due 05/15/28 ..............................         2,685         2,570
 Valero Energy Corp. - Notes
 8.375% due 06/15/05 .............................         1,005         1,077
                                                                     ---------
                                                                        19,901
Oil - Equipment & Service - 0.3%
 Humpuss Funding Corp. - 144A
 7.72% due 12/15/09 ..............................           998           805
 TOSCO Corp.
 8.125% due 02/15/30 .............................         1,840         2,006
                                                                     ---------
                                                                         2,811
Paper & Forest Products - 0.7%
 Georgia Pacific Corp. - Notes
 7.5% due 05/15/06 ...............................         1,550         1,558
 8.875% due 05/15/31 .............................         1,635         1,637
 International Paper Co.
 8.125% due 07/08/05 .............................         2,540         2,689
                                                                     ---------
                                                                         5,884
Paper Products - 0.3%
 Stora Enso Corp. - Notes
 7.375% due 05/15/11 .............................         2,545         2,578

Personal & Commercial Lending - 7.4%
 Citigroup, Inc.
 6.5% due 01/18/11
                                                           1,645         1,633
Commercial Mortgage
  Acceptance Corp. -
  Ser. 1991-C1 A1
 6.79% due 06/15/31 ..............................         3,157         3,232
 CS First Boston
  Mortgage Securities
  Corp. - Ser. 1998-C1
  A1A
 6.26% due 04/11/30 ..............................         5,095         5,153
 Deutsche Mortgage &
  Asset Receiving
  Corp. - Ser. 1998-C1
  Cl. C
 6.861% due 03/15/08 .............................         2,170         2,155
 EQCC Home Equity Loan
  Trust
 6.57% due 02/15/29 ..............................         2,120         2,142
 Ford Motor Credit Co.
  - Notes
 6.875% due 02/01/06 .............................         2,095         2,122

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                   Par                            Market
    Name of Issuer                Value                            Value
                                 (000's)                          (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Personal & Commercial Lending - Continued
 General Motors
  Acceptance Corp.
 7.5% due 07/15/05 ...............................     $   2,535    $    2,651
 GMAC Commercial
  Mortgage Securities,
  Inc. - 1997-C1 A2
 6.853% due 09/15/06 .............................         7,325         7,540
 Household Financial
  Corp.
 6.5% due 01/24/06 ...............................         1,620         1,642
 Household Financial
  Corp. - Notes
 8.0% due 05/09/05 ...............................         3,175         3,387
 Household Financial
  Corp. - Notes
 8.0% due 07/15/10 ...............................         1,650         1,767
 LB Commercial Conduit
  Mortgage Trust -
  Ser. 1999-C1
 6.41% due 08/15/07 ..............................         3,264         3,311
 Midland Funding Corp.
  II - Debs.
 11.75% due 07/23/05 .............................         4,665         5,132
 Money Store Home
  Equity Trust - Ser.
  1997-C1 DAF7
 6.485% due 12/15/28 .............................         3,791         3,843
 Standard Credit Card
  Master Trust
 8.25% due 01/07/07 ..............................         2,535         2,745
 Takefuji Corp.
 9.2% due 04/15/11 ...............................         2,110         2,178
 Tiers Fixed Rate
  Certificates Ser.
  2001 144A
 7.2% due 06/15/04 ...............................         3,095         3,095
 UCFC Home Equity Loan
 7.18% due 02/15/25 ..............................         1,115         1,149
 UCFC Home Equity Loan
  - Ser.
 1997-A1 A8
 7.22% due 06/15/28 ..............................         5,660         5,841
                                                                    ----------
                                                                        60,718
Pollution Control - 0.1%
 Waste Management,
  Inc. - Sr. Notes
 7.375% due 08/01/10 .............................           875           876
Real Estate Development - 0.1%
 EOP Operating LP
 6.625% due 02/15/05 .............................           985           991
Real Estate Investment Trust - 2.6%
 American Health
  Properties, Inc. -
  Notes
 7.5% due 01/15/07 ...............................         1,350         1,332
 Amresco Residential
  Securities - Mtge.
  Loan
 6.51% due 08/25/27 ..............................         7,496         7,583
 Cabot Industrial
  Properties LP -
  Notes
 7.125% due 05/01/04 .............................         1,975         2,014
 Camden Property Trust
  - Sr. Notes
 7.0% due 04/15/04 ...............................         2,170         2,205
 Healthcare Realty
  Trust IN - Sr. Notes
 8.125% due 05/01/11 .............................         1,570         1,563
 IMC Home Equity Loan
  Trust - Ser. 1998-1
  A4
 6.6% due 03/20/25 ...............................         3,280         3,346
 Liberty Property LP -
  Notes
 6.6% due 06/05/02 ...............................         1,675         1,708
 Mack-Cali Realty LP -
  Notes
 7.75% due 02/15/11 ..............................         1,655         1,673
                                                                    ----------
                                                                        21,424
Real Estate Operations - 0.3%
 HMH Properties, Inc.
  - Ser. A
 7.875% due 08/01/05 .............................         2,075         2,002
Retail - Department Stores - 0.2%
 Kingdom MART Corp. -
  Notes 144A
 9.875% due 06/15/08 .............................         1,540         1,498
Retail - Food - 0.3%
 Delhaize America,
  Inc.
 8.125% due 04/15/11 .............................         2,330         2,430
Telecommunication Equipment - 1.0%
 BellSouth Capital
  Funding - Debs.
 7.875% due 02/15/30 .............................         1,740         1,853
 Deutsche Telekom
  International
  Finance
 7.75% due 06/15/05 ..............................         3,100         3,241
 8.25% due 06/15/30 ..............................         1,680         1,728
 Vulcan Materials -
  Notes
 6.4% due 02/01/06 ...............................         1,190         1,195
                                                                    ----------
                                                                         8,017
Telecommunication Services - 3.5%
 AT&T Wireless Group -
  Sr. Notes 144A
 8.75% due 03/01/31 ..............................         3,195         3,319
 Citizens
  Communications Co. -
  Notes
 8.5% due 05/15/06 ...............................         1,555         1,597
 9.25% due 05/15/11 ..............................         1,555         1,617
 Cox Communications,
  Inc. - Notes
 7.75% due 11/01/10 ..............................         1,785         1,864
 Crown Castle
  International Corp.
  - Sr. Notes
 9.0% due 05/15/11 ...............................           645           561
 Crown Castle
  International Corp.
  - Sr. Notes 144A
 9.375% due 08/01/11 .............................           435           385
 Dominion Resources,
  Inc.
 8.125% due 06/15/10 .............................         2,680         2,886
 France Telecom SA -
  Notes 144A
 8.5% due 03/01/31 ...............................         2,490         2,611

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                   Par                            Market

    Name of Issuer                Value                            Value

                                 (000's)                          (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Telecommunication Services - Continued
 Telefonos De Mexico,
  SA -  Sr. Notes 144A
 8.25% due 01/26/06 ..............................     $   3,400     $   3,494
 Tellus Corp. NT
 8.0% due 06/01/11 ...............................         2,490         2,545
 Triton PCS, Inc. -
  Sr. Sub Notes
 9.375% due 02/01/11 .............................           730           708
 Verizon Global
  Funding Corp. -
  Bonds 144A
 7.75% due 12/01/30 ..............................         1,740         1,790
 Voicestream Wireless
  Corp.
 11.5% due 09/15/09 ..............................         1,540         1,771
 Worldcom, Inc.
 8.0% due 05/15/06 ...............................         3,125         3,240
                                                                     ---------
                                                                        28,388
Telephone - 1.5%
 LCI International,
  Inc. - Sr. Notes
 7.25% due 06/15/07 ..............................         2,205         2,267
 Metronet
  Communications Corp.
  - Sr. Disc. Notes
 0.0% due 11/01/07 ...............................         1,695         1,593
 MetroNet
  Communications Corp.
  - Sr. Notes
 12.0% due 08/15/07 ..............................         1,770         1,950
 Pinnacle Partners
 8.83% due 08/15/04 ..............................         2,355         2,422
 Sprint Capital Corp.
 6.875% due 11/15/28 .............................         2,450         2,080
 Sprint Capital Corp.
  - Notes
 7.125% due 01/30/06 .............................         1,550         1,564
                                                                     ---------
                                                                        11,876
Transportation Services - 2.6%
 America West
  Airlines, Inc. -
  Pass through Certs.
 6.93% due 01/02/08 ..............................         1,522         1,519
 Burlington Northern
  Santa Fe Corp.
 7.95% due 08/15/30 ..............................         3,305         3,478
 Continental Airlines,
  Inc. - Pass thru
  Certs.
 7.206% due 06/30/04 .............................         2,634         2,671
 Delta Air lines, Inc.
 7.7% due 12/15/05 ...............................         1,935         1,916
 Northwest Airlines
  Corp.
 8.375% due 03/15/04 .............................         1,350         1,319
 Northwest Airlines
  Corp. - Ser. 1996-1
 8.97% due 01/02/15 ..............................           203           214
 Northwest Airlines
  Corp. - Sr. Notes
 8.875% due 06/01/06 .............................         1,555         1,491
 NWA Trust - Sr. Notes
 9.25% due 06/21/14 ..............................         2,198         2,377
 Railcar Trust  - Pass
  thru Notes - Ser.
  1992-1
 7.75% due 06/01/04 ..............................         1,304         1,354
 U.S. Air, Inc. - Pass
  thru Certs. - Ser.
  1990-A1
 11.2% due 03/19/05 ..............................           984         1,018
 United Air Lines
  Corp.
 7.032% due 04/01/12 .............................         2,339         2,393
 Wisconsin Central
  Transportation Corp.
  - Notes
 6.625% due 04/15/08 .............................         1,360         1,360
                                                                     ---------
                                                                        21,110
U.S. Government Agencies - 29.1%
 Federal National
  Mortgage Assoc.
 5.5% due 12/01/14 ...............................        11,774        11,369
 6.0% due 09/01/14 ...............................         8,669         8,561
 6.0% due 05/01/16 ...............................         4,135         4,073
 6.0% due 02/01/31 ...............................         4,231         4,060
 6.0% due 04/01/31 ...............................         3,268         3,136
 6.0% due 05/01/31 ...............................         3,463         3,411
 6.5% due 09/01/13 ...............................           102           102
 6.5% due 07/01/14 ...............................         7,685         7,724
 6.5% due 11/01/14 ...............................           115           116
 6.5% due 01/01/15 ...............................            56            56
 6.5% due 02/01/15 ...............................            91            92
 6.5% due 06/01/15 ...............................           430           431
 6.5% due 11/01/28 ...............................         9,358         9,226
 7.0% due 09/01/10 ...............................         3,574         3,645
 7.0% due 11/01/14 ...............................         5,162         5,249
 7.0% due 03/01/31 ...............................         8,257         8,293
 7.385% due 03/25/21 .............................           920           959
 7.5% due 02/01/31 ...............................        13,870        14,151
 8.0% due 04/01/30 ...............................         6,310         6,517
 8.0% due 06/01/30 ...............................         6,259         6,465
 Federal National
  Mortgage Assoc. Ser.
  1997-M8 Cl.A
 6.94% due 01/25/22 ..............................         1,372         1,414
 Federal National
  Mortgage Assoc. -
  Notes
 7.0% due 02/01/16 ...............................         4,845         4,926
 Government National
  Mortgage Assoc.
 6.0% due 05/15/31 ...............................         9,376         9,074
 6.5% due 07/15/28 ...............................        13,622        13,482
 6.5% due 01/15/29 ...............................         2,725         2,697
 6.5% due 02/15/29 ...............................         3,634         3,595
 6.5% due 06/15/29 ...............................        25,069        24,794
 6.5% due 08/15/29 ...............................         6,296         6,227
 7.0% due 09/15/25 ...............................         1,891         1,914
 7.0% due 08/15/28 ...............................         5,609         5,659
 7.0% due 09/15/29 ...............................        13,878        14,000

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                            Par         Market
               Name of Issuer                              Value         Value
                                                          (000's)       (000's)
PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued
 7.0% due 06/15/31 ...............................  $      3,480    $    3,510
 7.0% due 09/15/31 ...............................         4,060         4,095
 7.5% due 09/15/29 ...............................        13,549        13,892
 7.5% due 12/15/29 ...............................         6,977         7,154
 8.0% due 05/15/25 ...............................           244           254
 8.0% due 06/15/25 ...............................           208           216
 8.0% due 09/15/25 ...............................           444           461
 8.0% due 01/15/26 ...............................           231           240
 8.0% due 08/15/27 ...............................         1,207         1,252
 8.0% due 07/15/30 ...............................         5,253         5,441
 8.5% due 09/15/21 ...............................           450           476
 8.5% due 01/15/31 ...............................        12,999        13,584
 9.0% due 05/15/21 ...............................           396           425
 9.0% due 08/15/21 ...............................           375           402
 9.5% due 06/15/16 ...............................           317           347
                                                                    ----------
                                                                       237,167
U.S. - Governmental - 7.2%

 U.S. Treasury - Bonds
 6.25% due 05/15/30 ..............................        15,783        16,392
 8.875% due 08/15/17 .............................         2,919         3,832
 U.S. Treasury - Notes
 5.625% due 05/15/08 .............................         1,195         1,242
 5.75% due 08/15/03 ..............................         9,005         9,261
 5.75% due 08/15/10 ..............................         9,670         9,894
 7.0% due 07/15/06 ...............................         1,124         1,219
 7.5% due 02/15/05 ...............................        15,816        17,212
                                                                    ----------
                                                                        59,052
                                                                    ----------
                             TOTAL PUBLICLY-TRADED          92.5%      750,418
                                            BONDS-                  ----------

                                                          Shares
PREFERRED STOCK
Media - TV & Radio - 7.2%
 CSC Holdings, Inc. ..............................            27         2,874
                                                                    ----------
                            TOTAL PREFERRED STOCK-           0.4%        2,874
                                                                    ----------
WARRANTS

Telephone - 0.0%
 Metronet Communications Corp. -
  CW 144A Expires 08/15/07 .......................             2           239
                                                                    ----------
                                   TOTAL WARRANTS-           0.0%          239
                                                                    ----------
                                                            Par
                                                           Value
                                                          (000's)
SHORT-TERM INVESTMENTS

Investment in joint trading account - 6.6%
 Investment in joint trading account
 3.97% due 07/02/01 ..............................  $     53,840        53,840


                                                                        Market
               Name of Issuer                              Shares        Value
                                                                        (000's)

SHORT-TERM INVESTMENTS - Continued
 Navigator Securities Lending
  Prime Portfolio **                                 247,040,782    $  247,041
                                                     -----------    ----------

                      TOTAL SHORT-TERM INVESTMENTS          36.9%      300,881
                                                     -----------    ----------
                                TOTAL INVESTMENTS-         129.8%    1,059,276
                  Other Assets & Liabilities, Net-         (29.8)%    (242,979)
                                                     -----------    ----------
                                       NET ASSETS-         100.0%   $  816,297
                                                     ===========    ==========

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, securities aggregated $84,516 or 10.4% of net assets of the Portfolio.

** Represents investment of security lending collateral.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
ACTIVE BOND II FUND


                                                            Par         Market
                Name of Issuer                             Value         Value
                                                          (000's)       (000's)
PUBLICLY-TRADED BONDS

Aerospace & Defense - 1.5%
 Boeing Cap. Corp. - Sr. Notes
 6.1% due 03/01/11 ...............................       $    20       $    19
 Lockheed Martin Corp.
 8.2% due 12/01/09 ...............................            50            54
 Lockheed Martin Corp. - Bonds
 8.5% due 12/01/29 ...............................            25            28
                                                                       -------
                                                                           101
Agricultural Operations - 0.5%
 Cargill, Inc.
 6.25% due 05/01/06 ..............................            15            15
 Potash Corp. of Saskatchewan - Notes
 7.75% due 05/31/11 ..............................            20            20
                                                                       -------
                                                                            35
Automobile - 0.4%
 Delphi Automotive Systems Corp. - Notes
 6.55% due 06/15/06 ..............................            25            25
Bank - 3.2%
 Bank One Corp.
 7.875% due 08/01/10 .............................            10            11
 Barclays Bank PLC - Bonds 144A
 8.55% due 09/29/49 ..............................            75            81
 Barclays Bank PLC Perpetual Revs - 144A
 7.375% due 12/15/49 .............................            15            15
 BNP Paribus Capital Trust - Sub 144A
 9.003% due 12/29/49 .............................            20            22
 Capital One Bank - Sr. Notes
 6.875% due 02/01/06 .............................            10            10
 Colonial Bank Montgomery Al - Sub Notes
 9.375% due 06/01/11 .............................            10            10
 Sanwa Bank , Ltd. - Sub Notes
 7.4% due 06/15/11 ...............................            15            14
 Skandinaviska Enskida Banken - Sub.
 Notes  144A
 6.5% due 12/29/49 ...............................            15            15
 Standard Chartered Bank - Sub Notes 144A
 8.0% due 05/30/31 ...............................            15            15
 Zions Financial Corp. - GTD 144A
 6.95% due 05/15/11 ..............................            20            20
                                                                       -------
                                                                           213
Brokerage & Investment Management - 0.2%
 Salomon, Inc. - Notes
 5.875% due 03/15/06 .............................            10            10
Chemical - 0.4%
 Equistar Chemical - Notes
 8.5% due 02/15/04 ...............................            15            14
 Millenium America, Inc. 144A
 9.25% due 06/15/08 ..............................             5             5
 NOVA Chemicals Corp. - Notes
 7.0% due 05/15/06 ...............................            10            10
                                                                       -------
                                                                            29
Computer Software & Services - 0.4%
 Systems 2001 LLC - Cl. B 144A
 7.156% due 12/15/11 .............................            25            25
Container - 0.2%
 Sealed Air Corp.
 8.75% due 07/01/08 ..............................             5             5
 Stone Container Corp.
 9.75% due 02/01/11 ..............................            10            10
                                                                       -------
                                                                            15
Cosmetic & Personal Care - 0.2%
 International Flavors & Fragrances, Inc.
  - Notes 144A
 6.45% due 05/15/06 ..............................            15            15
Electric Power - 1.7%
 Calpine Canada Energy
 8.5% due 05/01/08 ...............................            10            10
 Calpine Corp. - Sr. Notes
 8.5% due 02/15/11 ...............................            10            10
 Exelon Generation Co. LLC - Sr. Notes
  144A
 6.95% due 06/15/11 ..............................            25            25
 Mirant Corp.
 8.3% due 05/01/11 ...............................            15            15
 Pinnacle West Capital Corp. - Sr. Notes
 6.4% due 04/01/06 ...............................            15            14
 Progress Energy, Inc. - Sr. Notes
 7.1% due 03/01/11 ...............................            15            15
 PSEG Energy Holdings, Inc. - Sr. Notes
  144A
 8.625% due 02/15/08 .............................            10            10
 PSEG Power LLC
 8.625% due 04/15/31 .............................            15            16
                                                                       -------
                                                                           115
Electrical Equipment - 0.3%
 HQI Transelec Chile
 7.875% due 04/15/11 .............................            20            20
Electronic Products & Services - 0.1%
 CMS Energy Corp - Sr. Notes
 8.5% due 04/15/11 ...............................            10            10
Financial Services - 5.4%
 American Express Credit Corp.
 7.2% due 09/17/07 ...............................            20            21
 Amvescap PLC
 6.6% due 05/15/05 ...............................            75            75
 ERAC USA Finance Co.
 7.95% due 12/15/09 ..............................            20            20
 ERAC USA Finance Co. - GTD Notes 144A
 7.35% due 06/15/08 ..............................            10            10

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
ACTIVE BOND II FUND

                                                            Par         Market
                Name of Issuer                             Value         Value
                                                          (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Financial Services - Continued
 Fosters Finance Corp. - Notes 144A
 6.875% due 06/15/11 .............................      $     10      $     10
 General Electric Capital Corp.
 6.65% due 09/03/02 ..............................           100           102
 Goldman Sachs Group, Inc.
 6.875% due 01/15/11 .............................            15            15
 Heller Financial, Inc. - Notes
 6.375% due 03/15/06 .............................            10            10
 Pemex Project
 9.125% due 10/13/10 .............................            20            21
 Qwest Capital Funding - Bonds 144A
 7.75% due 02/15/31 ..............................            25            25
 The MONY Group, Inc. - Sr. Notes
 7.45% due 12/15/05 ..............................            25            25
 UBS Preferred Funding TRI
 8.622% due 10/29/49 .............................            20            22
                                                                      --------
                                                                           356
Food, Beverage & Tobacco - 0.2%
 Archer Daniels Midland Co.
 7.0% due 02/01/31 ...............................            15            14
Foreign Governmental - 1.0%
 Province of Quebec - Debs
 7.5% due 09/15/29 ...............................            25            26
 Republic of Brazil
 8.0% due 04/15/14 ...............................            31            23
 Republic of Columbia
 9.75% due 04/09/11 ..............................            15            15
                                                                      --------
                                                                            64
Health Care Products - 0.2%
 Fresenius Medical Capital Trust IV TR PFD
  Secs. 144A
 7.875% due 06/15/11 .............................            10            10
Health Care Services - 0.7%
 HCA-The Healthcare Corp. - Notes
 7.125% due 06/01/06 .............................            20            20
 Healthsouth Corp. - Sr. Notes
 8.5% due 02/01/08 ...............................            10            10
 Quest Diagnostics, Inc. Sr. Notes
 6.75% due 07/12/06 ..............................            10            10
 Triad Hospitals
 8.75% due 05/01/09 ..............................             5             5
                                                                      --------
                                                                            45
Insurance - 0.4%
 AXA - Sub Notes
 8.6% due 12/15/30 ...............................            15            17
 Hartford Life, Inc. - Sr. Notes
 7.375% due 03/01/31 .............................            10            10
                                                                      --------
                                                                            27
Leisure & Recreation - 2.1%
 Harrah's Operating Co., Inc.
 7.875% due 12/15/05 .............................            10            10
 Harrah's Operating, Inc. - Sr. Notes 144A
 7.125% due 06/01/07 .............................            20            20
 International Speedway Corp.
 7.875% due 10/15/04 .............................           100           103
 Station Casinos, Inc. - Sr. Notes
 8.375% due 02/15/08 .............................             5             5
                                                                      --------
                                                                           138
Media - TV & Radio - 3.7%
 Adelphia Communications Corp.
 10.25% due 06/15/11 .............................            10            10
 AOL Time Warner, Inc.
 7.625% due 04/15/31 .............................            20            20
 Charter Communications Holdings LLC - Sr.
  Notes
 11.125% due 01/15/11 ............................             5             5
 Charter Communications Holdings LLC - Sr.
  Notes 144A
 10.0% due 05/15/11 ..............................             5             5
 Clear Channel Communications, Inc.
 7.65% due 09/15/10 ..............................            50            52
 Clear Channel Communications, Inc. - Sr.
  Notes
 7.875% due 06/15/05 .............................            25            26
 Continental Cablevision - Sr. Notes
 8.3% due 05/15/06 ...............................             5             5
 CSC Holdings, Inc. - Sr. Notes Ser.144A
 7.625% due 04/01/11 .............................            20            19
 EchoStar DBS Corp. - Sr. Notes
 9.375% due 02/01/09 .............................             5             5
 Mediacom LLC
 9.5% due 01/15/13 ...............................            10            10
 News America Holdings, Inc. - Debs.
 8.25% due 08/10/18 ..............................            15            15
 News America, Inc. - GTD Sr. Debs
 7.3% due 04/30/28 ...............................            10             9
 TCI Communications, Inc. - Debs.
 7.875% due 02/15/26 .............................            20            20
 Viacom, Inc.
 7.875% due 07/30/30 .............................            20            21
 Viacom, Inc. - 144A
 6.4% due 01/30/06 ...............................             5             5
 Viacom, Inc. - Sr. Notes 144A
 6.4% due 01/30/06 ...............................            15            15
                                                                      --------
                                                                           242
Metals & Mining - 1.0%
 Inco, Ltd. - Debs.
 9.6% due 06/15/22 ...............................            40            41
 Newmont Mining Corp. - Notes
 8.625% due 05/15/11 .............................            10            10

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
ACTIVE BOND II FUND

                                                            Par         Market
                Name of Issuer                             Value         Value
                                                          (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Metals & Mining - Continued
 Phelps Dodge Corp. - Notes
 8.75% due 06/01/11 ..............................        $   15       $    15
                                                                       -------
                                                                            66
Natural Gas Distribution - 0.2%
 Keyspan Corp. - Sr. Notes
 8.0% due 11/15/30 ...............................            10            11
Oil & Natural Gas Exploration & Production - 2.2%
 Alberta Energy, Ltd. - Notes
 8.125% due 09/15/30 .............................            25            27
 Anadarko Petroleum Corp.
 7.0% due 10/15/06 ...............................            50            51
 Chesapeake Energy Corp.
 8.125% due 04/01/11 .............................             5             4
 Forest Oil Corp. - Sr. Notes 144A
 8.0% due 06/15/08 ...............................            10            10
 NRG Energy, Inc.
 7.75% due 04/01/11 ..............................            20            20
 Transocean Forex, Inc. - Notes 144A
 7.5% due 04/15/31 ...............................            20            20
 Valero Energy Corp. - Notes
 8.375% due 06/15/05 .............................            10            11
                                                                       -------
                                                                           143
Oil - Equipment & Service - 1.6% TOSCO Corp.
 8.125% due 02/15/30 .............................            95           104
Paper & Forest Products - 0.8%
 Georgia Pacific Corp. - Notes
 7.5% due 05/15/06 ...............................            10            10
 8.875% due 05/15/31 .............................            15            15
 International Paper Co.
 8.125% due 07/08/05 .............................            25            27
                                                                       -------
                                                                            52
Paper Products - 0.3%
 Stora Enso Corp. - Notes
 7.375% due 05/15/11 .............................            20            20
Personal & Commercial Lending - 5.7%
 Citigroup, Inc.
 6.5% due 01/18/11 ...............................            20            20
 CS First Boston Mortgage Securities Corp. -
  Ser. 1998-C1 A1A
 6.26% due 04/11/30 ..............................            19            19
 Ford Motor Credit Co. - Notes
 6.875% due 02/01/06 .............................            15            15
 General Motors Acceptance Corp.
 7.5% due 07/15/05 ...............................           100           105
 Household Financial Corp.
 6.5% due 01/24/06 ...............................            20            20
 Household Financial Corp. - Notes
 8.0% due 05/09/05 ...............................            20            21
 Household Financial Corp. - Notes. -
  Continued
 8.0% due 07/15/10 ...............................            10            11
 Midland Funding Corp. II - Debs.
 11.75% due 07/23/05 .............................            30            33
 Prime Credit Card Master Trust
 6.7% due 11/15/05 ...............................            50            52
 Standard Credit Card Master Trust
 8.25% due 01/07/07 ..............................            35            38
 Takefuji Corp.
 9.2% due 04/15/11 ...............................            15            16
 Tiers Fixed Rate Certificates - Ser. Mir
  2001 14 Tr Ctf 144A
 7.2% due 06/15/04 ...............................            25            25
                                                                       -------
                                                                           375
Pollution Control - 0.1%
 Waste Management, Inc. - Sr. Notes
 7.375% due 08/01/10 .............................             5             5
Real Estate Development - 0.7%
 EOP Operating LP
 6.625% due 02/15/05 .............................            20            20
 EOP Operating LP - Notes
 7.375% due 11/15/03 .............................            25            26
                                                                       -------
                                                                            46
Real Estate Investment Trust - 0.5%
 Healthcare Realty Trust - Sr. Notes
 8.125% due 05/01/11 .............................            10            10
 Mack-Cali Realty LP - Notes
 7.75% due 02/15/11 ..............................            25            25
                                                                       -------
                                                                            35
Retail - Department Stores - 1.8%
 Kingdom Mart Corp. - Notes 144A
 9.875% due 06/15/08 .............................            10            10
 Target Corp.
 7.5% due 02/15/05 ...............................           100           106
                                                                       -------
                                                                           116
Retail - Food - 0.3%
 Delhaize America, Inc.
 8.125% due 04/15/11 .............................            20            21
Telecommunication Equipment - 1.1%
 BellSouth Capital Funding - Debs.
 7.875% due 02/15/30 .............................            15            16
 Deutsche Telekom International Finance
 7.75% due 06/15/05 ..............................            25            26
 8.25% due 06/15/30 ..............................            15            16
 Vulcan Materials - Notes
 6.4% due 02/01/06 ...............................            15            15
                                                                       -------
                                                                            73

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
ACTIVE BOND II FUND

                                                            Par         Market
              Name of Issuer                               Value         Value
                                                          (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Telecommunication Services - 2.8%
 AT&T Wireless Group - Sr. Notes Ser.144A
 8.75% due 03/01/31 ..............................      $     25      $     26
 Citizens Communications Co. - Notes
 8.5% due 05/15/06 ...............................            10            10
 9.25% due 05/15/11 ..............................            10            10
 Cox Communications, Inc. - Notes
 7.75% due 11/01/10 ..............................            20            21
 Crown Castle International Corp. - Sr.
  Notes
 9.0% due 05/15/11 ...............................             5             4
 Crown Castle International Corp. - Sr
  Notes 144A
 9.375% due 08/01/11 .............................             5             4
 France Telecom SA - Notes 144A
 8.5% due 03/01/31 ...............................            20            21
 Telefonos De Mexico, SA - Sr. Notes 144A
 8.25% due 01/26/06 ..............................            25            26
 Tellus Corp. - Notes
 8.0% due 06/01/11 ...............................            20            21
 Triton PCS, Inc. - Sr. Sub Notes
 9.375% due 02/01/11 .............................             5             5
 Verizon Global Funding Corp. - Bonds 144A
 7.75% due 12/01/30 ..............................            10            10
 Worldcom, Inc. .
 8.0% due 05/15/06 ...............................            25            26
                                                                      --------
                                                                           184
Telephone - 0.9%
 Metronet Communications Corp. - Sr. Disc.
  Notes
 0.0% due 11/01/07 ...............................            15            14
 Pinnacle Partners
 8.83% due 08/15/04 ..............................            15            16
 Sprint Capital Corp.
 6.875% due 11/15/28 .............................            20            17
 Sprint Capital Corp. - Notes
 7.125% due 01/30/06 .............................            10            10
                                                                      --------
                                                                            57
Transportation Services - 2.4%
 Burlington Northern Santa Fe Corp.
 7.95% due 08/15/30 ..............................            25            26
 Delta Air Lines, Inc.
 7.7% due 12/15/05 ...............................            15            15
 Northwest Airlines Corp. - Sr. Notes
 8.875% due 06/01/06 .............................            10            10
 United Airlines
 7.73% due 07/01/10 ..............................           100           105
                                                                      --------
                                                                           156
U.S. Government Agencies - 35.6%
 Federal Home Loan Mortgage Corp.
 6.0% due 01/01/29 ...............................           183           176
 7.5% due 01/01/30 ...............................            82            84
 Federal National Mortgage Assoc.
 5.125% due 02/13/04 .............................           350           352
 5.5% due 04/01/16 ...............................            99            96
 6.0% due 04/01/16 ...............................           119           117
 6.0% due 11/01/28 ...............................           119           114
 6.5% due 04/01/31 ...............................           177           178
 7.0% due 07/01/30  ..............................            61            62
 7.0% due 12/01/30 ...............................            15            15
 7.5% due 06/01/30  ..............................            99           101
 7.5% due 07/01/30 ...............................            79            80
 7.5% due 02/01/31 ...............................            10            10
 8.0% due 12/01/29  ..............................           115           119
 8.5% due 01/01/31 ...............................            85            89
 Federal National Mortgage Assoc. - Notes
 7.0% due 02/01/16 ...............................           120           123
 7.125% due 01/15/30 .............................            55            59
 Government National Mortgage Assoc.
 6.0% due 02/15/29 ...............................            99            96
 7.0% due 01/15/31 ...............................            25            25
 7.0% due 03/15/31  ..............................           119           120
 7.0% due 06/15/31 ...............................            50            50
 7.0% due 09/15/31 ...............................            35            35
 7.5% due 12/15/29 ...............................           103           106
 7.5% due 07/15/30 ...............................            41            42
 8.0% due 06/15/30 ...............................            90            94
                                                                      --------
                                                                         2,343
U.S. Governmental - 11.8%
 U.S. Treasury - Bills
 3.435% due 09/13/01 .............................            43            43
 U.S. Treasury - Bonds ...........................            45            59
 6.25% due 05/15/30 ..............................            55            58
 8.875% due 08/15/17 .............................            45            59
 U.S. Treasury - Notes
 3.375% due 01/15/07  ............................            56            56
 5.625% due 05/15/08 .............................            10            10
 5.75% due 08/15/03 ..............................           205           211
 5.75% due 08/15/10 ..............................           225           230
 7.0% due 07/15/06  ..............................            65            71
 7.5% due 02/15/05 ...............................            30            33
                                                                      --------
                                                                           771
                                                                      --------
                      TOTAL PUBLICLY-TRADED BONDS-          91.8%        5,976
                                                                      --------
                                                          Shares
PREFERRED STOCK

Media - TV& Radio - 0.3%
 CSC Holdings, Inc. ..............................             0            23
                                                                      --------
                            TOTAL PREFERRED STOCK-           0.3%           23
                                                                      --------

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
ACTIVE BOND II FUND

                                                            Par         Market
              Name of Issuer                               Value         Value
                                                          (000's)       (000's)
SHORT-TERM INVESTMENTS
 Investment in joint trading account - 8.3%
 3.97% due 07/02/01 ..............................     $     547      $    547
                                                       ---------      --------
                                TOTAL INVESTMENTS-         101.1%        6,657
                  Other Assets & Liabilities, Net-          (1.1)%         (74)
                                                       ---------      --------
                                       NET ASSETS-         100.0%       $6,583
                                                       =========      ========

144A-Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, securities aggregated $519 or 7.8% of net assets of the Portfolio.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND

                                                                        Market
    Name of Issuer                                       Shares          Value
                                                                        (000's)

Brazil - 6.0%
 Brasil Telecom Participacoes S.A. (TELS) ........         5,985       $   251
 Centrais Electricas Brasileiras SA (UTIE) .......     1,446,000            19
 Centrais Electricas Brasileirias SA - ADR
  (ELEQ) .........................................           200             1
 Companhia De Bebidas ADR (FOOD) .................         6,860           159
 Companhia Energetica de Minas Gerias - ADR
  (UTIE) .........................................         4,640            55
 Companhia Vale do Rio Doce - ADR (META) .........           815            19
 Embraer - Empresa Brasileira de Aeronautica SA
  (AERO) .........................................         3,410           133
 Embratel Participacoes SA - ADR (UTIT) ..........           100             1
 Petroleo Brasileiro SA *(OILX) ..................        12,950           337
 Petroleo Brasileiro SA - ADR (OILX) .............         4,125            96
 Tele Celular Sul Participacoes SA - ADR (TELS) ..         2,798            57
 Tele Norte Leste Participacoes SA - ADR (TELS) ..         6,832           104
 Telecomunicacoes Brasileiras SA - ADR (UTIT) ....         2,383           111
 Telemig Celular Participacoes SA - ADR (TELS) ...           897            37
 Telesp Celular Participacoes SA - ADR (TELS) ....         3,164            48
 Unibanco - Uniao de Bancos Brasileiros SA -
  GDR (BANK) .....................................         6,731           171
 Votorantim Celulose e Papel SA - ADR (PAPR) .....         4,500            68
                                                                       -------
                                                                         1,667

Chile - 0.2%
 Companhia de Telecomunicaciones de Chile Sa
  (TELS) .........................................           815            19
 Enersis SA - ADR (UTIE) .........................         1,900            28
                                                                       -------
                                                                            47

Czech Republic - 0.1%
 Cesky Telecom - GDR *(TELS) .....................         2,940            26
 SPT Telecom AS (TELS) ...........................         1,410            13
                                                                       -------
                                                                            39

Egypt - 0.1%
 Egypt Gas Co. (OILX) ............................           500             9
 Egypt Mobile Phone (TELS) .......................           975            15
                                                                       -------
                                                                            24

Hong Kong - 9.1%
 Asia Satellite Telecommunications Holdings,
  Ltd. (TELS) ....................................        17,000            29
 Beijing Capital International (FINL) ............       151,000            47
 Brilliance China Automotive Holdings, Ltd.
  (AUTO) .........................................       135,000            33
 China Merchants Holdings International Co.,
  Ltd. (CNSU) ....................................       155,000           118
 China Overseas and Land Invest (TRAN) ...........       162,000            29
 China Petroleum (OILX) ..........................       174,000            35
 China Rare Earth (OILX) .........................        17,000             6
 China Res Beijing (UTIE) ........................       103,000            29
 China Resources Enterprise, Ltd. (UTIE) .........        54,000            91
 China Southern Airlines Company Limited (TRAN) ..       193,000            60
 China Telecom (Hong Kong), Ltd. (TELS) ..........       204,000         1,075
 China Unicom, Ltd. *(TELS) ......................        32,000            56
 Citic Pacific, Ltd. (DIOP) ......................        49,000           152
 CNOOC, Ltd. (OILX) ..............................       160,000           153
 CNOOC, Ltd. - ADR*(OILX) ........................         1,700            32
 Cosco Pacific, Ltd. (COMM) ......................        39,000            26
 Denway Motors, Ltd. (AUTO) ......................       304,300           109
 Greencooltechnology (TELE) ......................       159,000            63
 Legend Holdings (COMP) ..........................       121,000            68
 Nanjing Panda Electric (UTIE) ...................       168,000            73
 New World China Ltd. (ENER) .....................        44,000            21
 Sun Television Cybernetworks Holdings, Ltd.
  (MEDI) .........................................       269,000             5
 Travelesky Technology, Ltd. (SOFT) ..............        64,000            65
 Yanzhou Coal Mining (META) ......................       132,000            61
 Yanzhou Coal Mining Co., Ltd. - ADR (META) ......         2,160            52
                                                                       -------
                                                                         2,488

Hungary - 1.3%
 Gedeon Richter Rt. ((HEAL) ......................         1,924           107
 Gedeon Richter, Ltd. - GDR (HEAL) ...............           690            38
 Magyar Tavkozlesi Rt. (UTIT) ....................         3,604            11
 Magyar Tavkozlesi Rt. - ADR (UTIT) ..............         4,834            72
 MOL Magyar Olaj-es Gazipari Rt. (OILX) ..........         3,653            52
 OTP Bank Rt. (BANK) .............................         1,742            91
                                                                       -------
                                                                           371

India - 7.0%
 Bharat Heavy Electricals, Ltd. (ELEQ) ...........        33,200           125
 Bharat Petroleum Corp., Ltd. (OILS) .............        16,300            65
 BSES, Ltd.* (UTIE) ..............................        15,500            65
 Cipla, Ltd. ((HEAL) .............................         3,000            73
 Colgate Palmolive (HNBA) ........................         8,500            29
 Container Corp. of India, Ltd. (TRAN) ...........        24,092            65
 Dabur India, Ltd. (DIOP) ........................        22,000            29

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND

                                                                        Market
    Name of Issuer                                       Shares          Value
                                                                        (000's)

COMMON STOCK - CONTINUED

India - Continued
 Dr. Reddy's Laboratories, Ltd. (HEAL) ...........         2,050       $    70
 Gujarat Ambuja Cements Ltd. (CONS) ..............        18,500            73
 HCL Technologies, Ltd. *(SOFT) ..................         4,500            28
 HDFC Bank Ltd. (BANK) ...........................        12,250            55
 Hero Honda Motors, Ltd.* (CNSU) .................        20,750            64
 Hindustan Lever Ltd. (CNSU) .....................        52,750           230
 Hindustan Petroleum Corp., Ltd. (OILX) ..........        18,000            60
 Housing Development Financing Corp., Ltd.
  (LEND) .........................................        11,880           174
 Indialnfo, Ltd. (SOFT) ..........................        10,639             5
 Infosys Technologies, Ltd. *(SOFT) ..............         1,690           135
 ITC, Ltd. (FOOD) ................................         1,250            20
 ITC, Ltd. - GDR* (FOOD) .........................         2,000            36
 Lupin Laboratories, Ltd. (HEAL) .................         4,600             7
 Mahanagar Telephone Nigam, Ltd. (TELS) ..........        45,250           137
 Nestle India, Ltd. (FOOD) .......................         2,550            30
 Ranbaxy Laboratories, Ltd. *(HEAL) ..............         5,250            54
 Reliance Industries, Inc. (UTIE) ................        13,500           106
 State Bank of India*(BANK) ......................        16,600            78
 State Bank of India - GDR (BANK) ................         3,500            39
 Strides Arcolab, Ltd. (CNSU) ....................         2,500             3
 Tata Ironsteel (STEE) ...........................        10,000            25
 Wipro, Ltd.*(DIOP) ..............................         1,050            29
 Zee Telefilms Ltd. (MEDI) .......................        10,800            27
                                                                       -------
                                                                         1,936

Indonesia - 0.4%
 Hampshire M Sampoerna (DIOP) ....................        71,500           101

Israel - 4.0%
 Breezecom, Ltd.*(TELS) ..........................        10,260            45
 Ceragon Networks, Ltd. (TELS) ...................         5,490            17
 Check Point Software Technologies, Ltd. (SOFT) ..         4,282           217
 ECI Telecommunications, Ltd. (MEDI) .............        28,973           145
 RADVision, Ltd. *(SOFT) .........................         5,407            33
 Radware, Ltd. *(SOFT) ...........................         7,989           144
 Teva pharmaceutical Industries, Ltd. ((HEAL) ....         1,490            93
 Teva Pharmaceutical Industries, Ltd. - ADR
  (HEAL) .........................................         4,398           274
 TTI Team Telecom International, Ltd. *(TELS) ....         6,556           127
                                                                       -------
                                                                         1,095

Malaysia - 2.1%
 British American Tobacco (Malaysia) Berhad
  (FOOD) .........................................        14,000           128
 Digi Swisscom (TELS) ............................        40,000            58
 Malayan Banking Berhad (BANK) ...................        38,000           103
 Malaysian Pacific Industries (ETRN) .............        10,000            35
 Public Bank Berhad (BANK) .......................       123,300            73
 Resorts World Berhad (LEIS) .....................        19,000            26
 Telekom Malaysia Berhad (TELS) ..................        36,000            83
 Tenaga Nasional Berhad (UTIE) ...................        38,000            87
                                                                       -------
                                                                           593

Mexico - 13.6%
 Alfa, S.A. *(DIOP) ..............................        42,690            59
 America Movil SA de CV - ADR Ser. L 8(TELS) .....        21,400           446
 Cemex SA de CV - CPO (CONS) .....................        53,598           285
 Cemex SA de CV - ADR Participation
  Certificates *(CONS) ...........................           749            20
 Cifra SA de CV - Ser V (RETS) ...................        55,050           150
 Fomento Economico Mexicano SA de CV (FOOD) ......         6,899            29
 Fomento Economico Mexicano SA de CV - ADR
  (FOOD) .........................................         9,173           393
 Grupo Aeroportuario del Sureste SA de CV*
  (TRAN) .........................................        18,100            22
 Grupo Aeroportuario Sur - ADR* (TRAN) ...........         5,600           105
 Grupo Carso SA de CV - Ser. A1 (DIOP) ...........        15,700            47
 Grupo Financiero Banamex Accival, SA de CV
  (FINL) .........................................       139,000           360
 Grupo Financiero Bancomer SA de CV - Cl. O
  (FINL) .........................................       154,150           153
 Grupo Financiero BBVA Bancomer, SA de CV
  (FINL) .........................................         8,300           164
 Grupo Modelo SA de CV - Ser. C (FOOD) ...........         8,200            22
 Grupo Sanborns SA - Ser. B1* (RETS) .............         2,625             4
 Grupo Televisa SA - GDR* (MEDI) .................         6,386           256
 Kimberly-Clark de Mexico SA de CV (PAPR) ........        64,630           191
 Telefonos de Mexico SA - ADR (UTIT) .............        25,950           911
 Wal-Mart de Mexico SA de CV - Ser. C (RETS) .....        16,700            41
 Wal-Mart de Mexico SA de CV - ADR* (RETS) .......         3,216            87
                                                                       -------
                                                                         3,745

Poland - 1.5%
 Bank Polska Kasa Opieki SA* (BANK) ..............         6,323           109
 Elektrim Spolka Akcyjna SA (ETRN) ...............         3,777            24
 Telekomunikacja (TELS) ..........................         2,707            12

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND

                                                                        Market
    Name of Issuer                                       Shares          Value
                                                                        (000's)

COMMON STOCK - CONTINUED

Poland - Continued
 Telekomunikacja Polska - GDR* (TELS) ............        63,565       $   284
                                                                       -------
                                                                           429

Russia - 3.9%
 LuKoil Holding - ADR (OILS) .....................         5,950           285
 Norilsk Nickel - ADR (PMET) .....................         1,400            25
 OAO Gazprom - ADR (UTIG) ........................         4,500            50
 RAO Unified Energy Systems - GDR (UTIE) .........        29,496           336
 Surgutneftegaz (OILS) ...........................         1,270            20
 Surgutneftegaz - ADR (OILS) .....................        28,527           365
                                                                       -------
                                                                         1,081

Singapore - 0.1%
 Total Access Communication Public Co., Ltd
  (TELS) .........................................        14,000            31

South Africa - 9.1%
 ABSA Group, Ltd. (BANK) .........................        30,000           141
 Anglo American Platinum Corp., Ltd. (PMET) ......         5,248           234
 Anglo American PLC (META) .......................        15,777           234
 Bidvest Group, Ltd. (DIOP) ......................        16,598           103
 Dimension Data Holdings PLC (SOFT) ..............         5,412            21
 FirstRand, Ltd. (FINL) ..........................       215,960           231
 Impala Platinum Holdings, Ltd. (META) ...........         3,109           156
 Liberty Life Association of Africa, Ltd.
  (INSU) .........................................        15,920           115
 M-Cell, Ltd. (TELS) .............................        18,570            43
 Nedcor, Ltd. (BANK) .............................         6,940           135
 Old Mutual PLC (OILX) ...........................         3,500             8
 Remgro, Ltd.* (DIOP) ............................        16,190           116
 Sanlam, Ltd.* (INSU) ............................       156,050           213
 Sappi, Ltd. (READ) ..............................         6,600            58
 Sasol, Ltd. (OILX) ..............................        20,103           184
 South African Breweries PLC (FOOD) ..............        48,170           365
 Standard Bank Investment Corp., Ltd. (BANK) .....        35,500           155
                                                                       -------
                                                                         2,512

South Korea - 14.1%
 Cheil Communications,
  Inc. (MEDP) ....................................         1,830           159
 Hana Bank (BANK) ................................         8,600            63
 Housing & Commercial
  Bank (BANK) ....................................         3,130            70
 Humax Co., Ltd.* (APPL) .........................        10,485           154
 Hyundai Mobis (AUTO) ............................        11,410           123
 Hyundai Motor Co., Ltd. (AUTO) ..................        16,680           363
 Kookmin Bank (BANK) .............................        17,263           232
 Kookmin Credit Card Co. (LEND) ..................         2,020            58
 Korea Electric Power Corp. (UTIE) ...............         7,850           146
 Korea Electric Power Corp. - ADR (UTIE) .........         1,950            19
 Korea Telecom Corp.* (TELS) .....................         6,850           274
 Korea Telecom Corp. -ADR* (TELS) ................        11,900           262
 Korea Telecom Freetel* (TELS) ...................         1,540            44
 LG Construction Co. (CONS) ......................         6,920            58
 LG Household & health (HEAL) ....................         2,610            59
 Pohang Iron & Steel Co., Ltd. (STEE) ............         3,730           298
 Samsung Electro-Mechanics Co. (ETRN) ............           840            30
 Samsung Electronics (ETRN) ......................         4,900           723
 Samsung Securities Co., Ltd. (FUND) .............         4,300           122
 Shinhan Bank (BANK) .............................        22,930           235
 SK Telecom Co., Ltd. (TELS) .....................         2,450           361
 Tongyang Cement Co. (CONS) ......................         1,850            32
                                                                       -------
                                                                         3,885

Taiwan - 11.2%
 Ambit Microsystems Corp. (COMP) .................        15,600            65
 Ase Test, Ltd. 8 (ETRN) .........................         3,300            42
 Asustek Computer (COMP) .........................        43,750           185
 Bank Sinopac* (BANK) ............................       121,000            56
 Cathay Life Insurance (INSU) ....................        32,000            39
 China Steel Corp. (STEE) ........................       158,000           158
 China Unicom, Ltd. (TELS) .......................           300             5
 Chinatrust Commercial Bank (BANK) ...............       212,000           148
 Compal Electronics Inc. (COMP) ..................        20,750            22
 Delta Electronics Inc. (ETRN) ...................        66,000           163
 Elan Microelectronics Corp (ETRN) ...............        17,000            33
 Far East Textile (DIOP) .........................        44,000            25
 Far Eastern Textile, Ltd. - GDR* (APPA) .........         2,848            16
 Faraday Tech (ETRN) .............................         4,000            32
 Formosa Chemical & Fibre (CHEM) .................        88,560            62
 Fubon Insurance Co. (INSU) ......................        95,000            79
 Hon Hai Precision Insustry Co.,Ltd.  Cl.
  G* (ETRN) ......................................        36,000           189

 Hon Hai Precision Industry Co.,Ltd. - GDR (ETRN).         8,990           110
 Macronix International Co.,Ltd.* (COMP) .........         8,100             9
 Nan Ya Plastic Corp. (CHEM) .....................        25,000            25
 President Chain Store Corp. (RETS) ..............        29,000            63
 Quanta Computer, Inc. (COMP) ....................        40,000           136
 Realtek Semiconductor Corp.(ETRN) ...............         6,000            27
 Siliconware Precision (SOFT) ....................       102,000            58
 Sunplus Technology (TELE) .......................         7,000            30
 Taipei Bank (BANK) ..............................       105,000            57
 Taishin International Bank (BANK) ...............       102,000            46
 Taiwan Cellular Corp.* (TELS) ...................        50,168            65
 Taiwan Semiconductor (ETRN) .....................       345,800           643
 Taiwan Semiconductor Manufacturing Co., Ltd.
  - ADR (ETRN) ...................................         2,887            44

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND

                                                                        Market
    Name of Issuer                                       Shares          Value
                                                                        (000's)

COMMON STOCK - CONTINUED

Taiwan - Continued
 Uni-President Enterprises Co.* (FOOD) ...........       100,000       $    42
 United Microelectronics Corp. (COMP) ............       245,000           325
 Winbond Electronic (ETRN) .......................        88,675            74
 Winbond Electronics Corp. - GDR* (ETRN) .........           982             8
                                                                       -------
                                                                         3,081

Thailand - 1.6%
 Advanced Info Service Public Co., Ltd. (TELS) ...        16,300           174
 BEC World Public Co.,Ltd. (MEDI) ................        15,900            78
 Delta Electronics (Thailand) Public Co., Ltd.
  (ETRN) .........................................        18,622            90
 Shin Corp. Public Co., Ltd. (COMP) ..............        15,800            60
 Thai Farmers Bank Public Co., Ltd. (BANK) .......        86,400            38
                                                                       -------
                                                                           440

Turkey - 2.6%
 Akbank T.A.S. (BANK) ............................    12,176,000            51
 Aksigorta (INSU) ................................     3,417,000            27
 Anadolu Efes Biracilik ve Malt Sanayii A.S.
  (FOOD) .........................................     1,175,995            45
 Migros Turk T.A.S. (RETF) .......................       466,000            29
 Netas Northern Electric Telekomunikasyon A.S.
  (TELS) .........................................     1,369,639            56
 Tupras-Turkiye Petrol Rafinerileri A.S. (OILX) ..     3,684,000            94
 Turkcell Iletisim Hizmetleri A.S. (TELS) ........         4,735            13
 Turkiye Garanti Bankasi AS (BANK) ...............     7,124,000            36
 Vestel Elektronik Sanayi ve Ticaret A.S. (ETRN) .    21,836,620            53
 Yapi ve Kredi Bankasi AS (BANK) .................   100,949,567           314
 Yapi ve Kredi Bankasi A.S. - GDR* (BANK) ........         1,568             5
                                                                       -------
                                                                           723

United Kingdom - 1.7%
 Anglo American PLC (META) .......................        18,537           278
 Dimension Data Holdings PLC (SOFT) ..............        13,588            52
 DSP Group, Inc. (ETRN) ..........................         1,500            32
 Old Mutual PLC (OILX) ...........................         9,700            22
 South African Breweries PLC* (FOOD) .............         9,853            75
                                                                       -------
                                                                           459

United States - 0.5%
 Zoran Corp. *(ETRN) .............................         4,805           143
                                                                       -------
                               TOTAL COMMON STOCK-          90.1%       24,890
                                                                       -------

PREFERRED STOCK

Brazil - 5.4%
 Banco Itau SA (BANK) ............................     2,401,969           210
 Brasil Telecom SA (TELS) ........................    21,169,819           125
 Celular CRT Participacoes *(TELS) ...............     1,039,321           430
 Centrais Electricas Brasileires SA - Cl. B (UTIE)     2,581,000            30
 Compahnia de Bebidas das Americas* (FOOD) .......        34,000             8
 Companhia Energetica de Minas Gerais (UTIE) .....     4,944,400            59
 Companhia Vale do Rio Doce -Cl.A*(META) .........        13,797           314
 Embratel Participacoes SA (UTIT) ................     8,459,000            65
 Petroleo Brasileiro SA - Petrobras (OILS) .......         4,201            98
 Tele Celular Sul Participacoes SA (TELS) ........     5,894,000            12
 Tele Centro Sul Participacoes SA (UTIT) .........     9,565,000            80
 Tele Norte Leste Participacoes SA (UTIT) ........       845,000            13
 Telemig Celular Participacoes SA (TELS) .........    10,962,227            23
 Telesp Celular Participacoes SA* (TELS) .........     5,365,286            33
                                                                       -------
                                                                         1,500

South Korea - 0.3%
 Samsung Electronics (ETRN) ......................         1,100            68
                                                                       -------
                            TOTAL PREFERRED STOCK-           5.7%        1,568
                                                                       -------
                                                          Par
                                                         Value
                                                        (000's)

SHORT-TERM INVESTMENTS - 4.0%

 Investments in joint
  trading accounts
   3.97% due 07/02/01 ............................   $     1,094         1,094
                                                     -----------     ---------
                                TOTAL INVESTMENTS-          99.8%       27,552
                   Other Assets & Liabilities, Net           0.2%           54
                                                     -----------     ---------
                                       NET ASSETS-         100.0%    $  27,606
                                                     ===========     =========

ADR- American Depository Receipts.
GDR- Global Depository Receipts.
* Non-income producing security.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                        Market       % of
                                           Industry      Value     Long-Term
            Industry                     Abbreviation   (000s)    Investments

Telecommunication Services .........         TELS      $ 4,890       18.5%
Bank ...............................         BANK        2,711       10.2
Electronic Products & Services .....         ETRN        2,563        9.7
Food, Beverage & Tobacco ...........         FOOD        1,352        5.1
Telephone ..........................         UTIT        1,264        4.8
Electric Power .....................         UTIE        1,143        4.3
Metals & Mining ....................         META        1,114        4.2
Oil & Natural Gas Exploration &
 Production ........................         OILX        1,088        4.1
Financial Services .................         FINL          955        3.6
Computer Equipment .................         COMP          870        3.3
Computer Software & Services .......         SOFT          833        3.1
Health Care Products ...............         HEAL          775        2.9
Oil ................................         OILS          758        2.9
Diversified Operations .............         DIOP          661        2.4
Automobile .........................         AUTO          628        2.4
Media - TV & Radio .................         MEDI          511        1.9
Steel ..............................         STEE          481        1.8
Insurance ..........................         INSU          473        1.8
Construction .......................         CONS          468        1.8
Consumer Miscellaneous .............         CNSU          415        1.6
Retail - Department Stores .........         RETS          345        1.3
Transportation Services ............         TRAN          281        1.1
Precious Metals/Gems/Stones ........         METP          259        1.0
Paper & Forest Products ............         PAPR          259        1.0
Personal & Commercial Lending ......         LEND          232        0.9
Media - Publishing .................         MEDP          159        0.6
Household Appliances & Furnishings .         APPL          154        0.6
Aerospace & Defense ................         AERO          133        0.5
Electrical Equipment ...............         ELEQ          126        0.5
Brokerage & Investment Management ..         FUND          122        0.5
Telecommunication Equipment ........         TELE           93        0.3
Chemical ...........................         CHEM           87        0.3
Real Estate Development ............         READ           58        0.2
Natural Gas Distribution ...........         UTIG           50        0.2
Cosmetic & Personal Care ...........         HNBA           29        0.1
Retail - Food ......................         RETF           29        0.1
Commercial Services ................         COMM           26        0.1
Leisure & Recreation ...............         LEIS           26        0.1
Energy - Alternative Sources .......         ENER           21        0.1
Shoe & Apparel Manufacturing .......         APPA           16        0.1
                                                       -------      -----
                                                       $26,458      100.0%
                                                       =======      =====

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                        Market
    Name of Issuer                                       Shares          Value
                                                                        (000's)

COMMON STOCK

Argentina - 0.2%
 Banco Frances SA (BANK) .........................        10,000            83
 GPO Finance Galicia (FINL) ......................        40,460            60
 IRSA Inversiones y Representaciones SA (READ) ...        29,022            46
 PC Holdings SA - Cl. B (FINL) ...................        53,132            72
 Siderca S.A.I.C. (STEE) .........................        35,000            68
                                                                       -------
                                                                           329

Australia - 2.8%
 AMP Diversified Property Trust (REIT) ...........       106,700           132
 AMP, Ltd. *(INSU) ...............................        28,800           323
 Aristocrat Leisure Limited (LEIS) ...............        18,500            67
 BHP, Inc.(DIOP) .................................        37,385           203
 Brambles Industries, Ltd. (DIOP) ................         7,200           176
 Broken Hill Proprietary Co., Ltd. (DIOP) ........        35,100           186
 Coles Myer, Ltd. (RETS) .........................        39,400           127
 CSL, Ltd. (HEAL) ................................         2,600            63
 CSR, Ltd. (CONS) ................................        37,900           137
 Foster's Brewing Group, Ltd. (FOOD) .............        70,100           196
 General Property Trust (REIT) ...................        53,300            76
 Lend Lease Corp. (FINL) .........................        13,200            85
 National Australia Bank, Ltd. (BANK) ............        30,600           547
 News Corp., Ltd. (MEDI) .........................        42,300           389
 Onesteel. Ltd. (STEE) ...........................         8,775             4
 Orica, Ltd. (DIOP) ..............................        15,500            35
 Pacific Dunlop, Ltd. (DIOP) .....................        59,000            25
 Paperlinx (PAPR) ................................         4,800            10
 QBE Insurance Group, Ltd. (INSU) ................        11,200            67
 Rio Tinto, Ltd. (METP) ..........................         6,900           120
 Santos, Ltd. (OILX) .............................        22,300            74
 Tabcorp Holdings, Ltd. (LEIS) ...................        16,400            79
 Telstra Corp., Ltd. (TELS) ......................       166,200           456
 Westfield Trust (REIT) ..........................        54,000            93
 Westpac Banking Corp., Ltd.(BANK) ...............        46,600           344
 WMC, Ltd. (DIOP) ................................        26,300           129
 Woolworth's, Ltd. (RETS) ........................        30,300           170
                                                                       -------
                                                                         4,313

Austria - 1.0%
 Austria Tabak AG (FOOD) .........................         3,700           259
 Austrian Airlines (TRAN) ........................         5,550            53
 BBAG Oesterreichische Brau Beteiligungs AG (FOOD)         2,150            79
 Bohler-Uddeholm AG (STEE) .......................         1,500            56
 BWT AG (POLL) ...................................         2,000            57
 EA-Generali AG (INSU) ...........................         1,050           135
 Flughafen Wien AG (TRAN) ........................         4,000           129
 Mayr-Melnhof Karton AG (PAPR) ...................         1,800            80
 Oesterreichische Elektrizitaetswirtschafts AG
  (UTIE) .........................................         3,900           324
 OMV AG (OILX) ...................................         3,000           252
 VA Technologie AG (ENGI) ........................         2,100            68
 Wienerberger Baustoffindustrie AG (CONS) ........         7,200           122
                                                                       -------
                                                                         1,614

Belgium - 1.6%
 Barco NV (ETRN) .................................           559            25
 BarcoNet NV* (ETRN) .............................         1,118             3
 Bekaert NV (METP) ...............................         1,390            50
 Colruyt NV (RETF) ...............................         1,870            63
 Compagnie Maritime Belge SA (TRAN) ..............         1,921           119
 D'Ieteren SA (AUTO) .............................           190            30
 Delhaize SA (RETF) ..............................         1,255            74
 Electrabel SA (UTIE) ............................         1,536           304
 Fortis (B) (INSU) ...............................        30,692           741
 GPE Bruxelles LAM (DIOP) ........................         5,094           286
 Heidelberger Zement AG (CONS) ...................         1,048
 KBC Bancassurance Holding NV (BANK) .............        10,840           386
 N.V. Union Miniere SA* (META) ...................         1,461            58
 Solvay SA (FINL) ................................         2,115           105
 UCB SA (HEAL) ...................................         4,800           167
                                                                       -------
                                                                         2,411

Brazil - 0.3%
 Centrais Electricas Brasileiras SA (UTIE) .......    10,577,000           135
 Companhia de Bebidas das Americas* (FOOD) .......       482,000           108
 Tele Norte Leste Participacoes SA (UTIT) ........    11,096,000           148
                                                                       -------
                                                                           391

Chile - 0.5%
 Banco Santiago SA - ADR (BANK) ..................         2,900            66
 Compania Cervecerias Unidas SA - ADR (FOOD) .....         3,900            86
 Compania de Telecomunicaciones de Chile SA
  (UTIT) .........................................         8,000           113
 Embotelladora Andina SA - ADR (FOOD) ............         6,100            82
 Empresa Nacional de Electricidad SA - ADR
  (UTIE) .........................................        10,100           114
 Enersis SA - ADR (UTIE) .........................         3,700            56
 Laboratorio Chile SA - ADR (HEAL) ...............         5,700           142
 Madeco SA - ADR (META) ..........................        13,000            63
                                                                       -------
                                                                           722

China - 0.1%
 Huaneng Power International, Inc. - ADR*
  (UTIE) ........................................          3,700            89

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                        Market
    Name of Issuer                                       Shares          Value
                                                                        (000's)

COMMON STOCK - CONTINUED

Czech Republic - 0.2%
 Ceska Sporitelna AS (BANK) ......................         9,500            63
 Ceske Energeticke Zavody AS -(UTIE) .............        21,600            48
 Komercni Banka AS (BANK) ........................         2,200            60
 SPT Telecom AS (TELS) ...........................         6,300            57
                                                                       -------
                                                                           228

Denmark - 1.2%
 A/S Dampskibsselskabet Svendborg - Cl. B (TRAN) .            27           243
 Dampskibsselskabet AF 1912 - Cl. B (TRAN) .......            40           278
 Danisco A/S (FOOD) ..............................         1,650            60
 Danske Bank (BANK) ..............................        11,500           207
 ISS A/S (COMM) ..................................         1,650            97
 Novo Nordisk AS (HEAL) ..........................        11,750           520
 Novozymes A/S - Ser. B* (OILX) ..................         2,350            49
 Tele Danmark A/S (TELS) .........................         6,550           236
 Vestas Wind Systems AS (ENER) ...................         2,500           117
                                                                       -------
                                                                         1,807

Finland - 0.4%
 Nokia Oyj (TELE) ................................        22,000           499
 Sampo Insurance Co. PLC (INSU) ..................         4,700            40
 Sonera Oyj (TELS) ...............................         5,432            42
 UPM-Kymmene Corp.* (PAPR) .......................         2,100            60
                                                                       -------
                                                                           641

France - 8.4%
 Accor SA (LEIS) .................................         4,890           207
 Air Liquide (CHEM) ..............................         1,306           188
 Alcatel (TELE) ..................................        18,887           395
 AXA SA (INSU) ...................................        25,968           741
 Banque Nationale de Paris (BANK) ................         6,348           553
 Bouygues SA (CONS) ..............................         6,110           207
 Cap Gemini SA (COMM) ............................         1,622           118
 Carrefour SA (RETF) .............................        11,715           620
 Casino Guichard-Perrachon SA (RETF) .............         2,053           173
 Club Mediterranee SA (LEIS) .....................           838            46
 Compagnie de St. Gobain (CONS) ..................         1,572           214
 Dassault Systemes SA (SOFT) .....................         1,995            77
 Eridania Beghin-Say SA (FOOD) ...................            98             8
 Essilor International SA (HEAL) .................           188            54
 France Telecom (TELS) ...........................        16,363           781
 Groupe Danone (FOOD) ............................         1,897           261
 Imercys (CONS) ..................................           794            79
 L'Oreal SA (HNBA) ...............................         9,987           645
 Lafarge SA (CONS) ...............................         2,526           216
 Lagardere S.C.A. (DIOP) .........................         2,436           115
 LVMH (Louis Vuitton Moet Hennessy)(FOOD) ........         7,719           389
 Michelin (PART) .................................         1,649            52
 Pernod Ricard (FOOD) ............................         1,441           101
 Pinault-Printemps-Redoute SA (RETS) .............         1,891           274
 PSA Peugeot Citroen (AUTO) ......................           818           222
 Rhone-Poulenc SA (BANK) .........................        11,637           930
 Sagem SA (ETRN) .................................           627            31
 Sanofi-Synthelabo SA* (HEAL) ....................        12,280           806
 Schneider SA (MACH) .............................         2,599           144
 Societe BIC SA (COMM) ...........................         1,234            45
 Societe Eurafrance SA (FINL) ....................         1,026            60
 Societe Generale - Cl. A (BANK) .................         6,189           367
 STMicroelectronics (ETRN) .......................        14,283           496
 Suez Lyonnaise des Faux (FOOD) ..................        19,520           629
 Thomson CFS (ETRN) ..............................         3,072           111
 Total Fina SA - Cl. B (OILX) ....................        11,680         1,637
 Unibail SA (REAL) ...............................         2,100           114
 Usinor SA (STEE) ................................         3,397            36
 Valeo SA (PART) .................................         1,712            69
 Vivendi Universal SA (DIOP) .....................        15,051           878
                                                                       -------
                                                                        13,089

Germany - 12.7%
 Adidas-Salomon AG (APPA) ........................         1,920           118
 Allianz AG - Reg. (INSU) ........................         7,680         2,244
 BASF AG (CHEM) ..................................        18,710           739
 Bayer AG (CHEM) .................................        21,930           861
 Bayerische Vereinsbank AG (BANK) ................        16,522           818
 Beiersdorf AG (HNBA) ............................         2,220           232
 Continental AG (PART) ...........................         1,100            15
 DaimlerChrysler AG (AUTO) .......................        30,799         1,416
 Deutsche Bank AG (BANK) .........................        19,000         1,363
 Deutsche Telekom AG (UTIT) ......................        90,590         2,067
 Douglas Holding AG (HNBA) .......................         1,090            29
 Dresdner Bank AG (BANK) .........................        17,210           787
 E.On AG (DIOP) ..................................        23,048         1,210
 Fresenius Medical Care AG (HEAL) ................         2,350           165
 Heidelberg Zement *(CONS) .......................         2,528           109
 Hochtief AG (CONS) ..............................         3,810            64
 Kamps AG (FOOD) .................................         2,666            24
 Karstadt AG (RETS) ..............................         4,100           122
 Linde AG (ENGI) .................................         3,300           140
 Lufthansa AG (TRAN) .............................         9,730           153
 MAN AG (DIOP) ...................................         4,400            94
 Merck KGAA (HEAL) ...............................         6,110           213
 Metro AG* (RETS) ................................         9,200           344
 Muenchener
  Rueckversicherungs-Gesellschaft AG -
  Reg. (INSU) ....................................         5,410         1,509
 Preussag AG (DIOP) ..............................         6,400           194
 RWE AG (UTIE) ...................................        14,500           577
 SAP AG (SOFT) ...................................         9,880         1,372
 Schering AG (HEAL) ..............................         4,890           257
 SGL Carbon AG (CHEM) ............................         1,190            42
 Siemens AG (DIOP) ...............................        27,540         1,692
 Thyssen Krupp AG (CONS) .........................        15,660           206
 Volkswagen AG (AUTO) ............................        10,119           476

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                        Market
    Name of Issuer                                       Shares          Value
                                                                        (000's)

COMMON STOCK - CONTINUED

Germany - Continued
 WCM Beteiligungs-und Grundbesitz AG (DIOP) ......         9,509           102
                                                                       -------
                                                                        19,754

Greece - 0.1%
 Alpha Credit Bank (BANK) ........................           190             4
 Commercial Bank of Greece (BANK) ................           389            14
 EFG Eurobank* (BANK) ............................         3,211            41
 Hellenic Bottling Co. SA (FOOD) .................            63             1
 Hellenic Telecommunication Organization SA
  (TELS) .........................................         2,254            29
 Intracom SA (TELE) ..............................         1,062            15
 Titan Cement Co. SA (CONS) ......................         1,400            46
                                                                       -------
                                                                           150

Hong Kong - 1.6%
 Beijing Datang Power Generation Co.,
  Ltd. (UTIE) ....................................       287,000            97
 Cathay Pacific Airways (TRAN) ...................        32,000            43
 China Southern Airlines Co., Ltd.* (TRAN) .......       225,000            70
 China Telecom (Hong Kong), Ltd. (TELS) ..........       107,000           564
 CLP Holdings, Ltd. (UTIE) .......................        30,600           129
 Guangshen Railway Co., Ltd. (TRAN) ..............       395,000            72
 Hang Seng Bank, Ltd. (BANK) .....................        22,700           233
 Henderson Land Development Co., Ltd. (READ) .....        22,000            97
 HSBC Holdings PLC (BANK) ........................         8,900           105
 Hutchison Whampoa, Ltd. (COMM) ..................        28,500           288
 Legend Holdings (COMP) ..........................       122,000            68
 Li & Fung, Ltd. (COMM) ..........................        36,000            59
 New World Development Co., Ltd. (READ) ..........        48,000            58
 Pacific Century Cyberworks, Ltd.* (TELE) ........       202,380            58
 Sun Hung Kai Properties, Ltd. (REIT) ............        31,000           279
 Swire Pacific, Ltd. - Cl. A (DIOP) ..............        23,500           122
 Wharf (Holdings), Ltd. (DIOP) ...................        44,000            92
                                                                       -------
                                                                         2,434

Hungary - 0.3%
 Danubius Hotel and Spa Rt. (LEIS) ...............         3,600            49
 Gedeon Richter Rt. (HEAL) .......................           900            50
 Magyar Tavkozlesi Rt. (UTIT) ....................        36,200           106
 MOL Magyar Olaj-es Gazipari Rt. (OILX) ..........         7,500           107
 OTP Bank Rt. (BANK) .............................         2,300           120
                                                                       -------
                                                                           432

India - 0.7%
 Bajaj Auto, Ltd. - GDR (AUTO) ...................        14,300            88
 EIH, Ltd. - GDR (REAL) ..........................         9,000            51
 Grasim Industries, Ltd. - GDR (DIOP) ............         7,100            55
 Gujarat Ambuja Cements, Ltd. - GDR (CONS) .......        23,800            91
 Hindalco Industries, Ltd. - GDR (META) ..........         4,900            95
 Indian Hotels Co., Ltd. - GDR (REAL) ............        16,700            92
 ITC, Ltd. - GDR *(FOOD) .........................        10,900           196
 Larsen & Toubro, Ltd. - GDR (DIOP) ..............        13,500           135
 Ranbaxy Laboratories, Ltd. - GDR (HEAL) .........         5,700            63
 Reliance Industries, Ltd. - GDR* (CHEM) .........        13,100           204
 Tata Engineering and Locomotive Co., Ltd. - GDR
  (AUTO) .........................................        34,600            50
                                                                       -------
                                                                         1,120

Ireland - 0.7%
 Allied Irish Banks PLC (BANK) ...................        26,800           300
 CRH PLC (CONS) ..................................        13,300           223
 Eircom PLC* (TELS) ..............................        69,432            76
 Greencore Group PLC (FOOD) ......................        26,000            56
 Irish Life & Permanent PLC (FINL) ...............         9,553           112
 Jefferson Smurfit Group PLC (CONT) ..............        47,000            87
 Kerry Group PLC (FOOD) ..........................         8,400            96
 Ryanair Holdings PLC* (TRAN) ....................        11,421           119
                                                                       -------
                                                                         1,069

Israel - 0.6%
 Bank Hapoalim (BANK) ............................        43,700           107
 Bezeq Israeli Telecommunication Corp.,
  Ltd. (UTIT) ....................................        84,900           127
 Check Point Software Technologies, Ltd. *(SOFT) .         4,200           212
 IDB Holding Corp., Ltd. (FUND) ..................         5,700           156
 Industrial Building Corp. (CONS) ................        45,100            60
 Makteshim-Agan Industries, Ltd.* (CHEM) .........        26,900            55
 Teva pharmaceutical Industries, Ltd. (HEAL) .....         2,900           182
                                                                       -------
                                                                           899

Italy - 7.2%
 Alitalia SpA (TRAN) .............................        60,000            73
 Assicurazioni Generali (INSU) ...................        43,382         1,305
 Autogrill SpA (RETF) ............................        10,001           108
 Banca Di Roma (BANK) ............................        15,000            46
 Banca Intesa SpA (BANK) .........................       178,800           632
 Banca Intesa SpA (BANK) .........................        37,400            86
 Banca Popolare di Milano (BANK) .................        18,100            71
 Benetton Group SPA (RETS) .......................        10,397           140
 Bulgari SpA (RETS) ..............................         8,900            93

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                        Market
    Name of Issuer                                       Shares          Value
                                                                        (000's)

COMMON STOCK - CONTINUED

Italy - Continued
 Enel SpA* (UTIE) ................................       248,583       $   760
 ENI SpA (OILS) ..................................       135,900         1,658
 Fiat SpA (AUTO) .................................        13,040           255
 Fiat SpA (AUTO) .................................         2,310            30
 Fiat SpA - RNC (AUTO) ...........................           720             9
 Italcementi SpA (CONS) ..........................        10,920            86
 Italgas (UTIG) ..................................        12,650           111
 La Rinascente SpA (CONS) ........................        10,500            45
 Mediaset SpA (MEDI) .............................        44,200           372
 Mediobanca SpA (FUND) ...........................        24,000           257
 Mondadori (Arnoldo) Editore SpA (MEDP) ..........        10,800            77
 Parmalat Finanziaria SpA (FOOD) .................        40,352           108
 Pirelli SpA (DIOP) ..............................        71,100           198
 Riunione Adriatica di Sicorta SpA (INSU) ........        22,129           272
 Riunione Adriatica di Sicorta SpA - RNC (INSU) ..         2,920            27
 SAI SpA (INSU) ..................................         4,300            66
 San Paolo-IMI SpA (BANK) ........................        56,097           720
 Sirti SpA (TELE) ................................        11,100            14
 Telecom Italia Mobile SpA (TELS) ................       240,100         1,225
 Telecom Italia Mobile SpA - RNC (TELS) ..........        48,200           153
 Telecom Italia SpA (TELS) .......................       131,500         1,181
 Telecom Italia SpA - RNC (TELS) .................        47,300           226
 UniCredito Italiano SpA (BANK) ..................       184,100           791
                                                                       -------
                                                                        11,195

Japan - 28.5%
 77 Bank, Ltd. (BANK) ............................        18,000           102
 Acom Co., Ltd. (LEND) ...........................         3,800           335
 Ajinomoto Co., Inc. (FOOD) ......................        18,000           193
 Alps Electric Co. (ETRN) ........................         6,000            56
 Amada Co., Ltd (MACH) ...........................        13,000            66
 Asahi Bank, Ltd. (BANK) .........................        73,000           158
 Asahi Breweries, Ltd. (FOOD) ....................        13,000           146
 Asahi Chemical Industry Co., Ltd. (CHEM) ........        39,000           164
 Asahi Glass Co., Ltd. (APPL) ....................        36,000           299
 Bank of Yokohama, Ltd. (BANK) ...................        22,000            90
 Benesse Corp. (COMM) ............................         2,600            82
 Bridgestone Corp. (PART) ........................        21,000           220
 Canon, Inc. (COMM) ..............................        22,000           889
 Casio Computer Co. (ETRN) .......................         9,000            52
 Central Japan Railway Co. (TRAN) ................            61           379
 Chugai Pharmaceutical Co., Ltd. (HEAL) ..........         4,000            61
 Citizen Watch Co., Ltd. (RETS) ..................        10,000            61
 Cosmo Oil Co., Ltd. (OILX) ......................        19,000            47
 Credit Saison Co., Ltd. (FINL) ..................         5,600           136
 CSK Corp. (SOFT) ................................         3,200           100
 Dai-Ichi Pharmaceutical Co., Ltd. (HEAL) ........         7,000           162
 Dai-Nippon Ink & Chemicals, Inc. (CHEM) .........        28,000            79
 Dai-Nippon Printng Co., Ltd. (COMM) .............        19,000           232
 Daicel Chemical Industries, Ltd. (CHEM) .........        16,000            56
 Dainippon Screen Manufacturing Co., Ltd. (ELEQ) .        11,000            46
 Daito Trust Construction Co., Ltd. (REAL) .......         3,600            61
 Daiwa House Industry Co., Ltd. (HOUS) ...........        17,000           133
 Daiwa Securities Group, Inc. (FUND) .............        33,000           345
 Denso Corp. (ETRN) ..............................        19,000           363
 East Japan Railway Co. (TRAN) ...................           104           600
 Ebara Corp. (MACH) ..............................         9,000            74
 Eisai Co., Ltd. (HEAL) ..........................         9,000           202
 Fanuc, Ltd. (ELEQ) ..............................         6,300           314
 FUJI Machine Manufacturing Co., Ltd. (MACH) .....         1,000            18
 Fuji Photo Film (LEIS) ..........................        13,000           561
 Fuji Soft ABC, Inc. (SOFT) ......................         1,000            59
 Fujikura (ELEQ) .................................        11,000            67
 Fujitsu, Ltd. (ELEQ) ............................        51,000           536
 Furukawa Electric Co. (TELE) ....................        16,000           128
 Hankyu Corp. (TRAN) .............................        10,000            33
 Hirose Electric Co., Ltd. (ETRN) ................         1,200            91
 Hitachi, Ltd. (ETRN) ............................        83,000           815
 Honda Motor Co. (AUTO) ..........................        24,000         1,055
 Hoya Corp. (ETRN) ...............................         3,000           190
 Isetan Co., Ltd. (RETS) .........................         7,000            74
 Ishikawajima-Harima Heavy Industries Co., Ltd.
  (DIOP) .........................................        28,000            69
 Ito-Yokado Co., Ltd. (RETS) .....................        11,000           507
 Itochu Corp. (DIOP) .............................        34,000           138
 Japan Energy Corp. (OILX) .......................        26,000            55
 Japan Tobacco, Inc. (FOOD) ......................            45           310
 Joyo Bank, Ltd. (BANK) ..........................        29,000            87
 Jusco Co., Ltd.* (RETS) .........................         8,000           176
 Kajima Corp. (CONS) .............................        35,000            89
 Kaneka Corp. (CHEM) .............................         5,000            45
 KAO Corp. (HNBA) ................................        16,000           398
 Kawasaki Heavy Industry, Ltd. (DIOP) ............        46,000            76
 Kawasaki Steel Corp. (STEE) .....................       100,000           119
 Keihin Electric Express Railway Co., Ltd. (TRAN).        17,000            74
 Kinden Corp. (ENGI) .............................        12,000            75
 Kinki Nippon Railway (TRAN) .....................        36,050           145
 Kirin Brewery Co. (FOOD) ........................        21,000           179
 Kokuyo Co. (COMM) ...............................         6,000            63
 Komatsu, Ltd. (MACH) ............................        30,000           138
 Komori Corp. (MACH) .............................         4,000            55
 Konami Co., Ltd. (COMP) .........................         3,700           169

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                        Market
    Name of Issuer                                       Shares          Value
                                                                        (000's)

COMMON STOCK - CONTINUED

Japan - Continued
 Konica Corp. (LEIS) .............................        11,000        $   81
 Kubota Corp. (MACH) .............................        40,000           159
 Kuraray Co., Ltd. (APPA) ........................        10,000            74
 Kurita Water Industries, Ltd. (POLL) ............         4,000            55
 Kyocera Corp. (ETRN) ............................         4,700           415
 Kyowa Hakko Kogyo Co., Ltd. (HEAL) ..............         9,000            60
 Makita Corp. (CNSU) .............................         8,000            50
 Marubeni Corp. (DIOP) ...........................        31,000            60
 Marui Co., Ltd. (RETS) ..........................        13,000           188
 Matsushita Electric Industrial Co. (ETRN) .......        51,000           798
 Minebea Co., Ltd. (CHEM) ........................         4,000            26
 Mitsubishi Chemical Corp. (CHEM) ................        61,000           163
 Mitsubishi Corp. (DIOP) .........................        34,000           274
 Mitsubishi Electric Corp. (ETRN) ................        52,000           258
 Mitsubishi Estate Co., Ltd. (REAL) ..............        37,000           340
 Mitsubishi Heavy Industries, Ltd. (MACH) ........        87,000           397
 Mitsubishi Logistics Corp. (TRAN) ...............         7,000            64
 Mitsubishi Materials Corp. (PMET) ...............        39,000            83
 Mitsubishi Rayon Co., Ltd. (APPA) ...............        23,000            82
 Mitsubishi Tokyo Finance (FINL) .................           153         1,275
 Mitsui & Co., Ltd. (DIOP) .......................        31,000           209
 Mitsui Fudosan Co., Ltd. (REAL) .................        24,000           259
 Mitsui Marine & Fire Insurance Co., Ltd.
  (INSU) .........................................        14,000            72
 Mitsui Mining & Smelting Co., Ltd. (META) .......        17,000            75
 Mitsukoshi, Ltd. (RETS) .........................        14,000            58
 Mizuho Holdings, Inc.* (BANK) ...................           160           744
 Mori Seiki Co., Ltd. (MACH) .....................         5,000            41
 Murata Manufacturing Co., Ltd. (ETRN) ...........         6,100           405
 Mycal Corp. (RETS) ..............................        20,000            22
 NAMCO, Ltd. (LEIS) ..............................         3,800            68
 NEC Corp. (COMP) ................................        43,000           581
 NGK Insulators (ETRN) ...........................        11,000            97
 NGK Spark Plug Co. (PART) .......................         7,000            66
 Nidec Corp. (MACH) ..............................         2,000           104
 Nikon Corp. (LEIS) ..............................        11,000           104
 Nintendo Corp., Ltd. (LEIS) .....................         3,500           637
 Nippon Comsys Corp. (ENGI) ......................         6,000            81
 Nippon Express Co., Ltd. (TRAN) .................        31,000           140
 Nippon Mitsubishi Oil Co., Ltd. (OILX) ..........        27,000           152
 Nippon Sheet Glass Co., Ltd. (DIOP) .............        14,000            82
 Nippon Steel Co. (STEE) .........................       133,000           202
 Nippon Telegraph & Telephone Corp. (UTIT) .......           315         1,642
 Nippon Unipac Holding, Co. *(PAPR) ..............            25           140
 Nippon Yusen Kabushiki Kaisha (TRAN) ............        40,000           158
 Nissan Motor Acceptance Corp. (FINL) ............        95,000           656
 Nitto Denko Corp. (ETRN) ........................         4,000           115
 Nomura Securities Co., Ltd. (FUND) ..............        42,000           805
 NSK, Ltd. (META) ................................        16,000            69
 NTN Corp. (METP) ................................        13,000            36
 Obayashi Corp. (CONS) ...........................        18,000            70
 Oji Paper Co. (PAPR) ............................        27,000           134
 Olympus Optical Co. (LEIS) ......................         9,000           144
 Omron Corp. (ETRN) ..............................         8,000           145
 Onward Kashiyama Co., Ltd. (APPA) ...............         7,000            76
 Oriental Land Co., Ltd. (LEIS) ..................         2,000           148
 Orix Corp. (FINL) ...............................         2,400           233
 Osaka Gas Co. (UTIG) ............................        65,000           210
 Pioneer Corp. (ETRN) ............................         4,000           122
 Promise Co., Ltd. (LEND) ........................         2,600           214
 Rohm Co., Ltd. (ETRN) ...........................         3,000           466
 Sankyo Co., Ltd. (HEAL) .........................        13,000           235
 Sanrio Co., Ltd. *(CNSU) ........................         3,000            39
 Sanyo Electric Co. (ETRN) .......................        42,000           265
 Secom Co. (ETRN) ................................         7,000           391
 Sega Enterprises (CNSU) .........................         4,300            76
 Sekisui Chemical Co. (CHEM) .....................        20,000            83
 Sekisui House, Ltd. (CONS) ......................        23,000           195
 Sharp Corp. (ETRN) ..............................        28,000           382
 Shimamura Co., Ltd. (RETS) ......................         1,000            52
 Shimano, Inc. (LEIS) ............................         5,000            74
 Shimizu Corp. (CONS) ............................        22,000            90
 Shin-Etsu Chemical Co. (CHEM) ...................         9,000           331
 Shionogi & Co., Ltd. (HEAL) .....................        12,000           250
 Shiseido Co., Ltd. (CHEM) .......................        14,000           131
 Shizuoka Bank, Ltd. (BANK) ......................        19,000           159
 Showa Shell Sekiyu K.K. (OILX) ..................        12,000            70
 Skylark Co., Ltd. (FOOD) ........................         3,000            85
 SMC Corp. (MACH) ................................         2,000           214
 Softbank Corp. (SOFT) ...........................         8,500           279
 Sony Corp. (ETRN) ...............................        22,300         1,466
 Sumitomo Bank (BANK) ............................       136,000         1,123
 Sumitomo Chemical Co. (CHEM) ....................        44,000           199
 Sumitomo Corp. (DIOP) ...........................        22,000           154
 Sumitomo Electric Industries (TELE) .............        19,000           215
 Sumitomo Heavy Industry (MACH) ..................        31,000            43
 Sumitomo Marine & Fire Insurance Co., Ltd. (INSU)        15,000            84
 Sumitomo Metal Industries (STEE) ................       102,000            61
 Sumitomo Metal Mining Co. (PMET) ................        17,000            79
 Taisho Pharmaceutical Co., Ltd. (HEAL) ..........        10,000           188
 Taiyo Yuden Co., Ltd. (ELEQ) ....................         4,000           106
 Takara Shuzo Co., Ltd. (FOOD) ...................         4,000            53
 Takashimaya Co. (RETS) ..........................        12,000            84
 Takeda Chemical Industries (HEAL) ...............        23,000         1,070
 Takefuji Corp. (LEND) ...........................         5,000           454
 Teijin, Ltd. (APPA) .............................        27,000           152

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                        Market
    Name of Issuer                                       Shares          Value
                                                                        (000's)

COMMON STOCK - CONTINUED

Japan - Continued
 Teikoku Oil Co., Ltd. (OILX) ....................        15,000          $ 74
 Terumo Corp. (HEAL) .............................         4,000            73
 The Bank of Fukuoka, Ltd. (BANK) ................         8,000            36
 The Chuo Mitsui Trust and Banking Co., Ltd.
  (BANK) .........................................        17,000            30
 The Daiwa Bank, Ltd. (BANK) .....................        52,000            68
 Tobu Railway Co., Ltd. (TRAN) ...................        29,000            93
 Toho Co., Ltd. (MEDI) ...........................         1,200           143
 Tohoku Electric Power (UTIE) ....................         9,100           148
 Tokio Marine & Fire Insurance Co. (INSU) ........        37,000           346
 Tokyo Broadcasting (MEDI) .......................         4,000            77
 Tokyo Electric Power (UTIE) .....................        32,600           844
 Tokyo Electron, Ltd. (ETRN) .....................         4,500           272
 Tokyo Gas Co. (OILX) ............................        27,000            82
 Tokyu Corp. (TRAN) ..............................        26,000           142
 Toppan Printing Co. (CNSU) ......................        20,000           206
 Toray Industries, Inc. (APPA) ...................        33,000           132
 Toshiba Corp. (ETRN) ............................        78,000           412
 Tostem Corp. (CONS) .............................         8,000           131
 Toto, Ltd. (APPL) ...............................        13,000            91
 Toyo Seikan Kaisha, Ltd. (CONT) .................         8,000           115
 Toyota Motor Corp. (AUTO) .......................        88,300         3,108
 Trans Cosmos, Inc. (SOFT) .......................           700            28
 UFJ Holdings, Inc. (FINL) .......................             1             5
 Uni-Charm Corp. (PAPR) ..........................         3,000            97
 UNY Co., Ltd. (RETS) ............................         8,000            82
 Wacoal Corp. (APPA) .............................         8,000            86
 World Co., Ltd. (APPA) ..........................         1,400            45
 Yamaha Corp. (LEIS) .............................         6,000            60
 Yamanouchi Pharmaceutical Co., Ltd. (HEAL) ......        10,000           281
 Yamato Transport Co., Ltd. (TRAN) ...............        12,000           252
 Yokogawa Electric (ETRN) ........................         8,000            71
                                                                       -------
                                                                        44,143

Malaysia - 0.7%
 Berjaya Sports Toto Berhad (LEIS) ...............        47,000            48
 Commerce Asset Holdings (BANK) ..................        40,000            63
 Gamuda Berhad (CONS) ............................        52,000            53
 IJM Corporation Berhad (CONS) ...................        49,000            45
 Magnum Corp. Berhad (LEIS) ......................       158,000            58
 Malayan Banking Berhad (BANK) ...................        48,000           130
 Malaysia International Shipping Berhad (TRAN) ...        61,000           109
 Public Bank Berhad (FINL) .......................        75,400            52
 Resorts World Berhad (LEIS) .....................        35,000            47
 RHB Capital Berhad (BANK) .......................        63,000            33
 Sime Darby Berhad (FINL) ........................        68,000            71
 Telekom Malaysia Berhad (TELS) ..................        60,000           139
 Tenaga Nasional Berhad (UTIE) ...................        61,000           140
 YTL Corp., Berhad (DIOP) ........................        65,000            65
                                                                       -------
                                                                         1,053

Mexico - 1.3%
 Cemex SA de CV - CPO*(CONS) .....................        27,000           144
 Cifra SA de CV - Ser. V (RETS) ..................        90,000           245
 Fomento Economico Mexicano SA de CV (FOOD) ......        20,000            85
 Grupo Carso SA de CV - Ser. A1 (DIOP) ...........        24,000            71
 Grupo Financiero Banamex Accival, SA de CV (FINL)       105,000           272
 Grupo Financiero Bancomer SA de CV - Cl. O (FINL)       157,000           156
 Grupo Modelo SA de CV - Ser. C (FOOD) ...........        62,000           167
 Grupo Televisa SA* (MEDI) .......................        60,000           119
 Kimberly-Clark de Mexico SA de CV (PAPR) ........        47,000           139
 Nuevo Grupo Mexico (META) .......................        18,000            47
 Telephonos de Mexico SA - Ser. L (UTIT) .........       326,000           572
 Wal-Mart de Mexico SA de CV - Ser. C (RETS) .....        25,000            61
                                                                       -------
                                                                         2,078

Netherlands - 2.8%
 ABN Amro Holding NV (BANK) ......................        18,400           346
 Aegon NV (INSU) .................................        14,500           409
 Akzo Nobel NV (CHEM) ............................         3,850           163
 ASM Lithography Holding NV (COMP) ...............         5,900           132
 Elsevier NV (MEDP) ..............................        10,500           131
 Heineken NV EUR2 (FOOD) .........................         5,468           221
 ING Groep NV (BANK) .............................         8,500           556
 Koninklijke Ahold NV (RETF) .....................         7,000           220
 Koninklijke KPN NV (TELS) .......................        11,420            65
 Koninklijke (Royal) Philips Electronics N.V.
  (ETRN) .........................................        13,656           362
 Royal Dutch Petroleum Co. (OILS) ................        21,250         1,224
 TNT Post Group NV (TRAN) ........................         5,610           117
 Unilever NV - CVA (CNSU) ........................         5,819           349
 Wolters Kluwer NV - CVA (MEDP) ..................         4,400           118
                                                                       -------
                                                                         4,413

New Zealand - 0.4%
 Carter Holt Harvey, Ltd. (PAPR) .................        75,200            52
 Contact Energy, Ltd. (UTIE) .....................        62,600            76
 Fisher & Paykel Industries, Inc. (APPL) .........        23,000           110
 Fletcher Building (CONS) ........................        73,900            71
 Telecom Corp. of New Zealand, Ltd. (TELS) .......       111,100           253
 The Warehouse Group, Ltd. (RETS) ................        29,000            64
                                                                       -------
                                                                           626

Norway - 1.2%
 Bergesen d.y. ASA - Cl. A (TRAN) ................         4,300            79

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                        Market
    Name of Issuer                                       Shares          Value
                                                                        (000's)

COMMON STOCK - CONTINUED

Norway - Continued
 Den Norske Bank (BANK) ..........................        43,960         $ 191
 Elkem ASA (META) ................................         4,400            73
 Kvaerner PLC (CONS) .............................         7,600            53
 Merkantildata ASA (SOFT) ........................         9,800            16
 Norsk Hydro ASA (DIOP) ..........................        11,140           472
 Norske Skogindustrier ASA - Cl. A (PAPR) ........         7,600           115
 Orkla ASA (DIOP) ................................        23,420           424
 Petroleum Geo-Services ASA (OILX) ...............         6,240            63
 Smedvig (OILS) ..................................         7,000            64
 Smedvig ASA - B Shares (OILS) ...................         7,600            61
 Storebrand ASA (INSU) ...........................        16,140           115
 Tomra Systems ASA (POLL) ........................        11,200           177
                                                                       -------
                                                                         1,903

Philippines - 0.1%
 Ayala Land, Inc. (READ) .........................        36,460             4
 Metropolitan Bank & Trust Co. (BANK) ............        13,090            50
 Petron Corp. (OILS) .............................       468,400            20
 Philippine Long Distance Telephone Co. (UTIT) ...         3,200            44
 SM Prime Holdings, Inc. (READ) ..................       545,000            65
                                                                       -------
                                                                           183

Portugal - 0.5%
 Banco Comercial Portgues, SA (BANK) .............        33,000           123
 BPI-SGPS, SA - Registered Shares (FUND) .........        32,490            76
 Brisa-Auto Estradas de Portugal, SA (CONS) ......         8,375            71
 Electricidade de Portugal, SA (UTIE) ............        67,500           161
 Jeronimo Martins, SGPS, SA (RETF) ...............         3,600            23
 Portugal Telecom, SA (TELS) .....................        46,000           321
 Sonae S.G.P.S., SA (RETS) .......................        87,600            64
                                                                       -------
                                                                           839

Singapore - 0.5%
 Brierley Investments, Ltd. (DIOP) ...............       147,650            41
 Chartered Semiconductor Manufacturing *(ETRN) ...        12,000            30
 City Developments, Ltd. (READ) ..................        29,000           112
 Cycle & Carriage, Ltd. (AUTO) ...................        14,000            25
 DBS Group Holdings, Ltd. (BANK) .................        17,000           125
 Oversea-Chinese Banking Corp., Ltd. (BANK) ......        16,000           104
 Singapore Airlines (TRAN) .......................        12,000            83
 Singapore Telecommunications, Ltd. (TELS) .......       114,000           119
 United Overseas Bank, Ltd. (BANK) ...............        13,448            85
                                                                       -------
                                                                           724

South Africa - 1.1%
 ABSA Group, Ltd. (BANK) .........................        24,600           116
 Anglo American Platinum Corp., Ltd. (PMET) ......         5,400           241
 Barlow, Ltd. (DIOP) .............................        11,700            87
 Dimension Data Holdings PLC (SOFT) ..............        28,883           110
 FirstRand, Ltd. (FINL) ..........................       164,400           176
 Foschini, Ltd.* (RETS) ..........................        37,100            32
 Impala Platinum Holdings, Ltd. (META) ...........         2,600           130
 Imperial Holdings, Ltd. (DIOP) ..................        10,091            85
 Investec Group, Ltd. (FUND) .....................         2,300            68
 Liberty Life Association of Africa, Ltd. (INSU) .        12,400            89
 M-Cell, Ltd. (TELS) .............................        40,200            92
 Nampak, Ltd. (CONT) .............................        25,500            37
 Nedcor, Ltd. (BANK) .............................         6,600           129
 Remgro, Ltd.* (DIOP) ............................        15,300           110
 Sappi, Ltd. (PAPR) ..............................        10,900            96
 Sasol, Ltd. (OILX) ..............................        12,800           117
                                                                       -------
                                                                         1,715

South Korea - 1.2%
 Cheil Jedang Corp. (FOOD) .......................         1,246            41
 Hyundai Motor Co., Ltd. (AUTO) ..................         6,490           141
 Kookmin Bank (BANK) .............................         8,310           111
 Korea Electric Power Corp. (UTIE) ...............        11,760           219
 Korea Telecom Corp.* (TELS) .....................           920            37
 LG Chemical (CHEM) ..............................         3,056            41
 LG Chemicals, Ltd. (CHEM) .......................           833             7
 LG Electronics (ETRN) ...........................         3,990            51
 LG Household & Health (HEAL) ....................           741            17
 Pohang Iron & Steel Co., Ltd. (STEE) ............         1,230            98
 Samsung Corp. (ETRN) ............................         6,120            35
 Samsung Display Devices Co. (ETRN) ..............         1,410            68
 Samsung Electro-Mechanics Co. (ETRN) ............         2,760            99
 Samsung Electronics (ETRN) ......................         3,190           471
 Samsung Fire & Marine Insurance (INSU) ..........         2,272            73
 Shinhan Bank (BANK) .............................         7,310            75
 SK Telecom Co., Ltd. (TELS) .....................         1,530           225
                                                                       -------
                                                                         1,809

Spain - 3.9%
 ACS, Actividades de Construccion y Servicios,
  S.A.* (CONS) ...................................         2,419            67
 Autopistas Concesionaria Espanola SA (TRAN) .....        13,503           123
 Banco Bilbao Vizcaya SA (BANK) ..................        90,135         1,167
 Banco Santander Central Hispano SA (BANK) .......       118,400         1,074
 Endesa SA (UTIE) ................................        28,100           449

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                        Market
    Name of Issuer                                       Shares          Value
                                                                        (000's)

COMMON STOCK - CONTINUED

Spain - Continued
 Fomento de Construcciones y Contratas SA (CONS) .         4,600       $    88
 Gas Natural SDG SA - E Shares (UTIG) ............        13,800           223
 Grupo Dragados SA (CONS) ........................         8,400           106
 Iberdrola SA (UTIE) .............................        27,500           353
 Repsol SA (OILX) ................................        30,000           496
 Sociedad General de Aguas de Barcelona SA (FOOD)          8,484           117
 Sol Melia SA (LEIS) .............................         5,700            50
 Tabacalera SA - Cl. A (FOOD) ....................         7,714           110
 Telefonica SA (UTIT) ............................       103,779         1,280
 TelePizza SA* (RETF) ............................         7,559            14
 Union Electrica Fenosa SA (UTIE) ................        12,200           228
 Vallehermoso SA (READ) ..........................         8,700            55
 Zardoya Otis SA (MACH) ..........................         9,752            88
                                                                       -------
                                                                         6,088

Supra National - 0.0%
 Mahindra & Mahindra, Ltd. - GDR (AUTO) ..........        16,500            30

Sweden - 1.2%
 Drott AB - B Shares (REAL) ......................         8,300            87
 Hennes & Mauritz AB - B Shares (RETS) ...........        10,300           177
 NetCom Systems, Inc. - Cl. B (TELS) .............         1,732            56
 Nordic Baltic Holding AB (BANK) .................        34,928           199
 SANDVIK AB (MACH) ...............................         4,350            87
 Securitas AB - B Shares (COMM) ..................         8,250           144
 Skand Enskilda Banken - Cl. A (BANK) ............        10,200            97
 Skandia Forsakrings AB (INSU) ...................        13,900           128
 Skanska AB (CONS) ...............................         4,400            42
 Svenska Cellulosa AB - Cl. B (PAPR) .............         3,100            66
 Svenska Handelsbanken, Inc. - A Shares (BANK) ...         6,350            91
 Telefonaktiebolaget LM Ericsson AB*(TELE) .......        79,300           434
 Telia AB (TELS) .................................        17,050            86
 Volvo AB (AUTO) .................................         5,750            86
                                                                       -------
                                                                         1,780

Switzerland - 1.8%
 ABB, Ltd. *(ENGI) ...............................         8,672           131
 Adecco SA Reg. (COMM) ...........................           600            28
 Credit Suisse Group Reg. (BANK) .................         1,970           324
 Givaudan (HNBA) .................................            55            15
 Nestle SA Reg. (FOOD) ...........................         2,100           447
 Novartis AG Reg. (HEAL) .........................        15,200           550
 Roche Holdings AG (HEAL) ........................         5,500           406
 Schweizerische Rueckversicherungs-Gesellschaft
  (INSU) .........................................            30            60
 Swisscom AG Reg. (UTIT) .........................           400            95
 Syngenta AG *(CHEM) .............................           547            29
 UBS AG (BANK) ...................................         2,906           417
 Zurich Finance (FINL) ...........................           633           216
                                                                       -------
                                                                         2,718

Thailand - 0.2%
 ABN Amro Asia Secuities Public Co., Ltd. (FINL) .        23,000            13
 Advanced Info Service Public Co., Ltd. (TELS) ...         7,700            82
 PTT Exploration & Production Public Co., Ltd.
  (OILX) .........................................        22,200            61
 Siam Cement Public Co., Ltd. (CONS) .............         4,000            43
 TelecomAsia Corp. Public Co., Ltd.* (UTIT) ......       113,200            47
                                                                       -------
                                                                           246

Turkey - 0.2%
 Arcelik AS (APPL) ...............................     3,934,500            32
 Kartonsan Karton Sanayi Ve Ticaret AS (PAPR) ....       365,000            14
 Migros Turk T.A.S. (RETF) .......................       387,000            24
 Tupras-Turkiye Petrol Rafinerileri AS (OILX) ....     1,009,000            26
 Turkiye Garanti Bankasi AS (BANK) ...............    12,113,000            61
 Turkiye Is Bankasi (Isbank) - Cl. C (BANK) ......    14,914,592           106
 Yapi ve Kredi Bankasi AS (BANK) .................    18,317,805            57
                                                                       -------
                                                                           320

United Kingdom - 10.7%
 Abbey National First Capital BV (BANK) ..........        16,000           281
 Airtours PLC (LEIS) .............................        11,300            46
 Amvescap PLC (BANK) .............................         5,300            92
 Arm Holdings PLC *(ETRN) ........................         9,700            37
 AstraZeneca Group PLC (HEAL) ....................        18,239           851
 Barclay's PLC (BANK) ............................        16,300           500
 Barratt Developments PLC (CONS) .................        10,100            51
 Bass PLC (FOOD) .................................        17,200           180
 Berkeley Group (The) PLC (READ) .................         4,700            48
 BG Group PLC (UTIG) .............................        37,866           149
 BOC Group PLC (CHEM) ............................         7,000           103
 Boots Co. PLC (RETD) ............................        13,800           117
 BP Amoco PLC (OILX) .............................       218,800         1,801
 British Aerospace PLC (AERO) ....................        32,263           155
 British Airport Authority PLC (TRAN) ............        11,700           109
 British Airways PLC (TRAN) ......................        11,300            55
 British American Tobacco PLC* (FOOD) ............        23,300           177
 British Land Co. PLC (REAL) .....................        11,000            75
 British Sky Broadcast PLC (MEDI) ................        19,900           192

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                        Market
    Name of Issuer                                       Shares          Value
                                                                        (000's)

COMMON STOCK - CONTINUED

United Kingdom - Continued
 British Telecommunications PLC (TELS) ...........        68,700        $  432
 Cadbury Schweppes PLC (FOOD) ....................        26,600           180
 Canary Wharf Finance PLC* (REIT) ................        11,700            91
 Carlton Communications PLC (MEDI) ...............        16,300            77
 Centrica PLC *(UTIG) ............................        58,900           189
 CGU PLC (INSU) ..................................        22,700           314
 Compass Group PLC* (FOOD) .......................        25,122           201
 Diageo PLC (FOOD) ...............................        30,200           332
 Dixons Group PLC* (TELE) ........................        23,200            76
 EMI Group PLC (LEIS) ............................        12,400            70
 GKN plc (PART) ..................................         9,200            88
 GlaxoSmithKline PLC* (HEAL) .....................        62,892         1,771
 Granada Compass PLC (LEIS) ......................        25,122            53
 Halifax Group PLC (LEND) ........................        24,700           286
 Hanson PLC (CONS) ...............................         8,990            66
 Hays PLC (DIOP) .................................        14,400            37
 Hilton Group PLC (LEIS) .........................        27,700            93
 HSBC Holdings PLC (BANK) ........................        90,100         1,069
 Imperial Chemical Industries PLC (CHEM) .........         7,100            42
 Invensys PLC (DIOP) .............................        38,785            74
 J Sainsbury PLC (RETF) ..........................        24,100           150
 Kingfisher PLC (RETS) ...........................        18,500           100
 Land Securities PLC (REAL) ......................         8,400           103
 Lattice Group *(ETRN) ...........................        37,866            85
 Legal & General Group PLC (INSU) ................        62,800           143
 Lloyds TSB Group PLC (BANK) .....................        58,900           590
 Logica PLC (SOFT) ...............................         6,700            81
 Marconi PLC (TELE) ..............................        28,600           102
 Marks & Spencer PLC (RETS) ......................        39,600           146
 Misys PLC (COMP) ................................         6,300            44
 National Grid Group PLC (UTIE) ..................        22,500           166
 National Power PLC (UTIE) .......................        16,500            70
 Nycomed Amersham PLC (HEAL) .....................         5,700            41
 P&O Princess Cruises PLC *(LEIS) ................        12,900            67
 Pearson PLC (MEDP) ..............................         8,100           134
 Peninsular & Oriental Steam Navigation Co.
  (TRAN)..........................................         6,800            25
 Prudential Corp. (INSU) .........................        22,500           273
 Rank Group PLC (DIOP) ...........................        30,800            94
 Reed International PLC (MEDP) ...................        15,400           137
 Rentokil Initial PLC (DIOP) .....................        29,600           100
 Reuters Group PLC (BUSI) ........................        15,900           207
 Rio Tinto PLC - Reg. (DIOP) .....................        12,700           226
 Royal Bank of Scotland Group (BANK) .............        11,500           254
 Schroders (BANK) ................................         4,050            47
 Scottish Power PLC (UTIE) .......................        17,100           126
 Slough Estates Finance PLC*(READ) ...............         9,900            48
 Tesco PLC (RETF) ................................        76,800           277
 The Great Universal Stores PLC (RETS) ...........        15,500           133
 The Sage Group PLC (MEDI) .......................        22,100            79
 Unilever PLC (CNSU) .............................        26,703           225
 United Utilities PLC (AGRI) .....................        10,400            99
 Vodafone AirTouch PLC (TELS) ....................       681,722         1,512
 WPP Group PLC *(COMM) ...........................         7,500            74
                                                                       -------
                                                                        16,518

United States - 0.1%
 Great Eastern Shipping Co. - GDR* (TRAN) ........        25,120            78
                                                                       -------
                               TOTAL COMMON STOCK-          96.7%      149,951
                                                                       -------


PREFERRED STOCK

Australia - 0.3%
 News Corp., Ltd. (MEDI) .........................        48,100           387

Brazil - 0.7%
 Aracruz Celulose SA (TELS) ......................        38,000            85
 Banco Bradesco SA (BANK) ........................    26,392,800            86
 Banco Itau SA (BANK) ............................     1,380,000            85
 Centrais Electricas Brasileires SA (UTIE) .......     8,637,000            85
 Compahnia de Bebidas das Americas (FOOD) ........       505,000            85
 Companhia Energetica de Minas Gerais (UTIE) .....     6,565,000            85
 Companhia Vale do Rio Doce (META) ...............         8,000            86
 Embratel Participacoes SA (UTIT) ................     6,417,000            85
 Tele Centro Sul Participacoes SA (UTIT) .........     6,634,000            85
 Tele Norte Leste Participacoes SA (UTIT) ........     7,080,500            85
 Telefonica Data Bearer (BUSI) ...................     3,000,000            85
 Telesp Celular Participacoes SA (TELS) ..........     8,056,387            85
 Telesp Participacoes SA (TELS) ..................     3,000,000            85

Germany - 0.1%
 Dyckerhoff AG (CONS) ............................         2,600            73
 Volkswagen AG (AUTO) ............................         3,212            73
                                                                       -------
                            TOTAL PREFERRED STOCK-           1.1%        1,640
                                                                       -------
WARRANTS - 1.2%

Mexico - 0.0%
 Cemex SA de CV (CONS) expires 12/12/02
   (Cost $1) .....................................         2,000             1

United States - 1.2%
 Morgan Stanley Capital LLC (FINL)
  expires 04/07/07 ...............................        23,600         1,853
                                                                       -------
                                   TOTAL WARRANTS-           1.2%        1,854
                                                                       -------

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                        Market
    Name of Issuer                                       Shares          Value
                                                                        (000's)

RIGHTS

Portugal - 0.0%
 Portugal Telecom (TELS)
 expires 07/09/01 ................................        46,000      $      6
                                                                      --------
                                     TOTAL RIGHTS-           0.0%            6
                                                                      --------

                                                         Par
                                                        Value
                                                       (000's)

SHORT-TERM INVESTMENTS

Investment in joint trading account - 0.4%
Investment in joint trading account
 3.97% due 07/02/01 ..............................    $      756           756
U.S. Treasury Bills - 0.3%
 3.43% due 09/13/01# .............................           410           407

                                                       Shares
Cash Equivalents - 16.6%
 Navigator Securities Lending Prime
  Portfolio **                                        25,718,447        25,718
                                                      ----------      --------

                      TOTAL SHORT-TERM INVESTMENTS          17.3%       26,881
                                                      ----------      --------
                                TOTAL INVESTMENTS-         116.3%      180,332
                  Other Assets & Liabilities, Net-         (16.3)%     (25,238)
                                                      ----------      --------
                                       NET ASSETS-         100.0%     $155,094
                                                      ==========      ========
ADR-American Depository Receipts.
GDR-Global Depository Receipts.
*  Non-income producing securities.
** Represents investment of security lending collateral.
# All or a portion of the principle amount of this security was pledged to cover initial margin requirements for open future contracts.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                                  Market         % of
                                                 Industry          Value       Long-Term
                Industry                       Abbreviation       (000s)      Investments
Bank ..................................            BANK          $21,303         13.9%
Insurance .............................            INSU            9,576          6.2
Electronic Products & Services ........            ETRN            9,523          6.2
Health Care Products ..................            HEAL            9,232          6.0
Diversified Operations ................            DIOP            8,875          5.8
Telecommunication Services ............            TELS            7,299          4.8
Automobile ............................            AUTO            7,094          4.6
Telephone .............................            UTIT            6,496          4.2
Electric Power ........................            UTIE            5,783          3.8
Food, Beverage & Tobacco ..............            FOOD            5,716          3.7
Transportation Services ...............            TRAN            5,617          3.7
Financial Services ....................            FINL            5,608          3.6
Oil & Natural Gas Exploration &
 Production ...........................            OILX            5,163          3.4
Chemical ..............................            CHEM            3,751          2.4
Retail - Department Stores ............            RETS            3,596          2.3
Construction ..........................            CONS            3,454          2.2
Oil ...................................            OILS            3,027          2.0
Leisure & Recreation ..................            LEIS            2,857          1.9
Computer Software & Services ..........            SOFT            2,334          1.5
Commercial Services ...................            COMM            2,119          1.4
Telecommunication Equipment ...........            TELE            1,936          1.3
Media - TV & Radio ....................            MEDI            1,835          1.2
Retail - Food .........................            RETF            1,746          1.1
Brokerage & Investment Management .....            FUND            1,707          1.1
Machinery .............................            MACH            1,628          1.1
Cosmetic & Personal Care ..............            HNBA            1,319          0.9
Personal & Commercial Lending .........            LEND            1,289          0.8
Real Estate Operations ................            REAL            1,182          0.8
Electrical Equipment ..................            ELEQ            1,069          0.7
Paper & Forest Products ...............            PAPR            1,003          0.6
Computer Equipment ....................            COMP              994          0.6
Consumer Miscellaneous ................            CNSU              945          0.6
Natural Gas Distribution ..............            UTIG              882          0.6
Shoe & Apparel Manufacturing ..........            APPA              765          0.5
Metals & Mining .......................            META              696          0.5
Real Estate Investment Trust ..........            REIT              671          0.4
Steel .................................            STEE              644          0.4
Precious Metals .......................            METP              609          0.4
Media - Publishing ....................            MEDP              597          0.4
Real Estate Development ...............            READ              533          0.4
Household Appliances & Furnishings ....            APPL              532          0.3
Auto & Truck Parts ....................            AUTO              510          0.3
Engineering & Construction ............            ENGI              495          0.3
Business Services .....................            BUSI              292          0.2
Pollution Control .....................            POLL              289          0.2
Container .............................            CONT              239          0.2
Aerospace & Defense ...................            AERO              155          0.1
Housing ...............................            HOUS              133          0.1
Energy ................................            ENER              117          0.1
Retail - Department Stores ............            RETD              117          0.1
Agriculture Operations ................            AGRI               99          0.1
                                                                --------        -----
                                                                $153,451        100.0%
                                                                ========        =====

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND


                                                                        Market
                 Name of Issuer                           Shares         Value
                                                                        (000's)
COMMON STOCK
Australia - 2.6%
 BHP, Ltd (DIOP) .................................        27,926      $    152
 Brambles Industries, Ltd.  (DIOP) ...............         2,110            52
 Broken Hill Proprietary Co., Ltd.
 (DIOP) ..........................................        26,220           139
 Tabcorp Holdings, Ltd.  (LEIS) ..................         6,933            33
 Woolworth's, Ltd.  (RETS) .......................        32,164           180
                                                                      --------
                                                                           556
Finland - 1.3%
 Nokia Oyj  (TELS) ...............................        11,772           267
France - 7.6%
 Air Liquide  (CHEM) .............................         1,368           197
 Alcatel  (TELS) .................................         2,259            47
 AXA SA (INSU) ...................................         7,685           219
 Castorama Dubois Investisse  (RETS) .............           290            62
 France Telecom  (TELS) ..........................           997            48
 Lafarge SA  (CONS) ..............................         2,366           203
 Rhone-Poulenc SA  (BANK) ........................           556            44
 Schneider SA  (MACH) ............................         3,368           186
 Total Fina SA - Cl. B (OILX) ....................         1,156           162
 Vivendi Environment  (POLL) .....................         3,340           141
 Vivendi Universal SA  (DIOP) ....................         5,004           292
                                                                      --------
                                                                         1,601
Germany - 6.1%
 Allianz AG - Reg. (INSU) ........................           606           177
 Bayerische Motoren Werke AG  (AUTO) .............         6,656           221
 Deutsche Bank AG  (BANK) ........................         3,476           249
 Deutsche Telekom AG  (UTIT) .....................         3,539            81
 Infineon Technologies AG  (ETRN) ................         2,790            66
 Muenchener
  Rueckversicherungs-Gesellschaft AG -
  Reg. (INSU) ....................................           474           132
 SAP AG  (SOFT) ..................................         1,557           216
 Siemens AG  (DIOP) ..............................         2,188           134
                                                                      --------
                                                                         1,276
Hong Kong - 1.4%
 Giordano International Ltd.  (APPA) .............        48,000            25
 Hang Seng Bank, Ltd.  (BANK) ....................         9,400            96
 Hutchison Whampoa, Ltd.  (COMM) .................         4,700            48
 Li & Fung, Ltd.  (COMM) .........................        60,000            99
 Sun Hung Kai Properties, Ltd.  (REIT) ...........         4,000            36
                                                                      --------
                                                                           304
Ireland - 0.9%
 Bank of Ireland  (BANK) .........................        19,442           193
Italy - 3.4%
 San Paolo-IMI SpA  (BANK) .......................        12,300           158
 Telecom Italia Mobile SpA  (TELS) ...............        11,500            59
 Telecom Italia SpA  (TELS) ......................        26,983           242
 UniCredito Italiano SpA  (BANK) .................        60,500           260
                                                                      --------
                                                                           719
Japan - 23.2%
 Advantest  (ETRN) ...............................           400            34
 Asahi Chemical Industry Co., Ltd.
  (CHEM)  ........................................        22,000            92
 Banyu Pharmaceutical Co., Ltd.  (HEAL) ..........         4,000            73
 Canon, Inc.  (COMM) .............................         7,000           283
 Chiba Bank, Ltd.  (BANK) ........................        10,000            36
 Circle K Japan Co., Ltd.  (RETF) ................         2,900            84
 Daiwa Securities Group, Inc.  (FUND) ............        18,000           188
 Fuji Photo Film  (LEIS) .........................         5,000           216
 Honda Motor Co.  (AUTO) .........................         2,000            88
 KAO Corp.  (HNBA) ...............................         9,000           224
 Keyence Corp.  (OILX) ...........................           600           119
 Kirin Brewery Co.  (FOOD) .......................        13,000           111
 Konami Co., Ltd.  (COMP) ........................         1,300            59
 Mitsui Marine & Fire Insurance Co.,
  Ltd.  (INSU) ...................................        22,000           113
 Mizuho Holdings, Inc.  *(BANK) ..................            26           121
 Murata Manufacturing Co., Ltd.  (ETRN) ..........         1,300            86
 NGK Insulators  (PART) ..........................        10,000            88
 Nippon Telegraph & Telephone Corp.
  (UTIT)  ........................................            33           172
 Nomura Securities Co., Ltd.  (FUND) .............         4,000            77
 Ricoh Co., Ltd.  (ETRN) .........................         7,000           151
 Rohm Co., Ltd.  (ETRN) ..........................         1,200           186
 Sanyo Electric Co.  (ETRN) ......................        36,000           227
 Secom Co.  (ETRN) ...............................         2,000           112
 Sharp Corp.  (ETRN) .............................        14,000           191
 Shin-Etsu Chemical Co.  (CHEM) ..................         2,000            73
 Skylark Co., Ltd.  (FOOD) .......................         6,000           171
 SMC Corp.  (MACH) ...............................         1,400           150
 Sony Corp.  (ETRN) ..............................         1,400            92
 Sumitomo Bank  (BANK) ...........................         3,000            25
 Sumitomo Corp.  (DIOP) ..........................        20,000           140
 Takeda Chemical Industries  (HEAL) ..............         7,000           326
 Takefuji Corp.  (LEND) ..........................         2,600           236
 Tokyo Electric Power  (UTIE) ....................         7,300           189
 Toppan Forms Co., Ltd.  (COMM) ..................         6,000           101
 Toyota Motor Corp.  (AUTO) ......................         6,500           229
 UFJ Holdings, Inc.  (FINL) ......................             5            27
                                                                      --------
                                                                         4,890
Netherlands - 7.5%
 Aegon NV  (INSU) ................................         5,132           145
 ASM Lithography Holding NV  (COMP) ..............         6,255           140
 ING Groep NV  (BANK) ............................         5,680           372
 Koninklijke (Royal) Philips Electronics
  N.V.  (ETRN) ...................................         7,510           199
 Royal Dutch Petroleum Co.  (OILE) ...............        10,053           579
 Unilever NV - CVA (CONS) ........................           454            27
 VNU NV  (MEDP) ..................................         3,614           123
                                                                      --------
                                                                         1,585
Portugal - 0.2%
 Electricidade de Portugal, SA  (UTIE) ...........        17,717            42

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

                                                                        Market
                 Name of Issuer                           Shares         Value
                                                                        (000's)
COMMON STOCK - CONTINUED
Singapore - 0.6%
 Singapore Technology Engineering, Ltd.
   (ENGI) ........................................        92,000      $    130
Spain - 2.9%
 Acerinox SA  (STEE) .............................         4,439           124
 Banco Santander Central Hispano SA
  (BANK)  ........................................        10,471            95
 Inditex  (FUSI) .................................         6,648           106
 Tabacalera S.A. - Cl. A (FOOD) ..................         4,920            70
 Telefonica SA  (UTIT) ...........................        16,606           205
 Union Electrica Fenosa SA  (UTIE) ...............           218             4
                                                                      --------
                                                                           604
Sweden - 3.5%
 Investor AB - B Shares (FUND) ...................        12,183           155
 Nordic Baltic Holding AB  (BANK) ................        23,695           135
 Securitas AB - B Shares (COMM) ..................        11,074           194
 Skandia Forsakrings AB  (INSU) ..................        17,002           156
 Telefonaktiebolaget LM Ericsson AB *
  (TELS)  ........................................        17,614            97
                                                                      --------
                                                                           737
Switzerland - 8.7%
 Adecco SA (COMM) ................................         3,586           169
 Credit Suisse Group - Reg. (BANK) ...............         1,513           249
 Nestle SA (FOOD) ................................         2,213           471
 NovartisS AG (HEAL) .............................         6,292           228
 Roche Holdings AG (HEAL) ........................         4,387           316
 Schweizerische
  Rueckversicherungs-Gesellschaft
   (INSU) ........................................            92           184
 UBS AG  (BANK) ..................................         1,207           173
 Zurich Finance  (FINL) ..........................           136            46
                                                                      --------
                                                                         1,836
United Kingdom - 25.0%
 Amvescap PLC  (BANK) ............................        15,375           267
 AstraZeneca Group PLC  (HEAL) ...................         1,599            75
 Barclay's PLC  (BANK) ...........................        11,774           361
 Bass PLC  (FOOD) ................................         5,938            62
 BP Amoco PLC  (OILX) ............................        50,616           417
 British Telecommunications PLC  (TELS) ..........        44,070           277
 CGU PLC  (INSU) .................................         9,546           132
 Diageo PLC  (FOOD) ..............................        30,407           334
 Elan Corp. PLC  - ADR (HEAL) ....................         1,400            86
 Exel (ETRN) .....................................        10,828           116
 GlaxoSmithKline PLC  *(HEAL) ....................        24,243           683
 GlaxoSmithKline PLC - ADR (HEAL) ................         2,300           129
 HSBC Holdings PLC  (BANK) .......................        25,108           298
 National Grid Group PLC  (UTIE) .................        10,848            80
 P&O Princess Cruises PLC *(LEIS) ................        39,239           204
 Reckitt Benckiser PLC  (HNBA) ...................         7,177           104
 Reuters Group PLC  (BUSI) .......................         8,712           113
 Shell Transport & Trading Co. PLC
  (OILX)  ........................................         3,111            26
 Smiths Group PLC  (DIOP) ........................        21,021           244
 Tesco PLC  (RETF) ...............................       116,272           420
 Unilever PLC  (CNSU) ............................        38,239           323
 Vodafone AirTouch PLC  (TELS) ...................       231,703           513
                                                                      --------
                                                                         5,264
                                                                      --------
                               TOTAL COMMON STOCK-          94.9%       20,004
                                                                      --------
                                                           Par
                                                          Value
                                                         (000's)
SHORT-TERM INVESTMENTS - 5.7%
 Investment in joint repurchase
  agreement with Goldman Sachs & Co.,
  4.11% due 07/02/01. (Secured by
  various U.S. Treasury obligations and
  U.S. Government Agency Bonds)                         $  1,200         1,200
                                                        --------      --------
                                TOTAL INVESTMENTS-         100.6%       21,204
                  Other Assets & Liabilities, Net-          (0.6)%        (118)
                                                        --------      --------
                                       NET ASSETS-         100.0%     $ 21,086
                                                        ========      ========

ADR-America Depository Receipt
* Non-income producing security.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                       Market         % of
                                       Industry        Value        Long-Term
           Industry                  Abbreviation      (000s)      Investments

Bank ............................         BANK        $ 3,132         15.7%
Health Care Products ............         HEAL          1,916          9.6
Telecommunication Services ......         TELS          1,550          7.7
Electronic Products & Services ..         ETRN          1,460          7.3
Oil .............................         OILX          1,303          6.5
Insurance .......................         INSU          1,258          6.3
Food, Beverage & Tobacco ........         FOOD          1,219          6.1
Diversified Operations ..........         DIOP          1,153          5.8
Commercial Sevices ..............         COMM            894          4.5
Automobile ......................         AUTO            538          2.7
Retail - Food ...................         RETF            504          2.5
Telephone .......................         UTIT            458          2.3
Leisure & Recreation ............         LEIS            453          2.3
Brokerage & Investment
 Management .....................         FUND            420          2.1
Chemical ........................         CHEM            362          1.8
Machinery .......................         MACH            336          1.7
Consumer Miscellaneous ..........         CNSU            323          1.6
Cosmetic & Personal Care ........         HNBA            328          1.6
Electric Power ..................         UTIE            315          1.6
Retail - Department Stores ......         RETS            242          1.2
Personal & Commercial Lending ...         LEND            236          1.2
Construction ....................         CONS            230          1.1
Business Services ...............         BUSI            219          1.1
Computer Software & Services ....         SOFT            216          1.1
Computer Equipment ..............         COMP            199          1.0
Pollution Control ...............         POLL            141          0.7
Engineering & Construction ......         ENGI            130          0.6
Steel ...........................         STEE            124          0.6
Media - Publishing ..............         MEDP            123          0.6
Auto & Truck Parts ..............         PART             88          0.4
Financial Services ..............         FINL             73          0.4
Real Estate Investment Trust ....         REIT             36          0.2
Shoe & Apparel Manufacturing ....         APPA             25          0.1
                                                      -------        -----
                                                      $20,004        100.0%
                                                      =======        =====

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                                                        Market
                  Name of Issuer                          Shares         Value
                                                                        (000's)
COMMON STOCK
Apparel - 0.5%
 Skechers USA, Inc. ..............................        35,100     $   1,026
Auto & Truck Parts - 0.4%
 O'Reilly Automotive,
  Inc ............................................        27,200           781
Bank - 2.4%
 Greater Bay Bancorp .............................        53,400         1,334
 Southwest
  Bancorporation of
  Texas, Inc. * ..................................        51,500         1,556
 Sterling Bancshares,
  Inc ............................................       105,400         2,021
                                                                     ---------
                                                                         4,911
Brokerage & Investment Management - 1.1%
 Affiliated Managers
  Group, Inc.*  ..................................        36,900         2,269
Business Services - 5.0%
 Corporate Executive
  Board Co.*  ....................................        67,100         2,818
 Education Management
  Corp ...........................................        63,100         2,527
 EFunds Corp. ....................................        47,400           882
 Expedia, Inc. - Cl. A ...........................        14,900           694
 Forrester Research,
  Inc. *  ........................................        41,700           942
 Management Network
  Group, Inc.* ...................................       121,350           740
 On Assignment, Inc. * ...........................        80,000         1,440
                                                                     ---------
                                                                        10,043
Commercial Services - 3.4%
 Corinthian Colleges,
  Inc ............................................        42,700         2,010
 Plexus Corp.* ...................................        26,000           858
 Profit Recovery Group
  International, Inc. * ..........................        41,500           476
 Quanta Services,
  Inc.* ..........................................        23,749           523
 Veritas DGC, Inc.* ..............................        41,100         1,141
 Waste Connections,
  Inc ............................................        51,950         1,870
                                                                     ---------
                                                                         6,878
Computer Equipment - 2.0%
 Cerner Corp.* ...................................        32,700         1,374
 M-Systems Flash Disk Pioneers,
     Ltd. * ......................................       128,500           912
 PRI Automation, Inc. * ..........................        95,700         1,773
                                                                     ---------
                                                                         4,059
Computer Software & Services - 4.6%
 Advent Software, Inc. * .........................        20,900         1,327
 Avocent Corp. ...................................        37,746           859
 Data Return Corp.* ..............................        88,400           155
 Embarcadero
  Technologies, Inc. * ...........................        54,900         1,225
 Intranet Solutions,
  Inc. *  ........................................        36,200         1,377
 Macromedia, Inc. * ..............................        55,700         1,003
 Secure Computing
  Corp.*  ........................................       119,500         1,877
 Skillsoft Corp. .................................        35,900         1,229
 TeleCommunication
  Systems, Inc. ..................................       110,200           331
                                                                     ---------
Construction - 0.7%
 Ryland Group, Inc. ..............................        27,800         1,407
Consumer Miscellaneous - 4.1%
 DigitalThink, Inc. * ............................        70,600           495
 GoTo.com, Inc. ..................................        67,100         1,305
 NetRatings, Inc. * ..............................       101,400         1,460
 ScanSource, Inc. * ..............................        36,900         1,750
 Strayer Education,
  Inc ............................................        26,300         1,282
 University of Phoenix
  Online .........................................        45,500         1,934
                                                                     ---------
                                                                         8,226
Diversified Operations - 0.6%
 CoorsTek, Inc. ..................................        31,900         1,196
Electric Power - 1.6%
 Beacon Power Corp. ..............................       129,350           893
 Wilson Greatbatch
  Technologies, Inc.* ............................        79,800         2,314
                                                                     ---------
                                                                         3,207
Electrical Equipment - 0.7%
 LTX Corp. *  ....................................        57,700         1,475
Electronic Products & Services - 12.7%
 Aeroflex, Inc. * ................................       109,000         1,144
 Alpha Industries,
  Inc ............................................        45,600         1,347
 Atmi, Inc. * ....................................        59,600         1,788
 Brooks Automation,
  Inc. *  ........................................        29,100         1,342
 Credence Systems
  Corp. * ........................................        51,200         1,241
 Cree, Inc. * ....................................        34,000           889
 Cytyc Corp. *  ..................................        38,000           876
 DDI Corp. .......................................        74,200         1,484
 DuPont Photomasks,
  Inc. *  ........................................        30,700         1,481
 Elantec
  Semiconductor, Inc.
  * ..............................................        32,400         1,095
 Electro Scientific
  Industries, Inc. *  ............................        42,700         1,627
 FEI Co. .........................................         4,800           197
 FMC Technologies,
  Inc ............................................         1,800            37
 Microsemi Corp. .................................        38,700         2,748
 Nanometrics, Inc. * .............................        38,000         1,045
 Pixelworks, Inc. * ..............................        48,350         1,728
 PLX Technology, Inc. * ..........................       127,200         1,080
 Rudolph Technologies,
  Inc. *  ........................................        45,000         2,115
 Semtech Corp. *  ................................        51,200         1,536
 Silicon Storage
  Technology, Inc. *  ............................        88,400           895
                                                                     ---------
                                                                        25,695
Energy - Alternative Source - 0.2%
 Evergreen Solar, Inc. ...........................        52,300           502
Financial Services - 0.6%
 Actrade Financial
  Technologies, Ltd. * ...........................        20,455           484
 Medallion Financial
  Corp ...........................................        66,100           677
                                                                     ---------
                                                                         1,161
Food, Beverage & Tobacco - 2.5%
 American Italian
  Pasta Co. ......................................        38,800         1,800
 Dean Foods Co. ..................................        25,000         1,005

                                                                        Market
                  Name of Issuer                          Shares         Value
                                                                        (000's)
COMMON STOCK - CONTINUED
Food, Beverage & Tobacco - Continued
 Performance Food
  Group Co. ......................................        73,800     $   2,231
                                                                     ---------
                                                                         5,036
Health Care Products - 6.5%
 Alkermes, Inc. ..................................        41,200         1,446
 Charles River
  Laboratories ...................................         3,387           118
 Cima Labs, Inc. .................................        15,400         1,209
 Exelixis, Inc. ..................................        34,400           653
 Inhale Therapeutic
  Systems, Inc.* .................................        64,400         1,481
 Inspire
  Pharmaceuticals,
  Inc ............................................        20,500           287
 Mid Atlantic Medical
  Services, Inc. *  ..............................        62,600         1,122
 Noven
  Pharmaceuticals,
  Inc ............................................        37,300         1,462
 Regeneron
  Pharmaceuticals ................................        25,400           880
 Renal Care Group,
  Inc. *  ........................................        79,700         2,621
 Salix
  Pharmaceuticals,
  Ltd ............................................        19,800           488
 Unilab Corp. ....................................         2,300            58
 Urologix, Inc. * ................................        71,100         1,302
                                                                     ---------
                                                                        13,127
Health Care Services - 8.1%
 Accredo Health, Inc. ............................        64,100         2,384
 AmeriSource Health
  Corp. - Cl. A* .................................        25,900         1,432
 Apria Healthcare
  Group, Inc. * ..................................        32,400           935
 Covance, Inc. *  ................................        75,800         1,717
 DaVita, Inc.*  ..................................        89,021         1,810
 Gene Logic, Inc. ................................        18,100           395
 LifePoint Hospitals,
  Inc. *  ........................................        48,900         2,165
 Lincare Holdings,
  Inc. *  ........................................        36,800         1,104
 Rightchoice Manage
  Care, Inc. .....................................        35,000         1,554
 Ventiv Health, Inc. * ...........................        67,400         1,391
 Visible Genetics,
  Inc. *  ........................................        61,200         1,521
                                                                     ---------
                                                                        16,408
Household Appliances / Furnishings - 0.5%
 Ethan Allen
  Interiors, Inc. ................................        31,300         1,017
Insurance - 3.3%
 Fidelity National
  Financial, Inc. ................................        57,600         1,415
 HCC Insurance
  Holdings, Inc. .................................        61,900         1,517
 Philadelphia
  Consolidated Holding
  Corp. * ........................................        25,900           901
 Renaissancere
  Holdings, Ltd. .................................        19,000         1,408
 Stancorp Financial
  Group, Inc. ....................................        28,300         1,341
                                                                     ---------
                                                                         6,582
Machinery - 0.6%
 Global Power
  Equipment Group,
     Inc .........................................        20,077           588
 SureBeam Corporation
  - Cl. A * ......................................        40,300           690
                                                                     ---------
                                                                         1,278
Media - Publishing - 0.8%
 Scholastic Corp.* ...............................        35,000         1,575
Media - TV & Radio - 5.2%
 Entercom
  Communications Corp. * .........................        32,500         1,742
 Getty Images, Inc. ..............................        57,200         1,502
 Insight
  Communications
  Company, Inc. ..................................        40,200         1,005
 Pegasus
  Communications
  Corp.*  ........................................        40,900           920
 Radio One, Inc. *  ..............................        42,500           978
 Radio One, Inc. - Cl. D .........................        61,200         1,349
 Regent
  Communications, Inc. * .........................       190,600         2,285
 Sinclair Broadcast
  Group, Inc. ....................................        62,000           639
                                                                     ---------
                                                                        10,420
Oil & Natural Gas Exploration & Production - 5.4%
 Encore Acquisition
  Co. * ..........................................        17,000           196
 Evergreen Resources,
  Inc ............................................        28,000         1,064
 Fuelcell Energy, Inc. ...........................        27,800           642
 Newfield Exploration
  Co. * ..........................................        41,400         1,327
 NPS Pharmaceuticals,
  Inc ............................................        59,300         2,384
 Patterson Uti Energy,
  Inc. *  ........................................        55,500           992
 Pride International,
  Inc. *  ........................................        56,300         1,070
 Spinnaker Exploration
  Co.*  ..........................................        40,900         1,630
 Stone Energy Corp. * ............................        35,200         1,559
                                                                     ---------
                                                                        10,864
Oil - Equipment & Service - 4.7%
 Dril Quip, Inc. *  ..............................        61,300         1,320
 Horizon Offshore,
  Inc. *  ........................................        65,200           880
 Hydril Co. * ....................................        73,000         1,662
 Lone Star
  Technologies, Inc. * ...........................        38,100         1,379
 Marine Drilling
  Companies, Inc. * ..............................        53,700         1,026
 Natco Group, Inc. -
  Cl. A ..........................................        65,500           577
 Oceaneering
  International, Inc. * ..........................        51,800         1,075
 Torch Offshore, Inc. ............................        12,600           125
 Universal Compression
  Holdings *  ....................................        52,100         1,480
                                                                     ---------
                                                                         9,524
Personal & Commercial Lending - 0.6%
 Metris Cos., Inc. ...............................        37,400         1,261
Real Estate Investment Trust - 0.5%
 Extended Stay
  America, Inc. ..................................        64,300           964
Retail - 0.1%
 Galyans Trading, Inc. ...........................         8,400           171
Retail - Department Stores - 5.5%
 AnnTaylor Stores
  Corp ...........................................         8,200           294
 99 Cents Only Stores * ..........................        62,698         1,878
 Bebe Stores, Inc. ...............................        39,200         1,143
 Cost Plus, Inc.* ................................        59,050         1,771
 Hot Topic, Inc. .................................        45,700         1,421
 Rare Hospitality
  International, Inc. * ..........................        48,000         1,085
 Too, Inc. *  ....................................        44,000         1,206
 Tweeter Home
  Entertainment Group,
  Inc ............................................        67,100         2,369
                                                                     ---------
                                                                        11,167

                                                                        Market
                   Name of Issuer                         Shares         Value
                                                                        (000's)
COMMON STOCK - CONTINUED
Retail - Drug  Stores - 0.7%
 Duane Reade, Inc.* ..............................        43,400     $   1,410
Retail - Food - 4.6%
 Applebee's
  International, Inc. ............................        51,000         1,632
 Buca, Inc. * ....................................        59,700         1,299
 California Pizza
  Kitchen, Inc. ..................................        47,500         1,104
 Krispy Kreme
  Doughnuts, Inc. ................................        46,200         1,848
 P.F. Chang's China
  Bistro, Inc.* ..................................        40,600         1,539
 Whole Foods Market,
  Inc. *  ........................................        70,000         1,897
                                                                     ---------
                                                                         9,319
Shoe & Apparel Manufacturing - 2.1%
 Columbia Sportswear
  Co. * ..........................................        45,000         2,294
 Nautica Enterprises,
  Inc ............................................        10,600           217
 Tommy Hilfiger Corp. * ..........................       117,400         1,644
                                                                     ---------
                                                                         4,155
Telecommunication Equipment - 0.6%
 Brightpoint, Inc. *  ............................       166,400           483
 SBA Communications
  Corp. * ........................................        28,500           705
                                                                     ---------
                                                                         1,188
Telecommunication Services - 3.0%
 Airgate PCS, Inc. *  ............................        40,800         2,122
 Alamosa Holdings,
  Inc. *  ........................................        64,300         1,048
 CTC Communications
  Group, Inc. ....................................        87,000           266
 Dobson Communications
  Corp. * ........................................        34,100           581
 Metro One Telecom,
  Inc ............................................        31,300         2,031
                                                                     ---------
                                                                         6,048
Transportation Services - 0.7%
 Forward Air Corp. *  ............................        46,500         1,393
                                                                     ---------
   TOTAL COMMON STOCK- ...........................          96.6%      195,126
                                                                     ---------
                                                           Par
                                                          Value
                                                         (000's)

SHORT-TERM INVESTMENTS

Investment in joint trading account - 3.6%

Investment in joint trading account
 3.97% due 07/02/01 ..............................    $    7,290         7,290

                                                          Shares
Cash Equivalents - 7.6%
 Navigator Securities
  Lending Prime
  Portfolio **                                        15,318,473        15,318
                                                      ----------     ---------

                      TOTAL SHORT-TERM INVESTMENTS          11.2%       22,608
                                                      ----------     ---------
                                TOTAL INVESTMENTS-         107.8%      217,734
                  Other Assets & Liabilities, Net-          (7.8)%     (15,681)
                                                      ----------     ---------
                                       NET ASSETS-         100.0%   $  202,053
                                                      ==========     =========

* Non-income producing securities.
** Represents investment of security lending collateral.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
HEALTH SCIENCES FUND

                                                                       Market
                     Name of Issuer                       Shares        Value
                                                                       (000's)
COMMON STOCK
Bank - 2.4%
 Rhone-Poulenc SA ................................         6,800       $   543
Business Services - 0.4%
 Express Scripts, Inc. - Cl. A* ..................         1,800            99
Diversified Operations - 1.4%
 Amgen, Inc. .....................................         5,000           303
Electronic Products & Services - 1.8%
 Applera Corporation - Applied
  Biosystems Group ...............................         5,700           152
 Cytyc Corp. * ...................................         6,400           147
 Waters Corp. *  .................................         3,650           101
                                                                       -------
                                                                           400
Health Care Products - 78.4%
 Abbott Laboratories .............................         7,400           355
 Alkermes, Inc. ..................................         5,500           193
 Allergan, Inc. ..................................         6,800           581
 American Home Products Corp. ....................        16,600           970
 Andrx Corp. .....................................         2,600           200
 Angiotech Pharmaceuticals, Inc. .................         1,000            52
 Apogent Technologies, Inc. ......................         4,900           121
 AstraZeneca Group PLC - ADR .....................        16,400           767
 Aviron ..........................................         2,400           137
 Barr Laboratories, Inc. .........................         1,600           113
 Bristol-Myers Squibb Co. ........................         5,800           303
 Cardinal Health, Inc. ...........................         7,500           517
 Cephalon, Inc. *  ...............................         2,400           169
 Cerus Corp. .....................................         1,880           136
 Charles River Laboratories *  ...................         4,800           167
 COR Therapeutics, Inc. *  .......................         4,900           149
 Elan Corp. PLC - ADR ............................         6,100           372
 Eli Lilly & Co. .................................         7,200           533
 Enzon , Inc. ....................................         2,200           138
 Forest Laboratories, Inc. * .....................         2,000           142
 Genetech, Inc.* .................................         4,900           270
 Genzyme Corp.* ..................................         2,150           131
 Gilead Sciences, Inc.* ..........................         6,000           349
 Glaxo SmithKline PLC  - ADR 8 ...................        19,300         1,085
 Guilford Pharmaceuticals, Inc. ..................         1,800            61
 Inhale Therapeutic Systems, Inc.*  ..............         4,400           101
 Intermune, Inc. * ...............................           700            25
 Invitrogen Corp. *  .............................         2,600           187
 Ivax Corp. ......................................         7,200           281
 Johnson & Johnson ...............................        19,200           960
 King Pharmaceuticals, Inc. *  ...................         3,900           210
 Laboratory Corp. of America Holdings ............         1,200            92
 McKesson HBOC, Inc. .............................         6,900           256
 Medicis Pharmaceutical Corp. - Cl. A ............         2,700           143
 MedImmune, Inc. * ...............................         7,900           373
 Medtronic, Inc. .................................        14,900           686
 Merck & Co., Inc. ...............................        13,600           869
 NPS Pharmaceuticals, Inc. * .....................         3,600           145
 Pfizer, Inc. ....................................        31,400         1,258
 Pharmacia Corp. .................................        19,700           905
 Priority Healthcare Corp. - Cl. B ...............         2,500            71
 Protein Design Labs, Inc.*  .....................         1,670           145
 Qiagen NV .......................................         2,700            60
 Sankyo Co., Ltd. ................................         3,000            54
 Sanofi-Synthelabo SA *  .........................         5,300           348
 Schering-Plough Corp. ...........................        17,900           649
 Scios, Inc. .....................................         3,300            83
 Sepracor, Inc. 8  ...............................         3,850           153
 Serono SA .......................................           120           119
 Shire Pharmaceuticals Group Place - ADR .........         5,100           283
 Stryker Corp. * .................................         3,600           198
 Takeda Chemical Industries ......................         4,000           186
 Tanox, Inc. .....................................         2,500            79
 Teva Pharmaceutical Industries, Ltd. - ADR ......         2,400           150
 Trigon Healthcare, Inc. .........................         2,800           182
 Trimeris, Inc. ..................................         2,700           135
                                                                       -------
                                                                        17,397
Health Care Services - 8.0%
 AmeriSource Health Corp. - Cl. A *  .............         2,000           111
 Biovail Corp. ...................................         2,400           104
 HCA-The Healthcare Corp. ........................        15,000           678
 IDEC Pharmaceuticals Corp. ......................           950            64
 Lincare Holdings, Inc. ..........................         3,400           102
 Quest Diagnostics, Inc. * .......................         1,800           135
 St. Jude Medical, Inc. 8  .......................         3,400           204
 Triad Hospitals, Inc. * .........................         3,200            94
 UnitedHealth Group, Inc. ........................         4,470           276
                                                                       -------
                                                                         1,768
Insurance - 1.8%
 Cigna Corp. .....................................         4,000           383
Retailers - Food & Drug - 0.9%
 CVS Corp. .......................................         4,000           154
 Rite Aid Corp. ..................................         5,350            48
                                                                       -------
                                                                           202
                                                                       -------
                               TOTAL COMMON STOCK-          95.1%       21,095
                                                                       -------

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
HEALTH SCIENCES FUND

                                                           Par        Market
                     Name of Issuer                       Value        Value
                                                         (000's)      (000's)
SHORT-TERM INVESTMENTS - 5.5%
 Investment in joint trading account
   3.97% due 07/02/01 ............................       $ 1,218    $    1,218
                                                         -------    ----------
                                TOTAL INVESTMENTS-         100.6%       22,313
                  Other Assets & Liabilities, Net-          (0.6)%        (124)
                                                         -------    ----------
                                       NET ASSETS-         100.0%     $ 22,189
                                                         =======    ==========

ADR-American Depository Receipts.
* Non-income producing security.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
GLOBAL BALANCED FUND

                                                                       Market
                   Name of Issuer                         Shares        Value
                                                                       (000's)
COMMON STOCK
Australia - 2.0%
 Australia & New Zealand Banking Group,
  Ltd. (FINL) ....................................         5,000       $    43
 BHP, Inc. (DIOP) ................................         9,905            54
 Broken Hill Proprietary Co., Ltd. (DIOP) ........         9,300            49
 CSL, Ltd. (HEAL) ................................         6,900           168
 National Australia Bank, Ltd. (BANK) ............         2,100            38
 Publishing & Broadcasting, Ltd. (MEDP) ..........        15,400            71
 QBE Insurance Group, Ltd. (INSU)  ...............         7,212            43
 WMC, Ltd. (DIOP) ................................        18,200            89
                                                                       -------
                                                                           555
Canada - 1.6%
 Alcan Aluminum, Ltd. (META) .....................         1,700            72
 ATI Technologies, Inc. (ETRN)  ..................         6,500            61
 Bombardier Inc. - Cl. B (DIOP)  .................         4,600            69
 Investors Group, Inc. (FINL)  ...................         6,400            90
 Magna International, Inc. (AUTO)  ...............         1,300            80
 The Thomson Corp. (SOFT) ........................         2,500            84
                                                                       -------
                                                                           456
Finland - 1.4%
 Nokia Oyj (TELE) ................................        11,800           268
 Nokia Oyj - ADR (TELE) ..........................         5,200           115
                                                                       -------
                                                                           383
France - 1.8%
 Accor SA (LEIS) .................................           800            34
 Bouygues SA (CONT) ..............................         2,500            85
 Groupe Danone (FOOD) ............................           300            41
 JC Decauxsa International NPV (BUSI) ............         1,600            21
 LVMH (Louis Vuitton Moet Hennessy) (FOOD) .......         1,300            66
 Sanofi-Synthelabo SA (HEAL) .....................         2,400           158
 Schneider SA (MACH) .............................           200            11
 Societe Television Francaise (MEDI) .............         2,100            61
 STMicroelectronics (ETRN) .......................         1,100            38
                                                                       -------
                                                                           515
Germany - 1.2%
 DaimlerChrysler AG (AUTO) .......................         3,400           157
 Deutsche Bank AG (BANK) .........................           500            36
 Infineon Technologies AG (ETRN)  ................         2,700            63
 Metro AG (RETS) .................................         1,100            41
 Siemens AG (DIOP) ...............................           750            46
                                                                       -------
                                                                           343
Hong Kong - 1.6%
 Cheung Kong (Holdings), Ltd. (READ) .............         7,000            76
 China Telecom (Hong Kong), Ltd. (TELS) ..........        13,500            71
 Hutchison Whampoa, Ltd. (COMM)  .................         5,000            50
 Johnson Electric Holdings, Ltd. (ETRN) ..........        44,000            60
 Li & Fung, Ltd. (COMM) ..........................        48,000            79
 Sun Hung Kai Properties, Ltd. (REIT) ............         3,000            27
 Swire Pacific, Ltd. - Cl. A (DIOP)  .............        18,500            96
                                                                       -------
                                                                           459
Italy - 0.4%
 Assicurazioni Generali (INSU)  ..................         2,000            60
 ENI SpA (OILS) ..................................         2,850            35
 Olivetti SpA (COMM) .............................        16,600            29
                                                                       -------
                                                                           124
Japan - 7.1%
 Advantest (ETRN) ................................           800            69
 Enplas Corp. (ETRN) .............................         1,800            40
 Fuji Television Network, Inc. (MEDI) ............             6            34
 Hirose Electric Co., Ltd. (ETRN)  ...............           400            30
 Hoya Corp. (ETRN) ...............................           600            38
 Jusco Co., Ltd. (RETS) ..........................         2,000            44
 Keyence Corp. (UTIE) ............................           200            40
 Matsumotokiyoshi Co., Ltd. (RETD)  ..............         1,000            39
 Mitsubishi Heavy Industries, Ltd. (MACH) ........        10,000            46
 Mitsui Fudosan Co., Ltd. (REAL)  ................         4,000            43
 Mitsui Marine & Fire Insurance Co.,
  Ltd. (INSU) ....................................        16,000            82
 Murata Manufacturing Co., Ltd. (ETRN) ...........           900            60
 NEC Corp. (COMP) ................................         7,000            95
 Nintendo Corp., Ltd. (LEIS) .....................           700           127
 Nippon Television Network Corp. (MEDP) ..........           100            24
 Nissan Motor Acceptance Corp. (FINL) ............        12,000            83
 Nomura Securities Co., Ltd. (FUND)  .............         4,000            77
 NTT Mobile Communications Network, Inc. (TELS) ..            10           174
 Orix Corp. (FINL) ...............................           400            39
 Rohm Co., Ltd. (ETRN) ...........................           500            78
 Shionogi & Co., Ltd. (HEAL) .....................         5,000           104
 Sony Corp. (ETRN) ...............................         1,500            99
 Sumitomo Bank (BANK) ............................         5,000            41
 Suzuki Motor Corp. (AUTO) .......................         7,000            93
 Taiyo Yuden Co., Ltd. (ELEQ) ....................         2,000            53
 Tokyo Electron, Ltd. (ETRN) .....................           900            54
 Tokyo Seimitsu Co., Ltd. (ETRN) .................         2,400           123
 Toray Industries, Inc. (HOUS) ...................        18,000            72
 UFJ Holdings, Inc. (FINL) .......................            15            81
                                                                       -------
                                                                         1,982
Mexico - 0.8%
 America Movil SA de CV -
  ADR Ser. L (TELS) ..............................         4,100            86
 Telefonos de Mexico SA - ADR (UTIT) .............         4,100           144
                                                                       -------
                                                                           230
Netherlands - 2.0%
 ABN Amro Holding NV (BANK) ......................         1,532            29

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
GLOBAL BALANCED FUND

                                                                        Market
                   Name of Issuer                         Shares         Value
                                                                        (000's)
COMMON STOCK - CONTINUED

Netherlands - Continued
 Aegon NV (INSU) .................................         6,555        $  185
 ASM Lithography Holding NV (COMP) ...............         3,700            83
 Heineken NV (FOOD) ..............................         2,500           101
 ING Groep NV (BANK) .............................         1,100            72
 Koninklijke (Royal) Philips
  Electronics N.V. (ETRN) ........................         2,000            53
 United Pan Europe (TELS) ........................         4,300            11
 Vedior CVA (BUSI) ...............................         3,000            27
                                                                        ------
                                                                           561
Norway - 0.5%
 Norsk Hydro ASA (DIOP) ..........................         1,800            76
 Statoil ASA (OILX) ..............................         7,500            56
                                                                        ------
                                                                           132
Panama - 0.3%
 Carnival Corp. (LEIS) ...........................         2,300            71

Russia - 0.3%
 LuKoil Holding - ADR (OILS) .....................         1,600            77

Singapore - 0.7%
 DBS Group Holdings, Ltd. (BANK) .................         4,000            29
 Singapore Technology Engineering, Ltd. (ENGI) ...        53,000            75
 Singapore Telecom Reg.(TELS)  ...................       108,000           101
                                                                        ------
                                                                           205
South Korea - 0.4%
 Samsung Electronics 144A (ETRN)  ................         1,300           102

Spain - 0.6%
 Banco Bilbao Vizcaya SA (BANK)  .................         6,900            90
 Inditex (APPA) ..................................         1,700            27
 Telefonica SA (UTIT) ............................         5,202            64
                                                                        ------
                                                                           181
Sweden - 0.5%
 ASSA ABLOY (METP) ...............................         3,400            49
 ForeningsSparbanken AB (BANK)  ..................         5,400            63
 Telefonaktiebolaget LM Ericsson AB (TELE) .......         7,200            39
                                                                        ------
                                                                           151
Switzerland - 2.3%
 Compagnie Financiere Richemont AG (RETS) ........            50           128
 Credit Suisse Group - Reg. (BANK)  ..............           300            49
 Holcim (CONS) ...................................           528           108
 Nestle SA Reg. (FOOD) ...........................           180            38
 Novartis AG Reg.(HEAL) ..........................         4,940           179
 Schweizerische Rueckversicherungs-Gesellschaft
  (INSU)  ........................................            50           100
 Synthes-Stratec, Inc. (HEAL)  ...................            70            43
                                                                        ------
                                                                           645
Taiwan - 0.4%
 Taiwan Semiconductor
  Manufacturing Co., Ltd. - ADR (ETRN) ...........         6,920           105

United Kingdom - 7.1%
 Applera Corporation - Applied Biosystems Group
  (HEAL)  ........................................         1,100            29
 AstraZeneca Group PLC (HEAL)  ...................        12,200           569
 Asustek Computer, Inc. - GDR (COMP) .............         9,750            42
 British Aerospace PLC (AERO)  ...................        11,000            53
 Chevron Corp. (OILX) ............................           900            81
 Corus Group (STEE) ..............................        59,000            50
 Dimension Data Holdings PLC (SOFT)  .............         8,900            34
 Halifax Group plc (LEND) ........................         4,800            56
 Juniper Networks, Inc. (SOFT)  ..................           800            25
 Linear Technology Corp. (ETRN)  .................           800            35
 Marks & Spencer PLC (RETS) ......................         7,000            26
 PartnerRe, Ltd. (INSU) ..........................           700            39
 Pearson PLC (MEDP) ..............................         2,900            48
 Prudential Corp. (INSU) .........................         3,000            36
 Reuters Group PLC (BUSI) ........................         5,500            72
 Robert Half International, Inc. (BUSI) ..........         1,400            35
 Shell Transport & Trading Co. PLC (OILX) ........        27,300           227
 Smiths Group PLC (DIOP) .........................         3,700            43
 The PMI Group, Inc. (INSU) ......................         1,700           124
 Unilever PLC (CNSU) .............................         9,400            79
 Vodafone AirTouch PLC (TELS)  ...................       128,238           284
                                                                        ------
                                                                         1,987
United States - 25.9%
 Advanced Micro Devices, Inc. (COMP) .............         2,800            81
 AES Corp. (UTIE) ................................         3,100           133
 Agere Systems, Inc. - Cl. A (ETRN)  .............         4,400            33
 Agilent Technologies, Inc. (ETRN)  ..............         2,000            65
 Air Products & Chemicals, Inc. (CHEM) ...........           900            41
 Alcoa, Inc. (META) ..............................         1,800            71
 Allstate Corp. (INSU) ...........................         1,300            57
 American Greetings Corp. - Cl. A (COMM) .........         5,200            57
 AOL Time Warner, Inc. (MEDI)  ...................         2,100           111
 Applied Materials, Inc. (ETRN)  .................         3,500           172
 AT&T Corp. (UTIT) ...............................         2,000            44
 AT&T Corp. - Liberty Media Group -
  Cl. A (MEDP) ...................................         7,000           122
 Baker Hughes, Inc. (OILX) .......................         2,700            90
 Bank of America Corp. (BANK)  ...................         4,700           282
 Berkshire Hathaway Inc. - Cl. A (DIOP) ..........             2           139
 Brocade Communications Systems, Inc. (COMP) .....         1,500            66
 Cablevision Systems Corp. (MEDI)  ...............         3,550            92
 Cablevision Systems Corp. - Cl. A (MEDI) ........         2,700           158
 Cadence Design Systems, Inc. (SOFT) .............         2,000            37
 Campbell Soup Co. (FOOD) ........................         3,300            85

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
GLOBAL BALANCED FUND


                                                                       Market
                    Name of Issuer                        Shares        Value
                                                                       (000's)
COMMON STOCK - CONTINUED
United States - Continued
 Charter Communications, Inc. - Cl. A (MEDI) .....         3,000      $     70
 CheckFree Corp. (SOFT) ..........................         1,900            67
 Circuit City Stores, Inc. (RETS)  ...............         6,900           124
 Cisco Systems, Inc. (ETRN) ......................         8,800           160
 Compaq Computer Corp. (COMP)  ...................         4,300            67
 Cox Communications, Inc. - Cl. A (TELS) .........         1,300            58
 DoubleClick, Inc. (SOFT) ........................         3,100            43
 Dover Corp. (MACH) ..............................           900            34
 Ecolab, Inc. (COMM) .............................         1,300            53
 Edison International (UTIT) .....................         3,000            33
 Exxon Mobil Corp. (OILE) ........................           400            35
 FleetBoston Financial Corp. (BANK)  .............         4,200           166
 Fluor Corp. (ENGI) ..............................         2,100            95
 General Mills, Inc. (FOOD) ......................         1,000            44
 General Motors Corp. (PART) .....................         1,000            64
 General Motors Corp. - Cl. H (AUTO) .............         1,800            36
 Genetech, Inc. (HEAL) ...........................         1,200            66
 H.J. Heinz Co. (FOOD) ...........................         1,300            53
 Hewlett-Packard Co. (COMP) ......................         4,500           129
 Household International, Inc. (LEND) ............         2,500           167
 Illinois Tool Works, Inc. (DIOP)  ...............         2,400           152
 IMC Global, Inc. (CHEM) .........................         7,200            73
 Intel Corp. (COMP) ..............................         2,100            61
 International Paper Co. (PAPR)  .................         1,300            46
 Intersil Holding Corp. (ETRN)  ..................         1,700            62
 Kellogg Co. (FOOD) ..............................         4,000           116
 KLA-Tencor Corp. (ETRN) .........................         2,400           140
 Kraft Foods, Inc. CL A (FOOD)  ..................         2,300            71
 Limited, Inc. (RETS) ............................         2,900            48
 Lowe's Cos., Inc. (RETS) ........................         3,000           218
 Macromedia, Inc. (SOFT) .........................         3,900            70
 Medtronic, Inc. (HEAL) ..........................         1,800            83
 Microsoft Corp. (SOFT) ..........................         1,100            80
 Motorola, Inc. (ETRN) ...........................         3,800            63
 Navistar International Corp., Inc.
  - Cl. B (AUTO) .................................         1,200            34
 Nike, Inc. - Cl. B (HOUS) .......................           900            38
 Nortel Networks Corp. (TELE)  ...................         4,000            36
 Novellus Systems, Inc. (ETRN)  ..................           700            40
 NRG Energy, Inc. (OILX) .........................         1,400            31
 Peoplesoft, Inc. (SOFT) .........................           900            44
 PepsiCo, Inc. (FOOD) ............................         2,200            97
 Pfizer, Inc. (HEAL) .............................         5,000           200
 PMC-Sierra, Inc. (ETRN) .........................         1,500            47
 Raytheon Co. (AERO) .............................         3,400            90
 Siebel Systems, Inc. (SOFT) .....................           800            38
 Sprint Corp. (UTIT) .............................         1,600            34
 Sprint PCS (PCS Group) (TELS)  ..................         3,500            85
 Teradyne, Inc. (ETRN) ...........................         3,000            99
 Texas Instruments, Inc. (ETRN)  .................         2,700            85
 The Walt Disney Co. (MEDI) ......................         1,000            29
 TMP Worldwide, Inc. (BUSI) ......................         1,100            66
 Transocean Sedco Forex, Inc. (OILS) .............         1,000            41
 Tyco International, Ltd. (DIOP)  ................         2,100           114
 TyCom, Ltd. (TELE) ..............................         2,700            46
 UAL Corp. (TRAN) ................................         2,700            95
 United Parcel Service, Inc. - Cl. B (TRAN) ......           700            41
 United Technologies Corp. (AERO)  ...............         1,800           132
 USA Education, Inc. (LEND) ......................         1,900           139
 USA Networks, Inc. (MEDI) .......................         4,500           126
 VeriSign, Inc. (SOFT) ...........................         1,000            60
 Viacom, Inc. - Cl. B (MEDI) .....................         1,000            52
 W.W. Grainger, Inc. (DIOP) ......................           900            37
 Washington Mutual, Inc. (BANK)  .................         7,350           276
 Weatherford International, Inc. (OILS) ..........         1,200            58
 Wells Fargo & Co. (BANK) ........................         2,000            93
 Williams Communication Group (TELE) .............         2,220             7
 Williams Cos., Inc. (OILX) ......................         2,700            89
                                                                      --------
                                                                         7,282
                                                                      --------
                               TOTAL COMMON STOCK-          58.9%       16,546
                                                                      --------

PREFERRED STOCK - 0.1%

Supra National - 0.1%
 UFJ International Finance
  (BERMUDA) 144A (FINL) ..........................     2,000,000            17
                                                                      --------
                            TOTAL PREFERRED STOCK-           0.1%           17
                                                                      --------
                                                            Par
                                                           Value
                                                          (000's)
PUBLICLY-TRADED BONDS

Canada - 1.0%
 Government of Canada (GOVF)
 7.25% due 06/01/07 ..............................           405           286

Denmark - 0.5%
 Kingdom of Denmark - Bullet Bond (GOVF)
 8.0% due 03/15/06 ...............................         1,100           141

Finland - 0.8%
 Republic of Finland - Bonds (GOVF)
 5.75% due 02/23/11 ..............................           250           218

France - 1.0%
 Government of France - Debs. (GOVF)
 4.0% due 10/25/09 ...............................           370           289

Germany - 3.4%
 Federal Republic of Germany - Bonds (GOVF)
 5.25% due 01/04/08 ..............................         1,000           869
 Kredit Fur Wiederaufbau (BANK)
 5.0% due 07/04/11 ...............................           100            82
                                                                      --------
                                                                           951

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
GLOBAL BALANCED FUND

                                                           Par         Market
                    Name of Issuer                        Value         Value
                                                         (000's)       (000's)
PUBLICLY-TRADED BONDS - Continued

Japan - 1.8%
 Government of Japan - Bonds (GOVF)
 0.9% due 12/22/08 ...............................        30,000      $    242
 Government of Japan (GOVF)
 1.8% due 03/22/10 ...............................        30,000           257
                                                                      --------
                                                                           499
Luxembourg - 0.9%
 KFW International Finance (BANK)
 1.0% due 12/20/04 ...............................        30,000           247

Netherlands - 6.3%
 Netherlands Government - Bonds Series 1 & 2 (GOVF)
 6.0% due 01/15/06 ...............................         2,000         1,782

Supra National - 6.7%
 Asian Development Bank (BANK)
 5.625% due 02/18/02 .............................        40,000           332
 Bank of Ireland (BANK)
 6.45% due 02/10/10 ..............................           250           215
 British Telecommunications PLC (TELS)
 6.875% due 02/15/11 .............................           125           107
 FIixed Link Finance BV (FINL)
 6.3% due 08/28/25 ...............................           100           141
 International Bank of Reconstruction &
  Development - Debs. (BANK)
 4.75% due 12/20/04 ..............................        30,000           278
 International-American Development
  Bank - Bonds (BANK)
 1.9% due 07/08/09 ...............................        40,000           349
 Kingdom of Spain - Notes (GOVF)
 3.1% due 09/20/06 ...............................        50,000           458
                                                                      --------
                                                                         1,880
United Kingdom - 0.5%
 U.K. Treasury (GOVF)
 7.25% due 12/07/07 ..............................           100           154

United States - 12.7%
 Federal National Mortgage Assoc. (GOVA)
 5.25% due 01/15/09 ..............................           340           325
 Federal National Mortgage Assoc. - Sr. Notes
  (GOVA)
 2.125% due 10/09/07 .............................        40,000           352
 Nortel Networks, Ltd. - Notes (TELE)
 6.125% due 02/15/06 .............................           125           108
 U.S. Treasury Bills (GOVE)
 3.435% due 09/13/01  ............................            62            62
 U.S. Treasury - Bonds (GOVE)
 7.25% due 05/15/16 ..............................           250           285
 8.0% due 11/15/21 ...............................           635           791
 U.S. Treasury - Notes (GOVE)
 5.75% due 08/15/03 ..............................         1,115         1,147
 6.625% due 05/31/02 .............................           489           501
                                                                      --------
                                                                         3,571
                                                                      --------
                      TOTAL PUBLICLY-TRADED BONDS-          35.6%       10,018
                                                                      --------

SHORT-TERM INVESTMENTS - 3.3%
Investment in joint trading account
 3.97% due 07/02/01 ..............................    $      931           931
                                                      ----------      --------
                                TOTAL INVESTMENTS-          97.9%       27,512
                   Other Assets & Liabilities, Net           2.1%          594
                                                      ----------      --------
                                       NET ASSETS-         100.0%     $ 28,106
                                                      ==========      ========


ADR - American Depository Receipts.
GDR - Global Depository Receipts.
(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, securities aggregated $119 or 42% of net assets of the Portfolio.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
GLOBAL BALANCED FUND

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY


                                                       Market       % of
                                          Industry      Value     Long-Term
               Industry                 Abbreviation   (000s)    Investments

Foreign Governmental .................      GOVF       $4,696        17.7%
Bank .................................      BANK        2,767        10.4
U.S. Governmental ....................      GOVE        2,786        10.5
Electronic Products & Services .......      ETRN        2,076         7.8
Health Care Products .................      HEAL        1,599         6.0
Telecommunication Services ...........      TELS          977         3.7
Diversified Operations ...............      DIOP          964         3.6
Media - TV / Radio ...................      MEDI          733         2.8
Insurance ............................      INSU          726         2.7
Food, Beverage & Tobacco .............      FOOD          712         2.7
U.S. Government Agencies .............      GOVA          677         2.5
Financial Services ...................      FINL          661         2.5
Retail - Department Stores ...........      RETS          629         2.4
Telecommunication Equipment ..........      COMP          619         2.3
Computer Software & Services .........      SOFT          582         2.2
Oil & Natural Gas Exploration &
 Production ..........................      OILX          574         2.2
Computer Equipment ...................      TELE          494         1.9
Automobile ...........................      AUTO          400         1.5
Personal & Commercial Lending ........      LEND          362         1.4
Aerospace & Defense ..................      AERO          351         1.3
Telephone ............................      UTIT          319         1.2
Commercial Sevices ...................      COMM          268         1.0
Media - Publishing ...................      MEDP          265         1.0
Leisure & Recreation .................      LEIS          232         0.9
Business Services ....................      BUSI          221         0.8
Oil ..................................      OILS          211         0.8
Electric Power .......................      UTIE          173         0.7
Engineering & Construction ...........      ENGI          170         0.6
Metals & Mining ......................      META          143         0.5
Transportation Services ..............      TRAN          136         0.5
Chemical .............................      CHEM          114         0.4
Housing ..............................      HOUS          110         0.4
Construction .........................      CONS          108         0.4
Machinary ............................      MACH           91         0.3
Container ............................      CONT           85         0.3
Consumer-Miscellaneous ...............      CNSU           79         0.3
Brokerage & Investment Management ....      FUND           77         0.3
Auto & Truck Parts ...................      PART           64         0.2
Electric Equipment ...................      ELEQ           53         0.2
Steel ................................      STEE           50         0.2
Precious Metals ......................      METP           49         0.2
Paper & Forset Products ..............      PAPR           46         0.2
Real Estate Operations ...............      REAL           43         0.2
Oil Eequipment & Service .............      OILE           35         0.1
Shoe & Apparel Manufacturing .........      APPA           27         0.1
Real Estate Investment Trust .........      REIT           27         0.1
                                                      -------      ------
                                                      $26,581       100.0%
                                                      =======      ======

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
MID CAP GROWTH FUND

                                                                         Market
         Name of Issuer                                Shares            Value
                                                                        (000's)
COMMON STOCK
Bank - 0.9%
 North Fork Bancorp, Inc. .....................       93,430          $  2,896
Brokerage & Investment Management - 1.0%
 E*Trade Group, Inc. * ........................      454,265             2,930

Commercial Services - 12.1%
 Apollo Group, Inc. - Cl. A * .................      239,178            10,153
 Cendant Corp. ................................      212,900             4,152
 Concord EFS, Inc. ............................       96,030             4,994
 Lamar Advertising Co. * ......................      145,515             6,403
 Plexus Corp. * ...............................       53,275             1,758
 TMP Worldwide, Inc. * ........................      154,895             9,294
                                                                      --------
                                                                        36,754
Consumer Miscellaneous - 1.6%
 University of Phoenix Online * ...............      114,805             4,879

Electric Power - 2.8%
 AES Corp. ....................................      104,260             4,489
 Calpine Corp. * ..............................       29,955             1,132
 Reliant  Resources, Inc. .....................      111,040             2,743
                                                                      --------
                                                                         8,364
Electrical Equipment - 1.1%
 Flextronics International Ltd. ...............      125,030             3,265

Electronic Products & Services - 11.5%
 Celestica, Inc. ..............................       32,995             1,699
 Cree, Inc. * .................................      387,525            10,132
 Integrated Device Technology, Inc. * .........      252,640             8,006
 Intersil Holding Corp. * .....................      176,175             6,413
 Semtech Corp. * ..............................      104,415             3,132
 Vitesse Semiconductor Corp. * ................      259,070             5,451
                                                                      --------
                                                                        34,833
Financial Services - 4.0%
 Paychex, Inc. ................................      299,393            11,978

Health Care Products - 22.2%
 Abgenix, Inc. * ..............................      143,710             6,467
 Andrx Corp. * ................................       86,855             6,688
 Cardinal Health, Inc. ........................       56,392             3,891
 CuraGen Corp. * ..............................      150,995             5,496
 Enzon, Inc. ..................................       88,360             5,522
 Human Genome Sciences, Inc. * ................       88,300             5,320
 Laboratory Corporation of America Holdings ...       72,450             5,571
 McKesson HBOC, Inc. ..........................      101,680             3,774
 Medarex, Inc. * ..............................      238,320             5,601
 Millennium Pharmaceuticals, Inc. * ...........      160,790             5,721
 OSI Pharmaceuticals, Inc. ....................      106,155             5,583
 Priority Healthcare Corp. - Cl B .............       68,125             1,927
 Sepracor, Inc. * .............................      138,080             5,494
                                                                      --------
                                                                        67,055
Health Care Services - 3.9%
 Community Health Systems, Inc. ...............      100,310             2,959
 Manor Care, Inc. .............................      101,915             3,236
 Quest Diagnostics, Inc. ......................       76,305             5,711
                                                                      --------
                                                                        11,906
Media - TV & Radio - 6.0%
 Charter Communications, Inc. - Cl. A .........      451,835            10,550
 Cox Radio, Inc. - Cl. A * ....................      101,080             2,815
 Entercom Communications Corp. * ..............       53,380             2,862
 Hispanic Broadcasting Corp. * ................       68,100             1,954
                                                                      --------
                                                                        18,181
Oil & Natural Gas Exploration & Production - 5.6%
 EOG Resources, Inc. ..........................       72,910             2,592
 Kinder Morgan, Inc. ..........................      211,335            10,620
 NRG Energy, Inc. .............................       53,275             1,176
 Valero Energy Corp. ..........................       72,335             2,660
                                                                      --------
                                                                        17,048
Oil - Equipment & Service - 4.1%
 Hanover Compressor Co. * .....................      265,055             8,771
 Universal Compression Holdings * .............      127,510             3,621
                                                                      --------
                                                                        12,392
Retail - Department Stores - 1.4%
 eBay, Inc. ...................................       61,590             4,218

Retail - Drug Stores - 1.2%
 Walgreen Co. .................................      103,115             3,521

Telecommunication Equipment - 8.0%
 American Tower Corp. - Cl. A .................      480,275             9,927
 SBA Communications Corp. .....................      172,680             4,274
 Sonus Networks, Inc. .........................      289,590             6,765
 TriQuint Semiconductor, Inc. .................      143,640             3,232
                                                                      --------
                                                                        24,198
Telecommunication Services - 7.3%
 Crown Castle International Corp. * ...........      565,955             9,282
 EchoStar Communications Corp. - Cl. A * ......      100,200             3,248
 Western Wireless Corp. - Cl. A * .............      221,470             9,523
                                                                      --------
                                                                        22,053
Transportation Services - 2.4%
 C.H. Robinson Worldwide, Inc. ................        3,060                86
 Expeditors International of
  Washington, Inc. ............................       24,570             1,474
 Ryanair Holdings PLC - ADR ...................      110,760             5,754
                                                                      --------
                                                                         7,314
                                                                      --------
                            TOTAL COMMON STOCK-         97.1%          293,785
                                                                      --------

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
MID CAP GROWTH FUND

                                                      Par             Market
         Name of Issuer                              Value            Value
                                                    (000's)          (000's)
SHORT-TERM INVESTMENTS
Commercial Paper - 2.8%
 CIT Group Holdings, Inc.
  4.14% due 07/02/01 ..........................  $     8,398      $      8,398


                                                    Shares
Cash Equivalents - 4.0%
 Navigator Securities Lending Prime
  Portfolio **                                    12,189,354            12,189
                                                 -----------      ------------
                   TOTAL SHORT-TERM INVESTMENTS          6.8%           20,587
                                                 -----------      ------------
                             TOTAL INVESTMENTS-        103.9%          314,372
               Other Assets & Liabilities, Net-         (3.9)%         (11,825)
                                                 -----------      ------------
                                    NET ASSETS-        100.0%     $    302,547
                                                 ===========      ============

ADR-American Depository Receipts
*   Non-income producing security.
**  Represents investment of security lending collateral.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
MID CAP BLEND FUND

                                                                        Market
              Name of Issuer                          Shares             Value
                                                                        (000's)
COMMON STOCK
Auto & Truck Parts - 2.6%
 Johnson Controls, Inc. .......................        3,200            $  232
 Lear Corp. ...................................        3,400               119
 Visteon Corp. ................................       13,300               244
                                                                        ------
                                                                           595
Bank - 6.7%
 Charter One Financial, Inc. ..................        7,300               233
 M&T Bank Corp. ...............................        2,100               158
 National Commerce Financial Corp. ............       10,500               256
 SouthTrust Corp. .............................       12,000               312
 Synovus Financial Corp. ......................        7,700               242
 TCF Financial Corp. ..........................        6,700               310
                                                                        ------
                                                                         1,511
Chemical - 3.8%
 Air Products & Chemicals, Inc. ...............        6,000               275
 Ashland, Inc. ................................        2,800               112
 Eastman Chemical Co. .........................        2,100               100
 Praxair, Inc. ................................        6,300               296
 Rohm & Haas Co. ..............................        2,300                76
                                                                        ------
                                                                           859
Commercial Services - 2.9%
 Avery Dennison Corp. .........................        3,900               199
 Concord EFS, Inc. ............................        5,700               297
 Ecolab, Inc. .................................        2,000                82
 Sybase, Inc. .................................        4,100                67
                                                                        ------
                                                                           645
Computer Equipment - 3.5%
 Advanced Micro Devices, Inc. .................        4,900               141
 Apple Computer, Inc. .........................        6,500               151
 Lexmark International Group, Inc. - Cl. A ....        7,402               498
                                                                        ------
                                                                           790
Computer Software & Services - 5.9%
 Adobe Systems, Inc. ..........................        1,300                61
 BMC Software, Inc. ...........................        3,000                68
 Cadence Design Systems, Inc. .................        8,100               151
 Citrix Systems, Inc. .........................        3,600               126
 Fiserv, Inc. .................................        1,800               115
 Intuit, Inc. .................................        3,500               140
 NCR Corp. ....................................        4,600               216
 SunGard Data Systems, Inc. ...................        9,900               297
 Synopsys, Inc. ...............................        3,100               150
                                                                        ------
                                                                         1,324
Consumer Miscellaneous - 2.2%
 Black & Decker Corp. .........................        7,500               296
 Parker-Hannifin Corp. ........................        5,000               212
                                                                        ------
                                                                           508
Cosmetic & Personal Care - 1.2%
 Avon Products, Inc. ..........................        5,700               264

Diversified Operations - 2.6%
 Danaher Corp. ................................        5,700               319
 ITT Industries, Inc. .........................        2,500               111
 Pall Corp. ...................................        4,800               113
 Reynolds & Reynolds Co. - Cl. A ..............        2,300                50
                                                                        ------
                                                                           593
Electric Power - 10.1%
 Allegheny Energy, Inc. .......................       12,800               618
 Calpine Corp. ................................        2,400                91
 Energy East Corp. ............................       15,700               328
 Exelon Corp. .................................        4,600               295
 Mirant Corp. .................................        9,900               340
 UtiliCorp United, Inc. .......................       19,700               602
                                                                        ------
                                                                         2,274
Electrical Equipment - 0.7%
 Cooper Industries, Inc. ......................        3,900               154

Electronic Products & Services - 5.1%
 Applera Corporation - Applied Biosystems
  Group .......................................        6,500               174
 Atmel Corp. ..................................        8,400               113
 LSI Logic Corp. ..............................        5,400               102
 Maxim Integrated Products, Inc. ..............        1,100                49
 Novellus Systems, Inc. .......................        2,500               142
 QLogic Corp. .................................        1,200                77
 Rockwell International Corp. .................        4,300               164
 Tektronix, Inc. ..............................        5,200               141
 Teradyne, Inc. ...............................        2,700                89
 Waters Corp. .................................        3,300                91
                                                                        ------
                                                                         1,142
Financial Services - 2.3%
 First Tennessee National Corp. ...............        5,800               201
 Stillwell Financial, Inc. ....................        9,700               326
                                                                        ------
                                                                           527
Food, Beverage & Tobacco - 3.0%
 Archer Daniels Midland Co. ...................       29,047               378
 Hormel Foods Corp. ...........................        3,700                90
 UST, Inc. ....................................        7,500               216
                                                                        ------
                                                                           684
Health Care Products - 4.7%
 Allergan, Inc. ...............................        3,500               299
 Cephalon, Inc. ...............................        2,500               176
 Invitrogen Corp. .............................        2,700               194
 King Pharmaceuticals, Inc. ...................        2,800               151
 Laboratory Corporation of America Holdings ...        1,900               146
 Millipore Corp. ..............................        1,600                99
                                                                        ------
                                                                         1,065
Health Care Services - 4.5%
 Lincare Holdings, Inc. .......................       10,200               306

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
MID CAP BLEND FUND

                                                                        Market
              Name of Issuer                          Shares             Value
                                                                        (000's)
COMMON STOCK - CONTINUED

Health Care Services - Continued
 St. Jude Medical, Inc. .......................        1,100           $    66
 Trigon Healthcare, Inc. ......................        9,271               601
 Universal Health Services, Inc. - Cl. B ......          900                41
                                                                       -------
                                                                         1,014
Housing - 1.5%
 Centex Corp. .................................        8,100               330

Insurance - 7.2%
 Everest Re Group, Ltd. .......................        1,000                75
 Hartford Financial Services Group, Inc. ......        2,000               137
 Lincoln National Corp. .......................        7,800               403
 PartnerRe, Ltd. ..............................        3,100               172
 St. Paul Cos., Inc. ..........................        7,700               390
 Torchmark, Inc. ..............................        5,900               237
 XL Capital, Ltd. - Cl. A .....................        2,700               222
                                                                       -------
                                                                         1,636
Leisure & Recreation - 2.0%
 Mattel, Inc. .................................        7,000               133
 Sabre Group Holdings, Inc. ...................        6,600               330
                                                                       -------
                                                                           463
Media - Publishing - 0.9%
 Knight-Ridder, Inc. ..........................        2,100               125
 New York Times Co. - Cl. A ...................        1,700                71
                                                                       -------
                                                                           196
Media - TV & Radio - 1.0%
 Westwood One, Inc. ...........................        5,900               217

Metals & Mining - 0.5%
 Alcan Aluminum, Ltd. .........................        2,600               109

Oil - 0.7%
 Conoco, Inc. - Cl. A .........................        5,300               150

Oil & Natural Gas Exploration & Production - 4.8%
 Amerada Hess Corp. ...........................        2,900               234
 Apache Corp. .................................        1,800                91
 Noble Drilling Corp. .........................        5,000               164
 Sempra Energy ................................        4,000               110
 Sunoco, Inc. .................................        4,400               161
 USX-Marathon Group ...........................       11,100               328
                                                                       -------
                                                                         1,088
Oil - Equipment & Service - 2.1%
 BJ Services Co. ..............................       16,700               474

Paper & Forest Products - 1.1%
 Abitibi-Consolidated, Inc. ...................       18,800               144
 Westvaco Corp. ...............................        4,800               116
                                                                       -------
                                                                           260
Precious Metals/Gems/Stones - 0.3%
 Freeport-McMoRan Copper & Gold, Inc. - Cl. B .        6,500                72

Retail - Department Stores - 5.3%
 Abercrombie & Fitch Co. ......................        3,400           $   151
 Bed Bath & Beyond, Inc. ......................       11,200               350
 BJ's Wholesale Club, Inc. ....................          900                48
 Family Dollar Stores, Inc. ...................        6,100               156
 J.C. Penney Co., Inc. ........................        1,700                45
 Kohl's Corp. .................................          700                44
 TJX Cos., Inc. ...............................        7,500               239
 Toys "R" Us, Inc. ............................        6,800               168
                                                                       -------
                                                                         1,201
Retail - Food - 1.6%
 Brinker International, Inc. ..................        3,300                85
 Darden Restaurants, Inc. .....................        2,300                64
 Starbucks Corp. ..............................        6,000               138
 Wendy's International, Inc. ..................        2,800                72
                                                                       -------
                                                                           359
Shoe & Apparel Manufacturing - 0.8%
 Nike, Inc. - Cl. B ...........................        2,500               105
 V.F. Corp. ...................................        1,900                69
                                                                       -------
                                                                           174
Steel - 0.6%
 Nucor Corp. ..................................        2,800               137

Telecommunication Equipment - 0.6%
 Comverse Technology, Inc. ....................        1,200                69
 Linear Technology Corp. ......................        1,700                75
                                                                       -------
                                                                           144
Telecommunication Services - 1.9%
 Broadwing, Inc. ..............................       11,700               286
 EchoStar Communications Corp. - Cl. A ........        4,700               153
                                                                       -------
                                                                           439
Telephone - 1.1%
 Telephone and Data Systems, Inc. .............        2,300               250

Transportation Services - 3.8%
 AMR Corp. ....................................        2,400                87
 Canadian Pacific, Ltd. .......................        3,100               120
 CSX Corp. ....................................        5,700               207
 Norfolk Southern Corp. .......................        9,900               205
 Northwest Airlines Corp. .....................        2,700                68
 Southwest Airlines Co. .......................        9,100               168
                                                                       -------
                                                                           855
                                                                       -------
                            TOTAL COMMON STOCK-         99.6%           22,503
                                                                        ------

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
MID CAP BLEND FUND

                                                       Par             Market
                                                      Value             Value
                                                     (000's)           (000's)
SHORT-TERM INVESTMENTS - 0.0%
 Investment in joint trading account
  3.97% due 07/02/01 ..........................      $     5           $     5
                                                     -------           -------
                             TOTAL INVESTMENTS-         99.6%           22,508
               Other Assets & Liabilities, Net-          0.4%               91
                                                     -------           -------
                                    NET ASSETS-        100.0%          $22,599
                                                     =======           =======

See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                                       Market
              Name of Issuer                         Shares             Value
                                                                       (000's)
COMMON STOCK
Aerospace & Defense - 3.1%
 Honeywell International, Inc. ................       83,500           $ 2,922
 Lockheed Martin Corp. ........................      111,000             4,112
                                                                       -------
                                                                         7,034
Auto & Truck Parts - 1.1%
 Dana Corp. ...................................        7,400               173
 Genuine Parts Co. ............................       59,200             1,865
 TRW, Inc. ....................................       10,400               426
                                                                       -------
                                                                         2,464
Automobile - 0.5%
 Ford Motor Co. ...............................       47,500             1,166

Bank - 9.7%
 Bank of America Corp. ........................       37,200             2,233
 Bank One Corp. ...............................       75,100             2,689
 FleetBoston Financial Corp. ..................       87,972             3,471
 JP Morgan Chase & Co. ........................       63,230             2,820
 Mellon Financial Corp. .......................      108,400             4,986
 Mercantile Bankshares Corp. ..................       34,900             1,366
 National City Corp. ..........................       44,100             1,357
 US Bancorp ...................................       43,700               996
 Wells Fargo & Co. ............................       40,900             1,899
                                                                       -------
                                                                        21,817
Business Services - 1.0%
 Dun & Bradstreet Corp. .......................       23,500               663
 H&R Block, Inc. ..............................       23,400             1,510
                                                                       -------
                                                                         2,173
Chemical - 3.1%
 Dow Chemical Co. .............................       46,500             1,546
 E.I. du Pont de Nemours & Co. ................       63,700             3,073
 Great Lakes Chemical Corp. ...................       47,000             1,450
 Hercules, Inc. ...............................       71,700               810
                                                                       -------
                                                                         6,879
Commercial Services - 1.3%
 R.R. Donnelley & Sons Co. ....................       50,100             1,488
 The Dun & Bradstreet Corp. * .................       46,100             1,544
                                                                       -------
                                                                         3,032
Computer Equipment - 1.8%
 Compaq Computer Corp. ........................       54,600               845
 Hewlett-Packard Co. ..........................       58,000             1,659
 Intel Corp. ..................................       33,400               977
 Xerox Corp. ..................................       63,000               603
                                                                       -------
                                                                         4,084
Computer Software & Services - 1.2%
 BMC Software, Inc.* ..........................        3,000                68
 Microsoft Corp. ..............................       28,500             2,080
 Unisys Corp. * ...............................       38,600               568
                                                                       -------
                                                                         2,716
Construction - 0.8%
 Armstrong Holdings, Inc. .....................       18,400           $    65
 Stanley Works ................................       41,700             1,747
                                                                       -------
                                                                         1,812
Consumer Miscellaneous - 2.0%
 Black & Decker Corp. .........................       17,700               698
 Clorox Co. ...................................       38,400             1,300
 Fortune Brands, Inc. .........................       57,500             2,206
 Newell Rubbermaid, Inc. ......................        8,000               201
                                                                       -------
                                                                         4,405
Cosmetic & Personal Care - 2.7%
 Gillette Co. .................................       82,500             2,392
 International Flavors & Fragrances, Inc ......       59,300             1,490
 Procter & Gamble Co. .........................       32,800             2,092
                                                                       -------
                                                                         5,974
Diversified Operations - 1.7%
 Corning, Inc. ................................       38,900               650
 Eaton Corp. ..................................       16,300             1,143
 Pall Corp. ...................................       85,100             2,002
                                                                       -------
                                                                         3,795
Electric Power - 3.0%
 Duke Energy Co. ..............................       25,200               983
 Exelon Corp. .................................       36,375             2,332
 Firstenergy Corp. ............................       38,800             1,248
 Mirant Corp. .................................        3,902               134
 Niagara Mohawk Holdings, Inc. ................       39,100               692
 Southern Co. .................................       60,900             1,416
                                                                       -------
                                                                         6,805
Electrical Equipment - 0.3%
 Cooper Industries, Inc. ......................       17,000               673

Electronic Products & Services - 3.5%
 Agere Systems, Inc. - Cl. A ..................      137,700             1,033
 Axcelis Technologies, Inc. ...................        3,800                56
 Hubbell, Inc. - Cl. B ........................       54,100             1,569
 Motorola, Inc. ...............................       94,400             1,563
 Rockwell International Corp. .................       55,600             2,119
 Texas Instruments, Inc. ......................       48,500             1,528
                                                                       -------
                                                                         7,868
Food, Beverage & Tobacco - 7.3%
 Brown-Forman Corp. - Cl. B ...................       28,000             1,790
 Campbell Soup Co. ............................       52,300             1,347
 General Mills, Inc. ..........................       51,200             2,241
 H.J. Heinz Co. ...............................       38,100             1,558
 Hershey Foods Corp. ..........................       46,000             2,839
 Kellogg Co. ..................................       33,900               983
 McCormick & Co., Inc. ........................       32,600             1,370
 Philip Morris Cos., Inc. .....................       45,200             2,294
 UST, Inc. ....................................       72,100             2,081
                                                                       -------
                                                                        16,503

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                                      Market
              Name of Issuer                         Shares            Value
                                                                      (000's)
COMMON STOCK - CONTINUED
Health Care Products - 5.3%
 Abbott Laboratories ..........................       46,600          $  2,237
 American Home Products Corp. .................       63,500             3,711
 Becton, Dickinson & Co. ......................       41,200             1,475
 Bristol-Myers Squibb Co. .....................       38,300             2,003
 Pharmacia Corp. ..............................       14,675               674
 Schering-Plough Corp. ........................       47,600             1,725
                                                                       -------
                                                                        11,825
Insurance - 6.4%
 American General Corp. .......................       69,300             3,219
 Aon Corp. ....................................       36,000             1,260
 Chubb Corp. ..................................       33,700             2,610
 Lincoln National Corp. .......................       31,800             1,646
 Safeco Corp. .................................       53,700             1,584
 St. Paul Cos., Inc. ..........................       28,652             1,452
 UnumProvident Corp. ..........................       82,700             2,656
                                                                       -------
                                                                        14,427
Leisure & Recreation - 3.4%
 Eastman Kodak Co. ............................       47,400             2,213
 Hasbro, Inc. .................................      103,900             1,501
 Hilton Hotels Corp. ..........................      113,200             1,313
 Starwood Hotels & Resorts Worldwide, Inc. ....       67,300             2,509
                                                                       -------
                                                                         7,536
Media - Publishing - 1.9%
 Dow Jones & Co., Inc. ........................       26,100             1,558
 Knight-Ridder, Inc. ..........................       39,300             2,331
 Readers Digest Association, Inc. - Cl. A .....       16,500               474
                                                                       -------
                                                                         4,363
Media - TV & Radio - 1.0%
 The Walt Disney Co. ..........................       78,700             2,274

Metals & Mining - 1.7%
 Minnesota Mining & Manufacturing Co. .........       27,400             3,126
 Phelps Dodge Corp. ...........................       17,100               710
                                                                       -------
                                                                         3,836
Oil - 1.7%
 Baker Hughes, Inc. ...........................       37,100             1,243
 Royal Dutch Petroleum Co. - NY Shares ........       44,500             2,593
                                                                       -------
                                                                         3,836
Oil & Natural Gas Exploration & Production - 9.8%
 Amerada Hess Corp. ...........................       26,000             2,101
 BP Amoco PLC - ADR ...........................       82,332             4,104
 Chevron Corp. ................................       34,400             3,113
 Exxon Mobil Corp. ............................       64,267             5,614
 Texaco, Inc. .................................       53,400             3,556
 Unocal Corp. .................................       66,400             2,268
 USX-Marathon Group ...........................       42,500             1,254
                                                                       -------
                                                                        22,010
Paper & Forest Products - 2.4%
 International Paper Co. ......................       87,170             3,112
 Kimberly-Clark Corp. .........................       28,800             1,610
 Mead Corp. ...................................       23,100               627
                                                                       -------
                                                                         5,349
Personal & Commercial Lending - 1.2%
 Citigroup, Inc. ..............................       51,566             2,725

Pollution Control - 1.4%
 Waste Management, Inc. .......................      101,290             3,122

Real Estate Investment Trust - 0.9%
 Simon Property Group, Inc. ...................       64,700             1,939

Real Estate Operations - 0.5%
 Rouse Co. ....................................       42,300             1,212

Retail - Department Stores - 2.4%
 J.C. Penney Co., Inc. ........................       28,000               738
 May Department Stores Co. ....................       57,650             1,975
 Toys "R" Us, Inc. *  .........................      108,500             2,686
                                                                       -------
                                                                         5,399
Retail - Food - 1.1%
 Albertson's, Inc. ............................       15,400               462
 McDonald's Corp. .............................       72,200             1,954
                                                                       -------
                                                                         2,416
Telecommunication Equipment - 0.1%
 Lucent Technologies, Inc. ....................       46,900               291

Telecommunication Services - 1.6%
 Verizon Communications .......................       68,716             3,676

Telephone - 4.9%
 Alltel Corp. .................................       45,300             2,775
 AT&T Corp. ...................................       77,400             1,703
 BellSouth Corp. ..............................       52,500             2,114
 SBC Communications, Inc. .....................       73,355             2,939
 Sprint Corp. .................................       71,500             1,527
                                                                       -------
                                                                        11,058
Transportation Services - 2.6%
 Norfolk Southern Corp. .......................       81,900             1,695
 Union Pacific Corp. ..........................       74,300             4,080
                                                                       -------
                                                                         5,775
U.S. Government Agencies - 1.6%
 Federal National Mortgage Assoc ..............       41,400             3,525
                                                                       -------
                            TOTAL COMMON STOCK-         96.0%          215,794
                                                                       -------

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                      Par              Market
              Name of Issuer                         Value              Value
                                                    (000's)            (000's)
SHORT-TERM INVESTMENTS
Investment in joint trading account - 3.8%
 Investment in joint trading account
 3.97% due 07/02/01 ...........................   $    8,673          $  8,673


                                                    Shares
Cash Equvalents - 2.6%
 Navigator Securities Lending Prime
  Portfolio **                                     5,765,047             5,765
                                                  ----------          --------
                   TOTAL SHORT-TERM INVESTMENTS          6.4%           14,438
                                                  ----------          --------
                             TOTAL INVESTMENTS-        102.4%          230,232
               Other Assets & Liabilities, Net-         (2.4)%          (5,506)
                                                  ----------          --------
                                    NET ASSETS-        100.0%         $224,726
                                                  ==========          ========

ADR-American Depository Receipts
*   Non-income producing security.
**  Represents investment of security lending collateral.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE FUND

                                                                        Market
    Name of Issuer                                    Shares             Value
                                                                        (000's)
COMMON STOCK
Aerospace & Defense - 2.4%
 Boeing Co. ...................................        2,110            $  117
 General Dynamics Corp ........................        4,130               321
 Honeywell International, Inc. ................        4,450               156
 Lockheed Martin Corp. ........................        7,370               273
 Raytheon Co. .................................          790                21
 United Technologies Corp .....................        2,040               150
                                                                        ------
                                                                         1,038
Auto & Truck Parts - 0.8%
 Goodyear Tire & Rubber Co. ...................          870                24
 Johnson Controls, Inc ........................        4,260               309
 Visteon Corp. ................................          100                 2
                                                                        ------
                                                                           335
Automobile - 1.3%
 Ford Motor Co. ...............................        4,280               105
 General Motors Corp. .........................        7,110               458
 General Motors Corp. - Cl. H .................        1,400                28
                                                                        ------
                                                                           591
Bank - 10.6%
 Bank of America Corp. ........................       13,780               827
 Bank of New York Co., Inc. ...................        7,040               338
 Bank One Corp. ...............................        4,110               147
 BB&T, Corp. ..................................        3,150               116
 Comerica, Inc. ...............................        2,200               127
 Fifth Third Bancorp ..........................        1,980               119
 FleetBoston Financial Corp ...................        6,270               247
 Hudson City Bancorp, Inc .....................        3,120                72
 Investors Financial Services Corp. ...........        1,740               117
 JP Morgan Chase & Co. ........................        6,020               268
 M&T Bank Corp. ...............................        3,480               263
 Mellon Financial Corp ........................        3,610               166
 National City Corp. ..........................        3,180                98
 Northern Trust Corp. .........................        2,110               132
 PNC Bank Corp. ...............................        4,070               268
 Popular, Inc. ................................          610                20
 Regions Financial Corp .......................        1,140                36
 SouthTrust Corp. .............................          530                14
 State Street Corp. ...........................          100                 5
 Suntrust Banks, Inc. .........................        6,300               408
 TCF Financial Corp. ..........................          700                32
 US Bancorp ...................................        3,260                74
 Washington Mutual, Inc .......................       11,420               429
 Wells Fargo & Co. ............................        7,070               328
 Zions Bancorp ................................          440                26
                                                                        ------
                                                                         4,677
Brokerage & Investment Management - 0.4%
 Morgan Stanley, Dean Witter,
      Discover & Co. ..........................        2,800               180

Building Materials - 0.1%
 Monsanto Co. .................................          910                34

Business Services - 0.1%
 Express Scripts, Inc. - Cl. A * ..............          540                30

Chemical - 1.6%
 Ashland, Inc. ................................        5,090               204
 Cabot Corp. ..................................          790                29
 Dow Chemical Co. .............................        4,540               151
 Engelhard Corp. ..............................        2,380                61
 Sigma-Aldrich Corp. ..........................        6,210               240
                                                                        ------
                                                                           685
Coal - 0.0%
 Arch Coal, Inc. ..............................          100                 3

Commercial Services - 1.0%
 Apollo Group, Inc. -  Cl. A ..................        2,090                89
 Avery Dennison Corp. .........................          610                31
 Cendant Corp. * ..............................          440                 8
 Ecolab, Inc. .................................        2,630               108
 Omnicom Group, Inc. ..........................        2,500               215
                                                                        ------
                                                                           451
Computer Equipment - 1.6%
 Dell Computer Corp. ..........................          100                 3
 EMC Corp. ....................................          520                15
 Hewlett-Packard Co. ..........................        2,300                66
 International Business Machines Corp. ........        5,180               585
 Tech Data Corp. * ............................          700                23
 Xerox Corp. ..................................          200                 2
                                                                        ------
                                                                           694
Computer Software & Services - 1.9%
 3Com Corp.* ..................................          610                 3
 Affiliated Computer Services, Inc.
 - Cl. A * ....................................        3,460               249
 At Home Corp. - Ser A ........................          610                 1
 EarthLink, Inc. ..............................          100                 2
 Electronic Data Systems Corp. ................        1,300                81
 First Data Corp. .............................        2,960               190
 Intuit, Inc. * ...............................          350                14
 Pixar, Inc. ..................................        1,400                57
 Progressive Corp. ............................        1,830               247
                                                                        ------
                                                                           844
Consumer Miscellaneous - 0.5%
 Harley-Davidson, Inc. ........................        2,510               118
 Ingram Micro, Inc. - Cl. A * .................        3,860                56
 Sherwin-Williams Co. .........................        2,410                54
                                                                        ------
                                                                           228
Cosmetic & Personal Care - 3.4%
 Alberto-Culver Co. - Cl. B ...................        1,580                66
 Avon Products, Inc. ..........................        3,190               148
 Colgate-Palmolive Co. ........................        5,310               313
 Estee Lauder Cos., Inc. - Cl. A ..............        1,310                57
 Procter & Gamble Co. .........................       13,310               849

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE FUND

                                                                        Market
    Name of Issuer                                     Shares            Value
                                                                        (000's)
COMMON STOCK - Continued
Cosmetic & Personal Care - Continued
 Unilever NV - NY Shares ......................          700           $    42
                                                                        ------
                                                                         1,475
Diversified Operations - 1.1%
 Danaher Corp. ................................        1,050                59
 General Electric Co. .........................        2,460               120
 ITT Industries, Inc. .........................          610                27
 Tyco International, Ltd ......................        4,330               236
 W.W. Grainger, Inc. ..........................        1,500                61
                                                                        ------
                                                                           503
Electric Power - 2.8%
 Consolidated Edison, Inc .....................          270                11
 Dominion Resources, Inc ......................        1,150                69
 Emerson Electric Co. .........................          960                58
 Energy East Corp. ............................        1,400                29
 Entergy Corp. ................................        3,430               132
 Exelon Corp. .................................        1,180                76
 Firstenergy Corp. ............................          440                14
 Mirant Corp.* ................................        3,550               122
 PG&E Corp. ...................................        2,980                33
 PPL Corp. ....................................        2,090               115
 Reliant Energy, Inc. .........................        6,410               207
 TXU Corp. ....................................        1,310                63
 UtiliCorp United, Inc ........................       10,180               311
                                                                        ------
                                                                         1,240
Electronic Products & Services - 0.8%
 Agilent Technologies, Inc ....................          100                 3
 Avnet, Inc. ..................................          700                16
 AVX Corp. ....................................        1,050                22
 Ball Corp. ...................................        1,940                92
 KLA-Tencor Corp. .............................          700                41
 Motorola, Inc. ...............................          300                 5
 PerkinElmer, Inc. ............................          940                26
 Sanmina Corp. *  .............................        3,390                79
 Solectron Corp. *  ...........................        3,800                70
                                                                        ------
                                                                           354
Energy - Alternative Source - 0.7%
 Dynegy, Inc. - Cl.A ..........................        4,550               211
 Massey Energy Co. ............................        5,860               116
                                                                        ------
                                                                           327
Financial Services - 3.6%
 American Express Co. .........................          960                37
 CNA Financial Corp. * ........................        8,390               331
 Federated Investments, Inc. - Cl. B ..........          790                25
 Heller Financial, Inc ........................        5,970               239
 Internet Capital Group, Inc. * ...............          350                 1
 Lehman Brothers Holdings, Inc. ...............        5,530               430
 Merrill Lynch & Co., Inc. ....................        5,850               347
 SEI Investments Co. ..........................        1,920                91
 Wesco Financial Corp. ........................          200                69
                                                                        ------
                                                                         1,570
Food, Beverage & Tobacco - 3.9%
 IBP, Inc. ....................................          260                 7
 Pepsi Bottling Group, Inc ....................        1,760                71
 PepsiCo, Inc. ................................        4,110               182
 Philip Morris Cos., Inc ......................       10,980               557
 Quaker Oats Co. ..............................          350                32
 R.J. Reynolds Tobacco Holdings, Inc. *  ......        3,150               172
 Ralston-Ralston Purina Group .................        2,520                76
 Sara Lee Corp. ...............................        6,820               129
 Smithfield Foods, Inc. .......................        3,260               131
 Sysco Corp. ..................................       11,910               323
 Tyson Foods, Inc. - Cl. A ....................          960                 9
 UST, Inc. ....................................        1,160                33
                                                                        ------
                                                                         1,722
Health Care Products - 7.6%
 Abbott Laboratories ..........................        7,340               353
 American Home Products Corp. .................        7,670               448
 Baxter International, Inc. ...................        2,280               112
 Bristol-Myers Squibb Co. .....................        2,090               109
 Cardinal Health, Inc. ........................        5,510               380
 Eli Lilly & Co. ..............................        1,900               141
 Johnson & Johnson ............................       13,200               660
 McKesson HBOC, Inc. ..........................       10,920               405
 Medtronic, Inc. ..............................        1,400                65
 Merck & Co., Inc. ............................        4,370               279
 Patterson Dental Co. * .......................          960                29
 UnitedHealth Group, Inc. .....................        5,480               338
                                                                        ------
                                                                         3,319
Health Care Services - 0.3%
 AmeriSource Health Corp. - Cl. A * ...........        1,100                61
 Caremark Rx, Inc. ............................        3,020                50
 PacifiCare Health Systems, Inc. * ............        1,490                24
 WebMD Corp. * ................................          270                 2
                                                                        ------
                                                                           137
Housing - 0.3%
 Pulte Corp. ..................................        2,630               112

Insurance - 4.9%
 Allstate Corp. ...............................        5,230               230
 American General Corp. .......................        2,280               106
 American International Group, Inc. ...........       10,960               942
 Cigna Corp. ..................................          910                87
 Everest Re Group, Ltd. .......................          610                46
 Hartford Financial Services Group, Inc. ......          790                54
 Metlife, Inc. ................................        9,610               298
 Nationwide Financial Services - Cl. A ........        7,440               325
 The MONY Group, Inc. .........................        1,170                47
                                                                        ------
                                                                         2,135

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE FUND

                                                                        Market
    Name of Issuer                                    Shares             Value
                                                                        (000's)
COMMON STOCK - Continued
Leisure & Recreation - 1.7%
 Blockbuster, Inc. - Cl. A ....................        1,330            $   24
 Brunswick Corp. ..............................        1,460                35
 International Game Technology ................        4,450               279
 Loews Corp. ..................................        6,060               391
 Sabre Group Holdings, Inc. *  ................          690                35
                                                                        ------
                                                                           764
Machinery - 0.1%
 Dover Corp. ..................................          100                 4
 Thermo Electron Corp. * ......................        1,850                41
                                                                        ------
                                                                            45
Media - Publishing - 0.4%
 McClatchy Newspapers, Inc. - Cl. A ...........          750                29
 New York Times Co. - Cl. A ...................          700                29
 Tribune Co. ..................................        3,150               127
                                                                        ------
                                                                           185
Media - TV / Radio - 2.2%
 AOL Time Warner, Inc. * ......................        1,910               101
 BHC Communications, Inc. - Cl. A * ...........          310                43
 Charter Communications, Inc. - Cl. A * .......        2,250                52
 Comcast Corp. - Cl. A ........................        3,320               144
 Fox Entertainment Group, Inc. - Cl. A * ......        1,400                39
 The Walt Disney Co. ..........................        7,890               228
 USA Networks, Inc.* ..........................          270                 8
 Viacom, Inc. - Cl. B * .......................        7,030               364
                                                                        ------
                                                                           979
Metals & Mining - 1.8%
 Alcan Aluminum, Ltd. .........................          700                29
 Alcoa, Inc. ..................................        2,640               104
 Inco, Ltd. ...................................        2,550                44
 Minnesota Mining & Manufacturing Co. .........        5,350               611
                                                                        ------
                                                                           788
Natural Gas Distribution - 0.4%
 Enron Corp. ..................................          440                21
 KeySpan Corp. ................................        2,380                87
 Nicor, Inc. ..................................        1,310                51
                                                                        ------
                                                                           159
Oil - 0.4%
 ONEOK, Inc. ..................................        7,180               141
 Tosco Corp. ..................................          610                27
                                                                        ------
                                                                           168
Oil & Natural Gas Exploration & Production - 9.4%
 Amerada Hess Corp. ...........................        1,490               120
 Chevron Corp. ................................        6,010               544
 Conoco, Inc. - Cl. B .........................        9,780               283
 Exxon Mobil Corp. ............................       26,370             2,303
 Helmerich & Payne, Inc. ......................        1,490                46
 Kerr-McGee Corp. .............................        1,050                69
 Occidental Petroleum Corp. ...................        6,380               170
 Phillips Petroleum Co. .......................        3,670               209
 Sunoco, Inc. .................................          890                33
 Texaco, Inc. .................................        3,450               230
 Ultramar Diamond Shamrock Corp. ..............          420                20
 USX-Marathon Group ...........................        3,500               103
                                                                        ------
                                                                         4,130
Oil - Equipment & Service - 0.0%
 BJ Services Co. *  ...........................          540                15
Paper & Forest Products - 0.3%
 Boise Cascade Corp. ..........................          100                 4
 Georgia-Pacific Corp. ........................          200                 7
 International Paper Co. ......................          700                25
 Kimberly-Clark Corp. .........................        1,420                79
 Weyerhaeuser Co. .............................          440                24
                                                                        ------
                                                                           139
Personal & Commercial Lending - 5.3%
 Citigroup, Inc. ..............................       36,670             1,938
 Countrywide Credit Industries, Inc. ..........        8,430               387
 MBNA Corp. ...................................          610                20
                                                                        ------
                                                                         2,345
Pollution Control - 1.0%
 Republic Services, Inc. - Cl. A ..............        2,460                49
 Waste Management, Inc. .......................       12,530               386
                                                                        ------
                                                                           435
Real Estate Development - 0.3%
 Lennar Corp. .................................        3,410               142

Real Estate Investment Trust - 1.1%
 Archstone Communities Trust ..................          960                25
 Avalonbay Communities, Inc. ..................        2,300               108
 Equity Office Properties Trust ...............        4,150               131
 Equity Residential Properties Trust ..........        3,240               183
 Marriott International, Inc. - Cl. A .........          540                26
 Simon Property Group, Inc. ...................          440                13
                                                                        ------
                                                                           486
Retail - Department Stores - 2.2%
 BJ's Wholesale Club, Inc. ....................        6,850               365
 Dillard's, Inc. - Cl. A ......................        2,670                41
 Federated Department Stores, Inc. *  .........          520                22
 Kohl's Corp. .................................          960                60
 Payless ShoeSource, Inc. *  ..................        2,560               166
 Sears, Roebuck & Co. .........................        2,550               108
 Target Corp. .................................        4,200               145
 Wal-Mart Stores, Inc. ........................        1,050                51
                                                                        ------
                                                                           958

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE FUND

                                                                        Market
    Name of Issuer                                    Shares             Value
                                                                        (000's)
COMMON STOCK - Continued
Retail - Drug Stores - 0.9%
 CVS Corp. ....................................        5,450           $   210
 Walgreen Co. .................................        5,190               177
                                                                        ------
                                                                           387
Retail - Food - 0.2%
 Brinker International, Inc. *  ...............        1,250                32
 Darden Restaurants, Inc. .....................          810                23
 Safeway, Inc. *  .............................          690                33
                                                                        ------
                                                                            88
Shoe & Apparel Manufacturing - 0.2%
 Liz Claiborne, Inc. ..........................          440                22
 Nike, Inc. - Cl. B ...........................          440                18
 Reebok International, Ltd. ...................        1,580                51
                                                                        ------
                                                                            91
Telecommunication Equipment - 0.7%
 Comverse Technology, Inc. ....................          700                40
 Covad Communications Group, Inc. * ...........           80
 L-3 Communications Holdings, Corp. *  ........        1,050                80
 Linear Technology Corp. ......................        1,400                62
 Lucent Technologies, Inc. ....................          300                 2
 Micron Technology, Inc. ......................        1,500                62
 Nortel Networks Corp. ........................          120                 1
 Scientific-Atlanta, Inc. .....................        1,360                55
 Tellabs, Inc. *  .............................          790                15
                                                                        ------
                                                                           317
Telecommunication Services - 4.1%
 BCE, Inc. ....................................        3,250                85
 Cox Communications, Inc. - Cl. A .............        6,780               300
 United States Cellular Corp. *  ..............        1,320                76
 Verizon Communications .......................       23,650             1,265
 WorldCom, Inc. * .............................        5,921                85
 XO Communications, Inc. ......................          440                 1
                                                                        ------
                                                                         1,812
Telephone - 6.2%
 Alltel Corp. .................................        5,380               330
 AT&T Corp. ...................................       22,430               493
 AT&T Corp. - Liberty Media Group - Cl. A .....       23,560               412
 AT&T Wireless Group ..........................        6,800               111
 BellSouth Corp. ..............................        7,510               302
 Constellation Energy Group ...................          100                 4
 Level 3 Communications, Inc. * ...............          270                 1
 Qwest Communications International , Inc. ....        3,910               125
 SBC Communications, Inc. .....................       16,740               671
 Telephone and Data Systems, Inc. .............        2,360               257
                                                                        ------
                                                                         2,706
Transportation Services - 1.3%
 Burlington Northern Santa Fe Corp. ...........          610                18
 Canadian National Railway Co. ................        3,410               138
 CSX Corp. ....................................        3,410               124
 Expeditors International of Washington,
  Inc. ........................................        1,640                98
 Southwest Airlines Co. .......................        1,180                22
 UAL Corp. ....................................        2,580                91
 Union Pacific Corp. ..........................          800                44
 United Parcel Service, Inc. - Cl. B * ........          990                57
                                                                        ------
                                                                           592
U.S. Government Agencies - 2.8%
 Federal Home Loan Mortgage Corp. .............        5,920               414
 Federal National Mortgage Assoc. .............        9,850               839
                                                                        ------
                                                                         1,253
                                                                        ------
   TOTAL COMMON STOCK- ........................         94.7%           41,668
                                                                        ------

                                                        Par
                                                       Value
                                                      (000's)
SHORT-TERM INVESTMENTS - 7.3%
 Investment in joint repurchase agreement
  with Goldman Sachs &  Co., 4.11% due
  07/02/01. (Secured by various U.S.
  Treasury obligations and U.S. Government
  Agency Bonds)                                       $3,200             3,200
                                                   ----------      ------------
                             TOTAL INVESTMENTS-        102.0%           44,868
               Other Assets & Liabilities, Net-         (2.0)%            (881)
                                                   ----------      ------------
                                    NET ASSETS-        100.0%      $    43,987
                                                   ==========      ============
* Non-income producing security.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE II FUND

                                                                        Market
               Name of Issuer                         Shares            Value
                                                                       (000's)
COMMON STOCK

Aerospace & Defense - 2.8%
 Boeing Co. ...................................          410             $  23
 General Dynamics Corp. .......................          730                57
 Honeywell International, Inc. ................          690                24
 Lockheed Martin Corp. ........................        1,310                49
 Raytheon Co. .................................          160                 4
 United Technologies Corp. ....................          370                27
                                                                        ------
                                                                           184
Auto & Truck Parts - 0.9%
 Goodyear Tire & Rubber Co. ...................          180                 5
 Johnson Controls, Inc. .......................          780                57
                                                                        ------
                                                                            62
Automobile - 1.6%
 Ford Motor Co. ...............................          850                21
 General Motors Corp. .........................        1,230                79
 General Motors Corp. - Cl. H .................          280                 6
                                                                        ------
                                                                           106
Bank - 12.4%
 Bank of America Corp. ........................        2,500               150
 Bank of New York Co., Inc. ...................        1,240                60
 Bank One Corp. ...............................          770                28
 BB&T Corp ....................................          570                21
 Comerica, Inc. ...............................          430                25
 Fifth Third Bancorp ..........................          380                23
 FleetBoston Financial Corp. ..................        1,090                43
 Hudson City Bancorp, Inc. ....................          610                14
 Investors Financial Services Corp. ...........           90                 6
 JP Morgan Chase & Co. ........................          970                43
 M&T Bank Corp. ...............................          600                45
 Mellon Financial Corp. .......................          670                31
 National City Corp. ..........................          630                19
 Northern Trust Corp. .........................          410                26
 PNC Bank Corp. ...............................          540                36
 Popular, Inc. ................................          130                 4
 Regions Financial Corp. ......................          230                 7
 SouthTrust Corp. .............................          110                 3
 Suntrust Banks, Inc. .........................        1,090                70
 TCF Financial Corp. ..........................          140                 6
 US Bancorp ...................................          640                15
 Washington Mutual, Inc. ......................        2,060                77
 Wells Fargo & Co. ............................        1,250                58
 Zions Bancorp ................................           90                 5
                                                                        ------
                                                                           815
Brokerage & Investment Management - 0.5%
 Morgan Stanley, Dean Witter, Discover & Co. ..          530                34

Building Materials - 0.1%
 Monsanto Co. .................................          190                 7

Business Services - 0.1%
 Express Scripts, Inc. - Cl. A. * .............          100                 5

Chemical - 1.4%
 Ashland, Inc. ................................          420                17
 Cabot Corp. ..................................          160                 6
 Dow Chemical Co. .............................          860                28
 Engelhard Corp. ..............................          460                12
 Sigma-Aldrich Corp. ..........................          810                31
                                                                        ------
                                                                            94
Commercial Services - 1.4%
 Apollo Group, Inc. - Cl. A ...................          400                17
 Avery Dennison Corp. .........................          130                 7
 Cendant Corp. * ..............................           90                 2
 Ecolab, Inc. .................................          520                21
 Omnicom Group, Inc. ..........................          510                44
                                                                        ------
                                                                            91
Computer Equipment - 1.2%
 EMC Corp. ....................................          110                 3
 Hewlett-Packard Co. ..........................          430                12
 International Business Machines Corp. ........          510                58
 Tech Data Corp. * ............................          140                 5
                                                                        ------
                                                                            78
Computer Software & Services - 2.3%
 3Com Corp. * .................................          130                 1
 Affiliated Computer Services, Inc. - Cl. A. *           640                46
 At Home Corp. - Ser. A .......................          130
 Electronic Data Systems Corp. ................          260                16
 First Data Corp. .............................          550                35
 Intuit, Inc. .................................           70                 3
 Progressive Corp. ............................          370                50
                                                                        ------
                                                                           151
Consumer Miscellaneous - 0.4%
 Harley-Davidson, Inc. ........................          130                 6
 Ingram Micro, Inc. - Cl. A. * ................          770                11
 Sherwin-Williams Co. .........................          470                11
                                                                        ------
                                                                            28
Cosmetic & Personal Care - 3.2%
 Alberto-Culver Co. - Cl. B ...................          320                13
 Avon Products, Inc. ..........................          370                17
 Colgate-Palmolive Co. ........................          910                54
 Estee Lauder Cos., Inc. - Cl. A ..............          270                12
 Procter & Gamble Co. .........................        1,700               109
 Unilever NV - NY Shares ......................          140                 8
                                                                        ------
                                                                           213
Diversified Operations - 1.0%
 Danaher Corp. ................................          210                12
 General Electric Co. .........................          480                23
 ITT Industries, Inc. .........................          130                 6
 Tyco International, Ltd. .....................          240                13

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE II FUND

                                                                        Market
               Name of Issuer                          Shares            Value
                                                                       (000's)
COMMON STOCK - Continued

Diversified Operations - Continued
 W.W. Grainger, Inc. ..........................          300             $  12
                                                                         -----
                                                                            66
Electric Power - 3.0%
 Consolidated Edison, Inc. ....................           50                 2
 Dominion Resources, Inc. .....................          210                13
 Emerson Electric Co. .........................          200                12
 Energy East Corp. ............................          280                 6
 Entergy Corp. ................................          590                23
 Exelon Corp. .................................          220                14
 Firstenergy Corp. ............................           90                 3
 Mirant Corp. * ...............................          140                 5
 PG&E Corp. ...................................          590                 6
 PPL Corp. ....................................          400                22
 Reliant Energy, Inc. .........................        1,110                36
 TXU Corp. ....................................          270                13
 UtiliCorp United, Inc. .......................        1,480                45
                                                                         -----
                                                                           200
Electronic Products & Services - 0.8%
 Avnet, Inc. ..................................          140                 3
 AVX Corp. ....................................          210                 4
 Ball Corp. ...................................          370                18
 PerkinElmer, Inc. ............................          200                 5
 Sanmina Corp. * ..............................          300                 7
 Solectron Corp. * ............................          750                14
                                                                         -----
                                                                            51
Energy - Alternative Source - 0.6%
 Dynegy, Inc. - Cl. A .........................          430                20
 Massey Energy Co. ............................        1,050                21
                                                                         -----
                                                                            41
Financial Services - 3.7%
 American Express Co. .........................          200                 8
 CNA Financial Corp. * ........................        1,350                53
 Federated Investments, Inc. - Cl. B ..........          160                 5
 Heller Financial, Inc. .......................        1,020                41
 Internet Capital Group, Inc. .................           70
 Lehman Brothers Holdings, Inc. ...............          870                68
 Merrill Lynch & Co., Inc. ....................        1,000                59
 SEI Investments Company ......................          250                12
                                                                         -----
                                                                           246
Food, Beverage & Tobacco - 4.6%
 IBP, Inc. ....................................           50                 1
 Pepsi Bottling Group, Inc. ...................          340                14
 PepsiCo, Inc. ................................          770                34
 Philip Morris Cos., Inc. .....................        1,610                82
 Quaker Oats Co. ..............................           70                 6
 R.J. Reynolds Tobacco Holdings, Inc. * .......          570                31
 Ralston-Ralston Purina Group .................          780                23
 Sara Lee Corp. ...............................        1,250                24
 Smithfield Foods, Inc. .......................          590                24
 Sysco Corp. ..................................        2,060                56
 Tyson Foods, Inc. - Cl. A ....................          200                 2
 UST, Inc. ....................................          240                 7
                                                                         -----
                                                                           304
Health Care Products - 8.0%
 Abbott Laboratories ..........................        1,300                63
 American Home Products Corp. .................        1,020                60
 Baxter International, Inc. ...................          460                23
 Bristol-Myers Squibb Co. .....................          400                21
 Cardinal Health, Inc. ........................          890                61
 Johnson & Johnson ............................        2,480               124
 McKesson HBOC, Inc. ..........................        1,190                44
 Medtronic, Inc. ..............................          280                13
 Merck & Co., Inc. ............................          820                52
 Patterson Dental Co. * .......................          200                 6
 UnitedHealth Group, Inc. .....................          960                59
                                                                         -----
                                                                           526
Health Care Services - 0.4%
 AmeriSource Health Corp. - Cl. A * ...........          230                13
 Caremark Rx, Inc. ............................          600                10
 PacifiCare Health Systems, Inc. * ............          300                 5
 WebMD Corp. * ................................           50
                                                                         -----
                                                                            28
Housing - 0.3%
 Pulte Corp. ..................................          510                22

Insurance - 4.9%
 Allstate Corp. ...............................          870                38
 American General Corp. .......................          460                21
 American International Group, Inc. ...........        1,420               122
 Cigna Corp. ..................................          190                18
 Everest Re Group, Ltd. .......................          130                10
 Hartford Financial Services Group, Inc. ......          160                11
 Metlife, Inc. ................................        1,700                53
 Nationwide Financial Services - Cl. A ........          960                42
 The MONY Group, Inc. .........................          240                10
                                                                         -----
                                                                           325
Leisure & Recreation - 1.9%
 Blockbuster, Inc. - Cl. A ....................          270                 5
 Brunswick Corp. ..............................          300                 7
 International Game Technology ................          830                52
 Loews Corp. ..................................          840                54
 Sabre Group Holdings, Inc. * .................          140                 7
                                                                         -----
                                                                           125
Machinery - 0.1%
 Thermo Electron Corp. * ......................          360                 8

Media - Publishing - 0.5%
 McClatchy Newspapers, Inc. - Cl. A ...........          150                 6
 New York Times Co. - Cl. A ...................          140                 6

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE II FUND

                                                                        Market
               Name of Issuer                          Shares            Value
                                                                        (000's)
COMMON STOCK - Continued
Media - Publishing - Continued
 Tribune Co. ..................................          570             $  23
                                                                         -----
                                                                            35
Media - TV & Radio - 2.7%
 AOL Time Warner, Inc. * ......................          330                17
 BHC Communications, Inc. - Cl. A. * ..........           90                13
 Charter Communications, Inc. - Cl. A. * ......          210                 5
 Comcast Corp. - Cl. A ........................          610                26
 Fox Entertainment Group, Inc. - Cl. A * ......          280                 8
 The Walt Disney Co. ..........................        1,440                42
 USA Networks, Inc. * .........................           50                 1
 Viacom, Inc. - Cl. B. * ......................        1,220                63
                                                                         -----
                                                                           175
Metals & Mining - 1.0%
 Alcan Aluminum, Ltd. .........................          140                 6
 Alcoa, Inc. ..................................          520                20
 Inco, Ltd. ...................................          500                 9
 Minnesota Mining & Manufacturing Co. .........          280                32
                                                                         -----
                                                                            67
Natural Gas Distribution - 0.5%
 Enron Corp. ..................................           90                 4
 KeySpan Corp. ................................          460                17
 Nicor, Inc. ..................................          270                11
                                                                         -----
                                                                            32
Oil - 0.5%
 ONEOK, Inc. ..................................        1,320                26
 Tosco Corp. ..................................          130                 6
                                                                         -----
                                                                            32
Oil & Natural Gas Exploration & Production - 10.1%
 Amerada Hess Corp. ...........................          300                24
 Chevron Corp. ................................          620                56
 Conoco, Inc. - Cl. B .........................        1,690                49
 Exxon Mobil Corp. ............................        3,830               334
 Helmerich & Payne, Inc. ......................          300                 9
 Kerr-McGee Corp. .............................          210                14
 Occidental Petroleum Corp. ...................        1,160                31
 Phillips Petroleum Co. .......................          680                39
 Sunoco, Inc. .................................          160                 6
 Texaco, Inc. .................................          550                37
 Ultramar Diamond Shamrock Corp. ..............        1,000                47
 USX-Marathon Group ...........................          640                19
                                                                         -----
                                                                           665
Oil - Equipment & Service - 0.0%
 BJ Services Co. * ............................          100                 3

Paper & Forest Products - 0.4%
 International Paper Co. ......................          140                 5
 Kimberly-Clark Corp. .........................          290                16
 Weyerhaeuser Co. .............................           90                 5
                                                                         -----
                                                                            26
Personal & Commercial Lending - 4.3%
 Citigroup, Inc. ..............................        4,440               234
 Countrywide Credit Industries, Inc. ..........        1,060                49
 MBNA Corp. ...................................          130                 4
                                                                         -----
                                                                           287
Pollution Control - 1.2%
 Republic Services, Inc. - Cl. A ..............          480                 9
 Waste Management, Inc. .......................        2,270                70
                                                                         -----
                                                                            79
Real Estate Development - 0.4%
 Lennar Corp. .................................          620                26

Real Estate Investment Trust - 1.0%
 Archstone Communities Trust ..................          200                 5
 Equity Office Properties Trust ...............          800                25
 Equity Residential Properties Trust ..........          530                30
 Marriott International, Inc. - Cl. A .........           90                 4
 Simon Property Group, Inc. ...................           90                 3
                                                                         -----
                                                                            67
Retail - Department Stores - 1.5%
 Dillard's, Inc. - Cl. A ......................          530                 8
 Federated Department Stores, Inc. * ..........          110                 5
 Kohl's Corp. .................................          200                13
 Payless ShoeSource, Inc. * ...................          190                12
 Sears, Roebuck & Co. .........................          500                21
 Target Corp. .................................          780                27
 Wal-Mart Stores, Inc. ........................          210                10
                                                                         -----
                                                                            96
Retail - Drug Stores - 1.0%
 CVS Corp. ....................................          940                36
 Walgreen Co. .................................          900                31
                                                                         -----
                                                                            67
Retail - Food - 0.2%
 Brinker International, Inc. * ................          210                 5
 Darden Restaurants, Inc. .....................          130                 4
 Safeway, Inc. * ..............................          140                 7
                                                                         -----
                                                                            16
Shoe & Apparel Manufacturing - 0.3%
 Liz Claiborne, Inc. ..........................           90                 5
 Nike, Inc. - Cl. B ...........................           90                 4
 Reebok International, Ltd. ...................          320                10
                                                                         -----
                                                                            19
Telecommunication Equipment - 1.0%
 Comverse Technology, Inc. ....................          140                 8
 L-3 Communications Holdings, Corp. * .........          210                16

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE II FUND

                                                                       Market
               Name of Issuer                          Shares           Value
                                                                       (000's)
COMMON STOCK - Continued

Telecommunication Equipment - Continued
 Linear Technology Corp. ......................          280            $   13
 Micron Technology, Inc. ......................          300                12
 Scientific-Atlanta, Inc. .....................          280                11
 Tellabs, Inc. * ..............................          160                 3
                                                                        ------
                                                                            63
Telecommunication Services - 4.2%
 BCE, Inc. ....................................          640                17
 Cox Communications, Inc. - Cl. A .............          700                31
 United States Cellular Corp. .................          270                15
 Verizon Communications .......................        3,680               197
 WorldCom, Inc. * .............................          967                13
 XO Communications, Inc. ......................           90                 1
                                                                        ------
                                                                           274
Telephone - 6.5%
 Alltel .......................................          440                27
 AT&T Corp. ...................................        3,820                84
 AT&T Corp. - Liberty Media Group - Cl. A .....        4,250                74
 BellSouth Corp. ..............................        1,340                54
 Qwest Communications International, Inc. .....          620                20
 SBC Communications, Inc. .....................        2,950               118
 Telephone and Data Systems, Inc. .............          460                50
                                                                        ------
                                                                           427
Transportation Services - 1.5%
 Burlington Northern Santa Fe Corp. ...........          130                 4
 Canadian National Railway Co. ................          620                25
 CSX Corp. ....................................          620                23
 Expeditors International of Washington, Inc. .           90                 5
 Southwest Airlines Co. .......................          240                 4
 UAL Corp. ....................................          510                18
 Union Pacific Corp. ..........................          140                 8
 United Parcel Service, Inc. - Cl. B. * .......          160                 9
                                                                        ------
                                                                            96
U.S. Government Agencies - 3.1%
 Federal Home Loan Mortgage Corp. .............        1,060                74
 Federal National Mortgage Assoc. .............        1,500               128
                                                                        ------
                                                                           202
                                                                        ------
                             TOTAL INVESTMENTS-         99.5%            6,564
               Other Assets & Liabilities, Net-          0.5%               32
                                                      -------           ------
                                    NET ASSETS-        100.0%           $6,596
                                                      =======           ======
* Non-income producing security

See notes to financial statements.

SCHEDULE OF INVESTMENTS
(Unaudited)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
LARGE/MID CAP VALUE FUND

                                                                       Market
              Name of Issuer                          Shares            Value
                                                                       (000's)
COMMON STOCK
Aerospace & Defense - 2.0%
 Boeing Co. ...................................        4,100            $  228
 Lockheed Martin Corp. ........................        4,600               171
 United Technologies Corp. ....................        4,400               322
                                                                        ------
                                                                           721
Automobile - 1.6%
 Ford Motor Co. ...............................       15,270               375
 General Motors Corp. .........................        2,600               167
 General Motors Corp. - Cl. H .................        2,196                45
                                                                        ------
                                                                           587
Bank - 14.2%
 Australia & New Zealand
  Banking Group, Ltd. - ADR ...................       10,200               434
 Bank of Montreal .............................       13,400               346
 JP Morgan Chase & Co. ........................       32,300             1,441
 UnionBanCal Corp. ............................       14,300               482
 US Bancorp ...................................       31,661               721
 Wachovia Corp. ...............................        2,900               206
 Washington Mutual, Inc. ......................       32,950             1,237
 Westpac Banking Corp., Ltd. ..................        8,600               315
                                                                        ------
                                                                         5,182
Chemical - 1.4%
 Air Products & Chemicals, Inc. ...............        4,300               197
 E.I. du Pont de Nemours & Co. ................        6,900               333
                                                                        ------
                                                                           530
Commercial Services - 0.3%
 Avery Dennison Corp. .........................        1,800                92

Computer Equipment - 2.2%
 Compaq Computer Corp. ........................        5,900                91
 Hewlett-Packard Co. ..........................        8,900               255
 International Business Machines Corp. ........        3,700               418
 Palm, Inc. ...................................        9,200                56
                                                                        ------
                                                                           820
Computer Software & Services - 1.1%
 First Data Corp. .............................        6,200               398

Container - 0.2%
 Smurfit-Stone Container Corp. ................        3,700                60

Cosmetic & Personal Care - 2.6%
 International Flavors & Fragrances, Inc. .....        7,600               191
 Leggett & Platt, Inc. ........................        6,200               137
 Procter & Gamble Co. .........................        9,800               625
                                                                        ------
                                                                           953
Diversified Operations - 2.4%
 Eaton Corp. ..................................        2,500               175
 General Electric Co. .........................        8,600               419
 Tyco International, Ltd. .....................        5,000               273
                                                                        ------
                                                                           867
Electric Power - 3.7%
 Calpine Corp. ................................        7,300               276
 Duke Energy Co. ..............................        6,000               234
 Exelon Corp. .................................        8,712               559
 Montana Power Co. ............................        3,400                39
 Pinnacle West Capital Corp. ..................        3,400               161
 PPL Corp. ....................................        1,800                99
                                                                        ------
                                                                         1,368
Electronic Products & Services - 1.2%
 Cisco Systems, Inc. ..........................        7,300               133
 Motorola, Inc. ...............................       18,500               306
                                                                        ------
                                                                           439
Energy - Alternative Source - 0.9%
 El Paso Corp. ................................        6,500               341

Financial Services - 1.7%
 Merrill Lynch & Co., Inc. ....................        8,800               521
 Pitney Bowes, Inc. ...........................        2,700               114
                                                                        ------
                                                                           635
Food, Beverage & Tobacco - 4.2%
 ConAgra, Inc. ................................       18,700               370
 PepsiCo, Inc. ................................        8,700               385
 Philip Morris Cos., Inc. .....................        5,100               259
 R.J. Reynolds Tobacco Holdings, Inc. .........        9,200               502
                                                                        ------
                                                                         1,516
Health Care Products - 5.8%
 Abbott Laboratories ..........................        9,900               475
 American Home Products Corp. .................        3,600               210
 Baxter International, Inc. ...................        4,600               225
 Bristol-Myers Squibb Co. .....................        1,500                78
 Eli Lilly & Co. ..............................        1,000                74
 McKesson HBOC, Inc. ..........................        2,600                97
 Merck & Co., Inc. ............................        3,400               217
 Mylan Laboratories, Inc. .....................        4,500               127
 Pharmacia Corp. ..............................       10,047               462
 Schering-Plough Corp. ........................        4,600               167
                                                                        ------
                                                                         2,132
Health Care Services - 0.1%
 WebMD Corp. ..................................        4,000                28

Insurance - 6.8%
 American International Group, Inc. ...........        6,250               537
 Cigna Corp. ..................................        4,400               422
 Marsh & McLennan Cos., Inc. ..................        3,600               364
 MBIA, Inc. ...................................       13,300               740
 XL Capital, Ltd. - Cl. A .....................        5,200               427
                                                                        ------
                                                                         2,490
Leisure & Recreation - 1.0%
 Eastman Kodak Co. ............................        1,900                89
 Sabre Group Holdings, Inc. ...................        5,500               275

(Unaudited)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
LARGE/MID CAP VALUE FUND

                                                                       Market
          Name of Issuer                               Shares           Value
                                                                       (000's)
COMMON STOCK - Continued

Leisure & Recreation - Continued

 Six Flags, Inc. ..............................          900           $    19
                                                                        ------
                                                                           383
Machinery - 1.0%
 Caterpillar, Inc. ............................        4,100               205
 Thermo Electron Corp. ........................        8,000               176
                                                                        ------
                                                                           381
Media - Publishing - 0.5%
 Gannett Co., Inc. ............................        2,800               185

Media - TV & Radio - 2.2%
 Adelphia Communications Corp. - Cl. A ........        7,000               287
 AOL Time Warner, Inc. ........................        2,600               138
 E.W. Scripps Co. - Cl. A .....................        2,600               179
 USA Networks, Inc. ...........................        7,700               216
                                                                        ------
                                                                           820
Metals & Mining - 1.4%
 Alcoa, Inc. ..................................        8,300               327
 Minnesota Mining & Manufacturing Co. .........        1,600               183
                                                                        ------
                                                                           510
Oil & Natural Gas Exploration & Production - 9.0%
 Chevron Corp. ................................        8,600               778
 Conoco, Inc. - Cl. B .........................        1,900                55
 Exxon Mobil Corp. ............................       23,250             2,030
 Helmerich & Payne, Inc. ......................        5,000               154
 Rowan Cos., Inc. .............................        8,500               188
 Sunoco, Inc. .................................          600                22
 Ultramar Diamond Shamrock Corp. ..............          500                24
 USX-Marathon Group ...........................          900                26
                                                                        ------
                                                                         3,277
Oil - Equipment & Service - 0.2%
 Halliburton Co. ..............................        1,600                57

Paper & Forest Products - 1.4%
 Bowater, Inc. ................................        4,500               201
 Kimberly-Clark Corp. .........................        3,500               196
 Weyerhaeuser Co. .............................        2,000               110
                                                                        ------
                                                                           507
Personal & Commercial Lending - 4.4%
 Citigroup, Inc. ..............................       30,766             1,626

Real Estate Investment Trust - 1.6%
 Equity Office Properties Trust ...............       13,100               415
 Kimco Realty Corp. ...........................        3,700               175
                                                                        ------
                                                                           590
Real Estate Operations - 0.1%
 Security Capital Group, Inc. - Cl. B .........        2,200                47

Retail - Department Stores - 2.2%
 Family Dollar Stores, Inc. ...................       17,600               451
 Intimate Brands, Inc. ........................        2,200                33
 Wal-Mart Stores, Inc. ........................        6,500               317
                                                                        ------
                                                                           801
Retail - Food - 2.3%
 Brinker International, Inc. ..................        3,700                96
 McDonald's Corp. .............................       10,000               271
 Safeway, Inc. ................................       10,200               489
                                                                        ------
                                                                           856
Shoe & Apparel Manufacturing - 0.9%
 Jones Apparel Group, Inc. ....................        3,100               134
 Nike, Inc. - Cl. B ...........................        4,400               185
                                                                        ------
                                                                           319
Telecommunication Services - 4.9%
 Broadwing, Inc. ..............................        6,800               166
 Verizon Communications .......................       26,600             1,423
 WorldCom, Inc. ...............................       13,200               188
                                                                        ------
                                                                         1,777
Telephone - 5.5%
 AT&T Corp. ...................................       12,600               277
 AT&T Corp. - Liberty Media Group - Cl. A .....       35,000               612
 Constellation Energy Group ...................        5,400               230
 Qwest Communications International, Inc. .....       12,337               393
 SBC Communications, Inc. .....................       12,095               485
                                                                        ------
                                                                         1,997
Transportation Services - 1.0%
 Canadian National Railway Co. ................        2,800               113
 Continental Airlines, Inc. - Cl. B ...........        1,300                64
 Delta Air Lines, Inc. ........................          900                40
 Southwest Airlines Co. .......................        8,750               162
                                                                        ------
                                                                           379
U.S. Government Agencies - 3.0%
 Federal Home Loan Mortgage Corp. .............        4,000               280
 Federal National Mortgage Assoc. .............        9,400               800
                                                                        ------
                                                                         1,080
                                                                        ------
                            TOTAL COMMON STOCK-         95.0%           34,751
                                                                        ------

(Unaudited)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
LARGE/MID CAP VALUE FUND

                                                      Par             Market
         Name of Issuer                              Value             Value
                                                    (000's)           (000's)
SHORT-TERM INVESTMENTS
Investment in joint trading account - 5.4%
Investment in joint trading account
 3.97% due 07/02/01 ...........................   $    1,977        $    1,977
U.S. Treasury Bills - 0.2%
U.S. Treasury Bills
 3.79% due 11/01/01 #..........................           50                50
 3.56% due 08/16/01 #..........................           10                10
                                                  ----------        ----------
                                                                            60
                                                                    ----------

                  TOTAL SHORT-TERM INVESTMENTS-          5.6%            2,037
                                                  ----------        ----------
                             TOTAL INVESTMENTS-        100.6%           36,788
               Other Assets & Liabilities, Net-         (0.6)%            (219)
                                                  ----------        ----------
                                    NET ASSETS-        100.0%       $   36,569
                                                  ==========        ==========

ADR-American Depository Receipts.
# All or a portion of the principle amount of this security was pledged to cover initial margin requirements for open future contracts.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
MONEY MARKET FUND

                                                      Par              Market
          Name of Issuer                             Value              Value
                                                    (000's)            (000's)
COMMERCIAL PAPER
Bank - 22.6%
 Abbey  National of America
 4.63% due 07/12/01 ...........................     $  5,000          $  4,994
 American Centurian Bank
 3.96% due 07/10/01 ...........................       11,000            11,000
 ANZ Delaware, Inc.
 4.2% due 07/23/01 ............................        5,000             4,988
 Bank America NA Charlotte
 5.102% due 09/06/01 ..........................        5,000             5,001
 Branch Banking & Trust Co.
 3.97% due 07/03/01 ...........................       15,000            15,000
 Citibank Canada DTC MMI CD
 4.23% due 07/25/01 ...........................        8,000             8,000
 Credit Suisse First Boston, Inc.
 4.7% due 07/02/01 ............................        2,000             2,000
 5.052% due 08/09/01 ..........................        5,000             5,000
 Credit Suisse First Boston NY
 4.605% due 07/09/01 ..........................        4,000             3,997
 Deutsche Bank AG
 5.38% due 07/24/01 ...........................        4,000             4,000
 Firststar Bank NA Milwaukee WI
 3.98% due 08/01/01 ...........................       10,000            10,000
 Fleet National Bank
 5.13% due 09/07/01 ...........................        3,000             3,000
 LaSalle Bank NA
 3.75% due 09/05/01 ...........................       14,000            14,000
 National Bank of Canada
 4.67% due 07/11/01 ...........................        6,000             6,000
 National City Bank
 5.51% due 08/01/01 ...........................        2,000             2,000
 6.34% due 09/21/01 ...........................        5,000             5,017
                                                                      --------
                                                                       103,997
Cosmetic & Personal Care - 0.5%
 Unilever Capital Corp.
 5.11% due 09/07/01 ...........................        2,500             2,500
Diversified Operations - 3.3%
 Ciesco Puerto
 4.65% due 07/03/01 ...........................        6,000             5,999
 Diageo Capital PLC
 3.92% due 07/18/01 ...........................        9,000             8,984
                                                                      --------
                                                                        14,983
Electric Power - 0.7%
 National Rural Utilities Cooperative Finance
  Corp.
 4.2% due 07/19/01 ............................        3,000             2,994

Financial Services - 25.8%
 Alpine Securitization Corp.
 4.25% due 07/19/01 ...........................        5,000             4,990
 Apreco, Inc.
 3.7% due 09/17/01 ............................       12,500            12,401
 Centric Capital Corp.
 4.22% due 07/05/01 ...........................        3,600             3,599
 4.68% due 07/09/01 ...........................        4,000             3,996
 Chevron Investment PLC
 4.63% due 07/06/01 ...........................        8,000             7,996
 Corporate Recievables Corp.
 3.6% due 09/07/01 ............................        8,000             7,946
 Eureka Securitization, Inc.
 3.78% due 08/31/01 ...........................       10,000             9,937
 Falcon Asset Securitization
 3.7% due 08/03/01 ............................       13,000            12,957
 4.2% due 07/20/01 ............................        1,793             1,789
 General Electric Capital Corp.
 3.72% due 10/31/01 ...........................       14,000            13,825
 4.22% due 07/18/01 ...........................        3,700             3,693
 Goldman Sachs Group, Inc.
 5.485% due 11/26/01 ..........................        2,000             2,001
 4.56% due 07/10/01 ...........................        5,000             4,995
 Greenwich Funding Corp.
 4.2% due 07/26/01 ............................        1,669             1,664
 4.65% due 07/05/01 ...........................        1,490             1,489
 International Lease Finance Corp.
 4.24% due 07/18/01 ...........................        3,977             3,970
 Merrill Lynch & Co., Inc.
 5.605% due 11/01/01 ..........................        2,000             2,001
 National Rural Utilities Cooperative Finance
  Corp.
 4.797% due 07/20/01 ..........................        2,000             2,000
 Sigma Finance Corp.
 5.05% due 08/14/01 ...........................        3,500             3,479
 UBS Finance , Inc.
 3.85% due 08/08/01 ...........................        3,800             3,785
 Variable Funding Capital
 3.95% due 07/12/01 ...........................       10,000             9,989
                                                                      --------
                                                                       118,502
Food Beverage & Tobacco - 5.6%
 Anheuser Busch, Inc.
 3.6% due 09/21/01 ............................       14,000            13,886
 Coca Cola Enterprises, Inc.
 3.71% due 09/26/01 ...........................       12,000            11,894
                                                                      --------
                                                                        25,780
Healthcare Products - 3.1%
 Merck & Co., Inc.
 3.8% due 07/05/01 ............................       14,000            13,996

Media - Publishing - 1.8%
 Washington Post Co.
 3.68% due 09/14/01 ...........................        8,500             8,436

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
MONEY MARKET FUND

                                                      Par              Market
            Name of Issuer                           Value              Value
                                                    (000's)            (000's)
COMMERCIAL PAPER - CONTINUED

Media - TV & Radio - 3.0%

 Gannett, Inc.
 3.95% due 07/06/01 ...........................     $ 14,000          $ 13,994

Paper Products - 1.8%
 Park Avenue Receivables Corp.
 3.75% due 07/11/01 ...........................        8,406             8,398

Personal & Commercial Lending - 12.7%
 Greyhawk Fund Corp.
 3.7% due 09/10/01 ............................       14,000            13,899
 Halifax PLC
 3.6% due 09/17/01 ............................       14,000            13,892
 Household Finance Corp.
 5.675% due 08/01/01 ..........................        4,000             4,000
 President & Fellows Harvard Co.
 3.86% due 07/16/01 ...........................       14,000            13,979
 Windmill Funding Corp.
 3.75% due 09/12/01 ...........................        9,400             9,330
 4.23% due 07/05/01 ...........................        3,000             2,999
                                                                      --------
                                                                        58,099
Retail-Department Stores - 3.0%
 Wal Mart Stores, Inc.
 3.6% due 07/31/01 ............................       14,000            13,959

Telecommunications Services - 0.7%
 Verizon Network Fund
 4.25% due 07/10/01 ...........................        3,000             2,997

U.S. Governement Agencies - 10.3%
 Federal Home Loan Bank Note
 3.66% due 09/07/01 ...........................       22,340            23,181
 3.91% due 07/11/01 ...........................        9,528             9,519
 Federal National Mortgage Assoc.
 3.54% due 09/13/01 ...........................       14,750            14,644
                                                                      --------
                                                                        47,344
                                                                      --------
      TOTAL COMMERCIAL PAPER- .................         94.9%          435,979
                                                                      --------

  JOINT REPURCHASE AGREEMENT - 5.0%
  Investment in joint repurchase
  agreement with SBC Warburg,
  Ltd., 3.295% due 07/02/01
  (Secured by Various
  U.S. Treasury obligations and U.S.
  Government Agency Bonds) ....................       22,825            22,825
                                                    --------          --------
                             TOTAL INVESTMENTS-         99.9%          458,804
               Other Assets & Liabilities, Net-          0.1%              565
                                                    --------          --------
                                     NET ASSETS-       100.0%         $459,369
                                                    ========          ========
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
LARGE/MID CAP VALUE II FUND


                                                                       Market
            Name of Issuer                            Shares            Value
                                                                       (000's)

COMMON STOCK

Aerospace & Defense - 2.1%
 Boeing Co. ...................................       15,100           $   839
 Lockheed Martin Corp. ........................       15,600               578
 United Technologies Corp. ....................       15,000             1,099
                                                                       -------
                                                                         2,516

Automobile - 1.7%
 Ford Motor Co. ...............................       52,400             1,286
 General Motors Corp. .........................       10,500               676
 General Motors Corp. - Cl. H .................        7,500               152
                                                                       -------
                                                                         2,114

Bank - 15.1%
 Australia & New Zealand Banking
  Group, Ltd. - ADR ...........................       33,000             1,404
 Bank of Montreal .............................       44,000             1,136
 JP Morgan Chase & Co. ........................      108,700             4,848
 Mercantile Bankshares Corp. ..................        2,500                98
 UnionBanCal Corp. ............................       49,600             1,672
 US Bancorp ...................................      108,373             2,470
 Wachovia Corp. ...............................       10,000               711
 Washington Mutual, Inc. ......................      127,500             4,788
 Westpac Banking Corp., Ltd. ..................       30,200             1,105
                                                                       -------
                                                                        18,232

Chemical - 1.5%
 Air Products & Chemicals, Inc. ...............       14,800               677
 E.I. du Pont de Nemours & Co. ................       23,300             1,124
                                                                       -------
                                                                         1,801

Commercial Services - 0.3%
 Avery Dennison Corp. .........................        6,100               311

Computer Equipment - 2.4%
 Compaq Computer Corp. ........................       32,800               508
 Hewlett-Packard Co. ..........................       30,400               869
 International Business Machines
   Corp. ......................................       11,900             1,345
 Palm, Inc. ...................................       31,600               192
                                                                       -------
                                                                         2,914

Computer Software & Services - 1.1%
 First Data Corp. .............................       19,800             1,272

Cosmetic & Personal Care - 2.7%
 International Flavors & Fragrances,
   Inc. .......................................       25,800               648
 Leggett & Platt, Inc. ........................       22,500               496
 Procter & Gamble Co. .........................       32,600             2,080
                                                                       -------
                                                                         3,224

Diversified Operations - 2.5%
 Eaton Corp. ..................................        8,700               610
 General Electric Co. .........................       29,300             1,428
 Tyco International, Ltd. .....................       17,200               938
                                                                       -------
                                                                         2,976

Electric Power - 3.5%
 Calpine Corp. * ..............................       29,800             1,126
 Duke Energy Co. ..............................       20,200               788
 Exelon Corp. .................................       28,100             1,802
 Montana Power Co. ............................       16,900               196
 PPL Corp. ....................................        6,100               336
                                                                       -------
                                                                         4,248

Electronic Products & Services - 1.2%
 Cisco Systems, Inc. ..........................       25,100               457
 Motorola, Inc. ...............................       64,100             1,061
                                                                       -------
                                                                         1,518

Energy - Alternative Source - 0.9%
 El Paso Corp. ................................       21,800             1,145

Financial Services - 1.7%
 Merrill Lynch & Co., Inc. ....................       28,700             1,700
 Pitney Bowes, Inc. ...........................        9,200               388
                                                                       -------
                                                                         2,088

Food, Beverage & Tobacco - 4.8%
 ConAgra, Inc. ................................       60,600             1,200
 PepsiCo, Inc. ................................       29,800             1,317
 Philip Morris Cos., Inc. .....................       22,800             1,157
 R.J. Reynolds Tobacco Holdings,
  Inc. * ......................................       39,700             2,168
                                                                       -------
                                                                         5,842

Health Care Products - 6.0%
 Abbott Laboratories ..........................       33,700             1,618
 American Home Products Corp. .................       12,100               707
 Baxter International, Inc. ...................       16,000               784
 Bristol-Myers Squibb Co. .....................        5,000               262
 Eli Lilly & Co. ..............................        3,200               237
 McKesson HBOC, Inc. ..........................        9,000               334
 Merck & Co., Inc. ............................       11,300               722
 Mylan Laboratories, Inc. .....................       15,400               433
 Pharmacia Corp. ..............................       34,100             1,567
 Schering-Plough Corp. ........................       16,000               580
                                                                       -------
                                                                         7,244

Health Care Services - 0.1%
 WebMD Corp. ..................................       13,100                92

Insurance - 7.1%
 American International Group, Inc. ...........       22,800             1,961
 Cigna Corp. ..................................       15,200             1,456
 Marsh & McLennan Cos., Inc. ..................       13,000             1,313
 MBIA, Inc. ...................................       43,650             2,430
 XL Capital, Ltd. - Cl. A .....................       17,500             1,437
                                                                       -------
                                                                         8,597

Leisure & Recreation - 1.1%
 Eastman Kodak Co. ............................        6,400               299
 Sabre Group Holdings, Inc. ...................       20,400             1,020

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
LARGE/MID CAP VALUE II FUND


                                                                       Market
            Name of Issuer                            Shares            Value
                                                                       (000's)

COMMON STOCK - Continued

Leisure & Recreation - Continued
 Six Flags, Inc. ..............................        3,000          $     63
                                                                       -------
                                                                         1,382

Machinery - 1.1%
 Caterpillar, Inc. ............................       14,100               706
 Thermo Electron Corp. * ......................       27,900               614
                                                                       -------
                                                                         1,320

Media - Publishing - 0.5%
 Gannett Co., Inc. ............................        9,800               646

Media - TV / Radio - 2.6%
 Adelphia Communications Corp.
      - Cl. A .................................       23,900               980
 AOL Time Warner, Inc. * ......................        9,000               477
 E.W. Scripps Co. - Cl. A .....................       13,400               924
 USA Networks, Inc. *  ........................       26,700               748
                                                                       -------
                                                                         3,129

Metals & Mining - 1.7%
 Alcoa, Inc. ..................................       35,500             1,399
 Minnesota Mining & Manufacturing
  Co. .........................................        5,400               616
                                                                       -------
                                                                         2,015

Oil & Natural Gas Exploration & Production - 9.1%
 Chevron Corp. ................................       27,700             2,507
 Conoco, Inc. - Cl. B .........................        9,000               260
 Exxon Mobil Corp. ............................       78,700             6,874
 Helmerich & Payne, Inc. ......................       17,100               527
 Rowan Cos., Inc. .............................       30,300               670
 Sunoco, Inc. .................................        1,900                70
 Ultramar Diamond Shamrock Corp. ..............        1,600                76
 USX-Marathon Group ...........................        3,000                88
                                                                       -------
                                                                        11,072

Oil - Equipment & Service - 0.2%
 Halliburton Co. ..............................        8,000               285

Paper & Forest Products - 1.1%
 Bowater, Inc. ................................       15,400               689
 Kimberly-Clark Corp. .........................       12,000               671
                                                                       -------
                                                                         1,360

Personal & Commercial Lending - 5.1%
 Citigroup, Inc. ..............................      116,700             6,166

Real Estate Investment Trust - 1.6%
 Equity Office Properties Trust ...............       42,500             1,344
 Kimco Realty Corp. ...........................       12,800               606
                                                                       -------
                                                                         1,950

Real Estate Operations - 0.1%
 Security Capital Group, Inc. -
  Cl. B .......................................        8,300               178

Retail - Department Stores - 2.2%
 Family Dollar Stores, Inc. ...................       57,700             1,479
 Intimate Brands, Inc. ........................       12,600               190
 Wal-Mart Stores, Inc. ........................       20,500             1,000
                                                                       -------
                                                                         2,669

Retail - Food - 2.5%
 Brinker International, Inc. ..................       13,600               352
 McDonald's Corp. .............................       34,300               928
 Safeway, Inc. * ..............................       35,500             1,704
                                                                       -------
                                                                         2,984

Shoe & Apparel Manufacturing - 1.1%
 Jones Apparel Group, Inc. * ..................       11,300               488
 Nike, Inc. - Cl. B ...........................       19,200               806
                                                                       -------
                                                                         1,294

Telecommunication Services - 4.9%
 Broadwing, Inc. ..............................       23,200               567
 Verizon Communications .......................       87,600             4,687
 WorldCom, Inc. *  ............................       45,300               643
                                                                       -------
                                                                         5,897

Telephone - 5.5%
 AT&T Corp. ...................................       44,700               983
 AT&T Corp. - Liberty Media Group
  - Cl. A .....................................      115,200             2,015
 Constellation Energy Group ...................       18,700               797
 Qwest Communications
  International, Inc. .........................       39,800             1,269
 SBC Communications, Inc. .....................       38,800             1,554
                                                                       -------
                                                                         6,618

Transportation Services - 1.1%
 Canadian National Railway Co. ................        9,700               393
 Continental Airlines, Inc. - Cl. B *  ........        5,200               256
 Delta Air Lines, Inc. ........................        3,700               163
 Southwest Airlines Co. .......................       29,850               552
                                                                       -------
                                                                         1,364

U.S. Government Agencies - 3.0%
 Federal Home Loan Mortgage Corp. .............       13,700               959
 Federal National Mortgage Assoc ..............       32,200             2,742
                                                                       -------
                                                                         3,701
                                                                       -------
              TOTAL COMMON STOCK- .............         99.2%          120,164
                                                                       -------

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
LARGE/MID CAP VALUE II FUND


                                                        Par             Market
             Name of Issuer                            Value             Value
                                                      (000's)           (000's)

SHORT-TERM INVESTMENTS

Investment in joint trading account - 1.2%
Investment in joint trading account
  3.97% due 07/02/01 ..........................       $1,473            $1,473

U.S. Treasury Bills - 0.1%

U.S. Treasury Bills
  3.54% due 09/06/01 # ........................           25                25
  3.96% due 07/12/01 ..........................           35                35
  3.62% due 07/09/01 ..........................           35                35
                                                                        ------
                                                                            95


                                                      Shares

 Cash Equivalents - 5.3%
   Navigator Securities Lending Prime
    Portfolio **                                   6,460,592             6,461
                                                   ----------         --------
                   TOTAL SHORT-TERM INVESTMENTS          6.6%            8,029
                                                   ----------         --------
                             TOTAL INVESTMENTS-        105.8%          128,193

               Other Assets & Liabilities, Net-         (5.8)%          (7,091)
                                                   ----------         --------
                                    NET ASSETS-        100.0%         $121,102
                                                   ==========         ========

ADR-American Depository Receipts.
*  Non-income producing security.
** Represents investment of security lending collateral.
# All or a portion of the principle amount of this security was pledged to cover initial margin requirements for open future contracts.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
SMALL/MID CAP GROWTH FUND


                                                                       Market
               Name of Issuer                        Shares             Value
                                                                       (000's)

COMMON STOCK

Automobile - 1.8%
 United Rentals, Inc. * .......................      126,900           $ 3,293

Bank - 2.1%
 Mercantile Bankshares Corp. ..................       35,800             1,401
 Westamerica Bancorp ..........................       35,600             1,397
 Wilmington Trust Trust Corp. .................       16,900             1,059
                                                                       -------
                                                                         3,857

Brokerage & Investment Management - 4.3%
 Investment Technology Group, Inc. ............       77,400             3,893
 Legg Mason, Inc. .............................       78,400             3,901
                                                                       -------
                                                                         7,794

Business Services - 1.2%
 G&K Services, Inc. - Cl. A ...................       83,000             2,233

Chemical - 1.6%
 MacDermid, Inc. ..............................       66,800             1,202
 NOVA Corp. ...................................       53,800             1,692
                                                                       -------
                                                                         2,894

Chemicals - 0.7%
 Dionex Corp. .................................       38,600             1,283

Commercial Services - 1.3%
 TMP Worldwide, Inc. *  .......................       39,300             2,358

Computer Equipment - 2.2%
 Brocade Communications Systems, Inc. .........       17,500               770
 Lexmark International Group, Inc. -
     Cl. A ....................................       47,200             3,174
                                                                       -------
                                                                         3,944

Computer Software & Services - 12.5%
 Acxiom Corp. .................................       85,500             1,119
 Affiliated Computer Services, Inc. -
     Cl. A * ..................................       21,400             1,539
 Black Box Corp. ..............................       49,200             3,314
 CheckFree Corp. ..............................       10,200               358
 DST Systems, Inc. *  .........................       46,000             2,424
 IMS Health, Inc. .............................      110,900             3,161
 Macromedia, Inc. * ...........................       83,600             1,505
 Mercury Interactive Corp.* ...................        3,900               234
 Openwave Systems, Inc. * .....................        4,000               139
 Peoplesoft, Inc. .............................       16,500               812
 Radiant Systems, Inc. *  .....................        8,000               129
 Rational Software Corp. *  ...................       66,900             1,816
 SunGard Data Systems, Inc. ...................       60,600             1,819
 Systems & Computer Technology
     Corp. ....................................       84,200               762
 Trizetto Group, Inc. * .......................       33,500               310
 Verity, Inc. * ...............................      142,200             2,837
 Vignette Corp. * .............................       39,500               350
                                                                       -------
                                                                        22,628

Consumer Miscellaneous - 0.9%
 Catalina Marketing Corp. .....................       55,000             1,678

Container - 2.6%
 Bemis Co., Inc. ..............................       62,500             2,511
 Pactiv Corp. .................................      162,800             2,181
                                                                       -------
                                                                         4,692

Diversified Operations - 1.9%
 AptarGroup, Inc. .............................       40,200             1,304
 Ionics, Inc. * ...............................       65,200             2,054
                                                                       -------
                                                                         3,358

Electric Power - 2.7%
 Calpine Corp. * ..............................       47,700             1,803
 Montana Power Co. ............................      113,100             1,312
 Pinnacle West Capital Corp. ..................       38,500             1,825
                                                                       -------
                                                                         4,940

Electronic Products & Services - 7.0%
 Atmi, Inc. * .................................        9,200               276
 Emulex Corp. .................................        8,400               339
 Littelfuse, Inc. * ...........................       92,700             2,483
 Optimal Robotics Corp. * .....................       73,200             2,782
 QLogic Corp. *  ..............................       20,500             1,321
 Sensormatic Electronics Corp. ................      202,800             3,448
 Varian Semiconductor Equipment
  Associates, Inc. ............................       10,000               420
 Veeco Instruments Inc. * .....................       41,100             1,634
                                                                       -------
                                                                        12,703

Food, Beverage & Tobacco - 2.0%
 Pepsi Bottling Group, Inc. ...................       91,800             3,681

Health Care Products - 14.0%
 Becton, Dickinson & Co. ......................      103,500             3,704
 Biomet, Inc. .................................       49,550             2,381
 Cephalon, Inc. * .............................       16,000             1,128
 COR Therapeutics, Inc.8  .....................        7,200               220
 CV Therapeutics, Inc. *  .....................       21,000             1,197
 Edwards Lifesciences Corp. ...................      187,600             4,945
 Genzyme Corp. *  .............................       37,000             2,257
 Gilead Sciences, Inc. *  .....................       18,000             1,048
 Immunex Corp. ................................       97,200             1,725
 Laboratory Corporation of America
  Holdings ....................................       21,900             1,684
 Millipore Corp. ..............................       37,100             2,300
 NPS Pharmaceuticals, Inc. *  .................       12,500               503
 Patterson Dental Co. .........................       70,800             2,124
 Regeneron Pharmaceuticals ....................        1,700               589
                                                                       -------
                                                                        25,805

Health Care Services - 7.6%
 Gene Logic, Inc. .............................       31,000               676
 Health Management Associates, Inc. -
  Cl. A * .....................................      176,200             3,707
 Idec Pharmaceuticals Corp. ...................       20,000             1,354
 Trigon Healthcare, Inc. ......................       69,200             4,487

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
SMALL/MID CAP GROWTH FUND


                                                                       Market
               Name of Issuer                        Shares             Value
                                                                       (000's)

COMMON STOCK - CONTINUED

Health Care Services - Continued
 Wellpoint Health networks, Inc. ..............       37,000          $  3,487
                                                                      --------
                                                                        13,771
Household Appliances & Furnishings - 2.1%
 Herman Miller, Inc. ..........................      154,600             3,741

Insurance - 4.3%
 Ambac Financial Group, Inc. ..................       66,900             3,893
 Reinsurance Group of America .................      104,900             3,976
                                                                      --------
                                                                         7,869

Leisure & Recreation - 1.7%
 Speedway Motorsports, Inc. * .................      121,700             3,068

Oil & Natural Gas Exploration &
  Production- 3.9%
 Atwood Oceanics, Inc.* .......................       38,800             1,362
 Helmerich & Payne, Inc. ......................       94,300             2,906
 Murphy Oil Corp. .............................       29,600             2,179
 Suncor Energy, Inc. ..........................        3,400                87
                                                                      --------
                                                                         6,534

Oil - Equipment & Service - 2.9%
 Hanover Compressor Co. * .....................       85,800             2,839
 Swift Energy Co. .............................       77,500             2,335
                                                                      --------
                                                                         5,174

Retail - Department Stores - 5.2%
 Bed Bath & Beyond, Inc.* .....................       24,300               758
 Family Dollar Stores, Inc. ...................      129,200             3,312
 Fastenal Co. .................................       28,900             1,791
 Staples, Inc. *  .............................      227,900             3,644
                                                                      --------
                                                                         9,505

Retail - Food - 3.3%
 Darden Restaurants, Inc. .....................      123,400             3,443
 Whole Foods Market, Inc.* ....................       94,300             2,555
                                                                      --------
                                                                         5,998

Shoe & Apparel Manufacturing - 2.0%
 Liz Claiborne, Inc. ..........................       70,900             3,577

Telecommunication Equipment - 5.0%
 CommScope, Inc.* .............................      138,700             3,260
 DMC Stratex Networks, Inc. - Notes*  .........      145,800             1,458
 Symbol Technologies, Inc. ....................      110,650             2,456
 Tekelec, Inc. ................................       51,400             1,393
 TriQuint Semiconductor, Inc.* ................       24,400               549
                                                                      --------
                                                                         9,116

Telecommunication Services - 0.3%
 Broadwing, Inc. ..............................       25,500               623

Transportation Services - 2.0%
 Atlas Air Worldwide Hldgs, Inc. *  ...........       77,000             1,090
 EGL, Inc. *  .................................      139,500             2,436
                                                                      --------
                                                                         3,526
                                                                      --------
                            TOTAL COMMON STOCK-         99.1%          179,643
                                                                      --------
                                                        Par
                                                       Value
                                                      (000's)

SHORT-TERM INVESTMENTS

Investment in joint trading account - 0.6%
 Investment in joint trading account
   3.97% due 07/02/01 .........................     $  1,010             1,010


                                                      Shares
Cash Equvalents - 15.6%
 Navigator Securities Lending Prime
  Portfolio **                                    28,338,513            28,339
                                                  -----------        ---------
                   TOTAL SHORT-TERM INVESTMENTS         16.2%           29,349
                                                  -----------        ---------
                             TOTAL INVESTMENTS-        115.3%          208,992

               Other Assets & Liabilities, Net-        (15.3)%         (27,678)
                                                  -----------        ---------
                                    NET ASSETS-        100.0%        $ 181,314
                                                  ===========        =========

*  Non-income producing security.
** Represents investment of security lending collateral.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                       Par             Market
       Name of Issuer                                 Value            Value
                                                     (000's)          (000's)

PUBLICLY-TRADED BONDS

Aerospace & Defense - 1.1%
 Lockheed Martin Corp.
 8.2% due 12/01/09 ............................     $    200          $    215
 Northrop-Grumman Corp. - Debs.
 7.75% due 03/01/16 ...........................           75                77
 Raytheon Co. - Notes
 6.75% due 08/15/07 ...........................          200               195
 Safeway, Inc. - Notes
 7.5% due 09/15/09 ............................          150               156
 United Technology Corp.
 6.625% due 11/15/04 ..........................          200               207
 United Technologies Corp. - Debs.
 8.875% due 11/15/19 ..........................           50                59
                                                                      --------
                                                                           909

Auto & Truck Parts - 0.5%
 TRW, Inc.
 7.125% due 06/01/09 ..........................          150               147
 Visteon Corp.
 7.95% due 08/01/05 ...........................          250               261
                                                                      --------
                                                                           408

Automobile - 0.9%
 Daimler Chrysler Auto Trust  - Notes
 6.7% due 03/08/06 ............................          400               415
 Delphi Automotive Systems Corp. - Debs.
 7.125% due 05/01/29 ..........................           50                46
 Delphi Automotive Systems Corp. - Notes
 6.5% due 05/01/09 ............................          200               192
 Ford Motor Co. - Bonds
 6.625% due 02/15/28 ..........................           50                43
                                                                      --------
                                                                           696

Bank - 3.3%
 African Development Bank - Sub. Notes
 6.875% due 10/15/15 ..........................           35                36
 Asian Development Bank - Bonds
 5.5% due 04/23/04 ............................          270               269
 Bank of America Corp. - Sub. Notes
 7.8% due 02/15/10 ............................          150               159
 Bank One Corp. - Sr. Notes
 5.625% due 02/17/04 ..........................          150               151
 BankAmerica Corp. - Sub. Notes
 6.5% due 03/15/06 ............................          150               152
 Chase Manhattan Corp. - Sub. Notes
 7.125% due 02/01/07 ..........................          225               233
 First Union Corp. - Sub. Notes
 8.125% due 06/24/02 ..........................          230               238
 Fleet Boston Corp. - Sub. Notes
 7.375% due 12/01/09 ..........................          100               105
 Fleet Financial Group, Inc. - Sub. Debs.
 6.7% due 07/15/28 ............................           75                70
 Golden West Financial Corp. - Sub. Notes
 6.7% due 07/01/02 ............................          150               153
 HSBC Holdings PLC
 7.5% due 07/15/09 ............................          150               157
 InterAmerican Development Bank - Debs.
 8.5% due 03/15/11 ............................          200               233
 Korea Development Bank - Bonds
 7.375% due 09/17/04 ..........................          120               125
 National City Bank of Pennsylvania - Sub.
  Notes
 7.25% due 10/21/11 ...........................           50                51
 Royal Bank of Scotland PLC - Sub. Notes
 6.4% due 04/01/09 ............................          150               148
 Wachovia Corp. - Sub. Notes
 5.625% due 12/15/08 ..........................           75                70
 Wells Fargo Co. - Notes
 6.625% due 07/15/04 ..........................          175               181
 Wells Fargo Co. - Sub. Notes
 6.875% due 04/01/06 ..........................          150               155
                                                                      --------
                                                                         2,686

Brokerage & Investment Management - 2.3%
 Bear Stearns Co., Inc.
 7.625% due 02/01/05 ..........................          250               262
 Merrill Lynch & Co., Inc. - Notes
 8.0% due 06/01/07 ............................          200               214
 Morgan Stanley Capital, Inc. - CTF 1998 WF1
  Cl. A 1
 6.25% due 07/15/07 ...........................        1,187             1,206
 Morgan Stanley Dean Witter
 7.75% due 06/15/05 ...........................          170               181
                                                                      --------
                                                                         1,863

Business Services - 0.4%
 Electronic Data Systems Corp.
 7.125% due 10/15/09 ..........................          100               102
 Financing Corp.
 8.6% due 09/26/19 ............................          150               184
                                                                      --------
                                                                           286

Chemical - 0.2%
 Eastman Chemical - Debs.
 7.6% due 02/01/27 ............................           50                43
 Morton International, Inc. - Debs.
 9.25% due 06/01/20 ...........................           40                47
 Rohm & Haas Co. - Notes
 7.4% due 07/15/09 ............................           80                83
                                                                      --------
                                                                           173

Computer Equipment - 0.4%
 Hewlett - Packard Co. - Notes
 7.15% due 06/15/05 ...........................          200               207
 International Business Machines Corp. -
  Debs.
 7.0% due 10/30/25 ............................          100               100
                                                                      --------
                                                                           307

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                       Par             Market
       Name of Issuer                                 Value            Value
                                                     (000's)          (000's)

PUBLICLY-TRADED BONDS - CONTINUED

Consumer Miscellaneous - 0.2%
 Fortune Brands, Inc. - Debs.
 7.875% due 01/15/23 ..........................     $    100          $    101
 United Utilities PLC - Notes
 6.875% due 08/15/28 ..........................          100                88
                                                                      --------
                                                                           189

Cosmetic & Personal Care - 0.1%
 Procter & Gamble Co. - Debs.
 6.45% due 01/15/26 ...........................          100                96

Diversified Operations - 0.3%
 Honeywell International, Inc. - Notes
 7.5% due 03/01/10 ............................           75                80
 John Deere Capital Corp. - Notes
 6.0% due 02/15/09 ............................           60                57
 Tyco International Group SA
 6.375% due 06/15/05 ..........................           80                81
                                                                      --------
                                                                           218

Electric Power - 1.1%
 CalEnergy Co., Inc. - Bonds
 8.48% due 09/15/28 ...........................           60                65
 Duke Energy Co. - 1st Ref. Mtg.
 6.75% due 08/01/25 ...........................          100                92
 Florida Power & Light Co.
 7.75% due 02/01/23 ...........................           50                49
 Niagara Mohawk Power Corp.
 7.75% due 10/01/08 ...........................          200               204
 Ontario Hydro - Local Govt. GTD.
 6.1% due 01/30/08 ............................          100               100
 Philadelphia Electric Co. - 1st Ref. Mtg.
 7.125% due 09/01/02 ..........................          100               103
 Tennessee Valley Authority
 6.75% due 11/01/25 ...........................          100               102
 Virginia Electric Power Co. - 1st Mtg.
 7.625% due 07/01/07 ..........................          150               158
                                                                      --------
                                                                           873

Entertainment & Recreation - 0.1%
 TCI Communciations, Inc. - Sr. Notes
 7.125% due 02/15/28 ..........................           70                65

Financial Services - 2.4%
 Ameritech Capital Funding Corp.
 6.875% due 10/15/27 ..........................           60                58
 Anardarko Finance Co. - Sr. Notes 144A
 6.75% due 05/01/11 ...........................          200               199
 Associates Corp. of North America
 5.5% due 02/15/04 ............................          675               677
 Citicorp Capital II
 8.015% due 02/15/27 ..........................          100               103
 GATX Capital Corp. - Notes
 6.875% due 12/15/06 ..........................          100                94
 Goldman Sachs Group, Inc. - Notes
 7.35% due 10/01/09 ...........................          100               103
 Hartford Financial Services Group, Inc. -
  Sr. Notes
 7.75% due 06/15/05 ...........................          150               159
 Morgan Stanley, Dean Witter, Discover & Co.
  - Notes
 6.875% due 03/01/03 ..........................          200               206
 Newcourt Credit Group, Inc. - Ser. B
 6.875% due 02/16/05 ..........................          100               103
 Qwest Capital Funding - GTD Notes
 7.9% due 08/15/10 ............................           90                93
 Sumitomo Bank International Finance NV -
  Notes
 8.5% due 06/15/09 ............................          100               107
 Washington Mutual Capital I
 8.375% due 06/01/27 ..........................           60                61
                                                                      --------
                                                                         1,963

Food, Beverage & Tobacco - 1.2%
 Archer Daniels Midland Co. - Notes
 6.25% due 05/15/03 ...........................          275               282
 Coca-Cola Enterprises, Inc. - Debs.
 8.5% due 02/01/22 ............................          100               115
 Conagra, Inc. - Debs.
 9.75% due 03/01/21 ...........................           75                90
 Kellogg Co. - Bonds
 7.45% due 04/01/31 ...........................          100               100
 Pepsi Bottling Group, Inc. - Sr. Notes Ser. B
 7.0% due 03/01/29 ............................          100               100
 Philip Morris Cos., Inc. - Debs.
 8.25% due 10/15/03 ...........................          100               106
 SuperValu, Inc. - Notes
 7.625% due 09/15/04 ..........................          150               148
                                                                      --------
                                                                           941

Foreign Governmental - 2.2%
 Government of Canada
 5.25% due 11/05/08 ...........................          125               120
 Government of New Zealand - Debs.
 8.75% due 12/15/06 ...........................          120               136
 Hydro-Quebec
 8.4% due 01/15/22 ............................          100               115
 Kingdom of Spain
 7.0% due 07/19/05 ............................          250               264
 Kingdom of Sweden - Debs.
 12.0% due 02/01/10 ...........................           75               104
 Malaysia - Bonds
 8.75% due 06/01/09 ...........................           50                54
 Province of Manitoba - Debs.
 6.875% due 09/15/02 ..........................          200               205
 Province of Newfoundland - Debs.
 9.0% due 10/15/21 ............................           60                73
 Province of Ontario
 8.0% due 10/17/01 ............................          200               202

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                       Par             Market
       Name of Issuer                                 Value            Value
                                                     (000's)          (000's)

PUBLICLY-TRADED BONDS - CONTINUED

Foreign Governmental - Continued
 Province of Ontario  - Bonds
 6.0% due 02/21/06 ............................     $    300          $    304
 Province of Quebec - Debs.
 7.5% due 07/15/23 ............................          100               105
 Republic of Korea - Unsub.
 8.75% due 04/15/03 ...........................           85                90
                                                                      --------
                                                                         1,772

Health Care Products - 0.1%
 Eli Lilly & Co. - Notes
 7.125% due 06/01/25 ..........................           80                83

Insurance - 0.6%
 Aetna Inc.
 7.625% due 08/15/26 ..........................          100               104
 Allstate Corp.
 7.2% due 12/01/09 ............................          150               156
 Hartford Life, Inc. - Debs.
 7.65% due 06/15/27 ...........................           50                52
 Torchmark, Inc. - Debs.
 8.25% due 08/15/09 ...........................          100               104
 Travelers Property Casualty Corp. - Sr. Notes
 7.75% due 04/15/26 ...........................           50                52
                                                                      --------
                                                                           468

Machinery - 0.3%
 Caterpillar, Inc. - Debs.
 8.0% due 02/15/23 ............................           50                55
 Reliance Electric Co. - Notes
 6.8% due 04/15/03 ............................          200               208
                                                                      --------
                                                                           263

Media - TV / Radio - 0.5%
 News America Holdings, Inc. - Debs.
 7.7% due 10/30/25 ............................          100                93
 Time Warner Entertainment, Inc. - Sr. Notes
 8.375% due 07/15/33 ..........................          200               217
 Viacom, Inc.
 7.875% due 07/30/30 ..........................           50                53
                                                                      --------
                                                                           363

Metals & Mining - 0.2%
 Noranda, Inc. - Debs.
 7.0% due 07/15/05 ............................          200               199

Natural Gas Distribution - 0.2%
 Enron Corp. - Notes
 6.75% due 09/15/04 ...........................          100               101
 Tennessee Gas Pipeline - Bonds
 7.5% due 04/01/17 ............................          100                98
                                                                      --------
                                                                           199

Oil - 0.4%
 Atlantic Richfield Co. - Notes
 5.55% due 04/15/03 ...........................           75                76
 Conoco, Inc. - Sr. Notes
 6.95% due 04/15/29 ...........................           90                86
 Occidental Petroleum Corp. - Debs.
 7.2% due 04/01/28 ............................           40                39
 Tosco Corp. - Notes
 7.625% due 05/15/06 ..........................          115               122
                                                                      --------
                                                                           323

Oil & Natural Gas Exploration & Production - 0.5%
 Burlington Resources, Inc - Debs.
 9.125% due 10/01/21 ..........................           90               106
 Norsk Hydro A/S
 7.25% due 09/23/27 ...........................           75                74
 Phillips Petroleum Co. - Debs.
 6.65% due 07/15/18 ...........................           50                47
 Trans-Canada Pipelines
 7.7% due 06/15/29 ............................          100               101
 Union Oil Co. of California
 7.5% due 02/15/29 ............................           60                61
                                                                      --------
                                                                           389

Oil - Equipment & Service - 0.1%
 Coastal Corp. - Debs.
 6.5% due 06/01/08 ............................          100                95

Paper & Forest Products - 0.2%
 Bowater, Inc. - Debs.
 9.0% due 08/01/09 ............................          100               107
 Champion International Corp. - Debs.
 7.35% due 11/01/25 ...........................           50                46
 Westvaco Corp. - Notes
 7.1% due 11/15/09 ............................           35                34
                                                                      --------
                                                                           187

Personal & Commercial Lending - 2.8%
 Aristar, Inc. - Sr. Notes
 6.5% due 11/15/03 ............................          200               204
 CitiFinancial Credit Co. - Notes
 5.9% due 09/01/03 ............................          150               152
 Ford Motor Credit Co.
 6.125% due 01/09/06 ..........................          300               295
 General Motors Acceptance Corp.
 5.85% due 01/14/09 ...........................          500               465
 General Motors Acceptance Corp. - Notes
 9.625% due 12/15/01 ..........................          350               358
 Household Finance Corp. - Notes
 6.5% due 11/15/08 ............................          280               274
 LB Commercial Conduit Mortgage Trust
 7.325% due 09/15/09 ..........................          400               417
 Toyota Motor Credit Corp. - Notes
 5.5% due 12/15/08 ............................           60                57
                                                                      --------
                                                                         2,222

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                       Par             Market
       Name of Issuer                                 Value            Value
                                                     (000's)          (000's)

PUBLICLY-TRADED BONDS - CONTINUED

Real Estate Investment Trust - 0.1%
 Spieker Properties, Inc. - Debs.
 7.5% due 10/01/27 ............................      $    40           $    37

Retail - Department Stores - 0.6%
 Dayton Hudson Corp. - Debs.
 6.75% due 01/01/28 ...........................           25                23
 Federated Department Stores
 6.625% due 04/01/11 ..........................          200               193
 Gap, Inc. - Notes
 6.9% due 09/15/07 ............................          100               100
 Target Corp.
 6.35% due 01/15/11 ...........................          100                99
 Wal-Mart Stores, Inc. - Debs.
 6.75% due 10/15/23 ...........................          100               100
                                                                      --------
                                                                           515
Retail - Food - 0.3%
 Albertson's, Inc. - Notes
 6.625% due 06/01/28 ..........................           50                42
 McDonald's Corp. - Sub. Debs.
 7.31% due 09/15/27 ...........................           60                59
 Safeway, Inc.
 7.25% due 09/15/04 ...........................          150               156
                                                                      --------
                                                                           257

Telecommunication Equipment - 0.2%
 Deutsche Telekom International Finance
 8.25% due 06/15/30 ...........................          100               103
 GTE Corp. - Debs.
 6.94% due 04/15/28 ...........................          100                93
                                                                      --------
                                                                           196

Telecommunication Services - 2.1%
 AT&T WirelessGroup - Sr. Notes 144A
 7.875% due 03/01/11 ..........................          200               200
 AT&T Canada, Inc. - Sr. Notes
 7.65% due 09/15/06 ...........................          150               148
 Bell Canada
 7.75% due 04/01/06 ...........................          125               130
 BellSouth Telecommunications, Inc. - Debs.
 7.0% due 10/01/25 ............................          100                98
 British Telecommunications PLC - Notes
 8.125% due 12/15/10 ..........................          200               212
 Dominion Resources, Inc.
 8.125% due 06/15/10 ..........................          200               216
 France Telecom - Notes Sr. 144A
 7.2% due 03/01/06 ............................          350               360
 Telefonica Europe BV - Notes
 8.25% due 09/15/30 ...........................          100               106
 Vodafone Group PLC
 7.75% due 02/15/10 ...........................          100               105
 Worldcom, Inc. - Notes
 8.25% due 05/15/31 ...........................          150               147
                                                                      --------
                                                                         1,722

Telephone - 0.8%
 Alltel Corp. - Sr. Notes
 7.6% due 04/01/09 ............................          100               103
 Comcast Cable Communications - Notes
 8.875% due 05/01/17 ..........................           75                85
 New York Telephone Co. - Debs.
 7.25% due 02/15/24 ...........................          100                95
 SBC Communications Capital Corp. - Debs.
 5.875% due 06/01/03 ..........................          100               100
 South Carolina Electric & Gas - 1st Mtg.
 7.5% due 06/15/23 ............................          100                96
 Sprint Capital Corp.
 6.875% due 11/15/28 ..........................          150               127
                                                                      --------
                                                                           606

Transportation Services - 0.7%
 American Airlines, Inc. - Pass Through
 Certificates
 7.024% due 04/15/11 ..........................           60                61
 Burlington Northern Railroad Co.
 6.125% due 03/15/09 ..........................          150               144
 CSX Corp. - Debs.
 7.45% due 05/01/07 ...........................          125               130
 Norfolk Southern Corp. - Notes
 7.35% due 05/15/07 ...........................          125               129
 Union Pacific Corp. - Debs.
 6.625% due 02/01/29 ..........................           85                76
                                                                      --------
                                                                           540

U.S. Government Agencies - 44.9%
 Federal Home Loan Bank
 5.58% due 08/17/01 ...........................          300               300
 6.75% due 02/15/02 ...........................        1,600             1,626
 Federal Home Loan Bank Disc. Note
 5.125% due 03/06/06 ..........................          600               590
 Federal Home Loan Mortgage Corp.
 5.5% due 06/01/16 ............................          500               483
 5.75% due 04/15/08 ...........................          300               298
 6.5% due 01/01/21 ............................          431               429
 6.5% due 05/01/31 ............................          599               590
 7.0% due 07/15/05 ............................          655               692
 7.0% due 02/01/16 ............................          371               378
 7.0% due 05/01/31 ............................          250               251
 8.0% due 09/01/30 ............................          500               516
 Federal Home Loan Mortgage Corp. - Bonds
 7.1% due 04/10/07 ............................          500               534
 Federal Home Loan Mortgage Corp. - Deb.
 5.0% due 01/15/04 ............................          800               802
 Federal Home Loan Mortgage Corp. - Notes
 5.75% due 07/15/03 ...........................        1,000             1,022
 6.0% due 10/01/14 ............................          572               564
 6.0% due 08/01/29 ............................          995               957
 6.5% due 11/01/15 ............................          587               590
 6.5% due 09/01/28 ............................          474               467
 6.5% due 06/01/29 ............................           87                85

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                       Par             Market
       Name of Issuer                                 Value            Value
                                                     (000's)          (000's)

PUBLICLY-TRADED BONDS - CONTINUED

U.S. Government Agencies - Continued
 Federal Home Loan Mortgage Corp. - Notes
 6.5% due 07/01/29 ............................      $   983           $   968
 6.5% due 12/01/30 ............................          399               393
 6.875% due 01/15/05 ..........................          150               158
 7.0% due 02/01/30 ............................        1,397             1,404
 7.5% due 02/01/16 ............................          141               145
 7.5% due 11/01/30 ............................        1,012             1,034
 8.0% due 02/01/30 ............................          363               375
 Federal Home Loan Mortgage Corp. - Sr. Notes
 5.8% due 09/02/08 ............................          225               223
 Federal National Mortgage Assoc.
 5.375% due 03/15/02 ..........................          450               455
 5.5% due 03/01/16 ............................          200               193
 5.5% due 04/01/16 ............................          100                96
 6.0% due 05/01/14 ............................          238               235
 6.0% due 06/01/31 ............................          700               672
 6.25% due 05/15/29 ...........................          965               924
 6.375% due 06/15/09 ..........................          600               612
 6.5% due 04/29/09 ............................          200               199
 6.5% due 11/01/29 ............................          700               690
 7.0% due 05/01/31 ............................          600               603
 7.5% due 11/01/30 ............................          238               243
 Federal National Mortgage Assoc. - Notes
 4.75% due 11/14/03 ...........................          175               175
 6.0% due 02/01/16 ............................          589               580
 6.0% due 01/01/29 ............................          994               958
 6.19% due 02/19/09 ...........................          120               118
 6.5% due 02/01/15 ............................          279               280
 6.5% due 12/01/30 ............................          469               462
 6.5% due 01/01/31 ............................          114               112
 6.5% due 02/01/31 ............................        1,795             1,768
 7.0% due 01/01/08 ............................          199               202
 7.0% due 03/01/16 ............................          292               297
 7.0% due 01/01/30 ............................        1,726             1,734
 7.125% due 01/15/30 ..........................          159               170
 7.5% due 10/01/15 ............................          398               409
 7.5% due 09/01/30 ............................        1,187             1,212
 8.0% due 08/01/30 ............................          492               508
 8.5% due 09/01/30 ............................          339               356
 Government National Mortgage Assoc.
 6.5% due 05/15/31 ............................          300               296
 7.0% due 06/15/31 ............................          500               504
 7.5% due 01/15/31 ............................          195               200
 8.5% due 09/15/30 ............................          347               363
 Government National Mortgage Assoc. - Notes.
 6.0% due 07/15/29 ............................          325               314
 6.5% due 01/15/16 ............................          196               198
 Government National Mortgage Assoc. - Notes
 6.5% due 05/15/29 ............................        1,176             1,164
 7.0% due 12/15/30 ............................        1,382             1,394
 7.5% due 09/15/30 ............................        1,121             1,149
 8.0% due 02/15/31 ............................          772               800
                                                                      --------
                                                                        36,519

U.S. Governmental - 24.5%
 U.S. Treasury-Bill
 3.435% due 09/13/01 ..........................          842               842
 U.S. Treasury Bond
 5.0% due 02/15/11 ............................        1,000               970
 5.5% due 08/15/28 ............................          700               663
 6.5% due 11/15/26 ............................          535               576
 6.75% due 08/15/26 ...........................          775               859
 8.125% due 08/15/21 ..........................        1,100             1,382
 8.75% due 08/15/20 ...........................        1,100             1,457
 9.125% due 05/15/09 ..........................          750               837
 10.75% due 08/15/05 ..........................          600               728
 11.25% due 02/15/15 ..........................          260               393
 11.75% due 02/15/10 ..........................          250               306
 11.75% due 11/15/14 ..........................          465               659
 U.S. Treasury - Notes
 5.625% due 05/15/08 ..........................        2,000             2,079
 5.75% due 10/31/02  ..........................        2,000             2,044
 5.75% due 08/15/03 ...........................        1,000             1,028
 6.75% due 05/15/05 ...........................        2,500             2,662
 7.875% due 11/15/04 ..........................        2,000             2,190
 United Mexican States - Notes
 9.875% due 02/01/10 ..........................          220               242
                                                                      --------
                                                                        19,917
                                                                      --------
                  TOTAL PUBLICLY-TRADED BONDS -         96.8%           78,545
                                                                      --------

SHORT-TERM INVESTMENTS - 2.0%
 Investment in joint trading account
 3.97% due 07/02/01 ...........................        1,626             1,626
                                                    --------          --------
                             TOTAL INVESTMENTS-         98.8%           80,171
               Other Assets & Liabilities, Net-          1.2%              990
                                                    --------          --------
                                    NET ASSETS-        100.0%         $ 81,161
                                                    ========          ========

144A-Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, securities aggregated $759 or .94% of net assets of the Portfolio.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
LARGE CAP AGGRESSIVE GROWTH FUND

                                                                       Market
            Name of Issuer                            Shares            Value
                                                                       (000's)

COMMON STOCK

Aerospace & Defense - 0.8%
 Honeywell International, Inc. ................        7,600          $    266

Brokerage & Investment Management - 0.4%
 Goldman Sachs Group, Inc. ....................        1,800               154

Commercial Services - 1.5%
 Concord EFS, Inc. ............................        5,900               307
 Omnicom Group, Inc. ..........................        2,700               232
                                                                      --------
                                                                           539

Computer Equipment - 0.4%
 Veritas Software Corp. *  ....................        2,300               153

Computer Software & Services - 7.9%
 Check Point Software Technologies, Ltd. ......        2,100               106
 Electronic Data Systems Corp. ................       11,000               688
 First Data Corp. .............................        5,000               321
 Microsoft Corp. ..............................       20,500             1,496
 Siebel Systems, Inc. .........................        4,600               216
                                                                      --------
                                                                         2,827

Cosmetic & Personal Care - 1.5%
 Colgate-Palmolive Co. ........................        8,900               525

Diversified Operations - 7.3%
 General Electric Co. .........................       30,000             1,463
 Tyco International, Ltd. .....................       21,200             1,155
                                                                      --------
                                                                         2,618

Electronic Products & Services - 3.7%
 Cisco Systems, Inc. * ........................       48,600               884
 Maxim Integrated Products, Inc. ..............        6,200               274
 Texas Instruments, Inc. ......................        4,500               142
                                                                      --------
                                                                         1,300

Energy - Alternative Source - 0.9%
 Dynegy, Inc. - Cl. A .........................        6,600               307

Financial Services - 3.1%
 Household International, Inc. ................       11,200               747
 Merrill Lynch & Co., Inc. ....................        6,000               356
                                                                      --------
                                                                         1,103

Food, Beverage & Tobacco - 1.1%
 Anheuser-Busch Cos., Inc. ....................        9,500               391

Health Care Products - 14.1%
 Johnson & Johnson ............................        9,900               495
 Medtronic, Inc. ..............................       14,400               663
 Pfizer, Inc. .................................       50,300             2,014
 Pharmacia Corp. ..............................       23,700             1,089
 Schering-Plough Corp. ........................       21,300               772
                                                                      --------
                                                                         5,033

Health Care Services - 1.0%
 Tenet Healthcare Corp. .......................        6,700               346

Insurance - 3.7%
 American International Group, Inc. ...........       15,500             1,333

Media - TV & Radio - 11.9%
 AOL Time Warner, Inc. * ......................       43,100             2,284
 Comcast Corp. - Cl. A * ......................       27,900             1,211
 Viacom, Inc. - Cl. B *  ......................       14,600               756
                                                                      --------
                                                                         4,251

Oil - 1.1%
 Baker Hughes, Inc. ...........................       11,700               392

Oil & Natural Gas Exploration & Production - 3.0%
 BP Amoco PLC - ADR ...........................        8,500               424
 Chevron Corp. ................................        4,000               362
 Transocean Sedco Forex, Inc. .................        7,000               289
                                                                      --------
                                                                         1,075

Personal & Commercial Lending - 9.1%
 Citigroup, Inc. ..............................       31,008             1,638
 MBNA Corp. ...................................       49,100             1,618
                                                                      --------
                                                                         3,256

Retail - Department Stores - 8.7%
 Home Depot, Inc. .............................       24,200             1,126
 Kohl's Corp. .................................       19,400             1,217
 Target Corp. .................................       10,600               367
 Wal-Mart Stores, Inc. ........................        7,800               381
                                                                      --------
                                                                         3,091

Retail - Drug Stores - 1.6%
 Walgreen Co. .................................       16,200               553

Telecommunication Equipment - 3.4%
 Micron Technology, Inc. ......................        6,700               275
 Nokia Oyj - ADR ..............................       42,200               930
                                                                      --------
                                                                         1,205

Telecommunication Services - 1.3%
 Vodafone Group PLC ...........................       21,200               474

Telephone - 3.3%
 AT&T Corp. - Liberty Media Group - Cl. A .....       33,900               593
 AT&T Wireless Group * ........................       34,600               566
                                                                      --------
                                                                         1,159

U.S. Government Agencies - 6.8%
 Federal Home Loan Mortgage Corp. .............       24,200             1,694
 Federal National Mortgage Assoc. .............        8,400               715
                                                                      --------
                                                                         2,409
                                                                      --------
                            TOTAL COMMON STOCK-         97.6%           34,760
                                                                      --------

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
LARGE CAP AGGRESSIVE GROWTH FUND

                                                        Par             Market
                                                       Value             Value
                                                      (000's)           (000's)

SHORT-TERM INVESTMENTS - 2.8%

 Investment in joint trading account
  3.97% due 07/02/01 ..........................      $ 1,006           $ 1,006
                                                     -------           -------
                             TOTAL INVESTMENTS-        100.4%           35,766
               Other Assets & Liabilities, Net-         (0.4)%            (137)
                                                     -------           -------

                                    NET ASSETS-        100.0%          $35,629
                                                     =======           =======

ADR-American Depository Receipts
* Non-income producing security.

See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                         Market
    Name of Issuer                                           Shares       Value
                                                                         (000's)
COMMON STOCK
Aerospace & Defense - 0.3%
 Kaman Corp. - Cl. A ........................................   1,600   $   28
 Memberworks, Inc. ..........................................   1,400       32
 Teledyne Technologies, Inc. * ..............................   1,000       15
 The Titan Corp. * ..........................................     900       21
                                                                        ------
                                                                            96
Apparel - 0.1%
 Skechers USA, Inc. .........................................   1,400       41

Auto & Truck Parts - 1.1%
 Autoliv, Inc. ..............................................   1,400       24
 AutoZone, Inc. * ...........................................   1,400       53
 Cummins Engine Company, Inc. ...............................     700       27
 Goodyear Tire & Rubber Co. .................................   3,000       84
 Polaris Industries Inc. ....................................   1,000       46
 Visteon Corp. ..............................................   3,400       62
                                                                        ------
                                                                           296
Automobile - 0.4%
 Oshkosh Truck Corp. ........................................     900       40
 United Auto Group, Inc. * ..................................   4,100       72
                                                                        ------
                                                                           112
Bank - 7.4%
 Associated Banc-Corp .......................................   2,800      101
 BancorpSouth, Inc. .........................................     675       11
 Bancwest Corp. .............................................   5,200      179
 Banknorth Group, Inc. ......................................   2,625       59
 Capitol Federal Financial ..................................   2,100       41
 Cathay Bancorp, Inc. .......................................     700       38
 City National Corp. ........................................   2,000       89
 Commerce Bancorp, Inc. .....................................   1,000       70
 Commerce Bancshares, Inc. ..................................   2,280       84
 Corus Bankshares, Inc. .....................................   1,600       96
 Cullen/Frost Bankers, Inc. .................................   2,900       98
 Dime Bancorp, Inc. .........................................   2,300       86
 Downey Financial Corp. .....................................     500       24
 F&M National Corp. .........................................   1,000       40
 First Citizens BancShares, Inc. - Cl. A ....................     800       87
 First Sentinel Bancorp, Inc. ...............................   1,400       19
 First Virginia Banks, Inc. .................................   1,400       66
 GBC Bancorp ................................................     800       23
 Golden State Bancorp, Inc. * ...............................   2,300       71
 Hancock Holding Co. ........................................   1,400       60
 Investors Financial Services Corp. .........................   1,000       67
 M&T Bank Corp. .............................................   2,100      159
 Mercantile Bankshares Corp. ................................   2,500       98
 Net.B@nk, Inc. * ...........................................     500        6
 North Fork Bancorporation, Inc. ............................   1,200       37
 OceanFirst Financial Corp. .................................   1,400       36
 Omega Financial Corp. ......................................     600       19
 PFF Bancorp, Inc. * ........................................   1,200       30
 Royal Bank of Canada .......................................   1,952       62
 Silicon Valley Bancshares * ................................     900       20
 TCF Financial Corp. ........................................   1,300       60
 United Community Financial Corp. ...........................   1,900       17
 Zions Bancorp ..............................................   1,600       94
                                                                        ------
                                                                         2,047
Brokerage & Investment Management - 1.8%
 Affiliated Managers Group, Inc. * ..........................   2,300      141
 Investment Technology Group, Inc. ..........................     600       30
 Jefferies Group, Inc. ......................................   1,900       61
 John Nuveen Co. - Cl. A ....................................   3,700      210
 Raymond James Financial, Inc. ..............................   1,000       31
 Southwest Securities Group, Inc. ...........................   1,160       24
                                                                        ------
                                                                           497
Building Materials - 0.4%
 Interactive Data Corp. .....................................   1,200       11
 The Scotts Co. - Cl A ......................................   2,700      112
                                                                        ------
                                                                           123
Business Services - 1.5%
 Career Education Corp. .....................................     700       42
 Comdisco, Inc. .............................................   2,200        3
 Corporate Executive Board Co. ..............................   1,200       50
 DiamondCluster, Inc. * .....................................     900       12
 Education Management Corp. .................................     700       28
 Express Scripts, Inc. - Cl. A * ............................   2,600      143
 Forrester Research, Inc. * .................................     900       20
 Global Payments, Inc. * ....................................     880       27
 Harris Corp. ...............................................   1,900       52
 TotalSystem Services, Inc. .................................   1,000       28
                                                                        ------
                                                                           405
Chemical - 2.2%
 Albemarle Corp. ............................................   2,300       53
 Arch Chemicals, Inc. .......................................   1,800       39
 Ashland, Inc. ..............................................   2,900      116
 Cabot Corp. ................................................   1,700       61
 ChemFirst, Inc. ............................................   1,300       34
 Crompton Corp. .............................................   1,300       14
 Cytec Industries, Inc. * ...................................   1,200       46
 Engelhard Corp. ............................................   1,800       47
 IMC Global, Inc. ...........................................   1,200       12
 Lubrizol Corp. .............................................   1,600       50
 Sigma-Aldrich Corp. ........................................   3,700      143
 W.R. Grace & Co. ...........................................   2,900        5
                                                                        ------
                                                                           620
Commercial Services - 3.5%
 ADVO, Inc. .................................................   1,400       48
 Apollo Group, Inc. - Cl. A .................................   2,400      102
 Brady Corp. - Cl. A ........................................   1,300       47
 Coinstar, Inc. * ...........................................   2,100       47
 CSG Systems International, Inc. * ..........................     800       45
 F.Y.I., Inc. * .............................................     800       33
 Fair Issac & Co., Inc. .....................................   1,600       99

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                         Market
    Name of Issuer                                           Shares       Value
                                                                         (000's)
COMMON STOCK - Continued

Commercial Services - Continued
 Galileo International, Inc. ................................   1,500   $  49
 Identix, Inc. * ............................................     400       2
 Informix Corp. * ...........................................   3,150      18
 Lamar Advertising Co. * ....................................   1,000      44
 Macrovision Corp. * ........................................   1,000      68
 Paxar Corp. * ..............................................   1,500      22
 Plexus Corp. * .............................................   1,200      40
 Power One, Inc. * ..........................................     700      12
 Rent A Car * ...............................................   1,500      79
 Standard Register Co. ......................................   1,700      31
 Steelcase, Inc. - Cl. A ....................................   3,900      47
 Sybase, Inc. * .............................................   2,100      35
 Sylvan Learning Systems, Inc. * ............................   1,400      34
 TeleTech Holdings, Inc. 8 ..................................   1,700      15
 Wackenhut Corp. - Cl. A ....................................     600      10
 Waste Connections, Inc. ....................................     800      29
                                                                       ------
                                                                          956
Computer Equipment - 0.9%
 CACI International, Inc. - Cl A ............................   1,200      56
 Cerner Corp. * .............................................     800      34
 Extreme Networks, Inc. 8 ...................................     700      21
 Intergraph Corp. ...........................................     800      12
 Mentor Graphics Corp. * ....................................   1,800      31
 Mercury Computer Systems, Inc. .............................   1,200      53
 Predictive Systems, Inc. * .................................   1,900       8
 Quantum Corp. - DLT & Storage * ............................   1,400      14
 Tech Data Corp. * ..........................................     700      23
                                                                       ------
                                                                          252
Computer Software & Services - 7.6%
 Actuate Software Corp. .....................................   1,200      11
 Acxiom Corp. ...............................................   1,400      18
 Advent Software, Inc. ......................................     500      32
 Affiliated Computer Services, Inc. - Cl. A * ...............   3,500     252
 Agile Software Corp. * .....................................     200       3
 Art Technology Group, Inc.* ................................   1,000       6
 Aspen Technologies, Inc. ...................................     300       7
 Autodesk, Inc. .............................................   1,500      56
 Avant! Corp. * .............................................   1,600      21
 Barra, Inc. * ..............................................     850      33
 Black Box Corp. ............................................     500      34
 CacheFlow, Inc. * ..........................................     300       2
 Cadence Design Systems, Inc. * .............................   3,600      67
 Ceridian Corp. * ...........................................   1,400      27
 CheckFree Corp. ............................................     900      32
 Clarent Corp. * ............................................     600       6
 CNet Networks, Inc. ........................................   1,200      16
 Cognizant Technology Solutions Corp. .......................     500      21
 Digex, Inc. * ..............................................     500       7
 Digital Insight Corp.* .....................................     400       9
 E.Piphany, Inc. * ..........................................   1,100      11
 EarthLink, Inc. * ..........................................   1,161      16
 Echelon Corp. * ............................................     200       6
 Factset Research Systems, Inc. .............................     700      25
 GTech Holdings Corp. .......................................   1,900      67
 Informatica Corp. * ........................................     900      16
 Internap Network Services Corp.* ...........................   1,000       3
 Internet Security System, Inc. .............................     400      19
 Intertrust Technologies Corp. * ............................   1,200       1
 Interwoven, Inc. * .........................................   1,100      19
 Intranet Solutions, Inc. * .................................     300      11
 J.D. Edwards & Co.* ........................................   1,200      17
 Jack Henry & Associates, Inc. ..............................   1,200      37
 Kana Communications, Inc. * ................................   2,150       4
 Liberate Technologies, Inc. ................................     900      10
 LookSmart, Ltd. * ..........................................     500       1
 Macromedia, Inc. * .........................................     900      16
 Manugistics Group, Inc. * ..................................     500      13
 MCSi, Inc. * ...............................................   1,400      21
 Micromuse, Inc. * ..........................................   1,900      53
 Multex.com, Inc. * .........................................     300       5
 National Data Corp. ........................................   1,200      39
 NCR Corp. * ................................................   1,900      89
 Netegrity, Inc. * ..........................................     400      12
 NetIQ Corp. * ..............................................     984      31
 Network Associates, Inc. ...................................   1,700      21
 NextCard, Inc. * ...........................................     200       2
 NVIDIA Corp. * .............................................   1,300     121
 Packeteer, Inc. * ..........................................     400       5
 Parametric Technology Corp. * ..............................   2,100      29
 Peoplesoft, Inc. ...........................................   3,000     148
 Peregrine Systems, Inc. * ..................................   2,500      73
 Pixar, Inc. ................................................   1,300      53
 PurchasePro.com, Inc. * ....................................     500       1
 Radiant Systems, Inc.* .....................................   1,100      18
 Rainbow Technologies, Inc. * ...............................   1,500       8
 Red Hat, Inc. * ............................................     800       3
 Renaissance Learning, Inc. .................................     600      30
 Retek, Inc. * ..............................................     745      36
 RSA Security, Inc. * .......................................     750      23
 Safeguard Scientifics, Inc. * ..............................   3,600      19
 SCM Microsystems, Inc. * ...................................     200       2
 Secure Computing Corp. * ...................................     300       5
 SonicWall, Inc. * ..........................................     500      13
 Symantec Corp. * ...........................................   2,100      92
 Synopsys, Inc. * ...........................................   1,200      58
 THQ, Inc. ..................................................   1,000      60
 Trizetto Group, Inc.* ......................................     200       2
 Unigraphics Solutions, Inc. * ..............................   1,400      44
 Verity, Inc. * .............................................     600      12
 VerticalNet, Inc. * ........................................   1,400       4
 Viant Corp. * ..............................................     600       1
 WebMethods, Inc. * .........................................     305       6

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                        Market
    Name of Issuer                                             Shares    Value
                                                                        (000's)
COMMON STOCK - CONTINUED

Computer Software & Services - Continued
 Wind River Systems *  .....................................    1,200   $   21
                                                                        ------
                                                                         2,112
Construction - 1.5%
 Dycom Industries, Inc. * ..................................    1,600       37
 Emcor Group, Inc. * .......................................    2,200       80
 Hughes Supply, Inc. .......................................    1,700       40
 Jacobs Engineering Group, Inc. ............................      800       52
 NVR, Inc. * ...............................................    1,200      178
 Stanley Works .............................................      700       29
 USG Corp. * ...............................................    1,300        5
                                                                        ------
                                                                           421
Consumer Miscellaneous - 1.6%
 Central Garden & Pet Co. *  ...............................    2,700       26
 Concord Camera Corp. *  ...................................      900        5
 GoTo.com, Inc. * ..........................................      500       10
 Herbalife International, Inc. - Cl. A .....................    1,100       11
 Ingram Micro, Inc. - Cl. A *  .............................    2,800       40
 JAKKS Pacific, Inc. .......................................    2,300       43
 Nu Skin Enterprises, Inc. - Cl. A *  ......................    2,800       24
 Russ Berrie & Co., Inc. ...................................      800       23
 Sherwin-Williams Co. ......................................    2,100       47
 Toro Co. ..................................................    4,600      207
                                                                        ------
                                                                           436
Container - 0.2%
 Chesapeake Corp. ..........................................    2,800       69

Cosmetic & Personal Care - 0.2%
 Alberto-Culver Co. - Cl. B ................................    1,600       67

Diversified Operations - 2.3%
 A.O. Smith Corp. ..........................................    1,400       25
 Coherent, Inc. *  .........................................    1,300       47
 GenTek, Inc. ..............................................    2,000       11
 Henry Schein, Inc. *  .....................................    3,000      120
 ITT Industries, Inc. ......................................    2,400      106
 National Service Industries, Inc ..........................    2,300       52
 Nortek, Inc. ..............................................    1,200       38
 Pittston Brink's Group ....................................    1,200       27
 Reynolds & Reynolds Co. - Cl A ............................    1,600       35
 Roper Industries, Inc. ....................................      700       29
 SCP Pool Corp. * ..........................................    1,700       59
 SPS Technologies, Inc. ....................................      600       28
 Viad Corp. ................................................    1,000       26
 W.W. Grainger, Inc. .......................................      600       25
                                                                        ------
                                                                           628
Electric Power - 3.6%
 Avista Corp. ..............................................    2,100       42
 CMS Energy Corp. ..........................................    2,100       58
 El Paso Electric Co. ......................................    2,500       40
 Energy East Corp. .........................................    5,100      107
 NiSource, Inc. ............................................    1,900       52
 PPL Corp. .................................................    3,500      193
 Public Service Co. of New Mexico ..........................    2,800       90
 Puget Energy, Inc. ........................................    3,400       89
 RGS Energy Group, Inc. ....................................    2,700      101
 UtiliCorp United, Inc. ....................................    7,200      220
                                                                        ------
                                                                           992
Electrical Equipment - 0.8%
 Anixter International, Inc. ...............................    2,100       64
 Mettler-Toledo International, Inc. * ......................      600       26
 Pentair, Inc. .............................................      700       24
 The Genlyte Corp. * .......................................    2,200       68
 Universal Electronics, Inc. ...............................    1,300       23
 Zygo Corp.* ...............................................    1,200       27
                                                                        ------
                                                                           232
Electronic Components - 0.1%
 Centiillium Communications, Inc ...........................      900       22

Electronic Products & Services - 5.3%
 Aeroflex, Inc. * ..........................................      800        8
 Alliance Semiconductor Corp. * ............................      800       10
 Alliant Energy Corp. ......................................    1,800       52
 Amphenol Corp. - Cl. A * ..................................    1,900       76
 Anaren Micro Circuits, Inc. * .............................      400        8
 Audiovox Corp. - Cl. A * ..................................    1,200       13
 Avnet, Inc. ...............................................    3,144       70
 Ball Corp. ................................................    1,800       86
 BEI Technologies, Inc. ....................................      900       24
 Benchmark Electronics, Inc. * .............................      600       15
 Cabot Microelectronics Corp. ..............................      664       41
 Checkpoint Systems, Inc. *  ...............................      600       11
 Cirrus Logic, Inc. *  .....................................    1,000       23
 CyberOptics Corp. * .......................................      900       11
 Cytyc Corp. * .............................................    3,100       71
 Elantec Semiconductor, Inc. * .............................      400       14
 Electro Scientific Industries, Inc. * .....................      900       34
 Emulex Corp. *  ...........................................      900       36
 Entrust Technologies, Inc. * ..............................      600        4
 Exar, Corp. * .............................................      800       16
 FEI Co.* ..................................................      900       37
 General Semiconductor, Inc. ...............................      300        3
 Generale Cable Corp. ......................................    3,700       69
 II-VI, Inc. * .............................................    1,000       18
 Keithley Instruments, Inc. ................................    1,400       30
 Lam Research Corp. *  .....................................    2,000       59
 Lattice Semiconductor Corp. * .............................    1,200       29
 Microsemi Corp. ...........................................      600       43
 Molecular Devices, Corp.* .................................      300        6
 Moog, Inc. - Cl. A *  .....................................    1,000       39
 MRV Communications, Inc. * ................................    1,500       14
 Newport Corp. .............................................      900       24
 Park Electrochemical Corp. ................................      800       21
 PerkinElmer, Inc. .........................................    3,600       99
 Pioneer Standard Electronics, Inc .........................    2,200       28
 QLogic Corp. *  ...........................................    1,300       84

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                        Market
    Name of Issuer                                              Shares   Value
                                                                        (000's)
COMMON STOCK - CONTINUED

Electronic Products & Services - Continued
 Rogers Corp. ..............................................      600   $   16
 Rudolph Technologies, Inc. ................................      500       24
 Sensormatic Electronics Corp. * ...........................    1,200       20
 Standard Microsystems Corp. ...............................    2,400       43
 Tektronix, Inc. ...........................................    3,200       87
 TranSwitch Corp. *  .......................................      800        9
 Trimble Navigation, Ltd. * ................................      300        6
 Vicor Corp. * .............................................      800       13
 Woodhead Industries, Inc. .................................    1,300       22
                                                                        ------
                                                                         1,466
Energy - Alternative Source - 0.8%
 Covanta Energy Corp. ......................................    2,400       45
 Massey Energy Co. .........................................    4,200       83
 Woodward Governor Co. .....................................    1,200      101
                                                                        ------
                                                                           229
Engineering & Construction - 0.1%
 York International Corp. ..................................    1,000       35

Financial Services - 2.0%
 Advanta Corp. - Cl. A .....................................    1,600       26
 Ameritrade Holding Corp. *  ...............................    1,300       10
 BlackRock, Inc.* ..........................................    2,300       79
 Eaton Vance Corp. * .......................................    1,700       59
 First Tennessee National Corp. ............................    1,800       63
 Heller Financial, Inc. ....................................    2,700      108
 Pacific Century Financial Corp ............................    1,300       34
 S1 Corp. *  ...............................................    1,000       14
 SEI Investments Co. .......................................    2,600      123
 UIL Holding Corp. .........................................      500       24
                                                                        ------
                                                                           540
Food, Beverage & Tobacco - 3.1%
 Brown-Forman Corp. - Cl. B ................................    1,400       90
 Constellation Brands, Inc. - Cl. A *  .....................    1,500       61
 Corn Products International, Inc ..........................    1,300       42
 Fleming Cos., Inc. ........................................    1,800       64
 IBP, Inc. .................................................    1,300       33
 J.M. Smucker Co. ..........................................    1,400       36
 McCormick & Co., Inc. .....................................    1,400       59
 Pepsi Bottling Group, Inc. ................................    2,200       88
 Pilgrims Pride Corp. - Cl. B ..............................    1,300       16
 R.J. Reynolds Tobacco Holdings, Inc. * ....................    2,300      126
 Smithfield Foods, Inc. *  .................................    4,000      161
 Suiza Foods Corp. * .......................................    1,000       53
 SuperValu, Inc. ...........................................    1,700       30
                                                                        ------
                                                                           859
Foreign Governmental - 0.1%
 Interface, Inc. ...........................................    2,200       17

Health Care Products - 7.3%
 Abgenix, Inc. * ...........................................    1,000       45
 Andrx Corp.*  .............................................      700       54
 Applera Corporation - Celera Genomics Group ...............      900       36
 Bacou USA, Inc. ...........................................    1,200       34
 Barr Laboratories, Inc. * .................................      500       35
 Beckman Coulter, Inc. .....................................    2,100       86
 Bergen Brunswig Corp. - Cl. A .............................    5,300      102
 Bio-Rad Laboratories, Inc. - Cl. A ........................    1,000       50
 C.R. Bard, Inc. ...........................................    1,500       85
 Cell Genesys, Inc. *  .....................................    2,500       51
 Cephalon, Inc. *  .........................................      500       35
 Conmed Corp. ..............................................    1,200       31
 COR Therapeutics, Inc. *  .................................      900       27
 CuraGen Corp. * ...........................................      500       18
 Datascope Corp. * .........................................    1,000       46
 Dentsply International, Inc. ..............................    1,600       71
 Diagnostic Products Corp. .................................    1,200       40
 Haemonetics Corp.8 ........................................      700       21
 Hillenbrand Industries, Inc. ..............................    1,200       69
 Immunogen, Inc. ...........................................      600       12
 Invitrogen Corp. *  .......................................      900       65
 King Pharmaceuticals, Inc. *  .............................    1,850       99
 Maxim Pharmaceuticals, Inc. * .............................      700        4
 Maxygen, Inc. * ...........................................      500       10
 Medicis Pharmaceutical Corp. - Cl. A ......................      500       27
 Millipore Corp. ...........................................      500       31
 Myriad Genetics, Inc. * ...................................      500       32
 Owens and Minor, Inc. .....................................    2,700       51
 Patterson Dental Co. *  ...................................    1,400       42
 Perrigo Co. ...............................................   10,100      169
 Pharmaceutical Product Development, Inc. * ................    1,500       46
 Pharmacopeia, Inc. *  .....................................      800       19
 PolyMedica Corp. *  .......................................    1,000       40
 Priority Healthcare Corp. - Cl. B *  ......................      900       25
 Protein Design Labs, Inc. * ...............................      400       35
 ResMed, Inc. ..............................................    1,500       76
 Respironics, Inc. * .......................................    1,400       42
 Sicor, Inc. ...............................................    1,800       42
 Steris Corp. ..............................................    2,000       40
 Varian Medical Systems, Inc. * ............................    1,200       86
 Varian, Inc. *  ...........................................    1,000       32
 Vertex Pharmaceuticals, Inc. * ............................      600       30
 Vical, Inc. *  ............................................    1,300       18
                                                                        ------
                                                                         2,009
Health Care Services - 3.9%
 Albany Molecular Research, Inc ............................      800       30
 AmeriSource Health Corp. - Cl A *  ........................    2,300      127
 Apria Healthcare Group, Inc. * ............................    1,400       40
 Beverly Enterprises, Inc. * ...............................    1,700       18
 Biosite Diagnostics, Inc. .................................      900       40
 Caremark Rx, Inc. * .......................................    4,500       74
 Coventry Health Care, Inc. *  .............................    1,900       38
 Fisher Scientific International, Inc. .....................    1,200       35

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                        Market
    Name of Issuer                                             Shares    Value
                                                                        (000's)
COMMON STOCK - CONTINUED

Health Care Services - Continued
 Health Management Associates, Inc. - Cl. A ................    1,700   $   36
 Healthnet, Inc. ...........................................    1,800       31
 Healthsouth Corp.* ........................................    4,600       74
 Humana, Inc. * ............................................    3,100       31
 Idec Pharmaceuticals Corp. ................................    2,000      135
 Oxford Health Plans, Inc. * ...............................    2,000       57
 PacifiCare Health Systems, Inc. * .........................    2,300       38
 St. Jude Medical, Inc. ....................................    2,100      126
 Syncor International Corp. * ..............................    1,600       50
 Trigon Healthcare, Inc. ...................................      500       33
 Universal Health Services, Inc. - Cl. B * .................      600       27
 WebMD Corp. * .............................................    4,000       28
                                                                        ------
                                                                         1,068
Household Appliances & Furnishings - 0.9%
 CompX International, Inc.* ................................    1,000       12
 Energizer Holdings , Inc. .................................    1,800       41
 Furniture Brands International, Inc.* .....................    1,200       34
 Lennox International, Inc. ................................    2,100       23
 Mohawk Industries, Inc. * .................................    1,400       49
 Rent-Way, Inc. * ..........................................    1,100       12
 Springs Industries, Inc. - Cl A ...........................    1,900       84
                                                                        ------
                                                                           255
Housing - 0.5%
 American Standard Cos., Inc. ..............................      500       30
 D.R. Horton, Inc. .........................................    1,561       35
 Pulte Corp. ...............................................    1,500       64
                                                                        ------
                                                                           129
Insurance - 3.0%
 American National Insurance Co. ...........................      400       30
 Conseco, Inc. .............................................    2,400       33
 Fidelity National Financial, Inc. .........................    1,410       35
 LandAmerica Financial Group, Inc. .........................    1,400       44
 Liberty Financial Companies, Inc. * .......................    1,700       55
 National Western Life Insurance Co. .......................      500       60
 Nationwide Financial Services - Cl. A .....................    4,900      214
 Old Republic International Corp. ..........................    2,900       84
 Protective Life Corp. .....................................    1,300       45
 Safeco Corp. ..............................................    2,200       65
 Stancorp Financial Group, Inc. ............................    1,300       61
 The Midland Co. ...........................................      900       40
 The MONY Group, Inc. ......................................    1,300       52
                                                                        ------
                                                                           818
Leisure & Recreation - 3.0%
 Arctic Cat, Inc. ..........................................    1,900       27
 Argosy Gaming Co. .........................................    2,200       61
 Aztar Corp. ...............................................    1,900       23
 Bally Total Fitness Holding Corp. * .......................      800       24
 Blockbuster, Inc. - Cl. A .................................    2,300       42
 Brunswick Corp. ...........................................    1,000       24
 Callaway Golf Co. .........................................    4,500       71
 Dover Downs Entertainment .................................    1,300       20
 Hotel Reservations Network, Inc. - Cl. A ..................      100        5
 International Game Technology .............................    4,000      251
 Lodgenet Entertainment Corp. ..............................    1,300       23
 MeriStar Hospitality Corp. ................................    3,700       88
 Sabre Group Holdings, Inc. * ..............................    1,900       95
 Ticketmaster Online-CitySearch, Inc. - Cl. B * ............      400        6
 Trendwest Resorts, Inc. * .................................      900       21
 WMS Industries, Inc. ......................................    1,000       32
 World Wrestling Federation Entertainment, Inc. ............    1,300       18
                                                                        ------
                                                                           831
Machinery - 2.7%
 AGCO Corp. ................................................    3,500       32
 Applied Industrial Technologies, Inc. .....................    1,800       34
 FMC Corp. * ...............................................    1,200       82
 Franklin Electric Co., Inc. ...............................      700       53
 Imation Corp. * ...........................................    1,000       25
 JLG Industries, Inc. ......................................    2,400       30
 Kennametal, Inc. ..........................................    1,700       63
 NACCO Industries, Inc. - Cl. A ............................      900       70
 SPX Corp. .................................................    1,200      150
 Stewart & Stevenson Services, Inc. ........................      900       30
 Tecumseh Products Co. - Cl. A .............................    1,200       60
 Thermo Electron Corp. * ...................................    5,600      123
                                                                        ------
                                                                           752
Media - Publishing - 0.5%
 McClatchy Newspapers, Inc. - Cl. A ........................    1,700       66
 Pulitzer, Inc. ............................................    1,300       69
                                                                        ------
                                                                           135
Media - TV & Radio - 1.8%
 Belo Corp. ................................................    2,700       51
 BHC Communications, Inc. - Cl A * .........................      300       42
 Charter Communications, Inc. - Cl. A * ....................    2,200       51
 Chris-Craft Industries , Inc. .............................      300       22
 Entercom Communications Corp.* ............................      900       48
 Getty Images, Inc. ........................................    1,600       42
 Grey Global Group, Inc. ...................................       60       40
 Hearst-Argyle Television, Inc. * ..........................    1,300       26
 Insight Communications Co., Inc. * ........................    1,600       40
 Primedia, Inc. ............................................    1,902       13
 Radio One, Inc. * .........................................    2,400       55
 Westwood One, Inc. * ......................................    2,100       77
                                                                        ------
                                                                           507
Metal Production & Fabrication - 0.4%
 Cleveland Cliffs, Inc. ....................................    1,900       35
 Commercial Metals Co. .....................................    1,400       45
 Timken Co. ................................................    2,100       36
                                                                        ------
                                                                           116

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                         Market
    Name of Issuer                                           Shares       Value
                                                                         (000's)
COMMON STOCK - CONTINUED

Metals & Mining - 0.3%
 Penn Engineering & Manufacturing Corp. ....................    1,600       28
 Precision Castparts Corp. .................................      500       18
 Wolverine Tube, Inc. * ....................................    2,700       45
                                                                        ------
                                                                            91
Natural Gas Distribution - 1.5%
 Nicor, Inc. ...............................................    1,700       66
 Peoples Energy Corp. ......................................    3,500      141
 Southwest Gas Corp. .......................................    3,800       90
 UGI Corp. .................................................    4,300      116
                                                                        ------
                                                                           413
Oil - 0.3%
 ONEOK, Inc. ...............................................    4,600       91

Oil & Natural Gas Exploration & Production - 3.4%
 Equitable Resources, Inc. .................................    2,900       97
 Helmerich & Payne, Inc. ...................................    2,500       77
 Kinder Morgan, Inc. .......................................    1,500       75
 Murphy Oil Corp. ..........................................    1,400      103
 Patina Oil & Gas Corp. ....................................      800       21
 Patterson Uti Energy * ....................................    5,800      104
 Pride International, Inc. * ...............................    1,500       28
 Rowan Cos., Inc. * ........................................    1,200       27
 Sempra Energy .............................................    5,000      137
 Sunoco, Inc. ..............................................    4,000      146
 Tom Brown, Inc. ...........................................    1,300       31
 Ultramar Diamond Shamrock Corp ............................    1,000       47
 Valero Energy Corp. .......................................      700       26
 Vintage Petroleum, Inc. ...................................    1,700       32
                                                                        ------
                                                                           951
Oil - Equipment & Service - 0.7%
 Cooper Cameron Corp. ......................................      400       22
 Marine Drilling Companies, Inc. * .........................    1,500       29
 Smith International, Inc. .................................    1,900      114
 Tidewater, Inc. ...........................................      800       30
                                                                        ------
                                                                           195
Paper & Forest Products - 1.5%
 Boise Cascade Corp. .......................................    2,500       88
 Louisiana-Pacific Corp. ...................................    3,700       43
 Pope & Talbot, Inc. .......................................    2,100       27
 Rayonier, Inc. ............................................    1,700       79
 United Stationers, Inc. * .................................    1,900       60
 Westvaco Corp. ............................................    4,400      107
                                                                        ------
                                                                           404
Personal & Commercial Lending - 0.9%
 Countrywide Credit Industries, Inc. .......................    5,300      243

Pollution Control - 0.8%
 Allied Waste Industries, Inc. .............................    6,900      129
 Republic Services, Inc. - Cl A ............................    5,200      103
                                                                        ------
                                                                           232

Precious Metals/Gems/Stones - 0.3%
 Freeport-McMoRan Copper & Gold, Inc. - Cl. B ..............    4,500       50
 Homestake Mining Co. ......................................    3,800       29
                                                                        ------
                                                                            79
Real Estate Development - 1.1%
 KB Home ...................................................    1,300       39
 Lennar Corp. ..............................................    3,800      159
 Standard Pacific Corp. ....................................    1,400       32
 The St. Joe Co. ...........................................    2,800       75
                                                                        ------
                                                                           305
Real Estate Investment Trust - 5.1%
 AMLI Residential Properties Trust .........................    2,100       52
 Arden Realty Group, Inc. ..................................    2,300       61
 Avalonbay Communities, Inc. ...............................    2,400      112
 Boston Properties, Inc. ...................................    1,700       70
 Camden Property Trust .....................................      600       22
 CarrAmerica Realty Corp. ..................................    2,800       85
 Centerpoint Properties Corp. ..............................    1,900       95
 Chelsea Property Group, Inc. ..............................      800       38
 Duke Realty Investments, Inc. .............................    3,200       80
 FelCor Lodging Trust, Inc. ................................    3,900       91
 First Industrial LP * .....................................    1,400       45
 General Growth Properties .................................    1,700       67
 Glenborough Realty Trust, Inc. ............................    2,800       54
 Healthcare Realty Trust, Inc. .............................    2,400       63
 Highwoods Properties, Inc. ................................    3,800      101
 International Rectifier Corp. * ...........................      600       21
 Liberty Property Trust ....................................    2,400       71
 Mack-Cali Realty Corp. ....................................    2,100       60
 Public Storage, Inc. ......................................    2,100       62
 Spieker Properties, Inc. ..................................    1,400       84
 Vornado Realty Trust ......................................    1,800       70
                                                                        ------
                                                                         1,404
Real Estate Operations - 0.3%
 HomeStore.com, Inc. * .....................................      900       32
 M.D.C. Holdings, Inc. .....................................      870       31
 Security Capital Group, Inc. - Cl. B * ....................    1,000       21
                                                                        ------
                                                                            84
Retail - Department Stores - 2.4%
 BJ's Wholesale Club, Inc. .................................    1,200       64
 Cato Corp. - Cl. A ........................................    1,300       25
 Dillard's, Inc. - Cl. A ...................................    3,900       59
 Dollar Thrifty Automotive Group, Inc.* ....................    2,500       60
 Family Dollar Stores, Inc. ................................    1,200       31
 Freds , Inc. ..............................................    1,250       32
 Genesco, Inc.* ............................................    1,300       44
 Handleman Co. .............................................    2,200       37
 MSC Industrial Direct Co., Inc. - Cl. A ...................    1,400       24
 Payless ShoeSource, Inc. * ................................      400       26
 Pier 1 Imports, Inc. ......................................    2,600       30

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                         Market
    Name of Issuer                                           Shares       Value
                                                                         (000's)
COMMON STOCK - CONTINUED

Retail - Department Stores - Continued
 Rare Hospitality International, Inc.* .....................    1,450    $  33
 Shopko Stores, Inc. .......................................    1,100        8
 Spiegel, Inc. - Cl. A .....................................    1,600       15
 Talbots, Inc. .............................................      700       31
 Toys "R" Us, Inc. * .......................................    2,400       59
 Value City Department Stores, Inc * .......................    4,500       52
 Venator Group, Inc. .......................................    2,400       37
                                                                        ------
                                                                           667
Retail - Food - 0.7%
 Brinker International, Inc. * .............................    1,550       40
 Darden Restaurants, Inc. ..................................    1,500       42
 Krispy Kreme Doughnuts, Inc. ..............................      800       32
 Landry's Seafood Restaurants, Inc. * ......................    1,000       17
 Lone Star Steakhouse & Saloon .............................    3,900       50
 The Great Atlantic & Pacific Tea Co., Inc. ................    1,200       18
                                                                        ------
                                                                           199
Shoe & Apparel Manufacturing - 1.0%
 Columbia Sportswear Co. * .................................      900       46
 Jones Apparel Group, Inc. * ...............................      900       39
 Liz Claiborne, Inc. .......................................    1,600       81
 Oakley, Inc. * ............................................    2,000       37
 Reebok International, Ltd. ................................    1,300       41
 Timberland Co. - Cl. A * ..................................      700       28
                                                                        ------
                                                                           272
Steel - 0.6%
 AK Steel Corp. ............................................    2,800       35
 Carpenter Technology Corp. ................................      800       23
 Remec, Inc. * .............................................      850       11
 Ryerson Tull, Inc. ........................................    6,700       90
                                                                        ------
                                                                           159
Telecommunication Equipment - 1.1%
 Andrew Corp. * ............................................    1,500       28
 Cable Design Technologies Corp ............................    1,650       27
 Covad Communications Group, Inc. * ........................    1,600        2
 DMC Stratex Networks, Inc. - Notes * ......................    2,000       20
 Glenayre Technologies, Inc. * .............................    1,700        2
 Harmonic, Inc. * ..........................................      517        5
 L-3 Communications Holdings, Corp. * ......................    1,800      137
 NMS Communications Corp. ..................................      700        5
 Polycom, Inc. * ...........................................    1,000       23
 Somera Communications, Inc. * .............................    2,400       17
 Spectrasite Holdings, Inc. ................................    1,900       14
 Tekelec, Inc. .............................................      600       16
 TriQuint Semiconductor, Inc. * ............................      700       16
                                                                        ------
                                                                           312
Telecommunication Services - 1.1%
 Allen Telecom, Inc. .......................................    1,100       17
 Centennial Cellular Corp. - A Shares * ....................    1,500       20
 Citizens Communications Co. ...............................    4,400       53
 Focal Communications Corp. *  .............................      800        2
 Greif Bros. Corp. - Cl. A * ...............................    1,000       30
 IDT Corp. * ...............................................      400        5
 IDT Corp. Cl. B ...........................................      400        4
 Illuminet Holdings, Inc. *  ...............................    1,400       44
 Inet Technologies, Inc. * .................................      200        2
 Leap Wireless International, Inc. * .......................      500       15
 Metricom, Inc. *  .........................................      400        1
 Pac-West Telecomm, Inc.* ..................................    1,300        3
 RCN Corp. * ...............................................      400        2
 TeleCorp PCS, Inc. *  .....................................      900       17
 Travelocity.com * .........................................      300        9
 Triton PCS, Inc. - Cl. A ..................................      800       33
 WEST Corp. ................................................    1,600       35
 Winstar Communications, Inc. * ............................    1,900
                                                                        ------
                                                                           292
Telephone - 0.3%
 CenturyTel, Inc. ..........................................    3,000       91
 Talk America Holdings, Inc. ...............................      800        1
                                                                        ------
                                                                            92
Transportation Services - 1.5%
 America West Holdings Corp. - Cl. B *  ....................    1,300       13
 Arkansas Best Corp. .......................................    1,400       32
 CNF Transportation, Inc. ..................................    1,200       34
 Expeditors International of Washington, Inc. ..............    1,200       72
 Frontier Airlines, Inc. * .................................    2,400       30
 Landstar Systems, Inc. ....................................      300       20
 Roadway Express, Inc. .....................................    1,800       43
 UAL Corp. .................................................    2,200       77
 USFreightways Corp. .......................................    1,000       30
 Wabtec Corp. ..............................................    2,200       33
 Yellow Corp. *  ...........................................    1,700       32
                                                                        ------
                                                                           416
                                                                        ------
                                         TOTAL COMMON STOCK-     97.8%  27,091
                                                                        ------

RIGHTS

Bank - 0.0%
 Bank United Corp.
 expires 02/12/01 ..........................................      900        0
                                               TOTAL RIGHTS-      0.0%       0
                                                                        ------

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
SMALL/MID CAP CORE FUND

                                                                         Market
    Name of Issuer                                           Shares       Value
                                                                         (000's)
SHORT-TERM INVESTMENTS - 1.1%

 Investment in joint repurchase agreement
  with Goldman Sachs & Co., 4.11% due
  07/02/01. (Secured by various U.S.
  Treasury obligations and U.S.
  Government Agency Bonds)                                $   300       $   300
                                                          --------      --------
                                 TOTAL INVESTMENTS-          98.9%       27,391

                   Other Assets & Liabilities, Net-           1.1%          298
                                                          --------      --------
                                        NET ASSETS-         100.0%      $27,689
                                                          ========      ========
* Non-income producing security.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND


                                                                        Market
                      Name of Issuer                           Shares    Value
                                                                        (000's)
COMMON STOCK

Apparel - 0.6%
 Unifi, Inc. ...............................................   43,700  $   371

Auto & Truck Parts - 1.3%
 Modine Manufacturing Co. ..................................   12,500      345
 TBC Corp* .................................................   43,800      419
                                                                       -------
                                                                           764
Bank - 5.4%
 Community First Bankshares,
  Inc ......................................................   37,500      862
 First Republic Bank * .....................................   30,900      757
 Silicon Valley Bancshares* ................................   26,300      579
 Texas Regional Bancshares, Inc ............................   24,100      971
                                                                       -------
                                                                         3,169
Business Services - 3.5%
 Electro Rent Corp. * ......................................   68,800    1,122
 G&K Services, Inc. - Cl. A ................................   18,800      506
 McGrath Rentcorp ..........................................   18,000      434
                                                                       -------
                                                                         2,062
Chemical - 1.9%
 Airgas, Inc. * ............................................   46,900      558
 Arch Chemicals, Inc. ......................................   25,000      546
                                                                       -------
                                                                         1,104
Computer Software & Services - 2.3%
 Analysts International Corp. ..............................   18,700       84
 Packeteer, Inc. * .........................................   28,100      352
 Progress Software Corp.* ..................................   34,400      557
 SPSS, Inc. * ..............................................   21,900      346
                                                                       -------
                                                                         1,339
Construction - 3.9%
 Florida Rock Industries, Inc. .............................    8,800      413
 Insituform Technologies, Inc. - Cl. A * ...................   50,000    1,825
 U.S. Aggregates, Inc. * ...................................   37,500       50
                                                                       -------
                                                                         2,288
Consumer Miscellaneous - 0.8%
 CSS Industires, Inc. * ....................................   18,700      482

Container - 2.1%
 Ivex Packaging Corp. * ....................................   40,600      771
 Liqui-Box Corp. ...........................................   11,200      437
                                                                       -------
                                                                         1,208
Diversified Operations - 8.3%
 Ameron International Corp. ................................    4,400      294
 AptarGroup, Inc. ..........................................   22,500      730
 Culp, Inc. ................................................   21,900       98
 Dal Tile International , Inc. .............................   25,100      465
 Dan River Inc. * ..........................................   62,500      169
 Deltic Timber Corp. .......................................   13,300      383
 Landauer, Inc .............................................   12,500      375
 Layne Christensen Co. * ...................................   18,800      160
 Mathews International Corp.* ..............................   25,000    1,099
 Myers Industries, Inc. ....................................   22,700      343
 Packaged Ice, Inc. *  .....................................   53,100      114
 SCP Pool Corp. *  .........................................   18,700      644
                                                                       -------
                                                                         4,874
Electric Power - 0.3%
 West Hampshire Energy Services, Inc. ......................   10,500      199

Electronic Products & Services - 4.6%
 Analogic Corp. ............................................   17,500      797
 Brooks Automation, Inc. * .................................   15,600      719
 Littelfuse, Inc. *  .......................................   21,900      587
 Methode Electronics, Inc. - Cl. A .........................   21,900      188
 Stratos Lightwave, Inc. ...................................   31,229      406
                                                                       -------
                                                                         2,697
Energy - Alternative Source - 1.7%
 Woodward Governor Co. .....................................   11,800      995

Financial Services - 5.2%
 Allied Capital Corp. ......................................   37,500      868
 American Capital Strategies, Ltd ..........................   21,900      614
 First Financial Fund Inc. * ...............................   47,000      619
 Triad Guaranty, Inc. *  ...................................   22,900      916
                                                                       -------
                                                                         3,017
Food, Beverage & Tobacco - 0.9%
 American Italian Pasta Co. *  .............................    8,000      371
 International Multifoods Corp. ............................    6,200      129
                                                                       -------
                                                                           500
Health Care Products - 3.7%
 Bone Care International, Inc.*  ...........................   37,500      994
 Owens and Minor, Inc. .....................................   43,700      830
 Sola International, Inc.* .................................   25,000      353
                                                                       -------
                                                                         2,177
Household Appliances / Furnishings - 1.8%
 Aaron Rents, Inc. .........................................   31,300      532
 Stanley Furniture Co., Inc. ...............................   20,000      538
                                                                       -------
                                                                         1,070
Housing - 0.9%
 Skyline Corp. .............................................   18,700      509

Insurance - 5.1%
 Brown & Brown .............................................   50,000    2,100
 Markel Corp. *  ...........................................    3,100      609
 Presidential Life Corp. ...................................   12,500      280
                                                                       -------
                                                                         2,989
Insurance - Property & Casualty - 0.7%
 Proassurance Corp. ........................................   25,000      431

Machinery - 3.1%
 Franklin Electric Co., Inc. ...............................    7,500      569
 IDEX Corp. ................................................   15,600      530

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND


                                                                         Market
                    Name of Issuer                             Shares    Value
                                                                        (000's)
COMMON STOCK - CONTINUED

Machinery - Continued
 Thomas Industries, Inc. ...................................   25,000  $   738
                                                                       -------
                                                                         1,837
Media - TV & Radio - 1.4%
 Saga Communications, Inc. - Cl. A* ........................   29,200      693
 Sinclair Broadcast Group, Inc. ............................   14,400      149
                                                                       -------
                                                                           842
Natural Gas Distribution - 0.7%
 Vectren Corp. .............................................   20,000      414

Oil - 1.9%
 Newpark Resources, Inc. * .................................   37,500      416
 Tetra Technologies, Inc. * ................................   28,100      687
                                                                       -------
                                                                         1,103
Oil - Equipment & Service - 1.8%
 Carbo Ceramics, Inc. ......................................   15,000      556
 Lone Star Technologies, Inc.* .............................   14,100      510
                                                                       -------
                                                                         1,066
Oil & Natural Gas Exploration & Production - 6.6%
 Atwood Oceanics, Inc. * ...................................    9,400      330
 Chieftan International, Inc. * ............................   28,100      808
 Forest Oil Corp. * ........................................   20,600      577
 HS Resources, Inc. * ......................................    4,900      318
 Penn Virginia Corp. .......................................   18,800      618
 XTO Energy, Inc. ..........................................   84,400    1,211
                                                                       -------
                                                                         3,862
Paper & Forest Products - 1.0%
 Wausau-Mosinee Paper Corp. ................................   43,800      565

Real Estate Investment Trust - 6.4%
 Apartment Investment & Management Co. .....................    6,200      299
 Glenborough Realty Trust, Inc. ............................   37,500      724
 Innkeepers USA Trust ......................................   37,500      449
 JP Realty, Inc. ...........................................   25,000      612
 Kilroy Realty Corp. .......................................   15,600      454
 LaSalle Hotel Properties ..................................   31,200      556
 Sun Communities, Inc. .....................................   18,700      661
                                                                       -------
                                                                         3,755
Real Estate Operations - 0.4%
 The IT Group, Inc. * ......................................   36,000      229

Retail - Department Stores - 7.5%
 Casey's General Stores, Inc. ..............................   37,500      488
 Freds , Inc. ..............................................   35,150      905
 Hancock Fabrics, Inc. .....................................   25,000      224
 Haverty Furniture Co., Inc. ...............................   50,000      748
 Rare Hospitality
  International, Inc. * ....................................   37,500      847
 Ruby Tuesday, Inc. ........................................   68,800    1,176
                                                                       -------
                                                                         4,388
Shoe & Apparel Manufacturing - 1.1%
 Stein Mart, Inc.* .........................................   62,500      646

Steel - 1.0%
 Gibraltar Steel Corp. .....................................   28,100      551

Telecommunication Equipment - 0.5%
 UTI Worlwide, Inc. ........................................   17,000      271

Telephone - 2.5%
 Black Hills Corp. .........................................   11,200      450
 Cleco Corp. ...............................................   28,700      653
 Otter Tail Power Co. ......................................   12,600      350
                                                                       -------
                                                                         1,453
Transportation Services - 2.2%
 Hub Group Inc. * ..........................................   13,200      172
 Landstar Systems, Inc. ....................................   11,300      769
 Midwest Express Holdings, Inc.* ...........................   20,600      357
                                                                       -------
                                                                         1,298
                                                                       -------
            TOTAL COMMON STOCK- ............................     93.1%  54,525
                                                                       -------
                                                                Par
                                                               Value
                                                              (000's)
SHORT-TERM INVESTMENTS

Investments in joint trading account - 5.0%

 Investments in joint trading account
 3.97% due 07/02/01                                           $ 2,911    2,911

U.S. Treasury Bills - 1.8%
 U.S. Treasury Bills 3.49% due 12/06/01 # ..................    1,100    1,083
                                                              -------  -------
                               TOTAL SHORT-TERM INVESTMENTS-      6.8%   3,994
                                                              -------  -------
                                          TOTAL INVESTMENTS-     99.9%  58,519
                            Other Assets & Liabilities, Net-      0.1%      54
                                                              -------  -------
                                                 NET ASSETS-    100.0% $58,573
                                                              =======  =======

* Non-income producing security.
# All or a portion of the principle amount of this security was pledged to cover initial margin requirements for open future contracts.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
REAL ESTATE EQUITY FUND

                                                                         Market
                   Name of Issuer                              Shares     Value
                                                                         (000's)
COMMON STOCK

Leisure & Recreation - 4.7%
 Hilton Hotels Corp. ......................................    10,900  $    126
 MeriStar Hospitality Corp. ...............................    93,050     2,210
 Starwood Hotels & Resorts Worldwide Inc. .................   141,600     5,279
                                                                       --------
                                                                          7,615
Real Estate - 0.7%
 Weingarten Realty Investors ..............................    24,800     1,087
 Real Estate Development - 1.7%
 Catellus Development Corp.* ..............................    96,700     1,687
 The Macerich Co. .........................................    44,300     1,099
                                                                       --------
                                                                          2,786
Real Estate Investment Trust - 88.6%
 Alexandria Real Estate ...................................    19,700       784
 AMB Property Corp. .......................................   119,400     3,076
 AMLI Residential Properties Trust ........................    50,700     1,247
 Apartment Investment & Management Co. ....................    51,500     2,482
 Archstone Communities Trust ..............................   219,800     5,667
 Arden Realty Group, Inc. .................................   137,200     3,663
 Avalonbay Communities, Inc. ..............................   184,045     8,604
 Boston Properties, Inc. ..................................   151,100     6,180
 BRE Properties, Inc. .....................................    51,200     1,551
 Brookfield Properties Corp. ..............................   176,300     3,369
 Cabot Industrial Trust ..................................     29,300       615
 Camden Property Trust ....................................    62,000     2,275
 CarrAmerica Realty Corp. .................................   158,300     4,828
 CBL & Associates Properties, Inc. ........................    59,200     1,817
 Centerpoint Properties Corp. .............................    19,450       976
 Charles E. Smith Residential Realty, Inc. ................    95,600     4,794
 Chateau Communities, Inc. ................................    75,900     2,383
 Cousins Properties, Inc. .................................    77,250     2,074
 Duke Realty Investments, Inc. ............................    97,739     2,429
 Equity Office Properties Trust ...........................   369,693    11,693
 Equity Residential Properties Trust ......................   147,300     8,330
 Essex Property Trust, Inc. ...............................    65,500     3,246
 Federal Realty Investment Trust ..........................   142,800     2,962
 FelCor Lodging Trust, Inc. ...............................    88,500     2,071
 First Industrial LP * ....................................    33,800     1,086
 Frontline Capital Group ..................................   118,800       178
 General Growth Properties ................................    40,700     1,602
 Host Marriott Corp. ......................................   312,500     3,913
 Kimco Realty Corp. .......................................    50,000     2,368
 Koger Equity, Inc. * .....................................    10,400       172
 Liberty Property Trust ...................................    81,200     2,404
 Mack-Cali Realty Corp. ...................................    23,600       672
 Manufactured Home Communities, Inc. ......................    65,100     1,829
 Pacific Gulf Properties, Inc. ............................    22,300       109
 Post Properties, Inc. ....................................     9,700       367
 Prentiss Properties Trust ................................    65,850     1,732
 Prologis Trust ...........................................   156,659     3,559
 PS Business Parks, Inc. ..................................    18,500       518
 Public Storage, Inc. .....................................   204,000     6,049
 Reckson Associates Realty Corp. ..........................     7,700       177
 Regency Centers Corp. ....................................    50,450     1,281
 Shurgard Storage Centers, Inc. ...........................    22,000       688
 Simon Property Group, Inc. ...............................   235,800     7,067
 SL Green Realty Corp. ....................................    40,300     1,222
 Spieker Properties, Inc. .................................   132,400     7,937
 Storage USA, Inc. ........................................    10,000       360
 Summit Properties, Inc. ..................................    14,900       400
 Sun Communities, Inc. ....................................       500        18
 Taubman Centers, Inc. ....................................    35,000       490
 Trizec Hahn Corp. ........................................   149,000     2,710
 Vornado Realty Trust .....................................   130,400     5,091
 Washington Real Estate Investment Trust ..................    35,200       832
 Wyndham International, Inc. ..............................   137,500       344
                                                                       --------
                                                                        142,291
Real Estate Operations - 1.6%
 Rouse Co. ................................................    89,200     2,556
                                                                       --------
   TOTAL COMMON STOCK-                                           97.3%  156,335
                                                                       --------
                                                                Par
                                                               Value
                                                              (000's)
SHORT-TERM INVESTMENTS - 2.1%

Investment in joint trading account
   3.97% due 07/02/01 ..................................... $   3,401     3,401
                                                            ---------  --------
                                         TOTAL INVESTMENTS-      99.4%  159,736
                           Other Assets & Liabilities, Net-       0.6%      893
                                                            ---------  --------
                                                NET ASSETS-     100.0% $160,629
                                                            =========  ========
* Non-income producing security.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                                         Market
        Name of Issuer                                        Shares      Value
                                                                         (000's)
COMMON STOCK

Aerospace & Defense - 1.8%
 Boeing Co. ...........................................      146,300  $   8,134
 General Dynamics Corp. ...............................      266,000     20,697
 United Technologies Corp. ............................      277,800     20,352
                                                                      ---------
                                                                         49,183
Auto & Truck Parts - 0.3%
 Lear Corp. *  ........................................      244,000      8,516
Automobile - 0.9%
 Ford Motor Co. .......................................      600,000     14,730
 General Motors Corp. - Cl. H .........................      506,658     10,260
                                                                      ---------
                                                                         24,990
Bank - 5.0%
 Bank of America Corp. ................................      340,000     20,410
 Bank of New York Co., Inc. ...........................      121,100      5,813
 Comerica, Inc. .......................................      232,800     13,409
 Fifth Third Bancorp ..................................      107,900      6,479
 FleetBoston Financial Corp. ..........................      226,600      8,939
 JP Morgan Chase & Co. ................................      400,000     17,840
 Mellon Financial Corp. ...............................      341,400     15,705
 State Street Corp. ...................................       53,600      2,653
 US Bancorp ...........................................    1,236,000     28,169
 Washington Mutual, Inc. ..............................      565,200     21,223
                                                                      ---------
                                                                        140,640
Brokerage & Investment Management - 0.4%
 Charles Schwab Corp. .................................        3,900         60
 Goldman Sachs Group, Inc. ............................       45,900      3,938
 Morgan Stanley, Dean Witter,
  Discover & Co. ......................................      128,300      8,241
                                                                      ---------
                                                                         12,239
Chemical - 1.8%
 Air Products & Chemicals,
  Inc .................................................      298,700     13,666
 Dow Chemical Co. .....................................      428,500     14,248
 E.I. du Pont de Nemours &
  Co ..................................................      125,230      6,041
 Praxair, Inc. ........................................      346,200     16,271
                                                                      ---------
                                                                         50,226
Commercial Services - 0.9%
 Avery Dennison Corp. .................................      219,400     11,200
 Concord EFS, Inc. ....................................      150,600      7,833
 Omnicom Group, Inc. ..................................       22,400      1,926
 TMP Worldwide, Inc. ..................................       60,800      3,648
                                                                      ---------
                                                                         24,607
Computer Equipment - 6.0%
 Brocade Communications
  Systems, Inc. .......................................       55,800      2,455
 Dell Computer Corp. * ................................      921,600     24,100
 EMC Corp. ............................................      115,100      3,344
 Gateway, Inc. ........................................      144,100      2,370
 Intel Corp. ..........................................    2,077,100     60,755
 International Business
  Machines Corp. ......................................      418,600     47,302
 Lexmark International Group,
  Inc. - Cl. A ........................................      265,400     17,848
 McData Corp. .........................................      154,100      2,704
 Veritas Software Corp.* ..............................      105,500      7,019
                                                                      ---------
                                                                        167,897
Computer Software & Services - 8.2%
 Adobe Systems, Inc. ..................................      183,100      8,606
 Cadence Design Systems, Inc. .........................      386,200      7,195
 Check Point Software
  Technologies, Ltd. * ................................      105,200      5,320
 Electronic Data Systems
  Corp. * .............................................      283,400     17,712
 First Data Corp. .....................................      192,900     12,394
 Fiserv, Inc. .........................................      156,100      9,987
 Micromuse, Inc. * ....................................      119,200      3,336
 Microsoft Corp. ......................................    1,808,900    132,050
 Oracle Corp.* ........................................      886,000     16,834
 Parametric Technology Corp. ..........................       42,400        593
 Peoplesoft, Inc. .....................................      109,900      5,410
 Siebel Systems, Inc. * ...............................      112,000      5,253
 SunGard Data Systems, Inc. ...........................      181,700      5,453
                                                                      ---------
                                                                        230,143
Consumer Miscellaneous - 0.7%
 Black & Decker Corp. .................................      305,700     12,063
 Harley-Davidson, Inc. ................................      147,100      6,925
                                                                      ---------
                                                                         18,988
Cosmetic & Personal Care - 1.6%
 Avon Products, Inc. ..................................      244,100     11,297
 Colgate-Palmolive Co. ................................      164,900      9,727
 Procter & Gamble Co. .................................      176,000     11,229
 Unilever NV - NY Shares ..............................      217,700     12,968
                                                                      ---------
                                                                         45,221
Diversified Operations - 8.1%
 Amgen, Inc. ..........................................      150,700      9,144
 Danaher Corp. ........................................      193,500     10,836
 General Electric Co. .................................    3,401,330    165,815
 Tyco International, Ltd. .............................      774,800     42,227
                                                                      ---------
                                                                        228,022
Electric Power - 2.0%
 Allegheny Energy, Inc. ...............................      241,800     11,667
 Duke Energy Co. ......................................      400,000     15,604
 Exelon Corp. .........................................      335,500     21,512
 Mirant Corp. .........................................      194,400      6,687
                                                                      ---------
                                                                         55,470
Electrical Equipment - 0.2%
 Best Buy Co., Inc. ...................................      106,800      6,784

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                                        Market
            Name of Issuer                                     Shares    Value
                                                                        (000's)
COMMON STOCK - Continued

Electronic Components - 0.1%
 Electronic Arts, Inc. .................................      28,400  $   1,644

Electronic Products & Services - 4.9%
 Analog Devices, Inc. ..................................     232,400     10,051
 Applera Corporation - Applied Biosystems Group ........      86,700      2,319
 Applied Materials, Inc. * .............................     357,300     17,544
 Applied Micro Circuits Corp. * ........................     133,900      2,303
 Celestica, Inc. .......................................      49,300      2,539
 Cisco Systems, Inc. ...................................   1,483,100     26,992
 Emulex Corp. ..........................................      78,800      3,184
 Integrated Device Technology, Inc. ....................      55,800      1,768
 KLA-Tencor Corp.* .....................................     237,363     13,879
 LSI Logic Corp. .......................................     350,000      6,580
 Marvell Technology Group, Ltd. * ......................     140,600      3,782
 Maxim Integrated Products, Inc. * .....................     262,432     11,602
 Sanmina Corp. * .......................................     114,200      2,673
 Tektronix, Inc. .......................................     288,900      7,844
 Texas Instruments, Inc. ...............................     476,500     15,010
 Xilinx, Inc. * ........................................     219,300      9,044
                                                                      ---------
                                                                        137,114
Energy - Alternative Source - 0.3%
 El Paso Corp. .........................................     155,900      8,191

Financial Services - 0.7%
 Providian Financial Corp. * ...........................     120,000      7,104
 Stillwell Financial, Inc. .............................     362,500     12,165
                                                                      ---------
                                                                         19,269
Food, Beverage & Tobacco - 3.4%
 Anheuser-Busch Cos., Inc. .............................     247,200     10,185
 Coca-Cola Co. .........................................     300,000     13,500
 Kraft Foods, Inc. CL A ................................     163,800      5,078
 Pepsi Bottling Group, Inc. ............................       6,900        277
 PepsiCo, Inc. .........................................     549,800     24,301
 Philip Morris Cos., Inc. ..............................     837,900     42,523
                                                                      ---------
                                                                         95,864
Health Care Products - 12.5%
 Abbott Laboratories ...................................     308,000     14,787
 Allergan, Inc. ........................................     132,500     11,329
 American Home Products Corp. ..........................     608,200     35,543
 Andrx Corp. * .........................................      32,300      2,487
 Bristol-Myers Squibb Co. ..............................     436,000     22,803
 Eli Lilly & Co. .......................................     112,400      8,318
 Forest Laboratories, Inc. * ...........................      31,000      2,201
 Genetech, Inc. * ......................................     104,000      5,731
 Ivax Corp. ............................................      61,650      2,404
 Johnson & Johnson .....................................   1,057,704     52,885
 King Pharmaceuticals, Inc. * ..........................      64,500      3,467
 MedImmune, Inc. * .....................................     108,900      5,140
 Medtronic, Inc. .......................................     173,600      7,987
 Merck & Co., Inc. .....................................     493,100     31,514
 Pfizer, Inc. ..........................................   2,726,300    109,188
 Pharmacia Corp. .......................................     181,700      8,349
 Schering-Plough Corp. .................................     570,100     20,661
 UnitedHealth Group, Inc. ..............................     105,700      6,527
                                                                      ---------
                                                                        351,321
Health Care Services - 0.7%
 Lincare Holdings, Inc. ................................     137,400      4,123
 Tenet Healthcare Corp. ................................     130,000      6,707
 Trigon Healthcare, Inc. ...............................     144,700      9,384
                                                                      ---------
                                                                         20,214
Insurance - 4.1%
 American International Group, Inc. ....................     407,500     35,045
 Hartford Financial Services
  Group, Inc. ..........................................     349,600     23,913
 Lincoln National Corp. ................................     412,200     21,331
 St. Paul Cos., Inc. ...................................     381,100     19,318
 Torchmark, Inc. .......................................     210,100      8,448
 XL Capital, Ltd. - Cl. A ..............................      78,900      6,478
                                                                      ---------
                                                                        114,533
Leisure & Recreation - 0.2%
 Sabre Group Holdings, Inc. ............................     100,000      5,000

Media - TV & Radio - 5.2%
 AOL Time Warner, Inc. * ...............................   1,636,250     86,722
 BEA Systems, Inc. .....................................     148,100      4,548
 Clear Channel Communications, Inc. ....................     229,700     14,402
 The Walt Disney Co. ...................................     487,300     14,078
 Viacom, Inc. - Cl. B * ................................     489,299     25,321
                                                                      ---------
                                                                        145,071
Metals & Mining - 0.8%
 Minnesota Mining &
  Manufacturing Co. ....................................     197,100     22,489

Natural Gas Distribution - 0.9%
 Enron Corp. ...........................................     509,900     24,985

Oil - 1.5%
 Baker Hughes, Inc. ....................................     300,000     10,050
 Royal Dutch Petroleum Co. - NY Shares .................     540,100     31,472
                                                                      ---------
                                                                         41,522
Oil & Natural Gas Exploration & Production - 4.3%
 Chevron Corp. .........................................     174,000     15,747
 Exxon Mobil Corp. .....................................     842,870     73,625
 Kerr-McGee Corp. ......................................     168,200     11,147
 Transocean Sedco Forex, Inc. ..........................      50,450      2,081
 USX-Marathon Group ....................................     572,500     16,894
                                                                      ---------
                                                                        119,494

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                                        Market
        Name of Issuer                                        Shares     Value
                                                                        (000's)
COMMON STOCK - CONTINUED

Paper & Forest Products - 0.4%
 Kimberly-Clark Corp. ................................     203,000   $   11,348
Personal & Commercial Lending - 2.9%
 Citigroup, Inc. .....................................   1,549,000       81,849
Real Estate Operations - 0.1%
 HomeStore.com, Inc. .................................      39,800        1,391
Retail - Department Stores - 7.4%
 Abercrombie & Fitch Co. .............................     197,700        8,798
 Bed Bath & Beyond, Inc. * ...........................     300,500        9,376
 Home Depot, Inc. ....................................     559,600       26,049
 Kohl's Corp. ........................................     393,500       24,684
 Lowe's Cos., Inc. ...................................     402,766       29,221
 May Department Stores Co. ...........................     271,100        9,288
 Talbots, Inc. .......................................     128,000        5,600
 Target Corp. ........................................     338,300       11,705
 TJX Cos., Inc. ......................................     499,100       15,906
 Wal-Mart Stores, Inc. ...............................   1,348,900       65,826
                                                                     ----------
                                                                        206,453
Retail - Drug Stores - 0.6%
 CVS Corp. ...........................................     263,900       10,187
 Rite Aid Corp. ......................................      15,000          135
 Walgreen Co. ........................................     210,700        7,182
                                                                     ----------
                                                                         17,504
Retail - Food - 0.2%
 Starbucks Corp. * ...................................     210,700        4,846
Telecommunication Equipment - 2.6%
 Ciena Corp. * .......................................      96,900        3,682
 Comverse Technology, Inc. ...........................     219,400       12,528
 Linear Technology Corp. .............................     339,700       15,022
 Micron Technology, Inc. .............................     181,100        7,443
 Nokia Oyj - ADR .....................................     200,000        4,408
 Qualcomm, Inc. * ....................................     382,000       22,339
 RF Micro Devices, Inc. ..............................     105,000        2,832
 Scientific-Atlanta, Inc. * ..........................      76,200        3,094
 Sonus Networks, Inc. * ..............................      99,200        2,317
                                                                     ----------
                                                                         73,665
Telecommunication Services - 3.2%
 Broadwing, Inc. .....................................     452,100       11,054
 EchoStar Communications
  Corp. - Cl. A* .....................................     195,400        6,335
 Sprint PCS (PCS Group) * ............................     809,500       19,549
 Verizon Communications ..............................     971,600       51,981
                                                                     ----------
                                                                         88,919
Telephone - 2.3%
 AT&T Corp. - Liberty Media
  Group - Cl. A ......................................     704,262       12,318
 Qwest Communications
  International, Inc. ................................   1,080,300       34,429
 SBC Communications, Inc. ............................     196,800        7,884
 Telephone and Data Systems, Inc. ....................      96,500       10,494
                                                                     ----------
                                                                         65,125
U.S. Government Agencies - 1.4%
 Federal National Mortgage Assoc. ....................     471,900       40,182
                                                                     ----------
                                   TOTAL COMMON STOCK-        98.6%   2,760,919
                                                                     ----------
                                                              Par
                                                             Value
                                                            (000's)
SHORT-TERM INVESTMENTS

Investment in joint trading account - 1.6%
 Investments in joint trading account
  3.97% due 07/02/01 .................................  $   45,184       45,184


                                                            Shares
Cash Equivalents - 0.4%
 Navigator Securities Lending
  Prime Portfolio **                                     9,944,668        9,945
                                                        ----------   ----------

                         TOTAL SHORT-TERM INVESTMENTS          2.0%      55,129
                                                        ----------   ----------
                                   TOTAL INVESTMENTS-        100.6%   2,816,048
                     Other Assets & Liabilities, Net-         (0.6)%    (16,058)
                                                        ----------   ----------
                                          NET ASSETS-        100.0%  $2,799,990
                                                        ==========   ==========

ADR-american Depository Receipts.
* Non-income producing security.
** Represents investment of security lending collateral.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
MANAGED FUND


                                                                         Market
               Name of Issuer                                  Shares     Value
                                                                         (000's)
COMMON STOCK
Aerospace & Defense - 1.0%
 General Dynamics Corp. (US) .............................    120,200  $  9,353
 United Technologies Corp. (US) ..........................    233,660    17,118
                                                                       --------
                                                                         26,471
Auto & Truck Parts - 0.3%
 Lear Corp. (US) .........................................    144,500     5,043
 Visteon Corp. (US) ......................................    212,400     3,904
                                                                       --------
                                                                          8,947
Automobile - 0.8%
 AutoNation, Inc. (US) ...................................     99,300     1,152
 Ford Motor Co. (US) .....................................    309,000     7,586
 General Motors Corp. (US) ...............................     82,000     5,277
 General Motors Corp. - Cl. H (US) .......................    438,100     8,871
                                                                       --------
                                                                         22,886
Bank - 3.9%
 Bank of America Corp. (US) ..............................    347,500    20,860
 Bank of New York Co., Inc. (US) .........................     85,100     4,085
 Bank One Corp. (US) .....................................    120,000     4,296
 Comerica, Inc. (US) .....................................    159,600     9,193
 FleetBoston Financial Corp. (US) ........................    143,900     5,677
 JP Morgan Chase & Co. (US) ..............................    269,400    12,015
 Mellon Financial Corp. (US) .............................    139,524     6,418
 TCF Financial Corp. (US) ................................    100,000     4,631
 US Bancorp (US) .........................................    699,600    15,944
 Washington Mutual, Inc. (US) ............................    616,800    23,161
                                                                       --------
                                                                        106,280
Business Services - 0.1%
 Interpublic Group Cos., Inc. (US) .......................     59,200     1,738
 Robert Half International, Inc. (US) ....................     61,000     1,518
                                                                       --------
                                                                          3,256
Chemical - 1.5%
 Air Products & Chemicals, Inc. (US) .....................    224,632    10,277
 Dow Chemical Co. (US) ...................................    539,900    17,952
 E.I. du Pont de Nemours & Co. (US) ......................     76,500     3,690
 Praxair, Inc. (US) ......................................    196,200     9,221
                                                                       --------
                                                                         41,140
Commercial Services - 1.0%
 Avery Dennison Corp. (US) ...............................    108,500     5,539
 Concord EFS, Inc. (US) ..................................     83,700     4,353
 Omnicom Group, Inc. (US) ................................    147,100    12,651
 Quintiles Transnational Corp. (US) ......................    111,500     2,815
 R.R. Donnelley & Sons Co. (US) ..........................    108,200     3,214
                                                                       --------
                                                                         28,572
Computer Equipment - 3.1%
 Brocade Communications Systems, Inc. (US) ...............     22,300       981
 Compaq Computer Corp. (US) ..............................     63,000       976
 Dell Computer Corp. (US) ................................    383,400    10,026
 Hewlett-Packard Co. (US) ................................     24,800       709
 Intel Corp. (US) ........................................  1,057,400    30,929
 International Business Machines Corp. (US) ..............    253,700    28,668
 Lexmark International Group, Inc. - Cl. A (US) ..........    190,000    12,778
                                                                       --------
                                                                         85,067
Computer Software & Services - 4.6%
 Cadence Design Systems, Inc. (US) .......................    229,400     4,274
 CheckFree Corp. (US) ....................................     58,900     2,065
 DoubleClick, Inc. (US) ..................................    107,500     1,501
 Electronic Data Systems Corp. (US) ......................    111,500     6,969
 First Data Corp. (US) ...................................    186,800    12,002
 Intuit, Inc. (US) .......................................    187,100     7,482
 Macromedia, Inc. (US) ...................................     64,900     1,168
 Micromuse, Inc. (US) ....................................     58,100     1,626
 Microsoft Corp. (US) ....................................    881,300    64,335
 NCR Corp. (US) ..........................................     75,000     3,525
 Oracle Corp. (US) .......................................    559,800    10,636
 Peoplesoft, Inc. (US) ...................................     30,000     1,477
 SunGard Data Systems, Inc. (US) .........................    169,000     5,072
 VeriSign, Inc. (US) .....................................     33,000     1,980
 WebMethods, Inc. (US) ...................................     17,900       379
                                                                       --------
                                                                        124,491
Consumer Miscellaneous - 0.5%
 Black & Decker Corp. (US) ...............................    185,000     7,300
 Clorox Co. (US) .........................................    122,200     4,136
 Dollar General Corp. (US) ...............................    166,100     3,239
                                                                       --------
                                                                         14,675
Cosmetic & Personal Care - 0.8%
 Avon Products, Inc. (US) ................................    100,100     4,633
 Colgate-Palmolive Co. (US) ..............................    120,000     7,079
 Procter & Gamble Co. (US) ...............................     74,508     4,753
 Unilever NV - NY Shares (US) ............................     97,300     5,796
                                                                       --------
                                                                         22,261
Diversified Operations - 4.1%
 Costco Wholesale Corp. (US) .............................    115,200     4,733
 Danaher Corp. (US) ......................................    117,200     6,563
 General Electric Co. (US) ...............................  1,452,100    70,790
 Illinois Tool Works, Inc. (US) ..........................     32,100     2,032
 Reynolds & Reynolds Co - Cl. A (US) .....................    149,400     3,279
 Tyco International, Ltd. (US) ...........................    451,300    24,596
                                                                       --------
                                                                        111,993
Electric Power - 1.9%
 AES Corp. (US) ..........................................    151,900     6,539
 Allegheny Energy, Inc. (US) .............................    135,600     6,543
 Calpine Corp. (US) ......................................     95,100     3,595
 Duke Energy Co. (US) ....................................    190,100     7,416
 Edison International (US) ...............................    283,000     3,155
 Emerson Electric Co. (US) ...............................     63,400     3,836

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
MANAGED FUND


                                                                         Market
          Name of Issuer                                       Shares     Value
                                                                         (000's)
COMMON STOCK - CONTINUED
Electric Power - Continued
 Exelon Corp. (US) .....................................    215,200  $   13,798
 Mirant Corp. (US) .....................................     85,000       2,924
 Northeast Utilities (US) ..............................    150,700       3,127
                                                                     ----------
                                                                         50,933
Electronic Products & Services - 3.2%
 Agere Systems, Inc. - Cl. A (US) ......................    245,400       1,841
 Agilent Technologies, Inc. (US) .......................     33,000       1,073
 Altera Corp. (US) .....................................     60,000       1,740
 Analog Devices, Inc. (US) .............................    140,900       6,094
 Applera Corporation - Applied
   Biosystems Group (US) ...............................    216,200       5,783
 Applied Materials, Inc. (US) ..........................    198,276       9,735
 Applied Micro Circuits Corp. (US) .....................    110,000       1,892
 Bookham Technolgy PLC (US) ............................    184,900         536
 Cisco Systems, Inc. (US) ..............................    767,300      13,965
 KLA-Tencor Corp. (US) .................................     63,000       3,684
 LSI Logic Corp. (US) ..................................    200,000       3,760
 Maxim Integrated Products, Inc. (US) ..................     88,752       3,924
 MIPS Technologies, Inc. - Cl. B (US) ..................     36,100         347
 Novellus Systems, Inc. (US) ...........................     60,600       3,441
 Philips Electronics NV (US) ...........................    131,000       3,462
 PMC-Sierra, Inc. (US) .................................     59,300       1,842
 Tektronix, Inc. (US) ..................................    190,800       5,180
 Teradyne, Inc. (US) ...................................     58,600       1,940
 Texas Instruments, Inc. (US) ..........................    306,000       9,639
 Waters Corp. (US) .....................................    175,000       4,832
 Xilinx, Inc. (US) .....................................     84,900       3,501
                                                                     ----------
                                                                         88,211
Energy - Alternative Source - 0.6%
 Dynegy, Inc. - Cl.A (US) ..............................    241,300      11,220
 El Paso Corp. (US) ....................................    117,700       6,184
                                                                     ----------
                                                                         17,404
Engineering & Construction - 0.2%
 Fluor Corp. (US) ......................................    109,300       4,935
Financial Services - 0.4%
 Household International, Inc. (US) ....................     75,000       5,003
 Stillwell Financial, Inc. (US) ........................    149,200       5,007
                                                                     ----------
                                                                         10,010
Food, Beverage & Tobacco - 2.8%
 Anheuser-Busch Cos., Inc. (US) ........................    193,000       7,952
 Archer Daniels Midland Co. (US) .......................    325,400       4,230
 Campbell Soup Co. (US) ................................    159,300       4,102
 Coca-Cola Co. (US) ....................................    143,800       6,471
 General Mills, Inc. (US) ..............................    111,000       4,860
 Kellogg Co. (US) ......................................    296,200       8,590
 Kraft Foods, Inc. CL A (US) ...........................    132,700       4,114
 PepsiCo, Inc. (US) ....................................    282,884      12,503
 Philip Morris Cos., Inc. (US) .........................    426,300      21,635
 Sara Lee Corp. (US) ...................................    164,548       3,116
                                                                     ----------
                                                                         77,573
Health Care Products - 8.0%
 Abbott Laboratories (US) ..............................    110,800       5,320
 Allergan, Inc. (US) ...................................     97,100       8,302
 American Home Products Corp. (US) .....................    124,500       7,276
 AstraZeneca Group PLC - ADR (US) ......................    244,300      11,421
 Becton, Dickinson & Co. (US) ..........................     42,400       1,517
 Bristol-Myers Squibb Co. (US) .........................    239,500      12,526
 Forest Laboratories, Inc. (US) ........................    121,800       8,648
 Genetech, Inc. (US) ...................................     29,200       1,609
 Guidant Corp. (US) ....................................     69,400       2,498
 Johnson & Johnson (US) ................................    589,316      29,466
 Medtronic, Inc. (US) ..................................    296,300      13,633
 Merck & Co., Inc. (US) ................................    364,800      23,314
 Millipore Corp. (US) ..................................     35,200       2,182
 Pfizer, Inc. (US) .....................................  1,724,700      69,074
 Pharmacia Corp. (US) ..................................    220,000      10,109
 Schering-Plough Corp. (US) ............................    147,500       5,345
 UnitedHealth Group, Inc. (US) .........................     89,600       5,533
                                                                     ----------
                                                                        217,773
Health Care Services - 0.6%
 Lincare Holdings, Inc. (US) ...........................    178,000       5,342
 Trigon Healthcare, Inc. (US) ..........................    111,900       7,257
 Universal Health Services, Inc. - Cl B (US) ...........     89,000       4,049
                                                                     ----------
                                                                         16,648
Insurance - 3.0%
 Allstate Corp. (US) ...................................    100,000       4,399
 American International Group,
  Inc. (US) ............................................    194,600      16,736
 Cincinnati Financial Corp. (US) .......................     94,000       3,713
 Hartford Financial Services Group, Inc.
  (US) .................................................    234,300      16,026
 Jefferson-Pilot Corp. (US) ............................     72,300       3,494
 Lincoln National Corp. (US) ...........................    187,600       9,708
 St. Paul Cos., Inc. (US) ..............................    197,200       9,996
 The PMI Group, Inc. (US) ..............................     35,000       2,543
 Torchmark, Inc. (US) ..................................    144,500       5,810
 XL Capital, Ltd. - Cl. A (US) .........................    105,252       8,641
                                                                     ----------
                                                                         81,066
Leisure & Recreation - 0.3%
 Carnival Corp. (US) ...................................     80,900       2,484
 Sabre Group Holdings, Inc. (US) .......................    105,000       5,250
                                                                     ----------
                                                                          7,734
Media - Publishing - 0.0%
 Knight-Ridder, Inc. (US) ..............................      9,600         569
Media - TV &  Radio - 3.4%
 Adelphia Communications Corp. .........................
     - Cl. A (US) ......................................      3,800         156
 AOL Time Warner, Inc. (US) ............................    765,750      40,585
 Cablevision Systems Corp. (US) ........................    101,350       2,615

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
MANAGED FUND


                                                                         Market
           Name of Issuer                                      Shares     Value
                                                                         (000's)
COMMON STOCK - CONTINUED

Media - TV &  Radio - Continued
 Cablevision Systems Corp. -
   Cl. A (US) ..........................................    135,900   $   7,950
 Charter Communications, Inc. -
   Cl. A (US) ..........................................     90,700       2,118
 Clear Channel Communications,
    Inc. (US) ..........................................     77,000       4,828
 Fox Entertainment Group, Inc. -
   Cl. A (US) ..........................................     55,000       1,534
 The Walt Disney Co. (US) ..............................    345,900       9,993
 USA Networks, Inc. (US) ...............................     98,600       2,761
 Viacom, Inc. - Cl. B (US) .............................    385,800      19,965
                                                                      ---------
                                                                         92,505
Metals & Mining - 0.7%
 Alcoa, Inc. (US) ......................................    208,600       8,219
 Minnesota Mining & Manufacturing
  Co. (US) .............................................     89,300      10,189
                                                                      ---------
                                                                         18,408
Natural Gas Distribution - 0.6%
 Enron Corp. (US) ......................................    217,200      10,643
 Williams Cos., Inc. (US) ..............................    200,200       6,596
                                                                      ---------
                                                                         17,239
Oil - 1.3%
 Baker Hughes, Inc. (US) ...............................    274,000       9,179
 Conoco, Inc. - Cl. A (US) .............................    151,032       4,259
 Royal Dutch Petroleum Co. -
     NY Shares (US) ....................................    327,180      19,065
 Weatherford International, Inc. (US) ..................     52,300       2,510
                                                                      ---------
                                                                         35,013
Oil & Natural Gas Exploration & Production - 2.7%
 Chevron Corp. (US) ....................................     77,600       7,023
 Exxon Mobil Corp. (US) ................................    531,200      46,400
 Kerr-McGee Corp. (US) .................................     50,900       3,373
 Kinder Morgan Management LLC
  SHS (US) .............................................     33,500       2,295
 Shell Transport & Trading Co. (US) ....................    108,100       5,441
 Texaco, Inc. (US) .....................................     32,400       2,158
 Unocal Corp. (US) .....................................     85,000       2,903
 USX-Marathon Group (US) ...............................    120,900       3,568
                                                                      ---------
                                                                         73,161
Oil - Equipment & Service - 0.1%
 BJ Services Co. (US) ..................................     90,600       2,571
Paper & Forest Products - 0.3%
 Kimberly-Clark Corp. (US) .............................    156,500       8,748
Personal & Commercial Lending - 2.6%
 Citigroup, Inc. (US) ..................................    961,400      50,801
 USA Education, Inc. (US) ..............................    289,100      21,104
                                                                      ---------
                                                                         71,905
Real Estate Investment Trust - 0.1%
 Equity Office Properties Trust (US) ...................     60,000       1,898
Retail - Department Stores - 4.1%
 Abercrombie & Fitch Co. (US) ..........................    143,100       6,368
 Bed Bath & Beyond, Inc. (US) ..........................    198,000       6,178
 Circuit City Stores, Inc. (US) ........................    175,000       3,150
 Gap, Inc. (US) ........................................     51,300       1,488
 Home Depot, Inc. (US) .................................    258,552      12,036
 Kohl's Corp. (US) .....................................    209,100      13,117
 Lowe's Cos., Inc. (US) ................................    330,200      23,956
 May Department Stores Co. (US) ........................    160,700       5,505
 Target Corp. (US) .....................................    272,200       9,418
 TJX Cos., Inc. (US) ...................................    239,200       7,623
 Wal-Mart Stores, Inc. (US) ............................    493,800      24,097
                                                                      ---------
                                                                        112,936
Retail - Drug Stores - 0.4%
 CVS Corp. (US) ........................................    135,800       5,242
 Walgreen Co. (US) .....................................    133,200       4,549
                                                                      ---------
                                                                          9,791
Retail - Food - 0.1%
 McDonald's Corp. (US) .................................     93,900       2,541
Steel - 0.2%
 Nucor Corp. (US) ......................................     92,700       4,532
Telecommunication Equipment - 0.7%
 Comverse Technology, Inc. (US) ........................     63,700       3,637
 Linear Technology Corp. (US) ..........................    136,900       6,054
 Nokia Oyj - ADR (US) ..................................    135,700       2,991
 Qualcomm, Inc. (US) ...................................    126,800       7,415
                                                                      ---------
                                                                         20,097
Telecommunication Services - 2.1%
 Broadwing, Inc. (US) ..................................    237,100       5,797
 Cox Communications, Inc. -
    Cl. A (US) .........................................     44,000       1,949
 Sprint PCS (PCS Group) (US) ...........................    530,900      12,821
 Verizon Communications (US) ...........................    672,400      35,974
                                                                      ---------
                                                                         56,541
Telephone - 1.9%
 AT&T Corp. (US) .......................................    230,900       5,080
 AT&T Corp. - Liberty Media Group -
  Cl. A (US) ...........................................    851,300      14,889
 AT&T Wireless Group (US) ..............................    280,000       4,578
 Qwest Communications International,
  Inc. (US) ............................................    536,400      17,095
 SBC Communications, Inc. (US) .........................    177,000       7,091
 Sprint Corp. (US) .....................................     98,400       2,102
                                                                      ---------
                                                                         50,835
Transportation Services - 0.4%
 Canadian National Railway Co. (US) ....................     75,300       3,050
 CNF Transportation, Inc. (US) .........................      1,400          40

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
MANAGED FUND


                                                                         Market
          Name of Issuer                                    Shares        Value
                                                                         (000's)
COMMON STOCK - CONTINUED
Transportation Services - Continued
 Union Pacific Corp. (US) ..............................   138,032   $    7,579
                                                                     ----------
                                                                         10,669
U.S. Government Agencies - 0.9%
 Federal National
  Mortgage Assoc. (US) .................................   279,300       23,782
                                                                     ----------
   TOTAL COMMON STOCK- .................................      65.3%   1,782,067
                                                                     ----------
                                                              Par
                                                             Value
                                                            (000's)
PUBLICLY-TRADED BONDS
Aerospace & Defense - 0.1%
 Lockheed Martin Corp. - Bonds (US)
 8.5% due 12/01/29 .....................................  $   2,943       3,264
Automobile - 0.4%
 Ford Motor Co. - Bonds (US)
 6.625% due 10/01/28 ...................................     13,024      11,234
 Hertz Corp. (US)
 7.625% due 08/15/07 ...................................        200         207
                                                                     ----------
                                                                         11,441
Bank - 1.2%
 Bank of America Corp. - Sr. Notes
  (US)
 7.125% due 09/15/06 ...................................        200         209
 Bank of America Corp. (US)
 7.4% due 01/15/11 .....................................      4,225       4,390
 Bank One Corp. - Notes (US)
 6.5% due 02/01/06 .....................................        700         709
 Banponce Financial Corp. - Ser C. (US)
 6.58% due 11/25/03 ....................................      8,900       9,097
 Capital One Bank - Sr. Notes (US)
 6.875% due 02/01/06 ...................................        200         195
 Credit Suisse First Boston Mortgage
  Securities Corp. (US)
 7.545% due 04/15/10 ...................................      4,533       4,791
 Credit Suisse First Boston, Inc. (US)
 7.29% due 09/15/09 ....................................      8,062       8,406
 J.P. Morgan & Co., Inc. - Sr. Notes (US)
 5.75% due 02/25/04 ....................................      1,000       1,009
 JP Morgan Chase & Co. - Sub Notes (US)
 6.75% due 02/01/11 ....................................        200         200
 Korea Development Bank - Notes (US)
 7.125% due 04/22/04 ...................................      4,773       4,916
                                                                     ----------
                                                                         33,922
Brokerage & Investment Management - 0.8%
 Lehman Brothers Holdings, Inc. -
  Notes (US)
 6.625% due 04/01/04 ...................................      7,010       7,162
 7.75% due 01/15/05 ....................................      8,062       8,482
 Morgan Stanley Group, Inc. (US)
 6.75% due 04/15/11 ....................................      4,850       4,816
 Residential Funding and Mortgage
  Securities Trust II (US)
 6.43% due 04/25/16 ....................................        250         248
                                                                     ----------
                                                                         20,708
Computer Equipment - 0.1%
 International Business Machines Corp.
  - Notes (US)
 5.625% due 04/12/04 ...................................      2,870       2,914
Diversified Operations - 0.0%
 EOP Operating LP (US)
 7.75% due 11/15/07 ....................................        200         208
Electric Power - 0.2%
 Exelon Corp. Sr Notes (US)
 6.75% due 05/01/11 ....................................      3,575       3,519
 Progress Energy, Inc. - Sr. Notes (US)
 7.1% due 03/01/11 .....................................        500         507
                                                                     ----------
                                                                          4,026
Electrical Equipment - 0.0%
 Progress Energy, Inc. - Sr. Notes (US)
 7.75% due 03/01/31 ....................................        200         206
Finance - 0.0.%
 Citibank Credit Card Issuance Trust -
  Ser. 2000 Cl. C1 (US)
 7.45% due 09/15/07 ....................................        250         258
Financial Services - 3.4%
 Associates Corp. of North America -
  Sr Notes (US)
 6.25% due 11/01/08 ....................................      8,118       7,990
 Capital One Financial Corp. - Notes (US)
 7.25% due 12/01/03 ....................................      8,312       8,443
 Chase Commercial Mortgage
  Securities Corp. - Ser. 1997-1
     Cl. A2 (US)
 7.37% due 02/19/07 ....................................     10,722      11,214
 Citigroup , Inc. (US)
 7.25% due 10/01/10 ....................................        200         208
 Citigroup, Inc. - Notes (US)
 6.5% due 02/07/06 .....................................      4,600       4,662
 Goldman Sachs Group, Inc. (US)
 6.875% due 01/15/11 ...................................      3,380       3,361
 Green Tree Financial Corp. (US)
 6.68% due 01/15/29 ....................................      7,043       7,186

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
MANAGED FUND


                                                              Par        Market
            Name of Issuer                                   Value        Value
                                                            (000's)      (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Financial Services - Continued
 Green Tree Financial Corp. - Ser.
  1996-8 Cl. A6 (US)
 7.6% due 10/15/27 .....................................  $   7,721   $   8,100
 Green Tree Financial Corp. - Ser.
  1997-6 Cl. A7 (US)
 7.14% due 01/15/29 ....................................        500         512
 LB-UBS Commercial Mortgage Trust
  - Ser. 2000-C4 Cl. A2 (US)
 7.37% due 06/15/10 ....................................     15,318      16,024
 Mortgage Capital Funding, Inc. - Ser
  1996 - MC2 Cl. A1 (US)
 6.758% due 02/20/04 ...................................      7,990       8,191
 Nisource Finance Corp. (US)
 7.875% due 11/15/10 ...................................        625         662
 PNC Funding Corp. - Sub. Notes (US)
 7.5% due 11/01/09 .....................................      4,094       4,283
 Residential Asset Securities Corp. (US)
 6.11% due 05/25/24 ....................................      8,062       8,168
 Salomon, Inc. - Sr Notes (US)
 7.2% due 02/01/04 .....................................      2,300       2,392
                                                                      ---------
                                                                         91,396
Food, Beverage & Tobacco - 0.2%
 Conagra Foods, Inc. - Notes (US)
 7.5% due 09/15/05 .....................................        500         519
 7.875% due 09/15/10 ...................................        450         473
 Nabisco, Inc. - Deb (US)
 7.55% due 06/15/15 ....................................        700         713
 Philip Morris Cos., Inc. - Debs. (US)
 8.25% due 10/15/03 ....................................      3,055       3,231
                                                                      ---------
                                                                          4,936
Foreign Governmental - 0.5%
 Province of Ontario (CA)
 7.75% due 06/04/02 ....................................      2,000       2,062
 Province of Quebec - Debs (CA)
 5.5% due 04/11/06 .....................................      4,755       4,683
 7.5% due 09/15/29 .....................................      6,530       6,914
                                                                      ---------
                                                                         13,659
Health Care Products - 0.2%
 Beckman Instruments, Inc. - Sr. Notes (US)
 7.1% due 03/04/03 .....................................      4,837       4,908
Health Care Services - 0.6% Columbia/HCA
  Healthcare Corp. (US)
 6.91% due 06/15/05 ....................................      4,000       3,934
 HCA-The Healthcare Co. - Sr. Notes (US)
 7.875% due 02/01/11 ...................................      6,800       6,834
 Tenet Healthcare Corp. - Sr. Notes (US)
 8.0% due 01/15/05 .....................................      3,950       4,068
 United Healthcare - Notes (US)
 7.5% due 11/15/05 .....................................        200         209
                                                                      ---------
                                                                         15,045
Insurance - 0.1%
 Aetna Inc. - Sr Notes (US)
 7.375% due 03/01/06 ...................................        450         445
 Allstate Corp. (US)
 7.2% due 12/01/09 .....................................        200         208
 Lincoln National Corp. - Notes (US)
 7.0% due 03/15/18 .....................................        200         192
 Provident Companies, Inc. - Sr. Notes (US)
 7.0% due 07/15/18 .....................................        500         453
                                                                      ---------
                                                                          1,298
Leisure & Recreation - 0.0%
 MGM Mirage, Inc. (US)
 8.5% due 09/15/10 .....................................        200         208
 Six Flags, Inc. - Sr Notes 144A (US)
 9.5% due 02/01/09 .....................................        500         501
                                                                      ---------
                                                                            709
Media - TV & Radio - 1.2%
 Belo Corp. - Sr Notes (US)
 7.125% due 06/01/07 ...................................        500         494
 Belo Corp. - Debs (US)
 7.25% due 09/15/27 ....................................        750         641
 CBS Corp. - Sr. Notes (US)
 7.15% due 05/20/05 ....................................      3,525       3,671
 Chancellor Media Corp. (US)
 8.0% due 11/01/08 .....................................        750         782
 Charter Communications Holdings
  LLC - Sr Disc. Notes 144A (US)
 0.0% due 05/15/11 .....................................        230         133
 Charter Communications Holdings
  LLC - Sr. Notes (US)
 10.75% due 10/01/09 ...................................        500         524
 Charter Communications Holdings
  LLC - Sr Notes 144A (US)
 10.0% due 05/15/11 ....................................      1,000       1,015
 Clear Channel Communications,
  Inc. (US)
 7.65% due 09/15/10 ....................................        250         258
 Comcast Cable Communications (US)
 6.75% due 01/30/11 ....................................        500         489
 Cox Radio, Inc. - Sr Notes (US)
 6.625% due 02/15/06 ...................................        750         747
 CSC Holdings, Inc. - Sr. Notes (US)
 8.125% due 07/15/09 ...................................      5,000       4,949
 Fox Sports Networks LLC - Sr. Disc.
  Notes (US)
 0.0% due 08/15/07 .....................................        750         713

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
MANAGED FUND


                                                                Par      Market
             Name of Issuer                                    Value      Value
                                                              (000's)    (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Media - TV & Radio - Continued
 Fox/Liberty Networks LLC - Sr Notes (US)
 8.875% due 08/15/07 .....................................    $ 1,000    $ 1,040
 Liberty Media Corp. - Bonds (US)
 7.875% due 07/15/09 .....................................      1,000        959
 News America, Inc. - Debs. (US)
 7.125% due 04/08/28 .....................................      3,483      3,484
 Radio one, Inc. - Sr Sub Notes 144A (US)
 8.875% due 07/01/11 .....................................        200        200
 The Walt Disney Co. (US)
 5.5% due 12/29/06 .......................................        200        196
 Time Warner, Inc. (US)
 6.625% due 05/15/29 .....................................      3,579      3,197
 Time Warner, Inc. - Debs (US)
 7.25% due 10/15/17 ......................................        200        197
 Time Warner, Inc. - Debs (US)
 7.57% due 02/01/24 ......................................        500        498
 Time Warner, Inc. - Notes (US)
 8.18% due 08/15/07 ......................................      2,075      2,252
 Viacom, Inc. (US)
 7.7% due 07/30/10 .......................................      5,200      5,484
                                                                         -------
                                                                          31,923
Natural Gas Distribution - 0.2%
 Florida Gas Transmission Co. (US)
 7.625% due 12/01/10 .....................................        750        763
 KN Energy, Inc. - Sr. Notes (US)
 6.45% due 03/01/03 ......................................      4,590      4,654
                                                                         -------
                                                                           5,417
Oil & Natural Gas Exploration & Production - 0.3%
 Coastal Corp. (US)
 7.75% due 06/15/10 ......................................        500        511
 Gulf Canada Resources, Ltd. - Sr. Notes (US)
 8.35% due 08/01/06 ......................................      4,460      4,856
 Petroleum Geo-Services ASA - Notes (US)
 7.5% due 03/31/07 .......................................      2,463      2,441
                                                                         -------
                                                                           7,808
Paper & Forest Products - 0.0%
 Fort James Corp. - Sr. Notes (US)
 6.875% due 09/15/07 .....................................        200        192

Paper Products - 0.0%
 Greater Connecticut Consumer Loan
  Trust - Notes Cl. A 2BRV 144A (US)
 6.25% due 02/15/20 ......................................        726        725

Personal & Commercial Lending - 3.6%
 Asset Backed Securities Corp. - Series 2000-LB1 Cl AF2 (US)
 7.57% due 03/21/24 ......................................      6,795      7,003
 Citigroup, Inc. (US)
 6.5% due 01/18/11 .......................................      8,685      8,620
 Credit Based Asset Servicing - Sr 2000-CB4 Cl. M1 (US)
 7.565% due 11/25/31 .....................................     11,531     11,691
 CS First Boston Securities Corp. (US)
 6.91% due 01/15/08 ......................................      5,735      5,901
 EQCC Home Equity Loan Trust (US)
 6.223% due 06/25/11 .....................................      7,498      7,549
 Ford Motor Credit Co. (US)
 7.875% due 06/15/10 .....................................        500        522
 Ford Motor Credit Co. - Notes (US)
 6.875% due 02/01/06 .....................................     10,120     10,253
 GE Capital Commercial Mortgage Corp. (US)
 6.079% due 10/15/10 .....................................      4,980      4,927
 General Motors Acceptance Corp. (US)
 7.5% due 07/15/05 .......................................      7,618      7,965
 Household Financial Corp. (US)
 6.5% due 01/24/06 .......................................      5,750      5,828
 Household Finance Corp. - Notes (US)
 6.0% due 05/01/04 .......................................      5,020      5,068
 6.75% due 05/15/11 ......................................      5,500      5,426
 LB Commercial Conduit Mortgage Trust (US)
 5.87% due 08/15/06 ......................................      5,154      5,174
 MBNA Master Credit Card Trust (US)
 6.6% due 11/15/04 .......................................      1,000      1,022
 Regional Diversified Funding, Ltd. (US)
 9.25% due 03/15/30 ......................................      1,000        993
 Residential Asset Mortgage Trust (US)
 7.21% due 11/25/19 ......................................      6,158      6,188
 Residential Asset Securities Corp. (US)
 7.18% due 01/25/25 ......................................      2,000      2,056
 Sears Credit Account Master Trust - Ser 1998-2 Cl. A (US)
 5.25% due 10/16/08 ......................................      1,000      1,006
 Structured Assets Securities Corp. (US)
 8.538% due 07/15/27 .....................................        456        477
                                                                         -------
                                                                          97,669
Pollution Control - 0.0%
 Waste Management, Inc. - Sr Notes (US)
 7.375% due 08/01/10 .....................................        700        701

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
MANAGED FUND


                                                              Par        Market
    Name of Issuer                                           Value        Value
                                                            (000's)      (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Pollution Control - Continued
 WMX Technologies, Inc. - Notes (US)
 7.1% due 08/01/26  ....................................  $     500   $     509
                                                                      ---------
                                                                          1,210
Retail - Department Stores - 0.8%
 Federated Department Stores, Inc. -
   Sr. Notes (US)
 8.5% due 06/15/03  ....................................      6,002       6,329
 Office Depot, Inc.- Sr. Sub Notes
  144A (US)
 10.0% due 07/15/08  ...................................        200         195
 Target Corp. (US)
 6.35% due 01/15/11  ...................................      7,580       7,484
 Wal Mart Stores, Inc. (US)
 7.55% due 02/15/30  ...................................      7,405       8,062
                                                                      ---------
                                                                         22,070
Retail - Food - 0.1%
 The Kroger Co. (US)
 6.8% due 04/01/11  ....................................      3,125       3,086

Telecommunication Equipment - 0.1%
 American Tower Corp. - Sr. Notes
  144A (US)
 9.375% due 02/01/09 ...................................        900         846
 BellSouth Capital Funding
  - Debs. (US)
 7.875% due 02/15/30 ...................................      1,540       1,640
 Nortel Networks, Ltd. - Notes (US)
 6.125% due 02/15/06 ...................................        325         281
 Spectrasite Holdings, Inc. - Sr. Notes
  Ser. B (US)
 10.75% due 03/15/10 ...................................        500         420
                                                                      ---------
                                                                          3,187
Telecommunication Services - 0.3%
 AT&T Wireless Group - Sr. Notes
  144A (US)
 7.875% due 03/01/11 ...................................        200         201
 Crown Castle International Corp. - Sr.
  Notes (US)
 10.75% due 08/01/11 ...................................        875         844
 Motorola, Inc. - Notes (US)
 6.75% due 02/01/06  ...................................        825         780
 Tellus Corp. - Notes (US)
 7.5% due 06/01/07  ....................................        250         255
 8.0% due 06/01/11  ....................................        400         409
 Vodafone Group PLC - Notes (US)
 7.625% due 02/15/05 ...................................        500         525
 Worldcom, Inc. NT (US)
 7.5% due 05/15/11  ....................................      6,665       6,490
                                                                      ---------
                                                                          9,504
Telephone - 0.7%
 AT&T Corp. - Notes (US)
 5.625% due 03/15/04 ...................................      2,000       1,994
 6.5% due 03/15/29 .....................................      1,800       1,537
 CenturyTel, Inc. - Sr. Notes
   Ser. H (US)
 8.375% due 10/15/10 ...................................      2,250       2,346
 MCI WorldCom, Inc. - Notes (US)
 7.75% due 04/01/07 ....................................      5,289       5,451
 Sprint Capital Corp. (US)
 7.625% due 01/30/11 ...................................      5,390       5,348
 U.S. West Capital Funding, Inc. (US)
 6.875% due 07/15/28 ...................................      1,849       1,628
                                                                      ---------
                                                                         18,304
Transportation Services - 0.0%
 International Shipholding Corp. - Sr. Notes
   Ser. B (US)
 7.75% due 10/15/07 ....................................      1,000         890
 Teekay Shipping Corp. - Sr Notes 144A (US)
 8.875% due 07/15/11 ...................................        200         202
                                                                      ---------
                                                                          1,092
U.S. Government Agencies - 14.8%
 Federal Home Loan Bank- Discount Note (US)
 5.25% due 02/13/04 ....................................      2,000       2,014
 Federal Home Loan Mortgage Corp. -
  Sr Notes (US)
 5.8% due 09/02/08 .....................................      1,500       1,485
 Federal National Mortgage
   Assoc. (US)
 4.75% due 03/15/04 ....................................      9,000       8,958
 6.0% due 05/15/08 .....................................      3,400       3,422
 6.0% due 07/25/16 .....................................        970         955
 6.0% due 07/25/31 .....................................     38,287      36,744
 6.375% due 06/15/09 ...................................      1,000       1,020
 6.5% due 08/01/13 .....................................      1,653       1,662
 6.5% due 09/01/30 .....................................      3,729       3,670
 6.5% due 05/01/31 .....................................      9,036       8,891
 6.5% due 07/25/31 .....................................     65,843      64,793
 6.5% due 07/25/16 .....................................     23,244      23,302
 6.625% due 11/15/10 ...................................     15,000      15,497
 6.75% due 08/15/02 ....................................     10,267      10,554
 7.0% due 11/01/30 .....................................      3,973       3,990
 7.0% due 06/01/31 .....................................      1,000       1,004
 7.0% due 0725/31 ......................................     61,208      61,476
 7.25% due 05/15/30 ....................................      4,200       4,545
 7.5% due 11/01/30 .....................................      3,983       4,064
 7.5% due 12/01/30 .....................................      2,416       2,465
 7.5% due 06/01/31 .....................................      2,000       2,041
 7.5% due 07/25/16 .....................................     19,461      20,015
 7.5% due 07/25/31 .....................................     49,730      50,740
 8.0% due 12/01/29 .....................................      2,348       2,425

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2001
--------------------------------------------------------------------------------
MANAGED FUND


                                                              Par        Market
    Name of Issuer                                           Value        Value
                                                            (000's)      (000's)
PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued
 8.0% due 07/25/31 ..................................... $   27,054  $   27,942
 Federal National Mortgage Assoc. -
  Notes (US)
 7.0% due 07/15/05 .....................................     10,600      11,200
 GMAC Home Loan Trust (US)
 6.04% due 09/25/26 ....................................      7,500       7,563
 Government National Mortgage Assoc. (US)
 6.0% due 10/15/28 .....................................      3,891       3,766
 7.5% due 10/15/30 .....................................      3,021       3,097
 7.5% due 11/15/30 .....................................        859         881
 7.5% due 12/15/31 .....................................     10,892      11,168
 8.0% due 11/15/30 .....................................      4,356       4,513
                                                                     ----------
                                                                        405,412
U.S. Governmental - 3.4%
U.S. Treasury - Bonds (US)
 5.0% due 02/15/11 .....................................      8,000       7,761
 5.25% due 02/15/29 ....................................     21,835      19,965
 6.25% due 05/15/30 ....................................      8,000       8,474
 6.75% due 08/15/26 ....................................      9,825      10,895
 7.5% due 11/15/16 .....................................      1,500       1,748
 8.875% due 08/15/17 ...................................     13,100      17,196
 U.S. Treasury - Notes (US)
 4.25% due 05/31/03 ....................................      1,400       1,400
 4.625% due 05/15/06 ...................................      6,500       6,411
 5.625% due 02/15/06 ...................................      1,500       1,540
 5.625% due 05/15/08 ...................................      4,350       4,521
 5.75% due 08/15/10 ....................................      4,100       4,195
 6.25% due 02/15/07 ....................................      3,750       3,957
 6.375% due 08/15/02 ...................................      3,250       3,334
 6.875% due 05/15/06 ...................................      1,250       1,348
                                                                     ----------
                                                                         92,745
                                                                     ----------
 TOTAL PUBLICLY-TRADED BONDS                                   33.3%    909,242
                                                                     ----------

SHORT-TERM INVESTMENTS
Investment in joint trading account - 12.6%
Investment in joint trading account
 3.97% due 07/02/01 .................................       342,997     342,997


Cash Equvalents - 1.6%
 Navigator Securities Lending
  Prime Portfolio ** ................................    43,710,715      43,710
                                                         ----------  ----------

        TOTAL SHORT-TERM INVESTMENTS                           14.2%    386,707
                                                         ----------  ----------
                  TOTAL INVESTMENTS-                          112.8%  3,078,016
    Other Assets & Liabilities, Net-                          (12.8)%  (348,152)
                                                         ----------  ----------
                         NET ASSETS-                          100.0% $2,729,864
                                                         ==========  ==========

ADR-American Depository Receipts.
144A - Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, securities aggregated $4,018 or .15% of net assets of the Fund.
**Represents investment of security lending collatral.
See note to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY COUNTRY

                                                          Market       % of
                                            Country        Value     Long-Term
                                          Abbreviation    (000)'s   Investments


Cash Equivalents - Continued
United States .........................        US        $2,677,650        99.5%
Canada ................................        CA            13,659         0.5
                                                         ----------  ----------
                                                         $2,691,309       100.0%
                                                         ==========  ==========

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND


                                                                         Market
    Name of Issuer                                           Shares       Value
                                                                         (000's)
PUBLICLY-TRADED BONDS
Aerospace/Defense - 1.3%
 CWABS , Inc.
 7.74% due 08/25/17 ......................................   $  1,500   $  1,534
Automobile - 5.2%
 Ford Credit Auto Owner Trust
 7.13% due 07/15/04 ......................................      2,500      2,572
 Premier Auto Trust
 5.82% due 10/08/03 ......................................      3,335      3,386
                                                                        --------
                                                                           5,958
Bank - 5.3%
 BankBoston Corp. - Sr. Notes
 6.125% due 03/15/02 .....................................      1,900      1,924
 Banponce Corp. - Notes
 6.54% due 11/06/01 ......................................      1,000      1,009
 First Union Corp. - Notes
 6.95% due 11/01/04 ......................................        500        518
 J.P. Morgan & Co., Inc. - Sr. Notes
 5.75% due 02/25/04 ......................................      1,000      1,009
 Star Banc Corp. - Notes
 5.875% due 11/01/03 .....................................        600        606
 Westpac Banking Corp. - Sub. Debs.
 9.125% due 08/15/01 .....................................      1,000      1,006
                                                                        --------
                                                                           6,072
Brokerage & Investment Management - 4.6%
 Donaldson, Lufkin & Jenrette, Inc. -
  Sr. Notes
 5.875% due 04/01/02 .....................................      1,900      1,920
 Lehman Brothers Holdings, Inc. -
  Notes
 6.625% due 04/01/04 .....................................        470        480
 Morgan Stanley, Dean Witter,
  Discover & Co.
 5.625% due 01/20/04 .....................................        500        502
 Residential Funding and Mortgage
  Securities Trust II
 5.37% due 02/25/15 ......................................      2,000      1,996
 5.64% due 07/25/14 ......................................        400        403
                                                                        --------
                                                                           5,301
Computer Equipment - 0.4%
 International Business Machines Corp. - Notes
 5.625% due 04/12/04 .....................................        500        508
Cosmetics & Personal Care - 1.7%
 Dial Corp. - Notes
 5.9% due 10/25/01 .......................................      2,000      1,999
Diversified Operations - 1.3%
 CMS Panhandle Holding - Sr. Notes
 6.125% due 03/15/04 .....................................      1,000        983
 El Paso Energy Corp. - Sr. Notes
 6.625% due 07/15/01 .....................................        500        501
                                                                        --------
                                                                           1,484
Electric Power - 0.4%
 Niagara Mohawk Power Corp. - Sr. Notes
 7.25% due 10/01/02 ......................................        499        508
Financial Services - 9.2%
 Associates Corp. of North America
  - Sr. Notes
 5.75% due 11/01/03 ......................................      1,450      1,462
 Chase Credit Card Master Trust
  - Cl. A 1998-3
 6.0% due 08/15/05 .......................................      1,075      1,099
 CIT Group, Inc.
 5.625% due 05/17/04 .....................................      1,000        997
 General Electric Capital Corp. ..........................
 7.5% due 05/15/05 .......................................      3,150      3,365
 General Motors Acceptance Corp. -
  Notes
 7.48% due 02/28/03 ......................................      1,200      1,241
 Green Tree Financial Corp. - Ser
  1996-8 Cl. A6
 7.6% due 10/15/27 .......................................        680        713
 Lehman Brothers Holdings, Inc. -
  Notes
 6.625% due 02/05/06 .....................................        600        611
 Salomon, Inc. - Sr. Notes
 7.2% due 02/01/04 .......................................        500        520
 U.S. West Capital Funding, Inc. .........................
 6.875% due 08/15/01 .....................................        500        501
                                                                        --------
                                                                          10,509
Food, Beverage & Tobacco - 0.6%
 Philip Morris Cos., Inc. - Debs.
 8.25% due 10/15/03 ......................................        640        677
Foreign Governmental - 6.1%
 Province of Ontario - Canada
 7.75% due 06/04/02 ......................................      3,000      3,093

 Province of Quebec - Canada
 5.5% due 04/11/06 .......................................      4,000      3,940
                                                                        --------
                                                                           7,033
Healthcare Products - 1.3%
 Beckman Instruments, Inc. - Sr. Notes
 7.1% due 03/04/03 .......................................      1,475      1,497

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND


                                                                         Market
    Name of Issuer                                           Shares       Value
                                                                         (000's)
PUBLICLY-TRADED BONDS - CONTINUED
Healthcare Services - 0.8%
 Columbia/HCA Healthcare Corp.
 6.91% due 06/15/05 ......................................   $    500   $    492
 Tenet Healthcare Corp. - Sr
  Notes
 8.625% due 12/01/03 .....................................        360        375
                                                                        --------
                                                                             867
Machinary - 1.4%
 Ingersoll Rand Co. - Notes
 5.75% due 02/14/03 ......................................      1,300      1,310
 6.25% due 05/15/06 ......................................        350        351
                                                                        --------
                                                                           1,661
Media - T.V. & Radio - 1.9%
 Continental Cablevision - Sr. Notes
 8.5% due 09/15/01 .......................................      1,010      1,017
 Turner Broadcasting Systems , Inc. -
  Sr. Notes
 7.4% due 02/01/04 .......................................      1,144      1,191
                                                                        --------
                                                                           2,208
Natural Gas Distribution - 1.6%
 Enron Corp. - Debs.
 9.125% due 04/01/03 .....................................        500        530
 KN Energy, Inc. - Sr. Notes
 6.45% due 03/01/03 ......................................      1,300      1,318
                                                                        --------
                                                                           1,848
Oil - 1.8%
 Coastal Corp. - Sr. Notes
 8.125% due 09/15/02 .....................................        500        517
 Conoco, Inc. - Notes
 5.9% due 04/15/04 .......................................      1,550      1,569
                                                                        --------
                                                                           2,086
Oil & Natural Gas Exploration & Production - 1.9%
 Gulf Canada Resources, Ltd. - Sr. Notes
 8.35% due 08/01/06 ......................................        170        185
 Occidental Petroleum Corp. - Notes
 8.5% due 11/09/01 .......................................      1,000      1,012
 Petroleum-Geo Services ASA - Bonds
 6.25% due 11/19/03 ......................................      1,000        987
                                                                        --------
                                                                           2,184
Personal & Commercial Lending - 8.7%
 American General Finance Corp. - Notes
 5.75% due 11/23/01 ......................................      1,270      1,280
 Asset Backed Securities Corp. - Ser.
  2000 Cl. AF2
 Asset Backed Securities Corp. - Ser.
  2000 Cl. AF2
 7.57% due 03/21/24 ......................................        177        182
 Countrywide Funding Corp.
 5.25% due 06/15/04 ......................................        500        498
 5.25% due 05/22/03 ......................................      1,000      1,001
 Covenant Transport, Inc. - Cl. A
 7.6% due 12/15/29 .......................................        252        261
 Ford Motor Credit Co. - Notes
 6.875% due 02/01/06 .....................................      1,110      1,124
 Ford Motor Credit Co. - Sr. Notes
 6.125% due 03/20/04 .....................................      1,500      1,514
 Green Tree Financial Corp. - Ser.
  1996-F
 7.3% due 01/15/28 .......................................         23         23
 Household Finance Corp. - Notes
 6.0% due 05/01/04 .......................................      2,000      2,019
 MBNA Master Credit Card Trust
 6.6% due 11/15/04 .......................................        935        956
 Money Store Home Equity Trust -
  Ser. 1996-B A7
 7.55% due 02/15/20 ......................................         71         72
 Money Store Home Equity Trust -
  Ser. 1997-D AF3
 6.345% due 11/15/21 .....................................         55         55
 Residential Asset Mortgage Trust
 7.21% due 11/25/19 ......................................      1,087      1,092
                                                                        --------
                                                                          10,077
Retail -  Department Stores - 1.0%
 Federated Department Stores, inc . - Sr.
  Notes
 8.5% due 06/15/03 .......................................      1,090      1,149
Retail - Food - 1.0%
 Safeway, Inc. - Notes
 7.05% due 09/15/02 ......................................      1,100      1,120
Telecommunication Services - 3.6%
 Cox Communications, Inc. - Notes
 7.0% due 08/15/01 .......................................      1,100      1,502
 Worldcom, Inc. Sr. Notes
 6.125% due 08/15/01 .....................................      1,500      1,502
 7.55% due 04/01/04 ......................................      1,100      1,133
                                                                        --------
                                                                           4,139
U.S. Government Agencies - 20.3%
 Federal Home Loan Bank
 8.0% due 06/01/10 .......................................        969      1,006
 Federal Home Loan Mortgage Corp.
 7.75% due 01/15/21 ......................................         32         32
 Federal National Mortgage Assoc.
 6.375% due 10/15/02 .....................................      7,500      7,696

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND


                                                              Par        Market
    Name of Issuer                                           Value        Value
                                                            (000's)      (000's)
PUBLICLY-TRADED BONDS - CONTINUED
U.S. Government Agencies - Continued
 6.5% due 09/01/02 ....................................    $  1,134    $  1,147
 7.0% due 01/01/03 ....................................       3,406       3,452
 7.0% due 12/01/10 ....................................       1,490       1,522
 Federal National Mortgage Assoc. - Notes
 4.75% due 11/14/03 ...................................       8,500       8,496
                                                                       ---------
                                                                         23,351
U.S. Governmental - 12.8%
 U.S. Treasury -  Bonds
 5.875% due 11/15/04 ..................................       4,650       4,809
 U.S. Treasury - Notes
 4.75% due 11/15/03 ...................................       4,530       4,511
 5.875 due 02/15/04 ...................................       2,810       2,903
 6.625% due 07/31/01 ..................................       2,500       2,506
                                                                       ---------
                                                                         14,729
                                                                       ---------
 TOTAL PUBLICLY-TRADED-BONDS ..........................        94.2%    106,444
                                                                       ---------
SHORT-TERM INVESTMENTS
Investment in joint trading account - 4.7%
Investment in joint trading account
 3.97% due 07/02/01 ...................................       5,573       5,373

                                                             Shares
Cash Equivalents - 10.2%
 Navigator Securities Lending Prime
 Portfolio **                                            11,815,749      11,816
                                                         ------------  ---------
      TOTAL SHORT-TERM INVESTMENTS                             14.9%     17,189
                                                         ------------  ---------
                TOTAL INVESTMENTS-                            109.1%    125,688
  Other Assets & Liabilities, Net-                             (9.1)%   (10,504)
                                                         ------------  ---------
                       NET ASSETS-                            100.0%   $115,184
                                                         ============  =========

** Represents investment of security lending collateral.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
SMALL CAP EQUITY FUND


                                                                         Market
    Name of Issuer                                             Shares     Value
                                                                         (000's)
COMMON STOCK
Aerospace & Defense - 0.5%
 Armor Holdings, Inc. *  .................................     26,400   $    396
Apparel - 0.1%
 Charlotte Russe Holding, Inc. ...........................      4,000        107
Auto & Truck Parts - 2.2%
 CSK Auto Corp. ..........................................     34,500        286
 Polaris Industries Inc. .................................     29,500      1,351
                                                                        --------
                                                                           1,637
Automobile - 1.3%
 ANC Rental Corp. *  .....................................     58,400        175
 Oshkosh Truck Corp. .....................................     18,200        806
                                                                        --------
                                                                             981
Bank - 3.3%
 Citizens Banking Corp. ..................................      1,600         47
 Community Bankshares, Inc. ..............................     13,800        199
 First Midwest Bancorp, Inc. .............................     12,200        362
 Fulton Financial Corp. ..................................     16,590        339
 Net.B@nk, Inc. *  .......................................     38,900        440
 San Juan Basin Royalty Trust ............................     49,600        629
 Waypoint Financial Corp. *  .............................     38,800        485
                                                                        --------
                                                                           2,501
Brokerage & Investment Management - 0.1%
 America First Mortgage Investments, Inc. ................     11,000         82
Building Materials - 0.8%
 The Scotts Co. - Cl A ...................................     13,800        572
Business Services - 0.6%
 On Assignment, Inc. .....................................     10,600        191
 Resources Connection, Inc. ..............................      9,000        232
                                                                        --------
                                                                             423
Chemical - 0.8%
 OM Group, Inc. ..........................................      4,900        275
 Spartech Corp. ..........................................     13,900        336
                                                                        --------
                                                                             611
Commercial Services - 2.9%
 HeadHunter.net, Inc.* ...................................     48,300        226
 Korn/Ferry International *  .............................      8,000        124
 Official Payments Corp. * ...............................     30,700        158
 Power One, Inc. .........................................     30,000        499
 Quanta Services, Inc.* ..................................     25,000        551
 RPM, Inc. ...............................................     36,400        335
 Steiner Leisure, Ltd. * .................................     15,000        300
                                                                        --------
                                                                           2,193
Computer Equipment - 0.5%
 Documentum, Inc. *  .....................................     17,500        226
 UNOVA, Inc. * ...........................................     26,000        179
                                                                        --------
                                                                             405

Computer Software & Services - 8.3%
 Click Commerce, Inc.* ...................................     31,800        286
 click2learn.com, Inc. * .................................     31,900         52
 CNet Networks, Inc. .....................................     18,000        234
 Cognizant Technology Solutions Corp .....................      5,000        212
 Digex, Inc. * ...........................................     16,800        218
 Digital Insight Corp. 8 .................................     20,400        451
 Extensity, Inc. * .......................................     20,700        209
 Harris Interactive, Inc. *  .............................     31,900         80
 Informax, Inc. *  .......................................     18,800        134
 Ixia *  .................................................     10,900        207
 MatrixOne, Inc. * .......................................     18,200        422
 MicroStrategy, Inc. * ...................................     50,400        141
 Moldflow Corp. *  .......................................     15,300        236
 National Information Consortium, Inc. * .................     61,800        113
 NetIQ Corp. * ...........................................     25,800        807
 Numerical Technologies, Inc. ............................     10,000        210
 PC-Tel, Inc. *  .........................................     16,400        151
 Pinnacle Systems, Inc. ..................................     42,000        254
 Pixar, Inc. .............................................      4,600        188
 Riverdeep Group PLC - ADR * .............................      9,700        272
 RSA Security, Inc.* .....................................     13,250        410
 Saba Software, Inc. .....................................     10,900        179
 Selectica, Inc. * .......................................     19,900         85
 SignalSoft Corp. ........................................     11,900        137
 Via Networks, Inc. *  ...................................     46,400         71
 Vignette Corp. *  .......................................        100          1
 WebMethods, Inc. ........................................      5,700        121
 Websense, Inc. *  .......................................     14,200        284
 Witness Systems, Inc. * .................................     14,100        155
                                                                        --------
                                                                           6,320
Consumer Miscellaneous - 1.4%
 Libbey, Inc. ............................................     21,600        858
 NetRatings, Inc. *  .....................................     15,900        229
                                                                        --------
                                                                           1,087
Diversified Operations - 1.9%
 Donaldson Co., Inc. .....................................     24,400        760
 Ionics, Inc. *  .........................................     16,100        507
 Wesco International, Inc. * .............................     23,600        215
                                                                        --------
                                                                           1,482
Electrical Equipment - 4.6%
 Advanced Energy Industries, Inc.* .......................     24,400      1,007
 Integrated Electrical Services, Inc. * ..................     29,500        288
 LTX Corp. ...............................................     40,500      1,035
 Pentair, Inc. ...........................................     25,700        869
 Zygo Corporation ........................................     13,600        302
                                                                        --------
                                                                           3,501
Electronic Products & Services - 15.6%
 American Superconductor Corp.*  .........................     15,400        397
 Anadigics, Inc.* ........................................     34,300        789
 Anaren Micro Circuits, Inc. .............................     23,300        466

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
SMALL CAP EQUITY FUND

                                                                         Market
    Name of Issuer                                             Shares     Value
                                                                         (000's)
COMMON STOCK - CONTINUED
Electronic Products & Services - Continued
 ASM International N.V. * ................................     26,500   $    526
 BE Semiconductor Industries .............................      7,000         47
 Bookham Technology PLC ..................................     17,000         49
 Cymer, Inc. * ...........................................     27,200        688
 DuPont Photomasks, Inc. .................................      4,600        222
 Electro Scientific Industries, Inc.* ....................     24,900        949
 Electroglas, Inc. * .....................................     38,800        687
 EMCORE Corp. * ..........................................     30,700        944
 Exar, Corp.* ............................................     31,500        622
 FEI Co. .................................................      5,500        226
 GlobeSpan, Inc.* ........................................     20,000        292
 Helix Technology Corp. ..................................     25,900        789
 Microtune, Inc. * .......................................     18,600        409
 Nanometrics, Inc. * .....................................     19,700        542
 Newport Corp. ...........................................     13,000        345
 ON Semiconductor Corp .* ................................     51,400        234
 Parthus Technologies PLC - ADR * ........................      7,200         56
 Power Integrations, Inc. * ..............................     25,300        395
 Sawtek, Inc. * ..........................................     19,600        461
 SpeedFAm-IPEC, Inc. * ...................................     20,800         66
 Therma-Wave, Inc. * .....................................     33,200        633
 Transmeta Corp. .........................................      9,000         50
 TranSwitch Corp. ........................................     18,000        198
 Veeco Instruments Inc. * ................................     10,100        401
 Virata, Corp. ...........................................     37,400        443
                                                                        --------
                                                                          11,926
Energy - Alternative Source - 1.1%
 Massey Energy Co. .......................................     10,100        199
 Rayovac Corp.* ..........................................     19,100        407
 Valence Technology, Inc. * ..............................     37,000        238
                                                                        --------
                                                                             844
Engineering & Construction - 0.5%
 York International Corp. ................................     11,500        403
Financial Services - 2.1%
 American Capital Strategies, Ltd. .......................     30,600        859
 BOK Financial Corp. .....................................     10,000        269
 LendingTree, Inc. 8 .....................................     32,500        207
 Medallion Financial Corp. ...............................     24,000        246
                                                                        --------
                                                                           1,581
Food, Beverage & Tobacco - 3.5%
 Adolph Coors Co. - Cl. B ................................      8,000        401
 Corn Products International, Inc. .......................     19,700        630
 Dreyer's Grand Ice Cream, Inc. ..........................     23,000        642
 Flowers Foods, Inc. * ...................................      4,520        142
 Suiza Foods Corp. * .....................................     15,400        818
                                                                        --------
                                                                           2,633
Health Care Products - 9.0%
 3 Dimensional Pharmaceuticals, Inc.* ....................     14,200        136
 Aclara Biosciences, Inc. * ..............................     14,200        110
 Antigenics, Inc. ........................................     22,800        450
 Aviron * ................................................     10,800        616
 Charles River Laboratories * ............................      9,600        334
 ChromaVision Medical Systems, Inc. * ....................     35,600        179
 Diversa Corp. ...........................................     17,200        350
 Durect Corp. 8 ..........................................     17,100        222
 Exelixis, Inc. * ........................................     41,000        778
 Genaissance Pharmaceuticals, Inc. * .....................     14,800        208
 Heska Corp. * ...........................................     89,900         96
 ILEX Oncology, Inc. * ...................................     19,600        586
 Illumina, Inc. ..........................................     23,500        277
 Lexicon Genetics, Inc.* .................................     18,500        231
 Scios, Inc. 8 ...........................................     12,800        320
 Tanox, Inc.* ............................................     11,400        360
 Trimeris, Inc.* .........................................     14,800        741
 Unilab Corp. ............................................      1,200         30
 Vical, Inc.* ............................................     23,900        334
 ViroPharma, Inc.* .......................................     14,700        500
                                                                        --------
                                                                           6,858
Health Care Services - 2.3%
 Gene Logic, Inc. ........................................     19,700        430
 Kendle International, Inc. * ............................     24,200        485
 LifePoint Hospitals, Inc. * .............................     12,000        531
 Orthodontic Centers of America, Inc. * ..................     10,500        319
                                                                        --------
                                                                           1,765
Insurance - 4.1%
 Everest Re Group, Ltd. ..................................     17,100      1,279
 Fidelity National Financial, Inc. .......................     29,800        732
 First American Financial Corp. ..........................     24,100        456
 W.R. Berkley Corp. ......................................      6,000        249
 Willis Group Holdings, Ltd. .............................      2,700         48
 Zenith National Insurance Corp. .........................     14,000        378
                                                                        --------
                                                                           3,142
Leisure & Recreation - 3.8%
 Cheap Tickets, Inc. * ...................................     40,300        609
 Hotel Reservations Network, Inc. - Cl. A * ..............      5,700        265
 International Speedway Corp. - Cl A .....................     11,200        471
 MeriStar Hospitality Corp. ..............................     18,200        432
 Speedway Motorsports, Inc. * ............................     27,700        698
 World Wrestling Federation
  Entertainment, Inc. ....................................     33,100        457
                                                                        --------
                                                                           2,932
Machinery - 0.6%
 Columbus McKinnon Corp. .................................     25,200        284
 SonoSite, Inc. ..........................................      7,600        147
                                                                        --------
                                                                             431
Media - Publishing - 0.6%
 Banta Corp. .............................................     15,200        445
Media - TV & Radio - 6.8%
 ACTV, Inc. * ............................................      8,200         27

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
SMALL CAP EQUITY FUND

                                                                         Market
    Name of Issuer                                             Shares     Value
                                                                         (000's)
COMMON STOCK - CONTINUED
Media - TV & Radio - Continued
 BHC Communications, Inc. - Cl. A* .......................      2,000   $    278
 Crown Media Holdings, Inc. ..............................     15,100        280
 Entercom Communications Corp.* ..........................      7,200        386
 Entravision Communications - Cl A* ......................     20,000        246
 Insight Communications Company, Inc.8 ...................     28,900        722
 Martha Stewart Living Omnimedia, Inc. - Cl. A* ..........     16,000        370
 Mediacom Communications Corp. * .........................     22,800        319
 Primedia, Inc. ..........................................     73,036        496
 Radio One, Inc. - Cl. D* ................................     34,900        769
 Sirius Satellite Radio Inc. * ...........................     14,600        178
 Westwood One, Inc. * ....................................      9,000        332
 XM Satellite Radio Holdings, Inc. - Cl. A * .............     28,000        454
 Young Broadcasting, Inc. - Cl. A * ......................     10,000        336
                                                                        --------
                                                                           5,193
Metals & Mining - 0.4%
 Kaiser Aluminum Corp. ...................................     78,100        311
Natural Gas Distribution - 1.5%
 Energen Corp. ...........................................     12,600        348
 New Jersey Resources Corp. ..............................      9,800        443
 WGL Holdings, Inc. ......................................     13,000        352
                                                                        --------
                                                                           1,143
Oil & Natural Gas Exploration & Production - 0.2%
 Penzoil-Quaker State Co. ................................     15,000        168
Oil - Equipment & Service - 0.9%
 Hydril Co. * ............................................     10,000        228
 Seacor Smit, Inc. .......................................      9,200        430
                                                                        --------
                                                                             658
Paper & Forest Products - 0.2%
 Caraustar Industries, Inc. ..............................     18,100        167
Real Estate Development - 0.4%
 Trammell Crow Co.* ......................................     25,400        281
Real Estate Investment Trust - 0.8%
 Annaly Mortgage Management, Inc. ........................     24,000        329
 Anthracite Capital, Inc. ................................     21,900        242
                                                                        --------
                                                                             571
Real Estate Operations - 1.2%
 CB Richard Ellis Services, Inc. * .......................     27,200        427
 Insignia Financial Group, Inc. * ........................     39,700        488
                                                                        --------
                                                                             915
Retail - 0.0%
 Galyans Trading Co.,  Inc. ..............................      1,500         31
Retail - Department Stores - 3.6%
 Dollar Thrifty Automotive Group, Inc.* ..................      9,700        233
 Dollar Tree Stores, Inc.* ...............................     36,900      1,027
 Factory 2-U Stores, Inc. * ..............................     14,900        438
 Ruby Tuesday, Inc. ......................................     33,700        576

 School Specialty, Inc.* .................................     17,600        455
                                                                        --------
                                                                           2,729
Retail - Food - 1.3%
 California Pizza Kitchen, Inc. ..........................     17,900        416
 Williams-Sonoma, Inc. ...................................     14,300        555
                                                                        --------
                                                                             971
Shoe & Apparel Manufacturing - 1.5%
 Kellwood Co. ............................................     20,900        483
 Novel Denim Holdings, Ltd. * ............................     16,000        245
 Stride Rite Corp. .......................................     39,300        334
 Tommy Hilfiger Corp. * ..................................      6,000         84
                                                                        --------
                                                                           1,146
Telecommunication Equipment - 3.6%
 Advanced Fibre Communications, Inc. * ...................      8,200        172
 Alliance Fiber Optic Products, Inc.* ....................     34,700        165
 Avanex Corp. * ..........................................     37,000        359
 Cable Design Technologies Corp. .........................     20,000        323
 Carrier Access Corp. ....................................     39,900        239
 Luminent, Inc. * ........................................     32,500        137
 Monolithic Systems Technology, Inc ......................      5,000         55
 Optical Communications Products, Inc* ...................     38,100        405
 Polycom, Inc. ...........................................      9,000        208
 Spectrasite Holdings, Inc. ..............................     14,000        101
 Superior Telecom, Inc. ..................................     39,100        110
 Tier Technologies, Inc. Cl B ............................     23,000        220
 Vitria Technology, Inc. .................................     13,100         45
 WebEx Communications, Inc. * ............................      7,500        200
                                                                        --------
                                                                           2,739
Telecommunication Services - 0.8%
 Aspect Communications Corp. * ...........................     46,400        324
 Emmis Communications Corp. ..............................      8,000        246
 Focal Communications Corp.* .............................     30,900         73
                                                                        --------
                                                                             643
Transportation Services - 3.2%
 America West Holdings Corp. - Cl B * ....................     23,800        237
 Landstar Systems, Inc. ..................................     10,700        728
 SkyWest, Inc. ...........................................      8,200        229
 USFreightways Corp. .....................................     12,700        375
 Werner Enterprises, Inc. ................................     36,000        873
                                                                        --------
                                                                           2,442
                                                                        --------
                                       TOTAL COMMON STOCK-       98.9%    75,366
                                                                        --------

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
SMALL CAP EQUITY FUND

                                                                         Market
    Name of Issuer                                             Shares     Value
                                                                         (000's)
SHORT-TERM INVESTMENTS - 0.7%
 Investment in joint trading account
  3.97% due 07/02/01 .....................................    $   567   $    567
                                                              --------  --------
                                        TOTAL INVESTMENTS-       99.6%    75,933
                          Other Assets & Liabilities, Net-        0.4%       298
                                                              --------  --------
                                               NET ASSETS-      100.0%  $ 76,231
                                                              ========  ========


ADR-American Depository Receipt
* Non-income producing security.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND


                                                                         Market
    Name of Issuer                                           Shares       Value
                                                                         (000's)
COMMON STOCK
Australia - 0.6%
 Brambles Industries,
  Ltd. (DIOP) ............................................     11,553     $  283
 Publishing &
  Broadcasting, Ltd.
  (MEDI) .................................................     48,083        223
                                                                          ------
                                                                             506
Belgium - 0.7%
 Dexia NPV (BANK) ........................................     17,550        279
 Fortis (B) (INSU) .......................................     13,910        336
 UCB SA (HEAL) ...........................................      1,180         41
                                                                          ------
                                                                             656
Brazil - 0.7%
 Compania Brasileira de
  Distribuicao Grupo Pao
  de Acucar - ADR (RETF) .................................      5,800        135
 Petroleo Brasileiro SA*
  (OILX) .................................................      7,000        182
 Telecomunicacoes
  Brasileiras SA - ADR
  (UTIT) .................................................      3,434        161
 Unibanco - Uniao de
  Bancos Brasileiros SA - ................................      3,985        101
  GDR (BANK)                                                              ------
                                                                             579
Canada - 0.3%
 Alcan Aluminum, Ltd.
  (MEDI) .................................................      3,122        131
 Royal Bank of Canada
  (BANK) .................................................      4,280        137
                                                                          ------
                                                                             268
Denmark - 0.1%
 Tele Danmark A/S (TELS) .................................      1,530         55
Finland - 1.4%
 Nokia Oyj (TELS) ........................................     55,320      1,255
France - 13.4%
 Alcatel (TELE) ..........................................     11,330        237
 Altran Technologies SA
  (ENGI) .................................................      1,450         68
 AXA SA (INSU) ...........................................     38,200      1,089
 Banque Nationale de
  Paris (BANK) ...........................................     11,892      1,036
 Canal Plus (MEDI) .......................................        643          2
 Cap Gemini SA (COMM) ....................................      1,888        138
 Compagnie de St. Gobain
  (CONS) .................................................      3,400        462
 Equant (COMP) ...........................................      1,905         34
 Groupe Danone (FOOD) ....................................      1,590        218
 HerMes International
  (RETS) .................................................      1,430        198
 L'Oreal SA (HNBA) .......................................      2,030        131
 Lafarge SA (CONS) .......................................        681         58
 Legrand SA (ELEQ) .......................................      1,864        356
 LVMH (Louis Vuitton Moet
  Hennessy) (FOOD) .......................................      1,910         96
 Orange SA* (TELS) .......................................     34,990        285
 Rhone-Poulenc SA (BANK) .................................     19,509      1,559
 Sanofi-Synthelabo SA*
  (HEAL) .................................................     14,478        951
 Schneider SA (MACH) .....................................      1,621         90
 Societe Generale - Cl. A
  (BANK) .................................................      3,612        214
 Societe Television
  Francaise 1 (MEDI) .....................................     15,375        449
 Sodexho Alliance SA
  (FOOD) .................................................     12,634        591
 STMicroelectronics
  (ETRN) .................................................      9,456        329
 Total Fina SA - Cl. B
  (OILX) .................................................     15,890      2,227
 Vivendi Universal SA
  (DIOP) .................................................     16,113        940
                                                                          ------
                                                                          11,758
Germany - 4.1%
 Allianz AG - Reg. (INSU) ................................      3,128        914
 Aventis SA (HEAL) .......................................      2,288        181
 Bayer AG (CHEM) .........................................      3,835        151
 Bayerische Vereinsbank
  AG (BANK) ..............................................      6,244        309
 Deutsche Bank AG (BANK) .................................     11,493        824
 Deutsche Telekom AG
  (UTIT) .................................................      2,945         67
 E.On AG (DIOP) ..........................................      8,421        442
 Gehe AG (HEAL) ..........................................      5,860        228
 Rhoen-Klinikum AG (HEAL) ................................      1,720         80
 SAP AG (SOFT) ...........................................      2,310        321
 Siemins AG (DIOP) .......................................      1,977        121
                                                                          ------
                                                                           3,638
Hong Kong - 2.5%
 Cheung Kong (Holdings),
  Ltd. (READ) ............................................     44,000        479
 China Telecom (Hong
  Kong), Ltd. (TELS) .....................................    120,000        632
 Henderson Land
  Development Co., Ltd. ..................................
  (READ) .................................................     32,000        142
 HSBC Holdings PLC (BANK) ................................     18,800        222
 Hutchison Whampoa, Ltd. .................................
  (COMM) .................................................     67,900        686
                                                                          ------
                                                                           2,161
India - 0.7%
 Global Tele-Systems,
  Ltd. (TELE) ............................................     14,000         52
 Hindustan Lever Ltd. ....................................
  (CNSU) .................................................     72,000        314
 ICICI, Ltd. (FINL) ......................................     71,484        213
 Reliance Industries,
  Inc. (OILX) ............................................      3,000         24
                                                                          ------
                                                                             603
Israel - 0.1%
 Check Point Software
  Technologies, Ltd.*
  (COMP) .................................................      1,857         94
Italy - 5.6%
 Alleanza Assicurazioni
  (INSU) .................................................     37,170        392
 Assicurazioni Generali
  (INSU) .................................................      7,000        211
 Banca Intel SpA (BANK) ..................................    335,413      1,185
 Banca Nazionale del
  Lavoro (BANK) ..........................................     29,750         93
 Bipop-Carire SpA (BANK) .................................     32,500        122
 ENI SpA (OILS) ..........................................     60,872        743
 Mediaset SpA (MEDI) .....................................     10,000         84
 Mediolanum SpA (INSU) ...................................     18,315        185
 Olivetti SpA (COMM) .....................................    265,152        470
 San Paolo-IMI SpA (BANK) ................................      4,858         62
 Telecom Italia Mobile
  SpA (TELS) .............................................     90,210        460
 Telecom Italia SpA
  (TELS) .................................................     29,900        269
 UniCredito Italiano SpA
  (BANK) .................................................    152,893        657
                                                                          ------
                                                                           4,933

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND


                                                                         Market
    Name of Issuer                                           Shares       Value
                                                                         (000's)
COMMON STOCK - CONTINUED
Japan - 17.3%
 Canon, Inc. (COMM) ......................................     42,000     $1,697
 DDI Corp. (UTIT) ........................................         23        107
 Fanuc, Ltd. (ELEQ) ......................................      5,200        259
 Fuji Television Network,
  Inc. (MEDI) ............................................         42        242
 Fujitsu, Ltd. (ELEQ) ....................................     18,000        189
 Ito-Yokado Co., Ltd.
  (RETS) .................................................      4,000        184
 KAO Corp. (HNBA) ........................................      7,000        174
 Kokuyo Co. (COMM) .......................................      8,000         84
 Kyocera Corp. (ETRN) ....................................      4,600        406
 Marui Co., Ltd. (RETS) ..................................     25,000        361
 Matsushita Communication
  Industries (TELS) ......................................      4,800        219
 Matsushita Electric
  Industrial Co. (ETRN) ..................................     37,000        579
 Mitsui Fudosan Co., Ltd. ................................
  (REAL) .................................................     52,000        560
 Mizuho Holdings, Inc.*
  (BANK) .................................................        180        837
 Murata Manufacturing
  Co., Ltd. (ETRN) .......................................      9,800        651
 NEC Corp. (COMP) ........................................     61,000        824
 Nippon Telegraph &
  Telephone Corp. (UTIT) .................................         89        464
 Nomura Securities Co.,
  Ltd. (FUND) ............................................     42,000        805
 NTT Mobile
  Communications Network,
  Inc. (TELS) ............................................         92      1,601
 Sankyo Co., Ltd. (HEAL) .................................     16,000        289
 Seven-Eleven Japan
  (RETF) .................................................      7,000        273
 Shin-Etsu Chemical Co. ..................................
  (CHEM) .................................................     11,000        404
 Shiseido Co., Ltd. ......................................
  (CHEM) .................................................     18,000        169
 Sony Corp. (ETRN) .......................................     20,800      1,368
 Sumitomo Bank (BANK) ....................................     73,000        603
 Sumitomo Corp. (DIOP) ...................................     28,000        196
 TDK Corp. (COMP) ........................................      3,300        154
 Tokyo Electron, Ltd. ....................................
  (ETRN) .................................................      5,500        333
 Toshiba Corp. (ETRN) ....................................    102,000        539
 UFJ Holdings, Inc.
  (FINL) .................................................         29        156
 Yamanouchi
  Pharmaceutical Co.,
  Ltd. (HEAL) ............................................     13,000        365
                                                                          ------
                                                                          15,092
Luxembourg - 0.1%
 Society Europeenne des
  Satellites (MEDI) ......................................        567         74
Mexico - 1.6%
 Fomento Economico
  Mexicano SA de CV
  (FOOD) .................................................     81,000        344
 Grupo Financiero Banamex
  Accival, SA de CV
  (FINL) .................................................     45,000        117
 Grupo Iusacell SA de CV
  - ADR V* (TELS) ........................................      9,000         62
 Grupo Televisa SA* - GDR
  (OILX) .................................................     15,052        602
 Telefonica S.A. (TELS) ..................................      4,529        169
 Telefonos de Mexico SA -
  ADR (UTIT) .............................................      2,369         83
                                                                          ------
                                                                           1,377

Netherlands - 7.2%
 ABN Amro Holding NV
  (BANK) .................................................      3,526         66
 Akzo Nobel NV (CHEM) ....................................      1,390         59
 ASM Lithography Holding
  NV (COMP) ..............................................     21,180        476
 Elsevier NV (MEDP) ......................................     13,140        164
 Fortis (NL) NV (INSU) ...................................     18,010        438
 ING Groep NV (BANK) .....................................     26,700      1,747
 Koninklije KPN NV (TELS) ................................      2,891         16
 Koninklijke (Royal)
  Philips Electronics
  N.V. (ETRN) ............................................     34,739        922
 Royal Dutch Petroleum
  Co. (OILX) .............................................     16,580        955
 VNU NV (MEDP) ...........................................     30,790      1,044
 Wolters Kluwer NV - CVA
  (MEDP) .................................................     14,805        398
                                                                           6,285
Norway - 0.4%
 Orkla ASA (DIOP) ........................................     13,750        249
 Statoil ASA (OILX) ......................................      8,950         66
                                                                          ------
                                                                             315
Portugal - 0.4%
 Jeronimo Martins, SGPS,
  SA (RETF) ..............................................      7,183         46
 Portugal Telecom, SA
  (TELS) .................................................     41,210        288
                                                                          ------
                                                                             334
Singapore - 0.6%
 United Overseas Bank,
  Ltd. (BANK) ............................................     84,072        531
South Korea - 0.6%
 Samsung Electronics
  (ETRN) .................................................      2,700        399
 Korea Telelecom Corp. -  ADR* (TELS) ....................      4,481         99
                                                                          ------
                                                                             498



Spain - 2.5%
 Banco Bilbao Vizcaya SA
  (BANK) .................................................     65,010        842
 Banco Santander Central
  Hispano SA (BANK) ......................................     50,980        462
 Endesa SA (UTIE) ........................................     17,270        276
 Repsol SA (OILX) ........................................     10,115        167
 Telefonica SA (UTIT) ....................................     32,806        405
                                                                          ------
                                                                           2,152
Sweden - 3.0%
 Electrolux AB - Ser. B
  (APPL) .................................................     11,910        165
 Hennes & Mauritz AB - B
  Shares (RETS) ..........................................     19,680        338
 Nordic Baltic Holding AB
  (BANK) .................................................    121,620        693
 Sandvik AB (MACH) .......................................      3,220         65
 Securitas AB - B Shares
  (COMM) .................................................     52,328        917
 Telefonaktiebolaget LM
  Ericsson AB* (TELE) ....................................     80,300        439
                                                                          ------
                                                                           2,617
Switzerland - 4.3%
 ABB , Ltd. *(ENGI) ......................................     10,748        163
 Adecco SA (COMM) ........................................     17,300        815

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND


                                                                         Market
    Name of Issuer                                           Shares       Value
                                                                         (000's)
COMMON STOCK - CONTINUED
Switzerland - Continued
 Credit Suisse Group -
  Reg. (BANK) ............................................      1,030     $  169
 Nestle SA (FOOD) ........................................      6,720      1,429
 Roche Holdings AG (HEAL) ................................      5,500        396
 UBS AG (BANK) ...........................................      5,422        777
                                                                          ------
                                                                           3,749
Taiwan - 0.5%
 Taiwan Semiconductor
  (ETRN) .................................................    239,400        445
United Kingdom - 24.7%
 Abbey National First
  Capital BV (BANK) ......................................      9,461        166
 AstraZeneca Group PLC
  (HEAL) .................................................     25,013      1,167
 Autonomy Corp. PLC
  *(SOFT)  ...............................................      1,500          9
 BG Group PLC (UTIG) .....................................     13,522         53
 BP Amoco PLC (OILX) .....................................     61,000        502
 British
  Telelecommunications
  PLC (TELS) .............................................     22,000        139
 Cable & Wireless PLC
  (TELS) .................................................     37,270        220
 Cadbury Schwepps PLC
  (FOOD) .................................................     49,606        335
 Celestica, Inc. (TELS) ..................................     11,670        601
 Celltech Group PLC
  *(HEAL)  ...............................................     14,608        247
 Centrica PLC (UTIG) .....................................     30,900         99
 Compass Group PLC*
  (FOOD) .................................................    162,730      1,304
 David S. Smith Holdings
  PLC (OILX) .............................................     18,000         35
 Diageo PLC (FOOD) .......................................     84,512        928
 Dimension Data Holdings
  PLC (SOFT) .............................................     12,500         48
 Electrocomponents PLC
  (ETRN) .................................................     29,070        220
 Flextronics
  International Ltd. .....................................
  (ELEQ) .................................................      7,100        185
 GKN PLC (PART) ..........................................      5,000         48
 GlaxoSmithKline PLC*
  (HEAL) .................................................    135,981      3,830
 Granada Compass PLC
  (DIOP) .................................................    155,558        327
 Hays PLC (DIOP) .........................................     43,876        113
 Hilton Group PLC (LEIS) .................................     20,000         67
 J. Sainsbury PLC (RETF) .................................      1,640         10
 Kingfisher PLC (RETS) ...................................     49,628        269
 Lattice Group* (ETRN) ...................................     35,522         79
 Reckitt Benckiser PLC
  (HNBA) .................................................      2,000         29
 Reed InTELErnational PLC
  (HNBA) .................................................    196,000      1,739
 Rio Tinto PLC - Reg .....................................
  (DIOP) .................................................     47,663        847
 Royal Bank of Scotland
  Group (BANK) ...........................................     84,225      1,859
 Shell Transport &
  Trading Co. PLC (OILX) .................................    227,587      1,894
 SmartForce Public
  Limited Co. - ADR
  (COMP) .................................................      6,166        217
 Standard CharTELEred PLC
  (BANK) .................................................     32,000        411
 Tesco PLC (RETF) ........................................    114,360        413
 Tomkins PLC (DIOP) ......................................     97,506        251
 Unilever PLC (CNSU) .....................................     40,388        341
 United Business MEDIdia
  (MEDP) .................................................     12,193         99
 Vodafone AirTouch PLC
  (TELS) .................................................    677,984      1,504
 WPP Group PLC *(COMM) ...................................     94,580        932
                                                                          ------
                                                                          21,537
United States - 0.1%
 Pohang Iron & Steel Co.,
  Ltd. - ADR (STEE) ......................................      6,153     $  121
                                                                          ------
      TOTAL COMMON STOCK- ................................       93.5%    81,633
                                                                          ------

PREFERRED STOCK
Australia - 0.7%
 News Corp., Ltd. (MEDI) .................................     79,247        637
Brazil - 0.8%
 Petroleo Brasiliero SA - ................................     27,192        637
  Petrobas (OILX)
                                                                          ------
   TOTAL PREFERRED STOCK- ................................        1.5%     1,274
                                                                          ------


RIGHTS
Portugal - 0.0%
 Portugal Telecom (TELS)
 expires 07/09/01 ........................................     41,210          6
                                                                          ------
            TOTAL RIGHTS- ................................        0.0%         6
                                                                          ------

                                                                Par
                                                              Value
                                                            (000's)
SHORT-TERM INVESTMENTS
Investment in joint trading account - 0.9%
Investment in joint trading account
 3.97% due 07/02/01 ......................................   $   827        827


                                                               Shares
Cash Equvalents - 15.4%
 Navigator Securities
  Lending Prime Portfolio**                               13,433,155     13,433
         TOTAL SHORT-TERM
              INVESTMENTS                                       16.3%    14,260
                                                          ----------   --------
       TOTAL INVESTMENTS-                                      111.3%    97,173
           Other Assets &
        Liabilities, Net-                                      (11.3)%   (9,840)
                                                          ----------   --------
              NET ASSETS-                                      100.0%  $ 87,333
                                                          ==========   ========

ADR-American Depository Receipts.
GDR-Global Depository Receipts.
* Non-income producing security.
** Represents investment of security lending collateral.
See notes to financial statements.

+++
SCHEDULE OF INVESTMENTS -- Continued
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND

                                                             Market     % of
                                                Industry      Value   Long-Term
            Industry                          Abbreviation   (000s)  Investments

Bank ........................................      BANK      $16,533       19.9%
Telecommunication Services ..................      TELS        7,880        9.5
Health Care Products ........................      HEAL        7,775        9.4
Oil & Natural Gas Exploration &
 Production .................................      OILX        7,281        8.8
Electronic Products & Services ..............      ETRN        6,270        7.6
Commercial Sevices ..........................      COMM        5,739        7.0
Food, Beverage & Tobacco ....................      FOOD        5,245        6.3
Diversified Operations ......................      DIOP        3,769        4.5
Insurance ...................................      INSU        3,565        4.3
Cosmetic & Personal Care ....................      HNBA        2,073        2.5
Media - TV & Radio ..........................      MEDI        1,842        2.2
Computer Equipment ..........................      COMP        1,799        2.2
Media - Publishing ..........................      MEDP        1,705        2.0
Retail - Department Stores ..................      RETS        1,350        1.6
Telephone ...................................      UTIT        1,287        1.5
Electrical Equipment ........................      ELEQ          989        1.2
Retail - Food ...............................      RETF          877        1.1
Brokerage & Investment
 Management .................................      FUND          805        1.0
Chemicals ...................................      CHEM          783        0.9
Oil .........................................      OILS          743        0.9
Telecommunication Equipment .................      TELE          728        0.9
Consumer Miscellaneous ......................      CNSU          655        0.8
Real Estate Operations ......................      READ          621        0.7
Construction ................................      CONS          520        0.6
Financial Services ..........................      FINL          486        0.6
Computer Software & Services ................      SOFT          378        0.5
Electric Power ..............................      UTIE          276        0.3
Engineering & Construction ..................      ENGI          231        0.3
Household Appliances &
 Furnishings ................................      APPL          165        0.2
Machinery ...................................      MACH          155        0.2
Natural Gas Distribution ....................      UTIG          152        0.2
Steel .......................................      STEE          121        0.1
Leisure & Recreation ........................      LEIS           67        0.1
Auto & Truck Parts ..........................      AUTO           48        0.1
                                                             -------      -----
                                                             $82,913      100.0%
                                                             =======      =====

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
EQUITY INDEX FUND


                                                                         Market
                       Name of Issuer                          Shares     Value
                                                                         (000's)
COMMON STOCK
Aerospace & Defense - 1.4%
 B.F. Goodrich Co. .......................................      4,500     $  171
 Boeing Co. ..............................................     41,568      2,311
 General Dynamics Corp. ..................................      9,300        724
 Honeywell International, Inc. ...........................     37,862      1,325
 Lockheed Martin Corp. ...................................     20,100        745
 Northrop Grumman Corp. ..................................      3,900        312
 Raytheon Co. ............................................     17,400        462
 United Technologies Corp. ...............................     22,400      1,641
                                                                          ------
                                                                           7,691
Auto & Truck Parts - 0.3%
 AutoZone, Inc. * ........................................      5,600        210
 Cooper Tire & Rubber Co. ................................      3,200         45
 Cummins Engine Co., Inc. ................................      1,700         66
 Dana Corp. ..............................................      6,515        152
 Genuine Parts Co. .......................................      8,650        273
 Goodyear Tire & Rubber Co. ..............................      7,600        213
 Johnson Controls, Inc. ..................................      4,100        297
 Paccar, Inc. ............................................      3,300        170
 TRW, Inc. ...............................................      6,200        254
 Visteon Corp. * .........................................      6,166        113
                                                                          ------
                                                                           1,793
Automobile - 0.8%
 Delphi Automotive Systems Corp. .........................     27,069        431
 Ford Motor Co. ..........................................     87,036      2,137
 General Motors Corp. ....................................     26,100      1,679
 Navistar International Corp., Inc. -
    Cl. B ................................................      2,700         76
                                                                          ------
                                                                           4,323
Bank - 6.6%
 AmSouth Bancorp .........................................     16,900        312
 Bank of America Corp. ...................................     75,268      4,518
 Bank of New York Co., Inc. ..............................     34,300      1,646
 Bank One Corp. ..........................................     54,850      1,964
 BB&T Corp. ..............................................     18,800        690
 Charter One Financial, Inc. .............................      9,450        301
 Comerica, Inc. ..........................................      8,500        490
 Fifth Third Bancorp .....................................     27,054      1,625
 First Union Corp. .......................................     46,646      1,630
 FleetBoston Financial Corp. .............................     51,420      2,029
 Golden West Financial Corp. .............................      7,300        469
 Huntington Bancshares, Inc. .............................     12,031        197
 JP Morgan Chase & Co. ...................................     93,150      4,154
 KeyCorp .................................................     20,400        531
 Mellon Financial Corp. ..................................     22,800      1,049
 National City Corp. .....................................     28,500        877
 Northern Trust Corp. ....................................     10,300        644
 PNC Bank Corp. ..........................................     13,900        914
 Regions Financial Corp. .................................     11,200        358
 SouthTrust Corp. ........................................     15,600        406
 State Street Corp. ......................................     15,200        752
 Suntrust Banks, Inc. ....................................     14,100        913
 Synovus Financial Corp. .................................     13,250        416
 Union Planters Corp. ....................................      6,600        288
 US Bancorp ..............................................     90,919      2,072
 Wachovia Corp. ..........................................     10,100        719
 Washington Mutual, Inc. .................................     41,277      1,550
 Wells Fargo & Co. .......................................     80,900      3,756
 Zions Bancorp ...........................................      4,300        254
                                                                          ------
                                                                          35,524
Brokerage & Investment Management - 1.0%
 Bear Stearns Cos., Inc. .................................      5,032        297
 Charles Schwab Corp. ....................................     64,675        989
 Franklin Resources, Inc. ................................     13,000        595
 Morgan Stanley, Dean Witter, Discover &
  Co .....................................................     52,200      3,353
 T. Rowe Price Group, Inc. ...............................      6,100        228
                                                                          ------
                                                                           5,462
Business Services - 0.5%
 Automatic Data Processing, Inc. .........................     29,900      1,486
 H&R Block, Inc. .........................................      4,200        271
 Interpublic Group Cos., Inc. ............................     18,100        531
 Robert Half International, Inc. .........................      8,800        219
                                                                          ------
                                                                           2,507
Chemical - 1.0%
 Air Products & Chemicals, Inc. ..........................     10,500        480
 Ashland, Inc. ...........................................      3,000        120
 Dow Chemical Co. ........................................     42,643      1,418
 E.I. du Pont de Nemours & Co. ...........................     48,982      2,363
 Eastman Chemical Co. ....................................      3,400        162
 Engelhard Corp. .........................................      6,100        157
 Great Lakes Chemical Corp. ..............................      2,300         71
 Hercules, Inc. ..........................................      4,600         52
 Praxair, Inc. ...........................................      7,300        343
 Rohm & Haas Co. .........................................     10,227        337
 Sigma-Aldrich Corp. .....................................      3,700        143
                                                                          ------
                                                                           5,646
Commercial Services - 0.9%
 American Greetings Corp. - Cl. A ........................      2,800         31
 Avery Dennison Corp. ....................................      5,200        265
 Cendant Corp. * .........................................     40,899        798
 Cintas Corp. ............................................      7,900        365
 Concord EFS, Inc. .......................................     11,600        603
 Convergys Corp. * .......................................      8,000        242
 Deluxe Corp. ............................................      3,100         90
 Ecolab, Inc. ............................................      6,500        266
 Equifax, Inc. ...........................................      7,200        264
 Omnicom Group, Inc. .....................................      9,000        774
 Power One, Inc. * .......................................      3,300         55
 Quintiles Transnational Corp. * .........................      6,500        164
 R.R. Donnelley & Sons Co. ...............................      4,800        143
 The Dun & Bradstreet Corp. * ............................      7,700        258

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
EQUITY INDEX FUND


                                                                         Market
                       Name of Issuer                          Shares     Value
                                                                         (000's)
COMMON STOCK - CONTINUED
Commercial Services - Continued
 TMP Worldwide, Inc. .....................................      5,100    $   306
                                                                         -------
                                                                           4,624
Computer Equipment - 5.9%
 Advanced Micro Devices, Inc. ............................     15,700        453
 Apple Computer, Inc. * ..................................     16,000        372
 Compaq Computer Corp. ...................................     79,011      1,224
 Dell Computer Corp. * ...................................    122,500      3,203
 EMC Corp. ...............................................    104,912      3,048
 Gateway, Inc. * .........................................     15,100        248
 Hewlett-Packard Co. .....................................     92,400      2,643
 Intel Corp. .............................................    316,400      9,255
 International Business Machines Corp. ...................     81,700      9,232
 Lexmark International Group, Inc. -
    Cl. A. * .............................................      6,100        410
 Network Appliance, Inc. * ...............................     15,000        206
 Palm, Inc. ..............................................     24,561        149
 Veritas Software Corp. * ................................     19,100      1,271
 Xerox Corp. .............................................     32,500        311
                                                                         -------
                                                                          32,025
Computer Software & Services - 6.7%
 Adobe Systems, Inc. .....................................     11,200        526
 Autodesk, Inc. ..........................................      2,400         90
 BMC Software, Inc. ......................................     11,500        259
 BroadVision, Inc. * .....................................     11,100         56
 Cabletron Systems, Inc. * ...............................      9,400        215
 Citrix Systems, Inc. * ..................................      8,800        307
 Computer Associates International, Inc. ................      26,925        969
 Computer Sciences Corp. * ...............................      8,100        280
 Compuware Corp. * .......................................     17,500        245
 Electronic Data Systems Corp. ...........................     22,300      1,394
 First Data Corp. ........................................     18,500      1,189
 Fiserv, Inc. ............................................      5,600        358
 IMS Health, Inc. ........................................     14,200        405
 Intuit, Inc. * ..........................................      9,600        384
 Mercury Interactive Corp. * .............................      3,600        216
 Microsoft Corp. .........................................    253,500     18,505
 NCR Corp. * .............................................      4,800        226
 Novell, Inc. * ..........................................     14,100         80
 Oracle Corp. * ..........................................    263,500      5,006
 Parametric Technology Corp. * ...........................     11,800        165
 Peoplesoft, Inc. ........................................     14,100        694
 Progressive Corp. .......................................      3,400        460
 Sapient Corp. ...........................................      5,000         49
 Siebel Systems, Inc. * ..................................     21,800      1,022
 Sun Microsystems, Inc. * ................................    154,400      2,427
 Unisys Corp. * ..........................................     16,000        235
 Yahoo!, Inc. * ..........................................     27,400        548
                                                                         -------
                                                                          36,310
Construction - 0.1%
 Stanley Works ...........................................      3,800        159
 Vulcan Materials Co. ....................................      4,800        258
                                                                         -------
                                                                             417
Consumer Miscellaneous - 0.5%
 Black & Decker Corp. ....................................      3,500        138
 Clorox Co. ..............................................     11,100        376
 Dollar General Corp. ....................................     15,646        305
 Fortune Brands, Inc. ....................................      7,300        280
 Harley-Davidson, Inc. ...................................     14,200        669
 Newell Rubbermaid, Inc. .................................     13,116        329
 Parker-Hannifin Corp. ...................................      5,650        240
 Sherwin-Williams Co. ....................................      7,000        155
 Snap-On, Inc. ...........................................      2,500         60
 Tupperware Corp. ........................................      2,500         59
                                                                         -------
                                                                           2,611
Container - 0.1%
 Bemis Co., Inc. .........................................      2,400         96
 Pactiv Corp. * ..........................................      7,400         99
 Sealed Air Corp. * ......................................      3,589        134
                                                                         -------
                                                                             329
Cosmetic & Personal Care - 1.8%
 Alberto-Culver Co. - Cl. B ..............................      2,700        114
 Avon Products, Inc. .....................................     11,700        541
 Colgate-Palmolive Co. ...................................     26,800      1,581
 Gillette Co. ............................................     50,500      1,464
 International Flavors & Fragrances, Inc. ................      4,400        111
 Leggett & Platt, Inc. ...................................      9,900        218
 Procter & Gamble Co. ....................................     60,700      3,873
 Unilever NV - NY Shares .................................     26,782      1,595
                                                                         -------
                                                                           9,497
Diversified Operations - 6.5%
 Amgen, Inc. .............................................     49,300      2,992
 Corning, Inc. ...........................................     43,100        720
 Costco Wholesale Corp. * ................................     21,000        863
 Crane Co. ...............................................      2,950         91
 Danaher Corp. ...........................................      6,800        381
 Eaton Corp. .............................................      3,100        217
 General Electric Co. ....................................    468,000     22,815
 Illinois Tool Works, Inc. ...............................     14,100        893
 ITT Industries, Inc. ....................................      4,200        186
 National Service Industries, Inc. .......................      1,700         38
 Pall Corp. ..............................................      5,300        125
 PPG Industries, Inc. ....................................      7,900        415
 Textron, Inc. ...........................................      6,700        369
 Tyco International, Ltd. ................................     90,930      4,956
 W.W. Grainger, Inc. .....................................      4,700        193
                                                                         -------
                                                                          35,254
Electric Power - 2.8%
 AES Corp. * .............................................     24,900      1,072
 Allegheny Energy, Inc. ..................................      5,800        280
 Ameren Corp. ............................................      6,500        278

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
EQUITY INDEX FUND


                                                                         Market
                        Name of Issuer                         Shares     Value
                                                                         (000's)
COMMON STOCK - CONTINUED
Electric Power - Continued
 American Electric Power Co. .............................     15,260    $   705
 Calpine Corp. * .........................................     14,300        541
 Cinergy Corp. ...........................................      7,500        262
 CMS Energy Corp. ........................................      5,700        159
 Consolidated Edison, Inc. ...............................     10,100        402
 Dominion Resources, Inc. ................................     11,994        721
 DTE Energy Co. ..........................................      8,000        372
 Duke Energy Co. .........................................     36,488      1,423
 Edison International ....................................     14,300        159
 Emerson Electric Co. ....................................     20,100      1,216
 Entergy Corp. ...........................................     10,500        403
 Exelon Corp. ............................................     15,150        971
 Firstenergy Corp. .......................................     11,200        360
 FPL Group, Inc. .........................................      8,300        500
 GPU, Inc. ...............................................      6,100        214
 Mirant Corp. ............................................     15,868        546
 Niagara Mohawk Holdings, Inc. ...........................      7,800        138
 NiSource, Inc. ..........................................      9,149        250
 PG&E Corp. ..............................................     19,900        223
 Pinnacle West Capital Corp. .............................      4,400        209
 PPL Corp. ...............................................      6,900        380
 Progress Energy, Inc. ...................................      9,556        429
 Public Services Enterprise Group, Inc. ..................     10,100        494
 Reliant Energy, Inc. ....................................     14,224        458
 Southern Co. ............................................     32,000        744
 TXU Corp. ...............................................     12,312        593
 Xcel Energy, Inc. .......................................     15,550        442
                                                                         -------
                                                                          14,944
Electrical Equipment - 0.2%
 American Power Conversion ...............................      8,300        131
 Best Buy Co., Inc. ......................................      9,700        616
 Cooper Industries, Inc. .................................      4,000        158
 Molex, Inc. .............................................      9,550        349
                                                                         -------
                                                                           1,254
Electronic Products & Services - 3.9%
 Agilent Technologies, Inc. * ............................     21,374        695
 Altera Corp. * ..........................................     18,600        539
 Analog Devices, Inc. * ..................................     17,200        744
 Applera Corporation - Applied Biosystems
  Group ..................................................     10,000        268
 Applied Materials, Inc. * ...............................     38,400      1,885
 Applied Micro Circuits Corp. * ..........................     14,100        243
 Ball Corp. ..............................................      1,400         67
 Broadcom Corp. - Cl. A. * ...............................     12,900        552
 Cisco Systems, Inc. * ...................................    344,000      6,261
 Conexant Systems, Inc. * ................................     10,500         94
 Jabil Circuit, Inc. * ...................................      9,000        278
 KLA-Tencor Corp. * ......................................      8,700        509
 LSI Logic Corp. * .......................................     17,200        323
 Maxim Integrated Products, Inc. * .......................     15,100        668
 Motorola, Inc. ..........................................    103,895      1,720
 National Semiconductor Corp. * ..........................      8,700        253
 Novellus Systems, Inc. * ................................      6,500        369
 PerkinElmer, Inc. .......................................      5,000        138
 QLogic Corp. * ..........................................      4,600        296
 Rockwell International Corp. * ..........................      8,900        339
 Sanmina Corp. ...........................................     14,100        330
 Solectron Corp. * .......................................     30,200        553
 Tektronix, Inc. .........................................      4,000        109
 Teradyne, Inc. * ........................................      8,200        271
 Texas Instruments, Inc. .................................     82,100      2,586
 Thomas & Betts Corp. ....................................      2,500         55
 Vitesse Semiconductor Corp. * ...........................      9,100        191
 Xilinx, Inc. * ..........................................     15,300        631
                                                                         -------
                                                                          20,967
Energy - Alternative Source - 0.4%
 Dynegy, Inc. - Cl.A .....................................     15,100        702
 El Paso Corp. ...........................................     24,362      1,280
                                                                         -------
                                                                           1,982
Engineering & Construction - 0.0%
 Fluor Corp. * ...........................................      3,300        149
Financial Services - 1.8%
 American Express Co. ....................................     63,000      2,444
 Household International, Inc. ...........................     22,166      1,478
 Lehman Brothers Holdings, Inc. ..........................     11,700        910
 Merrill Lynch & Co., Inc. ...............................     39,300      2,329
 Paychex, Inc. ...........................................     17,950        718
 Pitney Bowes, Inc. ......................................     11,800        497
 Providian Financial Corp. * .............................     13,700        811
 Stillwell Financial, Inc. ...............................     10,900        366
                                                                         -------
                                                                           9,553
Food, Beverage & Tobacco - 4.3%
 Adolph Coors Co. - Cl. B ................................      1,600         80
 Anheuser-Busch Cos., Inc. ...............................     42,800      1,763
 Archer Daniels Midland Co. ..............................     30,266        394
 Brown-Forman Corp. - Cl. B ..............................      3,300        211
 Campbell Soup Co. .......................................     19,700        507
 Coca-Cola Co. ...........................................    117,600      5,292
 Coca-Cola Enterprises, Inc. .............................     20,300        332
 ConAgra, Inc. ...........................................     25,700        509
 General Mills, Inc. .....................................     13,500        591
 H.J. Heinz Co. ..........................................     16,100        658
 Hershey Foods Corp. .....................................      6,600        407
 Kellogg Co. .............................................     19,600        569
 Pepsi Bottling Group, Inc. ..............................      6,400        257
 PepsiCo, Inc. ...........................................     68,600      3,032
 Philip Morris Cos., Inc. ................................    103,300      5,243
 Quaker Oats Co. .........................................      6,400        584
 Ralston-Ralston Purina Group ............................     14,300        429
 Sara Lee Corp. ..........................................     37,700        714
 SuperValu, Inc. .........................................      5,600         98
 Sysco Corp. .............................................     31,800        863
 UST, Inc. ...............................................      8,300        240

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
EQUITY INDEX FUND


                                                                         Market
                       Name of Issuer                          Shares     Value
                                                                         (000's)
COMMON STOCK - CONTINUED
Food, Beverage & Tobacco - Continued
 Wm. Wrigley Jr. Co. .....................................     10,600    $   497
                                                                         -------
                                                                          23,270
Health Care Products - 11.0%
 Abbott Laboratories .....................................     73,200      3,514
 Allergan, Inc. ..........................................      6,200        530
 American Home Products Corp. ............................     62,000      3,623
 Bausch & Lomb, Inc. .....................................      2,200         80
 Baxter International, Inc. ..............................     28,200      1,382
 Becton, Dickinson & Co. .................................     11,700        419
 Biomet, Inc. ............................................      8,550        411
 Boston Scientific Corp. * ...............................     19,100        325
 Bristol-Myers Squibb Co. ................................     91,300      4,775
 C.R. Bard, Inc. .........................................      2,200        125
 Cardinal Health, Inc. ...................................     21,350      1,473
 Chiron Corp. * ..........................................      9,200        469
 Eli Lilly & Co. .........................................     52,700      3,900
 Forest Laboratories, Inc. * .............................      8,500        603
 Guidant Corp. * .........................................     14,700        529
 Johnson & Johnson .......................................    143,378      7,169
 King Pharmaceuticals, Inc. * ............................      8,300        446
 McKesson HBOC, Inc. .....................................     13,233        491
 MedImmune, Inc. * .......................................     10,000        472
 Medtronic, Inc. .........................................     57,500      2,646
 Merck & Co., Inc. .......................................    107,800      6,889
 Millipore Corp. .........................................      1,900        118
 Pfizer, Inc. ............................................    297,175     11,902
 Pharmacia Corp. .........................................     61,805      2,840
 Schering-Plough Corp. ...................................     69,300      2,511
 Stryker Corp. ...........................................      9,000        494
 UnitedHealth Group, Inc. ................................     15,300        945
 Watson Pharmaceuticals, Inc. * ..........................      4,800        296
                                                                         -------
                                                                          59,377
Health Care Services - 0.6%
 Biogen, Inc. * ..........................................      7,100        386
 HCA-The Healthcare Corp. ................................     25,750      1,164
 Healthsouth Corp. * .....................................     19,800        316
 Humana, Inc. * ..........................................      7,200         71
 Manor Care, Inc. * ......................................      4,400        140
 St. Jude Medical, Inc. ..................................      4,200        252
 Tenet Healthcare Corp. * ................................     15,400        794
 Wellpoint Health Networks, Inc. * .......................      3,200        301
                                                                         -------
                                                                           3,424
Household Appliances & Furnishings - 0.1%
 Maytag Corp. ............................................      3,500        102
 Whirlpool Corp. .........................................      3,100        194
                                                                         -------
                                                                             296
Housing - 0.1%
 Centex Corp. ............................................      2,800        114
 Masco Corp. .............................................     21,600        539
 Pulte Corp. .............................................      2,200         94
                                                                         -------
                                                                             747
Insurance - 4.1%
 Aetna US Healthcare, Inc. * .............................      6,700        173
 AFLAC, Inc. .............................................     24,900        784
 Allstate Corp. ..........................................     34,600      1,522
 Ambac Financial Group, Inc. .............................      5,000        291
 American General Corp. ..................................     23,842      1,108
 American International Group, Inc. ......................    109,729      9,437
 Aon Corp. ...............................................     11,900        417
 Chubb Corp. .............................................      8,300        643
 Cigna Corp. .............................................      7,200        690
 Cincinnati Financial Corp. ..............................      7,900        312
 Conseco, Inc. ...........................................     15,391        210
 Hartford Financial Services Group, Inc. .................     11,100        759
 Jefferson-Pilot Corp. ...................................      7,575        366
 John Hancock Financial Services .........................     14,400        580
 Lincoln National Corp. ..................................      9,000        466
 Marsh & McLennan Cos., Inc. .............................     13,100      1,323
 MBIA, Inc. ..............................................      7,100        395
 Metlife, Inc. ...........................................     35,700      1,106
 MGIC Investment Corp. ...................................      4,900        356
 Safeco Corp. ............................................      6,100        180
 St. Paul Cos., Inc. .....................................     10,214        518
 Torchmark, Inc. .........................................      6,300        253
 UnumProvident Corp. .....................................     11,720        376
                                                                         -------
                                                                          22,265
Leisure & Recreation - 0.7%
 Brunswick Corp. .........................................      3,800         91
 Carnival Corp. ..........................................     27,300        838
 Eastman Kodak Co. .......................................     13,300        621
 Harrah's Entertainment, Inc. * ..........................      5,200        183
 Hasbro, Inc. ............................................      7,125        103
 Hilton Hotels Corp. .....................................     17,500        203
 Loews Corp. .............................................      9,200        593
 Mattel, Inc. ............................................     20,900        395
 Sabre Group Holdings, Inc. * ............................      6,274        314
 Starwood Hotels & Resorts Worldwide, Inc. ...............      8,900        332
                                                                         -------
                                                                           3,673
Machinery - 0.4%
 Caterpillar, Inc. .......................................     16,500        826
 Deere & Co. .............................................     10,700        405
 Dover Corp. .............................................      9,500        358
 FMC Corp. * .............................................      1,400         96
 Ingersoll-Rand Co. ......................................      7,800        321
 McDermott International, Inc. ...........................      2,100         25
 Thermo Electron Corp. * .................................      8,600        189
                                                                         -------
                                                                           2,220

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
EQUITY INDEX FUND


                                                                         Market
                         Name of Issuer                        Shares     Value
                                                                         (000's)
COMMON STOCK - CONTINUED
Media - Publishing - 0.4%
 Dow Jones & Co., Inc. ...................................      4,400    $   263
 Gannett Co., Inc. .......................................     12,300        810
 Knight-Ridder, Inc. .....................................      3,300        196
 Meredith Corp. ..........................................      2,200         79
 New York Times Co. - Cl. A ..............................      7,300        306
 Tribune Co. .............................................     14,265        571
                                                                         -------
                                                                           2,225
Media - TV & Radio - 4.3%
 AOL Time Warner, Inc. * .................................    208,550     11,053
 Clear Channel Communications, Inc. ......................     27,800      1,743
 Comcast Corp. - Cl. A ...................................     44,600      1,936
 McGraw-Hill Cos., Inc. ..................................      9,200        609
 The Walt Disney Co. .....................................     98,500      2,846
 Univision Communications, Inc. -
 Cl. A.* .................................................      9,500        406
 Viacom, Inc. - Cl. B. * .................................     83,562      4,324
                                                                         -------
                                                                          22,917
Metal Production & Fabrication - 0.0%
 Timken Co. ..............................................      2,900         49
 Worthington Industries, Inc. ............................      3,700         50
                                                                         -------
                                                                              99
Metals & Mining - 0.9%
 Alcan Aluminum, Ltd. ....................................     15,000        630
 Alcoa, Inc. .............................................     41,088      1,619
 Inco, Ltd. ..............................................      9,400        162
 Minnesota Mining & Manufacturing Co. ....................     18,800      2,145
 Newmont Mining Corp. ....................................      9,401        175
 Phelps Dodge Corp. ......................................      3,396        141
                                                                         -------
                                                                           4,872
Natural Gas Distribution - 0.5%
 Enron Corp. .............................................     35,500      1,740
 KeySpan Corp. ...........................................      6,400        233
 Nicor, Inc. .............................................      2,000         78
 Peoples Energy Corp. ....................................      1,900         76
 Williams Cos., Inc. .....................................     22,600        745
                                                                         -------
                                                                           2,872
Oil - 1.3%
 Baker Hughes, Inc. ......................................     15,600        522
 ONEOK, Inc. .............................................      2,400         47
 Royal Dutch Petroleum Co. - NY
 Shares ..................................................    100,800      5,874
 Tosco Corp. .............................................      7,100        313
                                                                         -------
                                                                           6,756
Oil & Natural Gas Exploration & Production - 4.8%
 Amerada Hess Corp. ......................................      4,200        340
 Anadarko Petroleum Corp. ................................     11,662        630
 Apache Corp. ............................................      5,700        289
 Burlington Resources, Inc. ..............................     10,510        420
 Chevron Corp. ...........................................     30,400      2,751
 Conoco, Inc. - Cl. B ....................................     29,145        842
 Devon Energy Corp. ......................................      6,000        315
 EOG Resources, Inc. .....................................      5,600        199
 Exxon Mobil Corp. .......................................    162,455     14,191
 Kerr-McGee Corp. ........................................      4,470        296
 Kinder Morgan, Inc. .....................................      5,400        271
 Noble Drilling Corp. * ..................................      6,600        216
 Occidental Petroleum Corp. ..............................     18,200        484
 Phillips Petroleum Co. ..................................     11,900        678
 Rowan Cos., Inc. * ......................................      4,000         89
 Sempra Energy ...........................................      9,704        265
 Sunoco, Inc. ............................................      3,800        139
 Texaco, Inc. ............................................     26,100      1,738
 Transocean Sedco Forex, Inc. ............................     15,236        629
 Unocal Corp. ............................................     11,400        389
 USX-Marathon Group ......................................     14,500        428
                                                                         -------
                                                                          25,599
Oil - Equipment & Service - 0.5%
 Halliburton Co. .........................................     20,600        734
 Nabors Industries, Inc. * ...............................      7,100        264
 Schlumberger, Ltd. ......................................     27,200      1,432
                                                                         -------
                                                                           2,430
Paper & Forest Products - 0.7%
 Boise Cascade Corp. .....................................      2,500         88
 Georgia-Pacific Corp. ...................................     10,526        356
 International Paper Co. .................................     22,467        802
 Kimberly-Clark Corp. ....................................     25,000      1,398
 Louisiana-Pacific Corp. .................................      4,600         54
 Mead Corp. ..............................................      4,400        120
 Potlatch Corp. ..........................................      1,200         41
 Temple-Inland, Inc. .....................................      2,200        117
 Westvaco Corp. ..........................................      4,300        105
 Weyerhaeuser Co. ........................................     10,500        577
 Willamette Industries, Inc. .............................      5,400        267
                                                                         -------
                                                                           3,925
Personal & Commercial Lending - 2.8%
 Capital One Financial Corp. .............................     10,200        612
 Citigroup, Inc. .........................................    236,790     12,512
 Countrywide Credit Industries, Inc. .....................      5,500        252
 MBNA Corp. ..............................................     40,575      1,337
 USA Education, Inc. .....................................      7,900        577
                                                                         -------
                                                                          15,290
Pollution Control - 0.2%
 Allied Waste Industries, Inc. * .........................      8,600        161
 Waste Management, Inc. ..................................     29,057        895
                                                                         -------
                                                                           1,056
Precious Metals/Gems/Stones - 0.1%
 Barrick Gold Corp. ......................................     19,300        292

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
EQUITY INDEX FUND


                                                                         Market
                        Name of Issuer                         Shares     Value
                                                                         (000's)
COMMON STOCK - CONTINUED
Precious Metals/Gems/Stones - Continued
 Freeport-McMoRan Copper & Gold, Inc. -
  Cl. B ..................................................      6,300    $    70
 Homestake Mining Co. ....................................     11,100         86
 Placer Dome, Inc. .......................................     14,100        138
                                                                         -------
                                                                             586
Real Estate Development - 0.0%
 KB Home .................................................      2,100         63
Real Estate Investment Trust - 0.1%
 Marriott International, Inc. - Cl. A ....................     11,800        559
Retail - Department Stores - 4.7%
 Bed Bath & Beyond, Inc. * ...............................     13,100        409
 Circuit City Stores, Inc. ...............................      8,700        157
 Dillard's, Inc. - Cl. A .................................      3,600         55
 Federated Department Stores, Inc. * .....................      9,200        391
 Gap, Inc. ...............................................     41,075      1,191
 Harcourt General, Inc. ..................................      3,500        204
 Home Depot, Inc. ........................................    109,650      5,104
 J.C. Penney Co., Inc. ...................................     12,400        327
 K-mart Corp. * ..........................................     22,900        263
 Kohl's Corp. ............................................     15,500        972
 Limited, Inc. ...........................................     20,052        331
 Lowe's Cos., Inc. .......................................     18,200      1,320
 May Department Stores Co. ...............................     13,950        478
 Nordstrom, Inc. .........................................      7,000        130
 Office Depot, Inc. ......................................     12,900        134
 RadioShack Corp. ........................................      8,800        268
 Sears, Roebuck & Co. ....................................     15,500        656
 Staples, Inc. * .........................................     20,750        332
 Target Corp. ............................................     42,600      1,474
 Tiffany & Co. ...........................................      6,900        250
 TJX Cos., Inc. ..........................................     13,400        427
 Toys "R" Us, Inc. * .....................................      9,300        230
 Wal-Mart Stores, Inc. ...................................    210,400     10,268
                                                                         -------
                                                                          25,371
Retail - Drug Stores - 0.4%
 CVS Corp. ...............................................     18,300        706
 Longs Drug Stores Corp. .................................      1,900         41
 Walgreen Co. ............................................     48,200      1,646
                                                                         -------
                                                                           2,393
Retail - Food - 1.0%
 Albertson's, Inc. .......................................     19,177        575
 Darden Restaurants, Inc. ................................      5,300        148
 McDonald's Corp. ........................................     61,800      1,672
 Safeway, Inc. * .........................................     24,200      1,162
 Starbucks Corp. * .......................................     17,400        400
 The Kroger Co. * ........................................     39,200        980
 Tricon Global Restaurants, Inc. * .......................      7,050        310
 Wendy's International, Inc. .............................      4,900        125
 Winn-Dixie Stores, Inc. .................................      6,700        175
                                                                         -------
                                                                           5,547

Retailers - Broadline - 0.0%
 Big Lots, Inc. ..........................................      5,300         73
Shoe & Apparel Manufacturing - 0.2%
 Liz Claiborne, Inc. .....................................      2,300        116
 Nike, Inc. - Cl. B ......................................     12,400        520
 Reebok International, Ltd. ..............................      2,400         77
 V.F. Corp. ..............................................      5,800        211
                                                                         -------
                                                                             924
Steel - 0.1%
 Allegheny Technologies, Inc. ............................      3,750         68
 Nucor Corp. .............................................      3,600        176
 USX-U.S. Steel Group, Inc. ..............................      3,800         76
                                                                         -------
                                                                             320
Telecommunication Equipment - 1.6%
 ADC Telecommunications, Inc. * ..........................     36,700        242
 Andrew Corp. * ..........................................      3,450         64
 Comverse Technology, Inc. ...............................      7,700        440
 JDS Uniphase Corp. * ....................................     60,900        761
 Linear Technology Corp. .................................     14,800        654
 Lucent Technologies, Inc. ...............................    161,925      1,004
 Micron Technology, Inc. .................................     27,700      1,139
 Nortel Networks Corp. ...................................    151,000      1,373
 Qualcomm, Inc. * ........................................     36,100      2,111
 Scientific-Atlanta, Inc. ................................      7,400        300
 Symbol Technologies, Inc. ...............................     10,300        229
 Tellabs, Inc. * .........................................     19,200        372
                                                                         -------
                                                                           8,689
Telecommunication Services - 2.1%
 Avaya , Inc. * ..........................................     14,102        193
 Citizens Communications Co. .............................     14,400        173
 Global Crossing, Ltd. * .................................     41,490        358
 Nextel Communications, Inc. - Cl. A. * ..................     36,700        642
 Sprint PCS (PCS Group). * ...............................     43,500      1,051
 Verizon Communications ..................................    127,174      6,804
 WorldCom, Inc. * ........................................    136,477      1,938
                                                                         -------
                                                                          11,159
Telephone - 3.4%
 Alltel Corp. ............................................     14,600        894
 AT&T Corp. ..............................................    161,707      3,558
 BellSouth Corp. .........................................     88,600      3,568
 CenturyTel, Inc. ........................................      7,100        215
 Constellation Energy Group ..............................      7,500        319
 Qwest Communications International, Inc. ................     78,462      2,501
 SBC Communications, Inc. ................................    158,297      6,341
 Sprint Corp. ............................................     42,400        906
                                                                         -------
                                                                          18,302
Transportation Services - 0.7%
 AMR Corp. * .............................................      7,500        271
 Burlington Northern Santa Fe Corp. ......................     18,900        570

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
EQUITY INDEX FUND


                                                                         Market
                      Name of Issuer                          Shares      Value
                                                                         (000's)
COMMON STOCK - CONTINUED
Transportation Services - Continued
 CSX Corp. ...............................................     9,900     $  359
 Delta Air Lines, Inc. ...................................     5,800        256
 Fedex Corp. * ...........................................    14,300        575
 Norfolk Southern Corp. ..................................    18,000        372
 Ryder System, Inc. ......................................     2,600         51
 Southwest Airlines Co. ..................................    35,250        652
 U.S. Airways Group, Inc. * ..............................     2,900         70
 Union Pacific Corp. .....................................    11,600        637
                                                                        -------
                                                                          3,813
U.S. Government Agencies - 1.2%
 Federal Home Loan Mortgage Corp. ........................    33,000      2,310
 Federal National Mortgage Assoc .........................    46,900      3,994
                                                                        -------
                                                                          6,304
                                                                        -------
                       TOTAL COMMON STOCK- ...............      96.5%   520,278
                                                                        -------
                                                               Par
                                                              Value
                                                             (000's)
SHORT-TERM INVESTMENTS
Investment in joint trading account
 3.97% due 07/02/01 ......................................  $ 17,751     17,751
U.S. Treasury Bills
 3.435% due 09/13/01# ....................................     1,245      1,236
                                                            --------   --------
                          TOTAL SHORT-TERM
                              INVESTMENTS- ...............       3.5%    18,987
                                                            --------   --------
                        TOTAL INVESTMENTS- ...............     100.0%   539,265
          Other Assets & Liabilities, Net- ...............      (0.0)%     (118)
                                                            --------   --------
                               NET ASSETS- ...............     100.0%  $539,147
                                                            ========   ========

* Non-income producing security.
# All or a portion of the principle amount of this security was pledged to cover initial margin requirements for open future contracts.
See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND


                                                                 Par     Market
                      Name of Issuer                            Value     Value
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS
Aerospace & Defense - 1.6%
 Argo-Tech Corp.
 8.625% due 10/01/07 .....................................        415    $   371
 K&F Industries, Inc. - Sr. Sub. Notes
 9.25% due 10/15/07 ......................................        225        232
                                                                         -------
                                                                             603
Asset Backed - 0.4%
 Hayes Lemmerz International , Inc.
     Sr. Notes 144A
 11.875% due 06/15/06 ....................................        150        148
Auto & Truck Parts - 5.0%
 Accuride Corp. - Sr. Sub. Notes
 9.25% due 02/01/08 ......................................        375        248
 Delco Remy International, Inc.
 10.625% due 08/01/06 ....................................        195        198
 Delco Remy International, Inc. - Sr Notes
 8.625% due 12/15/07 .....................................         50         49
 Dura Operating Corp.
 9.0% due 05/01/09 .......................................        235        217
 Federal Mogul Corp.
 7.5% due 01/15/09 .......................................        750         90
 Federal Mogul Corp. - Sr. Notes
 8.8% due 04/15/07 .......................................        100         13
 Hayes Lemmerz International, Inc.
 9.125% due 07/15/07 .....................................        575        431
 Hayes Lemmerz International, Inc. - Ser. B
 9.125% due 07/15/07 .....................................          5          4
 LDM Technologies, Inc.
 10.75% due 01/15/07 .....................................        135         81
 Lear Corp. - Ser. B
 7.96% due 05/15/05 ......................................        140        141
 8.11% due 05/15/09 ......................................        300        298
 Lear Corp. - Sub. Notes
 9.5% due 07/15/06 .......................................        100        104
 Numatics, Inc. - Ser. B
 9.625% due 04/01/08 .....................................        100         63
                                                                         -------
                                                                           1,937
Automobile - 0.5%
 Navistar International Corp.- Sr Notes 144A
 9.375% due 06/01/06 .....................................         35         35
 Navistar International - Sr. Sub Notes Ser. B
 8.0% due 02/01/08 .......................................        150        140
                                                                         -------
                                                                             175
Bank - 0.3%
 Western Financial Bank - Sub.
 8.875% due 08/01/07 .....................................        125        118
Business Services - 0.2%
 Express Scripts, Inc. - Sr. Notes
 9.625% due 06/15/09 .....................................         80         87

Chemical - 3.5%
 Acetex Corp. - Sr. Notes
 9.75% due 10/01/03 ......................................        120        120
 Georgia Gulf Corp.
 10.375% due 11/01/07 ....................................        400        400
 Lyondell Chemical Co.
 9.875% due 05/01/07 .....................................        345        345
 Lyondell Chemical Co. - Debs
 9.8% due 02/01/20 .......................................        110        107
 Lyondell Chemical Co. - Sec. Notes Ser. A
 9.625% due 05/01/07 .....................................        100        100
 PCI Chemicals Canada, Inc.
 9.25% due 10/15/07 ......................................         90         43
 PMD Group, Inc. 144A
 11.0% due 02/28/11 ......................................         15         15
 Sterling Chemicals, Inc. - Ser. B
 12.375% due 07/15/06 ....................................        125        103
 Texas Petrochemical Corp. - Sr. Sub.
  Notes
 11.125% due 07/01/06 ....................................        150        133
                                                                         -------
                                                                           1,366
Chemicals - 0.2%
 Hexcel Corp. Sr. Sub Notes 144A
 9.75% due 01/15/09 ......................................         85         82
Coal - 0.7%
 P&L Coal Holdings Corp.
 9.625% due 05/15/08 .....................................        242        254
Commercial Services - 3.1%
 Allied Waste North America
 10.0% due 08/01/09 ......................................        450        464
 American Color Graphics, Inc.
 12.75% due 08/01/05 .....................................        250        245
 Pierce Leahy Command Co.
 8.125% due 05/15/08 .....................................         75         75
 Pierce Leahy Corp. - Sr. Sub. Notes
 9.125% due 07/15/07 .....................................        220        222
 Waste Management, Inc.
 6.875% due 05/15/09 .....................................        200        194
                                                                         -------
                                                                           1,200
Computer Equipment - 0.5%
 Seagate Technology, Inc. 144A
 12.5% due 11/15/07 ......................................        210        208
Computer Software & Services - 1.2%
 Concentric Network Corp. - Sr. Notes
 12.75% due 12/15/07 .....................................        150         51
 Exodus Communications, Inc.
 10.75% due 12/15/09 .....................................        300        102
 Exodus Communications, Inc. - Sr Notes
 11.25% due 07/01/08 .....................................        150         52
 11.625% due 07/15/10 ....................................        650        231
 PSINet, Inc. - Sr. Notes
 10.0% due 02/15/05 ......................................        200         13

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND


                                                                 Par     Market
                       Name of Issuer                           Value     Value
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - CONTINUED
Computer Software & Services - Continued
 PSINet, Inc. - Sr. Notes
 11.0% due 08/01/09 ......................................         50    $     3
 11.5% due 11/01/08 ......................................        375         24
                                                                         -------
                                                                             476
Construction - 0.4%
 Beazer Homes USA , Inc. - Sr. Notes
 8.625% due 05/15/11 .....................................        115        116
 Kansas City Southern Railway Co.
 9.5% due 10/01/08 .......................................         25         26
                                                                         -------
                                                                             142
Consumer Miscellaneous - 2.0%
 Hasbro, Inc. - Notes
 7.95% due 03/15/03 ......................................         83         80
 8.5% due 03/15/06 .......................................         34         33
 Lin Holdings Corp. - Sr. Disc. Notes
 1.0% due 03/01/08 .......................................        750        579
 Resolution Performance Products - Sr. Sub Notes
 13.5% due 11/15/10 ......................................         65         70
                                                                         -------
                                                                             762
Container - 3.8%
 BWAY Corp. - Ser. B
 10.25% due 04/15/07 .....................................        175        166
 Crown Cork & Seal Co., Inc. - Notes
 8.375% due 01/15/05 .....................................        175         72
 Gaylord Container Corp. - Sr. Notes Ser. B
 9.375% due 06/15/07 .....................................        645        407
 Owens-Illinois Inc.
 7.85% due 05/15/04 ......................................        165        130
 Owens-Ilinois, Inc. - Debs
 7.5% due 05/15/10 .......................................        210        149
 Stone Container Corp.
 9.75% due 02/01/11 ......................................        350        356
 Stone Container Corp. - Sr. Notes 144A
 9.25% due 02/01/08 ......................................        200        203
                                                                         -------
                                                                           1,483
Diversified Operations - 1.0%
 Consumers International - Sr. Notes
 10.25% due 04/01/05 .....................................        350        112
 Pacifica Papers, Inc. - Sr. Notes
 10.0% due 03/15/09 ......................................         50         53
 Roller Bearing Co. America, Inc. - Ser. B
 9.625% due 06/15/07 .....................................         30         28
 SCG Holdings Corp.
 12.0% due 08/01/09 ......................................        229        144
 Westinghouse Air Brake Co. - Sr Notes
 9.375% due 06/15/05 .....................................         45         45
                                                                         -------
                                                                             382
Electric Power - 3.9%
 AES Corp. - Sr. Notes
 8.875% due 02/15/11 .....................................        485        473
 Calpine Corp. - Sr. Notes
 8.5% due 02/15/11 .......................................        600        577
 8.625% due 08/15/10 .....................................        100         97
 CMS Energy Corp. Sr. Notes
 7.5% due 01/15/09 .......................................        200        186
 Western Resources, Inc.
 7.125% due 08/01/09 .....................................         15         14
 Western Resources, Inc. - Sr. Notes
 6.875% due 08/01/04 .....................................        180        172
                                                                         -------
                                                                           1,519
Electrical Equipment - 2.0%
 Amkor Technologies, Inc.
 9.25% due 05/01/06 ......................................         50         48
 9.25% due 02/15/08 ......................................        475        446
 Amkor Technologies, Inc. - Sr. Sub Notes
 10.5% due 05/01/09 ......................................        175        165
 Wesco Distribution, Inc. - Ser. B
 9.125% due 06/01/08 .....................................        100         95
                                                                         -------
                                                                             754
Electronic Products & Services - 0.3%
 ViaSystems, Inc. Sr. Sub Notes Ser B
 9.75% due 06/01/07 ......................................        230        115
Financial Services - 0.6%
 AMSC Acquisition Co., Inc. - Ser. B
 12.25% due 03/31/08 .....................................         50         13
 Tembec Finance Corp. - Sr. Notes
 9.875% due 09/30/05 .....................................        195        201
                                                                         -------
                                                                             214
Food, Beverage & Tobacco - 2.0%
 Aurora Foods, Inc. - Sr. Sub Notes
 9.875% due 02/15/07 .....................................        230       1202
 8.75% due 07/01/08 ......................................         75         62
 Azurix Corp.
 10.75% due 02/15/10 .....................................        145        146
 Nash-Finch Co. - Ser. B
 8.5% due 05/01/08 .......................................        225        213
 New World Pasta Co.
 9.25% due 02/15/09 ......................................        225        148
                                                                         -------
                                                                             771
Health Care Products - 4.8%
 Alaris Medical Systems, Inc.
 9.75% due 12/01/06 ......................................        850        595
 Alaris Medical, Inc. - Sr. Disc Notes
 1.0% due 08/01/08 .......................................        150         38
 Bergen Brunswig Corp.
 7.375% due 01/15/03 .....................................        250        249
 Conmed Corp.
 9.0% due 03/15/08 .......................................        340        333

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND


                                                                 Par      Market
                        Name of Issuer                          Value     Value
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - CONTINUED
Health Care Products - Continued
 Mediq, Inc.
 11.0% due 06/01/08 ......................................     $  125    $     1
 Owens & Minor, Inc.
 10.875% due 06/01/06 ....................................        131        138
 Owens Illinois, Inc.
 7.15% due 05/15/05 ......................................        315        233
 Packard Bioscience, Co. - Sr. Sub Notes
 9.375% due 03/01/07 .....................................        125        118
 Warner Chilcott, Inc.
 12.625% due 02/15/08 ....................................        125        138
                                                                         -------
                                                                           1,843
Health Care Services - 3.3%
 Beverly Enterprises, Inc.
 9.0% due 02/15/06 .......................................        410        419
 9.625% due 04/15/09 .....................................        130        133
 Bio-Rad Laboratories, Inc.
 11.625% due 02/15/07 ....................................        107        116
 Fisher Scientific International, Inc. - Sr. Sub Notes
 9.0% due 02/01/08 .......................................        125        124
 HCA-The Healthcare Corp. - Notes
 8.75% due 09/01/10 ......................................         65         69
 Manor Care, Inc. - Sr. Notes 144A
 8.0% due 03/01/08 .......................................         25         25
 Omnicare, Inc. - Sr. Sub Notes 144A
 8.125% due 03/15/11 .....................................         50         52
 Tenet Healthcare Corp. - Sr. Sub Notes
 8.125% due 12/01/08 .....................................         75         77
 8.625% due 01/15/07 .....................................         50         52
 Triad Hospitals
 8.75% due 05/01/09 ......................................         50         51
 Universal Hospital Services - Sr Notes
 10.25% due 03/01/08 .....................................        150        136
                                                                         -------
                                                                           1,254
Household Appliances / Furnishings - 0.4%
 Mattress Discounters Corp.
 12.625% due 07/15/07 ....................................         75         23
 Sealy Mattress Co. - Ser. B
 0.0% due 12/15/07 .......................................        175        143
                                                                         -------
                                                                             166
Housing - 2.3%
 American Standard Cos., Inc.
 7.625% due 02/15/10 .....................................         85         84
 Grove Worldwide LLC - Sr. Sub. Notes
 9.25% due 05/01/08 ......................................         85          1
 KB Home - Sr. Sub Notes
 9.5% due 02/15/11 .......................................        280        281
 Standard Pacific Corp. - Sr. Notes
 8.5% due 06/15/07 .......................................        110        108
 8.5% due 04/01/09 .......................................        220        216
 Standard Pacific Corp. - Sr. Notes
 9.5% due 09/15/10 .......................................        200        201
                                                                         -------
                                                                             891
Industrial Tech - div - 0.7%
 Conseco, Inc. - Sr. Notes
 10.75% due 06/15/08 .....................................        265        260
Leisure & Recreation - 4.9%
 Ackerley Group, Inc. - Sr. Sub Notes Ser. B
 9.0% due 01/15/09 .......................................        400        350
 AMC Entertainment, Inc. - Sr. Sub. Notes
 9.5% due 03/15/09 .......................................         50         46
 9.5% due 02/01/11 .......................................        375        334
 John Q. Hammons Hotels
 8.875% due 02/15/04 .....................................        425        420
 Physician Sales & Service, Inc.
 8.5% due 10/01/07 .......................................        230        214
 Station Casinos, Inc. - Sr. Sub Notes
 8.875% due 12/01/08 .....................................        150        151
 9.875% due 07/01/10 .....................................        100        103
 True Temper Sports, Inc. - Sr. Sub. Notes
 10.875% due 12/01/08 ....................................        275        280
                                                                         -------
                                                                           1,898
Machinery - 0.4%
 Anthony Crane Rental - Sr. Notes
 10.375% due 08/01/08 ....................................        300        155
Media - Publishing - 0.3%
 Sun Media Corp. - Sr. Sub. Notes
 9.5% due 05/15/07 .......................................        135        134
Media - TV & Radio - 11.9%
 Adelphia Communications Corp.
 9.375% due 11/15/09 .....................................         50         48
 9.875% due 03/01/07 .....................................        100         99
 Allbritton Communications Co. - Sr Sub. Debs. Ser. B
 9.75% due 11/30/07 ......................................         50         51
 Cablevision SA - Bonds
 13.75% due 05/01/09 .....................................         60         42
 Century Communications Corp. - Cl. A
 8.875% due 01/15/07 .....................................         75         71
 Century Communications Corp. - Sr Disc. Notes
 0.0% due 01/15/08 .......................................        650        299
 Charter Communications Holdings LLC - Sr. Notes
 10.75% due 10/01/09 .....................................        100        105
 Charter Communications Holdings LLC - Sr. Notes 144A
 10.0% due 05/15/11 ......................................        100        101

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND


                                                                Par      Market
                       Name of Issuer                          Value      Value
                                                              (000's)    (000's)
PUBLICLY-TRADED BONDS - CONTINUED
Media - TV Continued
 Charter Communications Holdings, LLC - Sr. Notes
 8.625% due 04/01/09 .....................................    $   525    $   499
 Classic Cable, Inc.
 10.5% due 03/01/10 ......................................        560        162
 Classic Cable, Inc. - Ser. B
 9.375% due 08/01/09 .....................................         20          6
 CSC Holdings, Inc. - Sr. Notes 144A
 7.625% due 04/01/11 .....................................        100         95
 EchoStar DBS Corp. - Sr. Notes
 9.375% due 02/01/09 .....................................        675        673
 Frontiervision Holding L.P. - Sr Disc. Notes
 1.0% due 09/15/07 .......................................        200        207
 Granite Broadcassting Corp. - Sr Sub. Notes
 8.875% due 05/15/08 .....................................        175        122
 Insight Communications Company, Inc. - Sr. Notes 144A
 0.0% due 02/15/11 .......................................        350        199
 Mediacom Broadband LLC  - Sr. Notes 144A
 11.0% due 07/15/13 ......................................        200        203
 Quebecor Media, Inc. -  Sr. Disc Notes 144A
 0.0% due 07/15/11 .......................................        680        349
 Rogers Communications
 8.875% due 07/15/07 .....................................        200        200
 Telewest Communications - Sr. Notes
 9.875% due 02/01/10 .....................................        650        543
 Time Warner Telecom, Inc.
 10.125% due 02/01/11 ....................................        370        337
 United Pan Europe Communications - Sr. Notes Ser. B
 11.25% due 02/01/10 .....................................        175         63
 11.5% due 02/01/10 ......................................        125         45
 Young Broadcasting, Inc.
 8.75% due 06/15/07 ......................................         50         46
                                                                         -------
                                                                           4,565
Metal Production & Fabrication - 0.3%
 Century Aluminum Co. - Ser. 144A
 11.75% due 04/15/08 .....................................         95         99
Metals & Mining - 0.1%
 Neenah Corp. - Ser. F
 11.125% due 05/01/07 ....................................         40         21
 Neenah Corp. - Sr. Sub. Notes
 11.125% due 05/01/07 ....................................         10          6
                                                                         -------
                                                                              27
Natural Gas Distribution - 1.2%
 Energy Corp. of America - Sr. Sub. Notes
 9.5% due 05/15/07 .......................................        550        445
Oil & Natural Gas Exploration & Production - 2.0%
 Costilla Energy, Inc. - Sr. Notes
 10.25% due 10/01/06 .....................................         68
 Plains Resources, Inc.
 10.25% due 03/15/06 .....................................        200        206
 Plains Resources, Inc. - Sr. Sub Notes
 10.25% due 03/15/06 .....................................        175        180
 Pride International, Inc. - Sr Notes
 9.375% due 05/01/07 .....................................        100        106
 10.0% due 06/01/09 ......................................        100        111
 Texas Petrochemical Corp. - Sr. Sub. Notes
 11.125% due 07/01/06 ....................................        175        156
                                                                         -------
                                                                             759
Oil - Equipment & Service - 0.3%
 ICO, Inc. - Sr. Notes
 10.375% due 06/01/07 ....................................         50         50
 Pioneer Natural Resources Co.
 9.625% due 04/01/10 .....................................         45         50
                                                                         -------
                                                                             100
Paper & Forest Products - 2.3%
 Caraustar Industries, Inc. - Sr. Sub Notes - Ser. 144A
 9.875% due 04/01/11 .....................................        300        282
 Doman Industries, Ltd.
 12.0% due 07/01/04 ......................................         75         77
 Doman Industries, Ltd. - Sr. Notes
 8.75% due 03/15/04 ......................................        275        165
 Millar Western Forest Products, Ltd - Sr. Notes
 9.875% due 05/15/08 .....................................        200        188
 Paperboard Industries International, Inc. - Sr. Notes
 8.375% due 09/15/07 .....................................        185        167
 Tembec Indiana , Inc. - Sr. Notes
 8.5% due 02/01/11 .......................................         15         15
                                                                         -------
                                                                             894
Pollution Control - 0.6%
 Allied Waste North America
 7.625% due 01/01/06 .....................................        250        247
Real Estate Development - 0.3%
 D.R. Horton, Inc.
 8.0% due 02/01/09 .......................................         60         58
 Del Webb Corp. - Sr. Sub. Debs ..........................
 10.25% due 02/15/10 .....................................         75         77
                                                                         -------
                                                                             135
Real Estate Operations - 0.1%
 The IT Group, Inc.
 11.25% due 04/01/09 .....................................         40         37
Retail - Department Stores - 0.3%
 J.C. Penney Co., Inc.
 7.6% due 04/01/07 .......................................         50         47

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND


                                                                Par      Market
                     Name of Issuer                            Value      Value
                                                              (000's)    (000's)
PUBLICLY-TRADED BONDS - CONTINUED
Retail - Department Stores - Continued
 J.C. Penney Co., Inc. Notes
 7.375% due 08/15/08 .....................................    $    85    $    76
                                                                         -------
                                                                             123
Retail - Drug Stores - 1.3%
 Duane Reade, Inc. - Sr. Sub. Notes
 9.25% due 02/15/08 ......................................        500        490
Retail - Food - 0.1%
 Stater Bros. Holdings, Inc. - Sr Notes
 10.75% due 08/15/06 .....................................         55         52
Retailers - Food & Drug - 1.2%
 Rite Aid Corp. - Notes
 7.125% due 01/15/07 .....................................        300        250
 Rite Aid Corp. -  Sr. Notes 144A
 11.25% due 07/01/08 .....................................        200        200
                                                                         -------
                                                                             450
Shoe & Apparel Manufacturing - 1.4%
 Levi Strauss & Co.
 11.625% due 01/15/08 ....................................        225        203
 Levi Strauss & Co. - Notes
 7.0% due 11/01/06 .......................................        260        195
 WestPoint Stevens, Inc. - Sr. Notes
 7.875% due 06/15/08 .....................................        350        128
                                                                         -------
                                                                             526
Steel - 2.3%
 AK Steel Corp.
 7.875% due 02/15/09 .....................................        400        392
 AK Steel Corp. - Sr. Notes
 9.125% due 12/15/06 .....................................        100        103
 Algoma Steel, Inc.
 12.375% due 07/15/05 ....................................        300         60
 Armco, Inc. - Sr. Notes
 9.0% due 09/15/07 .......................................         75         74
 Bayou Steel Corp.
 9.5% due 05/15/08 .......................................         10          6
 National Steel Corp.
 9.875% due 03/01/09 .....................................        320        125
 Weirton Steel Corp. - Sr. Notes
 11.375% due 07/01/04 ....................................        375        113
                                                                         -------
                                                                             873
Telecommunication Equipment - 3.1%
 Fairchild Semiconductor Corp.
 10.375% due 10/01/07 ....................................         35         34
 Fairchild Semiconductor Corp. - Sr Sub. Notes
 10.125% due 03/15/07 ....................................        400        384
 10.5% due 02/01/09 ......................................        200        193
 L-3 Communications Corp. - Sr. Sub. Notes
 8.5% due 05/15/08 .......................................         35         36
 Nextel Communications, Inc. - Sr Notes
 9.375% due 11/15/09 .....................................        350        276
 NTL, Inc. - Sr. Notes
 10.0% due 02/15/07 ......................................        100         68
 Satelites Mexicanos SA - Sr. Notes
 10.125% due 11/01/04 ....................................        125         85
 Williams Communications Group, Inc. - Sr. Notes
 10.875% due 10/01/09 ....................................        250        103
 Winstar Communications, Inc. - Sr Notes
 12.75% due 04/15/10 .....................................        150          2
                                                                         -------
                                                                           1,181
Telecommunication Services - 12.6%
 BTI Telecom Corp. - Sr. Notes
 10.5% due 09/15/07 ......................................        100         20
 Crown Castle International Corp. - Sr. Disc. Notes
 1.0% due 11/15/07 .......................................        250        192
 Flag Telecom Holdings,  Ltd. - Sr Notes
 11.625% due 03/30/10 ....................................        200        136
 Fonda Group, Inc. - Sr. Sub Notes
 9.5% due 03/01/07 .......................................        125        101
 GCI, Inc. - Sr. Notes
 9.75% due 08/01/07 ......................................        575        562
 Global Crossing Holdings, Ltd.
 9.125% due 11/15/06 .....................................        450        354
 Global Crossing Holdings, Ltd. - Sr Sub Notes 144A
 8.7% due 08/01/07 .......................................        300        229
 GST Telecommunications, Inc. - Sr Sub Notes
 12.75% due 11/15/07 .....................................         50
 GT Group Telecom - Sr. Disc. Notes
 0.0% due 02/01/10 .......................................        630        208
 Hyperion Telecommunications, Inc. - Sr. Disc. Notes
 13.0% due 04/15/03 ......................................        250        188
 Hyperion Telecommunications, Inc. - Sr. Notes
 12.25% due 09/01/04 .....................................        190        156
 Insight Midwest LP
 9.75% due 10/01/09 ......................................        235        241
 Insight Midwest LP - Sr. Notes 144A
 10.5% due 11/01/10 ......................................         40         42
 KMC Telecom Holdings, Inc. - Sr Disc. Notes
 1.0% due 02/15/08 .......................................        275         25
 Level 3 Communications, Inc.
 11.25% due 03/15/10 .....................................        200         86
 Level 3 Communications, Inc. - Sr Notes
 9.125% due 05/01/08 .....................................        230         97
 McLeodUSA, Inc.
 8.125% due 02/15/09 .....................................        175         95
 McLeodUSA, Inc. - Sr. Notes
 8.375% due 03/15/08 .....................................        380        209

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND


                                                                Par      Market
                         Name of Issuer                        Value      Value
                                                              (000's)    (000's)
PUBLICLY-TRADED BONDS - CONTINUED
Telecommunication Services - Continued
 McLeodUSA, Inc. - Sr. Notes
 9.5% due 11/01/08 .......................................    $    55    $   32
 Nextel Communications, Inc. - Sr. Disc. Notes
 1.0% due 10/31/07 .......................................        650       422
 NTL Communications Corp. - Sr. Notes
 1.0% due 10/01/08 .......................................        615       271
 RCN Corp.
 0.0% due 10/15/07 .......................................         50        13
 10.0% due 10/15/07 ......................................        200        84
 RCN Corp. - Sr. Disc. Notes
 1.0% due 07/01/08 .......................................        425       111
 Rogers Cantel, Inc. Sr. Sec. Debs
 9.375% due 06/01/08 .....................................        225       223
 Rogers Wireless, Inc.
 9.625% due 05/01/11 .....................................        175       175
 Telecommunications Techniques Co.
 9.75% due 05/15/08 ......................................        240       204
 Time Warner Telecom Llc - Sr. Notes
 9.75% due 07/15/08 ......................................        395       355
                                                                         ------
                                                                          4,831
Telephone - 0.4%
 ITC DeltaCom, Inc. - Sr. Notes
 8.875% due 03/01/08 .....................................        125        71
 9.75% due 11/15/08 ......................................         75        46
 Nextlink Communications, Inc. - Sr Disc. Notes
 1.0% due 04/15/08 .......................................        300        48
                                                                         ------
                                                                            165
Transportation Services - 1.7%
 Air Canada, Inc. - Sr. Notes - Ser 144A
 10.25% due 03/15/11 .....................................        555       508
 Dunlop Standard Aero Holdings - Sr Notes
 11.875% due 05/15/09 ....................................        150       158
                                                                         ------
                                                                            666
                                                                         ------
         TOTAL PUBLICLY-TRADED-BONDS- ....................       93.8%   36,062
                                                                         ------

                                                               Shares
COMMON STOCK
Food, Beverage & Tobacco - 0.0%
 Aurora Foods, Inc. ......................................      2,213        11
                                                                         ------
                                       TOTAL COMMON STOCK-        0.0%       11
                                                                         ------

PREFERRED STOCK
Media - Publishing - 0.3%
 Primedia, Inc. ..........................................      1,250        97
Telecommunication Services - 0.0%
 XO Communications, Inc. .................................        136         8
                                                                         ------
                                    TOTAL PREFERRED STOCK-        0.3%      105


                                                                        Market
                       Name of Issuer                          Shares    Value
                                                                        (000's)
WARRANTS
Household Appliances / Furnishings - 0.0%
 Mattress Discounters Corp.
 expires 07/15/07 ......................................           75   $     0
Telecommunication Services - 0.0%
 GT Group Telecom, Inc.
 expires 02/01/10 ......................................          180         5
 KMC Telecom Holdings, Inc. - WT 144A
 expires 04/15/08 ......................................          250         1
                                                                         ------
                                         TOTAL WARRANTS-          0.0%        6
                                                                         ------
                                                               Par
                                                              Value
                                                             (000's)
SHORT-TERM INVESTMENTS - 4.0%
 Investment in joint trading account
  3.97% due 07/02/01 ...................................      $1,554       1,554
                                                              ------     -------
                                      TOTAL INVESTMENTS-        98.1%     37,738
                        Other Assets & Liabilities, Net-         1.9%        725
                                                              ------     -------
                                             NET ASSETS-       100.0%    $38,463
                                                              ======     =======

144/ Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normal/to qualified institutional buyers. At June 30, 2001, securities aggregated $3,021 or 7.8% of net assets of the Fund.

See notes to financial statements.

SCHEDULE OF INVESTMENTS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
GLOBAL BOND FUND


                                                              Par        Market
           Name of Issuer                                    Value        Value
                                                            (000's)      (000's)
PUBLICLY-TRADED BONDS

Australia - 0.9%
 Commonwealth of Australia - Bonds
  (GOVF)
 7.5% due 07/15/05 .................................         1,000       $   542
Canada - 0.9%
 Government of Canada - Bonds (GOVF)
 7.0% due 12/01/06 .................................           500           348
 Tellus Corp.  (TELS)
 7.5% due 06/01/06 .................................           250           165
                                                                         -------
                                                                             513
Denmark - 2.2%
 Danske Kredit  (LEND)
 6.0% due 10/01/29 .................................         5,932           645
 Kingdom of Denmark -
  Bullet Bond (GOVF)
 8.0% due 03/15/06 .................................         5,080           649
                                                                         -------
                                                                           1,294
Finland - 4.6%
 Republic of Finland - Bonds (GOVF)
 5.75% due 02/23/11 ................................         3,050         2,662

France - 4.6%
 Government of France - Bonds (GOVF)
 5.25% due 04/25/08 ................................         1,580         1,362
 Government of France - O.A.T. (GOVF)
 5.5% due 04/25/07 .................................         1,490         1,308
                                                                         -------
                                                                           2,670
Germany - 16.9%
 Bayer Hypo Vereins (BANK)
 5.0% due 04/02/08 .................................         1,000           835
 Bundesrepublic Deutschland - Bonds
  (GOVF)
 6.75% due 04/22/03 ................................         2,500         2,200
 Federal Republic of Germany - Bonds
  (GOVF)
 5.25% due 01/04/08 ................................         3,750         3,241
 5.25% due 01/04/11 ................................           750           643
 6.875% due 05/12/05 ...............................         2,350         2,146
 Kredit Fur Wiederaufbau  (BANK)
 5.0% due 07/04/11 .................................           900           740
                                                                         -------
                                                                           9,805
Greece - 1.6%
 Hellenic Republic - Bonds (GOVF)
 8.6% due 03/26/08 .................................           646           650
 8.8% due 06/19/07 .................................           293           294
                                                                         -------
                                                                             944
Ireland - 1.0%
 Republic of Ireland - Debs. (GOVF)
 4.0% due 04/18/10 .................................           750           578

Japan - 6.3%
 Government of Japan - Bonds (GOVF)
 0.9% due 12/22/08 .................................       370,000         2,987
 1.8% due 03/22/10 .................................        80,000           686
                                                                         -------
                                                                           3,673
Luxembourg - 1.5%
 KFW International Finance, Inc.
  (GOVF)
 1.75% due 03/23/10 ................................       100,000           862

Netherlands - 4.9%
 Government of Netherlands - Bonds
  (GOVF)
 6.5% due 04/15/03 .................................         1,500         1,316
 Kingdom of Netherlands (GOVF)
 5.5% due 07/15/10 .................................         1,780         1,538
                                                                         -------
                                                                           2,854
New Zealand - 0.7%
 Government of New Zealand - Bonds
  (GOVF)
 8.0% due 11/15/06 .................................         1,000           430

Norway - 0.9%
 Norwegian Government - Bonds (GOVF)
 6.75% due 01/15/07 ................................         5,000           534

Spain - 1.5%
 Kingdom of Spain (GOVF)
 4.0% due 01/31/10 .................................         1,150           887

Supra National - 16.1%
 Asian Development Bank (BANK)
 5.625% due 02/18/02 ...............................       150,000         1,244
 Bank of Ireland (BANK)
 6.45% due 02/10/10 ................................         1,000           861
 BAT International Finance (FOOD)
 4.875% due 02/25/09 ...............................           600           466
 British Telecommunications
  PLC (GOVF)
 6.875% due 02/15/11 ...............................         1,120           959
 European Investment Bank - Notes (GOVF)
 3.0% due 09/20/06 .................................       230,000         2,091
 FIixed Link Finance BV  (FINL)
 6.3% due 08/28/25 .................................           250           352
  International-American Development Bank -
  Bonds (BANK)
 1.9% due 07/08/09 .................................       100,000           873
 Kingdom of Spain - Notes (GOVF)
 3.1% due 09/20/06 .................................       120,000         1,098

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
GLOBAL BOND FUND


                                                              Par        Market
           Name of Issuer                                    Value        Value
                                                            (000's)      (000's)
PUBLICLY-TRADED BONDS - CONTINUED
Supra National - Continued
 Mannesman Finance BV (MACH)
 4.75% due 05/27/09 .................................          750       $   581
 Royal Bank of Scotland PLC  (BANK)
 8.375% due 01/29/07 ................................          300           459
 Standard Charter Bank (BANK)
 5.375% due 05/06/09 ................................          450           355
                                                                         -------
                                                                           9,339
Sweden - 0.8%
 Swedish Government (GOVF)
 5.0% due 01/28/09 ..................................        5,200           468
United Kingdom - 3.7%
 Treasury  (GOVF)
 8.0% due 12/07/15 ..................................          540           968
 U.K. Treasury  (GOVF)
 7.25% due 12/07/07 .................................          555           856
 U.K. Treasury - Bonds (GOVF)
 8.5% due 12/07/05 ..................................          200           314
                                                                         -------
                                                                           2,138
United States - 26.8%
 Aetna Inc. SR NT (INSU)
 7.375% due 03/01/06 ................................          100            99
 American Tower Corp.
  - Sr. Notes 144A (TELS)
 9.375% due 02/01/09 ................................          225           212
 Bank One Corp. - Notes (BANK)
 6.5% due 02/01/06 ..................................          250           253
 Belo Corp. - Debs (MEDI)
 7.25% due 09/15/27 .................................          425           363
 Belo Corp. - Sr Notes (MEDI)
 7.125% due 06/01/07 ................................          100            99
 CenturyTel, Inc. - Sr. Notes Ser. H
  (UTIT)
 8.375% due 10/15/10 ................................          250           261
 Chancellor Media Corp.  (MEDI)
 8.0% due 11/01/08 ..................................          125           130
 Charter Communications Holdings
  LLC - Sr Notes (MEDI)
 10.75% due 10/01/09 ................................           50            52
 Charter Communications Holdings
  LLC - Sr Notes144A (MEDI)
 10.0% due 05/15/11 .................................          375           381
 Clear Channel Communications, Inc.
  (MEDI)
 7.65% due 09/15/10 .................................          250           258
 Comcast Cable Communications
  (MEDI)
 6.75% due 01/30/11 .................................          100            98
 Cox Radio, Inc. - Sr Notes (MEDI)
 6.625% due 02/15/06 ................................          150           149
 Crown Castle International Corp.
  - Sr. Notes (TELS)
 10.75% due 08/01/11 ................................           75            73
 Federal Home Loan Mortgage (GOVA)
 4.5% due 03/15/04 ..................................          740           626
 Federal Natioanl Mortgage Assoc.
  (GOVA)
 5.125% due 02/13/04 ................................        1,000         1,005
 6.0% due 05/15/08 ..................................          225           226
 6.5% due 08/01/13 ..................................          444           446
 6.5% due 09/01/30 ..................................          489           481
 7.0% due 11/01/30 ..................................          745           748
 7.0% due 12/01/30 ..................................          583           586
 7.5% due 12/01/30 ..................................          403           411
 8.0% due 12/01/30 ..................................          380           392
 Federal National Mortgage Assoc. - Sr.
  Notes (GOVA)
 2.125% due 10/09/07 ................................      100,000           880
 Fox Sports Networks LLC - Sr. Disc.
  Notes (MEDI)
 0.0% due 08/15/07 ..................................          125           119
 Liberty Media Corp. - Bonds (MEDI)
 7.875% due 07/15/09 ................................          100            96
 Nisource Finance Corp.  (FINL)
 7.875% due 11/15/10 ................................          125           132
 Nortel Networks, Ltd. - Notes (TRAN)
 6.125% due 02/15/06 ................................          125           108
 Progress Energy, Inc. - Sr. Notes
  (UTIE)
 7.1% due 03/01/11 ..................................          100           101
 Six Flags, Inc. - Sr Notes 144A (LEIS)
 9.5% due 02/01/09 ..................................          100           100
 Spectrasite Holdings, Inc. - Sr. Notes
  Ser. B (TELS)
 10.75% due 03/15/10 ................................           75            63
 Tellus Corp. NT (TELS)
 8.0% due 06/01/11 ..................................           75            77
 The Kroger Co. (TELS)
 6.8% due 04/01/11 ..................................           75            74
 Time Warner, Inc. -
  Notes (MEDI)
 8.18% due 08/15/07 .................................          150           163
 U.S. Treasury - Bonds (GOVE)
 5.25% due 02/15/29 .................................          250           229
 7.25% due 05/15/16 .................................        1,500         1,709
 8.875% due 08/15/17 ................................          425           558
 U.S. Treasury - Notes (GOVE)
 5.75% due 08/15/03 .................................        1,000         1,028
 6.25% due 02/15/07 .................................        1,325         1,398
 6.875% due 05/15/06 ................................        1,000         1,078
 Viacom, Inc.  (MEDI)
 7.7% due 07/30/10 ..................................          150           158
 Waste Management, Inc. - Sr. Notes
  (POLL)
 7.375% due 08/01/10 ................................          125           125
                                                                         -------
                                                                          15,545
                                                                         -------

TOTAL PUBLICLY-TRADED-BOND ..........................         95.9%       55,738
                                                                         -------

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2001
--------------------------------------------------------------------------------
GLOBAL BOND FUND


                                                          Par         Market
           Name of Issuer                                Value         Value
                                                        (000's)       (000's)
SHORT-TERM INVESTMENTS
Investment in joint trading account - 2.0%
Investment in joint trading account
 3.97% due 07/02/01 ......................           $     1,146    $    1,146

                                                        Shares

Cash Equivalents - 7.2%
 Navigator Securities
  Lending Prime Portfolio ** .............             4,185,781         4,186
                                                      ----------    ----------
      TOTAL SHORT-TERM INVESTMENTS-.......                   9.2%        5,332
                                                      ----------    ----------
    TOTAL INVESTMENTS- ...................                 105.1%       61,070
        Other Assets & Liabilities, Net ..                  (5.1)%      (2,961)
                                                      ----------    ----------
           NET ASSETS- ...................                 100.0%   $   58,109
                                                      ==========    ==========


** Represents investment of security lending collateral.
See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                           Market       % of
                                            Industry        Value     Long-Term
              Industry                    Abbreviation     (000s)    Investments

Foreign Governmental .....................    GOVF         $32,617       58.5%
U.S. Governmental ........................    GOVE           6,000       10.7
U.S. Government Agencies .................    GOVA           5,801       10.4
Bank .....................................    BANK           5,620       10.1
Media - TV & Radio .......................    MEDI           2,066        3.7
Telecommunication Services ...............    TELS             664        1.2
Personal & Commercial Lending ............    LEND             645        1.2
Machinery ................................    MACH             581        1.0
Financial Services .......................    FINL             484        0.9
Food, Beverage & Tobacco .................    FOOD             466        0.8
Telephone ................................    UTIT             261        0.5
Pollution Control ........................    POLL             125        0.2
Transportation ...........................    TRAN             108        0.2
Electric Power ...........................    UTIE             101        0.2
Leisure & Recreation .....................    LEIS             100        0.2
Insurance ................................    INSU              99        0.2
                                                           -------      -----
                                                           $55,738      100.0%
                                                           =======      =====

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     The John Hancock Variable Series Trust I (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust. The Trust consists of thirty-three funds: Large Cap Growth, Fundamental Growth, Aggressive Balanced, Active Bond, Active Bond II (formerly, CORE Bond), Emerging Markets Equity, International Equity Index, International Equity, Small Cap Growth, Health Sciences, Global Balanced, Mid Cap Growth, Mid Cap Blend, Large Cap Value, Large Cap Value CORE, Large Cap Value CORE II (formerly, American Leaders Large Cap Value), Large/Mid Cap Value, Money Market, Large/Mid Cap Value II (formerly, Mid Cap Value), Small/Mid Cap Growth, Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small Cap Value(formerly, Small/Mid Cap Value), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, High Yield Bond and Global Bond Funds (collectively, "the Funds"). The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Insurance Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO") to Investors Partner Life Account L ("IPLL"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").


NOTE B--ACCOUNTING POLICIES

     VALUATION OF INVESTMENTS: For the Large Cap Growth, Fundamental Growth,
     ------------------------
Aggressive Balanced, Emerging Markets Equity, Small Cap Growth, Health Sciences, Mid Cap Growth, Mid Cap Blend, Large Cap Value, Large Cap Value CORE, Large Cap Value CORE II, Large/Mid Cap Value, Large/Mid Cap Value II, Small/Mid Cap Growth, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Small Cap Equity, and Equity Index
Funds: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     For the Active Bond, Active Bond II, Bond Index, Managed, Short-Term Bond, High Yield Bond and Global Bond Funds: Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     For the Money Market Fund: The Board of Trustees has determined that the appropriate method for valuing Fund securities is amortized cost, so long as the average weighted maturity of money market instruments comprising the Fund does not exceed 90 days. Accordingly, Fund securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund.

     For each of the Funds, short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     For the International Equity Index, International Equity, Global Balanced and International Opportunities

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

(UNAUDITED)

June 30, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--CONTINUED

Funds: Investments in securities traded on national securities exchanges in the United States or on equivalent foreign exchanges are normally valued at the last quoted sales price on such exchanges as of the close of business on the date of which assets are valued. Securities traded in the over-the-counter market and securities traded with no sales on the day of valuation are normally valued at their last available bid price. All Fund securities initially expressed in terms of foreign currencies have been translated into U.S. Dollars as described in "Currency Translation" below.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Funds, are valued at fair value as determined in good faith by the Board of Trustees. Investment security transactions are recorded on the date of purchase or sale.

     REPURCHASE AGREEMENTS: The Funds may enter into repurchase agreements which
     ---------------------
are contracts under which a Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Funds' cost plus interest). A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. A Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     JOINT REPURCHASE AGREEMENTS: The Active Bond and Small Cap Growth Funds,
     ---------------------------
along with other registered investment companies having a management contract with John Hancock Advisers, Inc. ("Adviser"), an indirect wholly-owned subsidiary of John Hancock, may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times. The International Equity, Large Cap Value CORE and Small/Mid Cap CORE Funds, along with other registered investment companies having a management contract with Goldman Sachs Asset Management, may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Funds' behalf. Goldman Sachs Asset Management is responsible for ensuring that the agreement is fully collateralized at all times.

     JOINT TRADING ACCOUNT: Pursuant to an exemptive order issued by the
     ---------------------
Securities and Exchange Commission, the order permits the Funds to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of June 30, 2001:


Name of Issuer                                                     Market Value
--------------                                                     ------------
Abbott Laboratories, 4.10%, due 07/05/01                              $29,990
AES Hawaii Inc., 3.82%, due 07/03/01                                   41,478
American General Financial Corp., 3.87%, due 07/05/01                  49,984
Blue Ridge Asset, 3.78%, due 07/02/01                                  50,000
Deere John Capital Corp., 3.75%, due 07/03/01                          49,995
Eagle Funding Capital Corp., 3.98%, due 07/02/01                       36,025

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

(UNAUDITED)

June 30, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                                     Market Value
--------------
Ford Motor Credit Corp., 3.86%, due 07/02/01                          $36,801
Ford Motor Credit Corp. Puerto Rico, 3.86%, due 07/03/01               13,099
Greenwich Funding Corp., 3.77%, due 07/02/01                           18,774
Greenwich Funding Corp., 4.05%, due 07/06/01                            7,496
Greenwich Funding Corp., 4.10%, due 07/05/01                            3,421
National Australia Funding, 3.86%, due 07/05/01                        14,807
Paccar Financial Corp., 4.05%, due 07/06/01                            49,978
Petrobas Int'l Financial Corp., 3.85%, due 07/03/01                     8,861
Prudential Funding Corp., 3.75%, due 07/02/01                           6,584
Twin Towers Inc., 3.85%, due 07/03/01                                   5,102
Twin Towers Inc., 3.90%, due 07/05/01                                  43,986
Windmill Funding Corp., 4.05%, due 07/05/01                            14,995
Windmill Funding Corp., 4.11%, due 07/06/01                            34,984
                                                                     --------
    Joint  Trading Account Totals                                    $516,360
                                                                     ========

     CURRENCY TRANSLATION: All assets or liabilities initially expressed in
     --------------------
terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

     The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.


     DISCOUNT AND PREMIUM ON SECURITIES: The Funds accrete discount and amortize
     ----------------------------------
premium from par value on securities from either the date of issue or the date of purchase over the life of the security.


     EXPENSES: Expenses directly attributable to a Fund are charged to that
     --------
Fund. Expenses not directly attributed to a Fund are allocated on the basis of relative net assets.


     BANK BORROWINGS: The Funds (except for Money Market and International
     ---------------
Equity Index Funds) are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds have entered into a syndicated line of credit agreement with State Street Bank and Trust Company ("SSBT"). This agreement enables the Funds to participate in an unsecured line of credit, which permits borrowings up to $75 million, collectively. Interest is charged to each Fund, based on its borrowing. In addition, a commitment fee is charged to each Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds. Interest expense paid under the line of credit is

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--CONTINUED


included under the caption "Other fees" in the Statement of Operations. The following funds had borrowings under the line of credit during the period ended June 30, 2001:

                                     Average Daily Loan
                                     Balance During the
                                     Period for which     Weighted
                                       Loans were         Average      Interest
Fund                                   Outstanding      Interest Rate   Expense
----                                   -----------      -------------   -------
Large Cap Growth ..................       $2,065             4.70%      $   4
Mid Cap Blend .....................           89             5.47          --
Large Cap Aggressive
 Growth ...........................        1,086             4.95          --
Small/Mid Cap CORE ................          210             6.02          --
Short-Term Bond ...................        1,568             5.95           1
International
 Opportunities ....................          989             4.57           3
High Yield Bond ...................          113             6.57          --
Global Bond .......................          273             4.85           1


     SECURITIES LENDING: Certain Funds (Large Cap Growth, Active Bond,
     ------------------
International Equity Index, Small Cap Growth, Mid Cap Growth, Large Cap Value, Large/Mid Cap Value II, Small/Mid Cap Growth, Growth & Income, Managed, Short-Term Bond, International Opportunities and Global Bond Funds) have entered into an agreement with SSBT to lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. These loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, these Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At June 30, 2001, the market value of the securities loaned and the market value of the collateral were as follows:

                                                                                 Value of Securities
Fund                            Value of Securities Loaned  Value of Collateral      Collateral
----                            --------------------------  -------------------  -------------------
Large Cap Growth                           $19,365              $20,023                    -
Active Bond                                239,427              247,041                    -
International Equity                        24,514               25,718                  $85
Index
Small Cap Growth                            15,490               15,318                  849
Mid Cap Growth                              11,799               12,189                    -
Large Cap Value                              5,585                5,765                    -
Large/Mid Cap Value II                       6,269                6,461                    -
Small/Mid Cap Growth                        27,428               28,339                    -
Growth & Income                              9,611                9,945                    -
Managed                                     42,656               43,710                    -
Short-Term Bond                             12,320               11,816                  753
International                               13,057               13,433                  275
Opportunities
Global Bond                                  4,102                4,186                    -


     FINANCIAL FUTURES CONTRACTS: The Large Cap Growth, Active Bond, Emerging
     ---------------------------
     Markets Equity, International Equity Index, International Equity, Small Cap Growth, Health Sciences, Global Balanced, Mid Cap Growth,

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Large Cap Value CORE, Large/Mid Cap Value, Large/Mid Cap Value II, Small/Mid Cap Growth, Small Cap Value, Small/Mid Cap CORE, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Equity Index, High Yield Bond and Global Bond Funds may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Daily variation margin adjustments, arising from this "mark to market", are recorded by the Funds as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risk of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At June 30, 2001, open financial futures contracts were as follows:

                             Open                                   Unrealized
Fund                       Contracts  Position  Expiration Month    Gain (Loss)
----                       ---------  --------  ----------------    ----------
INTERNATIONAL EQUITY
INDEX
CAC 40 10 Euro Index           3        Long        Sep. 01               $ 4
 Futures
DAX Index Futures              1        Long        Sep. 01                 5
Nikkei 225 Index Futures       3        Long        Sep. 01                 2
UK Treasury Bond Futures       2        Long        Sep. 01                (2)
                                                                         ----
                                                                          $ 9
                                                                         ====
INTERNATIONAL EQUITY

DJ Euro 50 Index Futures       6        Long        Sep. 01               $ 4
TOPIX Index Futures            4        Long        Sep. 01                (3)
                                                                         ----
                                                                          $ 1
                                                                         ====
LARGE CAP VALUE CORE

S&P 500 Index Futures          4        Long        Sep. 01               $ 4
S&P Mini 500 Index            11        Long        Sep. 01                (1)
 Futures                                                                 ----
                                                                          $ 3
                                                                         ====

LARGE/MID CAP VALUE

S&P Mini 500 Index             7        Long        Sep. 01               $ 3
 Futures                                                                 ====



LARGE/MID CAP VALUE II

S&P 500 Index Futures          3        Long        Sep. 01              ($35)
                                                                         ====


SMALL/MID CAP CORE

Russell 2000 Index             2        Long        Sep. 01               $14
 Futures                                                                 ====



SMALL CAP VALUE

Russell 2000 Index             6        Long        Sep. 01               $32
 Futures                                                                 ====



EQUITY INDEX

S&P 500 Index Futures         56        Long        Sep. 01             ($515)
                                                                        =====

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--CONTINUED

     At June 30, 2001, the International Equity, Large Cap Value CORE and Small/Mid Cap CORE Funds had deposited $36, $165 and $200, respectively, in segregated accounts to cover initial margin requirements on open financial futures contracts.


     FORWARD FOREIGN CURRENCY CONTRACTS: The Funds may use forward foreign
     ----------------------------------
currency contracts to facilitate transactions in foreign securities and to manage Funds' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Funds' securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

     As of June 30, 2001 the Emerging Markets Equity, International Equity Index, Global Balanced, Managed and Global Bond Funds had open forward foreign currency contracts which contractually obligate the Fund to deliver or receive currencies at a specified date, as follows:


                             Principal Amount                        Unrealized
Fund                        Covered by Contract    Expiration Month  Gain (Loss)
----                        -------------------    ----------------  -----------
EMERGING MARKETS EQUITY

Currency Sold
-------------
Mexican Peso                        15,170             Jan. 02           ($98)
                                                                       ======
INTERNATIONAL EQUITY INDEX
Currency Purchased
------------------
Euro                                   455             Sep. 01            ($4)
Japanese Yen                       102,700             Sep. 01            (29)
Pound Sterling                         289             Sep. 01              3
                                                                       ------
                                                                         ($30)
                                                                       ======
Currency Sold
-------------
Euro                                   154             Sep. 01             $2
Japanese Yen                        78,800             Sep. 01              9
Pound Sterling                         175             Sep. 01              1
                                                                       ------
                                                                          $12
                                                                       ======
GLOBAL BALANCED

Currency Purchased
------------------
Canadian Dollar                        128             Sep. 01             $3
Euro                                    93             Jul. 01             (4)
Euro                                   214             Aug. 01            (13)
Euro                                   164             Sep. 01             (7)
Euro                                   399             Mar. 02             (6)
                                                                       ------
                                                                         ($27)
                                                                       ======

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 2001
--------------------------------------------------------------------------------
(000's Omitted)
NOTE B--ACCOUNTING POLICIES--Continued


                        Principal Amount Covered by     Expiration   Unrealized
Fund                             Contract                 Month      Gain (Loss)
----                             --------                 -----      -----------
GLOBAL BALANCED-CONTINUED

Currency Sold
-------------
Canadian Dollar                       207                Sep. 01         ($1)
Euro                                   39                Jul. 01           1
Euro                                   93                Sep. 01           4
Japanese Yen                        5,907                Jul. 01           1
Japanese Yen                       19,959                Aug. 01          15
Japanese Yen                        5,072                Sep. 01           1
Japanese Yen                       38,276                Mar. 02           3
                                                                    --------
                                                                         $24
                                                                    ========
MANAGED

Currency Purchased
------------------
Euro                               46,363                Oct. 01       ($652)
Japanese Yen                    4,850,237                Oct. 01        (445)
Pound Sterling                      5,610                Oct. 01         (29)
Swiss Franc                        15,760                Oct. 01        (132)
                                                                    --------
                                                                     ($1,258)
                                                                    ========
Currency Sold
-------------
Euro                               46,363                Oct. 01        $373
Japanese Yen                    4,850,237                Oct. 01       1,335
Pound Sterling                      5,610                Oct. 01          61
Swiss Franc                         3,029                Jun. 01          11
Swiss Franc                        12,731                Oct. 01          72
                                                                    --------
                                                                      $1,852
                                                                    ========
GLOBAL BOND

Currency Purchased
------------------
Australian Dollar                   1,954                Sep. 01          $4
Euro                              254,663                Jul. 01         (73)
Japanese Yen                      114,590                Sep. 01          (7)
                                                                    --------
                                                                        ($76)
                                                                    ========

Currency Sold
-------------
Euro                                7,901                Jul. 01        $178
Euro                                  525                Sep. 01          10
Pound Sterling                        700                Sep. 01           7
Swedish Krona                       5,000                Sep. 01          20
                                                                    --------
                                                                        $215
                                                                    ========

     FEDERAL INCOME TAXES: Each of the Funds intends to comply with the
     --------------------
requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--CONTINUED


  As of December 31, 2000, the Funds had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows:
Small Cap Growth had $8,256, which expires in 2008; Money Market had $14 and $78, which expire in 2007 and 2008, respectively; Bond Index had $158 and $557, which expire in 2007 and 2008, respectively; Short-Term Bond had $131, $1,304 and $679, which expire in 2006, 2007 and 2008, respectively; High Yield Bond had $276 and $513, which expire in 2007 and 2008, respectively; and Global Bond had $1,204 and $1,947, which expire in 2007 and 2008, respectively.

     DIVIDENDS, INTEREST AND DISTRIBUTIONS: Dividend income is recorded on the
     -------------------------------------
ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Aggressive Balanced, Emerging Markets Equity, International Equity Index, International Equity, Health Sciences, Global Balanced, Mid Cap Growth, Mid Cap Blend, Large Cap Value, Large/Mid Cap Value, Large/Mid Cap Value II, Small/Mid Cap Growth, Large Cap Aggressive Growth, Real Estate Equity, Growth & Income, Managed, International Opportunities and Equity Index Funds are shown net of foreign taxes withheld of $1, $34, $268, $21, $1, $12, $3, $1, $11,
$1, $6, $2, $2, $8, $92, $80, $127 and $17, respectively. Realized gains and losses from security transactions are determined on the basis of identified cost.

     A dividend of its net investment income will be declared and distributed daily by the Money Market Fund. Dividends of net investment income will be declared and distributed monthly by all other Funds. Each Fund will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     ESTIMATES: The preparation of the financial statements in conformity with
     ---------
accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 16, 2000, September 28, 2000, October 20, 2000 and April 6, 2001, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rates:

     For the Large Cap Growth Fund, 0.40% on an annual basis of the first $500,000 of the net assets of the Fund; 0.35% for net assets between $500,000 and $1,000,000; and 0.30% for net assets in excess of $1,000,000;

     For the Fundamental Growth Fund, 0.90% on an annual basis of the first $250,000 of the Fund's net assets; and 0.85% for net assets in excess of $250,000;

     For the Aggressive Balanced Fund, 0.675% on an annual basis of the first $250,000 of the Fund's net assets; 0.625% for net assets between $250,000 and $500,000; and 0.60% for net assets in excess of $500,000;

     For the Active Bond Fund, 0.70% on an annual basis of the first $100,000 of the net assets of the Fund; 0.65% for net assets between $100,000 and $250,000; 0.61% for net assets between $250,000 and $500,000; 0.575% for net assets between $500,000 and $1,000,000; and 0.55% for net assets in excess of $1,000,000;

     For the Active Bond II Fund, 0.70% on an annual basis of the first $100,000 of the net assets of the Fund; 0.65% for net assets between $100,000 and $250,000; 0.61% for net assets between $250,000 and $500,000; 0.575% for net assets between $500,000 and $1,000,000; and 0.55% for net assets in excess of $1,000,000;

     For the Emerging Markets Equity Fund, 1.30% on an annual basis of the first $10,000 of the Fund's net assets; 1.20% for net assets between $10,000 and $150,000; and 1.10% for net assets in excess of $150,000;

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--CONTINUED

          For the International Equity Index Fund, 0.18% on an annual basis of the first $100,000 of the Fund's net assets; 0.15% for net assets between $100,000 and $200,000; and 0.11% for net assets in excess of $200,000;

          For the International Equity Fund, 1.00% on an annual basis of the first $50,000 of the Fund's net assets; 0.95% for net assets between $50,000 and $200,000; and 0.90% for net assets in excess of $200,000;

          For the Small Cap Growth Fund, 0.75% on an annual basis of the Fund's net assets;

          For the Health Sciences Fund, 1.00% on an annual basis of the first $250,000 of the Fund's net assets; 0.95% of net assets in excess of $250,000;

          For the Global Balanced Fund, 1.05% on an annual basis of the first $150,000 of the Fund's net assets; 0.95% for net assets between $150,000 and $300,000; 0.80% for net assets between $300,000 and $500,000; and 0.75%
     for net assets in excess of $500,000;

          For the Mid Cap Growth Fund, 0.85% on an annual basis of the first $100,000 of the Fund's net assets; and 0.80% on an annual basis for net assets in excess of $100,000;

          For the Mid Cap Blend Fund, 0.75% on an annual basis of the first $250,000 of the Fund's net assets; 0.70% for net assets between $250,000 and $500,000; and 0.65% for net assets in excess of $500,000;

          For the Large Cap Value Fund, 0.75% on an annual basis of the Fund's net assets;

          For the Large Cap Value CORE Fund, 0.75% on an annual basis for the first $50,000 of the Fund's net assets; 0.65% for net assets between $50,000 and $200,000; and 0.60% in excess of $200,000;

          For the Large Cap Value CORE II Fund, 0.75% on an annual basis for the first $50,000 of the Fund's net assets; 0.65% for net assets between $50,000 and $200,000; and 0.60% in excess of $200,000;

          For the Large/Mid Cap Value Fund, 0.95% on an annual basis for the first $25,000 of the Fund's net assets; 0.85% for net assets between $25,000 and $50,000; 0.75% for net assets between $50,000 and $100,000; and
     0.65% for net assets in excess of $100,000;

          For the Money Market Funds, 0.25% on an annual basis of the Fund's net assets;

          For the Large/Mid Cap Value II Fund, 0.95% on an annual basis for the first $25,000 of the Fund's net assets; 0.85% for net assets between $25,000 and $50,000; 0.75% for net assets between $50,000 and $100,000; and
     0.65% for net assets in excess of $100,000;

          For the Small/Mid Cap Growth Fund, 0.75% on an annual basis of the first $250,000 of the Fund's net assets; 0.70% for net assets between $250,000 and $500,000; and 0.65% for net assets in excess of $500,000;

          For the Bond Index Fund, 0.15% on an annual basis of the first $100,000 of the Fund's net assets; 0.13% for net assets between $100,000 and $250,000; and 0.11% for net assets in excess of $250,000;

          For the Large Cap Aggressive Growth Fund, 1.00% on an annual basis for the first $10,000 of the Fund's net assets; 0.875% for net assets between $10,000 and $20,000; 0.75% for net assets in excess of $20,000;

          For the Small/Mid Cap CORE Fund, 0.80% on an annual basis of the first $50,000 of the Fund's net assets; and 0.70% for net assets in excess of $50,000;

          For the Small Cap Value Fund, 0.95% on an annual basis for the first $100,000 of the Fund's net assets; 0.90% for net assets between $100,000 and $250,000; 0.85% for net assets in excess of $250,000.

          For the Real Estate Equity Fund, 1.10% on an annual basis of the first $50,000 of the Fund's net assets, 1.00% for net assets between $50,000 and $100,000; 0.90% for net assets between $100,000 and $200,000 and 0.80% for net assets in excess of $200,000;

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--CONTINUED


          For the Growth & Income Fund, 0.71% on an annual basis of the first $150,000 of the Fund's net assets; 0.69% for net assets between $150,000 and $300,000; and 0.67% for net assets in excess of $300,000;

          For the Managed Fund, 0.74% on an annual basis of the first $500,000 of the Fund's net assets; 0.68% for net assets between $500,000 and $1,000,000; and 0.65% for net assets in excess of $1,000,000;

          For the Short-Term Bond Fund, 0.30% on an annual basis of the Fund's net assets;

          For the Small Cap Equity Fund, 0.90% on an annual basis of the first $150,000 of the Fund's net assets; 0.75% for net assets between $150,000 and $300,000; 0.65% for net assets between $300,000 and $500,000, and 0.60%
     for net assets in excess of $500,000;

          For the International Opportunities Fund, 1.00% on an annual basis of the first $20,000 of the Fund's net assets; 0.85% for net assets between $20,000 and $50,000; and 0.75% for net assets in excess of $50,000;

          For the Equity Index Fund, 0.15% on an annual basis of the first $75,000 of the Fund's net assets; 0.14% for net assets between $75,000 and $125,000; and 0.13% for the net assets in excess of $125,000;

          For the High Yield Bond Fund, 0.65% on an annual basis of the first $100,000 of the Fund's net assets; 0.60% for net assets between $100,000 and $200,000; and 0.50% for net assets in excess of $200,000;

          For the Global Bond Fund, 0.85% on an annual basis of the first $150,000 of the Fund's net assets; 0.80% for net assets between $150,000 and $300,000; 0.75% for net assets between $300,000 and 500,000; and 0.70%
     for the net assets in excess of $500,000.

     In the event that normal operating expenses of each Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of each Fund's daily net asset value, John Hancock and JHVLICO will reimburse each Fund for such excess. Accordingly, for the period ended June 30, 2001, the reimbursements paid from John Hancock and JHVLICO were $249 to Large Cap Growth, $50 to Fundamental Growth, $28 to Aggressive Balanced, $84 to Active Bond, $23 to Active Bond II, $286 to Emerging Markets Equity, $15 to International Equity Index, $42 to International Equity, $24 to Global Balanced, $24 to Mid Cap Blend, $21 to Large Cap Value CORE, $34 to Large Cap Value CORE II, $14 Large/Mid Cap Value, $31 to Small/Mid Cap CORE, $11 to Small Cap Value, $149 to Growth & Income, $3 to Small Cap Equity, $57 to International Opportunities, $14 to High Yield Bond and $9 to Global Bond Funds.

     During the year ended December 31, 2000, John Hancock voluntarily contributed approximately $284 to the Money Market Fund. John Hancock received no shares of beneficial interest or other consideration in exchange for the contribution, which increased the Funds' net asset values.

     John Hancock has entered into Sub-Advisory Agreements with Independence Investment LLC, formerly Independence Investment Associates, Inc., with respect to the Large Cap Growth, Aggressive Balanced, Mid Cap Blend, Real Estate Equity, Growth & Income, Managed and Short-Term Bond Funds; with Adviser, with respect to the Active Bond, Active Bond II and Small Cap Growth Funds; with Independence International Associates, Inc., with respect to the International Equity Index Fund, each of whom is an affiliate of John Hancock, and, under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Funds. John Hancock has also entered into the Sub-Advisory Agreements with the following Sub-Advisers, each of whom under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the
Funds:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--CONTINUED


Fund                                     Sub-Advisers
----                                     ------------
Fundamental Growth            Putnam Investment Management, LLC.
Emerging Markets Equity       Morgan Stanley Investment Management, Inc.
International Equity          Goldman Sachs Asset Management
Health Sciences               Putnam Investment Management, LLC
Global Balanced               Capital Guardian Trust Company
Mid Cap Growth                Janus Capital Corporation
Large Cap Value               T. Rowe Price Associates, Inc.
Large Cap Value CORE          Goldman Sachs Asset Management
Large Cap Value CORE II       Goldman Sachs Asset Management
Large/Mid Cap Value           Wellington Management Company, LLP
Money Market                  Wellington Management Company, LLP
Large/Mid Cap Value  II       Wellington Management Company, LLP
Small/Mid Cap Growth          Wellington Management Company, LLP
Bond Index                    Mellon Bond Associates, LLP
Large Cap Aggressive Growth   Alliance Capital Management, LLP
Small/Mid Cap CORE            Goldman Sachs Asset Management
Small Cap Value               T. Rowe Price Associates, Inc.
Real Estate Equity            Morgan Stanley Investment Management, Inc.
Growth & Income               Putnam Investment Management, LLC
Managed                       Capital Guardian Trust Company
Small Cap Equity              Capital Guardian Trust Company
International Opportunities   T. Rowe Price International, Inc.
Equity Index                  State Street Global Bank & Trust N.A.
High Yield Bond               Wellington Management Company, LLP
Global Bond                   Capital Guardian Trust Company


     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock. Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for each Fund for the period ended June 30, 2001 were as follows:


Fund                              Purchases        Sales and Maturities
----                              ---------        --------------------
Large Cap Growth                   $348,967              $470,780
Fundamental Growth                   26,189                20,227
Aggressive Balanced                  18,881                18,201

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--CONTINUED

Fund                             Purchases       Sales and Maturities
----                             ---------       --------------------
Active Bond                      $1,032,689            $1,031,185
Active Bond II                       10,764                 9,694
Emerging Markets Equity              19,299                20,006
International Equity Index            1,523                13,009
International Equity                 11,489                 3,490
Small Cap Growth                     92,144               106,028
Health Sciences                      21,829                 1,103
Global Balanced                       5,863                 5,235
Mid Cap Growth                      205,948               179,358
Mid Cap Blend                        18,693                16,729
Large Cap Value                      31,678                14,597
Large Cap Value CORE                 32,971                 7,446
Large Cap Value CORE II               6,934                 6,108
Large/Mid Cap Value                  28,813                 8,658
Large/Mid Cap Value  II             175,136               174,373
Small/Mid Cap Growth                 86,602                90,331
Bond Index                           56,128                37,584
Large Cap Aggressive Growth          27,076                14,269
Small/Mid Cap CORE                   13,939                 7,798
Small Cap Value                      49,686                29,419
Real Estate Equity                   16,297                19,157
Growth & Income                   1,301,449             1,497,180
Managed                           2,547,128             2,660,323
Short-Term Bond                      76,006                43,513
Small Cap Equity                     19,961                14,766
International Opportunities           8,697                22,541
Equity Index                        108,060                56,800
High Yield Bond                      17,368                 4,789
Global Bond                          13,024                17,850


     The identified cost of investments owned by the Funds (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation at June 30, 2001, were as follows:


                                                                   Net Unrealized
                         Identified     Unrealized    Unrealized    Appreciation
Fund                        Cost       Appreciation  Depreciation  (Depreciation)
----                        ----       ------------  ------------  --------------
Large Cap Growth          $879,877       $91,678      $(98,282)        $(6,604)
Fundamental Growth          43,668         2,716        (6,770)         (4,054)
Aggressive Balanced         19,821         1,320          (958)             362
Active Bond                751,001        12,448        (5,054)           7,394
Active Bond II               6,036           102           (28)              74

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 2001
--------------------------------------------------------------------------------
(000's) Omitted)
NOTE D--INVESTMENT TRANSACTIONS--Continued

                                                                  Net Unrealized
                         Identified    Unrealized    Unrealized    Appreciation
Fund                        Cost      Appreciation  Depreciation  (Depreciation)
----                        ----      ------------  ------------   ------------
Emerging Markets           $31,458        $1,384      $(6,384)        $(5,000)
 Equity
International Equity       172,212        16,111      (34,872)        (18,761)
 Index
International Equity        22,763           566       (3,325)         (2,759)
Small Cap Growth           193,543        29,252      (27,669)          1,583
Health Sciences             20,732         1,296         (933)            363
Global Balanced             28,446         1,336       (3,201)         (1,865)
Mid Cap Growth             335,271        24,877      (66,733)        (41,486)
Mid Cap Blend               20,788         2,453         (738)          1,715
Large Cap Value            198,377        27,975      (10,558)         17,417
Large Cap Value CORE        41,072         2,193       (1,597)            596
Large Cap Value CORE II      6,427           431         (294)            137
Large/Mid Cap Value         34,451         1,408       (1,108)            300
Large/Mid Cap Value II     121,079         6,789       (7,704)           (915)
Small/Mid Cap Growth       173,354        26,190      (19,901)          6,289
Bond Index                  78,055           962         (472)            490
Large Cap Aggressive
 Growth                     36,458         1,585       (3,283)         (1,698)
Small/Mid Cap CORE          26,120         3,914       (2,943)            971
Small Cap Value             48,906         6,936       (1,317)          5,619
Real Estate Equity         131,899        26,215       (1,779)         24,436
Growth & Income          2,539,202       445,108     (223,391)        221,717
Managed                  2,488,798       307,678     (105,167)        202,511
Short-Term Bond            107,177         1,431         (109)          1,322
Small Cap Equity            81,967         9,992      (16,593)         (6,601)
International
 Opportunities             102,682         3,267      (23,036)        (19,769)
Equity Index               556,479        42,341      (78,542)        (36,201)
High Yield Bond             41,135         1,073       (6,024)         (4,951)
Global Bond                 57,066           513       (1,841)         (1,328)

NOTE E--COMBINATION

     On December 22, 2000, the shareholders of John Hancock International Opportunities II Fund ("International Opportunities II") approved the combination between International Opportunities II and International Opportunities, Funds, providing for the transfer of substantially all of the assets and liabilities of the International Opportunities II Fund to the International Opportunities Fund in exchange solely for the trust shares of the International Opportunities Fund. The acquisition was accounted for as a tax-free exchange of 1,947 trust shares of the International Opportunities Fund for the net assets of International Opportunities II Fund, which amounted to $22,528, including $2,878 of unrealized depreciation, after the close of business on December 29, 2000. The net assets of the International Opportunities Fund prior to the combination on December 29, 2000, were $94,169, and the aggregate net assets of the International Opportunities Fund after the combination amounted to $116,697.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 2001
--------------------------------------------------------------------------------
(000's Omitted)


NOTE F--CHANGE IN ACCOUNTING PRINCIPLE

     Effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. Prior to this date, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds, but resulted in a following reduction in the cost of the investments and a corresponding increase (decrease) in unrealized appreciation (depreciation) on investments, based on securities held as of December 31, 2000:

                                    Reduction in the Cost    Increase in Net
Fund                                   of Investments    Unrealized Appreciation
----                                   --------------    -----------------------
Aggressive Balanced                          $4                       $4
Active Bond                               3,461                    3,461
Active Bond II                                1                        1
Global Balanced                              35                       35
Bond Index                                  678                      678
Managed                                   5,533                    5,533
Short-Term Bond                             314                      314
High Yield Bond                              41                       41
Global Bond                                 156                      156


  The effect of this change in the period ended June 30, 2001 was as follows:

                                                            Increase In
                              Decrease in Net             Net Unrealized                  Increase in
Fund                         Investment Income      Appreciation/(Depreciation)       Net Realized Losses
----                         -----------------      ---------------------------       -------------------
Aggressive Balanced                 $4                           $7                           $(3)
Active Bond                        853                        2,309                        (1,456)
Active Bond II                       4                            7                            (3)
Global Balanced                     38                           63                           (25)
Bond Index                         125                          553                          (428)
Managed                          1,370                        7,558                        (6,188)
Short-Term Bond                    143                          192                           (49)
High Yield Bond                      9                           18                            (9)
Global Bond                        206                          215                            (9)

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 2001
--------------------------------------------------------------------------------
(000's Omitted)

NOTE F--CHANGE IN ACCOUNTING PRINCIPLE--CONTINUED

     The effect of this change on the per share operating performance and on the annualized ratio of net investment income to average net assets in the period ended June 30, 2001 was as follows:





                                                      Increase (Decrease)
                                  Decrease in         in Net Realized and         Decrease in Net
                             Net Investment Income      Unrealized Gains         Investment Income
Fund                               Per Share           (Losses) Per Share       to Average Net Assets
----                               ---------          -------------------       ---------------------
Aggressive Balanced                      -                       -                       0.04%
Active Bond                          $0.01                   $0.01                       0.20
Active Bond II                        0.01                    0.01                       0.15
Global Balanced                       0.01                    0.01                       0.27
Bond Index                            0.02                    0.02                       0.35
Managed                               0.01                    0.01                       0.10
Short-Term Bond                       0.01                    0.01                       0.29
High Yield Bond                          -                       -                       0.06
Global Bond                           0.03                    0.03                       0.64


     The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change in presentation.

OTHER MATTERS

Section 30 and Rule 30d-1(b) under the Investment Company Act of 1940, as amended, requires registered management investment companies to furnish information relating to any matter submitted during the reporting period to a vote of Shareholders of the Trust. John Hancock Variable Series Trust I solicited a vote at special meeting of Contract owners/ Policyholders held on April 6, 2001 on the following matters:


FOR THE ACTIVE BOND II FUND (FORMERLY, CORE BOND FUND):                              For        Against       Abstain
                                                                                     ---        -------       -------
To approve a new Sub-Investment Management Agreement among the Trust, John           92%           0%           8%
  Hancock, and John Hancock Advisers, Inc.
To approve an amendment to the current Investment Management Agreement between       52%          40%           8%
  the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.
FOR THE LARGE CAP VALUE FUND:

To approve an amendment to the current Sub-Investment Management Agreement           88%          4%            8%
  among the Trust, John Hancock, and T. Rowe Price Associates, Inc.,
  reflecting a decrease in this Fund's sub-investment advisory fee.
To approve an amendment to the current Investment Management Agreement between       68%          23%           9%
  the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 2001
--------------------------------------------------------------------------------
(000's Omitted)

FOR THE LARGE CAP VALUE CORE II FUND (FORMERLY, AMERICAN LEADERS                     For        Against       Abstain
LARGE CAP VALUE FUND):                                                               ---        -------       -------
To approve a new Sub-Investment Management Agreement among the Trust, John          100%          0%             0%
  Hancock, and Goldman Sachs Asset Management, a unit of the Investment
  Management Division of Goldman, Sachs & Co.
To approve an amendment to the current Investment Management Agreement between       80%         19%             1%
  the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.
FOR THE MONEY MARKET FUND:

To approve a new Sub-Investment Management Agreement among the Trust, John           81%          9%            10%
  Hancock, and Wellington Management Company, LLP.
FOR THE LARGE/MID CAP VALUE II FUND (FORMERLY, MID CAP VALUE FUND):

To approve a new Sub-Investment Management Agreement among the Trust, John           83%          7%            10%
  Hancock, and Wellington Management Company, LLP.
To approve an amendment to the current Investment management Agreement between       69%         21%            10%
  the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.
FOR THE SMALL CAP VALUE FUND (FORMERLY,  SMALL/MID CAP VALUE FUND):

To approve a new Sub-Investment Management Agreement among the Trust, John           87%          4%             9%
  Hancock, and T. Rowe Price Associates, Inc.
To approve an amendment to the current Investment Management Agreement between       75%         17%             8%
  the Trust and John Hancock, reflecting an increase in this Fund's investment advisory fee.

                             OFFICERS AND TRUSTEES

                          Michele G. Van Leer, Chairman
               Kathleen F. Driscoll, President and Vice Chairman
                          Karen Q. Visconti, Secretary
                       Arnold Bergman, Assistant Secretary
                           Raymond F. Skiba, Treasurer
                       Jude A. Curtis, Compliance Officer
                 Maryellen Carney, Assistant Compliance Officer
                          Patrick F. Smith, Controller
                      Paula M. Pashko, Assistant Controller
                                Elizabeth G. Cook
                            Reverend Diane C. Kessler
                               Hassel H. McClellan
                               Robert F. Verdonck


                              INVESTMENT ADVISER

                      John Hancock Life Insurance Company
                               John Hancock Place
                                  P.O. Box 111
                                Boston, MA 02117


                             INDEPENDENT AUDITORS

                                Ernst & Young LLP
                              200 Clarendon Street
                                Boston, MA 02116


                            SUB-INVESTMENT ADVISERS

                           Independence Investment LLC
                                 53 State Street
                                Boston, MA 02109

                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                               New York, NY 10105

                    The Boston Company Asset Management, LLC
                                One Boston Place
                                Boston, MA 02108

                         Capital Guardian Trust Company
                              333 South Hope Street
                              Los Angeles, CA 90071

                         Goldman Sachs Asset Management
                                   32 Old Slip
                               New York, NY 10005

                                      Janus
                               100 Fillmore Street
                              Denver, CO 80206-4928

                           Mellon Bond Associates, LLP
                       One Mellon Bank Center, Suite 5400
                            Pittsburgh, PA 15258-0001

                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                                Boston, MA 02199

                      Morgan Stanley Asset Management Inc.
                           1221 Avenue of the Americas
                               New York, NY 10020

                               Putnam Investments
                             One Post Office Square
                                Boston, MA 02109

                           SSgA Funds Management, Inc.
                             Two International Place
                                Boston, MA 02110

                         T. Rowe Price Associates, Inc.
                              100 East Pratt Street
                               Baltimore, MD 21202

                        T. Rowe Price International, Inc.
                              100 East Pratt Street
                               Baltimore, MD 21202

                       Wellington Management Company, LLP
                                 75 State Street
                                Boston, MA 02109

                            [LOGO OF JOHN HANCOCK]





The Variable Series Trust consists of funds used as investment options for various John Hancock variable life and variable annuity contracts. This report must be accompanied by the required prospectus and the most current quarterly performance report for the contract offered. Investors are not able to invest directly in the Variable Series Trust.

Not all of the funds described in this report are available on every product. Please refer to the prospectus for additional information about the investment options on your variable product.

Insurance Products are Issued by: John Hancock Life Insurance Company John Hancock Variable Life Insurance Company* (*not licensed in New York), Boston, MA 02117 Securities Products are Distributed by: John Hancock Funds, Inc., Member NASD Signator Investors, Inc., Member NASD, SIPC

S8128   7/01                                                      [LOGO OF IMSA]